                            N-30D TABLE OF CONTENTS


SSgA Fund Name                                                        N-30D Page
--------------                                                        ----------
SSgA-SM-Life Solutions-SM- Funds....................................
     Income and Growth Fund.........................................
     Balanced Fund..................................................
     Growth Fund....................................................
Money Market Fund...................................................
Disciplined Equity Fund.............................................
Prime Money Market Fund.............................................
Small Cap Fund......................................................
US Treasury Money Market Fund.......................................
Yield Plus Fund.....................................................
Bond Market Fund....................................................
S&P 500 Index Fund..................................................
International Stock Selection Fund..................................
Tax Free Money Market Fund..........................................
US Government Money Market Fund.....................................
Growth and Income Fund..............................................
Intermediate Fund...................................................
Intermediate Municipal Bond Fund....................................
Emerging Markets Fund...............................................
Tuckerman Active REIT Fund..........................................
International Growth Opportunities..................................
High Yield Bond.....................................................
Special Equity......................................................
Aggressive Equity Fund..............................................
IAM Shares Fund.....................................................
MSCI EAFE Index Fund................................................

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

LIFE SOLUTIONS FUNDS

AUGUST 31, 2002

                        SSgA(R) LIFE SOLUTIONS(SM) FUNDS
                             INCOME AND GROWTH FUND
                                 BALANCED FUND
                                  GROWTH FUND

                                Annual Report
                                August 31, 2002

                                Table of Contents

                                                                           Page

Chairman's Letter                                                            3

Portfolio Management Discussion and Analysis                                 4

Report of Independent Accountants                                            9

INCOME AND GROWTH FUND Financial Statements                                 10
  Financial Highlights                                                      14
BALANCED FUND Financial Statements                                          15
  Financial Highlights                                                      19
GROWTH FUND Financial Statements                                            20
  Financial Highlights                                                      24
Notes to Financial Statements                                               25

Disclosure of Information About Fund Trustees                               33

Fund Management and Service Providers                                       37

"SSgA(R)" IS A REGISTERED TRADEMARK AND "LIFE SOLUTIONS(SM)" IS A REGISTERED SERVICE MARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUNDS AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVES AND OPERATIONS OF THE FUNDS, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA LIFE SOLUTIONS FUNDS
LETTER FROM THE CHAIRMAN


DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Life Solutions Funds. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/Timothy B. Harbert                        /s/ Agustin J. Fleites

Timothy B. Harbert                           Agustin J. Fleites
State Street Global Advisors                 SSgA Funds Management, Inc.
Chairman and Chief Executive Officer         President

SSgA LIFE SOLUTIONS FUNDS
PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

STRATEGY: Each Life Solutions Fund allocates its assets by investing in shares of a combination of underlying SSgA funds. By investing in the underlying component funds, each Life Solutions Fund seeks to maintain different allocations between classes of equity, international equity, fixed-income and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective.

OBJECTIVE: LIFE SOLUTIONS INCOME AND GROWTH FUND seeks income and, secondarily, long-term growth of capital.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                                                           LEHMAN BROTHERS
DATES         LIFE SOLUTIONS INCOME      RUSSELL 3000(R)    AGGREGATE BOND      COMPOSITE MARKET
                 AND GROWTH FUND           INDEX ++           INDEX+++              INDEX **
   *                $10,000                $10,000             $10,000              $10,000
1997                $10,197                $10,346             $10,182              $10,204
1998                $10,558                $10,709             $11,258              $11,032
1999                $11,747                $14,830             $11,348              $12,606
2000                $13,125                $17,890             $12,205              $14,160
2001                $12,292                $13,504             $13,713              $13,648
2002                $12,096                $11,169             $14,825              $13,349
                    $80,015                $88,448             $83,531              $84,999

SSgA LIFE SOLUTIONS INCOME AND GROWTH FUND

PERIOD ENDED         GROWTH OF       TOTAL
  08/31/02            $10,000        RETURN
-------------        ----------    ---------
1 Year               $    9,841      (1.64)%
5 Years              $   11,862       3.47%+
Inception            $   12,096       3.75%+

COMPOSITE MARKET INDEX

 PERIOD ENDED         GROWTH OF      TOTAL
   08/31/02            $10,000      RETURN
-------------        ----------    ---------
1 Year               $    9,781     (2.19)%
5 Years              $   13,083      5.52%+
Inception            $   13,349      5.75%+

RUSSELL 3000(R) INDEX

 PERIOD ENDED         GROWTH OF      TOTAL
   08/31/02            $10,000      RETURN
-------------        ----------    ---------
1 Year               $    8,270     (17.30)%
5 Years              $   10,794       1.54%+
Inception            $   11,169       2.16%+

LEHMAN BROTHERS AGGREGATE BOND INDEX

 PERIOD ENDED         GROWTH OF      TOTAL
   08/31/02            $10,000      RETURN
-------------        ----------    ---------
1 Year               $   10,811      8.11%
5 Years              $   14,560      7.80%+
Inception            $   14,825      7.92%+

 ** 35% RUSSELL 3000(R) INDEX
     5% MSCI EAFE INDEX
    60% LEHMAN BROTHERS AGGREGATE BOND INDEX

SEE RELATED NOTES FOR INDEX DEFINITIONS.

OBJECTIVE: LIFE SOLUTIONS BALANCED FUND seeks a balance of growth of capital and income.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                                                              LEHMAN BROTHERS
DATES          LIFE SOLUTIONS         RUSSELL 3000(R)          AGGREGATE BOND    COMPOSITE MARKET
               BALANCED FUND             INDEX++                INDEX+++             INDEX **
   *             $10,000                 $10,000                 $10,000             $10,000
1997             $10,212                 $10,346                 $10,182             $10,189
1998             $10,246                 $10,709                 $11,258             $10,855
1999             $12,079                 $14,830                 $11,348             $13,160
2000             $13,840                 $17,890                 $12,205             $15,059
2001             $11,992                 $13,504                 $13,713             $13,407
2002             $11,360                 $11,169                 $14,825             $12,451
                 $79,729                 $88,448                 $83,531             $85,121

SSgA LIFE SOLUTIONS BALANCED FUND

 PERIOD ENDED         GROWTH OF      TOTAL
   08/31/02            $10,000      RETURN
-------------        ----------    ---------
1 Year               $    9,473     (5.27)%
5 Years              $   11,124      2.15%+
Inception            $   11,360      2.50%+

COMPOSITE MARKET INDEX

 PERIOD ENDED         GROWTH OF      TOTAL
   08/31/02            $10,000      RETURN
-------------        ----------    ---------
1 Year               $    9,287     (7.13)%
5 Years              $   12,221      4.09%+
Inception            $   12,451      4.34%+

RUSSELL 3000(R) INDEX

 PERIOD ENDED         GROWTH OF      TOTAL
   08/31/02            $10,000      RETURN
-------------        ----------    ---------
1 Year               $    8,270     (17.30)%
5 Years              $   10,794       1.54%+
Inception            $   11,169       2.16%+

LEHMAN BROTHERS AGGREGATE BOND INDEX

 PERIOD ENDED         GROWTH OF      TOTAL
   08/31/02            $10,000      RETURN
-------------        ----------    ---------
1 Year               $   10,811      8.11%
5 Years              $   14,560      7.80%+
Inception            $   14,825      7.92%+

 ** 50% RUSSELL 3000(R) INDEX
    10% MSCI EAFE INDEX
    40% LEHMAN BROTHERS AGGREGATE BOND INDEX

SEE RELATED NOTES FOR INDEX DEFINITIONS.

OBJECTIVE: LIFE SOLUTIONS GROWTH FUND seeks long-term growth of capital.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                                                                      LEHMAN BROTHERS
DATES          LIFE SOLUTIONS                RUSSELL 3000(R)           AGGREGATE BOND     COMPOSITE MARKET
               GROWTH FUND                      INDEX++                   INDEX+++            INDEX **
   *             $10,000                        $10,000                   $10,000             $10,000
1997             $10,242                        $10,346                   $10,182             $10,173
1998             $ 9,968                        $10,709                   $11,258             $10,661
1999             $12,432                        $14,830                   $11,348             $13,702
2000             $14,564                        $17,890                   $12,205             $15,956
2001             $11,627                        $13,504                   $13,713             $13,102
2002             $10,535                        $11,169                   $14,825             $11,535
                 $79,368                        $88,448                   $83,531             $85,129

SSgA LIFE SOLUTIONS GROWTH FUND

 PERIOD ENDED         GROWTH OF      TOTAL
   08/31/02            $10,000      RETURN
-------------        ----------    ---------
1 Year               $    9,060      (9.40)%
5 Years              $   11,286       0.57%+
Inception            $   10,535       1.01%+

COMPOSITE MARKET INDEX

 PERIOD ENDED         GROWTH OF      TOTAL
   08/31/02            $10,000      RETURN
-------------        ----------    ---------
1 Year               $    8,803     (11.97)%
5 Years              $   11,339       2.55%+
Inception            $   11,535       2.80%+

RUSSELL 3000(R) INDEX

 PERIOD ENDED         GROWTH OF      TOTAL
   08/31/02            $10,000      RETURN
-------------        ----------    ---------
1 Year               $    8,270     (17.30)%
5 Years              $   10,794       1.54%+
Inception            $   11,169       2.16%+

LEHMAN BROTHERS AGGREGATE BOND INDEX

 PERIOD ENDED         GROWTH OF      TOTAL
   08/31/02            $10,000      RETURN
-------------        ----------    ---------
1 Year               $   10,811      8.11%
5 Years              $   14,560      7.80%+
Inception            $   14,825      7.92%+

 ** 65% RUSSELL 3000(R) INDEX
    15% MSCI EAFE INDEX
    20% LEHMAN BROTHERS AGGREGATE BOND INDEX


SEE RELATED NOTES FOR INDEX DEFINITIONS.

PERFORMANCE REVIEW

For the fiscal year ended August 31, 2002, the Life Solutions Funds lost 1.64%, 5.27%, and 9.40% for the Income and Growth Fund, Balanced Fund, and Growth Fund, respectively. During the same period, the Funds' composite benchmarks lost 2.19%, 7.13%, and 11.97%, respectively.

The SSgA Life Solutions Funds is a family of balanced funds designed to meet the investment objectives of investors with varying degrees of risk tolerance. The group consists of three Funds with distinct risk/return profiles. The most conservative, the Life Solutions Income and Growth Fund, is targeted to investors with limited tolerance for equity market volatility. The Life Solutions Balanced Fund is targeted at those individuals willing to undertake greater equity exposure, but who are also looking for fixed income exposure to balance return patterns. The Life Solutions Growth Fund is intended for those investors aggressively seeking return. The Fund is designed to provide broadly diversified equity exposure with the ability to have limited exposure to fixed income and cash securities.

The US equity component of the Funds' benchmark is the Russell 3000(R) Index, an unmanaged index of US equities representing approximately the largest 3,000 US companies by market value. The international component is comprised of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, an unmanaged index reflecting the performance of international markets around the globe. The fixed-income component of the benchmark is the Lehman Brothers Aggregate Bond Index, an unmanaged index capturing the performance of the broad US bond markets, including government, investment grade corporate, agency, and mortgage-backed securities.

MARKET AND PORTFOLIO HIGHLIGHTS

Returns for the Funds over the last fiscal year were poor due primarily to very weak equity markets. However, relative returns for each Fund were ahead of their respective benchmarks. These relative results came from strong stock selection within the underlying Funds' portfolios. In terms of the absolute returns, the more aggressive Funds (Balanced and Growth) were particularly hurt by having the majority of each Fund's assets in equities. Returns were driven by large US stocks, which make up a substantial portion of the Life Solutions' underlying fund investments, as the S&P 500(R) Index lost approximately 18% over the last fiscal year. In fact, the worst performing underlying fund was the SSgA S&P 500 Index Fund. All of the other underlying
US equity funds outperformed the S&P 500 Index Fund and their respective indices. Thus, the Funds' long-standing policy of high levels of diversification paid off well over the last year. The highlights on this front include; the SSgA Small Cap Fund which fell 6% (9% ahead of its benchmark), the SSgA
Emerging Markets Fund rose 4% (2% ahead of its benchmark), and the Life Solutions Funds' largest equity holding, the SSgA Aggressive Equity Fund, lost 11% (6% ahead of its benchmark).

High quality fixed-income issues once again provided the best results over the past year as the SSgA Bond Market Fund and the Lehman Brothers Aggregate Bond Index both rose 8%. The SSgA High Yield Bond Fund's small allocation did not help performance as the Fund lost 2.5% compared to a loss 7.65% for the Lehman High Yield Bond Index.

The Life Solutions Funds' performance relative to composite benchmarks was lowered modestly by overweight allocation to equity. The Funds began the fiscal year with only a 4-5% overweight to equity, via the underlying international and small cap funds. However, as the decline continued, the Funds more recently increased this overweight by 3-4%, as valuations have become quite attractive for global equities.

Valuations in the US look reasonable with the forward price/earnings (p/e) ratio around 16 while markets in Europe are typically even at lower multiples. This is the outlook despite the fact that global interest rates have declined substantially, with the 10-year US government bond rate hovering at just 4%. The low rates have the potential to make fixed-income investments less desirable; however, this has not been the case recently, as investors have sought the safety of bonds and shunned stocks. This activity is reminiscent of the late 1990s, when the markets saw the opposite occurrence of rising rates, rising price multiples and rising stock markets. As was the case a few years ago, eventually equity markets responded to the change in rates.

PORTFOLIO ALLOCATION BY ASSET CLASS
AS OF 08/31/02

                     INCOME AND
                       GROWTH      BALANCED      GROWTH
                        FUND         FUND         FUND
                     ----------   ----------   ----------
Equities:
Domestic                38.0%       53.6%        68.1%
International            9.5        14.3         19.5
                     ----------   ----------   ----------
                        47.5        67.9         87.6

Bonds                   52.4        32.0         12.4
Cash, net                0.1         0.1          0.0
                     ----------   ----------   ----------
                       100.0%      100.0%       100.0%
                     ==========   ==========   ==========

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGES.

* The Life Solutions Funds commenced operations on June 30, 1997. Index comparisons began on July 1, 1997.

+    Annualized.

     INDEX DEFINITIONS:

++ The Russell 3000(R) Index is comprised of the 3,000 largest US companies based on total market capitalization, representing approximately 98% of the investable US equity market.

+++ The Lehman Brothers Aggregate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total returns comprises price appreciation/depreciation and income as a percentage of the original investment.

     The Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Life Solutions Funds (in this report, comprised of SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund, and SSgA Life Solutions Growth Fund)(the "Funds") at August 31, 2002, the results of each of their operations for the fiscal year then ended, and the changes in each of their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the transfer agent, provide a reasonable basis for our opinion.


                                        /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 17, 2002

SSgA LIFE SOLUTIONS
INCOME AND GROWTH FUND

STATEMENT OF NET ASSETS                                         AUGUST 31, 2002

                                                  NUMBER        VALUE
                                                   OF           (000)
                                                  SHARES          $
                                                 ---------     ---------
INVESTMENTS
DOMESTIC EQUITIES - 38.0%
SSgA Aggressive Equity Fund                      1,440,053         5,587
SSgA S&P 500 Index Fund                            101,287         1,536
SSgA Small Cap Fund                                 24,913           459
                                                              ----------
                                                                   7,582
                                                              ----------

INTERNATIONAL EQUITIES - 9.5%
SSgA Emerging Markets Fund                          11,055            96
SSgA International Stock Selection Fund            283,979         1,795
                                                              ----------
                                                                   1,891
                                                              ----------

BONDS - 52.4%
SSgA Bond Market Fund                              868,858         9,054
SSgA High Yield Bond Fund                          177,823         1,395
                                                              ----------
                                                                  10,449
                                                              ----------

SHORT-TERM ASSETS - 0.1%
SSgA Money Market Fund                              22,044            22
                                                              ----------
TOTAL INVESTMENTS - 100.0%
(identified cost $20,900)                                         19,944
                                                              ----------
OTHER ASSETS AND LIABILITIES,
NET - (0.0)%                                                         (7)
                                                              ----------
NET ASSETS - 100.0%                                               19,937
                                                              ==========


See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
INCOME AND GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                  AUGUST 31, 2002

ASSETS
Investments at market (identified cost $20,900)                                  $   19,944
Receivables:
Investments sold                                                                        620
From Advisor                                                                             16
                                                                                 ----------
Total assets                                                                         20,580

LIABILITIES
Payables:
Fund shares redeemed                                                 $      622
Accrued fees to affiliates                                                    9
Other accrued expenses                                                       12
                                                                     ----------
Total liabilities                                                                       643
                                                                                 ----------

NET ASSETS                                                                          $19,937
                                                                                 ==========

NET ASSETS CONSIST OF:
Undistributed net investment income                                              $      258
Accumulated net realized gain (loss)                                                 (3,686)
Unrealized appreciation (depreciation) on investments                                  (956)
Shares of beneficial interest                                                             2
Additional paid-in capital                                                           24,319
                                                                                 ----------

NET ASSETS                                                                       $   19,937
                                                                                 ==========
NET ASSET VALUE, offering and redemption price per share:
($19,936,875 divided by 1,953,443 shares of $.001 par value
shares of beneficial interest outstanding)                                       $    10.21
                                                                                 ==========

See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
INCOME AND GROWTH FUND

STATEMENT OF OPERATIONS
Amounts in thousands                  FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Income distributions from Underlying Funds                                        $      621
                                                                                  ----------
EXPENSES
Distribution fees                                                    $        4
Transfer agent fees                                                          28
Fund accounting fees                                                         16
Professional fees                                                            10
Registration fees                                                             9
Shareholder servicing fees                                                   21
Amortization of deferred organization expenses                                7
Miscellaneous                                                                13
                                                                     ----------

Expenses before reductions                                                  108
Expense reductions                                                          (16)
Other expense reductions (see Note 2)                                       (43)
                                                                     ----------

Expenses, net                                                                             49
                                                                                  ----------

Net investment income (loss)                                                             572
                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                 (775)
Net change in unrealized appreciation (depreciation) on investments                     (180)
                                                                                  ----------

Net realized and unrealized gain (loss)                                                 (955)
                                                                                  ----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                             $     (383)
                                                                                  ==========

See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
INCOME AND GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                           2002         2001
                                                                        ----------   ----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                            $      572     $   799
Net realized gain (loss)                                                      (775)       (981)
Net change in unrealized appreciation (depreciation)                          (180)     (1,161)
                                                                        ----------   ----------
Net increase (decrease) in net assets from operations                         (383)     (1,343)
                                                                        ----------   ----------
DISTRIBUTIONS
From net investment income                                                    (856)     (1,334)
From net realized gain                                                          --      (1,316)
                                                                        ----------   ----------
Net decrease in net assets from distributions                                 (856)     (2,650)
                                                                        ----------   ----------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions                1,298       2,721
                                                                        ----------   ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                     59      (1,272)

NET ASSETS
Beginning of period                                                         19,878      21,150
                                                                        ----------   ----------
End of period (including undistributed net
investment income of $258 and $526, respectively)                          $19,937     $19,878
                                                                        ==========   ==========

See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS INCOME AND GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        FISCAL YEARS ENDED AUGUST 31,
                                    ------------------------------------------------------------------
                                      2002           2001           2000           1999        1998
                                    ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                              $    10.84    $    13.21    $    12.93    $    12.65    $    12.93
                                    ----------    ----------    ----------    ----------    ----------
INCOME FROM OPERATIONS
Net investment income
(loss)(a)(b)                               .30           .45           .47           .44           .46
Net realized and unrealized gain
(loss)                                    (.48)       (1.24)           .94           .95          (.01)
                                    ----------    ----------    ----------    ----------    ----------
Total income from operations              (.18)         (.79)         1.41          1.39           .45
                                    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS
From net investment income                (.45)         (.79)         (.77)         (.61)         (.41)
From net realized gain                      --          (.79)         (.36)         (.50)         (.32)
                                    ----------    ----------    ----------    ----------    ----------
Total distributions                       (.45)        (1.58)        (1.13)        (1.11)         (.73)
                                    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD      $    10.21    $    10.84    $    13.21    $    12.93    $    12.65
                                    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (%)                         (1.64)        (6.35)        11.73         11.27          3.53

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in
thousands)                              19,937        19,878        21,150        25,742        23,771

Ratios to average net assets (%):
Operating expenses, net (c)(d)             .45           .45           .45           .45           .45
Operating expenses, gross (c)(d)           .53           .59           .55           .50           .72
Net investment income (d)                 2.60          3.87          3.71          3.37          3.00

Portfolio turnover rate (%)              41.96         79.47         31.07         93.34         93.28

(a)  Average month-end shares outstanding were used for this calculation.

(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

(c) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.

(d) During the year ended August 31, 2002, the Fund experienced a one time reduction in its expenses of twenty-one basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
BALANCED FUND

STATEMENT OF NET ASSETS                                         AUGUST 31, 2002


                                                  NUMBER      VALUE
                                                    OF        (000)
                                                  SHARES        $
                                                ----------  ---------
INVESTMENTS
DOMESTIC EQUITIES - 53.6%
SSgA Aggressive Equity Fund                      6,484,700     25,161
SSgA S&P 500 Index Fund                            388,908      5,896
SSgA Small Cap Fund                                 85,274      1,570
                                                            ---------
                                                               32,627
                                                            ---------

INTERNATIONAL EQUITIES - 14.3%
SSgA Emerging Markets Fund                          31,892        277
SSgA International Stock Selection Fund          1,335,359      8,439
                                                            ---------
                                                                8,716
                                                            ---------

BONDS - 32.0%
SSgA Bond Market Fund                            1,587,737     16,544
SSgA High Yield Bond Fund.                         370,698      2,910
                                                            ---------
                                                               19,454
                                                            ---------

SHORT-TERM ASSETS - 0.1%
SSgA Money Market Fund                              58,256         58
                                                            ---------
TOTAL INVESTMENTS - 100.0%
(identified cost $68,520)                                      60,855
                                                            ---------
OTHER ASSETS AND LIABILITIES,
NET - (0.0%)                                                      (26)
                                                            ---------

NET ASSETS - 100.0%                                            60,829
                                                            =========

See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                   AUGUST 31, 2002

ASSETS
Investments at market (identified cost $68,520)                                   $   60,855
Receivables:
Investments sold                                                                         851
Fund shares sold                                                                          15
                                                                                  ----------
Total assets                                                                          61,721

LIABILITIES
Payables:
Fund shares redeemed                                                 $      865
Accrued fees to affiliates                                                   15
Other accrued expenses                                                       12
                                                                     ----------

Total liabilities                                                                        892
                                                                                  ----------

NET ASSETS                                                                        $   60,829
                                                                                  ==========
NET ASSETS CONSIST OF:
Undistributed net investment income                                               $      531
Accumulated net realized gain (loss)                                                 (17,331)
Unrealized appreciation (depreciation) on investments                                 (7,665)
Shares of beneficial interest                                                              6
Additional paid-in capital                                                            85,288
                                                                                  ----------
NET ASSETS                                                                        $   60,829
                                                                                  ==========
NET ASSET VALUE, offering and redemption price per share:
($60,828,811 divided by 6,474,177 shares of $.001 par value
shares of beneficial interest outstanding)                                        $     9.40
                                                                                  ==========

See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
BALANCED FUND

STATEMENT OF OPERATIONS
Amounts in thousands                  FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME

Income distributions from Underlying Funds                                        $    1,360

EXPENSES
Distribution fees                                                    $       15
Transfer agent fees                                                          29
Fund accounting fees                                                         15
Professional fees                                                            10
Registration fees                                                            11
Shareholder servicing fees                                                   96
Amortization of deferred organization expenses                                7
Miscellaneous                                                                17
                                                                     ----------

Expenses before reductions                                                  200
Expense reductions (see Note 2)                                            (140)
                                                                     ----------
Total expenses                                                                            60
                                                                                  ----------

Net investment income (loss)                                                           1,300
                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                               (1,780)
Net change in unrealized appreciation (depreciation) on investments                   (3,018)
                                                                                  ----------

Net realized and unrealized gain (loss)                                               (4,798)
                                                                                  ----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                             $   (3,498)
                                                                                  ==========

See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,


                                                           2002          2001
                                                        ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                            $    1,300    $    2,093
Net realized gain (loss)                                    (1,780)       (4,251)
Net change in unrealized appreciation (depreciation)        (3,018)       (8,573)
                                                        ----------    ----------
Net increase (decrease) in net assets from operations       (3,498)      (10,731)
                                                        ----------    ----------
DISTRIBUTIONS
From net investment income                                  (2,052)       (6,387)
From net realized gain                                          --        (9,861)
                                                        ----------    ----------
Net decrease in net assets from distributions               (2,052)      (16,248)
                                                        ----------    ----------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share
transactions                                                   722        10,925
                                                        ----------    ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                 (4,828)      (16,054)

NET ASSETS
Beginning of period                                         65,657        81,711
                                                        ----------    ----------
End of period (including undistributed net investment
income of $531 and $1,267, respectively)                $   60,829    $   65,657
                                                        ==========    ==========


See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
BALANCED FUND

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                        FISCAL YEARS ENDED AUGUST 31,
                                    ------------------------------------------------------------------
                                       2002          2001          2000         1999           1998
                                    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF
PERIOD                              $    10.25    $    14.59    $    13.80    $    12.95    $    13.98
                                    ----------    ----------    ----------    ----------    ----------
INCOME FROM OPERATIONS
Net investment income
(loss)(a)(b)                               .21           .33           .42           .38           .50
Net realized and unrealized gain
(loss)                                    (.74)        (2.09)         1.47          1.84          (.45)
                                    ----------    ----------    ----------    ----------    ----------
Total income from operations              (.53)        (1.76)         1.89          2.22           .05
                                    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS
From net investment income                (.32)        (1.01)         (.70)         (.61)         (.56)
From net realized gain                      --         (1.57)         (.40)         (.76)         (.52)
                                    ----------    ----------    ----------    ----------    ----------
Total distributions                       (.32)        (2.58)        (1.10)        (1.37)        (1.08)
                                    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD      $     9.40    $    10.25    $    14.59    $    13.80    $    12.95
                                    ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (%)                         (5.27)       (13.35)        14.59         17.89           .33

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in
thousands)                              60,829        65,657        81,711        99,092        90,804

Ratios to average net assets (%):
Operating expenses (c)(d)                  .31           .28           .24           .28           .36
Net investment income (d)                 1.81          2.84          3.01          2.83          2.07

Portfolio turnover rate (%)              36.01        102.02         42.47         51.09        101.40


(a)  Average month-end shares outstanding were used for this calculation.

(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

(c) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.

(d) During the year ended August 31, 2002, the Fund experienced a one time reduction in its expenses of twenty-two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
GROWTH FUND

STATEMENT OF NET ASSETS                                         AUGUST 31, 2002

                                                   NUMBER           VALUE
                                                     OF             (000)
                                                   SHARES             $
                                                 ----------    ----------
INVESTMENTS
DOMESTIC EQUITIES - 68.1%
SSgA Aggressive Equity Fund                       4,568,241        17,725
SSgA S&P 500 Index Fund                             240,650         3,648
SSgA Small Cap Fund                                  55,454         1,021
                                                               ----------
                                                                   22,394
                                                               ----------

INTERNATIONAL EQUITIES - 19.5%
SSgA Emerging Markets Fund                           17,777           154
SSgA International Stock Selection Fund             993,123         6,277
                                                               ----------
                                                                    6,431
                                                               ----------

BONDS - 12.4%
SSgA Bond Market Fund                               265,481         2,766
SSgA High Yield Bond Fund                           166,786         1,309
                                                               ----------
                                                                    4,075
                                                               ----------

SHORT-TERM ASSETS - 0.1%
SSgA Money Market Fund                               31,901            32
                                                               ----------

TOTAL INVESTMENTS - 100.1%
(identified cost $38,380)                                          32,932
                                                               ----------

OTHER ASSETS AND LIABILITIES,
NET - (0.1%)                                                         (22)
                                                               ----------
NET ASSETS - 100.0%                                                32,910
                                                               ==========

See accompanying notes which are an integral part of the financial statements

SSgA LIFE SOLUTIONS
GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                  AUGUST 31, 2002

ASSETS
Investments at market (identified cost $38,380)                                     $   32,932
Receivable on investments sold                                                           1,462
                                                                                    ----------
Total assets                                                                            34,394

LIABILITIES
Payables:
Fund shares redeemed                                               $    1,462
Accrued fees to affiliates                                                 10
Other accrued expenses                                                     12
                                                                   ----------

Total liabilities                                                                        1,484
                                                                                    ----------

NET ASSETS                                                                          $   32,910
                                                                                    ==========

NET ASSETS CONSIST OF:
Undistributed net investment income                                                 $      201
Accumulated distributions in excess of net realized gain (loss)                        (13,982)
Unrealized appreciation (depreciation) on investments                                   (5,448)
Shares of beneficial interest                                                                4
Additional paid-in capital                                                              52,135
                                                                                    ----------

NET ASSETS                                                                          $   32,910
                                                                                    ==========

NET ASSET VALUE, offering and redemption price per share:
($32,910,029 divided by 3,831,054 shares of $.001 par value
shares of beneficial interest outstanding)                                          $     8.59
                                                                                    ==========

See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
GROWTH FUND

STATEMENT OF OPERATIONS
Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002


INVESTMENT INCOME

Income distributions from Underlying Funds                                                 $      409

EXPENSES
Distribution fees                                                        $        8
Transfer agent fees                                                              29
Fund accounting fees                                                             16
Professional fees                                                                10
Registration fees                                                                10
Shareholder servicing fees                                                       47
Amortization of deferred organization expenses                                    7
Miscellaneous                                                                    13
                                                                         ----------

Expenses before reductions                                                      140
Expense reductions                                                             (173)
                                                                         ----------
Total expenses                                                                                    (33)
                                                                                           ----------

Net investment income (loss)                                                                      442
                                                                                           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                        (2,521)
Net change in unrealized appreciation (depreciation) on investments                            (1,609)
                                                                                           ----------

Net realized and unrealized gain (loss)                                                        (4,130)
                                                                                           ----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                      $   (3,688)
                                                                                           ==========


See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                     2002          2001
                                                                  ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                      $      442    $      626
Net realized gain (loss)                                              (2,521)       (2,708)
Net change in unrealized appreciation (depreciation)                  (1,609)       (8,166)
                                                                  ----------    ----------

Net increase (decrease) in net assets from operations                 (3,688)      (10,248)
                                                                  ----------    ----------
DISTRIBUTIONS
From net investment income                                              (568)       (3,865)
From net realized gain                                                    --        (7,423)
                                                                  ----------    ----------

Net decrease in net assets from distributions                           (568)      (11,288)
                                                                  ----------    ----------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions         (1,352)        8,643
                                                                  ----------    ----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                           (5,608)      (12,893)

NET ASSETS
Beginning of period                                                   38,518        51,411
                                                                  ----------    ----------

End of period (including undistributed net investment income of
$202 and $312, respectively)                                      $   32,910    $   38,518
                                                                  ==========    ==========

See accompanying notes which are an integral part of the financial statements.

SSgA LIFE SOLUTIONS
GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                 FISCAL YEARS ENDED AUGUST 31,
                                    --------------------------------------------------------
                                      2002        2001        2000        1999        1998
                                    --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF
PERIOD                              $   9.63    $  15.73    $  14.62    $  13.02    $  14.79
                                    --------    --------    --------    --------    --------

INCOME FROM OPERATIONS
Net investment income
(loss)(a)(b)                             .11         .16         .26         .26         .38
Net realized and unrealized gain
(loss)                                 (1.01)      (2.94)       2.13        2.81        (.75)
                                    --------    --------    --------    --------    --------

Total income from operations            (.90)      (2.78)       2.39        3.07        (.37)
                                    --------    --------    --------    --------    --------
DISTRIBUTIONS
From net investment income              (.14)      (1.12)       (.72)       (.55)       (.71)
From net realized gain                    --       (2.20)       (.56)       (.92)       (.69)
                                    --------    --------    --------    --------    --------

Total distributions                     (.14)      (3.32)      (1.28)      (1.47)      (1.40)
                                    --------    --------    --------    --------    --------

NET ASSET VALUE, END OF PERIOD      $   8.59    $   9.63    $  15.73    $  14.62    $  13.02
                                    ========    ========    ========    ========    ========

TOTAL RETURN (%)                       (9.40)     (20.16)      17.15       24.72       (2.68)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in
thousands)                            32,910      38,518      51,411      65,018      53,432

Ratios to average net assets (%):
Operating expenses (c)(d)                .38         .35         .35         .38         .41
Net investment income (d)                .73        1.41        1.78        1.89        1.52

Portfolio turnover rate (%)            40.17      111.13       33.00       43.15       67.66

(a)  Average month-end shares outstanding were used for this calculation.

(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

(c) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.

(d) During the year ended August 31, 2002, the Fund experienced a one time reduction in its expenses of forty-seven basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

See accompanying notes which are an integral part of the financial statements.

SSgA
LIFE SOLUTIONS FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on three portfolios, the SSgA Life Solutions Income and Growth Fund, Balanced Fund and Growth Fund (the "Funds"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. The Funds are designed primarily for tax-advantaged retirement accounts and other long-term investment strategies. Each Fund allocates its assets by investing in shares of a combination of the Investment Company's portfolios (the "Underlying Funds"). The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Fund.

ASSET CLASS/UNDERLYING FUND                                     ASSET ALLOCATION RANGES
                                                   -----------------------------------------------------
                                                     INCOME AND          BALANCED            GROWTH
                                                     GROWTH FUND           FUND               FUND
                                                   ---------------    ---------------    ---------------
EQUITIES
US Equities                                            20 - 60%          40 - 80%          60 - 100%
SSgA S&P 500 Index Fund
SSgA Disciplined Equity Fund
SSgA Small Cap Fund
SSgA Growth and Income Fund
SSgA Special Equity Fund
SSgA Tuckerman Active REIT Fund
SSgA Aggressive Equity Fund
SSgA IAM SHARES Fund
International Equities*                                 0 - 15%           0 - 20%            0 - 25%
SSgA International Stock Selection Fund
SSgA Emerging Markets Fund
SSgA International Growth Opportunities Fund
SSgA MSCI(R) EAFE(R) Index Fund
BONDS                                                  40 - 80%          20 - 60%            0 - 40%
SSgA Bond Market Fund
SSgA Intermediate Fund
SSgA High Yield Bond Fund
SSgA Yield Plus Fund
SHORT TERM ASSETS                                       0 - 20%           0 - 20%            0 - 20%
SSgA Money Market Fund
SSgA US Government Money Market Fund


* International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

     OBJECTIVES OF THE UNDERLYING FUNDS:

     The Life Solutions Funds are comprised of various combinations of the Underlying Funds. Each of the Life Solutions Funds will invest in at least six of the Underlying Funds. The Board of Trustees has approved investment in all of the Underlying Funds presented above. The fundamental investment objectives of the Underlying Funds utilized by the Life Solutions Funds are listed below.

     SSgA S&P 500 INDEX FUND: To seek to replicate the total return of the S&P 500 Index.

     SSgA DISCIPLINED EQUITY FUND: To provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

     SSgA SMALL CAP FUND: To maximize total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in securities of smaller capitalized issuers.

     SSgA GROWTH AND INCOME FUND: To achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

     SSgA SPECIAL EQUITY FUND: To maximize total return through investment in mid-and small capitalization US equity securities.

     SSgA TUCKERMAN ACTIVE REIT FUND: To provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

     SSgA AGGRESSIVE EQUITY FUND: To maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

     SSgA IAM SHARES FUND: To maximize total return primarily through investing in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace workers or affiliated labor unions (IAM companies).

     SSgA INTERNATIONAL STOCK SELECTION FUND: To provide long-term capital growth by investing primarily in securities of foreign issuers.

     SSgA EMERGING MARKETS FUND: To provide maximum total return, primarily through capital appreciation, by investing in securities of foreign issuers.

     SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND: To provide long-term capital growth by investing primarily in securities of foreign issuers.

     SSgA MSCI(R) EAFE(R) INDEX FUND: To replicate as closely as possible before expenses the performance of the Morgan Stanley Capital International, Europe, Australasia, Far East Index.

     SSgA BOND MARKET FUND: To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index (the "LBAB Index").

     SSgA INTERMEDIATE FUND: To seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

     SSgA HIGH YIELD BOND FUND: To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond Index (the "LBHYB Index").

     SSgA YIELD PLUS FUND: To seek high current income and liquidity by investing in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

     SSgA MONEY MARKET FUND: To maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar dominated securities with remaining maturities of one year or less.

     SSgA US GOVERNMENT MONEY MARKET FUND: To maximize current income to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     SECURITY VALUATION: Investments in Underlying Funds are valued at the net asset value per share of each Underlying Fund as of the close of regular trading on the New York Stock Exchange.

     SECURITIES TRANSACTIONS: Securities transactions of the Underlying Funds are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Distributions of income and capital gains are recorded from the Underlying Funds on the ex-dividend date.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Funds to distribute all of their taxable income. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required. The Funds had a net tax basis capital loss carryover which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2010. At August 31, 2002, the capital loss carryovers were:

     Income and Growth Fund                                        $   2,313,750
     Balanced Fund                                                 $  12,996,006
     Growth Fund                                                   $   9,799,465

     As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003. At August 31, 2002, the deferred net realized capital losses were:

     Income and Growth Fund                                        $     512,306
     Balanced Fund                                                 $   2,943,750
     Growth Fund                                                   $   2,176,537

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                             INCOME AND        BALANCED         GROWTH
                                             GROWTH FUND         FUND            FUND
                                            ------------    ------------    ------------
     Cost of Investments for Tax Purposes   $ 21,756,969    $ 69,911,510    $ 40,385,868
     Gross Tax Unrealized Appreciation           986,024       1,049,852         139,281
     Gross Tax Unrealized Depreciation        (2,799,260)    (10,106,239)     (7,592,890)
                                            ------------    ------------    ------------
     Net Tax Unrealized Appreciation
      (Depreciation)                        $ (1,813,236)   $ (9,056,387)   $ (7,453,609)
                                            ============    ============    ============
     Undistributed Ordinary Income          $    257,543    $    531,168    $    201,227
     Undistributed Long-Term Gains
     (Capital Loss Carryforward)            $ (2,313,750)   $(12,996,006)   $ (9,799,465)

     TAX COMPOSITION OF DISTRIBUTIONS:

                                             INCOME AND       BALANCED          GROWTH
                                             GROWTH FUND        FUND             FUND
                                            ------------    ------------    ------------
     Ordinary Income                        $    856,937    $2,051,897      $  568,445
     Long-Term Capital Gains                $         --    $       --      $       --
     Tax Return of Capital                  $         --    $       --      $       --


     EXPENSES: The Funds will pay all of their expenses other than those expressly assumed by the Adviser and the Administrator. Certain expenses of the Investment Company not directly attributable to any one Fund but applicable to all Funds, such as Trustee fees, insurance, legal and other expenses will be allocated to each Fund based on each Fund's net assets. Expenses included in the accompanying Statements of Operations reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

     Included in the Statement of Operations is a one time reduction of $42,897 (twenty-one basis points), $139,956 (twenty-two basis points) and $172,615 (forty-seven basis points) for the Income and Growth Fund, the Balanced Fund and the Growth Fund, respectively, resulting from expenses overaccrued in a prior period.

     DEFERRED ORGANIZATION EXPENSES: The Funds have incurred expenses in connection with their organization. These costs were fully amortized over 60 months on a straight-line basis as of August 31, 2002.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: During the period ended August 31, 2002, purchases and sales of the Underlying Funds aggregated to the following:

                                       PURCHASES        SALES
                                      -----------    -----------
     Income and Growth Fund           $ 9,577,725    $ 8,552,352
     Balanced Fund                     23,177,909     23,321,929
     Growth Fund                       14,898,850     16,541,227

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. The Funds will not be charged a fee by the Adviser. However, each Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Each Underlying Fund pays the Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to a certain percentage of each Underlying Fund's average daily net assets. For the period ended August 31, 2002, the Adviser has contractually agreed to reimburse the Funds for all expenses (except 12b-1 distribution and shareholder servicing expenses) in excess of .30% of average daily net assets on an annual basis. The total amount of reimbursement for the Income and Growth Fund for the period ended August 31, 2002 was $16,163.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. For these services, the Underlying Funds pay the Administrator a combined fee that on an annual basis is equal to a certain percentage of their average aggregate daily net assets. The Funds will not be charged a fee by the Administrator. Instead, the Administrator will assess administration fees on the Underlying Funds.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statements of Operations.

     The Funds and Underlying Funds have a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Funds and Underlying Funds' average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to the Distributor to finance activity that is intended to result in the sale and retention of the Funds' and Underlying Funds' shares including: (1) payments made to certain broker-dealers, investments advisors and other third party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Payments to Distributor, as well as payments to Service Organizations from each Fund, are not permitted by the Plan to exceed .25% of each Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. Each Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of each Fund's shareholders have the right, however, to terminate the Plan and all payments thereunder at anytime. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance. There were no expenses carried over as of August 31, 2002. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

     Each Fund has Shareholder Service Agreements with State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, each Fund pays a maximum of .13% each, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, each Fund was charged shareholder servicing expenses by CitiStreet and Global Markets as follows:

                                       CITISTREET     GLOBAL MARKETS
                                       ----------     --------------
     Income and Growth Fund            $   24,301     $            1
     Balanced Fund                         81,632                254
     Growth Fund                           47,070                 44

     The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

                                      INCOME AND        BALANCED        GROWTH
                                      GROWTH FUND         FUND           FUND
                                      -----------      ----------     ----------
     Fund accounting fees             $     1,287      $    1,456     $    1,352
     Distribution fees                        885           2,379          1,082
     Shareholder servicing fees             2,204           6,163          3,214
     Transfer agent fees                    4,461           4,788          4,301
                                      -----------      ----------     ----------
                                      $     8,837      $   14,786     $    9,949
                                      ===========      ==========     ==========

     BENEFICIAL INTEREST: In the Income and Growth Fund, as of August 31, 2002, two shareholders (who were also affiliates of the Investment Company) were record owners of 83% and 11%, respectively, of the total outstanding shares of the Fund. In the Balanced Fund, as of August 31, 2002, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 85% and 11%, respectively, of the total outstanding shares of the Fund. In the Growth Fund, as of August 31, 2002, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 82% and 17%, respectively, of the total outstanding shares of the Fund.

     TRANSACTIONS WITH AFFILIATED COMPANIES: An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions during the period ended August 31, 2002 with Underlying Funds which are or were affiliates are as follows:

                                                                                 INCOME
                   AFFILIATE                   PURCHASE COST    SALES COST    DISTRIBUTIONS
     -------------------------------------     -------------   ------------   -------------
     INCOME AND GROWTH FUND
     SSgA Aggressive Equity Fund               $   1,921,200   $  1,471,271   $          --
                                               -------------   ------------   -------------
                                               $   1,921,200   $  1,471,271   $          --
                                               =============   ============   =============
     BALANCED FUND
     SSgA Aggressive Equity Fund               $   4,996,358   $  3,204,873   $          --
     SSgA International Stock Selection Fund       3,580,036      4,282,406          53,108
     SSgA Bond Market Fund                         7,735,857     11,469,614         992,016
                                               -------------   ------------   -------------
                                               $  16,312,251   $ 18,956,893   $   1,045,124
                                               =============   ============   =============

     GROWTH FUND
     SSgA Aggressive Equity Fund               $   2,478,161   $  3,174,131   $          --
     SSgA International Stock Selection Fund       3,557,936      4,952,122          40,443
                                               -------------   ------------   -------------
                                               $   6,036,097   $  8,126,253   $      40,443
                                               =============   ============   =============

The values of the above Underlying Funds are shown in the accompanying Statements of Net Assets.

5.   FUND SHARE TRANSACTIONS (amounts in thousands)

                                                      FISCAL YEARS ENDED AUGUST 31,
                                       -----------------------------------------------------
                                                  2002                         2001
                                       --------------------------   -------------------------
                                         SHARES         DOLLARS       SHARES       DOLLARS
                                       ----------      ----------   ----------    ----------
     INCOME AND GROWTH FUND
     Proceeds from shares sold                453      $    4,741          423    $    4,851
     Proceeds from reinvestment of
     distributions                             84             856          231         2,650
     Payments for shares redeemed            (417)         (4,299)        (421)       (4,780)
                                       ----------      ----------   ----------    ----------
     Total net increase (decrease)            120      $    1,298          233    $    2,721
                                       ==========      ==========   ==========    ==========

     BALANCED FUND
     Proceeds from shares sold                913      $    8,960        1,128    $   14,153
     Proceeds from reinvestment of
     distributions                            213           2,052        1,405        16,248
     Payments for shares redeemed          (1,056)        (10,290)      (1,730)      (19,476)
                                       ----------      ----------   ----------    ----------
     Total net increase (decrease)             70      $      722          803    $   10,925
                                       ==========      ==========   ==========    ==========
     GROWTH FUND
     Proceeds from shares sold                899      $    8,376          623    $    6,919
     Proceeds from reinvestment of
     distributions                             63             567          983        11,288
     Payments for shares redeemed          (1,130)        (10,295)        (875)       (9,564)
                                       ----------      ----------   ----------    ----------
     Total net increase (decrease)           (168)     $   (1,352)         731    $    8,643
                                       ==========      ==========   ==========    ==========

6.   INTERFUND LENDING PROGRAM

     The Funds and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Funds did not utilize the interfund lending program during this period.

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES                    AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                         NO. OF
                     POSITION(S) HELD                                                 PORTFOLIOS
     NAME,            WITH FUND AND        TERM            PRINCIPAL OCCUPATION(S)     IN COMPLEX          OTHER
    ADDRESS,            LENGTH OF           OF                  DURING THE              OVERSEEN        DIRECTORSHIPS
      AGE              TIME SERVED         OFFICE              PAST 5 YEARS            BY TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES


Lynn L. Anderson       Trustee          Appointed until  - Vice Chairman,                  25           Trustee,
909 A Street           since 1988       successor is       Frank Russell Company;                       Frank Russell
Tacoma, WA 98402                        duly elected                                                    Investment
                                        and qualified    - Chairman of the Board,                       Company Funds
                                                           Frank Russell Investment                     and Russell
                                                           Management Company and                       Insurance Funds
Age 63                                                     Frank Russell Trust Company;                 (investment
                                                                                                        companies)
                       President and    Until successor
                       Chairman of      is chosen and   - Chairman of the Board and
                       the Board        qualified by      Chief Executive Officer, Russell
                       since 1988       the Trustees.     Fund Distributors, Inc.; and

                                                        - Director, Russell
                                                          Insurance Agency,
                                                          Inc., Frank Russell
                                                          Investments (Ireland)
                                                          Limited, Frank Russell
                                                          Investment Company
                                                          PLC; Frank Russell
                                                          Investment Company II
                                                          PLC, Frank Russell
                                                          Investment Company III
                                                          PLC, Frank Russell
                                                          Institutional Funds
                                                          PLC, Frank Russell
                                                          Qualifying Investor
                                                          Fund, and Frank
                                                          Russell Investments
                                                          (Cayman) Ltd.

                                                                                         NO. OF
                     POSITION(S) HELD                                                 PORTFOLIOS
     NAME,            WITH FUND AND        TERM            PRINCIPAL OCCUPATION(S)     IN COMPLEX          OTHER
    ADDRESS,            LENGTH OF           OF                  DURING THE              OVERSEEN        DIRECTORSHIPS
      AGE              TIME SERVED         OFFICE              PAST 5 YEARS            BY TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall    Trustee          Appointed until - Chief Executive Officer and        25          None
33 West Court Street   since 1988       successor is      President, Wm. L. Marshall
Doylestown, PA                          duly elected      Associates, Inc., Wm. L. Marshall
18901                                   and qualified     Companies, Inc. and the
                                                          Marshall Financial Group
Age 59                                                    (a registered investment advisor
                                                          and provider of financial and
                                                          related consulting services);

                                                        - Certified Financial Planner and
                                                          Member, Institute of Certified
                                                          Financial Planners; and

                                                        - Registered Representative for
                                                          Securities with FSC Securities
                                                          Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee          Appointed until - September 2000 to Present,         25          None
522 5th Avenue         since 1988       successor is      Global Head of Structured Real
New York, NY                            duly elected      Estate, J.P. Morgan Investment
10036                                   and qualified     Management

Age 45                                                  - January 2000 to September 2000,
                                                          Managing Director,
                                                          HSBC Securities (USA) Inc.

                                                        - From 1998 to 2000, President,
                                                          Key Global Capital, Inc.;

                                                        - From 1997 to 1998, Partner,
                                                          Squire, Sanders & Dempsey (law
                                                          firm); and

                                                        - From 1994 to 1997, Partner,
                                                          Brown, Rudnick, Freed &
                                                          Gesmer (law firm).


                                                                                         NO. OF
                     POSITION(S) HELD                                                 PORTFOLIOS
     NAME,            WITH FUND AND        TERM            PRINCIPAL OCCUPATION(S)     IN COMPLEX          OTHER
    ADDRESS,            LENGTH OF           OF                  DURING THE              OVERSEEN        DIRECTORSHIPS
      AGE              TIME SERVED         OFFICE              PAST 5 YEARS            BY TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley        Trustee         Appointed until - Partner, Riley, Burke &           25          Director -
One Corporate Place     since 1988      successor is      Donahue, L.L.P. (law firm).                   SSgA Cash
55 Ferncroft Road                       duly elected                                                    Management
Danvers, MA 01923                       and qualified                                                   Fund PLC,
                                                                                                        State Street
Age 53                                                                                                  Global Advisors
                                                                                                        Ireland, Ltd.

Richard D. Shirk        Trustee         Appointed until - 1996 to May 2002, Chairman,       25          None
1180 Brookgate Way      since 1988      successor is      Cerulean Companies, Inc.
N.E.                                    duly elected      (Retired);
Atlanta, GA 30319                       and qualified
                                                        - 1996 to March 2001, President and
                                                          CEO, Cerulean Companies, Inc.;
Age 56
                                                        - 1992 to March 2001, President
                                                          and Chief Executive Officer, Blue
                                                          Cross/Blue Shield of Georgia;

                                                        - 1993 to November 2001, Chairman
                                                          and Board Member, Georgia Caring
                                                          for Children Foundation (private
                                                          foundation); and

                                                        - 1998 to Present, Board Member,
                                                          Healthcare Georgia Foundation
                                                          (private foundation)

Bruce D. Taber          Trustee         Appointed until - Consultant, Computer Simulation,  25          Director -
26 Round Top Road       since 1991      successor is      General Electric Industrial                   SSgA Cash
Boxford, MA 01921                       duly elected      Control Systems.                              Management
                                        and qualified                                                   Fund PLC,
                                                                                                        State Street
Age 59                                                                                                  Global Advisors
                                                                                                        Ireland, Ltd.

                                                                                        NO. OF
                     POSITION(S) HELD                                                 PORTFOLIOS
     NAME,            WITH FUND AND        TERM            PRINCIPAL OCCUPATION(S)     IN COMPLEX          OTHER
    ADDRESS,            LENGTH OF           OF                  DURING THE              OVERSEEN        DIRECTORSHIPS
      AGE              TIME SERVED         OFFICE              PAST 5 YEARS            BY TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd          Trustee          Appointed until   - Chairman, President and CEO,     25          Director -
150 Domorah Drive      since 1988       successor is        A.M. Todd Group, Inc.; and                   SSgA Cash
Montgomeryville,                        duly elected                                                     Management
PA 18936                                and qualified     - President and CEO, Zink & Triest             State Street
                                                            Fund PLC, Co., Inc. (dealer                  Global Advisors
                                                            in vanilla flavor  materials).               Ireland, Ltd.
Age 55



                     POSITION(S) HELD
     NAME,            WITH FUND AND         TERM                   PRINCIPAL OCCUPATION(S)
    ADDRESS,            LENGTH OF            OF                          DURING THE
      AGE              TIME SERVED         OFFICE                       PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold      Vice President   Until successor     - Director, Global Regulatory Policy and Assistant Secretary,
909 A Street           and Secretary    is chosen and         Frank Russell Company
Tacoma, WA 98402       since 1994       qualified by
                                        Trustees            - Assistant Secretary and Associate General Counsel, Frank Russell
                                                              Investment Management Company, Frank Russell Capital Inc. and
Age 45                                                        Frank Russell Investments (Delaware), Inc.;

                                                            - Assistant Secretary and Associate General Counsel,
                                                              Russell Fund Distributors, Inc.

                                                            - Director, Secretary and Associate General Counsel,
                                                              Frank Russell Securities, Inc.;

                                                            - Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson        Treasurer and    Until successor     - Director - Funds Administration, Frank Russell Investment
909 A Street           Chief            is chosen and         Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402       Accounting       qualified by
                       Officer          Trustees            - Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                 since 2000                             Company and Russell Insurance Funds.

SSgA LIFE SOLUTIONS FUNDS
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327


TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal
     Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

MONEY MARKET FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                                MONEY MARKET FUND

                                 Annual Report
                                August 31, 2002

                                Table of Contents

                                                                          Page

Chairman's Letter                                                            3

Portfolio Management Discussion and Analysis                                 4

Report of Independent Accountants                                            6

Financial Statements                                                         7

Financial Highlights                                                        16

Notes to Financial Statements                                               17

Disclosure of Information About Fund Trustees                               21

Fund Management and Service Providers                                       25


"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA MONEY MARKET FUND
LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Money Market Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                       /s/ Agustin J. Fleites

Timothy B. Harbert                           Agustin J. Fleites
State Street Global Advisors                 SSgA Funds Management, Inc.
Chairman and Chief Executive Officer         President

SSgA MONEY MARKET FUND
PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize current income while preserving capital and liquidity.

INVESTS IN: High quality money market instruments including certificates of deposit, time deposits, banker's acceptances, commercial paper, corporate medium-term notes, US Treasury and government agency notes, and repurchase agreements.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31


                                 SALOMON SMITH BARNEY
DATES         MONEY MARKET    3-MONTH TREASURY BILL INDEX**
    *          $ 10,000             $ 10,000
 1993          $ 10,324             $ 10,307
 1994          $ 10,670             $ 10,674
 1995          $ 11,259             $ 11,269
 1996          $ 11,863             $ 11,872
 1997          $ 12,489             $ 12,495
 1998          $ 13,165             $ 13,148
 1999          $ 13,805             $ 13,759
 2000          $ 14,603             $ 14,517
 2001          $ 15,378             $ 15,280
 2002          $ 15,682             $ 15,605
Total          $139,238             $138,926



PERFORMANCE REVIEW

The SSgA Money Market Fund had a one-year total return of 1.98% for the fiscal year ended August 31, 2002. This is compared to a return of 2.12% for the same period for the benchmark, the Salomon Smith Barney 3-Month Treasury Bill Index. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well known representation of money market rates. The Fund's performance includes operating expenses of 39 basis points, whereas Index returns do not include expenses of any kind.

MARKET AND PORTFOLIO HIGHLIGHTS

The US economic outlook had been trending downward during the third calendar quarter of 2001, with some economists believing that the US economy had entered the beginning stages of a recession. Then the attacks on the World Trade Center and the Pentagon occurred on September 11, 2001. The attacks had a profoundly negative effect on the US and the US economy. Corporations announced large future layoffs, adding

SSgA MONEY MARKET FUND

PERIOD ENDED                                  GROWTH OF            TOTAL
08/31/02                                       $10,000             RETURN
--------------------------------------        ---------            -------
1 Year                                         $10,198             1.98%
5 Years                                        $12,557             4.66%+
10 Years                                       $15,682             4.60%+

SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX

PERIOD ENDED                                  GROWTH OF            TOTAL
08/31/02                                       $10,000             RETURN
--------------------------------------        ---------            -------
1 Year                                         $10,212              2.12%
5 Years                                        $12,489              4.55%+
10 Years                                       $15,605              4.55%+

SEE RELATED NOTES ON FOLLOWING PAGE.

further unease. As expected, consumer confidence took a sharp downturn in September. The Federal Reserve (the Fed) cut the Federal Funds rate by 50 basis points on September 17, 2001, attempting to calm the fragile markets. It vowed to keep the banking system fluid and provided a large amount of liquidity to the system to provide market stability. At the October 2, 2001 and November 6, 2001 Federal Open Market Committee (FOMC) meetings, the Fed again reduced rates, in each instance by another 50 basis points. The November rate cut was the 10th cut for the year and brought the Fed Funds rate to 2%, the lowest in 40 years. Policymakers decided that the rate cuts were necessary to encourage businesses and consumers to keep spending. With unemployment rising to a five-year high and consumer confidence falling to a 7 1/2 year low, central bankers warned that the economy faced a risk of continued weakness and suggested further reductions. The Fed cut the funds rate by an additional 25 basis points on December 11, 2001, the 11th reduction for the year, and signaled that more cuts were possible as the economy tried to climb out of the recession.

The calendar year 2002 began with the Fed leaving rates unchanged for the first time in a year, as it said the economy was beginning to recover from the recession. Conflicting economic indicator data was released during the month of February. Payrolls fell less than expected, but consumer confidence was lower than expected according to surveys of economists by Bloomberg. The consumer confidence decline showed that consumers were reacting to reports of corporate accounting scandals. At the March 19th FOMC meeting, the Fed left rates unchanged and shifted to a neutral risk assessment. By April the combination of tensions in the Middle East, earnings worries, equity prices and mild economic indicator data were all cited as reasons to doubt whether the Fed would raise rates in the near future. As expected, at the May 7th meeting, the Fed kept rates and the neutral risk assessment unchanged. During the month of May, the Producer Price Index (PPI) unexpectedly fell 0.2%, jobless claims remained at above 400,000 for the 5th week in a row, but US consumer confidence continued to rise from its November 2001 lows. At the June 26th FOMC meeting, the Fed left rates unchanged and indicated that it was uncertain of the recovery's strength. By the end of the 4th fiscal quarter, the bias was tilted towards economic weakness and the market was looking for the Fed to again lower rates by the end of 2002.

In the days following the September 11th attacks, the Manager's main concern was to provide liquidity. There was little supply and much demand for short-term securities. The Manager immediately extended the average days to maturity of the Fund as expectations of future interest rate eases created an inverted yield curve. However, throughout the first fiscal quarter, the Manager also purchased securities in the one-month range in order to maintain sufficient liquidity. In January 2002, the Manager took advantage of additional backup in interest rates and extended the average maturity of the Fund again. By the beginning of the third fiscal quarter, the perception in the marketplace was that the Fed would have to raise rates aggressively. The Manager realized the value in extending the average maturity of the Fund and bought one-year securities. By the end of the 4th quarter, the economy had lost momentum and the market demonstrated greater concern about economic weakness.

TOP FIVE HOLDINGS (BY INVESTMENT TYPE,
AS A PERCENT OF TOTAL INVESTMENTS)                        AUGUST 31, 2002
Domestic Commercial Paper                                       35.4%
Yankee Certificates of Deposit                                  21.7
Eurodollar Certificates of Deposit                              10.8
United States Government Agencies                                7.6
Corporate Bonds and Notes                                        7.3

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

*   Assumes initial investment on September 1, 1992.

** The Salomon Smith Barney 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

+   Annualized.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Money Market Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                 /s/ PricewaterhouseCoopers LLP
October 11, 2002

SSgA
MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                                                            PRINCIPAL
                                                                             AMOUNT               DATE          VALUE
                                                                              (000)      RATE      OF           (000)
                                                                                $         %      MATURITY         $
                                                                            ---------   -----    --------      -------
CORPORATE BONDS & NOTES - 7.3%
Bank One NA                                                                   25,000    2.010    03/25/03       25,000
Bank One NA - ILL                                                             50,000    1.680    01/07/03       50,000
BankAmerica NT & SA                                                           35,000    1.820    09/05/02       35,000
BellSouth Telecommunications (E)                                             100,000    1.908    01/03/03      100,000
Citigroup, Inc. (E)                                                           62,000    1.900    05/30/03       62,044
Citigroup, Inc. (E)                                                           55,000    1.950    07/17/03       55,065
General Electric Co. (E)                                                      85,000    1.810    09/09/03       85,000
Household Finance Corp. (E)                                                   52,000    2.240    06/10/03       52,000
Household Finance Corp. (E)                                                   25,000    2.240    06/11/03       25,000
Toyota Motor Credit (E)                                                       80,000    1.810    12/24/02       80,000
Toyota Motor Credit (E)                                                       30,000    1.698    05/19/03       30,000
Toyota Motor Credit (E)                                                       30,000    1.700    05/22/03       30,000
U.S. Bancorp (E)                                                              50,000    1.740    04/30/03       49,988
U.S. Bancorp (E)                                                              50,000    1.740    05/02/03       49,986
U.S. Bancorp (E)                                                              50,000    1.736    05/29/03       49,986
                                                                                                               -------
TOTAL CORPORATE BONDS AND NOTES (amortized cost $779,069)                                                      779,069
                                                                                                               -------
MORTGAGE BACKED SECURITIES - 0.2%
Holmes Financing PLC (E)                                                      25,000    1.790    10/15/02       25,000
                                                                                                               -------
TOTAL MORTGAGE BACKED SECURITIES (amortized cost $25,000)                                                       25,000
                                                                                                               -------
DOMESTIC CERTIFICATES OF DEPOSIT - 4.6%
Bank One NA (E)                                                               50,000    1.730    06/25/03       49,984
Chase Manhattan USA                                                          100,000    1.800    11/08/02      100,000
Chase Manhattan USA                                                           70,000    1.800    02/05/03       70,000
First Tennessee Bank NA                                                       50,000    1.800    09/12/02       50,000
U.S. Bank NA                                                                  70,000    3.620    10/01/02       69,999
U.S. Bank NA                                                                  50,000    2.000    03/19/03       50,000
Wells Fargo Bank NA (E)                                                      100,000    1.720    03/14/03       99,991
                                                                                                               -------
TOTAL DOMESTIC CERTIFICATES OF DEPOSIT (amortized cost $489,974)                                               489,974
                                                                                                               -------
EURODOLLAR CERTIFICATES OF DEPOSIT - 10.8%
Australia and NZ Banking Group, Ltd.                                          25,000    1.930    10/10/02       25,000
Australia and NZ Banking Group, Ltd.                                          25,000    2.005    04/30/03       25,001
Australia and NZ Banking Group, Ltd.                                          50,000    1.700    05/19/03       50,000
Bank of Scotland                                                              25,000    3.600    09/10/02       25,000
Bank of Scotland                                                              20,000    2.150    11/07/02       20,002

                                                                            PRINCIPAL
                                                                             AMOUNT               DATE        VALUE
                                                                              (000)     RATE       OF         (000)
                                                                                $        %       MATURITY       $
                                                                            ---------   -----    --------    ---------
Barclays Bank PLC                                                            90,000     1.890    02/28/03       90,039
Barclays Bank PLC                                                            25,000     1.740    05/21/03       25,000
Deutsche Bank AG                                                             50,000     2.050    09/30/02       49,996
Deutsche Bank AG                                                            100,000     2.020    11/04/02      100,000
Dresdner Bank AG                                                             25,000     2.050    12/16/02       24,996
Halifax PLC                                                                  25,000     2.140    10/29/02       25,000
Halifax PLC                                                                 100,000     1.800    02/03/03      100,000
ING Bank NV                                                                  75,000     1.840    10/16/02       75,000
Landesbank Hessen-Thuringen                                                  50,000     2.150    10/30/02       50,000
Landesbank Baden Wuerttemberg                                                55,000     2.260    10/07/02       55,000
Lloyds TSB Bank PLC                                                          60,000     1.980    09/06/02       60,000
Lloyds TSB Bank PLC                                                         100,000     2.500    12/19/02      100,000
Lloyds TSB Bank PLC                                                          50,000     2.023    03/21/03       50,001
Lloyds TSB Bank PLC                                                          90,000     1.700    05/19/03       90,000
National Australia Bank                                                      30,000     2.150    10/31/02       30,002
National Australia Bank                                                      50,000     2.080    12/30/02       50,011
Rabobank Nederland NV                                                        30,000     1.700    05/19/03       30,000
                                                                                                             ---------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT (amortized cost $1,150,048)                                         1,150,048
                                                                                                             ---------
DOMESTIC TIME DEPOSIT - 2.8%
National City Bank                                                          303,787     1.781    09/03/02      303,787
                                                                                                             ---------
TOTAL DOMESTIC TIME DEPOSIT (amortized cost $303,787)                                                          303,787
                                                                                                             ---------
DOMESTIC COMMERCIAL PAPER - 35.4%
Amsterdam Funding Corp.                                                      40,000     1.760    10/02/02       39,939
Amsterdam Funding Corp.                                                      25,000     1.720    10/18/02       24,944
Asset Securitization Coop. Corp. (E)                                         70,000     1.750    05/16/03       70,000
Atlantis One Funding Corp.                                                   25,000     1.990    11/05/02       24,910
Atlantis One Funding Corp.                                                   40,000     2.000    11/08/02       39,849
Atlantis One Funding Corp.                                                   50,000     1.970    12/02/02       49,748
Atlantis One Funding Corp.                                                   32,707     1.740    02/14/03       32,445
Barton Capital Corp.                                                         41,658     1.790    10/09/02       41,579
Ciesco LP                                                                   100,000     1.750    09/17/02       99,922
CXC, Inc.                                                                    71,900     1.780    10/04/02       71,783
CXC, Inc.                                                                   100,000     1.710    10/09/02       99,820
CXC, Inc.                                                                    50,000     1.720    10/18/02       49,888
CXC, Inc.                                                                    50,000     1.700    11/06/02       49,844
Delaware Funding Corp.                                                      115,183     1.730    09/13/02      115,117

                                                                            PRINCIPAL
                                                                             AMOUNT               DATE        VALUE
                                                                              (000)     RATE       OF         (000)
                                                                                $        %       MATURITY       $
                                                                            ---------   -----    --------    ---------
Edison Asset Securitization LLC                                              50,000     1.800    09/18/02       49,958
Edison Asset Securitization LLC                                              65,000     2.120    10/10/02       64,851
Edison Asset Securitization LLC                                              25,000     1.990    10/22/02       24,930
Edison Asset Securitization LLC                                              50,000     1.700    11/13/02       49,828
Edison Asset Securitization LLC                                              50,000     1.810    12/12/02       49,744
Edison Asset Securitization LLC                                              75,000     1.810    12/13/02       74,612
Edison Asset Securitization LLC                                              40,000     1.680    02/10/03       39,698
Fairway Finance Corp.                                                        55,156     1.740    09/12/02       55,127
Fairway Finance Corp.                                                        20,000     1.800    09/19/02       19,982
Falcon Asset Securitization Corp.                                           100,000     1.740    09/16/02       99,928
Falcon Asset Securitization Corp.                                            81,445     1.750    09/23/02       81,358
GE Capital International Funding, Inc.                                       50,000     1.750    11/22/02       49,801
General Electric Capital Corp.                                              100,000     2.200    10/02/02       99,811
General Electric Capital Corp.                                               70,000     2.120    10/25/02       69,777
Giro Balanced Funding Corp.                                                  70,000     1.730    11/15/02       69,748
Giro Multi Funding Corp.                                                     50,000     1.750    09/20/02       49,954
Govco, Inc.                                                                  50,000     1.780    09/05/02       49,990
Govco, Inc.                                                                  50,000     1.780    10/18/02       49,884
Govco, Inc.                                                                 135,060     1.750    10/21/02      134,732
Govco, Inc.                                                                  40,000     1.760    10/23/02       39,898
HBOS Treasury Services                                                       25,000     1.800    12/10/02       24,875
IBM Credit Corp.                                                             15,000     1.975    10/01/02       14,975
IBM Credit Corp.                                                             42,000     1.975    10/04/02       41,924
IBM Credit Corp.                                                             20,000     1.710    05/05/03       19,766
ING (US) Funding LLC                                                         25,000     1.975    10/04/02       24,955
Jupiter Securitization Corp.                                                100,000     1.750    10/02/02       99,849
Jupiter Securitization Corp.                                                 60,440     1.760    10/04/02       60,342
Kitty Hawk Funding Corp.                                                     74,872     1.685    02/18/03       74,276
Liberty Street Funding Co.                                                   40,000     1.740    09/13/02       39,977
Liberty Street Funding Co.                                                   40,000     1.770    10/11/02       39,921
Liberty Street Funding Co.                                                   50,000     1.770    10/22/02       49,875
Mont Blanc Capital Corp.                                                     40,000     1.710    10/08/02       39,930
Morgan J.P. & Co.                                                           150,000     1.670    02/10/03      148,873
North Coast Funding LLC                                                      75,000     1.790    10/18/02       74,825
Old Line Funding Corp.                                                       50,216     1.720    10/08/02       50,127
Park Avenue Receivables Corp.                                               100,300     1.710    10/08/02      100,124
Park Avenue Receivables Corp.                                                40,273     1.720    10/18/02       40,183
Quincy Capital Corp.                                                         37,810     1.740    10/01/02       37,755
Quincy Capital Corp.                                                         66,094     1.740    10/03/02       65,992
Receivables Capital Corp.                                                    88,862     1.790    09/03/02       88,853

                                                                            PRINCIPAL
                                                                             AMOUNT               DATE        VALUE
                                                                              (000)     RATE       OF         (000)
                                                                                $        %       MATURITY       $
                                                                            ---------   -----    --------    ---------
Receivables Capital Corp.                                                    25,000     1.800    09/05/02       24,995
Sheffield Receivables Corp.                                                  75,000     1.750    09/25/02       74,913
Sheffield Receivables Corp.                                                  75,000     1.750    10/02/02       74,887
Sheffield Receivables Corp. (E)                                              50,000     1.763    01/21/03       50,000
Surrey Funding Corp.                                                         30,050     1.800    10/18/02       29,979
Surrey Funding Corp.                                                         50,000     1.700    11/04/02       49,849
Thunder Bay Funding, Inc.                                                    20,163     1.780    09/18/02       20,146
Thunder Bay Funding, Inc.                                                    40,525     1.750    09/20/02       40,487
Thunder Bay Funding, Inc.                                                    20,091     1.710    11/12/02       20,021
Tulip Funding Corp.                                                         100,000     1.750    11/26/02       99,581
Verizon Global Funding                                                       55,000     2.590    10/02/02       54,876
Verizon Global Funding                                                       35,000     2.445    10/04/02       34,921
Windmill Funding Corp.                                                       25,000     1.710    10/11/02       24,952
                                                                                                             ---------
TOTAL DOMESTIC COMMERCIAL PAPER (amortized cost $3,770,403)                                                  3,770,403
                                                                                                             ---------
FOREIGN COMMERCIAL PAPER - 3.8%
Alliance & Leicester PLC                                                     25,000     2.000    10/31/02       24,917
Alliance & Leicester PLC                                                     50,000     2.000    11/04/02       49,822
Diageo PLC                                                                  100,000     2.530    09/26/02       99,824
National Australia Bank                                                      50,000     1.930    12/09/02       49,735
Nestle Capital Corp.                                                         50,000     2.040    09/06/02       49,986
Nestle Capital Corp.                                                         30,000     1.710    05/19/03       29,630
Societe Generale                                                             50,000     1.715    05/16/03       49,388
Westpac Trust Securities NZ, Ltd.                                            50,000     1.785    02/03/03       49,615
                                                                                                             ---------
TOTAL FOREIGN COMMERCIAL PAPER (amortized cost $402,917)                                                       402,917
                                                                                                             ---------
UNITED STATES GOVERNMENT AGENCIES - 7.6%
Federal Home Loan Bank (E)                                                  100,000     1.668    03/06/03       99,974
Federal Home Loan Bank Discount Note                                         50,000     1.600    02/05/03       49,651
Federal Home Loan Bank Discount Note                                         92,000     1.620    02/12/03       91,321
Federal Home Loan Bank Mortgage Corp. Discount Note                         150,000     1.640    11/07/02      149,542
Federal National Mortgage Association Discount Note                          20,000     1.640    10/30/02       19,946
Federal National Mortgage Association Discount Note                          70,000     1.640    11/06/02       69,790
Federal National Mortgage Association Discount Note                         120,000     1.600    02/05/03      119,163
Federal National Mortgage Association Discount Note                          30,000     1.610    02/05/03       29,789
Federal National Mortgage Association Discount Note                           8,000     1.620    02/12/03        7,941
United States Treasury Bills                                                170,000     1.540    02/13/03      168,800
                                                                                                             ---------
TOTAL UNITED STATES GOVERNMENT AGENCIES (amortized cost $805,917)                                              805,917
                                                                                                             ---------

                                                                            PRINCIPAL
                                                                             AMOUNT               DATE        VALUE
                                                                              (000)     RATE       OF         (000)
                                                                                $        %       MATURITY       $
                                                                            ---------   -----    --------    ---------
YANKEE CERTIFICATES OF DEPOSIT - 21.7%
Abbey National Treasury Services PLC                                         50,000     2.520    10/15/02       49,999
Abbey National Treasury Services PLC                                         30,000     2.000    09/16/02       30,000
Abbey National Treasury Services PLC (E)                                    100,000     1.720    10/09/02       99,995
Abbey National Treasury Services PLC                                         25,000     2.000    10/15/02       25,000
Abbey National Treasury Services PLC                                         75,000     2.100    10/28/02       75,000
ABN-AMRO Bank NV                                                             50,000     1.800    10/15/02       50,000
ABN-AMRO Bank NV                                                             50,000     1.830    12/31/02       50,003
ABN-AMRO Bank NV                                                             50,000     2.015    12/31/02       50,000
Australia and NZ Banking Group, Ltd.                                         50,000     2.500    10/15/02       50,000
Bank of Montreal (E)                                                         50,000     1.711    03/28/03       49,984
Barclays Bank PLC (E)                                                       100,000     1.720    04/28/03       99,967
Bayerische Landesbank Girozentrale (E)                                      200,000     1.734    10/01/02      199,991
Bayerische Landesbank Girozentrale (E)                                      110,000     1.715    03/21/03      109,970
Bayerische Landesbank Girozentrale (E)                                       30,000     1.730    06/24/03       29,990
Canadian Imperial Bank Corp. (E)                                            100,000     1.720    03/21/03       99,975
Canadian Imperial Bank Corp. (E)                                             25,000     1.725    04/28/03       24,992
Den Danske Bank (E)                                                          25,000     1.730    03/25/03       24,994
Deutsche Bank AG                                                             75,000     2.020    12/31/02       75,005
Deutsche Bank AG                                                             50,000     2.360    12/31/02       50,000
Dexia Bank NY Branch (E)                                                    100,000     1.725    03/31/03       99,968
Dresdner Bank AG                                                             50,000     2.260    09/25/02       50,000
Landesbank Baden Wuerttemberg (E)                                            45,000     1.698    04/11/03       44,986
Norddeutsche Lbank Girozentrale                                              50,000     2.010    04/30/03       50,002
Rabobank Nederland (E)                                                       50,000     1.730    09/30/02       49,998
Rabobank Nederland (E)                                                       40,000     1.745    04/02/03       39,986
Royal Bank of Canada                                                         25,000     2.010    10/15/02       24,998
Royal Bank of Canada                                                         25,000     2.140    11/26/02       24,995
Royal Bank of Canada                                                         50,000     2.110    12/16/02       50,001
Royal Bank of Scotland                                                       50,000     1.815    10/16/02       49,992
Royal Bank of Scotland                                                       50,000     2.070    10/28/02       50,000
Svenska Handelsbanken                                                        15,000     2.010    10/15/02       15,000
Toronto Dominion Bank                                                       115,000     1.810    12/10/02      115,000
Toronto Dominion Bank                                                        25,000     2.060    12/13/02       24,997
Toronto Dominion Bank                                                        25,000     1.800    02/03/03       25,000
Toronto Dominion Bank                                                        25,000     2.970    03/27/03       24,994
UBS AG Stamford Branche                                                     125,000     1.810    10/15/02      125,000
UBS AG Stamford Branche                                                      75,000     2.490    10/15/02       74,999
UBS AG Stamford Branche                                                      25,000     2.110    12/17/02       25,000
Westdeutsche Landesbank Girozentrale                                         25,000     1.760    05/21/03       25,000

                                                                            PRINCIPAL
                                                                             AMOUNT               DATE         VALUE
                                                                              (000)     RATE       OF          (000)
                                                                                $        %       MATURITY        $
                                                                            ---------   -----    --------    ----------
Westdeutsche Landesbank Girozentrale                                         30,000     1.810    05/28/03        30,000
Westdeutsche Landesbank Girozentrale (E)                                     50,000     1.728    06/23/03        49,987
                                                                                                             ----------
TOTAL YANKEE CERTIFICATE OF DEPOSITS (amortized cost $2,314,768)                                              2,314,768
                                                                                                             ----------
TOTAL INVESTMENTS - 94.2% (amortized cost $10,041,883)                                                       10,041,883
                                                                                                             ----------
REPURCHASE AGREEMENTS - 5.7%
Agreement with Bank of America and Bank of New York (Tri-party) of $500,000 acquired on August 30, 2002 at 1.890% to be repurchased at $500,052 on September 3, 2002, collateralized by:
$493,465 various US Government Agency Notes, valued at $510,000                                                 500,000
Agreement with Bear Stearns and J.P. Morgan Chase & Co. (Tri-party) of $106,575 acquired on August 30, 2002 at 1.830% to be repurchased at $106,586 on
September 3, 2002, collateralized by:
$180,570 various US Government Agency Notes, valued at $108,709                                                 106,575
                                                                                                             ----------
TOTAL REPURCHASE AGREEMENTS (identified cost $606,575)                                                          606,575
                                                                                                             ----------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 99.9% (cost $10,648,458)(#)                                    10,648,458

OTHER ASSETS AND LIABILITIES, NET - 0.1%                                                                          8,931
                                                                                                             ----------
                                                                                                             10,657,389
                                                                                                             ==========
NET ASSETS - 100.0%

(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(#) The identified cost for Federal income tax purposes is the same as shown above.

See accompanying notes which are an integral part of the financial statements.

SSgA
MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                   AUGUST 31, 2002

ASSETS
Investments at amortized cost which approximates market                               $10,041,883
Repurchase agreements (identified cost $606,575)                                          606,575
Interest receivable                                                                        27,363
Cash                                                                                           76
Prepaid expenses                                                                               18
                                                                                      -----------
Total assets                                                                           10,675,915

LIABILITIES
Payables:
Dividends                                                                 $15,245
Accrued fees to affiliates                                                  3,028
Other accrued expenses                                                        253
                                                                          -------

Total liabilities                                                                          18,526
                                                                                      -----------
NET ASSETS                                                                            $10,657,389
                                                                                      ===========
NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                                  $         2
Shares of beneficial interest                                                              10,657
Additional paid-in capital                                                             10,646,730
                                                                                      -----------
NET ASSETS                                                                            $10,657,389
                                                                                      ===========
NET ASSET VALUE, offering and redemption price per share:
($10,657,388,902 divided by 10,657,387,155 shares of $.001 par value
shares of beneficial interest outstanding)                                            $      1.00
                                                                                      ===========

See accompanying notes which are an integral part of the financial statements.

SSgA
MONEY MARKET FUND

STATEMENT OF OPERATIONS
Amounts in thousands

                                       FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
   Interest                                                             $280,967

EXPENSES
Advisory fees                                                $30,003
Administrative fees                                            3,716
Custodian fees                                                 1,953
Distribution fees                                              3,576
Transfer agent fees                                              362
Professional fees                                                 89
Registration fees                                                 30
Shareholder servicing fees                                     5,005
Trustees' fees                                                   182
Insurance fees                                                 2,246
Miscellaneous                                                    164
                                                             -------
Expenses before reductions                                    47,326
Expense reductions                                             (135)
                                                             -------
Expenses, net                                                             47,191
                                                                        --------

Net investment income                                                    233,776
                                                                        --------

NET REALIZED GAIN (LOSS)
Net realized gain (loss) on investments.                                       2
                                                                        --------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   $233,778
                                                                        ========

See accompanying notes which are an integral part of the financial statements.

SSgA
MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                          2002          2001
                                                                      -----------   -----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income                                                 $   233,776   $   544,325
Net realized gain (loss)                                                        2            --
                                                                      -----------   -----------

Net increase (decrease) in net assets from operations                     233,778       544,325
                                                                      -----------   -----------

DISTRIBUTIONS
From net investment income                                               (233,776)     (544,325)
                                                                      -----------   -----------

SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions             (67,020)    2,168,163
                                                                      -----------   -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                               (67,018)    2,168,163

NET ASSETS
Beginning of period                                                    10,724,407     8,556,244
                                                                      -----------   -----------

End of period                                                         $10,657,389   $10,724,407
                                                                      ===========   ===========

See accompanying notes which are an integral part of the financial statements.

SSgA
MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                               FISCAL YEARS ENDED AUGUST 31,
                                           ------------------------------------------------------------
                                                2002       2001        2000         1999        1998
                                           -----------  ----------  ----------   ---------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD       $    1.0000  $   1.0000  $   1.0000   $  1.0000   $   1.0000
                                           -----------  ----------  ----------   ---------   ----------

INCOME FROM OPERATIONS
Net investment income                            .0196       .0518       .0562       .0476        .0528
                                           -----------  ----------  ----------   ---------   ----------

DISTRIBUTIONS
From net investment income                      (.0196)     (.0518)     (.0562)     (.0476)      (.0528)
                                           -----------  ----------  ----------   ---------   ----------

NET ASSET VALUE, END OF PERIOD             $    1.0000  $   1.0000  $   1.0000   $  1.0000   $   1.0000
                                           ===========  ==========  ==========   =========   ==========

TOTAL RETURN (%)                                  1.98        5.31        5.78        4.86        5.41

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
(in thousands)                              10,657,389  10,724,407   8,556,244  10,084,283    5,477,326

Ratios to average net assets (%):
Operating expenses                                 .39         .38         .39         .40          .41
Net investment income                             1.95        5.14        5.62        4.74         5.28

See accompanying notes which are an integral part of the financial statements.

SSgA
MONEY MARKET FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2002

1. ORGANIZATION

   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: The Fund is currently utilizing the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

   INVESTMENT INCOME: Interest income is recorded daily on the accrual basis.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. SSgA Funds Management, Inc. (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3. SECURITIES TRANSACTIONS

   INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and maturities of investment securities, excluding US Government and Agency obligations and repurchase agreements, for the Fund aggregated to $184,849,736,976 and $183,184,824,136, respectively.

   For the period ended August 31, 2002, purchases and maturities of US Government and Agency obligations, excluding repurchase agreements, aggregated to $1,950,736,547 and $2,519,188,000, respectively.

4. RELATED PARTIES

   ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Adviser has contractually agreed to reimburse the Fund for all expenses in excess of .40% of its average daily net assets on an annual basis. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $134,562 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $3,000,277, $771,514, $735,296 and $325,529 by State Street, Global Markets, Fiduciary Investors Services and CitiStreet, respectively. The Funds did not incur any expenses from High Net Worth Services during this period.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

   INSURANCE: The Investment Company has entered into an agreement with MBIA Insurance Corporation to provide additional insurance coverage against issuer default. For this coverage, the Fund pays a fee to MBIA of an annual rate of .018% of its daily average net assets.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

   Advisory fees                            $       2,262,412
   Administration fees                                293,580
   Custodian fees                                     315,684
   Distribution fees                                   46,798
   Shareholder servicing fees                          32,558
   Transfer agent fees                                 47,060
   Trustees' fees                                      29,615
                                            -----------------
                                            $       3,027,707
                                            =================

5. FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                                  (AMOUNTS IN THOUSANDS)
                                               FISCAL YEARS ENDED AUGUST 31,
                                              ------------------------------
                                                     2002             2001
                                              ------------------------------
Proceeds from shares sold                     $  163,541,274    $  152,934,827
Proceeds from reinvestment of
distributions                                        211,859           474,400
Payments for shares redeemed                    (163,820,153)     (151,241,064)
                                              --------------    --------------
Total net increase (decrease)                 $      (67,020)   $    2,168,163
                                              ==============    ==============

6. INTERFUND LENDING PROGRAM

   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Interest Income on the Statement of Operations includes $2,300 received under the Interfund Lending Program for the period ended August 31, 2002.

SSgA
MONEY MARKET FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                               NO. OF
                       POSITION(S) HELD                                                      PORTFOLIOS
       NAME,            WITH FUND AND       TERM              PRINCIPAL OCCUPATION(S)        IN COMPLEX        OTHER
     ADDRESS,             LENGTH OF          OF                    DURING THE                 OVERSEEN      DIRECTORSHIPS
       AGE               TIME SERVED       OFFICE                 PAST 5 YEARS               BY TRUSTEE    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee         Appointed until   - Vice Chairman,                        25        Trustee,
909 A Street           since 1988      successor is        Frank Russell Company;                          Frank Russell
Tacoma, WA 98402                       duly elected                                                        Investment
                                       and qualified     - Chairman of the Board                           Company Funds
                                                           Frank Russell Investment                        and Russell
Age 63                                                     Management Company and                          Insurance Funds
                                                           Frank Russell Trust Company;                    (investment
                       President and   Until successor                                                     companies)
                       Chairman of     is chosen and     - Chairman of the Board and
                       the Board       qualified by        Chief Executive Officer, Russell
                       since 1988      the Trustees.       Fund Distributors, Inc.; and

                                                         - Director, Russell Insurance
                                                           Agency, Inc., Frank Russell
                                                           Investments (Ireland)
                                                           Limited, Frank Russell
                                                           Investment Company PLC;
                                                           Frank Russell Investment
                                                           Company II PLC, Frank Russell
                                                           Investment Company III
                                                           PLC, Frank Russell Institutional
                                                           Funds PLC, Frank Russell
                                                           Qualifying Investor
                                                           Fund, and Frank Russell
                                                           Investments (Cayman) Ltd.

                                                                                               NO. OF
                       POSITION(S) HELD                                                      PORTFOLIOS
       NAME,            WITH FUND AND       TERM              PRINCIPAL OCCUPATION(S)        IN COMPLEX        OTHER
     ADDRESS,             LENGTH OF          OF                    DURING THE                 OVERSEEN      DIRECTORSHIPS
       AGE               TIME SERVED       OFFICE                 PAST 5 YEARS               BY TRUSTEE    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall    Trustee         Appointed until   - Chief Executive Officer and           25        None
33 West Court Street   since 1988      successor is        President, Wm. L. Marshall
Doylestown, PA                         duly elected        Associates, Inc., Wm. L. Marshall
18901                                  and qualified       Companies, Inc. and the
                                                           Marshall Financial Group
Age 59                                                     (a registered investment advisor
                                                           and provider of financial and
                                                           related consulting services);

                                                         - Certified Financial Planner and
                                                           Member, Institute of Certified
                                                           Financial Planners; and

                                                         - Registered Representative for
                                                           Securities with FSC Securities
                                                           Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee         Appointed until   - September 2000 to Present,            25        None
522 5th Avenue         since 1988      successor is        Global Head of Structured Real
New York, NY                           duly elected        Estate, J.P. Morgan Investment
10036                                  and qualified       Management

Age 45                                                   - January 2000 to September 2000,
                                                           Managing Director,
                                                           HSBC Securities (USA) Inc.

                                                         - From 1998 to 2000, President,
                                                           Key Global Capital, Inc.;

                                                         - From 1997 to 1998, Partner, Squire,
                                                           Sanders & Dempsey (law firm);
                                                           and

                                                         - From 1994 to 1997, Partner,
                                                           Brown, Rudnick, Freed & Gesmer
                                                           (law firm).

                                                                                               NO. OF
                       POSITION(S) HELD                                                      PORTFOLIOS
       NAME,            WITH FUND AND       TERM              PRINCIPAL OCCUPATION(S)        IN COMPLEX        OTHER
     ADDRESS,             LENGTH OF          OF                    DURING THE                 OVERSEEN      DIRECTORSHIPS
       AGE               TIME SERVED       OFFICE                 PAST 5 YEARS               BY TRUSTEE    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
Patrick J. Riley       Trustee        Appointed until    - Partner, Riley, Burke & Donahue,      25        Director -
One Corporate Place    since 1988     successor is         L.L.P. (law firm).                              SSgA Cash
55 Ferncroft Road                     duly elected                                                         Management
Danvers, MA 01923                     and qualified                                                        Fund PLC,
                                                                                                           State Street
Age 53                                                                                                     Global Advisors
                                                                                                           Ireland, Ltd.

Richard D. Shirk       Trustee        Appointed until    - 1996 to May 2002, Chairman,           25        None
1180 Brookgate Way     since 1988     successor is         Cerulean Companies, Inc.
N.E.                                  duly elected         (Retired);
Atlanta, GA 30319                     and qualified
                                                         - 1996 to March 2001, President
Age 56                                                     and CEO, Cerulean
                                                           Companies, Inc.;

                                                         - 1992 to March 2001, President
                                                           and Chief Executive Officer,
                                                           Blue Cross/Blue Shield of
                                                           Georgia;

                                                         - 1993 to November 2001, Chairman
                                                           and Board Member, Georgia Caring
                                                           for Children Foundation (private
                                                           foundation); and

                                                         - 1998 to Present, Board Member,
                                                           Healthcare Georgia Foundation
                                                           (private foundation)

Bruce D. Taber         Trustee        Appointed until    - Consultant, Computer Simulation,      25        Director -
26 Round Top Road      since 1991     successor is         General Electric Industrial                     SSgA Cash
Boxford, MA 01921                     duly elected         Control Systems.                                Management
                                      and qualified                                                        Fund PLC,
Age 59                                                                                                     State Street
                                                                                                           Global Advisors
                                                                                                           Ireland, Ltd.

SSgA

                                                                                               NO. OF
                       POSITION(S) HELD                                                      PORTFOLIOS
       NAME,            WITH FUND AND       TERM              PRINCIPAL OCCUPATION(S)        IN COMPLEX        OTHER
     ADDRESS,             LENGTH OF          OF                    DURING THE                 OVERSEEN      DIRECTORSHIPS
       AGE               TIME SERVED       OFFICE                 PAST 5 YEARS               BY TRUSTEE    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
Henry W. Todd          Trustee         Appointed until   - Chairman, President and CEO,          25        Director -
150 Domorah Drive      since 1988      successor is        A.M. Todd Group, Inc.; and                      SSgA Cash
Montgomeryville,                       duly elected                                                        Management
PA 18936                               and qualified     - President and CEO, Zink & Triest                Fund PLC,
                                                           Co., Inc. (dealer in vanilla                    State Street
Age 55                                                     flavor materials).                              Global Advisors
                                                                                                           Ireland, Ltd.

                       POSITION(S) HELD
       NAME,            WITH FUND AND       TERM                          PRINCIPAL OCCUPATION(S)
     ADDRESS,             LENGTH OF          OF                                DURING THE
       AGE               TIME SERVED       OFFICE                             PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold      Vice President  Until successor   - Director, Global Regulatory Policy and Assistant Secretary,
909 A Street           and Secretary   is chosen and       Frank Russell Company
Tacoma, WA 98402       since 1994      qualified by
                                       Trustees          - Assistant Secretary and Associate General Counsel, Frank
Age 45                                                     Russell Investment Management Company, Frank Russell Capital Inc.
                                                           and Frank Russell Investments (Delaware), Inc.;

                                                         - Assistant Secretary and Associate General Counsel,
                                                           Russell Fund Distributors, Inc.

                                                         - Director, Secretary and Associate General Counsel,
                                                           Frank Russell Securities, Inc.;

                                                         - Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson        Treasurer and   Until successor   - Director - Funds Administration, Frank Russell Investment
909 A Street           Chief           is chosen and       Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402       Accounting      qualified by
                       Officer         Trustees          - Treasurer and Chief Accounting Officer, Frank Russell
Age 38                 since 2000                          Investment Company and Russell Insurance Funds.

SSgA MONEY MARKET FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES

   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS

   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal
      Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER

   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES

   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR

   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR

   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL

   Goodwin Procter LLP
   Exchange Place Boston,
   Massachusetts 02109

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

DISCIPLINED EQUITY FUND

AUGUST 31, 2002

                                 SSgA(R) FUNDS
                            DISCIPLINED EQUITY FUND

                                  Annual Report
                                August 31, 2002

                                Table of Contents

                                                                            Page

Chairman's Letter                                                              3

Portfolio Management Discussion and Analysis.                                  4

Report of Independent Accountants                                              6

Financial Statements                                                           7

Financial Highlights                                                          15

Notes to Financial Statements                                                 16

Disclosure of Information About Fund Trustees                                 22

Fund Management and Service Providers                                         26


"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA DISCIPLINED EQUITY FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Disciplined Equity Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                   /s/ Agustin J. Fleites

Timothy B. Harbert                       Agustin J. Fleites
State Street Global Advisors             SSgA Funds Management, Inc.
Chairman and Chief Executive Officer     President

SSgA DISCIPLINED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Provide total returns that exceed the S&P 500(R) Index over the long term within a risk controlled framework.

INVESTS IN: Large capitalization US equity securities.

STRATEGY: The Fund's investment process combines proven stock and industry selection capabilities with the BARRA portfolio construction methodology. The Manager seeks to control and diversify the active exposures in the Fund relative to the S&P 500(R) Index by controlling sector and industry weights, stock-specific weights, and managing market capitalization, beta, and yield of the portfolio.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                         SSgA
DATES            DISCIPLINED EQUITY FUND            S&P 500(R)INDEX**
    *                 $10,000                           $10,000
 1993                 $12,425                           $11,521
 1994                 $12,973                           $12,151
 1995                 $15,413                           $14,758
 1996                 $17,674                           $17,522
 1997                 $25,230                           $24,645
 1998                 $25,758                           $26,639
 1999                 $34,215                           $37,247
 2000                 $39,072                           $43,326
 2001                 $28,623                           $32,759
 2002                 $24,063                           $26,865
Total                $245,446                          $257,433

PERFORMANCE REVIEW

For the fiscal year ended August 31, 2002, the Fund lost 15.93%, outperforming the S&P 500(R) Index by 206 basis points. The Fund's performance includes operating expenses of 46 basis points, whereas Index returns do not include expenses of any kind. Outperformance can primarily be attributed to strong stock selection. The Fund's strongest stock selection was in the electronic equipment, bank, telephone and grocery store industries. The Fund benefited by underweighting some of the worst performers in the electronic equipment industry. Corning (-83.4%), Lucent (-68.7%), and Nortel (-83.2%) were underweighted due to weak value forecasts according to the Manager's return forecasting model and analyst sentiment. The Fund benefited from an overweight to L-3 Communications (+51.7%) which showed strong growth prospects and positive analyst sentiment. Within banks, the Fund's underweight position in Citigroup added the most value. Citigroup's stock fell 22.2% over the fiscal year while the industry as a whole was down 5.47%.

SSgA DISCIPLINED EQUITY FUND

  PERIOD ENDED          GROWTH OF          TOTAL
    08/31/02             $10,000           RETURN
------------------    -------------    -------------
1 Year                $       8,407       (15.93)%
5 Years               $       9,538        (0.94)%+
10 Years              $      24,063         9.17%+

STANDARD & POOR'S(R)
    500 COMPOSITE STOCK PRICE INDEX

  PERIOD ENDED          GROWTH OF          TOTAL
    08/31/02             $10,000           RETURN
------------------    -------------    -------------
1 Year                $       8,201        (17.99)%
5 Years               $      10,901          1.74%+
10 Years              $      26,865         10.39%+

SEE RELATED NOTES ON FOLLOWING PAGE.

An overweight to Comerica (+1.0%) also helped performance as this security was strong on value.

The telephone industry was one of the hardest hit in the past year. Underweights to Qwest (-84.7%) and WorldCom, which went bankrupt, contributed to the Fund's performance relative to the Index as both of these securities were weak on growth and value forecasts.

The Fund held overweight positions to other issues which showed favorable analyst sentiment and helped performance, such as Harrah's Entertainment (+66.3%), Sears (+8.4%), First Data (+5.7%), Progressive Corp. (+24.9%), Pepsi
Bottling (+32.4%), Wellpoint Health Network (+39.7%) and Tenet Healthcare (+27.7%).

The Fund suffered from poor stock selection within the industrial parts, electrical utility, and chemical industries. Within industrial parts, the Fund lost the most value due to a 29 basis point overweight to Tyco (-69.7%), which the Manager held due to the fact that it showed positive value forecasts. Within electrical utilities, an overweight to Allegheny Energy (-50.9%), which again showed positive value forecasts, detracted from the Fund's performance. An underweight to E.I. DuPont (+1.6%), which showed weak value prospects and overweights to Sealed Air Corp (-61.4%), Ashland Inc. (-30.4%), and Goodyear (-43.4%), caused the most trouble in the chemical industry as the latter names had shown strong value prospects.

MARKET AND PORTFOLIO HIGHLIGHTS

The fiscal year ended August 31, 2002 proved to be one of the most tumultuous ever for the United States equity markets. The fiscal year began with the September 11th terrorists attacks which caused a huge sell off in the equity markets as investors moved their assets into safer havens. The Fed responded immediately by providing liquidity and cutting rates in hopes of stimulating waning consumer spending and curtailing falling confidence. This resulted in an increase in the S&P 500(R) Index as it rose over 10% in the fourth quarter. From that point forward, the main theme throughout the equity markets was corporate scandal (Enron, Tyco, WorldCom, etc.). Investors regained some of their confidence in the markets with the passing of the SEC's August 14th deadline requiring corporate executives certify the accuracy of their company's financial statements.

Through all of the strife, the S&P 500(R) Index ended the fiscal year down 17.99%. The telecomm, technology, and utility sectors were the hardest hit, down 47.1%, 29.6%, and 29.6%, respectively. Telecomm companies were hit hard as decreased demand, unused capacity, and poor balance sheets caused valuations to decline and pushed some companies into bankruptcy. Decreased capital spending by corporations was the main culprit for tech stocks. Electronic equipment (-54.0%), and semiconductor (-44.1%) firms were the most effected. Electrical utilities (-30.7%) led the decline in utilities as corporate scandal affected a number of names in the group.

Consumer non-cyclicals was the sole sector in the black, rising 4.1%. Historically low mortgage rates spurred record home sales and mortgage refinancings and consumers continued to spend on durable goods.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)                  AUGUST 31, 2002
General Electric Co.                                      3.8%
Microsoft Corp.                                           3.2
Exxon Mobil Corp.                                         3.0
Pfizer, Inc.                                              2.7
Wal-Mart Stores, Inc.                                     2.6
Johnson & Johnson                                         2.4
Philip Morris Cos., Inc.                                  1.7
American International Group                              1.7
Procter & Gamble Co.                                      1.7
Coca-Cola Co. (The)                                       1.6

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

 * The Fund commenced operations on May 4, 1992. Assumes initial investment on September 1, 1992.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard and Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

 +   Annualized.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Funds. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Disciplined Equity Fund (formerly SSgA Matrix Equity Fund)(the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                     /s/ PricewaterhouseCoopers LLP
October 11, 2002

SSgA
DISCIPLINED EQUITY FUND

STATEMENT OF NET ASSETS
                                                                 AUGUST 31, 2002

                                                                         MARKET
                                                             NUMBER      VALUE
                                                               OF        (000)
                                                             SHARES        $
                                                           ---------   ---------
COMMON STOCKS - 96.6%
CONSUMER DISCRETIONARY - 15.4%
AOL Time Warner, Inc. (AE)                                   144,650       1,830
ARAMARK Corp. Class B New                                      2,000          45
Autozone, Inc. (AE)                                            2,900         210
Avon Products, Inc.                                           10,100         492
Best Buy Co., Inc. (AE)                                        3,500          74
Black & Decker Corp.                                          12,700         570
BorgWarner, Inc.                                               3,900         235
Brunswick Corp.                                                5,100         125
Callaway Golf Co.                                                700          10
Cendant Corp. (AE)                                            50,300         720
Circuit City Stores, Inc. -
Circuit City Group                                            27,800         388
Clear Channel
Communications, Inc. (AE)                                      5,600         191
Coach, Inc. (AE)                                              10,200         251
Constellation Brands, Inc. Class A (AE)                        8,700         247
Coors (Adolph) Class B                                         1,700         102
Dana Corp.                                                    12,800         217
Dillard's, Inc. Class A                                       22,200         545
Dollar Tree Stores, Inc. (AE)                                  2,800          69
Eastman Kodak Co.                                             13,900         425
Estee Lauder Cos., Inc. (The) Class A                          5,600         168
Express Scripts, Inc. Class A (AE)                             1,000          48
Federated Department Stores (AE)                              38,200       1,371
Ford Motor Co.                                               168,550       1,984
Goodyear Tire & Rubber Co. (The)                              20,000         270
H&R Block, Inc.                                                4,100         200
Harley-Davidson, Inc.                                         15,100         743
Harrah's Entertainment, Inc. (AE)                             27,800       1,322
Hearst-Argyle Television, Inc.
Class C (AE)                                                   2,700          57
Home Depot, Inc.                                              51,500       1,696
International Game Technology (AE)                            12,800         828
JC Penney Co., Inc. Holding Co.                               12,700         220
Jones Apparel Group, Inc. (AE)                                12,200         440
Knight-Ridder, Inc.                                            8,300         504
Kohl's Corp. (AE)                                              3,700         258
Lear Corp. (AE)                                               12,300         573
Lennar Corp.                                                   5,000         264
Limited Brands                                                28,200         431
Liz Claiborne, Inc.                                           14,000         395
Lowe's Cos., Inc.                                             16,500         683
Mandalay Resort Group (AE)                                     5,700         172
Mattel, Inc.                                                  28,000         544
May Department Stores Co. (The)                               36,500       1,071
Maytag Corp.                                                   3,500         114
McDonald's Corp.                                              54,600       1,297
MGM Mirage (AE)                                                6,400         227
Mohawk Industries, Inc. (AE)                                     600          30
Monsanto Co.                                                  34,013         625
New York Times Co. Class A                                    19,800         935
Newell Rubbermaid, Inc.                                       17,700         612
Office Depot, Inc. (AE)                                       24,500         317
PanAmSat Corp. (AE)                                            9,000         169
RadioShack Corp.                                              25,000         545
Reebok International, Ltd. (AE)                                7,000         171
Rent-A-Center, Inc. Class C (AE)                               4,100         224
Ross Stores, Inc.                                              4,900         177
RR Donnelley & Sons Co.                                       34,600         913
Sabre Holdings Corp. (AE)                                      3,400          91
Saks, Inc. (AE)                                                9,800         104
Sears Roebuck and Co.                                         35,500       1,616
Target Corp.                                                   2,400          82
Viacom, Inc. Class B (AE)                                     70,400       2,865
Wal-Mart Stores, Inc.                                        132,600       7,090
Walgreen Co.                                                  25,000         869
Walt Disney Co.                                               37,600         590
Whirlpool Corp.                                               21,700       1,200
                                                                       ---------
                                                                          41,851
                                                                       ---------
CONSUMER STAPLES - 8.9%
Anheuser-Busch Cos., Inc. Class C                             13,200         702
Campbell Soup Co.                                             24,300         563
Clorox Co.                                                     5,400         233
Coca-Cola Co. (The)                                           83,900       4,279
Colgate-Palmolive Co.                                         37,200       2,029

                                                                         MARKET
                                                             NUMBER      VALUE
                                                               OF        (000)
                                                             SHARES        $
                                                           ---------   ---------
CVS Corp.                                                      7,000         206
Dial Corp. (The)                                               5,800         117
Gillette Co. (The)                                            19,100         602
Pepsi Bottling Group, Inc.                                    27,600         806
PepsiAmericas, Inc.                                            4,200          60
PepsiCo, Inc.                                                 63,300       2,504
Philip Morris Cos., Inc.                                      94,800       4,740
Procter & Gamble Co.                                          51,300       4,548
RJ Reynolds Tobacco Holdings, Inc.                             3,200         188
Systemco Corp.                                                27,900         791
Tyson Foods, Inc. Class A                                     55,500         689
UST, Inc.                                                      6,300         219
Whole Foods Market, Inc. (AE)                                 16,200         723
Winn-Dixie Stores, Inc.                                       18,500         299
                                                                       ---------
                                                                          24,298
                                                                       ---------
ENERGY - 6.5%
Ashland, Inc.                                                 26,300         754
BJ Services Co. (AE)                                          10,000         305
Burlington Resources, Inc.                                    15,600         600
ChevronTexaco Corp.                                           45,310       3,472
ENSCO International, Inc.                                     14,600         389
Exxon Mobil Corp.                                            230,716       8,178
Halliburton Co.                                               60,400         918
Marathon Oil Corp.                                            25,700         636
Nabors Industries, Ltd. (AE)                                     300          10
Newfield Exploration Co. (AE)                                  3,100         105
Occidental Petroleum Corp.                                    41,000       1,218
Phillips Petroleum Co.                                         8,000         421
Sempra Energy                                                  7,400         178
Smith International, Inc. (AE)                                 5,400         175
TXU Corp.                                                      3,500         169
Valero Energy Corp.                                              763          25
                                                                       ---------
                                                                          17,553
                                                                       ---------
FINANCIALS - 19.7%
ACE, Ltd.                                                      5,900         188
Aetna, Inc.                                                    3,500         149
AFLAC, Inc.                                                   40,000       1,224
AG Edwards, Inc.                                               4,900         184
American Express Co.                                          54,400       1,962
American International Group                                  75,025       4,712
Bank of America Corp.                                         46,400       3,252
Bank of New York Co., Inc. (The)                               8,100         285
Bank One Corp.                                                52,300       2,142
Bear Stearns Cos., Inc. (The)                                 10,500         671
Capital One Financial Corp.                                    7,700         275
Charles Schwab Corp. (The)                                    33,400         307
Charter One Financial, Inc.                                   26,250         885
Cigna Corp.                                                    8,900         758
Comerica, Inc.                                                40,700       2,381
Equity Office Properties Trust (o)                            10,400         290
Fannie Mae                                                    53,000       4,016
FirstMerit Corp.                                               6,600         165
Fiserv, Inc. (AE)                                              7,500         276
FleetBoston Financial Corp.                                   67,500       1,629
Franklin Resources, Inc.                                      12,100         424
Freddie Mac                                                   46,700       2,993
Goldman Sachs Group, Inc.                                      8,100         626
Greenpoint Financial Corp.                                    13,000         663
Hibernia Corp. Class A                                         6,000         126
Household International, Inc.                                 22,200         802
Investors Financial Services Corp.                             3,800         114
John Hancock Financial Services, Inc.                          7,000         212
JP Morgan Chase & Co.                                         72,000       1,901
Keycorp                                                        7,900         212
Lehman Brothers Holdings, Inc.                                 1,600          91
Lincoln National Corp.                                         4,800         178
MBNA Corp.                                                    35,450         716
Mellon Financial Corp.                                        15,900         440
Merrill Lynch & Co., Inc.                                     19,700         714
Metlife, Inc.                                                 25,700         692
MGIC Investment Corp.                                         14,400         867
Morgan Stanley                                                16,200         692
National City Corp.                                           36,800       1,147
North Fork BanCorp., Inc.                                      2,100          88
Old Republic International Corp.                               9,200         295
PMI Group, Inc. (The)                                         11,800         400

                                                                         MARKET
                                                             NUMBER      VALUE
                                                               OF        (000)
                                                             SHARES        $
                                                           ---------   ---------
Progressive Corp. (The)                                       25,900       1,392
Protective Life Corp.                                         42,000       1,380
Provident Financial Group, Inc.                               36,800       1,066
Providian Financial Corp.                                     69,200         393
Stilwell Financial, Inc.                                      10,000         139
T. Rowe Price Group, Inc.                                      3,200          91
UnumProvident Corp.                                            2,000          46
US Bancorp                                                   142,000       3,052
Wachovia Corp.                                                44,700       1,647
Washington Mutual, Inc.                                       53,078       2,007
Wells Fargo & Co.                                             45,100       2,354
                                                                       ---------
                                                                          53,711
                                                                       ---------
HEALTH CARE - 14.3%
Abbott Laboratories                                           44,500       1,781
Allergan, Inc.                                                 2,200         129
Amgen, Inc. (AE)                                              43,688       1,967
Anthem, Inc. New (AE)                                          3,300         208
Applera Corp. -
Applied BioSystems Group                                       9,000         178
Bausch & Lomb, Inc.                                            4,200         132
Becton Dickinson & Co.                                         2,000          61
Bristol-Myers Squibb Co.                                      54,000       1,347
Cardinal Health, Inc.                                         10,000         648
Chiron Corp. (AE)                                              7,600         288
CR Bard, Inc.                                                  5,600         307
Eli Lilly & Co.                                               32,600       1,892
ICN Pharmaceuticals, Inc.                                     11,900         121
Johnson & Johnson                                            118,830       6,454
King Pharmaceuticals, Inc. (AE)                                7,200         153
Manor Care, Inc. (AE)                                          9,300         218
Medimmune, Inc. (AE)                                           3,000          77
Medtronic, Inc.                                               39,100       1,610
Merck & Co., Inc.                                             83,800       4,234
Pfizer, Inc.                                                 219,675       7,266
Pharmacia Corp.                                               41,700       1,822
Ribapharm, Inc. New (AE)                                       6,900          39
Schering-Plough Corp.                                         55,500       1,281
St. Jude Medical, Inc. (AE)                                   48,000       1,786
Tenet Healthcare Corp. (AE)                                   41,100       1,939
UnitedHealth Group, Inc.                                       6,300         557
WebMD Corp. (AE)                                              21,600         127
Wellpoint Health Networks (AE)                                19,900       1,480
Wyeth                                                         14,300         612
Zimmer Holdings, Inc. (AE)                                     5,400         199
                                                                       ---------
                                                                          38,913
                                                                       ---------
INDUSTRIALS - 9.7%
3M Co.                                                        15,300       1,912
American Power Conversion (AE)                                 9,300         116
American Standard Cos., Inc. (AE)                              1,800         129
Boeing Co. (The)                                              26,300         975
Burlington Northern Santa Fe Corp.                            50,000       1,438
CNF, Inc.                                                      5,600         172
Cooper Industries, Ltd. Class A                                3,800         124
Danaher Corp.                                                 13,100         788
Dover Corp.                                                   25,300         727
Emerson Electric Co.                                          15,000         732
Expeditors International
Washington, Inc.                                               3,600          95
General Dynamics Corp.                                        12,800       1,007
General Electric Co.                                         346,500      10,446
Goodrich Corp.                                                30,500         637
Honeywell International, Inc.                                 11,300         338
Ingersoll-Rand Co. Class A                                    18,800         706
Lockheed Martin Corp.                                         13,600         861
Pentair, Inc.                                                  7,600         330
Tyco International, Ltd.                                      76,500       1,200
United Parcel Service, Inc. Class B                           23,700       1,515
United Technologies Corp.                                     33,000       1,960
WW Grainger, Inc.                                              5,100         230
                                                                       ---------
                                                                          26,438
                                                                       ---------
INFORMATION TECHNOLOGY - 14.4%
Activision, Inc. (AE)                                          3,100          86
Adobe Systems, Inc.                                            5,300         107
Agilent Technologies, Inc. (AE)                               27,400         368
Applied Materials, Inc. (AE)                                  60,800         812

                                                                         MARKET
                                                             NUMBER      VALUE
                                                               OF        (000)
                                                             SHARES        $
                                                           ---------   ---------
Autodesk, Inc.                                                 2,000          27
Automatic Data Processing                                     38,600       1,458
Broadcom Corp. Class A (AE)                                    7,600         125
Checkfree Corp. (AE)                                           1,500          19
Cisco Systems, Inc. (AE)                                     277,900       3,841
Citrix Systems, Inc. (AE)                                      5,900          37
CMGI, Inc. (AE)                                                8,700           5
Computer Associates International, Inc.                       33,100         371
Computer Sciences Corp. (AE)                                   2,000          74
Concord EFS, Inc. (AE)                                        10,600         216
Dell Computer Corp. (AE)                                      90,600       2,411
eBay, Inc. (AE)                                               10,500         594
Electronic Arts, Inc. (AE)                                     2,800         177
Electronic Data Systems Corp.                                 12,400         499
EMC Corp. (AE)                                                73,700         498
First Data Corp.                                              62,300       2,165
Guidant Corp. (AE)                                             7,100         261
Hewlett-Packard Co.                                           88,763       1,192
Ingram Micro, Inc. Class A (AE)                               19,400         265
Intel Corp.                                                  229,900       3,832
International Business Machines Corp.                         43,100       3,249
International Rectifier Corp. (AE)                               200           4
Intuit, Inc. (AE)                                              1,800          80
Kla-Tencor Corp. (AE)                                          9,500         312
L-3 Communications
Holdings, Inc. (AE)                                           12,000         611
Lam Research Corp. (AE)                                          300           3
Lexmark International, Inc. (AE)                               2,400         113
Linear Technology Corp.                                       15,800         414
LSI Logic Corp. (AE)                                          13,800         101
Lucent Technologies, Inc. (AE)                                35,500          61
Maxim Integrated Products (AE)                                 2,200          70
Microchip Technology, Inc. (AE)                                3,300          69
Micron Technology, Inc. (AE)                                   3,000          52
Microsoft Corp. (AE)                                         177,600       8,716
Motorola, Inc.                                                59,600         715
National Semiconductor Corp. (AE)                              9,000         144
Nextel Communications, Inc.
Class A (AE)                                                  60,000         457
Oracle Corp. (AE)                                            175,400       1,682
Peoplesoft, Inc. (AE)                                          9,200         148
QLogic Corp. (AE)                                              4,200         141
Scientific-Atlanta, Inc. Class C                              10,900         161
Siebel Systems, Inc. (AE)                                      9,700          82
Sun MicroSystems, Inc. (AE)                                  103,700         383
Symantec Corp. (AE)                                            2,800          80
Texas Instruments, Inc.                                       38,800         764
Veritas Software Corp. (AE)                                   14,000         227
Vishay Intertechnology, Inc. (AE)                             13,800         198
Xerox Corp. (AE)                                              12,800          90
Xilinx, Inc. (AE)                                             13,100         253
Yahoo, Inc. (AE)                                              26,300         271
                                                                       ---------
                                                                          39,091
                                                                       ---------
MATERIALS - 2.3%
Alcoa, Inc.                                                    3,000          75
Archer-Daniels-Midland Co.                                    26,000         317
Eastman Chemical Co.                                          22,000         987
Freeport-McMoRan Copper &
Gold, Inc. Class B (AE)                                       35,700         585
Georgia-Pacific Corp.                                         49,200       1,036
Kimberly-Clark Corp.                                           4,300         257
Lubrizol Corp.                                                 5,000         156
Newmont Mining Corp. Holding Co.                               5,400         154
Nucor Corp.                                                    7,300         365
PPG Industries, Inc.                                           4,700         264
Praxair, Inc.                                                  6,800         381
Sealed Air Corp. (AE)                                         11,000         170
Shaw Group, Inc. (The)(AE)                                    15,100         253
Sherwin-Williams Co. (The)                                    10,800         292
Smurfit-Stone Container Corp. (AE)                            64,900         910
                                                                       ---------
                                                                           6,202
                                                                       ---------
TELECOMMUNICATION SERVICES - 3.4%
AT&T Corp.                                                   141,600       1,730
AT&T Wireless Services, Inc. (AE)                             89,356         441
BellSouth Corp.                                               39,900         930
Nextel Partners, Inc. Class A (AE)                            16,900          92

                                                                         MARKET
                                                             NUMBER      VALUE
                                                               OF        (000)
                                                             SHARES        $
                                                           ---------   ---------
Qualcomm, Inc. (AE)                                           22,700         629
SBC Communications, Inc.                                     112,518       2,784
Verizon Communications, Inc.                                  86,600       2,685
                                                                       ---------
                                                                           9,291
                                                                       ---------

UTILITIES - 2.0%
Allegheny Energy, Inc.                                        47,500         981
American Electric Power Co., Inc.                             12,000         409
Calpine Corp. (AE)                                             9,700          47
Cinergy Corp.                                                  7,600         261
Duke Energy Corp.                                             24,300         652
Dynegy, Inc. Class A                                          11,400          24
Edison International (AE)                                      8,400         101
Exelon Corp.                                                  17,800         833
FirstEnergy Corp.                                             11,958         395
Mirant Corp. (AE)                                             10,000          38
Northeast Utilities                                           15,000         263
PG&E Corp. (AE)                                               10,500         119
PPL Corp.                                                      4,500         164
Progress Energy, Inc.                                          9,600         447
Public Service Enterprise Group, Inc.                          5,900         208
Reliant Energy, Inc.                                           7,500          89
Southern Co. (The)                                            13,900         403
                                                                       ---------
                                                                           5,434
                                                                       ---------
TOTAL COMMON STOCKS
(cost $336,198)                                                          262,782
                                                                       ---------

                                                           PRINCIPAL     MARKET
                                                            AMOUNT       VALUE
                                                             (000)       (000)
                                                               $           $
                                                           ---------   ---------
SHORT-TERM INVESTMENTS - 3.3%
Federated Investors Prime Cash
Obligation Fund                                                3,665       3,665
Short-Term Investment Co.                                      4,241       4,241
United States Treasury Bill (c)(y)(s)
1.650% due 09/12/02                                              100         100
1.670% due 09/12/02                                              500         500
1.720% due 09/12/02                                              350         350
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
(cost $8,856)                                                              8,856
                                                                       ---------
TOTAL INVESTMENTS - 99.9%
(identified cost $345,054)                                               271,638
OTHER ASSETS AND LIABILITIES,
NET - 0.1%                                                                   344
                                                                       ---------
NET ASSETS - 100.0%                                                      271,982
                                                                       =========

(AE) Nonincome-producing security.

(o)  Real Estate Investment Trust (REIT).

(y)  Rate noted is yield-to-maturity from date of acquisition.

(c)  At amortized cost, which approximates market.

(s) Held as collateral in connection with futures contracts purchased (sold) or options written by the Fund.

                                                                     UNREALIZED
                                                         NOTIONAL   APPRECIATION
                                                          AMOUNT   (DEPRECIATION)
FUTURES CONTRACTS                                          (000)       (000)
(NUMBER OF CONTRACTS)                                        $           $
                                                         --------  --------------
LONG POSITIONS
S&P 500 Index (32)
expiration date 09/02                                       7,329            230
                                                                       ---------
Total Unrealized Appreciation
(Depreciation) on Open Futures

Contracts Purchased                                                          230
                                                                       =========

See accompanying notes which are an integral part of the financial statements.

SSgA
DISCIPLINED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)
                                                                 AUGUST 31, 2002

ASSETS
Investments at market (including securities
on loan of $5,978),(identified cost $345,054)                         $ 271,638
Receivables:
Dividends                                                                   429
Fund shares sold                                                            311
Daily variation margin on futures contracts                                   1
Prepaid expenses                                                             71
Short-term investments held as collateral
for securities loaned, at market                                          6,288
                                                                      ---------
Total assets                                                            278,738

LIABILITIES
Payables:
Fund shares redeemed                                       $       1
Accrued fees to affiliates                                       423
Other accrued expenses                                            44
Payable upon return of securities loaned, at market            6,288
                                                           ---------
Total liabilities                                                         6,756
                                                                      ---------

NET ASSETS                                                            $ 271,982
                                                                      =========
NET ASSETS CONSIST OF:
Undistributed net investment income                                   $     577
Accumulated net realized gain (loss)                                    (65,019)
Unrealized appreciation (depreciation) on:
Investments                                                             (73,416)
Futures contracts                                                           230
Shares of beneficial interest                                                37
Additional paid-in capital                                              409,573
                                                                      ---------
NET ASSETS                                                            $ 271,982
                                                                      =========
NET ASSET VALUE, offering and redemption price per share:
($271,981,699 divided by 36,946,245 shares of $.001
par value shares of beneficial interest outstanding)                  $    7.36
                                                                      =========

See accompanying notes which are an integral part of the financial statements.

SSgA
DISCIPLINED EQUITY FUND

STATEMENT OF OPERATIONS
Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Dividends                                                              $  4,294
Securities Lending Income                                                    26
Interest                                                                     16
                                                                       --------
Total investment income                                                   4,336

EXPENSES

Advisory fees                                              $  2,217
Administrative fees                                             133
Custodian fees                                                   77
Distribution fees                                                85
Transfer agent fees                                              57
Professional fees                                                23
Registration fees                                                 4
Shareholder servicing fees                                      205
Trustees' fees                                                   14
Miscellaneous                                                    18
                                                           --------
Expenses before reductions                                    2,833
Expense reductions                                           (1,479)
                                                           --------
Expenses, net                                                             1,354
                                                                       --------
Net investment income (loss)                                              2,982
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                  (8,117)
Futures contracts                                               720      (7,397)
                                                           --------
Net change in unrealized appreciation (depreciation) on:
Investments                                                 (44,046)
Futures contracts                                               230     (43,816)
                                                           --------    --------
Net realized and unrealized gain (loss)                                 (51,213)
                                                                       --------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                  $(48,231)
                                                                       ========

See accompanying notes which are an integral part of the financial statements.

SSgA
DISCIPLINED EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                        2002         2001
                                                                    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                        $    2,982    $    1,122
Net realized gain (loss)                                                (7,397)      (49,421)
Net change in unrealized appreciation (depreciation)                   (43,816)      (60,279)
                                                                    ----------    ----------

Net increase (decrease) in net assets from operations                  (48,231)     (108,578)
                                                                    ----------    ----------

DISTRIBUTIONS
From net investment income                                              (2,593)       (1,082)
From net realized gain                                                      --      (106,016)
                                                                    ----------    ----------

Net decrease in net assets from distributions                           (2,593)     (107,098)
                                                                    ----------    ----------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions           38,982        80,949
                                                                    ----------    ----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                            (11,842)     (134,727)

NET ASSETS
Beginning of period                                                    283,824       418,551
                                                                    ----------    ----------

End of period (including undistributed net investment income of
$577 and $188, respectively)                                        $  271,982    $  283,824
                                                                    ==========    ==========

See accompanying notes which are an integral part of the financial statements.

SSgA
DISCIPLINED EQUITY FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                FISCAL YEARS ENDED AUGUST 31,
                                             ------------------------------------------------------------------
                                                2002           2001         2000          1999          1998
                                             ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $     8.83    $    17.01    $    17.51    $    15.68    $    18.41
                                             ----------    ----------    ----------    ----------    ----------
INCOME FROM OPERATIONS
Net investment income (loss)(a)                     .09           .04           .05           .09           .17
Net realized and unrealized gain (loss)           (1.48)        (3.76)         1.96          4.42           .29
                                             ----------    ----------    ----------    ----------    ----------
Total income from operations                      (1.39)        (3.72)         2.01          4.51           .46
                                             ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS
From net investment income                         (.08)         (.04)         (.06)         (.10)         (.19)
From net realized gain                               --         (4.42)        (2.45)        (2.58)        (3.00)

Total distributions                                (.08)        (4.46)        (2.51)        (2.68)        (3.19)
                                             ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD               $     7.36    $     8.83    $    17.01    $    17.51    $    15.68
                                             ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (%)                                 (15.93)       (26.74)        14.19         32.83          2.09

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)        271,982       283,824       418,551       557,029       445,077

Ratios to average net assets (%):
Operating expenses, net (b)                         .46           .91           .91           .78           .69
Operating expenses, gross (b)                       .96          1.02           .96           .94           .97
Net investment income                              1.01           .35           .28           .52           .97

Portfolio turnover rate (%)                       20.50        124.98        149.82        130.98        133.63

(a) For the periods subseqent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)  See Note 4 for current periods amounts.

  See accompanying notes which are an integral part of the financial statements.

SSgA
DISCIPLINED EQUITY FUND

                                                NOTES TO STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Disciplined Equity Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the last reported sales price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the last reported sales price. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had net tax basis capital loss carryovers of $2,376,791 and $50,712,458, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009 and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $8,800,330 incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. Permanent differences between tax regulations and GAAP are reclassified to paid in capital. These differences relate primarily to investments in certain securities sold at a loss.

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

        Cost of Investments for Tax Purposes             $ 347,953,108
        Gross Tax Unrealized Appreciation                   15,400,190
        Gross Tax Unrealized Depreciation                  (91,715,201)
                                                         -------------
        Net Tax Unrealized Appreciation (Depreciation)   $ (76,315,011)
                                                         =============
        Undistributed Ordinary Income                    $     576,800
        Undistributed Long-Term Gains
        (Capital Loss Carryforward)                      $ (53,089,249)

        TAX COMPOSITION OF DISTRIBUTIONS:
        Ordinary Income                                  $   2,593,042
        Long-Term Capital Gains                          $        --
        Tax Return of Capital                            $        --

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

     DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

     The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $95,682,881 and $58,582,586, respectively.

     SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, the value of outstanding securities on loan and the value of collateral amounted to $5,978,299 and $6,287,585, respectively.

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser has contractually agreed to waive .50% of its .75% Advisory fee.

     The total amount of the waiver is $1,477,985 for the period ended August 31, 2002. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $802 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion -.0315%; over $2 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $73,899, $1,033 and $83,591 by State Street, Global Markets and CitiStreet, respectively. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Global Markets, an affiliated broker dealer of State Street. The commissions paid to Global Markets were $28,697 for the period ended August 31, 2002.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

         Advisory fees                                  $     119,258
         Administration fees                                   23,285
         Custodian fees                                         6,908
         Distribution fees                                     81,632
         Shareholder servicing fees                           182,892
         Transfer agent fees                                    7,089
         Trustees' fees                                         1,856
                                                        -------------
                                                        $     422,920
                                                        =============

     BENEFICIAL INTEREST: As of August 31, 2002, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 14% and 13%, respectively, of the total outstanding shares of the Fund.

5.   FUND SHARE TRANSACTIONS (amounts in thousands)


                                                FISCAL YEARS ENDED AUGUST 31,
                                         ---------------------------------------------
                                                 2002                    2001
                                         ---------------------   ---------------------
                                          SHARES     DOLLARS      SHARES     DOLLARS
                                         -------    ----------   -------    ----------
     Proceeds from shares sold            15,467    $  128,810    10,410    $  103,091
     Proceeds from reinvestment of
     distributions                           132         1,161     9,667       105,346
     Payments for shares redeemed        (10,799)      (90,989)  (12,544)     (127,488)
                                         -------    ----------   -------    ----------
     Total net increase (decrease)         4,800    $   38,982     7,533    $   80,949
                                         =======    ==========   =======    ==========

6.   INTERFUND LENDING PROGRAM

     The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

7.   DIVIDENDS

     On September 3, 2002, the Board of Trustees declared a dividend of $.0230 from net investment income, payable on September 9, 2002 to shareholders of record on September 4, 2002.

SSgA
DISCIPLINED EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES
                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                                      NO. OF
                       POSITION(S) HELD                                                             PORTFOLIOS
     NAME,               WITH FUND AND        TERM              PRINCIPAL OCCUPATION(S)             IN COMPLEX          OTHER
   ADDRESS,                LENGTH OF           OF                     DURING THE                     OVERSEEN       DIRECTORSHIPS
     AGE                 TIME SERVED         OFFICE                  PAST 5 YEARS                   BY TRUSTEE     HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee           Appointed until   -     Vice Chairman,                          25        Trustee,
909 A Street           since 1988        successor is            Frank Russell Company;                            Frank Russell
Tacoma, WA 98402                         duly elected                                                              Investment
                                         and qualified     -     Chairman of the Board,                            Company Funds
Age 63                                                           Frank Russell Investment
                                                                 Management Company and                            and Russell
                                                                 Frank Russell Trust Company;                      Insurance Funds
                       President and     Until successor                                                           (investment
                       Chairman of       is chosen and     -     Chairman of the Board and                         companies)
                       the Board         qualified by            Chief Executive Officer, Russell
                       since 1988        the Trustees.           Fund Distributors, Inc.; and

                                                           -     Director, Russell Insurance
                                                                 Agency, Inc., Frank Russell
                                                                 Investments (Ireland) Limited,
                                                                 Frank Russell Investment Company
                                                                 PLC; Frank Russell Investment
                                                                 Company II PLC, Frank Russell
                                                                 Investment Company III PLC,
                                                                 Frank Russell Institutional Funds
                                                                 PLC, Frank Russell Qualifying
                                                                 Investor Fund, and Frank Russell
                                                                 Investments (Cayman) Ltd.

                                                                                                      NO. OF
                       POSITION(S) HELD                                                             PORTFOLIOS
     NAME,               WITH FUND AND        TERM              PRINCIPAL OCCUPATION(S)             IN COMPLEX          OTHER
   ADDRESS,                LENGTH OF           OF                     DURING THE                     OVERSEEN       DIRECTORSHIPS
     AGE                 TIME SERVED         OFFICE                  PAST 5 YEARS                   BY TRUSTEE     HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall    Trustee           Appointed until   -     Chief Executive Officer and           25           None
33 West Court Street   since 1988        successor is            President, Wm. L. Marshall
Doylestown, PA                           duly elected            Associates, Inc., Wm. L. Marshall
18901                                    and qualified           Companies, Inc. and the
                                                                 Marshall Financial Group
Age 59                                                           (a registered investment advisor
                                                                 and provider of financial and
                                                                 related consulting services);

                                                           -     Certified Financial Planner and
                                                                 Member, Institute of Certified
                                                                 Financial Planners; and

                                                           -     Registered Representative for
                                                                 Securities with FSC Securities
                                                                 Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee           Appointed until   -     September 2000 to Present,            25           None
522 5th Avenue         since 1988        successor is            Global Head of Structured Real
New York, NY                             duly elected            Estate, J.P. Morgan Investment
10036                                    and qualified           Management
                                                           -     January 2000 to September 2000,
Age 45
                                                                 Managing Director,
                                                                 HSBC Securities (USA) Inc.

                                                           -     From 1998 to 2000, President,
                                                                 Key Global Capital, Inc.;

                                                           -     From 1997 to 1998, Partner, Squire,
                                                                 Sanders & Dempsey (law firm);
                                                                 and

                                                           -     From 1994 to 1997, Partner,
                                                                 Brown, Rudnick, Freed & Gesmer
                                                                 (law firm).

                                                                                                      NO. OF
                       POSITION(S) HELD                                                             PORTFOLIOS
     NAME,               WITH FUND AND        TERM              PRINCIPAL OCCUPATION(S)             IN COMPLEX          OTHER
   ADDRESS,                LENGTH OF           OF                     DURING THE                     OVERSEEN       DIRECTORSHIPS
     AGE                 TIME SERVED         OFFICE                  PAST 5 YEARS                   BY TRUSTEE     HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley       Trustee           Appointed until   -     Partner, Riley, Burke & Donahue,      25           Director -
One Corporate Place    since 1988        successor is            L.L.P. (law firm).                                 SSgA Cash
55 Ferncroft Road                        duly elected                                                               Management
Danvers, MA 01923                        and qualified                                                              Fund PLC,
                                                                                                                    State Street
Age 53                                                                                                              Global Advisors
                                                                                                                    Ireland, Ltd.

Richard D. Shirk       Trustee           Appointed until   -     1996 to May 2002, Chairman,           25           None
1180 Brookgate Way     since 1988        successor is            Cerulean Companies, Inc.
N.E.                                     duly elected            (Retired);
Atlanta, GA 30319                        and qualified
                                                           -     1996 to March 2001, President and
                                                                 CEO, Cerulean Companies, Inc.;
Age 56
                                                           -     1992 to March 2001, President
                                                                 and Chief Executive Officer, Blue
                                                                 Cross/Blue Shield of Georgia;
                                                           -     1993 to November 2001, Chairman
                                                                 and Board Member, Georgia Caring
                                                                 for Children Foundation (private
                                                                 foundation); and
                                                           -     1998 to Present, Board Member,
                                                                 Healthcare Georgia Foundation
                                                                 (private foundation)

Bruce D. Taber         Trustee           Appointed until   -     Consultant, Computer Simulation,      25           Director -
26 Round Top Road      since 1991        successor is            General Electric Industrial Control                SSgA Cash
Boxford, MA 01921                        duly elected            Systems.                                           Management
                                         and qualified                                                              Fund PLC,
Age 59                                                                                                              State Street
                                                                                                                    Global Advisors
                                                                                                                    Ireland, Ltd.

                                                                                                      NO. OF
                       POSITION(S) HELD                                                             PORTFOLIOS
     NAME,               WITH FUND AND        TERM              PRINCIPAL OCCUPATION(S)             IN COMPLEX          OTHER
   ADDRESS,                LENGTH OF           OF                     DURING THE                     OVERSEEN       DIRECTORSHIPS
     AGE                 TIME SERVED         OFFICE                  PAST 5 YEARS                   BY TRUSTEE     HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd          Trustee           Appointed until   -     Chairman, President and CEO,          25           Director -
150 Domorah Drive      since 1988        successor is            A.M. Todd Group, Inc.; and                         SSgA Cash
Montgomeryville,                         duly elected                                                               Management-
PA 18936                                 and qualified     -     President and CEO, Zink & Triest                   Fund PLC,
                                                                 Co., Inc. (dealer in vanilla flavor                State Street
Age 55                                                           materials).                                        Global Advisors
                                                                                                                    Ireland, Ltd.


                       POSITION(S) HELD
     NAME,               WITH FUND AND        TERM                                      PRINCIPAL OCCUPATION(S)
   ADDRESS,                LENGTH OF           OF                                             DURING THE
     AGE                 TIME SERVED         OFFICE                                          PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold      Vice President    Until successor   -     Director, Global Regulatory Policy and Assistant Secretary,
909 A Street           and Secretary     is chosen and           Frank Russell Company
Tacoma, WA 98402       since 1994        qualified by
                                         Trustees          -     Assistant Secretary and Associate General Counsel, Frank Russell
Age 45                                                           Investment Management Company, Frank Russell Capital Inc. and
                                                                 Frank Russell Investments (Delaware), Inc.;

                                                           -     Assistant Secretary and Associate General Counsel,
                                                                 Russell Fund Distributors, Inc.

                                                           -     Director, Secretary and Associate General Counsel,
                                                                 Frank Russell Securities, Inc.;

                                                           -     Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson        Treasurer and     Until successor   -     Director - Funds Administration, Frank Russell Investment
909 A Street           Chief             is chosen and           Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402       Accounting        qualified by
                       Officer           Trustees          -     Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                 since 2000                                Company and Russell Insurance Funds.

SSgA DISCIPLINED EQUITY FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327


Trustees
    Lynn L. Anderson, Chairman
    William L. Marshall
    Steven J. Mastrovich
    Patrick J. Riley
    Richard D. Shirk
    Bruce D. Taber
    Henry W. Todd

Officers
    Lynn L. Anderson, President and CEO
    Mark E. Swanson, Treasurer and Principal
      Accounting Officer
    J. David Griswold, Vice President and Secretary
    Deedra S. Walkey, Assistant Secretary
    Ross E. Erickson, Assistant Treasurer
    David J. Craig, Assistant Treasurer
    Carla L. Anderson, Assistant Secretary

Investment Adviser
    SSgA Funds Management, Inc.
    One International Place, 27th Floor
    Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
    State Street Bank and Trust Company
    1776 Heritage Drive
    North Quincy, Massachusetts 02171
    (800) 647-7327

Distributor
    State Street Global Markets, LLC
    One International Place, 27th Floor
    Boston, Massachusetts 02110
    (800) 997-7327

Administrator
    Frank Russell Investment Management Company
    909 A Street
    Tacoma, Washington 98402

Legal Counsel
    Goodwin Procter LLP
    Exchange Place
    Boston, Massachusetts 02109

Independent Accountants
    PricewaterhouseCoopers LLP
    160 Federal Street
    Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

PRIME MONEY MARKET FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                            PRIME MONEY MARKET FUND

                                  Annual Report
                                August 31, 2002

                                Table of Contents

                                                                            Page

Chairman's Letter                                                              3

Portfolio Management Discussion and Analysis                                   4

Report of Independent Accountants                                              6

Financial Statements                                                           7

Financial Highlights                                                          16

Notes to Financial Statements                                                 17

Disclosure of Information About Fund Trustees                                 21

Fund Management and Service Providers                                         25


"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA PRIME MONEY MARKET FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Prime Money Market Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                         /s/ Agustin J. Fleites

Timothy B. Harbert                             Agustin J. Fleites
State Street Global Advisors                   SSgA Funds Management, Inc.
Chairman and Chief Executive Officer           President

SSgA PRIME MONEY MARKET FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize current income while preserving capital and liquidity.

INVESTS IN: High quality money market instruments including certificates of deposit, time deposits, banker's acceptances, commercial paper, corporate medium-term notes, US Government Treasury and agency notes, and repurchase agreements.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different money market investments, which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                     SSgA                 SALOMON BROTHERS
DATES       PRIME MONEY MARKET FUND     3-MONTH T-BILL INDEX**
    *              $ 10,000                 $ 10,000
 1994              $ 10,203                 $ 10,200
 1995              $ 10,797                 $ 10,769
 1996              $ 11,402                 $ 11,344
 1997              $ 12,031                 $ 11,940
 1998              $ 12,709                 $ 12,564
 1999              $ 13,355                 $ 13,148
 2000              $ 14,156                 $ 13,872
 2001              $ 14,931                 $ 14,601
 2002              $ 15,256                 $ 14,911
Total              $124,840                 $123,349

PERFORMANCE REVIEW

The SSgA Prime Money Market Fund had a one-year total return of 2.11% for the fiscal year ended August 31, 2002. This is compared to a return of 2.12% for the same period for the benchmark, the Salomon Smith Barney 3-Month Treasury Bill Index. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well known representation of money market rates. The Fund's performance includes operating expenses of 20 basis points, whereas Index returns do not include expenses of any kind.

MARKET AND PORTFOLIO HIGHLIGHTS

The US economic outlook had been trending downward during the third calendar quarter of 2001, with some economists believing that the US economy had entered the beginning stages of a recession. Then the attacks on the World Trade Center and the Pentagon occurred on September 11, 2001. The attacks had a profoundly negative effect on the US and the US economy. Corporations announced large future layoffs, adding further unease. As expected, consumer confidence took a sharp

SSgA PRIME MONEY MARKET FUND

     PERIOD ENDED        GROWTH OF    TOTAL
      08/31/02            $10,000     RETURN
----------------------  -----------  ---------
1 Year                  $    10,211     2.11%
5 Years                 $    12,673     4.85%+
Inception               $    15,256     5.08%+

SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX

     PERIOD ENDED        GROWTH OF    TOTAL
      08/31/02            $10,000     RETURN
----------------------  -----------  ---------
1 Year                  $    10,212    2.12%
5 Years                 $    12,489    4.55%+
Inception               $    14,911    4.76%+

SEE RELATED NOTES ON FOLLOWING PAGE.

downturn in September. The Federal Reserve (the Fed) cut the Federal Funds rate by 50 basis points on September 17, 2001, attempting to calm the fragile markets. It vowed to keep the banking system fluid and provided a large amount of liquidity to the system to provide market stability. At the October 2, 2001 and November 6, 2001 Federal Open Market Committee (FOMC) meetings, the Fed again reduced rates, in each instance by another 50 basis points. The November rate cut was the 10th cut for the year and brought the Fed Funds rate to 2%, the lowest in 40 years. Policymakers decided that the rate cuts were necessary to encourage businesses and consumers to keep spending. With unemployment rising to a five-year high and consumer confidence falling to a 7 1/2 year low, central bankers warned that the economy faced a risk of continued weakness and suggested further reductions. The Fed cut the funds rate by an additional 25 basis points on December 11, 2001, the 11th reduction for the year, and signaled that more cuts were possible as the economy tried to climb out of the recession.

The calendar year 2002 began with the Fed leaving rates unchanged for the first time in a year, as it said the economy was beginning to recover from the recession. Conflicting economic indicator data was released during the month of February. Payrolls fell less than expected, but consumer confidence was lower than expected according to surveys of economists by Bloomberg. The consumer confidence decline showed that consumers were reacting to reports of corporate accounting scandals. At the March 19th FOMC meeting, the Fed left rates unchanged and shifted to a neutral risk assessment. By April the combination of tensions in the Middle East, earnings worries, equity prices and mild economic indicator data were all cited as reasons to doubt whether the Fed would raise rates in the near future. As expected, at the May 7th meeting, the Fed kept rates and the neutral risk assessment unchanged. During the month of May, the Producer Price Index (PPI) unexpectedly fell 0.2%, jobless claims remained at above 400,000 for the 5th week in a row, but US consumer confidence continued to rise from its November 2001 lows. At the June 26th FOMC meeting, the Fed left rates unchanged and indicated that it was uncertain of the recovery's strength. By the end of the 4th fiscal quarter, the bias was tilted towards economic weakness and the market was looking for the Fed to again lower rates by the end of 2002.

In the days following the September 11th attacks, the Manager's main concern was to provide liquidity. There was little supply and much demand for short-term securities. The Manager immediately extended the average days to maturity of the Fund as expectations of future interest rate eases created an inverted yield curve. However, throughout the first fiscal quarter, the Manager also purchased securities in the one-month range in order to maintain sufficient liquidity. In January 2002, the Manager took advantage of additional backup in interest rates and extended the average maturity of the Fund again. By the beginning of the third fiscal quarter, the perception in the marketplace was that the Fed would have to raise rates aggressively. The Manager realized the value in extending the average maturity of the Fund and bought one-year securities. By the end of the 4th quarter, the economy had lost momentum and the market demonstrated greater concern about economic weakness.

TOP FIVE HOLDINGS (BY INVESTMENT TYPE,
AS A PERCENT OF TOTAL INVESTMENTS)              AUGUST 31, 2002
Domestic Commercial Paper                             34.8%
Yankee Certificates of Deposit                        24.2
Eurodollar Certificates of Deposit                    11.8
Repurchase Agreements                                  7.3
Corporate Bonds and Notes                              6.7

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

 * The Fund commenced operations on February 22, 1994. Index comparison began March 1, 1994.

** The Salomon Smith Barney 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

 +   Annualized.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Prime Money Market Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                               /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2002

SSgA
PRIME MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                                                             PRINCIPAL
                                                                               AMOUNT                     DATE         VALUE
                                                                               (000)         RATE          OF          (000)
                                                                                 $            %         MATURITY         $
                                                                             ----------   ----------   ----------   ----------
CORPORATE BONDS AND NOTES - 6.7%
Bank One NA                                                                      25,000        2.010     03/25/03       25,000
BankAmerica NT & SA                                                              25,000        1.820     09/05/02       25,000
Citigroup, Inc. (E)                                                              40,000        1.900     05/30/03       40,028
Citigroup, Inc. (E)                                                              30,000        1.950     07/17/03       30,035
General Electric Co. (E)                                                         25,000        1.810     03/24/03       25,001
General Electric Co. (E)                                                         40,000        1.810     09/09/03       40,000
Household Finance Corp. (E)                                                      25,000        2.240     06/10/03       25,000
Household Finance Corp. (E)                                                      25,000        2.240     06/11/03       25,000
Morgan J.P. & Co.                                                                20,000        1.888     09/11/02       20,001
Toyota Motor Credit (E)                                                          35,000        1.810     12/24/02       35,000
Toyota Motor Credit (E)                                                          25,000        1.698     05/19/03       25,000
U.S. Bancorp (E)                                                                 20,000        2.023     11/01/02       20,009
U.S. Bancorp (E)                                                                 25,000        1.740     04/30/03       24,994
U.S. Bancorp (E)                                                                 30,000        1.740     05/02/03       29,992
U.S. Bancorp (E)                                                                 25,000        1.736     05/29/03       24,993
                                                                                                                    ----------

TOTAL CORPORATE BONDS AND NOTES (amortized cost $415,053)                                                              415,053
                                                                                                                    ----------

MORTGAGE-BACKED SECURITIES - 0.2%
Holmes Financing PLC (E)                                                         12,500        1.790     10/15/02       12,500
                                                                                                                    ----------

TOTAL MORTGAGE-BACKED SECURITIES (amortized cost $12,500)                                                               12,500
                                                                                                                    ----------

DOMESTIC CERTIFICATES OF DEPOSIT - 6.5%
Banc One NA (E)                                                                  25,000        1.730     06/25/03       24,992
Chase Manhattan USA                                                              40,000        1.800     11/08/02       40,000
Chase Manhattan USA                                                              30,000        1.800     02/05/03       30,000
Chase Manhattan USA                                                              50,000        1.685     02/13/03       50,000
First Tennessee Bank NA                                                          50,000        1.800     09/12/02       50,000
First Union Corp.                                                                50,000        2.129     03/31/03       50,081
Harris Trust & Savings                                                           25,000        2.150     10/08/02       25,000
U.S. Bank NA                                                                     50,000        2.000     03/19/03       50,000
Wells Fargo & Company (E)                                                        30,000        1.925     03/31/03       30,021
Wells Fargo Bank NA (E)                                                          50,000        1.720     03/14/03       49,996
                                                                                                                    ----------

TOTAL DOMESTIC CERTIFICATES OF DEPOSIT (amortized cost $400,090)                                                       400,090
                                                                                                                    ----------

                                                                             PRINCIPAL
                                                                               AMOUNT                     DATE         VALUE
                                                                               (000)         RATE          OF          (000)
                                                                                 $            %         MATURITY         $
                                                                             ----------   ----------   ----------   ----------
EURODOLLAR CERTIFICATE OF DEPOSIT - 11.8%
ABN-AMRO Bank N.V.                                                               50,000        1.830     12/31/02       50,003
Australia and NZ Banking Group Ltd.                                              25,000        1.930     10/10/02       25,000
Australia and NZ Banking Group Ltd.                                              25,000        2.005     04/30/03       25,001
Bank of Scotland                                                                 25,000        3.600     09/10/02       25,000
Bank of Scotland                                                                 25,000        2.160     09/20/02       25,000
Deutsche Bank AG                                                                 50,000        2.020     11/04/02       50,000
Deutsche Bank AG                                                                 50,000        2.020     12/31/02       50,003
Dresdner Bank AG                                                                 25,000        2.050     12/16/02       24,996
Halifax PLC                                                                      25,000        2.000     10/04/02       25,000
Halifax PLC                                                                      50,000        1.800     02/03/03       50,000
ING Bank NV                                                                      25,000        1.840     10/16/02       25,000
Landesbank Hessen-Thuringen                                                      25,000        2.270     09/26/02       25,000
Landesbank Hessen-Thuringen                                                      20,000        2.150     10/30/02       20,000
Landesbank Baden Wuerttemberg                                                    15,000        1.850     09/10/02       15,000
Landesbank Baden Wuerttemberg                                                    30,000        2.260     10/07/02       30,000
Lloyds TSB Bank PLC                                                              50,000        2.500     12/19/02       50,000
Lloyds TSB Bank PLC                                                              50,000        2.023     03/21/03       50,001
Lloyds TSB Bank PLC                                                              60,000        1.700     05/19/03       60,000
National Australia Bank                                                          20,000        2.150     10/31/02       20,001
National Australia Bank                                                          30,000        2.080     12/30/02       30,007
Norddeutsche Lbank Girozentrale                                                  50,000        2.010     04/30/03       50,002
                                                                                                                    ----------

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT (amortized cost $725,014)                                                     725,014
                                                                                                                    ----------

DOMESTIC TIME DEPOSIT - 0.8%
National City Bank                                                               46,213        1.781     09/03/02       46,213
                                                                                                                    ----------

TOTAL DOMESTIC TIME DEPOSIT (amortized cost $46,213)                                                                    46,213
                                                                                                                    ----------

DOMESTIC COMMERCIAL PAPER - 34.8%
Amsterdam Funding Corporation                                                    25,000        1.760     10/08/02       24,955
Amsterdam Funding Corporation                                                    50,000        1.710     10/11/02       49,905
Amsterdam Funding Corporation                                                    75,000        1.720     10/18/02       74,832
Asset Securitization Coop. Corp. (E)                                             40,000        1.750     05/16/03       40,000
Atlantis One Funding Corporation                                                 25,000        1.970     12/02/02       24,874
Barton Capital Corp.                                                             43,665        1.740     09/10/02       43,646
Barton Capital Corp.                                                             40,000        1.790     10/09/02       39,924
Barton Capital Corp.                                                             29,427        1.800     10/11/02       29,368

                                                                             PRINCIPAL
                                                                               AMOUNT                     DATE         VALUE
                                                                               (000)         RATE          OF          (000)
                                                                                 $            %         MATURITY         $
                                                                             ----------   ----------   ----------   ----------
CXC, Inc.                                                                        40,000        1.780      10/03/02      39,937
CXC, Inc.                                                                        50,000        1.710      10/09/02      49,910
CXC, Inc.                                                                        50,000        1.700      11/06/02      49,844
Edison Asset Securitization LLC                                                  25,000        1.800      09/18/02      24,979
Edison Asset Securitization LLC                                                  15,000        2.120      10/10/02      14,966
Edison Asset Securitization LLC                                                  20,000        1.700      11/13/02      19,931
Edison Asset Securitization LLC                                                  50,000        1.810      12/11/02      49,746
Edison Asset Securitization LLC                                                  75,000        1.810      12/13/02      74,611
Edison Asset Securitization LLC                                                  30,000        1.680      02/10/03      29,773
Fairway Finance Corp.                                                            27,878        1.800      09/09/02      27,867
Fairway Finance Corp.                                                            50,000        1.740      09/12/02      49,973
Fairway Finance Corp.                                                            20,000        1.800      09/19/02      19,982
Falcon Asset Securitization Corp.                                                50,000        1.740      09/16/02      49,964
GE Capital International Funding Inc.                                            25,000        1.820      12/13/02      24,870
General Electric Capital Corp.                                                   50,000        2.120      10/25/02      49,841
General Electric Capital Corp.                                                   25,000        1.960      12/02/02      24,875
Gemini Securitization Corp.                                                      50,000        1.790      09/12/02      49,973
Giro Balanced Funding Corp.                                                      31,645        1.800      10/15/02      31,575
Giro Balanced Funding Corp.                                                      57,301        1.730      11/15/02      57,094
Giro Funding US Corp.                                                            29,341        1.800      09/12/02      29,325
Giro Multi Funding Corp.                                                         50,000        1.750      09/20/02      49,954
HBOS Treasury Services                                                           65,000        1.800      12/10/02      64,675
IBM Credit Corp.                                                                 10,000        1.975      10/01/02       9,984
IBM Credit Corp.                                                                 25,000        1.975      10/04/02      24,955
Jupiter Securitization Corp.                                                     30,000        1.750      10/02/02      29,955
Jupiter Securitization Corp.                                                     21,487        1.770      10/31/02      21,424
Liberty Street Funding Co.                                                       20,095        1.800      09/09/02      20,087
Liberty Street Funding Co.                                                       25,000        1.770      10/22/02      24,937
Morgan J.P. & Co.                                                                50,000        1.670      02/11/03      49,622
Nestle Capital Corp.                                                             50,000        2.040      09/06/02      49,986
Nieuw Amsterdam Funding Corp.                                                    30,000        1.800      10/15/02      29,934
North Coast Funding LLC                                                          25,000        1.790      10/18/02      24,942
Park Avenue Receivables Corp.                                                    48,616        1.750      09/26/02      48,557
Preferred Receivables Funding Corp.                                              30,415        1.750      10/02/02      30,369
Quincy Capital Corp.                                                             22,935        1.770      10/25/02      22,874
Receivables Capital Corp.                                                        25,000        1.800      09/05/02      24,995
Sheffield Receivables                                                            50,000        1.750      10/02/02      49,925
Sheffield Receivables (E)                                                        25,000        1.763      01/21/03      25,000
Stellar Funding Group                                                            11,588        1.800      10/15/02      11,563
Stellar Funding Group                                                             6,158        1.800      10/17/02       6,144

                                                                             PRINCIPAL
                                                                               AMOUNT                     DATE         VALUE
                                                                               (000)         RATE          OF          (000)
                                                                                 $            %         MATURITY         $
                                                                             ----------   ----------   ----------   ----------
Superior Funding Capital                                                         42,000        1.770     10/28/02       41,882
Thunder Bay Funding Inc.                                                         27,562        1.800     09/12/02       27,547
Thunder Bay Funding Inc.                                                         30,000        1.780     09/18/02       29,975
Thunder Bay Funding Inc.                                                         50,000        1.750     09/20/02       49,954
Thunder Bay Funding Inc.                                                         23,742        1.700     11/12/02       23,661
Tulip Funding Corp                                                               16,000        2.090     11/01/02       15,943
Variable Funding Capital                                                        100,000        1.750     10/02/02       99,849
Verizon Global Funding                                                           20,000        2.590     10/02/02       19,955
Verizon Global Funding                                                           15,000        2.445     10/04/02       14,966
Windmill Funding Corp.                                                           50,000        1.750     09/19/02       49,956
Windmill Funding Corp.                                                           50,000        1.760     10/28/02       49,861
                                                                                                                    ----------

TOTAL DOMESTIC COMMERCIAL PAPER (amortized cost $2,139,974)                                                          2,139,971
                                                                                                                    ----------

FOREIGN COMMERCIAL PAPER - 3.3%
Alliance & Leicester PLC                                                         20,000        2.000     10/31/02       19,933
Alliance & Leicester PLC                                                         20,000        2.000     11/04/02       19,929
Den Danske Corp.                                                                 47,000        2.020     10/23/02       46,863
Diageo PLC                                                                       35,000        2.530     09/26/02       34,939
National Australia Bank                                                          25,000        1.930     12/09/02       24,867
Societe Generale                                                                 25,000        1.715     05/16/03       24,694
Westpac Trust Securities NZ Ltd.                                                 30,000        1.785     02/03/03       29,769
                                                                                                                    ----------

TOTAL FOREIGN COMMERCIAL PAPER (amortized cost $200,994)                                                               200,994
                                                                                                                    ----------

UNITED STATES GOVERNMENT AGENCIES - 6.0%
Federal Home Loan Bank Discount Corp.                                            31,390        1.600     01/24/03       31,188
Federal Home Loan Bank Discount Corp.                                            30,000        1.600     02/05/03       29,791
Federal Home Loan Bank Discount Corp.                                            84,000        1.550     02/12/03       83,407
Federal Home Loan Mortgage Corp. Discount Note                                   50,000        1.640     11/07/02       49,847
Federal Home Loan Mortgage Corp. Discount Note                                   61,321        1.760     12/30/02       60,961
Federal National Mortgage Association Discount Note                              50,000        1.640     11/06/02       49,850
Federal National Mortgage Association Discount Note                              21,031        1.600     01/29/03       20,891
Federal National Mortgage Association Discount Note                              20,000        1.600     02/05/03       19,860
Federal National Mortgage Association Discount Note                              25,725        1.625     02/05/03       25,543
                                                                                                                    ----------
TOTAL UNITED STATES GOVERNMENT AGENCIES (amortized cost $371,338)                                                      371,338
                                                                                                                    ----------

                                                                             PRINCIPAL
                                                                               AMOUNT                     DATE         VALUE
                                                                               (000)         RATE          OF          (000)
                                                                                 $            %         MATURITY         $
                                                                             ----------   ----------   ----------   ----------
YANKEE CERTIFICATES OF DEPOSIT - 22.5%
Abbey National Treasury Services PLC                                             40,000        2.520     10/15/02       40,000
Abbey National Treasury Services PLC                                             20,000        2.000     09/16/02       20,000
Abbey National Treasury Services PLC(E)                                          35,000        1.720     10/09/02       34,998
Abbey National Treasury Services PLC                                             25,000        2.100     10/28/02       25,000
ABN-AMRO Bank N.V.                                                               50,000        1.800     10/15/02       50,000
ABN-AMRO Bank N.V.                                                               50,000        2.025     12/31/02       50,001
Bank of Montreal (E)                                                             30,000        1.711     03/28/03       29,992
Barclays Bank PLC (E)                                                            75,000        1.720     04/28/03       74,975
Bayerische Landesbank Girozentrale (E)                                          100,000        1.734     10/01/02       99,995
Bayerische Landesbank Girozentrale (E)                                           55,000        1.730     03/24/03       54,988
Bayerische Landesbank Girozentrale (E)                                           25,000        1.730     06/24/03       24,992
Canadian Imperial Bank Corp.                                                     30,000        2.100     12/23/02       30,009
Canadian Imperial Bank Corp. (E)                                                 50,000        1.720     03/21/03       49,988
Den Danske Bank (E)                                                              25,000        1.730     03/25/03       24,994
Deutsche Bank AG                                                                 50,000        2.050     09/03/02       49,996
Deutsche Bank AG                                                                 25,000        2.360     12/31/02       25,000
Dexia Bank NY Branch (E)                                                         50,000        1.725     03/31/03       49,984
Dresdner Bank AG                                                                 50,000        2.260     09/25/02       50,000
Landesbank Baden Wuerttemberg (E)                                                30,000        1.698     04/11/03       29,991
Lloyds TSB Bank PLC (E)                                                          25,000        1.720     03/31/03       24,991
Norddeutsche Landesbank (E)                                                      70,000        1.720     12/06/02       69,991
Rabobank Nederland (E)                                                           25,000        1.745     04/02/03       24,991
Rabobank Nederland NV                                                            50,000        2.180     09/19/02       50,002
Rabobank Nederland NV                                                            50,000        2.540     12/10/02       50,000
Royal Bank of Canada                                                             15,000        2.140     11/26/02       14,997
Royal Bank of Scotland                                                           25,000        1.815     10/16/02       24,996
Royal Bank of Scotland                                                           20,000        1.770     01/27/03       19,998
Toronto Dominion Bank                                                            75,000        1.810     12/10/02       75,000
Toronto Dominion Bank                                                            25,000        2.060     12/13/02       24,997
Toronto Dominion Bank                                                            25,000        1.800     02/03/03       25,000
Toronto Dominion Bank                                                            25,000        2.970     03/27/03       24,994
UBS AG Stamford Branche                                                          25,000        1.810     10/15/02       25,000
UBS AG Stamford Branche                                                          25,000        2.110     12/17/02       25,000
Westdeutsche Landesbank Girozentrale                                             50,000        2.210     10/02/02       50,000
Westdeutsche Landesbank Girozentrale                                             20,000        1.810     05/28/03       20,000
Westdeutsche Landesbank Girozentrale (E)                                         25,000        1.728     06/23/03       24,991
                                                                                                                    ----------
TOTAL YANKEE CERTIFICATES OF DEPOSIT (amortized cost $1,389,851)                                                     1,389,851
                                                                                                                    ----------
TOTAL INVESTMENTS - 92.6% (amortized cost $5,701,024)                                                                5,701,024
                                                                                                                    ----------

                                                                                               VALUE
                                                                                               (000)
                                                                                                 $
                                                                                             ----------
REPURCHASE AGREEMENTS - 7.3%
Agreement with Bank of America and Bank of New York (Tri-party) of $250,000 acquired on August 30, 2002 at 1.890% to be repurchased at $250,026 on September
3, 2002, collateralized by:
$293,351 various U.S. Government Agency Notes, valued at $255,000                               250,000

Agreement with Deutsche Bank and Bank of New York (Tri-party) of $202,000 acquired on August 30, 2002 at 1.890% to be repurchased at $202,021 on September 3, 2002, collateralized by:
$202,332 U.S. Government Agency Securities, valued at $206,040                                  202,000
                                                                                             ----------

TOTAL REPURCHASE AGREEMENTS (identified cost $452,000)                                          452,000
                                                                                             ----------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 99.9%
(cost $6,153,024)(+)                                                                          6,153,024

OTHER ASSETS AND LIABILITIES, NET - 0.1%                                                          3,707
                                                                                             ----------

NET ASSETS - 100.0%                                                                           6,156,731
                                                                                             ==========

(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.

(+) The identified cost for federal income tax purposes is the same as shown above.

See accompanying notes which are an integral part of the financial statements.

SSgA
PRIME MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                   AUGUST 31, 2002

ASSETS
Investments at amortized cost which approximates market                                                        $  5,701,024
Repurchase agreements (identified cost $452,000)                                                                    452,000
Interest receivable                                                                                                  15,109
Cash                                                                                                                     38
Prepaid expenses                                                                                                         73
                                                                                                               ------------

Total assets                                                                                                      6,168,244

LIABILITIES
Payables:
Dividends                                                                                     $      9,965
Accrued fees to affiliates                                                                           1,201
Other accrued expenses                                                                                 347
                                                                                              ------------

Total liabilities                                                                                                    11,513
                                                                                                               ------------

NET ASSETS                                                                                                     $  6,156,731
                                                                                                               ============

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                                                           $         (9)
Shares of beneficial interest                                                                                         6,157
Additional paid-in capital                                                                                        6,150,583
                                                                                                               ------------

NET ASSETS                                                                                                     $  6,156,731
                                                                                                               ============

NET ASSET VALUE, offering and redemption price per share:
($6,156,731,169 divided by 6,156,779,221 shares of $.001 par value
shares of beneficial interest outstanding)                                                                     $       1.00
                                                                                                               ============

See accompanying notes which are an integral part of the financial statements.

SSgA
PRIME MONEY MARKET FUND

STATEMENT OF OPERATIONS
Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Interest                                                                                                       $    134,557

EXPENSES
Advisory fees                                                                                 $      9,076
Administrative fees                                                                                  1,873
Custodian fees                                                                                         988
Distribution fees                                                                                    1,140
Transfer agent fees                                                                                    155
Professional fees                                                                                       46
Registration fees                                                                                      211
Shareholder servicing fees                                                                           1,513
Trustees' fees                                                                                         101
Insurance fees                                                                                       1,143
Miscellaneous                                                                                           80
                                                                                              ------------

Expenses before reductions                                                                          16,326
Expense reductions                                                                                  (4,225)
                                                                                              ------------

Expenses, net                                                                                                        12,101
                                                                                                               ------------

Net investment income                                                                                               122,456
                                                                                                               ------------

NET REALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                                                   1
                                                                                                               ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                          $    122,457
                                                                                                               ============

See accompanying notes which are an integral part of the financial statements.

SSgA
PRIME MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands

                                           FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                                    2002              2001
                                                                                ------------     ------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income                                                           $    122,456     $    221,612
Net realized gain (loss)                                                                   1               20
                                                                                ------------     ------------

Net increase (decrease) in net assets from operations                                122,457          221,632
                                                                                ------------     ------------

DISTRIBUTIONS
From net investment income                                                          (122,456)        (221,612)
                                                                                ------------     ------------

SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions                      2,123,366           71,030
                                                                                ------------     ------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                        2,123,367           71,050

NET ASSETS
Beginning of period                                                                4,033,364        3,962,314
                                                                                ------------     ------------

End of period                                                                   $  6,156,731     $  4,033,364
                                                                                ============     ============

See accompanying notes which are an integral part of the financial statements.

SSgA
PRIME MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                               FISCAL YEARS ENDED AUGUST 31,
                                            -----------------------------------------------------------------
                                               2002          2001          2000          1999          1998
                                            ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD        $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                            ---------     ---------     ---------     ---------     ---------

INCOME FROM OPERATIONS
Net investment income                           .0209         .0535         .0580         .0496         .0544
                                            ---------     ---------     ---------     ---------     ---------

DISTRIBUTIONS
From net investment income                     (.0209)       (.0535)       (.0580)       (.0496)       (.0544)
                                            ---------     ---------     ---------     ---------     ---------

NET ASSET VALUE, END OF PERIOD              $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                            =========     =========     =========     =========     =========

TOTAL RETURN (%)                                 2.11          5.48          6.00          5.08          5.63

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)    6,156,731     4,033,364     3,962,314     2,415,231     2,125,020

Ratios to average net assets (%):
Operating expenses, net (a)                       .20           .20           .20           .20           .20
Operating expenses, gross (a)                     .27           .25           .25           .26           .28
Net investment income                            2.02          5.26          5.93          4.96          5.48

(a)  See Note 4 for current period amounts.

See accompanying notes which are an integral part of the financial statements.

SSgA

PRIME MONEY MARKET FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Prime Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: The Fund is currently utilizing the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded daily on the basis of identified cost.

     INVESTMENT INCOME: Interest income is recorded daily on the accrual basis.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had a net tax basis capital loss carryover of $59,927, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. SSgA Funds Management, Inc. (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and maturities of investment securities, excluding US Government and Agency obligations and repurchase agreements, for the Fund aggregated to $73,416,689,158 and $71,253,821,866, respectively.

     For the period ended August 31, 2002, purchases and maturities of US Government and Agency obligations, excluding repurchase agreements, aggregated to $956,530,781 and $1,049,587,000, respectively.

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .15%, of its average daily net assets. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of .20% of its average daily net assets on an annual basis. For the period ended August 31, 2002, the Adviser also voluntarily agreed to waive .05% of its .15% Advisory fee. The total amounts of the waiver and reimbursement for the period ended August 31, 2002, were $3,025,320 and $1,189,504, respectively. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $10,354 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street. For these services, the Fund pays a maximum of .025% to State Street, based upon the average daily value of all Fund shares held. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $1,512,660 by State Street.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     INSURANCE: The Investment Company has entered into an agreement with MBIA Insurance Corporation to provide additional insurance coverage against issuer default. For this coverage, the Fund pays a fee to MBIA at an annual rate of .018% of its daily average net assets.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

        Advisory fees                           $     520,776
        Administration fees                           209,609
        Custodian fees                                131,251
        Distribution fees                             124,513
        Shareholder servicing fees                    186,547
        Transfer agent fees                             6,612
        Trustees' fees                                 21,867
                                                -------------
                                                $   1,201,175
                                                =============

     BENEFICIAL INTEREST: As of August 31, 2002, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 74% of the total outstanding shares of the Fund.

5.   FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                                  (AMOUNTS IN THOUSANDS)
                                               FISCAL YEARS ENDED AUGUST 31,
                                               -----------------------------
                                                   2002              2001
                                               ------------     ------------
        Proceeds from shares sold              $ 64,279,121     $ 54,786,031
        Proceeds from reinvestment of
        distributions                               113,294          193,485
        Payments for shares redeemed            (62,269,049)     (54,908,486)
                                               ------------     ------------
        Total net increase (decrease)          $  2,123,366     $     71,030
                                               ============     ============

SSgA
PRIME MONEY MARKET FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
  NAME,                     WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
 ADDRESS,                     LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
   AGE                       TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson          Trustee              Appointed until    -  Vice Chairman,                        25        Trustee,
909 A Street              since 1988           successor is          Frank Russell Company;                          Frank Russell
Tacoma, WA 98402                               duly elected                                                          Investment
                                               and qualified      -  Chairman of the Board,                          Company Funds
Age 63                                                               Frank Russell Investment                        and Russell
                          President and        Until successor       Management Company and                          Insurance Funds
                          Chairman of          is chosen and         Frank Russell Trust Company;                    (investment
                          the Board            qualified by                                                          companies)
                          since 1988           the Trustees.      -  Chairman of the Board and
                                                                     Chief Executive Officer, Russell
                                                                     Fund Distributors, Inc.; and

                                                                  -  Director, Russell Insurance
                                                                     Agency, Inc., Frank Russell
                                                                     Investments (Ireland) Limited,
                                                                     Frank Russell Investment Company
                                                                     PLC; Frank Russell Investment
                                                                     Company II PLC, Frank Russell
                                                                     Investment Company III PLC,
                                                                     Frank Russell Institutional Funds
                                                                     PLC, Frank Russell Qualifying
                                                                     Investor Fund, and Frank Russell
                                                                     Investments (Cayman) Ltd.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
  NAME,                     WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
 ADDRESS,                     LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
   AGE                       TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall       Trustee              Appointed until    -  Chief Executive Officer and           25        None
33 West Court Street      since 1988           successor is          President, Wm. L. Marshall
Doylestown, PA                                 duly elected          Associates, Inc., Wm. L. Marshall
18901                                          and qualified         Companies, Inc. and the
                                                                     Marshall Financial Group
Age 59                                                               (a registered investment advisor
                                                                     and provider of financial and
                                                                     related consulting services);

                                                                  -  Certified Financial Planner and
                                                                     Member, Institute of Certified
                                                                     Financial Planners; and

                                                                  -  Registered Representative for
                                                                     Securities with FSC Securities
                                                                     Corp., Atlanta, Georgia.

Steven J. Mastrovich      Trustee              Appointed until    -  September 2000 to Present,            25        None
522 5th Avenue            since 1988           successor is          Global Head of Structured Real
New York, NY                                   duly elected          Estate, J.P. Morgan Investment
10036                                          and qualified         Management

                                                                  -  January 2000 to September 2000,
Age 45                                                               Managing Director,
                                                                     HSBC Securities (USA) Inc.

                                                                  -  From 1998 to 2000, President,
                                                                     Key Global Capital, Inc.;

                                                                  -  From 1997 to 1998, Partner, Squire,
                                                                     Sanders & Dempsey (law firm);
                                                                     and

                                                                  -  From 1994 to 1997, Partner,
                                                                     Brown, Rudnick, Freed & Gesmer
                                                                     (law firm).

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
  NAME,                     WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
 ADDRESS,                     LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
   AGE                       TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley          Trustee              Appointed until    -  Partner, Riley, Burke & Donahue,      25        Director -
One Corporate Place       since 1988           successor is          L.L.P. (law firm).                              SSgA Cash
55 Ferncroft Road                              duly elected                                                          Management
Danvers, MA 01923                              and qualified                                                         Fund PLC,
                                                                                                                     State Street
Age 53                                                                                                               Global Advisors
                                                                                                                     Ireland, Ltd.

Richard D. Shirk          Trustee              Appointed until    -  1996 to May 2002, Chairman,           25        None
1180 Brookgate Way        since 1988           successor is          Cerulean Companies, Inc.
N.E.                                           duly elected          (Retired);
Atlanta, GA 30319                              and qualified
                                                                  -  1996 to March 2001, President and
                                                                     CEO, Cerulean Companies, Inc.;
Age 56
                                                                  -  1992 to March 2001, President
                                                                     and Chief Executive Officer, Blue
                                                                     Cross/Blue Shield of Georgia;

                                                                  -  1993 to November 2001, Chairman
                                                                     and Board Member, Georgia Caring
                                                                     for Children Foundation (private
                                                                     foundation); and

                                                                  -  1998 to Present, Board Member,
                                                                     Healthcare Georgia Foundation
                                                                     (private foundation)

Bruce D. Taber            Trustee              Appointed until    -  Consultant, Computer Simulation,      25        Director -
26 Round Top Road         since 1991           successor is          General Electric Industrial Control             SSgA Cash
Boxford, MA 01921                              duly elected          Systems.                                        Management
                                               and qualified                                                         Fund PLC,
Age 59                                                                                                               State Street
                                                                                                                     Global Advisors
                                                                                                                     Ireland, Ltd.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
  NAME,                     WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
 ADDRESS,                     LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
   AGE                       TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd             Trustee              Appointed until    -  Chairman, President and CEO,          25        Director -
150 Domorah Drive         since 1988           successor is          A.M. Todd Group, Inc.; and                      SSgA Cash
Montgomeryville,                               duly elected                                                          Management
PA 18936                                       and qualified      -  President and CEO, Zink & Triest                Fund PLC,
                                                                     Co., Inc. (dealer in vanilla flavor             State Street
Age 55                                                               materials).                                     Global Advisors
                                                                                                                     Ireland, Ltd.


                          POSITION(S) HELD
   NAME,                    WITH FUND AND          TERM                               PRINCIPAL OCCUPATION(S)
  ADDRESS,                    LENGTH OF             OF                                       DURING THE
   AGE                       TIME SERVED          OFFICE                                    PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold         Vice President       Until successor    -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street              and Secretary        is chosen and         Frank Russell Company
Tacoma, WA 98402          since 1994           qualified by
                                               Trustees           -  Assistant Secretary and Associate General Counsel, Frank
                                                                     Russell Investment Management Company, Frank Russell Capital
Age 45                                                               Inc. and Frank Russell Investments (Delaware), Inc.;

                                                                  -  Assistant Secretary and Associate General Counsel,
                                                                     Russell Fund Distributors, Inc.

                                                                  -  Director, Secretary and Associate General Counsel,
                                                                     Frank Russell Securities, Inc.;

                                                                  -  Secretary, Frank Russell Canada
                                                                     Limited/Limitee.

Mark E. Swanson           Treasurer and        Until successor    -  Director - Funds Administration, Frank Russell Investment
909 A Street              Chief                is chosen and         Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402          Accounting           qualified by
                          Officer              Trustees           -  Treasurer and Chief Accounting Officer, Frank Russell
Age 38                    since 2000                                 Investment Company and Russell Insurance Funds.

SSgA PRIME MONEY MARKET FUND
One International Place, 27th Floor
Boston, Massachusetts
02110 (800) 997-7327

TRUSTEES
      Lynn L. Anderson, Chairman
      William L. Marshall
      Steven J. Mastrovich
      Patrick J. Riley
      Richard D. Shirk
      Bruce D. Taber
      Henry W. Todd

OFFICERS
      Lynn L. Anderson, President and CEO
      Mark E. Swanson, Treasurer and Principal
      Accounting Officer
      J. David Griswold, Vice President and Secretary
      Deedra S. Walkey, Assistant Secretary
      Ross E. Erickson, Assistant Treasurer
      David J. Craig, Assistant Treasurer
      Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
      SSgA Funds Management, Inc.
      One International Place, 27th Floor
      Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
      State Street Bank and Trust Company
      1776 Heritage Drive
      North Quincy, Massachusetts 02171
      (800) 647-7327

DISTRIBUTOR
      State Street Global Markets, LLC
      One International Place, 27th Floor
      Boston, Massachusetts 02110
      (800) 997-7327

ADMINISTRATOR
      Frank Russell Investment Management Company
      909 A Street
      Tacoma, Washington 98402

LEGAL COUNSEL
      Goodwin Procter LLP
      Exchange Place
      Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      160 Federal Street
      Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

SMALL CAP FUND

AUGUST 31, 2002

                                 SSgA(R) FUNDS

                                 SMALL CAP FUND

                                  Annual Report
                                August 31, 2002

                                Table of Contents

                                                                            Page

Chairman's Letter                                                              3

Portfolio Management Discussion and Analysis                                   4

Report of Independent Accountants                                              6

Financial Statements                                                           7

Financial Highlights                                                          13

Notes to Financial Statements                                                 14

Disclosure of Information About Fund Trustees                                 20

Fund Management and Service Providers                                         24

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA SMALL CAP FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Small Cap Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                    /s/ Agustin J. Fleites

Timothy B. Harbert                        Agustin J. Fleites
State Street Global Advisors              SSgA Funds Management, Inc.
Chairman and Chief Executive Officer      President

SSgA SMALL CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: The Fund seeks to maximize total return relative to the Russell 2000(R) Index through investments in equity securities.

INVESTS IN: At least 80% of the total assets will be invested in smaller cap securities.

STRATEGY: The Fund management team uses a disciplined investment approach designed to uncover equity securities with good relative valuations, the ability to support future growth, high quality earnings and a solid outlook for growth. The Fund seeks to provide long-term total returns in excess of the Russell 2000(R) Index through strong bottom-up stock selection within a risk-controlled framework.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                  SSgA
DATES         SMALL CAP FUND   S&P(R) 400 MIDCAP INDEX**  RUSSELL 2000(R) INDEX#
    *             $ 10,000           $ 10,000                  $ 10,000
 1993             $ 12,367           $ 12,446                  $ 13,248
 1994             $ 12,849           $ 13,022                  $ 14,034
 1995             $ 16,709           $ 15,692                  $ 16,952
 1996             $ 20,575           $ 17,557                  $ 18,786
 1997             $ 27,951           $ 24,102                  $ 24,226
 1998             $ 21,706           $ 21,841                  $ 19,526
 1999             $ 24,169           $ 30,922                  $ 25,064
 2000             $ 30,918           $ 43,214                  $ 31,870
 2001             $ 26,711           $ 39,702                  $ 28,164
 2002             $ 25,122           $ 36,034                  $ 23,816
Total             $229,077           $264,531                  $225,688


PERFORMANCE REVIEW

For the fiscal year ended August 31, 2002, the SSgA Small Cap Fund declined 5.95% versus the Russell 2000(R) Index, which fell 15.44%. The Fund's performance includes operating expenses of 108 basis points, whereas Index returns do not include expenses of any kind.

Over the past twelve months, holdings in the consumer discretionary, technology and health care sectors contributed significantly to the Fund's outperformance relative to the Russell 2000(R) Index. Defensive positions in the consumer discretionary sector gained 21% which helped bolster the Fund's returns. Compelling valuations and improving earnings expectations led the portfolio to invest in attractive holdings in the construction/real property industry. As a result of a buoyant real estate environment across most of the US, the Fund's positions in homebuilders Ryland Group, NVR Inc., and KB Home also enhanced performance for the year. The stocks gained 59%, 85% and 49% respectively. Compelling valuations and improving earnings expectations led the Manager to invest in attractive holdings in the construction/real

SSgA SMALL CAP FUND

     PERIOD ENDED        GROWTH OF    TOTAL
      08/31/02            $10,000     RETURN
----------------------  -----------  ---------
1 Year                  $     9,405   (5.95)%
5 Years                 $     8,988   (2.11)%+
10 Years                $    25,122    9.64%+

STANDARD & POOR'S(R) MIDCAP 400 INDEX

     PERIOD ENDED        GROWTH OF    TOTAL
      08/31/02            $10,000     RETURN
----------------------  -----------  ---------
1 Year                  $     9,076   (9.24)%
5 Years                 $    14,951    8.38%+
10 Years                $    36,034   13.68%+

RUSSELL 2000(R) INDEX

     PERIOD ENDED        GROWTH OF    TOTAL
      08/31/02            $10,000     RETURN
----------------------  -----------  ---------
1 Year                  $     8,456   (15.44)%
5 Years                 $     9,831    (0.34)%+
10 Years                $    23,816     9.07%+

SEE RELATED NOTES ON THE FOLLOWING PAGE.

property industry. The Fund was overweight in the construction/real property industry adding to results. Within consumer discretionary, specialty retailers boosted the Fund's relative performance gaining 8% while the Russell 2000(R) Index specialty retail industry constituents declined 4% for the year. A holding in the movie rental chain Hollywood Entertainment gained 13% as the earnings outlook for the company improved throughout the year. Retailer Sonic Automotive continued to grow, lifting its stock price by 16%.

In addition to strong stock selection in consumer discretionary, technology and health care sectors, overweight positions in these sectors relative to the Russell 2000(R) Index also helped performance. The Fund was 4.9% overweight to consumer discretionary, 3.2% to technology and 0.8% to the health care sector. Avoiding the stocks of biotech companies searching for that next blockbuster drug helped the Fund's performance. Owning diagnostic product and services companies within biotech such as IDEXX Laboratories which gained 20%, aided the Fund's performance. Within technology, the Fund's stock selection identified successful investment opportunities in the high technology manufacturing, information/computer services and computer software industries. Both medical providers/services and medical products/supply companies within the health care sector exhibited sound earnings prospects and the ability to generate cash flow adding to the Fund's benchmark-relative outperformance.

MARKET AND PORTFOLIO HIGHLIGHTS

After the sharp gains in the US economy during the first three months of 2002, many market strategists anticipated a more restrained pace of business improvement for the remainder of the calendar year. They were correct in predicting the slowdown, but the extent and severity of it caught most by surprise. The decline in economic growth came about as consumer spending rose more slowly than in 2002's first quarter, nonresidential construction fell, inventory building waned and there was a downturn in spending by state and local governments.

Positive factors influencing the economy include the continuing strength in the housing market (buoyed by falling mortgage rates) and solid gains in auto sales (helped by 0% financing offers). Accounting irregularities at major US corporations, which had served to undermine the confidence of investors, seem to have been partially resolved as most of the largest US companies have certified the accuracy of their results under recently-enacted corporate governance regulations.

Small cap stocks outperformed large cap stocks during the fiscal year but the differential declined significantly during the last 12 months, largely due to the 15.10% lost by the Russell 2000(R) Index in July 2002. July's poor performance was the worst monthly number for the Index since August 1998.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)     AUGUST 31, 2002
Dillard's, Inc. Class A                       2.2%
THQ, Inc.                                     1.7
Westwood One, Inc.                            1.6
Mid Atlantic Medical Services                 1.6
Cognizant Technology Solutions Corp.          1.6
Superior Industries International             1.6
Henry Schein, Inc.                            1.5
Ryder System, Inc.                            1.4
Edwards Lifesciences Corp.                    1.4
Engineered Support Systems, Inc.              1.4

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

 *   Assumes initial investment on September 1, 1992.

** The Standard & Poor's(R) MidCap 400 Index is comprised of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted Index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

 # The Russell 2000(R) Index is comprised of the 2,000 smallest securities in the Russell 3000(R) Index, representing approximately 10% of the Russell 3000 total market capitalization. The Index is reconstituted annually.

 +   Annualized.

A portion of the fiscal 2000 performance of the Fund can be attributed to its investment and trading in Initial Public Offerings (IPOs) which are new securities offered to the market, and their value can fluctuate dramatically. Therefore, there can be no assurance that IPOs will continue to have a positive effect on Fund performance.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Small Cap Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                         /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2002

SSgA
SMALL CAP FUND

STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                                                  MARKET
                                                  NUMBER          VALUE
                                                    OF            (000)
                                                  SHARES            $
                                                ----------     ----------
COMMON STOCKS - 98.1%
CONSUMER DISCRETIONARY - 27.2%
Alliance Gaming Corp. (AE)                         166,800          2,535
AnnTaylor Stores Corp. (AE)                         81,000          2,163
Aztar Corp. (AE)                                    77,000          1,101
BorgWarner, Inc.                                    20,000          1,205
CACI International, Inc. Class A (AE)               85,700          3,192
CBRL Group, Inc.                                   118,300          3,038
Dillard's, Inc. Class A                            243,500          5,979
Furniture Brands International, Inc. (AE)           94,800          2,394
G&K Services, Inc. Class A                          34,900          1,118
GTECH Holdings Corp. (AE)                          142,000          2,719
Harland (John H.) Co.                               67,400          1,766
Hollywood Entertainment Corp. (AE)                 164,100          2,215
IKON Office Solutions, Inc.                        261,600          2,420
KB Home                                             11,900            571
Kronos, Inc. (AE)                                   47,250          1,227
La-Z-Boy, Inc. Class C                              94,300          2,334
Movie Gallery, Inc. (AE)                           176,700          2,453
MPS Group, Inc. (AE)                               253,000          1,354
NVR, Inc. (AE)                                       2,000            593
Panera Bread Co. Class A (AE)                      117,300          3,327
Papa John's International, Inc. (AE)                92,900          2,809
PEP Boys-Manny Moe & Jack                          184,000          2,613
Pier 1 Imports, Inc.                               148,900          2,665
Pittston Brink's Group                              35,700            860
RPM, Inc.                                          217,500          3,323
Steris Corp. (AE)                                   51,500          1,175
Superior Industries International                   87,800          4,221
United Stationers, Inc. (AE)                        71,400          1,964
US Oncology, Inc. (AE)                              83,000            704
Westwood One, Inc. (AE)                            126,000          4,400
Wolverine World Wide, Inc.                         135,100          2,117
Zale Corp. (AE)                                     68,200          2,070
                                                               ----------
                                                                   72,625
                                                               ----------

CONSUMER STAPLES - 1.3%
Dole Food Co.                                       20,700            563
Interstate Bakeries                                 92,800          2,260
Nash Finch Co.                                      33,000            691
                                                               ----------
                                                                    3,514
                                                               ----------

ENERGY - 4.6%
Chesapeake Energy Corp. (AE)                       207,100          1,212
Frontier Oil Corp.                                 125,900          1,794
Northwestern Corp.                                  49,700            634
Patina Oil & Gas Corp.                             109,375          3,046
PNM Resources, Inc.                                 96,900          2,140
Unisource Energy Corp.                              97,100          1,649
Veritas DGC, Inc. (AE)                             136,300          1,765
                                                               ----------
                                                                   12,240
                                                               ----------

FINANCIALS - 18.3%
Annaly Mortgage Management, Inc.                   137,000          2,785
Anworth Mortgage Asset Corp.                       143,600          1,982
BankAtlantic Bancorp, Inc. Class A                 170,600          1,749
Bedford Property Investors (o)                      55,200          1,393
Brown & Brown, Inc.                                 30,600            895
Capital Automotive REIT (o)                         75,300          1,872
Colonial BancGroup, Inc. (The)                     175,100          2,373
Commercial Federal Corp.                           100,500          2,563
Corus Bankshares, Inc.                              13,400            633
Downey Financial Corp.                              10,500            435
Federal Agricultural Mortgage Corp. Class C (AE)    22,700            636
Financial Federal Corp. (AE)                        49,300          1,509
First American Corp.                                31,200            670
First Bancorp Puerto Rico                           38,300          1,582
FirstFed Financial Corp. (AE)                       77,600          2,192
Flagstar Bancorp, Inc.                              26,700            613
Greater Bay Bancorp                                 81,700          2,059
Heritage Property Investment Trust (o)              78,700          1,947
Hilb Rogal & Hamilton Co.                           35,800          1,573
Independence Community Bank                         21,300            662
IRT Property Co. (o)                                75,300            892
Irwin Financial Corp.                               53,700            977
La Quinta Corp. (AE)                               105,000            544
Landamerica Financial Group, Inc.                   53,900          1,951
MAF Bancorp, Inc.                                   17,700            632
Metris Cos., Inc.                                   88,398            354
Netbank, Inc. (AE)                                 103,600          1,163

                                                                  MARKET
                                                  NUMBER          VALUE
                                                    OF            (000)
                                                  SHARES            $
                                                ----------     ----------
Ocwen Financial Corp. (AE)                         117,000            404
PFF Bancorp, Inc.                                   17,400            561
Provident Bankshares Corp.                         122,834          2,824
PS Business Parks, Inc. (o)                         29,700          1,040
Republic Bancorp, Inc.                              72,230            979
Sterling Bancshares, Inc.                          102,750          1,439
Thornburg Mortgage, Inc.                           142,300          2,810
UICI (AE)                                           89,700          1,588
WR Berkley Corp.                                    17,250            581
                                                               ----------
                                                                   48,862
                                                               ----------

HEALTH CARE - 12.9%
Biosite, Inc. (AE)                                  52,600          1,050
Cooper Cos., Inc.                                   48,800          2,215
DaVita, Inc. (AE)                                  167,100          3,700
Edwards Lifesciences Corp. (AE)                    154,200          3,796
Henry Schein, Inc. (AE)                             78,100          3,903
Idexx Laboratories, Inc. (AE)                       65,400          1,902
Immucor, Inc. (AE)                                  25,900            694
MedQuist, Inc. (AE)                                 20,500            554
Mid Atlantic Medical Services (AE)                 121,100          4,373
NBTY, Inc. (AE)                                    199,100          3,030
NDCHealth Corp.                                     53,600          1,095
Noven Pharmaceuticals, Inc. (AE)                    62,800            811
Pharmaceutical Product Development, Inc. (AE)      101,500          2,261
Pharmaceutical Resources, Inc. (AE)                 79,000          2,066
PSS World Medical, Inc. (AE)                       178,000          1,271
Sangstat Medical Corp. (AE)                         88,100          1,604
                                                               ----------
                                                                   34,325
                                                               ----------

INDUSTRIALS - 12.0%
AGCO Corp.                                         125,900          2,407
Airborne, Inc.                                     174,100          2,239
Apogee Enterprises, Inc.                            79,000            947
ArvinMeritor, Inc.                                  88,700          2,075
Atlantic Coast Airlines Holdings, Inc. (AE)        108,600          1,344
Ball Corp.                                          72,200          3,596
Briggs & Stratton                                   21,100            828
Engineered Support Systems, Inc.                    68,800          3,750
ESCO Technologies, Inc. (AE)                        27,400            790
Fisher Scientific International (AE)                83,900          2,413
Flir Systems, Inc. (AE)                             60,900          2,311
Flowserve Corp. (AE)                                23,000            422
General Cable Corp.                                215,000            907
Hughes Supply, Inc.                                 55,700          1,600
Intermagnetics General Corp. (AE)                   35,600            494
Kirby Corp. (AE)                                    35,200            796
Pioneer Standard Electronics                        65,100            645
Ryder System, Inc.                                 146,700          3,835
Ryland Group, Inc.                                  12,800            546
                                                               ----------
                                                                   31,945
                                                               ----------

INFORMATION TECHNOLOGY - 15.4%
Activision, Inc. (AE)                              108,900          3,035
Aeroflex, Inc. (AE)                                210,300          1,039
AnSystem, Inc. (AE)                                 72,500          1,501
Arris Group, Inc. (AE)                             149,000            575
AsiaInfo Holdings, Inc. (AE)                        78,700            360
Benchmark Electronics, Inc. (AE)                    84,300          2,141
Cognizant Technology Solutions Corp. (AE)           75,200          4,317
Electronics for Imaging (AE)                       171,000          2,570
Entegris, Inc. (AE)                                119,600          1,080
ESS Technology (AE)                                289,400          3,458
Esterline Technologies Corp. (AE)                   57,800          1,078
Fair Isaac & Co., Inc.                              22,400            794
Filenet Corp. (AE)                                  74,000          1,005
Integrated Circuit Systems, Inc. (AE)               74,200          1,323
Intersil Corp. Class A (AE)                        182,736          3,092
Keithley Instruments, Inc.                          33,000            459
Overture Services, Inc. (AE)                        39,500            800
Pericom Semiconductor Corp. (AE)                    60,500            548
Photronics, Inc. (AE)                               31,200            384
Renaissance Learning, Inc. (AE)                     40,900            692
THQ, Inc. (AE)                                     195,200          4,508
Varian Semiconductor Equipment
Associates, Inc. (AE)                              124,200          2,598

                                                                  MARKET
                                                  NUMBER          VALUE
                                                    OF            (000)
                                                  SHARES            $
                                                ----------     ----------
Websense, Inc. (AE)                                103,100          1,757
Western Digital Corp. (AE)                         342,200          1,389
Zoran Corp. (AE)                                    54,100            712
                                                               ----------
                                                                   41,215
                                                               ----------

MATERIALS - 4.4%
Airgas, Inc. (AE)                                  182,000          2,803
Cabot Microelectronics Corp. (AE)                   43,000          1,825
Consol Energy, Inc.                                 79,100          1,118
Mentor Graphics Corp. (AE)                         145,900          1,036
Precision Castparts Corp.                           85,500          1,948
Scotts Co. (The) Class A (AE)                       61,700          3,007
                                                               ----------
                                                                   11,737
                                                               ----------

TELECOMMUNICATION SERVICES - 0.2%
Metro One Telecommunications (AE)                   53,500            652
                                                               ----------

UTILITIES - 1.8%
Commonwealth Telephone Enterprises, Inc. (AE)       21,200            811
Dycom Industries, Inc. (AE)                        151,300          1,558
El Paso Electric Co. (AE)                          106,500          1,251
Northwest Natural Gas Co.                           18,100            508
UGI Corp.                                           21,500            756
                                                               ----------
                                                                    4,884
                                                               ----------

TOTAL COMMON STOCKS
(cost $281,769)                                                   261,999
                                                               ----------

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
                                                  (000)           (000)
                                                    $               $
                                                ----------     ----------
SHORT-TERM INVESTMENTS - 2.1%
Federated Investors Prime Cash
Obligation Fund                                      2,492          2,492
Short-Term Investment Co.                            3,057          3,057
                                                               ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $5,549)                                                       5,549
                                                               ----------

TOTAL INVESTMENTS - 100.2%
(identified cost $287,318)                                        267,548

OTHER ASSETS AND LIABILITIES,
NET - (0.2%)                                                         (576)
                                                               ----------

NET ASSETS - 100.0%                                               266,972
                                                               ==========

(AE) Nonincome-producing security.

(o)  Real Estate Investment Trust (REIT).

(a) Cash balances totaling $300,000 were held as collateral in connection with futures contracts purchased (sold).

                                                              UNREALIZED
                                                  NOTIONAL   APPRECIATION
                                                   AMOUNT   (DEPRECIATION)
FUTURES CONTRACTS                                  (000)         (000)
(NUMBER OF CONTRACTS)                                $             $
                                                ----------   ------------
LONG POSITIONS
Russell 2000(TM) Index (10)
expiration date 09/02                                1,955            (63)
                                                             ------------
Total Unrealized Appreciation
(Depreciation) on Open Futures
Contracts Purchased (a)                                               (63)
                                                             ============

See accompanying notes which are an integral part of the financial statements.

SSgA
SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)
AUGUST 31, 2002

ASSETS
Investments at market (including securities on loan of $56,320),(identified cost $287,318)                     $    267,548
Cash                                                                                                                    300
Receivables:
Dividends                                                                                                               154
Fund shares sold                                                                                                        433
Prepaid expenses                                                                                                         50
Short-term investments held as collateral for securities loaned, at market                                           59,755
                                                                                                               ------------
Total assets                                                                                                        328,240

LIABILITIES
Payables:
Fund shares redeemed                                                                          $      1,083
Accrued fees to affiliates                                                                             356
Other accrued expenses                                                                                  57
Daily variation margin on futures contracts                                                             17
Payable upon return of securities loaned, at market                                                 59,755
                                                                                              ------------

Total liabilities                                                                                                    61,268
                                                                                                               ------------

NET ASSETS                                                                                                     $    266,972
                                                                                                               ============
NET ASSETS CONSIST OF:
Undistributed net investment income                                                                            $         23
Accumulated net realized gain (loss)                                                                                (35,354)
Unrealized appreciation (depreciation) on:
Investments                                                                                                         (19,770)
Futures contracts                                                                                                       (63)
Shares of beneficial interest                                                                                            15
Additional paid-in capital                                                                                          322,121
                                                                                                               ------------

NET ASSETS                                                                                                     $    266,972
                                                                                                               ============

NET ASSET VALUE, offering and redemption price per share:
($266,972,344 divided by 14,500,163 shares of $.001 par value
shares of beneficial interest outstanding)                                                                     $      18.41
                                                                                                               ============

See accompanying notes which are an integral part of the financial statements.

SSgA
SMALL CAP FUND

STATEMENT OF OPERATIONS
Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Dividends                                                                                                      $      2,996
Securities Lending Income                                                                                               133
Interest                                                                                                                 52
                                                                                                               ------------

Total investment income                                                                                               3,181

EXPENSES
Advisory fees                                                                                 $      2,187
Administrative fees                                                                                    135
Custodian fees                                                                                          77
Distribution fees                                                                                      126
Transfer agent fees                                                                                     86
Professional fees                                                                                       23
Registration fees                                                                                       21
Shareholder servicing fees                                                                             464
Trustees' fees                                                                                          14
Miscellaneous                                                                                           27
                                                                                              ------------

Expenses before reductions                                                                           3,160
Expense reductions                                                                                      (2)
                                                                                              ------------

Expenses, net                                                                                                         3,158
                                                                                                               ------------

Net investment income (loss)                                                                                             23
                                                                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                         (4,837)
Futures contracts                                                                                      (93)          (4,930)
                                                                                              ------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                        (23,540)
Futures contracts                                                                                      (63)         (23,603)
                                                                                              ------------     ------------
Net realized and unrealized gain (loss)                                                                             (28,533)
                                                                                                               ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                          $    (28,510)
                                                                                                               ============

See accompanying notes which are an integral part of the financial statements.

SSgA
SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                           2002             2001
                                                                       ------------     ------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                           $         23     $        324
Net realized gain (loss)                                                     (4,930)         (12,392)
Net change in unrealized appreciation (depreciation)                        (23,603)         (33,293)
                                                                       ------------     ------------

Net increase (decrease) in net assets from operations                       (28,510)         (45,361)
                                                                       ------------     ------------

DISTRIBUTIONS
From net investment income                                                     (285)             (39)
                                                                       ------------     ------------

SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions                41,317          (59,929)
                                                                       ------------     ------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                  12,522         (105,329)

NET ASSETS
Beginning of period                                                         254,450          359,779
                                                                       ------------     ------------
End of period (including undistributed net investment income of
$23 and $285, respectively)                                            $    266,972     $    254,450
                                                                       ============     ============

See accompanying notes which are an integral part of the financial statements.

SSgA
SMALL CAP FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    FISCAL YEARS ENDED AUGUST 31,
                                                                 ------------------------------------------------------------------
                                                                    2002           2001         2000          1999           1998
                                                                 ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    19.60    $    22.69    $    17.75    $    15.96    $    22.11
                                                                 ----------    ----------    ----------    ----------    ----------
INCOME FROM OPERATIONS
Net investment income (loss)(a)                                          --           .02          (.01)          .03           .02
Net realized and unrealized gain (loss)                               (1.17)        (3.11)         4.96          1.78         (4.54)
                                                                 ----------    ----------    ----------    ----------    ----------
Total income from operations                                          (1.17)        (3.09)         4.95          1.81         (4.52)
                                                                 ----------    ----------    ----------    ----------    ----------

DISTRIBUTIONS
From net investment income                                             (.02)           --          (.01)         (.02)         (.04)
From net realized gain                                                   --            --            --            --         (1.59)
                                                                 ----------    ----------    ----------    ----------    ----------

Total distributions                                                    (.02)           --          (.01)         (.02)        (1.63)
                                                                 ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD                                   $    18.41    $    19.60    $    22.69    $    17.75    $    15.96
                                                                 ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (%)                                                      (5.95)       (13.61)        27.92         11.35        (22.32)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)                            266,972       254,450       359,779       352,013       344,630

Ratios to average net assets (%):
Operating expenses                                                     1.08          1.07          1.07          1.07          1.04
Net investment income                                                   .01           .12          (.05)          .17           .10

Portfolio turnover rate (%)                                           80.16        157.27        156.41        110.82         86.13

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

See accompanying notes which are an integral part of the financial statements.

SSgA
SMALL CAP FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Small Cap Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the last reported sales price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the last reported sales price. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had net tax basis capital loss carryovers of $3,668,749 and $31,789,942, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2007 and August 31, 2010, respectively, whichever occurs first.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in futures and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

       Cost of Investments for Tax Purposes                       $ 287,460,583
       Gross Tax Unrealized Appreciation                             23,983,181
       Gross Tax Unrealized Depreciation                            (43,896,254)
                                                                  -------------
       Net Tax Unrealized Appreciation (Depreciation)             $ (19,913,073)
                                                                  =============
       Undistributed Ordinary Income                              $      23,223
       Undistributed Long-Term Gains
       (Capital Loss Carryforward)                                $ (35,458,691)

       TAX COMPOSITION OF DISTRIBUTIONS:
       Ordinary Income                                            $     285,063
       Long-Term Capital Gains                                    $          --
       Tax Return of Capital                                      $          --

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

     DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

     The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $258,475,861 and $220,389,555, respectively.

     SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, the value of outstanding securities on loan and the value of collateral amounted to $56,319,819 and $59,755,093, respectively.

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $2,173 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $71,897, $2,247 and $305,546 by State Street, Global Markets and CitiStreet, respectively. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Global Markets, an affiliated broker dealer of State Street. The commissions paid to Global Markets were $5,135 for the period ended August 31, 2002.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

         Advisory fees                      $   169,105
         Administration fees                     22,519
         Custodian fees                          12,235
         Distribution fees                       14,948
         Shareholder servicing fees              97,971
         Transfer agent fees                     38,525
         Trustees' fees                             770
                                            -----------
                                            $   356,073
                                            ===========

     BENEFICIAL INTEREST: As of August 31, 2002, one shareholder, (who was also an affiliate of the Investment Company) was a record owner of approximately 60% of the total outstanding shares of the Fund.

5.   FUND SHARE TRANSACTIONS (amounts in thousands)

                                                       FISCAL YEARS ENDED AUGUST 31,
                                      ---------------------------------------------------------------
                                                  2002                              2001
                                      -----------------------------     -----------------------------
                                         SHARES           DOLLARS          SHARES           DOLLARS
                                      ------------     ------------     ------------     ------------
     Proceeds from shares sold              21,910     $    456,525            9,198     $    190,246
     Proceeds from reinvestment of
     distributions                              11              209                1               29
     Payments for shares redeemed          (20,401)        (415,417)         (12,078)        (250,204)
                                      ------------     ------------     ------------     ------------
     Total net increase (decrease)           1,520     $     41,317           (2,879)    $    (59,929)
                                      ============     ============     ============     ============

6.   INTERFUND LENDING PROGRAM

     The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous expenses on the Statement of Operations include $1,254 of interest expense paid under the interfund lending program.

SSgA
SMALL CAP FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.


                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
     NAME,                  WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
    ADDRESS,                  LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
      AGE                    TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson          Trustee              Appointed until    -  Vice Chairman,                        25        Trustee,
909 A Street              since 1988           successor is          Frank Russell Company;                          Frank Russell
Tacoma, WA 98402                               duly elected                                                          Investment
                                               and qualified      -  Chairman of the Board,                          Company Funds
                                                                     Frank Russell Investment                        and Russell
Age 63                                                               Management Company and                          Insurance Funds
                                                                     Frank Russell Trust Company;                    (investment
                          President and        Until successor                                                       companies)
                          Chairman of          is chosen and      -  Chairman of the Board and
                          the Board            qualified by          Chief Executive Officer, Russell
                          since 1988           the Trustees.         Fund Distributors, Inc.; and

                                                                  -  Director, Russell Insurance
                                                                     Agency, Inc., Frank Russell
                                                                     Investments (Ireland) Limited,
                                                                     Frank Russell Investment Company
                                                                     PLC; Frank Russell Investment
                                                                     Company II PLC, Frank Russell
                                                                     Investment Company III PLC,
                                                                     Frank Russell Institutional Funds
                                                                     PLC, Frank Russell Qualifying
                                                                     Investor Fund, and Frank Russell
                                                                     Investments (Cayman) Ltd.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
     NAME,                  WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
    ADDRESS,                  LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
      AGE                    TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

William L. Marshall       Trustee              Appointed until    -  Chief Executive Officer and           25        None
33 West Court Street      since 1988           successor is          President, Wm. L. Marshall
Doylestown, PA                                 duly elected          Associates, Inc., Wm. L. Marshall
18901                                          and qualified         Companies, Inc. and the
                                                                     Marshall Financial Group
Age 59                                                               (a registered investment advisor
                                                                     and provider of financial and
                                                                     related consulting services);

                                                                  -  Certified Financial Planner and
                                                                     Member, Institute of Certified
                                                                     Financial Planners; and

                                                                  -  Registered Representative for
                                                                     Securities with FSC Securities
                                                                     Corp., Atlanta, Georgia.

Steven J. Mastrovich      Trustee              Appointed until    -  September 2000 to Present,            25        None
522 5th Avenue            since 1988           successor is          Global Head of Structured Real
New York, NY                                   duly elected          Estate, J.P. Morgan Investment
10036                                          and qualified         Management

                                                                  -  January 2000 to September 2000,
Age 45                                                               Managing Director,
                                                                     HSBC Securities (USA) Inc.

                                                                  -  From 1998 to 2000, President,
                                                                     Key Global Capital, Inc.;

                                                                  -  From 1997 to 1998, Partner, Squire,
                                                                     Sanders & Dempsey (law firm);
                                                                     and

                                                                  -  From 1994 to 1997, Partner,
                                                                     Brown, Rudnick, Freed & Gesmer
                                                                     (law firm).

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley          Trustee              Appointed until    -  Partner, Riley, Burke & Donahue,      25        Director -
One Corporate Place       since 1988           successor is          L.L.P. (law firm).                              SSgA Cash
55 Ferncroft Road                              duly elected                                                          Management
Danvers, MA 01923                              and qualified                                                         Fund PLC,
                                                                                                                     State Street
Age 53                                                                                                               Global Advisors
                                                                                                                     Ireland, Ltd.

Richard D. Shirk          Trustee              Appointed until    -  1996 to May 2002, Chairman,           25        None
1180 Brookgate Way        since 1988           successor is          Cerulean Companies, Inc.
N.E.                                           duly elected          (Retired);
Atlanta, GA 30319                              and qualified
                                                                  -  1996 to March 2001, President and
                                                                     CEO, Cerulean Companies, Inc.;
Age 56
                                                                  -  1992 to March 2001, President
                                                                     and Chief Executive Officer, Blue
                                                                     Cross/Blue Shield of Georgia;

                                                                  -  1993 to November 2001, Chairman
                                                                     and Board Member, Georgia Caring
                                                                     for Children Foundation (private
                                                                     foundation); and

                                                                  -  1998 to Present, Board Member,
                                                                     Healthcare Georgia Foundation
                                                                     (private foundation)

Bruce D. Taber            Trustee              Appointed until    -  Consultant, Computer Simulation,      25        Director -
26 Round Top Road         since 1991           successor is          General Electric Industrial Control             SSgA Cash
Boxford, MA 01921                              duly elected          Systems.                                        Management
                                               and qualified                                                         Fund PLC,
Age 59                                                                                                               State Street
                                                                                                                     Global Advisors
                                                                                                                     Ireland, Ltd.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
     NAME,                  WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
    ADDRESS,                  LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
      AGE                    TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd             Trustee              Appointed until    -  Chairman, President and CEO,          25        Director -
150 Domorah Drive         since 1988           successor is          A.M. Todd Group, Inc.; and                      SSgA Cash
Montgomeryville,                               duly elected                                                          Management
PA 18936                                       and qualified      -  President and CEO, Zink & Triest                Fund PLC,
                                                                     Co., Inc. (dealer in vanilla flavor             State Street
Age 55                                                               materials).                                     Global Advisors
                                                                                                                     Ireland, Ltd.


                          POSITION(S) HELD
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)
ADDRESS,                      LENGTH OF             OF                        DURING THE
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         Vice President       Until successor    -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street              and Secretary        is chosen and         Frank Russell Company
Tacoma, WA 98402          since 1994           qualified by
                                               Trustees           -  Assistant Secretary and Associate General Counsel, Frank
Age 45                                                               Russell Investment Management Company, Frank Russell Capital
                                                                     Inc. and Frank Russell Investments (Delaware), Inc.;

                                                                  -  Assistant Secretary and Associate General Counsel,
                                                                     Russell Fund Distributors, Inc.

                                                                  -  Director, Secretary and Associate General Counsel,
                                                                     Frank Russell Securities, Inc.;

                                                                  -  Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson           Treasurer and        Until successor    -  Director - Funds Administration, Frank Russell Investment
909 A Street              Chief                is chosen and         Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402          Accounting           qualified by
                          Officer              Trustees           -  Treasurer and Chief Accounting Officer, Frank Russell
Age 38                    since 2000                                 Investment Company and Russell Insurance Funds.

SSgA SMALL CAP FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327


DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

US TREASURY MONEY MARKET FUND

AUGUST 31, 2002

                                 SSgA(R) FUNDS

                         US TREASURY MONEY MARKET FUND

                                  ANNUAL REPORT
                                 AUGUST 31, 2002

                                Table of Contents

                                                                    Page

Chairman's Letter                                                      3

Portfolio Management Discussion and Analysis                           4

Report of Independent Accountants                                      6

Financial Statements                                                   7

Financial Highlights                                                  12

Notes to Financial Statements                                         13

Disclosure of Information About Fund Trustees                         17

Fund Management and Service Providers                                 21

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA US TREASURY MONEY MARKET FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA US Treasury Money Market Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                  /s/ Agustin J. Fleites

Timothy B. Harbert                      Agustin J. Fleites
State Street Global Advisors            SSgA Funds Management, Inc.
Chairman and Chief Executive Officer    President

SSgA US TREASURY MONEY MARKET FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize current income while preserving capital and liquidity.

INVESTS IN: US Treasury notes and bills, and repurchase agreements backed by those securities.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different money market investments, which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

DATES          US TREASURY MONEY        SALOMON BROTHERS
                   MARKET FUND        3-MONTH T-BILL INDEX
    *              $ 10,000                $ 10,000
 1994              $ 10,251                $ 10,277
 1995              $ 10,813                $ 10,851
 1996              $ 11,399                $ 11,431
 1997              $ 12,010                $ 12,031
 1998              $ 12,675                $ 12,659
 1999              $ 13,288                $ 13,248
 2000              $ 14,039                $ 13,978
 2001              $ 14,768                $ 14,713
 2002              $ 15,038                $ 15,025
Total              $124,281                $124,213

PERFORMANCE REVIEW

The SSgA US Treasury Money Market Fund had a one-year total return of 1.83% for the fiscal year ended August 31, 2002. This is compared to a return of 2.12% for the same period for the benchmark, the Salomon Smith Barney 3-Month Treasury Bill Index. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well known representation of money market rates. The Fund's performance includes operating expenses of 20 basis points, whereas Index returns do not include expenses of any kind.

MARKET AND PORTFOLIO HIGHLIGHTS

The US economic outlook had been trending downward during the third calendar quarter of 2001, with some economists believing that the US economy had entered the beginning stages of a recession. Then the attacks on the World Trade Center and the Pentagon occurred on September 11, 2001. The attacks had a profoundly negative effect on the US and the US economy. Corporations announced large future layoffs, adding

SSgA US TREASURY MONEY MARKET FUND

 PERIOD ENDED             GROWTH OF        TOTAL
   08/31/02                $10,000         RETURN
----------------        -------------    -----------
1 Year                  $     10,183        1.83%
5 Years                 $     12,521        4.60%+
Inception               $     15,038        4.77%+

SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX

 PERIOD ENDED             GROWTH OF        TOTAL
   08/31/02                $10,000         RETURN
----------------        -------------    -----------
1 Year                  $     10,212        2.12%
5 Years                 $     12,489        4.55%+
Inception               $     15,025        4.81%+

SEE RELATED NOTES ON FOLLOWING PAGE.

further unease. As expected, consumer confidence took a sharp downturn in September. The Federal Reserve (the Fed) cut the Federal Funds rate by 50 basis points on September 17, 2001, attempting to calm the fragile markets. It vowed to keep the banking system fluid and provided a large amount of liquidity to the system to provide market stability. At the October 2, 2001 and November 6, 2001 Federal Open Market Committee (FOMC) meetings, the Fed again reduced rates, in each instance by another 50 basis points. The November rate cut was the 10th cut for the year and brought the Fed Funds rate to 2%, the lowest in 40 years. Policymakers decided that the rate cuts were necessary to encourage businesses and consumers to keep spending. With unemployment rising to a five-year high and consumer confidence falling to a 7 1/2 year low, central bankers warned that the economy faced a risk of continued weakness and suggested further reductions. The Fed cut the funds rate by an additional 25 basis points on December 11, 2001, the 11th reduction for the year, and signaled that more cuts were possible as the economy tried to climb out of the recession.

The calendar year 2002 began with the Fed leaving rates unchanged for the first time in a year, as it said the economy was beginning to recover from the recession. Conflicting economic indicator data was released during the month of February. Payrolls fell less than expected, but consumer confidence was lower than expected according to surveys of economists by Bloomberg. The consumer confidence decline showed that consumers were reacting to reports of corporate accounting scandals. At the March 19th FOMC meeting, the Fed left rates unchanged and shifted to a neutral risk assessment. By April the combination of tensions in the Middle East, earnings worries, equity prices and mild economic indicator data were all cited as reasons to doubt whether the Fed would raise rates in the near future. As expected, at the May 7th meeting, the Fed kept rates and the neutral risk assessment unchanged. During the month of May, the Producer Price Index (PPI) unexpectedly fell 0.2%, jobless claims remained at above 400,000 for the 5th week in a row, but US consumer confidence continued to rise from its November 2001 lows. At the June 26th FOMC meeting, the Fed left rates unchanged and indicated that it was uncertain of the recovery's strength. By the end of the 4th fiscal quarter, the bias was tilted towards economic weakness and the market was looking for the Fed to again lower rates by the end of 2002.

In the days following the September 11th attacks, the Manager's main concern was to provide liquidity. There was little supply and much demand for short-term securities. The Manager immediately extended the average days to maturity of the Fund as expectations of future interest rate eases created an inverted yield curve. However, throughout the first fiscal quarter, the Manager also purchased securities in the one-month range in order to maintain sufficient liquidity. In January 2002, the Manager took advantage of additional backup in interest rates and extended the average maturity of the Fund again. By the beginning of the third fiscal quarter, the perception in the marketplace was that the Fed would have to raise rates aggressively. The Manager realized the value in extending the average maturity of the Fund and bought one-year securities. By the end of the 4th quarter, the economy had lost momentum and the market demonstrated greater concern about economic weakness.

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The Fund commenced operations on December 1, 1993. Index comparison also began on December 1, 1993.

** The Salomon Smith Barney 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

+    Annualized.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA US Treasury Money Market Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2002

                           /s/ PricewaterhouseCoopers LLP

SSgA
US TREASURY MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                                AUGUST 31, 2002

                                                                       PRINCIPAL
                                                                         AMOUNT                     DATE     VALUE
                                                                         (000)          RATE         OF      (000)
                                                                           $              %       MATURITY     $
                                                                       ----------      -------    --------  -------
UNITED STATES GOVERNMENT - 53.1%

United States Treasury Bills                                              50,000         1.800    09/19/02   49,955
United States Treasury Bills                                             100,000         2.000    10/03/02   99,822
United States Treasury Bills                                              50,000         2.015    10/03/02   49,910
United States Treasury Bills                                              50,000         1.890    10/17/02   49,879
United States Treasury Bills                                              25,000         1.805    10/24/02   24,934
United States Treasury Bills                                              50,000         1.840    10/31/02   49,847
United States Treasury Bills                                              50,000         1.855    10/31/02   49,845
United States Treasury Bills                                              25,000         1.805    11/29/02   24,888
United States Treasury Bills                                              25,000         1.825    12/05/02   24,880
United States Treasury Bills                                              50,000         1.840    12/05/02   49,757
United States Treasury Bills                                              75,000         1.690    12/26/02   74,592
United States Treasury Bills                                              25,000         1.540    02/13/03   24,824
United States Treasury Bills                                             100,000         1.580    02/13/03   99,276
                                                                                                            -------
TOTAL UNITED STATES GOVERNMENT (amortized cost $672,409)                                                    672,409
                                                                                                            -------
TOTAL INVESTMENTS - 53.1% (amortized cost $672,409)                                                         672,409
                                                                                                            -------
REPURCHASE AGREEMENTS - 47.0%

Agreement with Deutsche Bank and J.P. Morgan Chase & Co. (Tri-Party) of $250,000
acquired on August 30, 2002 at 1.830% to be repurchased at $250,025 on September 3, 2002, collateralized by:
$273,784 U.S. Treasury Obligations, valued at $255,000                                                      250,000

Agreement with UBS Warburg of $250,000
acquired on August 30, 2002 at 1.830% to be repurchased at $250,025 on September 3, 2002, collateralized by:
$234,446 U.S. Treasury Obligations, valued at $254,997                                                      250,000

Agreement with Credit Suisse First Boston and J.P. Morgan Chase & Co.
(Tri-Party) of $50,000
acquired on August 30, 2002 at 1.830% to be repurchased at $50,005 on September 3, 2002, collateralized by:
$38,510 U.S. Treasury Obligations, valued at $51,005                                                        50,000

Agreement with Deutsche Bank of $44,899
acquired on August 30, 2002 at 1.730% to be repurchased at $44,903 on September 3, 2002, collateralized by:
$43,726 U.S. Treasury Obligations, valued at $45,800                                                         44,899
                                                                                                            -------
TOTAL REPURCHASE AGREEMENTS (identified cost $594,899)                                                      594,899
                                                                                                            -------

                                                                                               VALUE
                                                                                               (000)
                                                                                                 $
                                                                                           ---------------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 100.1% (cost $1,267,308)#                        1,267,308

OTHER ASSETS AND LIABILITIES, NET - (0.1%)                                                        (1,838)
                                                                                           ---------------
                                                                                               1,265,470
                                                                                           ===============
NET ASSETS - 100.0%

(#) The identified cost for federal income tax purposes is the same as shown above.

See accompanying notes which are an integral part of the financial statements.

SSgA
US TREASURY MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                 AUGUST 31, 2002

ASSETS
Investments at amortized cost which approximates market                                         $     672,409
Repurchase agreements (identified cost $594,899)                                                      594,899
Interest receivable                                                                                        60
Prepaid expenses                                                                                          119
                                                                                                -------------
Total assets                                                                                        1,267,487

LIABILITIES
Payables:
Dividends                                                                        $     1,694
Accrued fees to affiliates                                                               308
Other accrued expenses                                                                    15
                                                                                 -----------
Total liabilities                                                                                       2,017
                                                                                                -------------
NET ASSETS                                                                                      $   1,265,470
                                                                                                =============
NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                                            $           1
Shares of beneficial interest                                                                           1,265
Additional paid-in capital                                                                          1,264,204
                                                                                                -------------
NET ASSETS                                                                                      $   1,265,470
                                                                                                =============
NET ASSET VALUE, offering and redemption price per share:
($1,265,470,252 divided by 1,265,480,652 shares of $.001 par value
shares of beneficial interest outstanding)                                                      $        1.00
                                                                                                =============

See accompanying notes which are an integral part of the financial statements.

SSgA
US TREASURY MONEY MARKET FUND

STATEMENT OF OPERATIONS
Amounts in thousands                  FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Interest                                                                                              $     26,164

EXPENSES
Advisory fees                                                                         $     3,192
Administrative fees                                                                           396
Custodian fees                                                                                286
Distribution fees                                                                             222
Transfer agent fees                                                                            53
Professional fees                                                                              25
Registration fees                                                                              17
Shareholder servicing fees                                                                    319
Trustees' fees                                                                                 28
Miscellaneous                                                                                  45
                                                                                      ------------
Expenses before reductions                                                                  4,583
Expense reductions                                                                         (2,029)
                                                                                      ------------
Expenses, net                                                                                                2,554
                                                                                                      ------------
Net investment income                                                                                       23,610
                                                                                                      ------------
NET REALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                                         (5)
                                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                  $    23,605
                                                                                                      ============

See accompanying notes which are an integral part of the financial statements.

SSgA
US TREASURY MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                      FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                    2002             2001
                                                                ------------      -----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income                                           $     23,610      $    64,954
Net realized gain (loss)                                                  (5)               6
                                                                ------------      -----------
Net increase (decrease) in net assets from operations                 23,605           64,960
                                                                ------------      -----------
DISTRIBUTIONS
From net investment income                                           (23,610)         (64,954)
                                                                ------------      -----------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions       (579,589)         751,145
                                                                ------------      -----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                         (579,594)         751,151


NET ASSETS
Beginning of period                                                1,845,064        1,093,913
                                                                ------------      -----------
End of period                                                   $  1,265,470      $ 1,845,064
                                                                ============      ===========

See accompanying notes which are an integral part of the financial statements.

SSgA
US TREASURY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     FISCAL YEARS ENDED AUGUST 31,
                                             ----------------------------------------------------------------------------
                                                 2002            2001           2000             1999            1998
                                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                             ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS
Net investment income                               .0181           .0508           .0551           .0473           .0540
                                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
From net investment income                         (.0181)         (.0508)         (.0551)         (.0473)         (.0540)
                                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD               $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                             ============    ============    ============    ============    ============
TOTAL RETURN (%)                                     1.83            5.20            5.65            4.84            5.53

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)        1,265,470       1,845,064       1,093,913       1,115,614       1,000,367

Ratios to average net assets (%):
Operating expenses, net (a)                           .20             .20             .20             .20             .20
Operating expenses, gross (a)                         .36             .37             .38             .39             .39
Net investment income                                1.85            5.09            5.51            4.73            5.40

(a)  See Note 4 for current period amounts

See accompanying notes which are an integral part of the financial statements.

SSgA
US TREASURY MONEY MARKET FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 2002

1.  ORGANIZATION

    The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA US Treasury Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION: The Fund is currently utilizing the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

    SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

    INVESTMENT INCOME: Interest income is recorded daily on the accrual basis.

    FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each funds' shareholders without regard to the income and capital gains (or losses) of the other funds.

    It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

    EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

    REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. SSgA Funds Management, Inc. (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3.  SECURITIES TRANSACTIONS

    INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases, sales and maturities of US Government and Agency obligations, excluding repurchase agreements aggregated to $2,935,684,934, $503,613,669 and $2,195,000,000, respectively.

4.  RELATED PARTIES

    ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Adviser has contractually agreed to waive .15% of its .25% Advisory fee. The Adviser also contractually agreed to reimburse the Fund for all expenses in excess of .20% of its average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the period ended August 31, 2002, were $1,915,301 and $0, respectively. As of August 31, 2002, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

    In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $113,776 under these arrangements.

    ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management.

    For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

    DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

    The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

    The Fund has Shareholder Service Agreements with State Street. For these services, the Fund pays a maximum of .025% to State Street, based upon the average daily value of all Fund shares held. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $319,217 by State Street.

    The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

    BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

    ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

      Advisory fees                $  172,616
      Administration fees              36,467
      Custodian fees                   57,446
      Distribution fees                 6,779
      Shareholder servicing fees       26,290
      Transfer agent fees               5,085
      Trustees' fees                    3,073
                                   ----------
                                   $  307,756
                                   ==========

    BENEFICIAL INTEREST: As of August 31, 2002, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 45% and 45%, respectively, of the total outstanding shares of the Fund.

5.  FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                        (AMOUNTS IN THOUSANDS)
                                    FISCAL YEARS ENDED AUGUST 31,
                                    -----------------------------
                                        2002             2001
                                    ------------    ------------
    Proceeds from shares sold       $ 10,479,815    $  9,397,870
    Proceeds from reinvestment of
      distributions                       11,221          23,603
    Payments for shares redeemed     (11,070,625)     (8,670,328)
                                    ------------    ------------
    Total net increase (decrease)   $   (579,589)   $    751,145
                                    ============    ============

SSgA
US TREASURY MONEY MARKET FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES
                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                              NO. OF
                       POSITION(S) HELD                                                     PORTFOLIOS
     NAME,              WITH FUND AND       TERM           PRINCIPAL OCCUPATION(S)          IN COMPLEX                  OTHER
    ADDRESS,              LENGTH OF          OF                DURING THE                    OVERSEEN               DIRECTORSHIPS
      AGE                TIME SERVED       OFFICE             PAST 5 YEARS                  BY TRUSTEE             HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee          Appointed until   -   Vice Chairman,                     25                Trustee,
909 A Street           Since 1988       successor is          Frank Russell Company;                               Frank Russell
Tacoma, WA 98402                        duly elected                                                               Investment
                                        and qualified     -   Chairman of the Board,                               Company Funds
                                                              Frank Russell Investment                             and Russell
Age 63                                                        Management Company and                               Insurance Funds
                                                              Frank Russell Trust Company;                         (investment
                       President and    Until successor                                                            companies)
                       Chairman of      is chosen and     -   Chairman of the Board and
                       the Board        qualified by          Chief Executive Officer, Russell
                       since 1988       the Trustees.         Fund Distributors, Inc.; and

                                                          -   Director, Russell Insurance
                                                              Agency, Inc., Frank Russell
                                                              Investments (Ireland) Limited,
                                                              Frank Russell Investment Company
                                                              PLC; Frank Russell Investment
                                                              Company II PLC, Frank Russell
                                                              Investment Company III PLC,
                                                              Frank Russell Institutional Funds
                                                              PLC, Frank Russell Qualifying
                                                              Investor Fund, and Frank Russell
                                                              Investments (Cayman) Ltd.

                                                                                                   NO. OF
                       POSITION(S) HELD                                                          PORTFOLIOS
     NAME,              WITH FUND AND       TERM               PRINCIPAL OCCUPATION(S)           IN COMPLEX             OTHER
    ADDRESS,              LENGTH OF          OF                     DURING THE                    OVERSEEN          DIRECTORSHIPS
      AGE                TIME SERVED       OFFICE                  PAST 5 YEARS                  BY TRUSTEE        HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall    Trustee          Appointed until   -   Chief Executive Officer and           25              None
33 West Court Street   since 1988       successor is          President, Wm. L. Marshall
Doylestown, PA                          duly elected          Associates, Inc., Wm. L. Marshall
18901                                   and qualified         Companies, Inc. and the
                                                              Marshall Financial Group
Age 59                                                        (a registered investment advisor
                                                              and provider of financial and
                                                              related consulting services);

                                                          -   Certified Financial Planner and
                                                              Member, Institute of Certified
                                                              Financial Planners; and

                                                          -   Registered Representative for
                                                              Securities with FSC Securities
                                                              Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee          Appointed until   -   September 2000 to Present,            25              None
522 5th Avenue         since 1988       successor is          Global Head of Structured Real
New York, NY                            duly elected          Estate, J.P. Morgan Investment
10036                                   and qualified         Management

Age 45                                                    -   January 2000 to September 2000,
                                                              Managing Director,
                                                              HSBC Securities (USA) Inc.

                                                          -   From 1998 to 2000, President,
                                                              Key Global Capital, Inc.;

                                                          -   From 1997 to 1998, Partner, Squire,
                                                              Sanders & Dempsey (law firm);
                                                              and

                                                          -   From 1994 to 1997, Partner,
                                                              Brown, Rudnick, Freed & Gesmer
                                                              (law firm).


                                                                                                     NO. OF
                       POSITION(S) HELD                                                            PORTFOLIOS
     NAME,              WITH FUND AND       TERM              PRINCIPAL OCCUPATION(S)              IN COMPLEX           OTHER
    ADDRESS,              LENGTH OF          OF                     DURING THE                      OVERSEEN        DIRECTORSHIPS
      AGE                TIME SERVED       OFFICE                  PAST 5 YEARS                    BY TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley       Trustee           Appointed until   -   Partner, Riley, Burke & Donahue,        25           Director -
One Corporate Place    since 1988        successor is          L.L.P. (law firm).                                   SSgA Cash
55 Ferncroft Road                        duly elected                                                               Management
Danvers, MA 01923                        and qualified                                                              Fund PLC,
                                                                                                                    State Street
Age 53                                                                                                              Global Advisors
                                                                                                                    Ireland, Ltd.

Richard D. Shirk       Trustee           Appointed until   -   1996 to May 2002, Chairman,             25           None
1180 Brookgate Way     since 1988        successor is          Cerulean Companies, Inc.
N.E.                                     duly elected          (Retired);
Atlanta, GA 30319                        and qualified
                                                           -   1996 to March 2001, President and
                                                               CEO, Cerulean Companies, Inc.;
Age 56
                                                           -   1992 to March 2001, President
                                                               and Chief Executive Officer, Blue
                                                               Cross/Blue Shield of Georgia;

                                                           -   1993 to November 2001, Chairman
                                                               and Board Member, Georgia Caring
                                                               for Children Foundation (private
                                                               foundation); and

                                                           -   1998 to Present, Board Member,
                                                               Healthcare Georgia Foundation
                                                               (private foundation)

Bruce D. Taber         Trustee           Appointed until   -   Consultant, Computer Simulation,        25           Director -
26 Round Top Road      since 1991        successor is          General Electric Industrial Control                  SSgA Cash
Boxford, MA 01921                        duly elected          Systems.                                             Management
                                         and qualified                                                              Fund PLC,
Age 59                                                                                                              State Street
                                                                                                                    Global Advisors
                                                                                                                    Ireland, Ltd.

                                                                                                     NO. OF
                       POSITION(S) HELD                                                            PORTFOLIOS
     NAME,              WITH FUND AND       TERM              PRINCIPAL OCCUPATION(S)              IN COMPLEX           OTHER
    ADDRESS,              LENGTH OF          OF                     DURING THE                      OVERSEEN        DIRECTORSHIPS
      AGE                TIME SERVED       OFFICE                  PAST 5 YEARS                    BY TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd          Trustee           Appointed until   -   Chairman, President and CEO,            25           Director -
150 Domorah Drive      since 1988        successor is          A.M. Todd Group, Inc.; and                           SSgA Cash
Montgomeryville,                         duly elected                                                               Management
PA 18936                                 and qualified     -   President and CEO, Zink & Triest                     Fund PLC,
                                                               Co., Inc. (dealer in vanilla flavor                  State Street
                                                               materials).                                          Global Advisors
Age 55                                                                                                              Ireland, Ltd.


                       POSITION(S) HELD
     NAME,              WITH FUND AND       TERM                                       PRINCIPAL OCCUPATION(S)
    ADDRESS,              LENGTH OF          OF                                               DURING THE
      AGE                TIME SERVED       OFFICE                                            PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold      Vice President    Until successor   -   Director, Global Regulatory Policy and Assistant Secretary,
909 A Street           and Secretary     is chosen and         Frank Russell Company
Tacoma, WA 98402       since 1994        qualified by
                                         Trustees          -   Assistant Secretary and Associate General Counsel, Frank Russell
Age 45                                                         Investment Management Company, Frank Russell Capital Inc. and
                                                               Frank Russell Investments (Delaware), Inc.;

                                                           -   Assistant Secretary and Associate General Counsel,
                                                               Russell Fund Distributors, Inc.

                                                           -   Director, Secretary and Associate General Counsel,
                                                               Frank Russell Securities, Inc.;

                                                           -   Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson        Treasurer and     Until successor   -   Director - Funds Administration, Frank Russell Investment
909 A Street           Chief             is chosen and         Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402       Accounting        qualified by
                       Officer           Trustees          -   Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                 since 2000                              Company and Russell Insurance Funds.

SSgA US TREASURY MONEY MARKET FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets,
   LLC One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA FUNDS(R) LOGO]

ANNUAL REPORT

YIELD PLUS FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                                 YIELD PLUS FUND

                                  Annual Report
                                 August 31, 2002

                                Table of Contents

                                                                       Page

Chairman's Letter                                                         3

Portfolio Management Discussion and Analysis                              4

Report of Independent Accountants                                         6

Financial Statements                                                      7

Financial Highlights                                                     12

Notes to Financial Statements                                            13

Disclosure of Information About Fund Trustees                            18

Fund Management and Service Providers                                    22

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA YIELD PLUS FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Yield Plus Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,


/s/Timothy B. Harbert                    /s/Agustin J. Fleites

Timothy B. Harbert                       Agustin J. Fleites
State Street Global Advisors             SSgA Funds Management, Inc.
Chairman and Chief Executive Officer     President

SSgA YIELD PLUS FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize current income; preservation of capital and liquidity.

INVESTS IN: High quality, investment grade debt instruments including: US Government Treasury and agency notes, corporate bonds, asset-backed securities, mortgage-backed securities, and high quality money market instruments maintaining a duration of one year or less.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply and demand imbalances in the market.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                                JP MORGAN
DATES      YIELD PLUS FUND     3-MONTH LIBOR##
    *         $10,000             $ 10,000
 1993         $10,285             $ 10,281
 1994         $10,660             $ 10,681
 1995         $11,301             $ 11,321
 1996         $11,948             $ 11,958
 1997         $12,626             $ 12,634
 1998         $13,308             $ 13,358
 1999         $13,929             $ 14,050
 2000         $14,803             $ 14,933
 2001         $15,672             $ 15,733
 2002         $15,953             $ 16,067
Total        $140,485             $141,016

PERFORMANCE REVIEW

The SSgA Yield Plus Fund gained 1.80%, 32 basis points under the JP Morgan 3-Month LIBOR Index return of 2.12%. The Fund's performance includes operating expenses of 53 basis points, whereas Index, returns do not include expenses of any kind. Also, the Index, which does not hold actual securities, is reflective of changes in interest rates only and does not take into account changes in credit spreads. Therefore, as corporate and asset-backed spreads widened and security prices declined, this had a negative effect on the Fund's return versus the Index.

MARKET AND PORTFOLIO HIGHLIGHTS

The economic outlook had been trending downward during the third calendar quarter of 2001. Then the terrorist attacks occurred on September 11, 2001. The attacks had a profoundly negative effect on the US and the US economy. Corporations announced large future layoffs, adding further unease. As expected, consumer confidence took a sharp downturn in September. The Federal Reserve Board cut the Federal Funds rate by 50 basis points on September 17, 2001, attempting to

SSgA YIELD PLUS FUND

PERIOD ENDED                       GROWTH OF        TOTAL
08/31/02                           $10,000          RETURN
---------------                    -------          ------
1 Year                             $10,180          1.80%
5 Years                            $12,635          4.79%+
Inception                          $15,953          4.88%+


JP MORGAN 3-MONTH LIBOR ##

PERIOD ENDED                       GROWTH OF       TOTAL
08/31/02                           $10,000         RETURN
---------------                    -------          ------
1 Year                             $10,212         2.12%
5 Years                            $12,717         4.93%+
Inception                          $16,067         4.94%+

SEE RELATED NOTES ON FOLLOWING PAGE.

calm the fragile markets. At the October 2, 2001 and November 6, 2001 Federal Open Market Committee (FOMC) meetings, the Fed again reduced rates, in each instance by another 50 basis points. The November rate cut was the 10th cut for the year and brought the Fed Funds rate to 2%, the lowest in 40 years. With unemployment rising to a five-year high and consumer confidence falling to a 7 1/2 year low, central bankers warned that the economy faced a risk of continued weakness and suggested further reductions. The Fed cut the funds rate by an additional 25 basis points on December 11, 2001, the 11th reduction for the year, and signaled that more cuts were possible as the economy tried to climb out of the recession.

The calendar year 2002 began with the Fed leaving rates unchanged for the first time in a year, as it said the economy was beginning to recover from the recession. Conflicting economic indicator data was released during the month of February. Payrolls fell less than expected, but consumer confidence was lower than expected according to surveys of economists by Bloomberg. The consumer confidence decline showed that consumers were reacting to reports of corporate accounting scandals. At the March 19th FOMC meeting, the Fed left rates unchanged. By April the combination of tensions in the Middle East, earnings worries, equity prices and mild economic indicator data were all cited as reasons to doubt whether the Fed would raise rates in the near future. As expected, at the May 7th meeting, the Fed kept rates and the neutral risk assessment unchanged. During the month of May, the Producer Price Index (PPI) unexpectedly fell to 0.2%, jobless claims remained at above 400,000 for the 5th week in a row, and US consumer confidence continued to rise from its November 2001 lows. At the June 26th FOMC meeting, the Fed left rates unchanged and indicated that it was uncertain of the recovery's strength. By the end of the 4th fiscal quarter, the bias was tilted towards economic weakness and the market was looking for the Fed to again lower rates by the end of 2002.

During the first half of the fiscal year, the Fund benefited from the carry-over effect offered by the floating rate notes held in the portfolio. The notes, with either a one-month or three-month interest rate reset date, held a higher rate for a longer period of time versus other short duration fixed assets as the Fed continued to lower interest rates. The percentage of floating rate securities held by the Fund remained high, between 75% and 80%, throughout the fiscal period. In January 2002, Management enacted a policy to control risk in the Fund. This policy led to a reduction in all issues rated `A' or below and these issues were not to exceed 1% of the Fund's holdings. The Fund was rebalanced during January to accommodate this policy and this was timely as the prices on corporate issues declined due to fears of a lack of accounting disclosure. Fund holdings in Tyco International (rated BBB), had been reduced prior to year end, but still constituted 1.7% of the portfolio on February 28th. Since the market for this security was very depressed, a decision was made by Management to not sell the 0.7%. The performance of the portfolio's Tyco International holding caused the price of the Fund to decline by 2 cents during the month of February and underperform the LIBOR indices during the quarter. The cash generated from security sales during the Fund's January rebalancing was deployed into the AAA asset-backed sector, considered a safe haven from credit downgrades. Fund assets invested in this sector increased from 59.7% at the end of February to 76% at August 31, 2002, by which time, even asset-backed securities' prices had declined in sympathy with corporate issues.

TOP TEN ISSUERS
(AS A PERCENT OF TOTAL INVESTMENTS)                     AUGUST 31, 2002
Morgan Stanley                                                 5.0%
Nelnet Student Loan Trust                                      4.9
SLM Student Loan Trust                                         4.9
Superior Wholesale Inventory Financing Trust                   4.7
SMS Student Loan Trust                                         4.6
MBNA Master Credit Card Trust USA                              4.6
Capital Auto Receivables Asset Trust                           4.6
Target Credit Card Master Trust                                4.5
Citibank Credit Card Issuance Trust                            4.2
Wells Fargo & Co.                                              4.2

                                   ----------

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The Fund commenced operations on November 9, 1992. Index comparisons began November 1, 1992.

## The London Interbank offered rate (LIBOR) is the interest rate offered by a specific group of London Interbanks for US dollar deposits of a stated maturity.

+  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Yield Plus Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                  /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2002

SSgA
YIELD PLUS FUND

STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                                 (000)               (000)
                                                   $                   $
                                               ---------             ------
LONG-TERM INVESTMENTS - 95.9%
ASSET-BACKED SECURITIES - 57.0%
American Express Credit Account
Master Trust
Series 2000-2 Class A
1.945% due 09/17/07 (E)                            8,000               8,015

Capital Auto Receivables Asset
Trust
Series 2002-1 Class A3
1.860% due 07/15/05 (E)                            6,000               6,000
Series 2002-3 Class A4
1.890% due 02/17/09 (E)                            6,000               6,007

Chase Credit Card Master Trust
Series 2000-1 Class A
1.950% due 06/15/07 (E)                            5,000               5,011

Citibank Credit Card Issuance Trust
Series 2001-A2 Class A2
1.890% due 02/07/08 (E)                            9,000               9,005
Series 2001-B2 Class B2
2.360% due 12/10/08 (E)                            2,000               2,009

EQCC Trust
Series 2002-1 Class 2A
2.110% due 11/25/31 (E)                            8,160               8,160

First USA Credit Card Master Trust
Series 1997-7 Class A
1.888% due 05/17/07 (E)                            4,500               4,501

Ford Credit Auto Owner Trust
Series 2000-F Class A1
1.920% due 08/15/03 (E)                            5,000               5,001

Honda Auto Receivables Owner Trust
Series 2002-1 Class A2
2.550% due 04/15/04                                2,500               2,508

MBNA Master Credit Card Trust USA
Series 1999-H Class A
2.070% due 09/15/06 (E)                           10,000              10,022
Series 2000-G Class A
1.990% due 12/17/07 (E)                            2,000               2,002

National City Credit Card
Master Trust
Series 2002-1 Class A
1.920% due 01/15/09 (E)                            5,000               5,002

Nelnet Student Loan Trust
Series 2002-1 Class A2
2.094% due 05/25/27 (E)                           13,000              12,995

Providian Master Trust
Series 1997-2 Class A
1.890% due 05/15/08 (E)                            5,000               5,003
Series 2000-2 Class A
1.950% due 04/15/09 (E)                            5,000               5,001

SLM Student Loan Trust
Series 2002-4 Class A4
2.000% due 03/15/17 (E)                            8,000               7,980
Series 2002-4 Class B
2.220% due 12/15/23 (E)                            5,000               4,969

SMS Student Loan Trust
Series 1999-B Class A2
2.068% due 04/30/29 (E)                           12,000              12,075

Superior Wholesale Inventory
Financing Trust
Series 2000-A Class A
1.990% due 04/15/07 (E)                           12,500              12,502

Target Credit Card Master Trust
Series 2002-1 Class A
1.985% due 06/27/11 (E)                           12,000              11,974

World Financial Network Credit
Card Master Trust
Series 2001-A Class A
2.020% due 06/16/08 (E)                            5,000               4,999
                                                                     -------
                                                                     150,741
                                                                     -------
CORPORATE BONDS AND NOTES - 17.8%

Bank One NA Illinois
Series BKNT
1.930% due 04/28/03 (E)                            4,000               4,002

                                               PRINCIPAL             MARKET
                                                AMOUNT               VALUE
                                                (000)                (000)
                                                  $                    $
                                               ---------             ------
General Motors Acceptance Corp.
5.800% due 03/12/03                              2,000               2,018

Household Finance Corp.
7.000% due 08/01/03                              2,000               2,047

JP Morgan Chase & Co.
Series MTNC
5.690% due 02/10/04                              3,735               3,891

Merrill Lynch & Co., Inc.
Series MTNB
1.998% due 01/27/03 (E)                          5,000               5,002

Morgan Stanley
7.125% due 01/15/03                              4,000               4,074
Series MTNC
2.040% due 04/07/03 (E)                          9,000               9,011

Salomon Smith Barney Holdings, Inc.
1.953% due 01/28/04 (E)                          4,000               4,001

US Bancorp/First Bank
Series MTNL
2.053% due 02/03/03 (E)                          2,000               2,001

Wells Fargo
Series MTNC
1.925% due 03/31/03 (E)                         11,000              11,007
                                                                   -------
                                                                    47,054
                                                                   -------
MORTGAGE-BACKED SECURITIES - 14.2%

Granite Mortgages PLC
Series 2002-1 Class 1A2
2.020% due 07/20/19 (E)                         10,000               9,998

Medallion Trust
Series 2002-1G Class A1
2.030% due 04/17/33 (E)                          8,783               8,793

Permanent Financing PLC
Series 2002-1 Class 3A
2.015% due 06/10/07 (E)                         10,000               9,990

Westpac Securitisation Trust
Series 2002-1G Class A
2.058% due 06/05/33 (E)                          8,942               8,923
                                                                  --------
                                                                    37,704
                                                                  --------
EURODOLLAR BONDS - 4.2%

Holmes Financing PLC
Series 2000-1 Class 1A
2.000% due 07/15/05 (E)                          6,000               5,998
Series 2001-3 Class 2A
2.020% due 01/15/07 (E)                          5,000               4,996
                                                                  --------
                                                                    10,994
                                                                  --------
UNITED STATES GOVERNMENT
AGENCIES - 2.7%

Federal Home Loan Bank
3.375% due 06/15/04                              7,000               7,137
                                                                  --------
TOTAL LONG-TERM INVESTMENTS
(cost $253,497)                                                    253,630
                                                                  --------
SHORT-TERM INVESTMENTS - 3.8%

Federated Investors Prime Cash
Obligation Fund                                 10,105              10,105
                                                                  --------
TOTAL SHORT-TERM INVESTMENTS
(cost $10,105)                                                      10,105
                                                                  --------
TOTAL INVESTMENTS - 99.7%
(identified cost $263,602)                                         263,735

OTHER ASSETS AND LIABILITIES,
NET - 0.3%                                                             916
                                                                  --------
NET ASSETS - 100.0%                                                264,651
                                                                  ========

(E) Adjustable or floating rate security.

See accompanying notes which are an integral part of the financial statements.

SSgA
YIELD PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                  AUGUST 31, 2002

ASSETS
Investments at market (identified cost $263,602)                                              $     263,735
Receivables:
Dividends and interest                                                                                  704
Fund shares sold                                                                                        616
Prepaid expenses                                                                                         24
                                                                                              -------------
Total assets                                                                                        265,079

LIABILITIES
Payables:
Accrued fees to affiliates                                                     $        63
Other accrued expenses                                                                  15
Income distribution                                                                    350
                                                                               -----------
Total liabilities                                                                                       428
                                                                                              -------------
NET ASSETS                                                                                    $     264,651
                                                                                              =============
NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income                                  $         (50)
Accumulated net realized gain (loss)                                                                 (5,697)
Unrealized appreciation (depreciation) on investments                                                   133
Shares of beneficial interest                                                                            27
Additional paid-in capital                                                                          270,238
                                                                                              -------------
NET ASSETS                                                                                    $     264,651
                                                                                              =============
NET ASSET VALUE, offering and redemption price per share:
($264,650,957 divided by 26,665,931 shares of $.001 par value
shares of beneficial interest outstanding)                                                    $        9.92
                                                                                              =============

See accompanying notes which are an integral part of the financial statements.

SSgA
YIELD PLUS FUND

STATEMENT OF OPERATIONS

Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002



INVESTMENT INCOME
Interest                                                                                          $       6,395
Dividends                                                                                                   269
                                                                                                  -------------
Total investment income                                                                                   6,664

EXPENSES
Advisory fees                                                                   $        618
Administrative fees                                                                      109
Custodian fees                                                                            61
Distribution fees                                                                        207
Transfer agent fees                                                                       43
Professional fees                                                                         23
Registration fees                                                                         18
Shareholder servicing fees                                                               177
Trustees' fees                                                                            14
Miscellaneous                                                                             34
                                                                                ------------
Expenses before reductions                                                             1,304
Expense reductions                                                                        (4)
                                                                                ------------
Expenses, net                                                                                             1,300
                                                                                                  -------------
Net investment income (loss)                                                                              5,364
                                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments                                                                    (502)
Net change in unrealized appreciation (depreciation) on investments                                        (465)
                                                                                                  -------------
Net realized and unrealized gain (loss)                                                                    (967)
                                                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                             $       4,397
                                                                                                  =============

See accompanying notes which are an integral part of the financial statements.

SSgA
YIELD PLUS FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                        2002               2001
                                                                   --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income (loss)                                       $        5,364   $          14,030
Net realized gain (loss)                                                     (502)                529
Net change in unrealized appreciation (depreciation)                         (465)                865
                                                                   --------------   -----------------
Net increase (decrease) in net assets from operations                       4,397              15,424
                                                                   --------------   -----------------
DISTRIBUTIONS

From net investment income                                                 (5,364)            (14,030)
                                                                   --------------   -----------------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions               5,530            (235,682)
                                                                   --------------   -----------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                 4,563            (234,288)

NET ASSETS

Beginning of period                                                       260,088             494,376
                                                                   --------------   -----------------
End of period (including accumulated distributions in excess of net investment income of $50 and $51,
                                                                   $      264,651   $         260,088
                                                                   ==============   =================

See accompanying notes which are an integral part of the financial statements.

SSgA
YIELD PLUS FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                FISCAL YEARS ENDED AUGUST 31,
                                                                 --------------------------------------------------------
                                                                    2002*      2001       2000        1999         1998
                                                                 ---------- ---------- ----------  ---------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     9.96 $     9.92 $     9.90  $    9.97  $     10.01
                                                                 ---------- ---------- ----------  ---------  -----------
INCOME FROM OPERATIONS
Net investment income (a)                                               .21        .51        .59        .54          .57
Net realized and unrealized gain (loss)                                (.05)       .06        .01       (.07)        (.04)
                                                                 ---------- ---------- ----------  ---------  -----------
Total income from operations                                            .16        .57        .60        .47          .53
                                                                 ---------- ---------- ----------  ---------  -----------
DISTRIBUTIONS

From net investment income                                             (.20)      (.53)      (.58)      (.54)        (.57)
                                                                 ---------- ---------- ----------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                   $     9.92 $     9.96 $     9.92  $    9.90  $      9.97
                                                                 ========== ========== ==========  =========  ===========
TOTAL RETURN (%)                                                       1.80       5.86       6.28       4.67         5.40

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)                            264,651    260,088    494,376    525,494      672,465
Ratios to average net assets (%):
Operating expenses                                                      .53        .48        .42        .41          .41
Net investment income                                                  2.17       5.31       5.90       5.29         5.66

Portfolio turnover rate (%)                                           80.03      86.19     162.12     167.12       249.10


 * As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 amounted to less than $.005 per share on net investment income and net realized and net unrealized gain and losses. The ratio of net investment income to average net assets was not materially affected. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(a) Average month-end shares outstanding were used for this calculation.

See accompanying notes which are an integral part of the financial statements.

SSgA
YIELD PLUS FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 2002

1. ORGANIZATION

   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Yield Plus Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   REVISED AICPA AUDIT AND ACCOUNTING GUIDE: As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to September 1, 2001, the Fund included paydown gains and losses in realized gain (loss) on investment transactions.

   The effect of this change for the year ended August 31, 2002, was to increase net investment income by $18,296 and decrease net realized gains by $18,296. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

   SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on a basis of the last sales price. Investments in other mutual funds are valued at the net asset value per share.

   Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short-and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had net tax basis capital loss carryovers of $971,119, $1,891,303, $80,342 and $2,135,735, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates of August 31, 2004, August 31, 2007, August 31, 2008 and August 31, 2009, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $617,264 incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in certain fixed income securities purchased at a discount, futures, mortgage-backed securities, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   COMPONENTS OF DISTRIBUTABLE EARNINGS:

   As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:


Cost of Investments for Tax Purposes                      $   263,602,942
Gross Tax Unrealized Appreciation                                 258,799
Gross Tax Unrealized Depreciation                                (126,294)
                                                          ---------------
Net Tax Unrealized Appreciation (Depreciation)            $       132,505
                                                          ===============
Undistributed Ordinary Income                             $       300,061
Undistributed Long-Term Gains
(Capital Loss Carryforward)                               $    (5,078,499)

TAX COMPOSITION OF DISTRIBUTIONS:
Ordinary Income                                           $     5,364,363
Long-Term Capital Gains                                   $            --
Tax Return of Capital                                     $            --

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES TRANSACTIONS

   INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding US Government and Agency obligations, short-term investments, futures contracts, and repurchase agreements aggregated to $136,904,431 and $158,749,988, respectively.

   For the period ended August 31, 2002, purchases and sales of US Government and Agency obligations, excluding short-term investments and futures contracts, aggregated to $53,570,142 and $26,624,574, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as security lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, there were no outstanding securities on loan and no income earned during the period.

4. RELATED PARTIES

   ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing, and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $3,884 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

  The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $61,761, $5,344 and $110,566 by State Street, Global Markets and CitiStreet, respectively. The Fund did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:


Advisory fees                               $        16,149
Administration fees                                   6,536
Custodian fees                                        6,161
Distribution fees                                     4,315
Shareholder servicing fees                           26,600
Transfer agent fees                                   2,996
Trustees' fees                                          331
                                            ---------------
                                            $        63,088
                                            ===============

BENEFICIAL INTEREST: As of August 31, 2002, three shareholders (one of which was also an affiliate of the Investment Company) were record owners of approximately 22%, 20% and 12% respectively, of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                        FISCAL YEARS ENDED AUGUST 31,
                                            -----------------------------------------------------------
                                                     2002                                2001
                                            ---------------------------     ---------------------------
                                             SHARES           DOLLARS        SHARES           DOLLARS
                                            --------         ----------     -------         -----------
Proceeds from shares sold                     24,434        $   243,119      37,988         $   377,641
Proceeds from reinvestment of
distributions                                    541              5,382       1,494              14,030
Payments for shares redeemed                 (24,409)          (242,971)    (63,240)           (627,353)
                                            --------         ----------     -------         -----------
Total net increase (decrease)                    566         $    5,530     (23,758)        $  (235,682)
                                            ========         ==========     =======         ===========

6. INTERFUND LENDING PROGRAM

   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

SSgA
YIELD PLUS FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                        NO. OF
                        POSITION(S) HELD                                              PORTFOLIOS
         NAME,          WITH FUND AND        TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX         OTHER
       ADDRESS,           LENGTH OF           OF                DURING THE            OVERSEEN      DIRECTORSHIPS
          AGE            TIME SERVED        OFFICE             PAST 5 YEARS          BY TRUSTEE    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee         Appointed until  -  Vice Chairman,                     25        Trustee,
909 A Street           since 1988      successor is        Frank Russell Company;                       Frank Russell
Tacoma, WA 98402                       duly elected                                                     Investment
                                       and qualified    -  Chairman of the Board,                       Company Funds
Age 63                                                     Frank Russell Investment                     and Russell
                                                           Management Company and                       Insurance Funds
                                                           Frank Russell Trust Company;                 (investment
                                                                                                        companies)

                       President and   Until successor  -  Chairman of the Board and
                       Chairman of     is chosen and       Chief Executive Officer, Russell
                       the Board       qualified by        Fund Distributors, Inc.; and
                       since 1988      the Trustees.
                                                        -  Director, Russell
                                                           Insurance Agency, Inc.,
                                                           Frank Russell
                                                           Investments (Ireland)
                                                           Limited, Frank Russell
                                                           Investment Company PLC;
                                                           Frank Russell
                                                           Investment Company II
                                                           PLC, Frank Russell
                                                           Investment Company III
                                                           PLC, Frank Russell
                                                           Institutional Funds
                                                           PLC, Frank Russell
                                                           Qualifying Investor
                                                           Fund, and Frank Russell
                                                           Investments (Cayman)
                                                           Ltd.

                                                                                        NO. OF
                        POSITION(S) HELD                                              PORTFOLIOS
         NAME,          WITH FUND AND        TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX         OTHER
       ADDRESS,           LENGTH OF           OF                DURING THE            OVERSEEN      DIRECTORSHIPS
          AGE            TIME SERVED        OFFICE             PAST 5 YEARS          BY TRUSTEE    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

William L. Marshall        Trustee         Appointed until  - Chief Executive Officer        25       None
33 West Court Street       since 1988      successor is       and President,
Doylestown, PA                             duly elected       Wm. L. Marshall
18901                                      and qualified      Associates, Inc.,
                                                              Wm. L. Marshall
Age 59                                                        Companies, Inc. and the
                                                              Marshall Financial
                                                              Group (a registered
                                                              investment advisor
                                                              and provider of
                                                              financial and
                                                              related consulting
                                                              services);

                                                            - Certified Financial
                                                              Planner and Member,
                                                              Institute of
                                                              Certified Financial
                                                              Planners; and

                                                            - Registered
                                                              Representative for
                                                              Securities with FSC
                                                              Securities Corp.,
                                                              Atlanta, Georgia.

Steven J. Mastrovich       Trustee         Appointed until - September 2000 to Present,      25       None
522 5th Avenue             since 1988      successor is      Global Head of Structured
New York, NY                               duly elected      Real Estate, J.P. Morgan
10036                                      and qualified     Investment Management

Age 45                                                     - January 2000 to September 2000,
                                                             Managing Director, HSBC
                                                             Securities (USA) Inc.

                                                           - From 1998 to 2000, President,
                                                             Key Global Capital, Inc.;

                                                           - From 1997 to 1998, Partner,
                                                             Squire, Sanders & Dempsey
                                                             (law firm); and

                                                           - From 1994 to 1997,
                                                             Partner, Brown,
                                                             Rudnick, Freed &
                                                             Gesmer (law firm).


                                                                                       NO. OF
                        POSITION(S) HELD                                             PORTFOLIOS
         NAME,          WITH FUND AND        TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX         OTHER
       ADDRESS,           LENGTH OF           OF                DURING THE            OVERSEEN      DIRECTORSHIPS
          AGE            TIME SERVED        OFFICE             PAST 5 YEARS          BY TRUSTEE    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley           Trustee         Appointed  - Partner, Riley, Burke &          25          Director -
One Corporate Place        since 1988      until        Donahue, L.L.P.                              SSgA Cash
55 Ferncroft Road                          successor    (law firm).                                  Management
Danvers, MA 01923                          is duly                                                   Fund PLC,
                                           elected and                                               State Street
Age 53                                     qualified                                                 Global Advisors
                                                                                                     Ireland, Ltd.

Richard D. Shirk           Trustee         Appointed  - 1996 to May 2002, Chairman,      25          None
1180 Brookgate Way         since 1988      until        Cerulean Companies, Inc.
N.E.                                       successor    (Retired);
Atlanta, GA 30319                          is duly
                                           elected
Age 56                                     and        - 1996 to March 2001, President and
                                           qualified    CEO, Cerulean Companies, Inc.;

                                                      - 1992 to March 2001, President
                                                        and Chief Executive Officer, Blue
                                                        Cross/Blue Shield of Georgia;

                                                      - 1993 to November 2001, Chairman
                                                        and Board Member, Georgia Caring
                                                        for Children Foundation (private
                                                        foundation); and

                                                      - 1998 to Present, Board Member,
                                                         Healthcare Georgia Foundation
                                                        (private foundation)

Bruce D. Taber             Trustee         Appointed  - Consultant, Computer Simulation, 25          Director -
26 Round Top Road          since 1991      until        General Electric Industrial                  SSgA Cash
Boxford, MA 01921                          successor    Control Systems.                             Management
                                           is duly                                                   Fund PLC,
Age 59                                     elected                                                   State Street
                                           and                                                       Global Advisors
                                           qualified                                                 Ireland, Ltd.


                                                                                       NO. OF
                        POSITION(S) HELD                                             PORTFOLIOS
         NAME,          WITH FUND AND        TERM         PRINCIPAL OCCUPATION(S)    IN COMPLEX         OTHER
       ADDRESS,           LENGTH OF           OF                DURING THE            OVERSEEN      DIRECTORSHIPS
          AGE            TIME SERVED        OFFICE             PAST 5 YEARS          BY TRUSTEE    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd              Trustee         Appointed  - Chairman, President and CEO,       25        Director -
150 Domorah Drive          since 1988      until        A.M. Todd Group, Inc.; and                   SSgA Cash
Montgomeryville,                           successor                                                 Management
PA 18936                                   is duly    - President and CEO, Zink & Triest             Fund PLC,
                                           elected      Co., Inc. (dealer in vanilla                 State Street
Age 55                                     and          flavor materials).                           Global Advisors
                                           qualified                                                 Ireland, Ltd.




                           POSITION(S) HELD
NAME,                       WITH FUND AND    TERM         PRINCIPAL OCCUPATION(S)
ADDRESS,                      LENGTH OF       OF               DURING THE
AGE                          TIME SERVED    OFFICE            PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold          Vice President  Until      - Director, Global Regulatory Policy and Assistant Secretary,
909 A Street               and Secretary   successor    Frank Russell Company
Tacoma, WA 98402           since 1994      is chosen
                                           and        - Assistant Secretary and Associate General Counsel, Frank Russell
Age 45                                     qualified    Investment Management Company, Frank Russell Capital Inc. and
                                           by           Frank Russell Investments (Delaware), Inc.;
                                           Trustees
                                                      - Assistant Secretary and Associate General Counsel,
                                                        Russell Fund Distributors, Inc.

                                                      - Director, Secretary and Associate General Counsel,
                                                        Frank Russell Securities, Inc.;

                                                      - Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson            Treasurer and   Until      - Director - Funds Administration, Frank Russell Investment
909 A Street               Chief           successor    Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402           Accounting      is chosen
                           Officer         and        - Treasurer and Chief Accounting Officer,
Age 38                     since 2000      qualified    Frank Russell Investment Company and Russell
                                           by           Insurance Funds.
                                           Trustees

SSgA YIELD PLUS FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

BOND MARKET FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                                BOND MARKET FUND

                                  Annual Report
                                 August 31, 2002

                                Table of Contents

                                                                            Page

Chairman's Letter                                                             3

Portfolio Management Discussion and Analysis                                  4

Report of Independent Accountants                                             6

Financial Statements                                                          7

Financial Highlights                                                         20

Notes to Financial Statements                                                21

Disclosure of Information About Fund Trustees                                28

Fund Management and Service Providers                                        32

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA BOND MARKET FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Bond Market Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harber                     /s/ Agustin J. Fleites

Timothy B. Harbert                        Agustin J. Fleites
State Street Global Advisors              SSgA Funds Management, Inc.
Chairman and Chief Executive Officer      President

SSgA BOND MARKET FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize total return by investing in fixed income securities.

INVESTS IN: Investment grade debt instruments including: US Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and CMBS.

STRATEGY: The Fund seeks to exceed the return of the Lehman Brothers Aggregate Bond Index. The Fund seeks to match the Index's duration at all times while adding value through issue and sector selection.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

DATES             BOND MARKET FUND      LEHMAN BROTHERS AGGREGATE BOND INDEX**
*                      $10,000                      $10,000
1996                    $9,781                       $9,824
1997                   $10,707                      $10,806
1998                   $11,762                      $11,948
1999                   $11,770                      $12,043
2000                   $12,584                      $12,953
2001                   $14,078                      $14,554
2002                   $15,170                      $15,734
Total                  $95,852                      $97,862

PERFORMANCE REVIEW

The SSgA Bond Market Fund gained 7.76% for the fiscal year ended August 31, 2002 versus its benchmark, the Lehman Brothers Aggregate Bond Index, which posted a return of 8.11%. The Fund's performance includes operating expenses of 49 basis points, whereas Index returns do not include expenses of any kind.

The Fund carried an underweight of 2% to the credit sector, particularly the BBB sector of the Credit Index in the fourth quarter, versus an overweight of 2% to the commercial mortgage backed sector, which added approximately 10 basis points to performance during the time fiscal year. The use of the Eurodollar futures contracts and cash in the short end of the curve when the Federal Reserve was aggressively lowering rates moderately enhanced performance for the fiscal year, as did tactically using duration (increasing duration in the fourth quarter when rates decreased). An overweight position of 0.31% to Enron detracted from performance in the first quarter of the year by 3 basis points.

SSgA BOND MARKET FUND

      PERIOD ENDED           GROWTH OF     TOTAL
        08/31/02              $10,000      RETURN
-------------------------   ----------   ----------
1 Year                      $   10,776      7.76%
5 Years                     $   14,169      7.21%+
Inception                   $   15,170      6.55%+

LEHMAN BROTHERS AGGREGATE BOND INDEX

      PERIOD ENDED           GROWTH OF     TOTAL
        08/31/02              $10,000      RETURN
-------------------------   ----------   ----------
1 Year                      $   10,811      8.11%
5 Years                     $   14,560      7.80%+
Inception                   $   15,734      7.13%+

SEE RELATED NOTES ON FOLLOWING PAGE.

MARKET AND PORTFOLIO HIGHLIGHTS

Treasury rates fell precipitously during the fiscal year as accounting, ethical and corporate governance issues (Enron, Worldcom, Tyco, etc.), geopolitical pressures in the form of renewed Middle East tensions, talk of an Iraq invasion, and the status of various US economic indicators threatened to plunge the US economy into the second "dip" of a double dip recession. Rates were down roughly 147 basis points on the two-year Treasury note, 117 basis points on the five-year, 70 on the ten-year and 43 on the thirty-year. Economist's forecasts, which have been revised often throughout the year, are beginning to include the possibility of further and more aggressive eases before year-end as a result of weak economic reports.

Corporate bonds suffered during the year as issuer-specific risk continued to weigh on the market. The excess return number, which is the return above/below comparable Treasuries, for the credit sector was minus 393 basis points for the months of June and July alone. This is the lowest two-month excess return number since 1988 when Lehman Brothers began tracking the data. For the year the excess return number was minus 379 basis points.

The Fund will seek to maintain a low overall risk profile, particularly in the credit sector. The Fund's goal is to closely track the Index in terms of exposures to specific issuers; that is, to have broad exposure to each asset class with market value weightings corresponding closely to the Lehman Aggregate Index. The Managers will attempt to generate excess return through overweights to the non-credit sensitive sectors such as mortgages, asset-backed and commercial mortgage backed securities.

TOP TEN ISSUERS
(AS A PERCENT OF TOTAL INVESTMENTS)         AUGUST 31, 2002
Federal National Mortgage Association            19.3%
United States Government Treasuries              13.3
Federal Home Loan Mortgage Corp.                 13.1
Government National Mortgage Association          5.1
Thunder Bay Funding, Inc.                         4.2
Alpine Securitization Corp.                       4.2
Stellar Funding Group, Inc.                       4.2
Barton Capital Corp.                              3.9
First Union National Bank-Bank of America
Commercial Mortgage Trust                         2.8
LB-UBS Commercial Mortgage Trust                  1.0

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The Bond Market Fund commenced operations on February 7, 1996. Index comparisons began February 1, 1996.

** The Lehman Brothers Aggregate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total returns comprises price appreciation/depreciation and income as a percentage of the original investment.

+    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Bond Market Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                   /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2002

SSgA
BOND MARKET FUND

STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                                     PRINCIPAL      MARKET
                                                       AMOUNT       VALUE
                                                       (000)        (000)
                                                         $            $
                                                     ----------   ----------
LONG-TERM INVESTMENTS - 95.6%
ASSET-BACKED SECURITIES - 4.1%
American Airlines,Inc.
7.858% due 10/01/11                                         175          180
ANRC Auto Owner Trust
Series 2001-A Class A4
4.320% due 06/16/08                                       2,500        2,582
Citibank Credit Card Master Trust I
Series 1999-1 Class A
5.500% due 02/15/06                                         650          678
Daimler Chrysler Auto Trust
Series 2000-C Class A4
6.850% due 11/06/05                                       2,000        2,123
Ikon Receivables LLC
Series 2002-1 Class A4
4.680% due 11/15/09                                         390          406
Providian Master Trust
Series 2000-1 Class A
7.490% due 08/17/09                                       1,235        1,307
PSE&G Transition Funding LLC
Series 2001-1 Class A5
6.450% due 03/15/13                                         485          542
Residential Asset Securities Corp.
Series 2001-KS3 Class AI3
5.180% due 07/25/27                                       1,500        1,551
Series 2002-KS1 Class AI3
4.988% due 02/25/27                                       1,000        1,032
Toyota Auto Receivables Owner Trust
Series 2000-B Class A4
6.800% due 04/15/07                                       1,380        1,445
                                                                  ----------
                                                                      11,846
                                                                  ----------

CANADIAN GOVERNMENT - 0.1%
Canadian Government Bond
6.750% due 08/28/06                                         250          281
                                                                  ----------

CORPORATE BONDS AND NOTES - 19.8%
ACE, Ltd.
6.000% due 04/01/07                                         150          155
Ahold Finance USA, Inc.
8.250% due 07/15/10                                         300          335
Alabama Power Co.
Series N
4.875% due 09/01/04                                         125          129
Albertson's, Inc.
7.450% due 08/01/29                                         200          222
Alcoa, Inc.
7.375% due 08/01/10                                         130          149
6.000% due 01/15/12                                         100          107
Alliance Capital Management, LP
5.625% due 08/15/06                                         250          261
Alltel Corp.
7.000% due 07/01/12                                          95          100
Amerada Hess Corp.
5.900% due 08/15/06                                         150          159
American Express Co.
5.500% due 09/12/06                                         100          105
American General Finance Corp.
Series MTNF
5.875% due 07/14/06                                         100          105
Anadarko Finance Co.
Series B
6.750% due 05/01/11                                         600          660
Anheuser-Busch Cos., Inc.
6.000% due 04/15/11                                          85           92
6.500% due 05/01/42                                         100          111
AOL Time Warner, Inc.
7.625% due 04/15/31                                         580          484
Archer-Daniels-Midland Co.
7.000% due 02/01/31                                         100          112
Arizona Public Service
6.375% due 10/15/11                                          75           77
AT&T Corp. Step Up Bond
6.500% due 11/15/06                                         475          456

                                                     PRINCIPAL      MARKET
                                                       AMOUNT       VALUE
                                                       (000)        (000)
                                                         $            $
                                                     ----------   ----------
AT&T Wireless Services, Inc.
8.125% due 05/01/12                                         150          128
8.750% due 03/01/31                                         600          468
Bank of America Corp.
7.200% due 04/15/06                                         180          200
7.125% due 09/15/06                                         100          112
5.250% due 02/01/07                                         150          159
7.400% due 01/15/11                                         560          645
Bank One Corp.
6.500% due 02/01/06                                         350          383
4.125% due 09/01/07                                         200          201
Bank One NA Illinois
Series BKNT
5.500% due 03/26/07                                         100          107
Bank United
Series MTNA
8.000% due 03/15/09                                          70           79
Bear Stearns Cos., Inc. (The)
7.000% due 03/01/07                                         300          331
6.750% due 12/15/07                                          80           88
BellSouth Corp.
5.000% due 10/15/06                                         400          405
6.000% due 10/15/11                                         400          409
Boeing Capital Corp.
6.500% due 02/15/12                                         400          417
Bristol-Myers Squibb Co.
4.750% due 10/01/06                                         250          256
British Telecommunications PLC
8.875% due 12/15/30                                         225          262
Burlington Northern Santa Fe Corp.
6.750% due 07/15/11                                         200          221
Burlington Resources Finance Co.
7.200% due 08/15/31                                         100          110
Campbell Soup Co.
6.750% due 02/15/11                                          50           55
Caterpillar, Inc.
7.300% due 05/01/31                                         200          234
Centerior Energy Corp.
Series B
7.670% due 07/01/04                                         290          296
Chevron Phillips Chemical Co. LLC
7.000% due 03/15/11                                         215          229
Chubb Corp.
6.800% due 11/15/31                                         300          306
CIT Group, Inc.
6.500% due 02/07/06                                         200          205
Citicorp
6.375% due 01/15/06                                         195          209
Citigroup, Inc.
6.750% due 12/01/05                                         600          653
5.500% due 08/09/06                                       1,300        1,373
Clear Channel Communications, Inc.
7.875% due 06/15/05                                         145          146
Coca-Cola Enterprises, Inc.
5.750% due 11/01/08                                         250          267
Conagra Foods, Inc.
6.750% due 09/15/11                                         325          356
Conoco Funding Co.
5.450% due 10/15/06                                         250          262
6.350% due 10/15/11                                         500          541
Consolidated Natural Gas Co.
Series C
6.250% due 11/01/11                                         200          205
Continental Airlines, Inc.
6.545% due 02/02/19                                         170          152
6.703% due 06/15/21                                         171          155
Coors Brewing Co.
6.375% due 05/15/12                                          80           87
Countrywide Home Loans, Inc.
Series MTNJ
5.500% due 08/01/06                                         140          143
Series MTNK
5.500% due 02/01/07                                         200          206
COX Communications, Inc.
6.800% due 08/01/28                                          50           39
Credit Suisse First Boston USA, Inc.
5.875% due 08/01/06                                         350          367
CSX Corp.
6.750% due 03/15/11                                         150          165
6.300% due 03/15/12                                         200          215

                                                     PRINCIPAL      MARKET
                                                       AMOUNT       VALUE
                                                       (000)        (000)
                                                         $            $
                                                     ----------   ----------
DaimlerChrysler NA Holding Corp.
6.400% due 05/15/06                                         730          771
Deere & Co.
6.550% due 07/15/04                                         210          223
Delhaize America, Inc.
7.375% due 04/15/06                                         115          115
Delta Air Lines, Inc.
7.111% due 09/18/11                                         175          174
Devon Financing Corp. ULC
6.875% due 09/30/11                                         150          163
Diageo Capital PLC
7.250% due 11/01/09                                         150          171
Donaldson Lufkin & Jenrette,
Inc. - DLJ
6.875% due 11/01/05                                         200          214
Dow Chemical Co. (The)
7.000% due 08/15/05                                         100          107
5.750% due 12/15/08                                         200          206
DTE Energy Co.
6.450% due 06/01/06                                          85           90
Du Pont (E.I.) de Nemours & Co.
6.875% due 10/15/09                                         150          171
Duke Energy Corp.
6.250% due 01/15/12                                         100          105
Duke Energy Field Services LLC
5.750% due 11/15/06                                         200          191
Edison Mission Energy
10.000% due 08/15/08                                        200          116
El Paso CGP Co.
7.500% due 08/15/06                                         200          176
EL Paso Corp.
8.050% due 10/15/30                                         200          163
Eli Lilly & Co.
6.000% due 03/15/12                                         100          107
Emerson Electric Co.
7.875% due 06/01/05                                         105          117
EOP Operating, LP
6.500% due 01/15/04                                         250          260
7.875% due 07/15/31                                          40           43
Equitable Life Assurance
Society USA
7.700% due 12/01/15                                         215          237
Exelon Generation Co. LLC
6.950% due 06/15/11                                         200          210
Federated Department Stores
8.500% due 06/01/10                                         100          119
7.450% due 07/15/17                                          75           84
Firstar Bank NA
7.125% due 12/01/09                                         410          461
FirstEnergy Corp.
Series B
6.450% due 11/15/11                                         200          189
FleetBoston Financial Corp.
7.250% due 09/15/05                                         100          109
6.700% due 07/15/28                                         100           96
Ford Motor Co.
7.450% due 07/16/31                                         375          328
Ford Motor Credit Co.
6.700% due 07/16/04                                       1,000        1,005
7.600% due 08/01/05                                         500          509
7.375% due 02/01/11                                         690          673
Gannett Co., Inc.
6.375% due 04/01/12                                         100          110
GE Global Insurance
Holdings Corp.
7.750% due 06/15/30                                         500          551
General Electric Capital Corp.
6.000% due 06/15/12                                         150          158
Series MTNA
6.750% due 03/15/32                                       1,000        1,064
General Mills, Inc.
6.000% due 02/15/12                                         100          105
General Motors Acceptance Corp.
6.380% due 01/30/04                                       1,000        1,024
6.750% due 01/15/06                                         500          513
6.125% due 08/28/07                                         250          251
Goldman Sachs Group, Inc.
7.625% due 08/17/05                                         750          831

                                                     PRINCIPAL      MARKET
                                                       AMOUNT       VALUE
                                                       (000)        (000)
                                                         $            $
                                                     ----------   ----------
GTE Corp.
6.460% due 04/15/08                                         160          159
Harrah's Operating Co., Inc.
7.500% due 01/15/09                                          70           75
Hewlett-Packard Co.
7.150% due 06/15/05                                         105          113
HJ Heinz Finance Co.
6.750% due 03/15/32                                         100          110
Honeywell International, Inc.
6.875% due 10/03/05                                          30           33
5.125% due 11/01/06                                         135          141
Hongkong Land Finance Co.
7.000% due 05/03/11                                         125          129
Household Finance Corp.
6.500% due 01/24/06                                         405          415
6.875% due 03/01/07                                         100          104
8.000% due 07/15/10                                         250          270
6.750% due 05/15/11                                         250          250
Indiana Michigan Power Co.
Series C
6.125% due 12/15/06                                          80           79
Inter-American Development Bank
6.750% due 07/15/27                                         400          458
International Business Machines Corp.
4.875% due 10/01/06                                         675          707
International Lease Finance Corp.
Series MTNM
5.700% due 07/03/06                                         140          148
5.750% due 10/15/06                                         200          210
International Paper Co.
6.750% due 09/01/11                                         260          281
Interpublic Group Cos., Inc.
7.250% due 08/15/11                                          45           38
JP Morgan Chase & Co.
7.875% due 06/15/10                                       1,100        1,249
Kellogg Co.
Series B
6.000% due 04/01/06                                         175          187
Series B
7.450% due 04/01/31                                         180          215
Kemper Corp.
6.875% due 09/15/03                                         345          359
Kerr-McGee Corp.
6.875% due 09/15/11                                         120          133
KeyBank National Association
Series BKNT
7.000% due 02/01/11                                         200          223
KeySpan Corp.
6.150% due 06/01/06                                         400          426
KFW International Finance
Series DTC
4.750% due 01/24/07                                         500          526
Kinder Morgan Energy Partners, LP
7.400% due 03/15/31                                         100          104
Kraft Foods, Inc.
4.625% due 11/01/06                                         310          320
Kroger Co.
6.800% due 04/01/11                                         325          352
Lehman Brothers Holdings, Inc.
6.250% due 05/15/06                                         650          687
Lenfest Communications, Inc.
8.375% due 11/01/05                                         210          202
Liberty Media Corp.
8.250% due 02/01/30                                         100           93
Lockheed Martin Corp.
7.650% due 05/01/16                                         260          304
Marathon Oil Corp.
6.800% due 03/15/32                                         100          103
Marsh & McLennan Cos., Inc.
5.375% due 03/15/07                                         200          211
MBNA Corp.
6.250% due 01/17/07                                         125          125
McDonald's Corp.
Series MTNG
5.375% due 04/30/07                                         150          161
MeadWestvaco Corp.
6.850% due 04/01/12                                         150          160
Mellon Funding Corp.
7.500% due 06/15/05                                         265          295

                                                     PRINCIPAL      MARKET
                                                       AMOUNT       VALUE
                                                       (000)        (000)
                                                         $            $
                                                     ----------   ----------
Merrill Lynch & Co., Inc.
Series MTNB
6.800% due 11/03/03                                         500          522
Midamerican Funding LLC
6.339% due 03/01/09                                         400          418
Morgan Stanley
5.625% due 01/20/04                                       1,150        1,190
Motorola, Inc.
8.000% due 11/01/11                                         125          121
National City Corp.
6.875% due 05/15/19                                         100          108
National Rural Utilities
Cooperative Finance
5.250% due 07/15/04                                         310          320
5.500% due 01/15/05                                         125          130
New England Telephone & Telegraph
7.875% due 11/15/29                                         100          104
News America, Inc.
7.625% due 11/30/28                                         200          184
Norfolk Southern Corp.
8.375% due 05/15/05                                         125          140
7.800% due 05/15/27                                          67           80
7.250% due 02/15/31                                          70           79
Northrop Grumman Corp.
7.125% due 02/15/11                                         200          219
Occidental Petroleum Corp.
6.750% due 01/15/12                                         135          148
Oncor Electric Delivery Co.
6.375% due 05/01/12                                         170          180
Pemex Project Funding Master Trust
7.875% due 02/01/09                                         800          825
PennzEnergy Co.
10.125% due 11/15/09                                        175          218
Pepsi Bottling Group, Inc.
Series B
7.000% due 03/01/29                                          55           63
Pharmacia Corp.
6.600% due 12/01/28                                         100          108
Philip Morris Cos., Inc.
7.750% due 01/15/27                                         100          107
PNC Funding Corp.
7.500% due 11/01/09                                         445          488
Powergen US Funding LLC
4.500% due 10/15/04                                          40           41
Praxair, Inc.
6.375% due 04/01/12                                          70           75
Procter & Gamble Co.
6.600% due 12/15/04                                         200          217
4.750% due 06/15/07                                          50           52
Progress Energy, Inc.
5.850% due 10/30/08                                         100          102
7.100% due 03/01/11                                         200          216
PSEG Power LLC
6.875% due 04/15/06                                         200          199
Raytheon Co.
8.300% due 03/01/10                                         265          301
Rohm & Haas Co.
6.950% due 07/15/04                                          95          102
Safeway, Inc.
6.500% due 03/01/11                                         275          297
SBC Communications, Inc.
5.750% due 05/02/06                                         650          679
Sears Roebuck Acceptance
7.000% due 02/01/11                                         300          322
Simon Property Group, LP
6.375% due 11/15/07                                         160          169
Southern Co. Capital Funding, Inc.
Series A
5.300% due 02/01/07                                         140          145
Sprint Capital Corp.
7.125% due 01/30/06                                         600          513
6.375% due 05/01/09                                         110           86
St. Paul Cos.
5.750% due 03/15/07                                         100          101
Suntrust Bank
Series BKNT
6.375% due 04/01/11                                         150          164
Swiss Bank Corp. NY
7.250% due 09/01/06                                         200          224

                                                     PRINCIPAL      MARKET
                                                       AMOUNT       VALUE
                                                       (000)        (000)
                                                         $            $
                                                     ----------   ----------
Target Corp.
7.500% due 08/15/10                                         120          138
7.000% due 07/15/31                                         300          337
Tele-Communications-TCI Group
7.250% due 08/01/05                                         500          463
Time Warner, Inc.
7.750% due 06/15/05                                         350          344
Tosco Corp.
8.125% due 02/15/30                                         600          739
Transocean, Inc.
7.500% due 04/15/31                                         100          112
TRW, Inc.
6.625% due 06/01/04                                         145          151
Tyson Foods, Inc.
8.250% due 10/01/11                                         125          144
Unilever Capital Corp.
6.875% due 11/01/05                                         300          332
7.125% due 11/01/10                                         125          143
Union Pacific Corp.
6.125% due 01/15/12                                         300          319
Union Planters Bank NA
5.125% due 06/15/07                                          70           73
United Technologies Corp.
6.100% due 05/15/12                                         175          188
Valero Energy Corp.
6.875% due 04/15/12                                         100          107
Verizon Global Funding Corp.
6.750% due 12/01/05                                         600          620
6.875% due 06/15/12                                         120          117
Verizon Wireless Capital LLC
5.375% due 12/15/06                                          90           84
Verizon/New England
6.500% due 09/15/11                                         100          100
Viacom, Inc.
7.750% due 06/01/05                                         250          276
7.875% due 07/30/30                                         100          115
Virginia Electric and Power Co.
Series A
5.375% due 02/01/07                                         165          172
Vornado Realty Trust
5.625% due 06/15/07                                          20           20
Wachovia Bank NA/Charlotte
Series BKNT
7.800% due 08/18/10                                         325          381
Wachovia Corp.
4.950% due 11/01/06                                         485          507
Wal-Mart Stores, Inc.
6.875% due 08/10/09                                         250          286
7.250% due 06/01/13                                         300          355
Walt Disney Co.
7.000% due 03/01/32                                         350          349
Washington Mutual, Inc.
5.625% due 01/15/07                                         175          184
Wells Fargo
6.625% due 07/15/04                                         100          107
Wells Fargo Bank NA
6.450% due 02/01/11                                         200          218
Wells Fargo Financial, Inc.
7.000% due 11/01/05                                         500          553
Weyerhaeuser Co.
6.125% due 03/15/07                                         450          473
5.950% due 11/01/08                                         150          156
Wyeth
6.700% due 03/15/11                                         200          215
                                                                  ----------
                                                                      56,766
                                                                  ----------

EURODOLLAR BONDS - 3.6%
Asian Development Bank
4.875% due 02/05/07                                         400          419
Bowater Canada Finance
7.950% due 11/15/11                                          50           50
BP Capital Markets PLC
4.625% due 05/27/05                                         250          263
British Telecommunications PLC
7.875% due 12/15/05                                         225          246
Chile Government International Bond
6.875% due 04/28/09                                         100          106
Citic Pacific Finance, Ltd.
7.625% due 06/01/11                                         350          362

                                                     PRINCIPAL      MARKET
                                                       AMOUNT       VALUE
                                                       (000)        (000)
                                                         $            $
                                                     ----------   ----------
Corp Andina de Fomento (CAF)
6.875% due 03/15/12                                         600          623
Deutsche Telekom International
Finance BV
8.250% due 06/15/05                                         150          159
8.750% due 06/15/30                                         300          320
European Investment Bank
Series DTC
5.625% due 01/24/06                                         300          322
4.625% due 03/01/07                                         400          416
Finland Government International Bond
5.875% due 02/27/06                                         195          211
France Telecom Step Up Bond
7.700% due 03/01/06                                         225          237
9.000% due 03/01/31                                         225          247
Grupo Televisa SA
8.000% due 09/13/11                                         245          236
HSBC Holdings PLC
7.500% due 07/15/09                                         300          345
International Bank for
Reconstruction & Development
4.375% due 09/28/06                                         500          522
7.625% due 01/19/23                                         100          124
8.875% due 03/01/26                                         300          425
Italy Government International Bond
5.625% due 06/15/12                                         175          189
6.875% due 09/27/23                                         750          880
Malaysia Government
International Bond
7.500% due 07/15/11                                         325          364
Mexico Government International Bond
9.875% due 02/01/10                                         745          855
8.375% due 01/14/11                                         410          439
Petrobras International Finance Co.
- PIFCO
9.750% due 07/06/11                                         136           97
Poland Government International Bond
6.250% due 07/03/12                                          75           79
Province of Ontario
7.625% due 06/22/04                                         585          636
Province of Quebec
5.750% due 02/15/09                                         600          647
Royal KPN NV
7.500% due 10/01/05                                         150          157
South Africa Government
International Bond
7.375% due 04/25/12                                         300          306
Telefonica Europe BV
7.750% due 09/15/10                                         200          211
                                                                  ----------
                                                                      10,493
                                                                  ----------

MORTGAGE-BACKED SECURITIES - 37.2%
Capco America Securitization Corp.
Series 1998-D7 Class A1A
5.860% due 10/15/30                                       1,402        1,492
Commercial Mortgage
Acceptance Corp.
Series 1998-C2 Class A2
6.030% due 09/15/30                                       2,500        2,700
DLJ Commercial Mortgage Corp.
Series 1998-CF2 Class A1A
5.880% due 11/12/31                                       1,611        1,711
Federal Home Loan Mortgage Corp.
9.000% due 2004                                               8            9
9.000% due 2005                                              61           65
9.000% due 2010                                             108          116
6.000% due 2011                                              31           32
8.000% due 2011                                              19           20
5.500% due 2016                                           1,196        1,221
6.000% due 2016                                           1,802        1,862
8.500% due 2025                                              11           12
7.000% due 2028                                           1,793        1,870
7.500% due 2028                                           2,763        2,916
6.500% due 2029                                           1,832        1,896
6.000% due 2032                                           9,183        9,373
6.000% 15 Year TBA (o)                                      500          510
5.500% 30 Year TBA (o)                                    8,400        8,361
7.000% 30 Year TBA (o)                                   13,000       13,625

                                                     PRINCIPAL      MARKET
                                                       AMOUNT       VALUE
                                                       (000)        (000)
                                                         $            $
                                                     ----------   ----------
Federal National Mortgage Association
6.500% 30 Year TBA (o)                                    6,750        6,969
6.000% due 2009                                              61           64
6.000% due 2011                                              80           83
5.500% due 2014                                             107          111
6.500% due 2014                                           3,386        3,552
7.500% due 2015                                             388          403
6.000% due 2016                                           1,190        1,230
6.500% due 2016                                           3,755        3,920
8.000% due 2023                                               3            3
8.500% due 2024                                               5            6
7.500% due 2025                                               8            8
9.000% due 2025                                           2,402        2,629
9.000% due 2026                                              21           23
7.500% due 2027                                           2,600        2,752
7.000% due 2029                                              19           20
7.000% due 2030                                             142          152
7.500% due 2030                                              24           25
8.000% due 2031                                           1,263        1,346
8.500% due 2031                                           1,723        1,843
First Union National Bank
Commercial Mortgage
Series 2001-C3 Class A3
6.423% due 08/15/33                                       6,000        6,578
Series 2002-C1 Class IOII
Interest Only Strip
1.205% due 02/12/34                                      13,144          708
First Union National Bank-
Bank of America
Commercial Mortgage Trust
Series 2001-C1 Class A2
6.136% due 03/15/33                                       2,000        2,166
GMAC Commercial Mortgage
Securities, Inc.
Series 1998-C1 Class A1
6.411% due 05/15/30                                       1,245        1,328
Government National
Mortgage Association I
8.000% due 2008                                              43           47
8.000% due 2012                                             435          466
10.000% due 2013                                             11           12
10.000% due 2014                                              1            2
7.500% due 2022                                               4            4
7.000% due 2023                                             978        1,029
7.500% due 2023                                               7            8
6.500% due 2024                                              19           20
7.500% due 2024                                             357          380
8.500% due 2025                                              75           81
7.500% due 2027                                             182          195
6.000% due 2028                                             271          280
6.500% due 2028                                           1,012        1,054
7.000% due 2028                                             234          245
7.500% due 2028                                             401          427
8.500% due 2028                                             811          870
6.500% due 2029                                             349          364
7.500% due 2029                                             288          305
8.000% due 2029                                             368          394
8.500% due 2029                                             150          160
7.500% due 2030                                             481          508
8.000% due 2030                                             746          797
8.500% due 2030                                             460          491
6.500% due 2031                                           5,163        5,353
7.000% due 2032                                           3,000        3,138
7.500% due 2032                                             336          355
LB-UBS Commercial Mortgage Trust
Series 2000-C3 Class A2
7.950% due 01/15/10                                       2,960        3,502
Nomura Asset Securities Corp.
Series 1998-D6 Class A1B
6.590% due 03/15/30                                         385          428
Salomon Brothers Mortgage
Securities VII
Series 2001-C1 Class A3
6.428% due 12/18/35                                         600          659
Washington Mutual
Series 2002-AR4 Class A5
5.590% due 04/25/32                                       1,000        1,029
Series 2002-AR7 Class A2
5.490% due 07/25/32 (E)                                     560          586
                                                                  ----------
                                                                     106,899
                                                                  ----------

                                                     PRINCIPAL      MARKET
                                                       AMOUNT       VALUE
                                                       (000)        (000)
                                                         $            $
                                                     ----------   ----------
UNITED STATES GOVERNMENT
AGENCIES - 14.6%
Federal Home Loan Mortgage Corp.
6.750% due 03/15/31                                       1,650        1,921
Federal National Mortgage Association
3.875% due 03/15/05                                      13,500       13,930
5.250% due 04/15/07                                      12,900       13,880
6.560% due 11/26/07                                         400          405
6.125% due 03/15/12                                       4,500        4,984
2.905% due 02/25/22 (E)                                   6,000        6,006
Financing Corp.
9.400% due 02/08/18                                         500          712
                                                                  ----------
                                                                      41,838
                                                                  ----------

UNITED STATES GOVERNMENT
TREASURIES - 15.4%
United States Treasury Inflation
Indexed Bonds
3.375% due 01/15/07 (E)                                   9,936       10,631
United States Treasury Note
2.250% due 07/31/04 (s)                                   1,000        1,002
3.250% due 08/15/07                                       4,750        4,759
4.375% due 08/15/12                                       6,235        6,354
8.125% due 08/15/19                                       3,795        5,171
8.125% due 05/15/21                                       2,275        3,129
8.125% due 08/15/21                                       3,740        5,151
7.125% due 02/15/23                                       2,255        2,838
6.750% due 08/15/26                                       1,100        1,346
5.375% due 02/15/31                                       3,510        3,743
                                                                  ----------
                                                                      44,124
                                                                  ----------

YANKEE BONDS - 0.8%
Abbey National PLC
7.950% due 10/26/29                                         180          213
Abitibi-Consolidated, Inc.
6.950% due 12/15/06                                         125          125
Banco Santander Chile SA
7.000% due 07/18/07                                         200          209
Domtar, Inc.
7.875% due 10/15/11                                         275          306
Hydro Quebec
Series GH
8.250% due 04/15/26                                         150          198
Series HH
8.500% due 12/01/29                                         150          205
Kowloon Canton Railway Corp.
8.000% due 03/15/10                                         215          256
Petroleos Mexicanos
6.500% due 02/01/05                                         250          261
Vodafone Group PLC
7.625% due 02/15/05                                         550          595
                                                                  ----------
                                                                       2,368
                                                                  ----------

TOTAL LONG-TERM INVESTMENTS
(cost $265,631)                                                      274,615
                                                                  ----------

                                                      NOTIONAL
                                                       AMOUNT
                                                        (000)
                                                          $
                                                     ----------
OPTIONS PURCHASED - 0.2%
(NUMBER OF CONTRACTS)
Eurodollar One Year Midcurve Futures
Mar 2003 97.25 Call (460)                                 1,150           357
Eurodollar Futures
Sep 2002 97.50 Put (250)                                    625             2
Mar 2003 97.50 Put (340)                                    850            94
                                                                   ----------
TOTAL OPTIONS PURCHASED
(cost $456)                                                               453
                                                                   ----------

                                                     PRINCIPAL      MARKET
                                                       AMOUNT       VALUE
                                                       (000)        (000)
                                                         $            $
                                                     ----------   ----------
SHORT-TERM INVESTMENTS - 20.4%
Alpine Securitization Corp.
1.750% due 09/18/02 (c)(y)                               14,000       13,988
American Advantage
Money Market Fund (s)                                       199          199
Asset Securitization Cooperation Corp.
1.730% due 09/05/02 (c)(y)                                2,000        2,000
Barton Capital Corp. Discount Note
1.750% due 09/16/02 (c)(y)                               13,000       12,991
Federated Investors Prime Cash
Obligation Fund (s)                                         306          306
Old Line Funding Corp.
1.750% due 09/06/02 (c)(y)                                1,000        1,000
Stellar Funding Group, Inc.
Yrs 1&2 Commercial Paper
1.780% due 09/27/02 (c)(y)                               14,000       13,982
Thunder Bay Funding, Inc.
1.740% due 09/18/02 (c)(y)                               14,000       13,988
United States Treasury Bill
1.685% due 09/26/02 (c)(y)(s)                               275          275
                                                                  ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $58,729)                                                        58,729
                                                                  ----------

TOTAL INVESTMENTS - 116.2%
(identified cost $324,816)                                           333,797

OTHER ASSETS AND LIABILITIES,
NET - (16.2%)                                                        (46,521)
                                                                  ----------
NET ASSETS - 100.0%                                                  287,276
                                                                  ==========

                                                                   UNREALIZED
                                                      NOTIONAL    APPRECIATION
                                                       AMOUNT    (DEPRECIATION)
FUTURES CONTRACTS                                       (000)         (000)
(NUMBER OF CONTRACTS)                                     $             $
                                                     ----------   ------------
LONG POSITIONS
Eurodollar Futures
expiration date 09/02 (44)                               10,801             35
expiration date 12/02 (44)                               10,804             87
expiration date 03/03 (44)                               10,787            131
expiration date 06/03 (10)                                2,445             55
expiration date 09/03 (10)                                2,436             56
expiration date 12/03 (10)                                2,426             54
expiration date 03/04 (10)                                2,419             51
                                                                  ------------
TOTAL LONG POSITIONS                                                       469
                                                                  ------------

SHORT POSITIONS
United States Treasury
10 Year Notes
expiration date 12/02                                    (5,589)           (51)
                                                                  ------------
Total Unrealized Appreciation
(Depreciation) on Open Futures
Contracts Purchased                                                        418
                                                                  ============

                                                      NOTIONAL      MARKET
                                                       AMOUNT       VALUE
OPTIONS WRITTEN                                         (000)       (000)
(NUMBER OF CONTRACTS)                                     $           $
                                                     ----------   ------------
Eurodollar Futures
Mar 2003 98.00 Put (170)                                    425            106
Eurodollar One Year
Midcurve Futures
Mar 2003 96.75 Call (230)                                   575            311
                                                                  ------------
Total Liability for Options Written
(premiums received $411)                                                   417
                                                                  ============

(y)  Rate noted is yield-to-maturity from date of acquisition.

(c)  At amortized cost, which approximates market.

(E)  Adjustable or floating rate security.

(o)  Forward commitment.

(s) Held as collateral in connection with futures contracts purchased (sold) or options written by the Fund.

ABBREVIATIONS:
TBA - To Be Announced Security

See accompanying notes which are an integral part of the financial statements.

SSgA
BOND MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                   AUGUST 31, 2002

ASSETS
Investments at market (identified cost $324,816)                                             $  333,797
Receivables:
Dividends and interest                                                                            2,585
Investments sold (regular settlement)                                                               544
Investments sold (delayed settlement)                                                            38,994
Fund shares sold                                                                                    270
Prepaid expenses                                                                                     20
                                                                                             ----------
Total assets                                                                                    376,210

LIABILITIES
Payables:

Investments purchased (regular settlement)                                      $    4,017
Investments purchased (delayed settlement)                                          68,386
Fund shares redeemed                                                                15,950
Accrued fees to affiliates                                                             122
Other accrued expenses                                                                  27
Daily variation margin on futures contracts                                             15
Options written, at market value (premiums received $411)                              417
                                                                                ----------
Total liabilities                                                                                88,934
                                                                                             ----------

NET ASSETS                                                                                   $  287,276
                                                                                             ==========

NET ASSETS CONSIST OF:
Undistributed net investment income                                                          $    1,370
Accumulated net realized gain (loss)                                                              3,889
Unrealized appreciation (depreciation) on:
Investments                                                                                       8,981
Futures contracts                                                                                   418
Options written                                                                                      (6)
Shares of beneficial interest                                                                        28
Additional paid-in capital                                                                      272,596
                                                                                             ----------

NET ASSETS                                                                                   $  287,276
                                                                                             ==========

NET ASSET VALUE, offering and redemption price per share:
($287,276,042 divided by 27,567,986 shares of $.001 par value
shares of beneficial interest outstanding)                                                   $    10.42
                                                                                             ==========

See accompanying notes which are an integral part of the financial statements.

SSgA
BOND MARKET FUND

STATEMENT OF OPERATIONS

Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Interest                                                                                     $   14,606
Dividends                                                                                           384
                                                                                             ----------
Total investment income                                                                          14,990

EXPENSES
Advisory fees                                                                   $      865
Administrative fees                                                                    122
Custodian fees                                                                         128
Distribution fees                                                                       73
Transfer agent fees                                                                     52
Professional fees                                                                       23
Registration fees                                                                       15
Shareholder servicing fees                                                              96
Trustees' fees                                                                          14
Miscellaneous                                                                           19
                                                                                ----------

Expenses before reductions                                                           1,407
Expense reductions                                                                      (1)
                                                                                ----------

Expenses, net                                                                                     1,406
                                                                                             ----------

Net investment income (loss)                                                                     13,584
                                                                                             ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                          5,145
Futures contracts                                                                      937        6,082
                                                                                ----------

Net change in unrealized appreciation (depreciation) on:
Investments                                                                          2,367
Futures contracts                                                                      157
Options written                                                                         (6)       2,518
                                                                                ----------   ----------

Net realized and unrealized gain (loss)                                                           8,600
                                                                                             ----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                        $   22,184
                                                                                             ==========

See accompanying notes which are an integral part of the financial statements.

SSgA
BOND MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                      2002           2001
                                                                   ----------     ----------
INCREASE (DECREASE) IN
NET ASSETS

OPERATIONS

Net investment income (loss)                                       $   13,584     $   16,997
Net realized gain (loss)                                                6,082         10,210
Net change in unrealized appreciation (depreciation)                    2,518          5,912
                                                                   ----------     ----------

Net increase (decrease) in net assets from operations                  22,184         33,119
                                                                   ----------     ----------

DISTRIBUTIONS
From net investment income                                            (14,144)       (19,860)
                                                                   ----------     ----------

SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions          (8,105)       (51,545)
                                                                   ----------     ----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                               (65)       (38,286)

NET ASSETS
Beginning of period                                                   287,341        325,627
                                                                   ----------     ----------
End of period (including undistributed net investment income of
$1,370 and $1,930, respectively)                                   $  287,276     $  287,341
                                                                   ==========     ==========

See accompanying notes which are an integral part of the financial statements.

SSgA
BOND MARKET FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                FISCAL YEARS ENDED AUGUST 31,
                                            ----------------------------------------------------------------------
                                               2002*          2001           2000           1999           1998
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD        $    10.16     $     9.70     $     9.63     $    10.35     $     9.97
                                            ----------     ----------     ----------     ----------     ----------
INCOME FROM OPERATIONS
Net investment income (loss)(a)                    .48            .57            .58            .54            .55
Net realized and unrealized gain (loss)            .28            .54            .06           (.52)           .40
                                            ----------     ----------     ----------     ----------     ----------

Total income (loss) from operations                .76           1.11            .64            .02            .95
                                            ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS
From net investment income                        (.50)          (.65)          (.57)          (.54)          (.54)
From net realized gain                              --             --             --           (.20)          (.03)
                                            ----------     ----------     ----------     ----------     ----------

Total distributions                               (.50)          (.65)          (.57)          (.74)          (.57)
                                            ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD              $    10.42     $    10.16     $     9.70     $     9.63     $    10.35
                                            ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (%)                                  7.76          11.87           6.92            .07           9.86

RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period (in thousands)       287,276        287,341        325,627        269,284        190,151

Ratios to average net assets (%):
Operating expenses, net (b)                        .49            .46            .48            .50            .48
Operating expenses, gross (b)                      .49            .46            .48            .50            .52
Net investment income                             4.71           5.75           6.09           5.50           5.74

Portfolio turnover rate (%)                     532.00         388.98         248.34         327.83         300.77

* As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $.02, increase the net realized and net unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.72% to 4.53%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(a)  Average month-end shares outstanding were used for this calculation.

(b)  See Note 4 for current periods amounts.

See accompanying notes which are an integral part of the financial statements.

SSgA
BOND MARKET FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Bond Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     REVISED AICPA AUDIT AND ACCOUNTING GUIDE: As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to September 1, 2001, the Fund included paydown gains and losses in realized gain (loss) on investment transactions.

     The effect of this change for the year ended August 31, 2002, was to decrease net investment income by $528,803, and increase net realized gains by $528,803. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

     SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

     Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

     Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investment in certain fixed income securities purchased at a discount, mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

          Cost of Investments for Tax Purposes                  $  325,126,083
          Gross Tax Unrealized Appreciation                          9,973,914
          Gross Tax Unrealized Depreciation                         (1,214,947)
                                                                --------------
          Net Tax Unrealized Appreciation (Depreciation)        $    8,758,967
                                                                ==============
          Undistributed Ordinary Income                         $    4,334,727
          Undistributed Long-Term Gains
          (Capital Loss Carryforward)                           $    1,543,270

          TAX COMPOSITION OF DISTRIBUTIONS:

          Ordinary Income                                       $   14,144,008
          Long-Term Capital Gains                               $           --
          Tax Return of Capital                                 $           --

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

     FORWARD COMMITMENTS/MORTGAGE DOLLAR ROLLS: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. For example, the Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund sells a mortgage security and simultaneously contracts to repurchase a substantially similar mortgage security on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage security. The Fund is compensated by the difference between the current sales price and the lower forward price of the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A forward commitment transaction involves a risk of loss if the value of the security to be sold by the Fund declines below the repurchase price of those securities or the other party to the transaction fails to complete the transaction.

     DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

     The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

     OPTIONS: The Fund may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. This Fund may also purchase and sell call and put options on foreign currencies.

     When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

     The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

     WRITTEN OPTIONS CONTRACTS: Fund transactions in written options contracts for the period ended August 30, 2002 were as follows:

                                              NUMBER OF           PREMIUMS
                                              CONTRACTS           RECEIVED
                                              ----------         ----------
          Outstanding at August 31, 2001              --         $       --
          Written                                  2,473              1,265
          Terminated in closing
          purchase transactions                   (1,553)              (811)
          Expired                                   (520)               (43)
                                              ----------         ----------
          Outstanding at August 31, 2002             400         $      411
                                              ==========         ==========

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $227,055,756 and $225,482,171, respectively.

     For the period ended August 31, 2002, purchases, sales, and maturities of US Government and Agency obligations, excluding short-term investments, aggregated to $1,457,705,433, and $1,416,317,774, respectively.

     SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, there were no outstanding securities on loan and no income earned during the period.

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. The Adviser has contractually agreed to reimburse the Fund for all expenses in excess of .50% of average daily net assets on an annual basis. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $1,459 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $63,927, $6,306 and $14,700 by State Street, Global Markets and CitiStreet, respectively. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

          Advisory fees                   $     75,869
          Administration fees                   10,477
          Custodian fees                         7,996
          Distribution fees                      2,547
          Shareholder servicing fees            15,125
          Transfer agent fees                    8,626
          Trustees' fees                           965
                                          ------------
                                          $    121,605
                                          ============

5.   FUND SHARE TRANSACTIONS (amounts in thousands)

                                                        FISCAL YEARS ENDED AUGUST 31,
                                           -------------------------------------------------------
                                                     2002                          2001
                                           -------------------------     -------------------------
                                             SHARES         DOLLARS        SHARES         DOLLARS
                                           ----------     ----------     ----------     ----------
          Proceeds from shares sold            13,281     $  134,148          9,541     $   94,152
          Proceeds from reinvestment of
          distributions                           640          6,429            810          7,895
          Payments for shares redeemed        (14,643)      (148,682)       (15,644)      (153,592)
                                           ----------     ----------     ----------     ----------
          Total net increase (decrease)          (722)    $   (8,105)        (5,293)    $  (51,545)
                                           ==========     ==========     ==========     ==========

6.   INTERFUND LENDING PROGRAM

     The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

7.   DIVIDENDS

     On September 3, 2002, the Board of Trustees declared a dividend of $.0939 from net investment income, payable on September 9, 2002 to shareholders of record on September 4, 2002.

SSgA
BOND MARKET FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                                     NO. OF
                        POSITION(S) HELD                                                           PORTFOLIOS
      NAME,               WITH FUND AND        TERM                 PRINCIPAL OCCUPATION(S)        IN COMPLEX            OTHER
     ADDRESS,               LENGTH OF           OF                      DURING THE                  OVERSEEN         DIRECTORSHIPS
       AGE                 TIME SERVED        OFFICE                   PAST 5 YEARS                BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson        Trustee            Appointed until   -  Vice Chairman,                         25           Trustee,
909 A Street            since 1988         successor is         Frank Russell Company;                              Frank Russell
Tacoma, WA 98402                           duly elected                                                             Investment
                                           and qualified     -  Chairman of the Board,                              Company Funds
Age 63                                                          Frank Russell Investment                            and Russell
                                                                Management Company and                              Insurance Funds
                                                                Frank Russell Trust Company;                        (investment
                                                                                                                    companies)

                        President and      Until successor   -  Chairman of the Board and
                        Chairman of        is chosen and        Chief Executive Officer, Russell
                        the Board          qualified by         Fund Distributors, Inc.; and
                        since 1988         the Trustees.
                                                             -  Director, Russell Insurance
                                                                Agency, Inc., Frank Russell
                                                                Investments (Ireland) Limited,
                                                                Frank Russell Investment Company
                                                                PLC; Frank Russell Investment
                                                                Company II PLC, Frank Russell
                                                                Investment Company III PLC,
                                                                Frank Russell Institutional Funds
                                                                PLC, Frank Russell Qualifying
                                                                Investor Fund, and Frank Russell
                                                                Investments (Cayman) Ltd.

                                                                                                     NO. OF
                        POSITION(S) HELD                                                           PORTFOLIOS
      NAME,               WITH FUND AND        TERM                 PRINCIPAL OCCUPATION(S)        IN COMPLEX            OTHER
     ADDRESS,               LENGTH OF           OF                      DURING THE                  OVERSEEN         DIRECTORSHIPS
       AGE                 TIME SERVED        OFFICE                   PAST 5 YEARS                BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall     Trustee            Appointed until   -  Chief Executive Officer and            25           None
33 West Court Street    since 1988         successor is         President, Wm. L. Marshall
Doylestown, PA                             duly elected         Associates, Inc., Wm. L. Marshall
18901                                      and qualified        Companies, Inc. and the
                                                                Marshall Financial Group
Age 59                                                          (a registered investment advisor
                                                                and provider of financial and
                                                                related consulting services);

                                                             -  Certified Financial Planner and
                                                                Member, Institute of Certified
                                                                Financial Planners; and

                                                             -  Registered Representative for
                                                                Securities with FSC Securities
                                                                Corp., Atlanta, Georgia.

Steven J. Mastrovich    Trustee            Appointed until   -  September 2000 to Present,             25           None
522 5th Avenue          since 1988         successor is         Global Head of Structured Real
New York, NY                               duly elected         Estate, J.P. Morgan Investment
10036                                      and qualified        Management

Age 45                                                       -  January 2000 to September 2000,
                                                                Managing Director,
                                                                HSBC Securities (USA) Inc.

                                                             -  From 1998 to 2000, President,
                                                                Key Global Capital, Inc.;

                                                             -  From 1997 to 1998, Partner, Squire,
                                                                Sanders & Dempsey (law firm);
                                                                and

                                                             -  From 1994 to 1997, Partner,
                                                                Brown, Rudnick, Freed & Gesmer
                                                                (law firm).

                                                                                                     NO. OF
                        POSITION(S) HELD                                                           PORTFOLIOS
      NAME,               WITH FUND AND        TERM                 PRINCIPAL OCCUPATION(S)        IN COMPLEX            OTHER
     ADDRESS,               LENGTH OF           OF                      DURING THE                  OVERSEEN         DIRECTORSHIPS
       AGE                 TIME SERVED        OFFICE                   PAST 5 YEARS                BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley        Trustee          Appointed until     - Partner, Riley, Burke & Donahue,        25           Director -
One Corporate Place     since 1988       successor is          L.L.P. (law firm).                                   SSgA Cash
55 Ferncroft Road                        duly elected                                                               Management
Danvers, MA 01923                        and qualified                                                              Fund PLC,
                                                                                                                    State Street
Age 53                                                                                                              Global Advisors
                                                                                                                    Ireland, Ltd.

Richard D. Shirk        Trustee          Appointed until     - 1996 to May 2002, Chairman,             25           None
1180 Brookgate Way      since 1988       successor is          Cerulean Companies, Inc.
N.E.                                     duly elected          (Retired);
Atlanta, GA 30319                        and qualified
                                                             - 1996 to March 2001, President and
                                                               CEO, Cerulean Companies, Inc.;
Age 56
                                                             - 1992 to March 2001, President
                                                               and Chief Executive Officer, Blue
                                                               Cross/Blue Shield of Georgia;

                                                             - 1993 to November 2001, Chairman
                                                               and Board Member, Georgia Caring
                                                               for Children Foundation (private
                                                               foundation); and

                                                             - 1998 to Present, Board Member,
                                                               Healthcare Georgia Foundation
                                                               (private foundation)

Bruce D. Taber          Trustee          Appointed until     - Consultant, Computer Simulation,        25           Director -
26 Round Top Road       since 1991       successor is          General Electric Industrial Control                  SSgA Cash
Boxford, MA 01921                        duly elected          Systems.                                             Management
                                         and qualified                                                              Fund PLC,
Age 59                                                                                                              State Street
                                                                                                                    Global Advisors
                                                                                                                    Ireland, Ltd.

                                                                                                     NO. OF
                        POSITION(S) HELD                                                           PORTFOLIOS
      NAME,               WITH FUND AND        TERM                 PRINCIPAL OCCUPATION(S)        IN COMPLEX            OTHER
     ADDRESS,               LENGTH OF           OF                      DURING THE                  OVERSEEN         DIRECTORSHIPS
       AGE                 TIME SERVED        OFFICE                   PAST 5 YEARS                BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd           Trustee            Appointed until    - Chairman, President and CEO,           25            Director -
150 Domorah Drive       since 1988         successor is         A.M. Todd Group, Inc.; and                           SSgA Cash
Montgomeryville,                           duly elected                                                              Management
PA 18936                                   and qualified      - President and CEO, Zink & Triest                     Fund PLC,
                                                                Co., Inc. (dealer in vanilla flavor                  State Street
                                                                materials).                                          Global Advisors
                                                                                                                     Ireland, Ltd.

Age 55

                        POSITION(S) HELD
NAME,                     WITH FUND AND        TERM                             PRINCIPAL OCCUPATION(S)
ADDRESS,                    LENGTH OF           OF                                     DURING THE
AGE                        TIME SERVED        OFFICE                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold       Vice President     Until successor   -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street            and Secretary      is chosen and        Frank Russell Company
Tacoma, WA 98402        since 1994         qualified by
                                           Trustees          -  Assistant Secretary and Associate General Counsel, Frank Russell
                                                                Investment Management Company, Frank Russell Capital Inc. and
                                                                Frank Russell Investments (Delaware), Inc.;
Age 45
                                                             -  Assistant Secretary and Associate General Counsel,
                                                                Russell Fund Distributors, Inc.

                                                             -  Director, Secretary and Associate General Counsel,
                                                                Frank Russell Securities, Inc.;

                                                             -  Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson         Treasurer and      Until successor   -  Director - Funds Administration, Frank Russell Investment
909 A Street            Chief              is chosen and        Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402        Accounting         qualified by
                        Officer            Trustees          -  Treasurer and Chief Accounting Officer, Frank Russell Investment
                        since 2000                              Company and Russell Insurance Funds.

Age 38

SSGA BOND MARKET FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
    Lynn L. Anderson, Chairman
    William L. Marshall
    Steven J. Mastrovich
    Patrick J. Riley
    Richard D. Shirk
    Bruce D. Taber
    Henry W. Todd

OFFICERS
    Lynn L. Anderson, President and CEO
    Mark E. Swanson, Treasurer and Principal Accounting Officer
    J. David Griswold, Vice President and Secretary
    Deedra S. Walkey, Assistant Secretary
    Ross E. Erickson, Assistant Treasurer
    David J. Craig, Assistant Treasurer
    Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
    SSgA Funds Management, Inc.
    One International Place, 27th Floor
    Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
    State Street Bank and Trust Company
    1776 Heritage Drive
    North Quincy, Massachusetts 02171
    (800) 647-7327

DISTRIBUTOR
    State Street Global Markets, LLC
    One International Place, 27th Floor
    Boston, Massachusetts 02110
    (800) 997-7327

ADMINISTRATOR
    Frank Russell Investment Management Company
    909 A Street
    Tacoma, Washington 98402

LEGAL COUNSEL
    Goodwin Procter LLP
    Exchange Place
    Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    160 Federal Street
    Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

S&P 500 INDEX FUND

AUGUST 31, 2002

                                 SSgA(R) FUNDS

                               S&P 500 INDEX FUND

                         Annual Report August 31, 2002

                               Table of Contents


                                                                Page

Chairman's Letter                                                  3

Portfolio Management Discussion and Analysis                       4

Report of Independent Accountants                                  6

Financial Statements                                               7

Financial Highlights                                              10

Notes to Financial Statements                                     11

Disclosure of Information About Fund Trustees                     15

Fund Management and Service Providers                             19

Financial Statements of the Portfolio                             20

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA S&P 500 INDEX FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA S&P 500 Index Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                    /s/ Agustin J. Fleites

Timothy B. Harbert                        Agustin J. Fleites
State Street Global Advisors              SSgA Funds Management, Inc.
Chairman and Chief Executive Officer      President

SSgA S&P 500 INDEX FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: To replicate the total return of the S&P 500(R) Index before expenses.

INVESTS IN: Shares of the State Street Equity 500 Index Portfolio.

STRATEGY: The Portfolio's holdings are composed of the 500 stocks in the S&P 500(R) Index. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market.


[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

DATES            S&P 500 INDEX FUND         S&P 500(R) INDEX**
    *                $ 10,000                   $ 10,000
 1993                $ 10,806                   $ 10,842
 1994                $ 11,377                   $ 11,435
 1995                $ 13,780                   $ 13,887
 1996                $ 16,323                   $ 16,488
 1997                $ 22,901                   $ 23,191
 1998                $ 24,713                   $ 25,068
 1999                $ 34,479                   $ 35,050
 2000                $ 40,086                   $ 40,770
 2001                $ 30,272                   $ 30,827
 2002                $ 24,763                   $ 25,280
Total                $239,500                   $242,838

PERFORMANCE REVIEW

The Fund closed the fiscal year ended August 31, 2002 with a loss of 18.20%, closely mirroring the S&P 500(R) Index, which fell 17.99%. The Fund's performance includes operating expenses of 16 basis points, whereas Index returns do not include expenses of any kind.

The SSgA S&P 500 Index Fund invests all of its assets in the State Street Equity 500 Index Portfolio (the "Portfolio"). Under this arrangement, the SSgA S&P 500 Index Fund does not hold any individual securities, but based on its shares outstanding in the Portfolio, receives an allocation of income, expenses, and capital gains/losses generated by the Portfolio. The Portfolio is designed to replicate the performance of the S&P 500(R) Index, minus expenses, by purchasing shares of the securities comprising the Index in proportion with Index weightings.



SSgA S&P 500 INDEX FUND

Period Ended                   Growth of             Total
08/31/02                         $10,000            Return
------------                 -----------           ---------
1 Year                       $     8,180          (18.20)%
5 Years                      $    10,813            1.58%+
Inception                    $    24,763            9.83%+

STANDARD & POOR'S(R)     500 COMPOSITE STOCK PRICE INDEX

Period Ended                   Growth of             Total
08/31/02                         $10,000            Return
------------                 -----------           ---------
1 Year                       $     8,201          (17.99)%
5 Years                      $    10,901            1.74%+
Inception                    $    25,318           10.07%+

SEE RELATED NOTES ON FOLLOWING PAGE.

MARKET AND PORTFOLIO HIGHLIGHTS

The terrorist attacks on September 11, 2001 dealt a temporary blow to the US economy. After a short period, the US economy regained its footing and resumed the slow recovery from the 2001 recession.

The markets were dealt another blow in the second fiscal quarter. This time the attack came from within and was perhaps even more damaging to the US equity markets. The accounting scandals and corporate malfeasance perpetrated by executives from such well-known firms as Arthur Andersen, Enron, WorldCom, and Global Crossing cast serious doubts on the value of financial information.

Although consumer spending has remained strong, interest rates remain low and initial jobless claims are trending down, it has not been enough to elevate the markets' performance. As a result, from April to July 2002 the S&P 500(R) Index was down 20.14%.

In July, Standard & Poor's initiated a significant change to the S&P 500(R) Index. On July 9th, S&P announced that as of the close on July 19th, several non-US based constituents would be removed from the Index. Royal Dutch Petroleum, Unilever NV, Placer Dome, Nortel Networks, Inco Ltd., Alcan Inc., and Barrick Gold Corp. were removed so that the S&P 500(R) Index would become a more relevant and accurate benchmark for the large cap US equity market. UPS, SunGard Data Systems, Prudential Financial Inc., Principal Financial Group, Goldman Sachs Group, Electronic Arts and eBay Inc. were designated to replace the excised securities.

There were plenty of poor performing stocks in the S&P 500(R) Index over the past fiscal year. Over 60% of the issues in the Index posted losses for the twelve months ended August 31, 2002. The worst performing stocks in the S&P 500(R) Index over the past year were in the utility sector. The continued fallout from the California energy crisis as well as the prospect of intensified Middle East conflict and war with Iraq has put significant pressure on the sector. Dynegy, down 94.53%, was the worst performer over the past year.

Not all the news and results for the S&P 500(R) Index has been negative for the twelve months ended August 31, 2002. Ball Corp., a beverage can maker, was the best performer, recording a return of 90.52%. In the consumer discretionary sector, casino company Harrah's Entertainment was also a strong performer, posting a return of 66.34%. Also in the consumer discretionary sector, auto parts maker TRW turned in solid performance of 65.06% for the past fiscal year.



TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)          AUGUST 31, 2002

General Electric Co.                                    3.3%
Microsoft Corp.                                          3.0
Exxon Mobil Corp.                                        2.7
Wal-Mart Stores, Inc.                                    2.7
Pfizer, Inc.                                             2.3
Citigroup, Inc.                                          1.9
American Intl. Group, Inc.                               1.8
Johnson & Johnson                                        1.8
IBM                                                      1.4
Coca Cola Co.                                            1.4

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

* The Fund commenced operations on December 30, 1992. Index comparison began December 31, 1992.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+      Annualized.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Funds. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA S&P 500 Index Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
-------------------------------
    PricewaterhouseCoopers LLP

Boston, Massachusetts
October 17, 2002

SSgA
S&P 500 INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                   AUGUST 31, 2002

ASSETS
Investment in State Street Equity 500 Index Portfolio, at value                       $ 1,620,030
Receivable for Fund shares sold                                                             4,800
Prepaid expenses                                                                               86
                                                                                      -----------
Total assets                                                                            1,624,916

LIABILITIES
Payables:
Fund shares redeemed                                                   $20,100
Accrued fees to affiliates                                                 704
Other accrued expenses                                                      43
                                                                       --------
Total liabilities                                                                          20,847
                                                                                      -----------
NET ASSETS                                                                            $ 1,604,069
                                                                                      ===========
NET ASSETS CONSIST OF:
Undistributed net investment income                                                   $     5,650
Accumulated net realized gain (loss) allocated from Portfolio                            (268,045)
Unrealized appreciation (depreciation) allocated from Portfolio on:
Investments                                                                              (163,502)
Futures contracts                                                                          (1,243)
Shares of beneficial interest                                                                 106
Additional paid-in capital                                                              2,031,103
                                                                                      -----------
NET ASSETS                                                                            $ 1,604,069
                                                                                      ===========
NET ASSET VALUE, offering and redemption price per share:
($1,604,068,985 divided by 105,829,801 shares of $.001 par value
shares of beneficial interest outstanding)                                            $     15.16
                                                                                      ===========

See accompanying notes which are an integral part of the financial statements.

SSgA
S&P 500 INDEX FUND

STATEMENT OF OPERATIONS
Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Dividends (net of foreign taxes withheld of $107)                                                      $   28,392
Interest                                                                                                    1,251
Expenses                                                                                                     (906)
                                                                                                       -----------
Total investment income allocated from Portfolio                                                           28,737

FUND LEVEL EXPENSES
Administrative fees                                                                       $     409
Fund accounting fees                                                                             18
Distribution fees                                                                               624
Transfer agent fees                                                                             269
Professional fees                                                                                28
Registration fees                                                                                25
Shareholder servicing fees                                                                      885
Trustees' fees                                                                                   39
Miscellaneous                                                                                    79
                                                                                          ----------
Total Fund level expenses                                                                                   2,376
                                                                                                       -----------
Net investment income (loss)                                                                               26,361
                                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM PORTFOLIO
Net realized gain (loss) on:
Investment transactions                                                                    (107,981)
Futures transactions                                                                        (11,786)     (119,767)
Net change in unrealized appreciation (depreciation) on:                                  -----------
Investments                                                                                (294,917)
Futures contracts                                                                             4,355      (290,562)
                                                                                          ------------ -----------
Net realized and unrealized gain (loss)                                                                  (410,329)
                                                                                                       -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                  $ (383,968)
                                                                                                       ===========

See accompanying notes which are an integral part of the financial statements.

SSgA
S&P 500 INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,



                                                                      2002               2001
                                                                  -------------   --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)                                      $     26,361    $     29,161
Net realized gain (loss)                                              (119,767)        (57,242)
Net change in unrealized appreciation                                 (290,562)       (720,681)
(depreciation)
                                                                  --------------  -------------
Net increase (decrease) in net assets from operations                 (383,968)       (748,762)
                                                                  --------------  -------------
DISTRIBUTIONS
From net investment income                                             (27,390)        (29,710)
From net realized gain                                                      --        (134,178)
                                                                  --------------  -------------
Net decrease in net assets from distributions                          (27,390)       (163,888)
                                                                  --------------  -------------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions         (304,813)        127,723
                                                                  --------------  -------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                           (716,171)       (784,927)

NET ASSETS
Beginning of period                                                  2,320,240       3,105,167
                                                                  --------------  -------------
End of period (including undistributed net investment income of
$5,650 and $6,760, respectively)                                  $  1,604,069    $  2,320,240
                                                                  ==============  =============

See accompanying notes which are an integral part of the financial statements.

SSgA
S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                               FISCAL YEARS ENDED AUGUST 31,
                                           ----------------------------------------------------------------------------------
                                                   2002              2001          2000            1999              1998
                                           -----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $       18.77    $       26.41    $       23.74    $       19.42    $       18.96
                                           --------------   ---------------  --------------   --------------   --------------
INCOME FROM OPERATIONS
Net investment income (loss)(a)                      .23              .24              .27              .29              .31
Net realized and unrealized gain (loss)            (3.61)           (6.46)            3.40             6.74             1.18
                                           --------------   ---------------  --------------   --------------   --------------
Total income from operations                       (3.38)           (6.22)            3.67             7.03             1.49
                                           --------------   ---------------  --------------   --------------   --------------
DISTRIBUTIONS
From net investment income                          (.23)            (.25)            (.28)            (.29)            (.32)
From net realized gain                                --            (1.17)            (.72)           (2.42)            (.71)
                                           --------------   ---------------  --------------   --------------   --------------
Total distributions                                 (.23)           (1.42)           (1.00)           (2.71)           (1.03)
                                           --------------   ---------------  --------------   --------------   --------------
NET ASSET VALUE, END OF PERIOD             $       15.16    $       18.77    $       26.41    $       23.74    $       19.42
                                           ==============   ===============  ==============   ==============   ==============
TOTAL RETURN (%)                                  (18.20)          (24.48)           16.26            39.52             7.91

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)       1,604,069        2,320,240        3,105,167        2,673,963        1,615,913

Ratios to average net assets (%):
Operating expenses, net (b)(c)                       .16              .17              .18              .18              .17
Operating expenses, gross (b)(c)                     .16              .17              .24              .28              .27
Net investment income                               1.31             1.12             1.08             1.29             1.50

Portfolio turnover of the Fund (%)(d)                N/A              N/A            16.43            13.80            26.17

Portfolio turnover of the Portfolio (%)            16.02            12.01            14.00              N/A              N/A

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(b)  See Note 4 for current periods amounts.

(c) Expense ratios for the periods subsequent to June 1, 2000 (commencement of Master-Feeder structure) include the Fund's share of the Portfolio's allocated expenses.

(d) Portfolio turnover represents the rates of portfolio activity for the periods through May 31, 2000, while the Fund was making investments directly in securities.

See accompanying notes which are an integral part of the financial statements.

SSgA
S&P 500 INDEX FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA S&P 500 Index Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

     The Fund invests all of its investable assets in interests in State Street Equity 500 Index Portfolio (the "Portfolio"). The investment objective and policies of the Portfolio are the same as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 81.3% at August 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     INVESTMENT INCOME: The Fund records daily its proportionate share of the Portfolio's income, expenses and realized gains and losses.

     OTHER: Investment transactions are accounted for on a trade date basis.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had net tax basis capital loss carryovers of $7,245,507 and $57,372,745, which may be applied against any realized net taxable gains in each succeeding year or until it's expiration date of August 31, 2009 and August 31, 2010, respectively. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $105,597,069 incurred from November 1, 2001 to August 31, 2002 and treat it as arising in fiscal year 2003. At August 31, 2002, there were no significant differences between book basis and tax basis components of net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends quarterly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     Federal income tax regulations differ from generally accepted accounting principles. Income and gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences primarily relate to realized gains on redemptions in-kind.

     EXPENSES: Most expenses can be directly attributed to the Fund. Additionally, expenses allocated from the Portfolio are recorded and identified separately in the Statement of Operations. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: Net daily increases and decreases in the Fund's investment in the Portfolio aggregated $454,075,498 and $773,913,036 respectively, for the period ended August 31, 2002. Three redemptions in-kind of securities resulted in a realized gain of $65,259,913.

4.   RELATED PARTIES

     ADVISER: The Fund is allocated a charge for a management fee from the Portfolio, calculated daily at an annual rate of .045% of its average daily net assets. This fee relates to the advisory, custody and administrative fees provided by the Portfolio on behalf of its investors. The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. The Adviser has agreed to reimburse the Fund for all fund and allocated Portfolio expenses that exceed .18%. See Note 4 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Investment Company also has contracts with State Street to provide fund accounting, shareholder servicing and transfer agent services to the Fund. These amounts are presented on the accompanying Statement of Operations.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Fund: $0 to $1 billion - .0315%; over $1 billion - .01%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .100% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $500,598, $5,952 and $167,506 by State Street, Global Markets and CitiStreet, respectively. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE
     AS FOLLOWS:
         Administration fees          $   31,415
         Fund accounting fees             12,506
         Distribution fees               160,208
         Shareholder servicing fees      444,554
         Transfer agent fees              51,944
         Trustees' fees                    3,101
                                      ----------
                                      $  703,728
                                      ==========

5.   FUND SHARE TRANSACTIONS (amounts in thousands)


                                                               FISCAL YEARS ENDED AUGUST 31,
                                           --------------------------------------------------------------
                                                            2002                           2001
                                           --------------------------------------------------------------
                                              SHARES        DOLLARS          SHARES         DOLLARS
                                           --------------------------------------------------------------
       Proceeds from shares sold             46,373    $    823,109          43,790    $    933,859
       Proceeds from reinvestment of
       distributions                          1,265          23,240           6,627         151,966
       Payments for shares redeemed         (65,419)     (1,151,162)        (44,382)       (958,102)
                                            ---------  -------------        ---------  --------------
       Total net increase (decrease)        (17,781)   $   (304,813)          6,035    $    127,723
                                           ==========  =============        =========  ===============

6.   INTERFUND LENDING PROGRAM

     The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.



7.   DIVIDENDS

     On September 3, 2002, the Board of Trustees declared a dividend of $.0596 from net investment income, payable on September 9, 2002 to shareholders of record on September 4, 2002.

SSgA
S&P 500 INDEX FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES
                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.SSgAfunds.com.

                                                                                                  NO. OF
                          POSITION(S) HELD                                                       PORTFOLIOS
  NAME,                    WITH FUND AND      TERM             PRINCIPAL OCCUPATION(S)           IN COMPLEX        OTHER
ADDRESS,                     LENGTH OF         OF                     DURING THE                  OVERSEEN     DIRECTORSHIPS
  AGE                       TIME SERVED      OFFICE                  PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
INTERESTED TRUSTEES

Lynn L. Anderson          Trustee         Appointed until    -  Vice Chairman,                   25           Trustee,
909 A Street              since 1988      successor is          Frank Russell Company;                        Frank Russell
Tacoma, WA 98402                          duly elected                                                        Investment
                                          and qualified      -  Chairman of the Board,                        Company Funds
Age 63                                                          Frank Russell Investment                      and Russell
                                                                Management Company and                        Insurance Funds
                                                                Frank Russell Trust Company                   (investment
                                                                                                              companies)

                          President and   Until successor    -  Chairman of the Board and
                          Chairman of     is chosen and         Chief Executive Officer, Russell
                          the Board       qualified by          Fund Distributors, Inc.; and
                          since 1988      the Trustees.
                                                             - Director, Russell Insurance
                                                               Agency, Inc., Frank Russell
                                                               Investments (Ireland) Limited,
                                                               Frank Russell Investment
                                                               Company PLC; Frank Russell
                                                               Investment Company II PLC,
                                                               Frank Russell Investment
                                                               Company III PLC, Frank Russell
                                                               Institutional Funds PLC, Frank
                                                               Russell Qualifying Investor
                                                               Fund, and Frank Russell
                                                               Investments (Cayman) Ltd.

                                                                                                  NO. OF
                          POSITION(S) HELD                                                       PORTFOLIOS
  NAME,                    WITH FUND AND      TERM             PRINCIPAL OCCUPATION(S)           IN COMPLEX        OTHER
ADDRESS,                     LENGTH OF         OF                     DURING THE                  OVERSEEN     DIRECTORSHIPS
  AGE                       TIME SERVED      OFFICE                  PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
INDEPENDENT TRUSTEES

William L. Marshall    Trustee         Appointed until - Chief Executive Officer and         25          None
33 West Court Street   since 1988      successor is      President, Wm. L. Marshall
Doylestown, PA                         duly elected      Associates, Inc., Wm. L. Marshall
18901                                  and qualified     Companies, Inc. and the
                                                         Marshall Financial Group
Age 59                                                   (a registered investment advisor
                                                         and provider of financial and
                                                         related consulting services);

                                                       - Certified Financial Planner and
                                                         Member, Institute of Certified
                                                         Financial Planners; and

                                                       - Registered Representative for
                                                         Securities with FSC Securities
                                                         Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee         Appointed until - September 2000 to Present,          25          None
522 5th Avenue         since 1988      successor is      Global Head of Structured Real
New York, NY                           duly elected      Estate, J.P. Morgan Investment
10036                                  and qualified     Management
                                                       - January 2000 to September 2000,
Age 45
                                                         Managing Director,
                                                         HSBC Securities (USA) Inc.

                                                       - From 1998 to 2000, President,
                                                         Key Global Capital, Inc.;

                                                       - From 1997 to 1998, Partner, Squire,
                                                         Sanders & Dempsey (law firm);
                                                         and
                                                       - From 1994 to 1997, Partner, Brown,
                                                         Rudnick, Freed & Gesmer (law firm).

                                                                                                  NO. OF
                          POSITION(S) HELD                                                       PORTFOLIOS
  NAME,                    WITH FUND AND      TERM             PRINCIPAL OCCUPATION(S)           IN COMPLEX        OTHER
ADDRESS,                     LENGTH OF         OF                     DURING THE                  OVERSEEN     DIRECTORSHIPS
  AGE                       TIME SERVED      OFFICE                  PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

INDEPENDENT TRUSTEES (CONTINUED)
Patrick J. Riley        Trustee         Appointed until - Partner, Riley, Burke & Donahue,    25          Director -
One Corporate Place     since 1988      successor is      L.L.P. (law firm).                              SSgA Cash
55 Ferncroft Road                       duly elected                                                      Management
Danvers, MA 01923                       and qualified                                                     Fund PLC,
                                                                                                          State Street
Age 53                                                                                                    Global Advisors
                                                                                                          Ireland, Ltd.

Richard D. Shirk        Trustee         Appointed until - 1996 to May 2002, Chairman,         25          None
1180 Brookgate Way      since 1988      successor is      Cerulean Companies, Inc.
N.E.                                    duly elected      (Retired);
Atlanta, GA 30319                       and qualified
                                                        - 1996 to March 2001, President
Age 56                                                    and CEO, Cerulean Companies, Inc.;

                                                        - 1992 to March 2001, President
                                                          and Chief Executive Officer, Blue
                                                          Cross/Blue Shield of Georgia;

                                                        - 1993 to November 2001, Chairman
                                                          and Board Member, Georgia Caring
                                                          for Children Foundation (private
                                                          foundation); and

                                                        - 1998 to Present, Board Member,
                                                          Healthcare Georgia Foundation
                                                          (private foundation)

Bruce D. Taber          Trustee         Appointed until - Consultant, Computer Simulation,    25          Director -
26 Round Top Road       since 1991      successor is      General Electric Industrial Control             SSgA Cash
Boxford, MA 01921                       duly elected      Systems.                                        Management
                                        and qualified                                                     Fund PLC,
Age 59                                                                                                    State Street
                                                                                                          Global Advisors
                                                                                                          Ireland, Ltd.

                                                                                              NO. OF
                       POSITION(S) HELD                                                     PORTFOLIOS
  NAME,                  WITH FUND AND      TERM           PRINCIPAL OCCUPATION(S)          IN COMPLEX        OTHER
ADDRESS,                   LENGTH OF         OF                  DURING THE                  OVERSEEN     DIRECTORSHIPS
  AGE                     TIME SERVED      OFFICE               PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd          Trustee          Appointed until - Chairman, President and CEO,      25           Director -
150 Domorah Drive      since 1988       successor is      A.M. Todd Group, Inc.; and                     SSgA Cash
Montgomeryville,                        duly elected                                                     Management
PA 18936                                and qualified   - President and CEO, Zink & Triest               Fund PLC,
                                                          Co., Inc. (dealer in vanilla                   State Street
                                                          flavor
Age 55                                                    materials).                                    Global Advisors
                                                                                                         Ireland, Ltd.

                      POSITION(S) HELD
  NAME,                 WITH FUND AND       TERM           PRINCIPAL OCCUPATION(S)
ADDRESS,                 LENGTH OF           OF                  DURING THE
  AGE                   TIME SERVED        OFFICE               PAST 5 YEARS

OFFICERS

J. David Griswold      Vice President   Until successor  - Director, Global Regulatory Policy and Assistant Secretary,
909 A Street           and Secretary    is chosen and      Frank Russell Company
Tacoma, WA 98402       since 1994       qualified by
                                        Trustees         - Assistant Secretary and Associate General Counsel, Frank Russell
Age 45                                                     Investment Management Company, Frank Russell Capital Inc. and
                                                           Frank Russell Investments (Delaware), Inc.;

                                                         - Assistant Secretary and Associate General Counsel,
                                                           Russell Fund Distributors, Inc.

                                                         - Director, Secretary and Associate General Counsel,
                                                           Frank Russell Securities, Inc.;

                                                         - Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson        Treasurer and    Until successor  - Director - Funds Administration, Frank Russell Investment
909 A Street           Chief            is chosen and      Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402       Accounting       qualified by
                       Officer          Trustees         - Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                 since 2000                          Company and Russell Insurance Funds.

SSgA S&P 500 INDEX FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327


TRUSTEES
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd


OFFICERS
  Lynn L. Anderson, President and CEO
  Mark E. Swanson, Treasurer and Principal
    Accounting Officer
  J. David Griswold, Vice President and Secretary
  Deedra S. Walkey, Assistant Secretary
  Ross E. Erickson, Assistant Treasurer
  David J. Craig, Assistant Treasurer
  Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
  SSgA Funds Management, Inc.
  One International Place, 27th Floor
  Boston, Massachusetts 02110


CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171
  (800) 647-7327


DISTRIBUTOR
  State Street Global Markets, LLC
  One International Place, 27th Floor
  Boston, Massachusetts 02110
  (800) 997-7327

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402


LEGAL COUNSEL
  Goodwin Procter LLP
  Exchange Place
  Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

STATE STREET EQUITY 500 INDEX PORTFOLIO

                                            PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                                                 August 31, 2002

                                                           MARKET
                                                            VALUE
                                                           (000)
                                           SHARES             $
                                       -------------   ------------
COMMON STOCKS - 96.1%
CONSUMER DISCRETIONARY - 12.9%
American Greetings Corp. Class A           14,257           238
AOL Time Warner, Inc. (a)               1,005,220        12,716
AutoZone, Inc. (a)                         23,847         1,725
Bed Bath & Beyond, Inc. (a)                67,470         2,162
Best Buy Co. (a)                           72,222         1,531
Big Lots, Inc. (a)                         25,322           427
Black & Decker Corp.                       18,104           812
Brunswick Corp.                            21,354           522
Carnival Corp.                            134,344         3,287
Centex Corp.                               13,876           701
Circuit City Stores-Circuit
City Group                                 46,552           649
Clear Channel
Communications, Inc. (a)                  137,556         4,702
Comcast Corp. Special Class (a)           216,435         5,151
Cooper Tire & Rubber Co.                   16,270           340
Costco Wholesale Corp. (a)                103,990         3,473
Dana Corp.                                 33,120           561
Darden Restaurants, Inc.                   39,608         1,015
Delphi Corp.                              129,671         1,264
Dillard's, Inc. Class A                    19,043           468
Dollar General Corp.                       74,991         1,123
Dow Jones & Co., Inc.                      19,275           820
Eastman Kodak Co.                          67,399         2,058
eBay, Inc. (a)                             64,300         3,639
Family Dollar Stores, Inc.                 39,439         1,126
Federated Department
Stores, Inc. (a)                           45,382         1,629
Ford Motor Co.                            414,518         4,879
Fortune Brands, Inc.                       34,172         1,793
Gannett Co., Inc.                          61,024         4,635
Gap, Inc.                                 199,782         2,344
General Motors Corp.                      126,200         6,040
Goodyear Tire & Rubber Co.                 37,312           505
Harley-Davidson, Inc.                      69,365         3,415
Harrah's Entertainment, Inc. (a)           26,143         1,243
Hasbro, Inc.                               38,533           507
Hilton Hotels Corp.                        82,580           951
Home Depot, Inc.                          531,983        17,518
International Game Technology (a)          20,326         1,315
Interpublic Group Cos., Inc.               86,797         1,582
JC Penney & Co., Inc.                      60,332         1,047
Johnson Controls, Inc.                     19,978         1,724
Jones Apparel Group, Inc. (a)              29,043         1,048
KB HOME                                    11,619           557
Knight-Ridder, Inc.                        18,798         1,142
Kohl's Corp. (a)                           75,537         5,266
Leggett & Platt, Inc.                      43,605         1,010
Limited Brands                            117,192         1,792
Liz Claiborne, Inc.                        23,363           659
Lowe's Cos., Inc.                         174,929         7,239
Marriot International, Inc. Class A        54,861         1,796
Mattel, Inc.                              100,332         1,950
May Department Stores Co.                  64,616         1,895
Maytag Corp.                               17,003           555
McDonald's Corp.                          286,396         6,805
McGraw-Hill, Inc.                          44,528         2,824
Meredith Corp.                             11,123           441
New York Times Co. Class A                 33,970         1,603
Newell Rubbermaid, Inc.                    60,117         2,080
NIKE, Inc. Class B                         59,882         2,586
Nordstrom, Inc.                            29,922           578
Office Depot, Inc. (a)                     69,676           900
Omnicom Group, Inc.                        42,987         2,601
Pulte Homes, Inc.                          14,633           699
Radioshack Corp.                           38,713           844
Reebok International, Ltd. (a)             12,974           317
Sears Roebuck & Co.                        72,252         3,288
Sherwin-Williams Co.                       34,786           939
Snap-On, Inc.                              12,831           363
Stanley Works                              19,098           666
Staples, Inc. (a)                         105,210         1,461
Starbucks Corp. (a)                        87,219         1,753
Starwood Hotels & Resorts
Worldwide, Inc. Class B                    44,601         1,150
Target Corp.                              204,188         6,983
Tiffany & Co.                              32,673           810
TJX Cos., Inc.                            124,052         2,454
TMP Worldwide, Inc. (a)                    26,190           286
Toys "R" Us, Inc. (a)                      46,921           626

                                                           MARKET
                                                            VALUE
                                                            (000)
                                           SHARES             $
                                         ----------     ----------
Tribune Co.                                67,233         2,804
TRW, Inc.                                  28,939         1,661
Tupperware Corp.                           12,918           236
Univision Communications, Inc.
Class A (a)                                51,511         1,200
V.F. Corp.                                 24,895         1,011
Viacom, Inc. Class B (a)                  399,200        16,247
Visteon Corp.                              29,249           333
Wal-Mart Stores, Inc.                   1,006,288        53,816
Walt Disney Co.                           465,519         7,299
Wendy's International, Inc.                26,587           949
Whirlpool Corp.                            15,007           830
Yum! Brands, Inc. (a)                      68,189         2,068
                                                       -----------
                                                        258,057
                                                       ===========
CONSUMER STAPLES - 9.5%
Adolph Coors Co. Class B                    8,375           503
Alberto Culver Co. Class B                 12,635           622
Albertson's, Inc.                          93,267         2,399
Anheuser-Busch Cos., Inc.                 197,737        10,512
Archer-Daniels-Midland Co.                146,274         1,783
Avon Products, Inc.                        54,243         2,644
Brown-Forman Corp. Class B                 15,293         1,077
Campbell Soup Co.                          91,185         2,111
Clorox Co.                                 52,900         2,278
Coca-Cola Co.                             561,588        28,641
Coca-Cola Enterprises, Inc.               100,833         2,038
Colgate-Palmolive Co.                     123,113         6,716
ConAgra Foods, Inc.                       123,583         3,249
CVS Corp.                                  89,906         2,642
General Mills, Inc.                        83,913         3,532
Gillette Co.                              238,082         7,507
H.J. Heinz Co.                             80,297         3,033
Hershey Foods Corp.                        31,301         2,371
Kellogg Co.                                93,715         3,014
Kimberly-Clark Corp.                      116,782         6,988
Kroger Co. (a)                            181,828         3,287
Pepsi Bottling Group, Inc.                 62,688         1,830
PepsiCo, Inc.                             399,289        15,792
Philip Morris Cos., Inc.                  483,603        24,180
Procter & Gamble Co.                      293,753        26,041
Safeway, Inc. (a)                         110,793         2,861
Sara Lee Corp.                            179,656         3,313
SuperValu, Inc.                            29,359           610
SYSCO Corp.                               151,750         4,304
UST Corp.                                  37,707         1,309
Walgreen Co.                              230,630         8,014
Winn-Dixie Stores, Inc.                    31,410           507
Wrigley Wm., Jr. Co.                       51,921         2,643
                                                       ----------
                                                        188,351
                                                       ==========
ENERGY - 5.7%
Amerada Hess Corp.                         20,055         1,466
Anadarko Petroleum Corp.                   57,223         2,555
Apache Corp.                               32,732         1,802
Ashland, Inc.                              15,435           442
Baker Hughes, Inc.                         76,214         2,096
BJ Services Co. (a)                        35,848         1,094
Burlington Resources, Inc.                 46,384         1,784
ChevronTexaco Corp.                       241,191        18,483
Conoco, Inc.                              143,584         3,525
Devon Energy Corp.                         36,055         1,695
EOG Resources, Inc.                        25,926           903
ExxonMobil Corp.                        1,534,383        54,394
Halliburton Co.                            98,101         1,491
Kerr-McGee Corp.                           22,372         1,048
Marathon Oil Corp.                         71,290         1,764
Nabors Industries, Ltd. (a)                32,803         1,083
Noble Corp. (a)                            29,977           931
Occidental Petroleum Corp.                 86,587         2,572
Phillips Petroleum Co.                     87,542         4,603
Rowan Cos., Inc.                           21,107           434
Schlumberger, Ltd.                        131,926         5,701
Sunoco, Inc.                               16,737           594
Transocean, Inc.                           71,701         1,757
Unocal Corp.                               56,317         1,862
                                                       ---------
                                                        114,079
                                                       ==========

See notes to financial statements.

                                                          MARKET
                                                           VALUE
                                                           (000)
                                           SHARES             $
                                        ------------  ------------
FINANCIALS - 20.2%
ACE, Ltd.                                  58,978         1,876
AFLAC, Inc.                               118,657         3,632
Allstate Corp.                            162,100         6,033
Ambac Financial Group, Inc.                23,937         1,377
American Express Co.                      300,040        10,820
American International Group, Inc.        590,942        37,111
AmSouth Bancorp                            81,418         1,830
AON Corp.                                  61,225         1,210
Bank of America Corp.                     347,948        24,384
Bank of New York Co., Inc.                163,671         5,753
Bank One Corp.                            264,810        10,844
BB&T Corp.                                109,641         4,172
Bear Stearns Cos., Inc.                    22,422         1,434
Capital One Financial Corp.                49,567         1,768
Charter One Financial, Inc.                51,762         1,744
Chubb Corp.                                38,179         2,363
Cincinnati Financial Corp.                 36,903         1,466
Citigroup, Inc.                         1,164,130        38,125
Comerica, Inc.                             40,657         2,378
Countrywide Credit Industries, Inc.        27,944         1,467
Equity Office Properties Trust             95,702         2,668
Equity Residential                         61,920         1,729
Fannie Mae                                225,233        17,068
Federal Home Loan Mortgage Corp.          156,796        10,051
Fifth Third Bancorp                       132,754         8,897
First Tennessee National Corp.             28,535         1,093
FleetBoston Financial Corp.               235,455         5,682
Franklin Resources, Inc.                   58,155         2,035
Golden West Financial Corp.                35,595         2,420
Goldman Sachs Group, Inc.                 106,800         8,256
Hartford Financial Services
Group, Inc.                                55,244         2,763
Household International, Inc.             104,414         3,770
Huntington Bancshares, Inc.                56,057         1,132
J.P. Morgan Chase & Co.                   449,299        11,862
Jefferson-Pilot Corp.                      34,095         1,436
John Hancock Financial Services, Inc.      66,301         2,012
KeyCorp                                    98,154         2,634
Lehman Brothers Holdings, Inc.             55,896         3,187
Lincoln National Corp.                     41,937         1,554
Loews Corp.                                43,406         2,279
Marsh & McLennan Cos., Inc.               125,140         6,088
Marshall & Ilsley Corp.                    47,776         1,462
MBIA, Inc.                                 33,259         1,529
MBNA Corp.                                287,381         5,805
Mellon Financial Corp.                    101,149         2,797
Merrill Lynch & Co., Inc.                 194,232         7,035
MetLife, Inc.                             161,403         4,345
MGIC Investment Corp.                      23,785         1,432
Moody's Corp.                              34,693         1,676
Morgan Stanley                            248,474        10,615
National City Corp.                       139,570         4,350
North Fork Bancorp, Inc.                   37,800         1,587
Northern Trust Corp.                       50,063         2,136
Plum Creek Timber Co., Inc.                41,695         1,073
PNC Financial Services Group, Inc.         65,158         3,003
Principal Financial Group, Inc. (a)        79,900         2,344
Progressive Corp.                          50,467         2,713
Providian Financial Corp.                  63,855           363
Prudential Financial, Inc. (a)            134,400         4,059
Regions Financial Corp.                    51,942         1,855
SAFECO Corp.                               28,658           948
Schwab (Charles) Corp.                    315,481         2,896
Simon Property Group, Inc.                 41,453         1,475
SLM Corp.                                  35,542         3,257
SouthTrust Corp.                           78,062         2,049
St. Paul Cos., Inc.                        52,033         1,583
State Street Corp.                         74,568         3,230
Stilwell Financial, Inc.                   50,570           705
SunTrust Banks, Inc.                       65,485         4,421
Synovus Financial Corp.                    66,578         1,609
T. Rowe Price Group, Inc.                  27,409           775
Torchmark Corp.                            27,333         1,021
Travelers Property Casualty
Corp. Class B (a)                         236,391         3,851
U.S. Bancorp                              431,035         9,263
Union Planters Corp.                       45,728         1,420
UnumProvident Corp.                        55,414         1,283
Wachovia Corp.                            308,772        11,378
Washington Mutual, Inc.                   219,519         8,300
Wells Fargo Co.                           386,611        20,177

See notes to financial statements.

                                                          MARKET
                                                           VALUE
                                                           (000)
                                           SHARES             $
                                         -----------   -----------
XL Capital, Ltd. Class A                   30,720         2,261
Zions Bancorp                              20,571         1,123
                                                      -------------
                                                        401,607
                                                      =============
HEALTH CARE - 14.0%
Abbott Laboratories                       352,344        14,104
Aetna, Inc.                                32,731         1,395
Allergan, Inc.                             29,774         1,748
AmerisourceBergen Corp.                    23,720         1,720
Amgen, Inc. (a)                           289,342        13,026
Anthem, Inc. (a)                           32,200         2,032
Applera Corp. - Applied
Biosystems Group                           47,293           937
Bard (C.R.), Inc.                          12,367           677
Bausch & Lomb, Inc.                        11,872           374
Baxter International, Inc.                137,419         4,987
Becton, Dickinson & Co.                    59,434         1,815
Biogen, Inc. (a)                           33,491         1,122
Biomet, Inc.                               61,769         1,659
Boston Scientific Corp. (a)                93,092         2,714
Bristol-Myers Squibb Co.                  437,285        10,910
Cardinal Health, Inc.                     101,682         6,593
Chiron Corp. (a)                           42,751         1,620
CIGNA Corp.                                32,323         2,751
Forest Laboratories, Inc. (a)              40,913         2,987
Genzyme Corp. (a)                          48,310           999
Guidant Corp. (a)                          70,526         2,595
HCA, Inc.                                 117,571         5,473
Health Management Associates, Inc.
Class A (a)                                55,306         1,065
HEALTHSOUTH Corp. (a)                      90,876           490
Humana, Inc. (a)                           37,998           505
IMS Health, Inc.                           64,966         1,130
Johnson & Johnson                         680,995        36,985
King Pharmaceuticals, Inc. (a)             56,544         1,205
Lilly (Eli) & Co.                         253,904        14,739
Manor Care, Inc. (a)                       23,037           540
McKesson Corp.                             63,891         2,143
MedImmune, Inc. (a)                        56,249         1,443
Medtronic, Inc.                           273,953        11,281
Merck & Co., Inc.                         512,104        25,872
Pfizer, Inc.                            1,412,654        46,731
Pharmacia Corp.                           291,910        12,756
Quintiles Transnational Corp. (a)          26,066           261
Schering-Plough Corp.                     330,255         7,622
St. Jude Medical, Inc. (a)                 39,477         1,469
Stryker Corp.                              44,550         2,511
Tenet Healthcare Corp. (a)                111,815         5,274
UnitedHealth Group, Inc.                   69,300         6,123
Watson Pharmaceuticals, Inc. (a)           23,624           551
Wellpoint Health Networks, Inc. (a)        33,304         2,477
Wyeth                                     299,357        12,812
Zimmer Holdings, Inc. (a)                  44,763         1,652
                                                     --------------
                                                        279,875
                                                     ==============
INDUSTRIALS - 11.6%
3M Co.                                     87,834        10,975
Allied Waste Industries, Inc. (a)          44,061           384
American Power
Conversion Corp. (a)                       42,803           533
American Standard Cos., Inc. (a)           16,378         1,173
AMR Corp. (a)                              34,388           350
Apollo Group, Inc. (a)                     38,887         1,627
Automatic Data Processing, Inc.           141,865         5,358
Avery Dennison Corp.                       24,752         1,562
Boeing Co.                                191,448         7,097
Burlington Northern Santa Fe Corp.         87,937         2,529
Caterpillar, Inc.                          78,802         3,439
Cendant Corp. (a)                         239,053         3,421
Cintas Corp.                               38,251         1,683
Concord EFS, Inc. (a)                     113,688         2,320
Convergys Corp. (a)                        39,366           704
Cooper Industries, Ltd.                    20,903           684
Crane Co.                                  13,368           306
CSX Corp.                                  47,787         1,664
Cummins, Inc.                               9,096           271
Danaher Corp.                              33,492         2,015
Deere & Co.                                52,949         2,431
Delta Air Lines, Inc.                      27,556           484
Deluxe Corp.                               14,922           678

See notes to financial statements.

                                                          MARKET
                                                           VALUE
                                                           (000)
                                           SHARES            $
                                      -------------    ----------
Dover Corp.                                45,456         1,306
Eaton Corp.                                15,871         1,123
Emerson Electric Co.                       96,317         4,698
Equifax, Inc.                              32,181           749
FedEx Corp.                                68,406         3,239
First Data Corp.                          174,688         6,070
Fiserv, Inc. (a)                           43,048         1,584
Fluor Corp.                                17,728           490
General Dynamics Corp.                     46,141         3,629
General Electric Co.                    2,248,653        67,797
Genuine Parts Co.                          39,612         1,317
Goodrich Co.                               23,069           482
Grainger W.W., Inc.                        21,135           952
H&R Block, Inc.                            40,819         1,996
Honeywell International, Inc.             186,783         5,594
Illinois Tool Works, Inc.                  69,990         4,796
Ingersoll-Rand Co. Class A                 38,372         1,441
ITT Industries, Inc.                       20,463         1,391
Lockheed Martin Corp.                     102,928         6,517
Masco Corp.                               111,017         2,682
McDermott International, Inc. (a)          13,736            97
Molex, Inc.                                43,661         1,297
Navistar International Corp.               13,231           331
Norfolk Southern Corp.                     88,043         1,843
Northrop Grumman Corp.                     25,203         3,095
PACCAR, Inc.                               25,852           908
Pall Corp.                                 26,990           456
Parker-Hannifin Corp.                      26,783         1,086
Paychex, Inc.                              86,680         2,034
Pitney Bowes, Inc.                         53,423         1,937
Power-One, Inc. (a)                        17,341            73
R.R. Donnelley & Sons Co.                  26,208           691
Raytheon Co.                               91,253         3,194
Robert Half International, Inc. (a)        39,157           678
Rockwell Automation, Inc.                  40,916           754
Rockwell Collins, Inc.                     40,916           870
Ryder Systems, Inc.                        15,519           406
Sabre Holdings Corp. Class A (a)           33,127           892
Southwest Airlines Co.                    177,208         2,518
Textron, Inc.                              31,532         1,225
Thomas & Betts Corp.                       12,961           209
Tyco International, Ltd.                  449,627         7,055
Union Pacific Corp.                        57,725         3,495
United Parcel Service, Inc. Class B       252,300        16,125
United States Steel Corp.                  22,770           313
United Technologies Corp.                 107,868         6,406
Waste Management, Inc.                    141,543         3,599
                                                      -----------
                                                        231,128
                                                      ===========
INFORMATION TECHNOLOGY - 13.1%
ADC Telecommunications, Inc. (a)          174,794           222
Adobe Systems, Inc.                        53,743         1,078
Advanced Micro Devices, Inc. (a)           76,940           681
Agilent Technologies, Inc. (a)            105,506         1,417
Altera Corp. (a)                           86,747           928
Analog Devices, Inc. (a)                   81,027         1,953
Andrew Corp. (a)                           22,087           220
Apple Computer, Inc. (a)                   80,075         1,180
Applied Materials, Inc. (a)               374,372         4,998
Applied Micro Circuits Corp. (a)           67,207           259
Autodesk, Inc.                             24,214           322
Avaya, Inc. (a)                            79,859           168
BMC Software, Inc. (a)                     54,495           757
Broadcom Corp. (a)                         60,066           987
CIENA Corp. (a)                            99,907           405
Cisco Systems, Inc. (a)                 1,654,890        22,887
Citrix Systems, Inc. (a)                   41,364           261
Computer Associates
International, Inc.                       129,828         1,454
Computer Sciences Corp. (a)                38,584         1,421
Compuware Corp. (a)                        85,011           309
Comverse Technology, Inc. (a)              41,542           339
Corning, Inc.                             215,845           432
Dell Computer Corp. (a)                   586,215        15,599
Electronic Arts, Inc. (a)                  31,900         2,018
Electronic Data Systems Corp.             109,677         4,416
EMC Corp. (a)                             509,034         3,441
Gateway, Inc. (a)                          72,249           253
Hewlett-Packard Co.                       680,785         9,143
Intel Corp.                             1,511,465        25,196

See notes to financial statements.

                                                         MARKET
                                                         VALUE
                                                          (000)
                                           SHARES           $
                                       ------------    ----------
International Business
Machines Corp.                            387,122        29,181
Intuit, Inc. (a)                           47,756         2,131
Jabil Circuit, Inc. (a)                    44,575           834
JDS Uniphase Corp. (a)                    304,078           818
KLA Tencor Corp. (a)                       42,713         1,404
Lexmark International Group, Inc.
Class A (a)                                29,994         1,416
Linear Technology Corp.                    71,676         1,884
LSI Logic Corp. (a)                        83,813           614
Lucent Technologies, Inc.                 771,304         1,334
Maxim Integrated Products, Inc. (a)        71,907         2,276
Mercury Interactive Corp. (a)              18,439           467
Micron Technology, Inc. (a)               133,996         2,311
Microsoft Corp. (a)                     1,225,333        60,139
Millipore Corp.                            10,431           368
Motorola, Inc.                            511,028         6,132
National Semiconductor Corp. (a)           40,275           644
NCR Corp. (a)                              21,614           607
Network Appliance, Inc. (a)                75,143           717
Novell, Inc. (a)                           80,530           205
Novellus Systems, Inc. (a)                 32,741           801
NVIDIA Corp. (a)                           32,781           331
Oracle Corp. (a)                        1,239,425        11,849
Parametric Technology Corp. (a)            59,080           135
PeopleSoft, Inc. (a)                       69,915         1,124
PerkinElmer, Inc.                          29,322           167
PMC-Sierra, Inc. (a)                       36,828           258
QLogic Corp. (a)                           20,626           692
QUALCOMM, Inc. (a)                        176,144         4,874
Rational Software Corp. (a)                43,612           297
Sanmina-SCI Corp. (a)                     119,077           424
Scientific-Atlanta, Inc.                   36,444           537
Siebel Systems, Inc. (a)                  107,959           913
Solectron Corp. (a)                       187,146           696
Sun Microsystems, Inc. (a)                724,992         2,668
SunGard Data Systems, Inc. (a)             63,500         1,565
Symbol Technologies, Inc.                  50,610           462
Tektronix, Inc. (a)                        20,912           363
Tellabs, Inc. (a)                          91,428           511
Teradyne, Inc. (a)                         41,132           520
Texas Instruments, Inc.                   395,483         7,791
Thermo Electron Corp.                      38,835           690
Unisys Corp. (a)                           70,670           629
VERITAS Software Corp. (a)                 92,087         1,491
Waters Corp. (a)                           29,618           740
Xerox Corp.                               162,040         1,136
Xilinx, Inc. (a)                           75,351         1,454
Yahoo!, Inc. (a)                          134,194         1,378
                                                       ----------
                                                        260,722
                                                       ----------
MATERIALS - 2.7%
Air Products & Chemicals, Inc.             50,600         2,374
Alcoa, Inc.                               193,751         4,861
Allegheny Technologies, Inc.               17,593           153
Ball Corp.                                 13,342           664
Bemis Co., Inc.                            11,841           627
Boise Cascade Corp.                        12,332           334
Dow Chemical Co.                          204,199         6,171
Du Pont (E.I.) de Nemours & Co.           223,859         9,024
Eastman Chemical Co.                       17,260           774
Ecolab, Inc.                               29,747         1,340
Engelhard Corp.                            29,258           765
Freeport-McMoRan Copper &
Gold, Inc. Class B (a)                     32,178           527
Georgia-Pacific Group                      51,783         1,090
Great Lakes Chemical Corp.                 10,761           309
Hercules, Inc. (a)                         24,099           253
International Flavors &
Fragrances, Inc.                           21,390           690
International Paper Co.                   110,598         4,164
Louisiana Pacific Corp.                    23,239           180
MeadWestvaco Corp.                         45,394         1,057
Monsanto Co.                               56,941         1,046
Newmont Mining Corp.                       89,957         2,563
Nucor Corp.                                17,380           870
Pactiv Corp. (a)                           35,522           645
Phelps Dodge Corp.                         20,539           664
PPG Industries, Inc.                       39,003         2,195
Praxair, Inc.                              36,798         2,062
Rohm & Haas Co.                            49,676         1,808


See notes to financial statements.

                                                          MARKET
                                                           VALUE
                                                           (000)
                                           SHARES            $
                                         -----------    ----------
Sealed Air Corp. (a)                       18,708           290
Sigma Aldrich Corp.                        16,927           863
Temple-Inland, Inc.                        11,667           597
Vulcan Materials Co.                       22,708           886
Weyerhaeuser Co.                           50,122         2,732
Worthington Industries, Inc.               19,086           339
                                                      ----------
                                                         52,917
                                                      ----------
TELECOMMUNICATION SERVICES - 3.6%
Alltel Corp.                               71,338         3,000
AT&T Corp.                                856,943        10,472
AT&T Wireless Services, Inc. (a)          605,104         2,989
BellSouth Corp.                           422,826         9,860
CenturyTel, Inc.                           31,473           851
Citizens Communications Co. (a)            63,782           467
Nextel Communications, Inc.
Class A (a)                               190,996         1,452
Qwest Communications
International, Inc.                       377,491         1,227
SBC Communications, Inc.                  754,756        18,673
Sprint Corp. (Fon Group)                  198,523         2,303
Sprint Corp. (PCS Group) (a)              223,428           885
Verizon Communications, Inc.              615,288        19,074
                                                      -----------
                                                         71,253
                                                      -----------
UTILITIES - 2.8%
AES Corp. (a)                             124,456           376
Allegheny Energy, Inc.                     27,946           577
Ameren Corp.                               33,298         1,467
American Electric Power Co., Inc.          75,616         2,578
Calpine Corp. (a)                          84,183           411
Cinergy Corp.                              37,317         1,284
CMS Energy Corp.                           29,463           311
Consolidated Edison, Inc.                  48,915         1,990
Constellation Energy Group, Inc.           36,587         1,025
Dominion Resources, Inc.                   63,310         3,970
DTE Energy Co.                             37,379         1,604
Duke Energy Corp.                         186,500         5,004
Dynegy, Inc. Class A                       81,865           170
Edison International                       73,323           878
El Paso Corp.                             133,807         2,263
Entergy Corp.                              50,635         2,136
Exelon Corp.                               73,763         3,454
FirstEnergy Corp.                          68,876         2,273
FPL Group, Inc.                            40,003         2,283
KeySpan Corp.                              31,768         1,113
Kinder Morgan, Inc.                        27,574         1,136
Mirant Corp. (a)                           94,950           359
NICOR, Inc.                                10,107           287
NiSource, Inc.                             46,211           919
Peoples Energy Corp.                        7,571           253
PG&E Corp. (a)                             88,514         1,005
Pinnacle West Capital Corp.                18,960           633
PPL Corp.                                  33,071         1,202
Progress Energy, Inc.                      50,783         2,362
Public Service Enterprise
Group, Inc.                                46,410         1,634
Reliant Energy, Inc.                       68,204           808
Sempra Energy                              46,202         1,109
Southern Co.                              161,078         4,665
TECO Energy, Inc.                          34,719           686
TXU Corp.                                  61,351         2,967
Williams Cos., Inc.                       117,958           380
Xcel Energy, Inc.                          87,666           847
                                                     -----------
                                                         56,419
                                                     -----------
TOTAL COMMON STOCKS
(cost $2,126,839*)                                    1,914,408
                                                    ------------

                                             PAR
                                           AMOUNT
                                            (000)
                                          ----------
GOVERNMENT AND AGENCY
SECURITIES - 0.2%
U.S. Treasury Bills (b)(c)
1.68% due 09/12/02                         $3,810         3,808
1.58% due 09/12/02                            375           375
                                                         ---------
TOTAL GOVERNMENT AND AGENCY
SECURITIES (cost $4,183*)                                 4,183
                                                         ----------


See notes to financial statements.

                                                            MARKET
                                                            VALUE
                                                            (000)
                                          SHARES               $
                                        -----------  --------------
SHORT TERM INVESTMENTS - 5.5%
AIM Short Term Investment
Prime Portfolio                           52,629          52,629
Money Market Obligations Trust                 4               4
State Street Navigator Securities
Lending Prime Portfolio (d)               57,614          57,614
                                                     -------------
TOTAL SHORT TERM INVESTMENTS
(cost $110,247*)                                         110,247
                                                     -------------
TOTAL INVESTMENTS - 101.8%
(cost $2,241,269*)                                     2,028,838

OTHER ASSETS AND LIABILITIES NET - (1.8%)                (36,533)

NET ASSETS - 100%                                     $1,992,305
                                                     =============

                                            NUMBER         UNREALIZED
                                              OF          DEPRECIATION
                                           CONTRACTS         (000)
                                        --------------   --------------
SCHEDULE OF FUTURES CONTRACTS
S&P 500 Financial Futures Contracts
Expiration date 09/2002                        261      $      (2,462)
                                                       ----------------
Total unrealized depreciation
on open futures contracts
purchased                                               $      (2,462)
                                                       ================

*    Cost amount is shown in thousands.

(a)  Non-income producing security.

(b) Held as collateral in connection with futures contracts purchased by the Portfolio.

(c)  Rate represents annualized yield at date of purchase.

(d) Security represents investment made with cash collateral received from securities loaned.

ABBREVIATIONS
ADR - American Depositary Receipt

See notes to financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
(Amounts in thousands)                                           August 31, 2002

ASSETS
Investments at market (identified cost $2,241,269)                               $2,028,838
Receivables:
Daily variation margin of futures contracts                                               6
Investments sold                                                                     18,437
Dividends and interest                                                                3,095
                                                                                 -----------
Total assets                                                                      2,050,376

LIABILITIES
Payables:
Due upon return of securities loaned                               $57,614
Investments purchased                                                  381
Management fees                                                         76
                                                                  ----------
Total liabilities                                                                    58,071
                                                                                 -----------
NET ASSETS                                                                       $1,992,305
                                                                                 ===========
COMPOSITION OF NET ASSETS
Paid-in capital                                                                  $2,207,198
Net unrealized depreciation on investments and futures contracts                   (214,893)
                                                                                 ------------
NET ASSETS                                                                       $1,992,305
                                                                                 ============

See notes to financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

                                                        PORTFOLIO OF INVESTMENTS
                                                               December 31, 2001

                                                          MARKET
                                                           VALUE
                                                           (000)
                                           SHARES             $
                                         -----------   -----------
COMMON STOCKS - 97.4%
AEROSPACE - 1.2%
Boeing Co.                                209,746         8,134
General Dynamics Corp.                     50,173         3,996
Lockheed Martin Corp.                     108,252         5,052
Northrop Grumman Corp.                     27,324         2,755
Raytheon Co.                               96,277         3,126
Rockwell Collins                           44,787           873
United Technologies Corp.                 118,701         7,672
                                                       ----------
                                                         31,608
                                                       ----------
BASIC INDUSTRIES - 3.2%
Air Products & Chemicals, Inc.             57,785         2,711
Alcan Inc.                                 80,834         2,904
Alcoa, Inc.                               217,527         7,733
Allegheny Technologies, Inc.               19,254           323
Goodrich Co.                               25,267           673
Barrick Gold Corp.                        131,110         2,091
Bemis Co., Inc.                            12,953           637
Boise Cascade Corp.                        13,566           461
Dow Chemical Co.                          226,153         7,639
Du Pont (E.I.) de Nemours & Co.           256,729        10,914
Eastman Chemical Co.                       18,907           738
Engelhard Corp.                            32,024           886
Freeport-McMoRan Copper
& Gold, Inc. Class B (a)                   35,271           472
Great Lakes Chemical Corp.                 11,827           287
Hercules, Inc.                             26,442           264
Illinois Tool Works, Inc.                  75,954         5,144
Inco, Ltd. (a)                             44,587           755
International Paper Co.                   120,702         4,870
Kimberly-Clark Corp.                      134,188         8,024
Mead Corp.                                 24,259           749
Minnesota Mining &
Manufacturing Co.                          98,644        11,661
Newmont Mining Corp.                       47,885           915
Nucor Corp.                                19,032         1,008
Phelps Dodge Corp.                         19,228           623
Placer Dome, Inc.                          80,275           876
PPG Industries, Inc.                       42,795         2,213
Praxair, Inc.                              41,225         2,278
Rohm & Haas Co.                            56,613         1,961
Sealed Air Corp. (a)                       20,518           838
Sigma Aldrich Corp.                        18,560           731
Temple-Inland, Inc.                        12,037           683
USX-U.S. Steel Group                       21,730           394
Waters Corp. (a)                           32,500         1,259
Westvaco Corp.                             24,718           703
Willamette Industries, Inc.                28,178         1,469
Worthington Industries, Inc.               20,912       $   297
                                                       ----------
                                                         86,184
                                                       ----------
CAPITAL GOODS - 6.1%
Allied Waste Industries, Inc. (a)          48,268           679
Ball Corp.                                  6,738           476
Boston Scientific Corp. (a)               101,921         2,458
Caterpillar, Inc.                          86,199         4,504
Cooper Industries, Inc.                    22,908           800
Crane Co.                                  14,647           376
Cummins Inc.                                9,890           381
Deere & Co.                                59,606         2,602
Dover Corp.                                49,823         1,847
Emerson Electric Co.                      106,838         6,101
General Electric Co.                    2,484,757        99,589
Grainger W.W., Inc.                        23,150         1,111
HCA Inc.                                  134,037         5,166
Ingersoll-Rand Co.                         41,233         1,724
ITT Industries, Inc.                       21,483         1,085
Johnson Controls, Inc.                     21,243         1,715
Millipore Corp.                            11,482           697
Pall Corp.                                 29,558           711
Parker-Hannifin Corp.                      28,642         1,315
TRW, Inc.                                  30,592         1,133
Tyco International, Ltd.                  499,640        29,429
                                                       ---------
                                                        163,899
                                                       ---------
CONSUMER BASICS - 20.6%
Abbott Laboratories                       386,670        21,557
Aetna, Inc.                                34,848         1,150
Albertson's, Inc.                         101,943         3,210

See notes to financial statements.

                                                         MARKET
                                                          VALUE
                                                           (000)
                                           SHARES             $
                                         ----------    -----------
Allergan, Inc.                             33,393         2,506
American Home Products Corp.              328,085        20,131
AmerisourceBergen Corp.                    25,177         1,600
Amgen, Inc. (a)                           261,968        14,783
Archer-Daniels-Midland Co.                168,429         2,417
Bard (C.R.), Inc.                          12,459           804
Bausch & Lomb, Inc.                        12,986           489
Baxter International, Inc.                149,305         8,007
Becton, Dickinson & Co.                    66,045         2,189
Biogen, Inc. (a)                           38,140         2,187
Biomet, Inc.                               68,994         2,132
Black & Decker Corp.                       19,888           750
Bristol-Myers Squibb Co.                  485,391        24,755
Campbell Soup Co.                         102,853         3,072
Cardinal Health, Inc.                     112,439         7,270
Chiron Corp. (a)                           48,258         2,116
Clorox Co.                                 60,546         2,395
Coca-Cola Co.                             621,456        29,302
Coca-Cola Enterprises, Inc.               114,392         2,167
Colgate-Palmolive Co.                     141,406         8,166
ConAgra, Inc.                             135,227         3,214
Corning, Inc.                             236,387         2,109
Costco Wholesale Corp. (a)                112,399         4,988
CVS Corp.                                  99,971         2,959
Forest Laboratories, Inc. (a)              44,340         3,634
General Mills, Inc.                        91,140         4,740
Genzyme Corp. (a)                          52,800         3,161
Gillette Co.                              265,063         8,853
H.J. Heinz Co.                             87,607         3,602
Health Management
Associates, Inc. Class A (a)               60,500         1,113
HEALTHSOUTH Corp. (a)                      95,409         1,414
Hershey Foods Corp.                        34,995         2,369
Humana, Inc. (a)                           41,643           491
Immunex Corp. (a)                         134,400         3,724
Johnson & Johnson                         768,144        45,397
Kellogg Co.                               102,258         3,078
King Pharmaceuticals, Inc. (a)             61,991         2,612
Kroger Co. (a)                            202,219         4,220
Lilly (Eli) & Co.                         280,661        22,043
Manor Care, Inc. (a)                       25,234           598
McKesson HBOC, Inc.                        72,247         2,702
MedImmune, Inc. (a)                        54,540         2,528
Medtronic, Inc.                           303,708        15,553
Merck & Co., Inc.                         569,639        33,495
Pactiv Corp. (a)                           38,859           690
Pepsi Bottling Group, Inc.                 70,348         1,653
PepsiCo, Inc.                             441,333        21,489
Pfizer, Inc.                            1,578,779        62,914
Pharmacia Inc.                            326,990        13,946
Philip Morris Cos., Inc.                  542,575        24,877
Procter & Gamble Co.                      323,496        25,598
Safeway, Inc. (a)                         125,944         5,258
Sara Lee Corp.                            196,465         4,368
Schering-Plough Corp.                     364,781        13,063
Snap-On Inc.                               14,086           474
St. Jude Medical, Inc. (a)                 21,031         1,633
Stanley Works                              20,925           975
Stryker Corp.                              49,713         2,902
SYSCO Corp.                               168,121         4,408
Tenet Healthcare Corp. (a)                 80,949         4,753
Tupperware Corp.                           14,177           273
Unilever NV ADR                           144,038         8,298
UnitedHealth Group, Inc.                   79,090         5,597
UST Inc.                                   39,952         1,398
Watson Pharmaceuticals, Inc. (a)           25,946           815
Wellpoint Health Networks, Inc. (a)        15,516      $  1,813
Winn-Dixie Stores, Inc.                    34,369           490
Wrigley Wm., Jr. Co.                       56,972         2,927
Zimmer Holdings, Inc. (a)                  47,552         1,452
                                                       ----------
                                                        553,816
                                                       ----------
CONSUMER DURABLES - 1.5%
AutoZone, Inc. (a)                         28,940         2,078
Avery Dennison Corp.                       26,993         1,526
Best Buy Co. (a)                           52,740         3,928
Cooper Tire & Rubber Co.                   17,774           284
Dana Corp.                                 36,253           503
Danaher Corp.                              36,519         2,203
Delphi Automotive Systems Corp.           144,065         1,968
Eaton Corp.                                16,858         1,254

See notes to financial statements.

                                                          MARKET
                                                          VALUE
                                                           (000)
                                           SHARES             $
                                        ----------    -----------
Ford Motor Co.                            461,071         7,248
General Motors Corp.                      138,431         6,728
Genuine Parts Co.                          42,126         1,546
Goodyear Tire & Rubber Co.                 38,927           927
Harley-Davidson, Inc.                      76,002         4,128
Leggett & Platt, Inc.                      48,057         1,105
Maytag Corp.                               18,639           578
PACCAR, Inc.                               18,702         1,227
Pitney Bowes, Inc.                         63,182         2,376
Visteon Corp.                              32,015           482
Whirlpool Corp.                            16,357         1,199
                                                       ---------
                                                         41,288
                                                       ---------
CONSUMER NON-DURABLES - 7.2%
Adolph Coors Co. Class B                    9,137           488
Alberto Culver Co. Class B                 13,882           621
Anheuser-Busch Cos., Inc.                 225,433        10,192
Avon Products, Inc.                        60,017         2,791
Bed Bath & Beyond, Inc. (a)                73,890         2,505
Big Lots, Inc. (a)                         27,718           288
Brown-Forman Corp., Class B                16,755         1,049
Brunswick Corp.                            21,087           459
Circuit City Stores, Inc.                  50,967         1,323
Dillard' s, Inc. Class A                   20,867           334
Dollar General Corp.                       80,996         1,207
Eastman Kodak Co.                          74,233         2,185
Family Dollar Stores, Inc.                 42,046         1,261
Federated Department
Stores, Inc. (a)                           48,402         1,980
Fortune Brands, Inc.                       37,451         1,483
Gap, Inc.                                 216,555         3,019
Hasbro, Inc.                               42,201           685
Home Depot, Inc.                          586,861        29,936
International Flavors &
Fragrances, Inc.                           23,416           696
JC Penney & Co., Inc.                      64,443         1,733
Jones Apparel Group, Inc. (a)              30,400         1,008
Kmart Corp. (a)                           119,971           655
Kohl's Corp. (a)                           83,097         5,853
Limited, Inc.                             104,377         1,536
Liz Claiborne, Inc.                        12,837           639
Lowe's Cos., Inc.                         193,777         8,993
Mattel, Inc.                              110,705         1,904
May Department Stores Co.                  75,782         2,802
Newell Rubbermaid, Inc.                    65,258         1,799
NIKE, Inc. Class B                         68,265         3,839
Nordstrom, Inc.                            32,817           664
Office Depot, Inc. (a)                     72,917         1,352
Radioshack Corp.                           45,410         1,367
Reebok International, Ltd. (a)             14,236           377
Sears Roebuck & Co.                        82,609         3,935
Staples, Inc. (a)                         117,246         2,192
Starbucks Corp. (a)                        93,094         1,773
SuperValu, Inc.                            32,230           713
Target Corp.                              226,533         9,299
Tiffany & Co.                              35,787         1,126
TJX Cos., Inc.                             71,119         2,835
Toys "R" Us, Inc. (a)                      48,352         1,003
V.F. Corp.                                 27,272         1,064
Wal-Mart Stores, Inc.                   1,118,127        64,348
Walgreen Co.                              255,876         8,613
                                                       ---------
                                                        193,924
                                                       ---------
CONSUMER SERVICES - 1.5%
AMR Corp. (a)                              37,676           835
Carnival Corp.                            147,023         4,128
Convergys Corp. (a)                        41,870         1,570
Darden Restaurants, Inc.                   28,948         1,025
Delta Air Lines, Inc.                      30,149           882
Harrah's Entertainment, Inc. (a)           28,675         1,061
Hilton Hotels Corp.                        90,327           986
Marriot International, Inc.
Class A                                    62,392         2,536
McDonald's Corp.                          325,064         8,604
Sabre Holdings Corp. Class A (a)           32,561         1,379
Sapient Corp. (a)                          30,093           232
Southwest Airlines Co.                    191,746         3,544
Starwood Hotels & Resorts
Worldwide, Inc. Class B                    48,648         1,452
Tricon Global Restaurants, Inc. (a)        35,996         1,771

See notes to financial statements.

                                                         MARKET
                                                          VALUE
                                                           (000)
                                           SHARES            $
                                         ----------    -----------
US Airways Group, Inc. (a)                 16,397      $    104
Walt Disney Co.                           510,552        10,579
Wendy's International, Inc.                27,786           811
                                                       ---------
                                                         41,499
                                                       ---------
ELECTRICAL EQUIPMENT - 0.6%
American Power Conversion
Corp. (a)                                  46,956           680
CIENA Corp. (a)                            80,131         1,146
Molex, Inc.                                47,811         1,480
Power-One, Inc. (a)                        18,992           197
Tektronix, Inc. (a)                        22,917           591
Texas Instruments, Inc.                   436,351        12,218
Thomas & Betts Corp.                       14,222           301
                                                       ---------
                                                         16,613
                                                       ---------
ELECTRONICS - 2.0%
Agilent Technologies, Inc. (a)            115,750         3,300
Altera Corp. (a)                           98,227         2,085
Analog Devices, Inc. (a)                   90,307         4,009
Applied Micro Circuits Corp. (a)           73,616           833
Broadcom Corp. (a)                         65,766         2,688
Conexant Systems, Inc. (a)                 60,517           869
JDS Uniphase Corp. (a)                    331,935         2,878
KLA Tencor Corp. (a)                       47,505         2,353
Lexmark International Group, Inc.
Class A (a)                                31,409         1,853
Linear Technology Corp.                    79,934         3,114
Maxim Integrated Products, Inc. (a)        82,040         4,307
Novellus Systems, Inc. (a)                 34,858         1,375
NVIDIA Corp. (a)                           35,900         2,402
QLogic Corp. (a)                           22,610         1,006
QUALCOMM, Inc. (a)                        190,037         9,591
Sanmina Corp. (a)                         130,431         2,594
Solectron Corp. (a)                       205,046         2,313
Teradyne, Inc. (a)                         42,677         1,286
Vitesse Semiconductor Corp. (a)            44,943           559
Xilinx, Inc. (a)                           83,790         3,272
                                                       ---------
                                                         52,687
                                                       ---------
ENERGY - 6.7%
Amerada Hess Corp.                         21,845         1,365
Anadarko Petroleum Corp.                   63,013         3,582
Apache Corp.                               33,749         1,683
Ashland, Inc.                              16,903           779
Baker Hughes, Inc.                         85,078         3,103
Burlington Resources, Inc.                 54,922         2,062
Calpine Corp. (a)                          73,121         1,228
ChevronTexaco Corp.                       266,181        23,853
Conoco, Inc.                              156,163         4,419
Constellation Energy Group                 40,071         1,064
Devon Energy Corp.                         31,737         1,227
El Paso Corp.                             128,707         5,742
EOG Resources, Inc.                        28,348         1,109
ExxonMobil Corp.                        1,712,989        67,320
Halliburton Co.                           109,842         1,439
Kerr-McGee Corp.                           24,514         1,343
Kinder Morgan, Inc.                        28,015         1,560
McDermott International, Inc. (a)          15,030           184
Mirant Corp. (a)                           87,159         1,396
Nabors Industries, Inc. (a)                35,923         1,233
Noble Drilling Corp. (a)                   32,874         1,119
Occidental Petroleum Corp.                 94,730         2,513
Phillips Petroleum Co.                     94,565         5,699
Progress Energy, Inc.                      55,577         2,503
Rowan Cos., Inc. (a)                       23,121           448
Royal Dutch Petroleum Co. ADR             535,624        26,256
Schlumberger, Ltd.                        144,570         7,944
Sempra Energy                              50,480         1,239
Sunoco, Inc.                               20,548           767
Transocean Sedco Forex, Inc.               81,421         2,754
Unocal Corp.                               62,485         2,254
Marathon Oil Corp.                         79,119         2,374
                                                       ---------
                                                        181,561
                                                       ---------
FINANCE - 17.9%
AFLAC, Inc.                               132,283         3,249
Allstate Corp.                            183,002         6,167
Ambac Financial Group, Inc.                25,934         1,501
American Express Co.                      334,389        11,934

See notes to financial statements.

                                                          MARKET
                                                          VALUE
                                                           (000)
                                           SHARES             $
                                         -----------   ----------
American International Group, Inc.        655,103        52,015
AmSouth Bancorp                            90,702         1,714
AON Corp.                                  67,027         2,381
Bank of America Corp.                     393,997        24,802
Bank of New York Co., Inc.                185,475         7,567
Bank One Corp.                            292,517        11,423
BB&T Corp.                                110,151         3,978
Bear Stearns Cos., Inc.                    22,623         1,327
Capital One Financial Corp.                52,821         2,850
Charter One Financial, Inc.                53,146         1,443
Chubb Corp.                                44,088         3,042
CIGNA Corp.                                37,735         3,496
Cincinnati Financial Corp.                 39,400         1,503
Citigroup, Inc.                         1,288,365        65,037
Comerica, Inc.                             45,721         2,620
Concord EFS, Inc. (a)                     121,186         3,973
Conseco, Inc. (a)                          82,732           369
Countrywide Credit Industries, Inc.        28,997         1,188
Equifax, Inc.                              35,030           846
Equity Office Properties Trust            102,500         3,083
Equity Residential Properties Trust        65,700         1,886
Fannie Mae                                249,719        19,853
Federal Home Loan Mortgage Corp.          175,055        11,449
Fifth Third Bancorp                       144,660         8,908
Fiserv, Inc. (a)                           48,046         2,033
FleetBoston Financial Corp.               261,731         9,553
Franklin Resources, Inc.                   67,123         2,367
Golden West Financial Corp.                40,775         2,400
Hartford Financial Services
Group, Inc.                                59,600         3,745
Household International Corp.             117,002         6,779
Huntington Bancshares, Inc.                61,483         1,056
J.P. Morgan Chase & Co.                   495,481        18,011
Jefferson-Pilot Corp.                      37,271         1,725
John Hancock Financial
Services, Inc.                             77,700         3,209
KeyCorp                                   107,815         2,624
Lehman Brothers Holdings, Inc.             61,645         4,118
Lincoln National Corp.                     48,139         2,338
Loews Corp.                                49,932         2,765
Marsh & McLennan Cos., Inc.                69,446         7,462
MBIA, Inc.                                 36,329         1,948
MBNA Corp.                                214,883         7,564
Mellon Financial Corp.                    119,279         4,487
Merrill Lynch & Co., Inc.                 210,689        10,981
MetLife, Inc.                             186,984         5,924
MGIC Investment Corp.                      26,245         1,620
Moody's Corp.                              38,620         1,539
Morgan Stanley Dean Witter & Co.          274,605        15,361
National City Corp.                       150,153         4,391
Northern Trust Corp.                       56,077         3,377
Paychex, Inc.                              94,040         3,295
PNC Financial Services, Group Inc.         72,256         4,061
Progressive Corp.                          18,694         2,791
Providian Financial Corp.                  69,919           248
Regions Financial Corp.                    55,690         1,673
SAFECO Corp.                               31,298           975
Schwab (Charles) Corp.                    346,052         5,353
SouthTrust Corp.                           87,210         2,146
St. Paul Cos., Inc.                        54,429         2,393
State Street Corp.                         81,726         4,270
Stilwell Financial, Inc.                   53,659         1,461
SunTrust Banks, Inc.                       72,950         4,574
Synovus Financial Corp.                    71,060         1,780
T. Rowe Price Group, Inc.                  30,016         1,043
Torchmark Corp.                            30,751         1,210
U.S. Bancorp                              488,575        10,226
Union Planters Corp.                       33,600         1,516
UnumProvident Corp.                        59,112         1,567
USA Education, Inc.                        41,015         3,446
Wachovia Corp.                            340,838        10,689
Washington Mutual, Inc.                   221,475         7,242
Wells Fargo Co.                           428,381        18,613
XL Capital, Ltd. Class A                   33,650         3,074
Zions Bancorp                              22,561         1,186
                                                       ----------
                                                        481,813
                                                       ----------
GENERAL BUSINESS - 2.9%
American Greetings Corp. Class A           15,574           215
Automatic Data Processing, Inc.           156,874         9,240
Cendant Corp. (a)                         243,621         4,777

See notes to financial statements.


                                                               MARKET
                                                               VALUE
                                                                (000)
                                              SHARES               $
                                           -----------     -----------
Cintas Corp.                                  41,428           1,989
Clear Channel
Communications, Inc. (a)                     148,922           7,582
Comcast Corp. Special Class A (a)            237,415           8,547
Computer Sciences Corp. (a)                   43,297           2,121
Deluxe Corp.                                  17,307             720
Dow Jones & Co., Inc.                         21,109           1,155
Ecolab, Inc.                                  31,286           1,259
First Data Corp.                              95,515           7,493
Fluor Corp.                                   19,395             725
Gannett Co., Inc.                             66,091           4,443
H&R Block, Inc.                               44,738           2,000
IMS Health, Inc.                              72,156           1,408
Interpublic Group Cos., Inc.                  95,054           2,808
KB Home                                       10,857             435
Knight-Ridder, Inc.                           21,029           1,365
McGraw-Hill, Inc.                             49,486           3,018
Meredith Corp.                                12,204             435
New York Times Co. Class A                    39,014           1,687
Omnicom Group, Inc.                           46,582           4,162
Quintiles Transnational Corp. (a)             28,594             460
R.R. Donnelley & Sons Co.                     28,742             853
Robert Half International, Inc. (a)           42,808           1,143
TMP Worldwide, Inc. (a)                       26,023           1,116
Tribune Co.                                   75,621           2,831
Waste Management, Inc.                       156,447           4,992
                                                              --------
                                                              78,979
                                                              --------
SHELTER - 0.4%
Centex Corp.                                  14,477             827
Georgia-Pacific Group                         58,185           1,606
Louisiana Pacific Corp.                       25,545             216
Masco Corp.                                  116,774           2,861
Pulte Corp.                                   14,401             643
Sherwin-Williams Co.                          38,092           1,048
Vulcan Materials Co.                          24,791           1,188
Weyerhaeuser Co.                              54,409           2,942
                                                              -------
                                                              11,331
                                                              -------

TECHNOLOGY - 14.2%
Adobe Systems, Inc.                          61,386            1,906
Advanced Micro Devices, Inc. (a)             84,270            1,337
Apple Computer, Inc. (a)                     89,719            1,965
Applera Corp. - Applied
Biosystems Group                             51,740            2,032
Applied Materials, Inc. (a)                 204,837            8,214
Autodesk, Inc.                               13,231              493
BMC Software, Inc. (a)                       59,654              977
Cisco Systems, Inc. (a)                   1,829,171           33,126
Citrix Systems, Inc. (a)                     45,254            1,025
COMPAQ Computer Corp.                       424,671            4,145
Computer Associates
International, Inc.                         143,859            4,962
Compuware Corp. (a)                          90,090            1,062
Dell Computer Corp. (a)                     649,206           17,645
Electronic Data Systems Corp.               117,671            8,066
EMC Corp.                                   554,382            7,451
Gateway, Inc. (a)                            79,076              636
Guidant Corp. (a)                            77,283            3,849
Hewlett-Packard Co.                         487,753           10,018
Honeywell International, Inc.               204,232            6,907
Intel Corp.                               1,681,670           52,889
International Business
Machines Corp.                              431,405           52,183
International Game Technology (a)            18,123            1,238
Intuit, Inc. (a)                             53,470            2,287
Jabil Circuit, Inc. (a)                      46,799            1,063
LSI Logic Corp. (a)                          88,540            1,397
Mercury Interactive Corp. (a)                20,237              688
Micron Technology, Inc. (a)                 149,859            4,646
Microsoft Corp. (a)                       1,348,656           89,375
National Semiconductor Corp. (a)             42,518            1,309
NCR Corp. (a)                                23,649              872
Network Appliance, Inc. (a)                  79,708            1,743
Novell, Inc. (a)                             88,215              405
Oracle Systems Corp. (a)                  1,401,509           19,355
Palm, Inc. (a)                              138,886              539
Parametric Technology Corp. (a)              64,737              503
PeopleSoft, Inc. (a)                         75,123            3,020
PerkinElmer, Inc.                            32,191            1,127

See notes to financial statements.

                                                          MARKET
                                                          VALUE
                                                            (000)
                                             SHARES            $
                                           ---------     ----------
PMC-Sierra, Inc. (a)                         40,322          857
Rockwell International Corp.                 44,787          800
Scientific-Atlanta, Inc.                     39,921          956
Siebel Systems, Inc. (a)                    114,732        3,210
Sun Microsystems, Inc. (a)                  817,269       10,052
Symbol Technologies, Inc.                    55,500          881
Tellabs, Inc. (a)                           100,185        1,498
Textron, Inc.                                34,531        1,432
Thermo Electron Corp.                        44,389        1,059
Unisys Corp. (a)                             77,514          972
VERITAS Software Corp. (a)                   99,959        4,481
Xerox Corp.                                 170,039        1,772
Yahoo!, Inc. (a)                            145,024        2,574
                                                         --------
                                                         380,999
                                                         --------
TELECOMMUNICATIONS - 7.8%
ADC Telecommunications, Inc. (a)            191,459          881
Andrew Corp. (a)                             19,974          437
AOL Time Warner, Inc. (a)                 1,107,356       35,546
AT&T Corp.                                  885,966       16,071
AT&T Wireless Services, Inc. (a)            635,728        9,135
Avaya, Inc. (a)                              69,515          845
BellSouth Corp.                             467,793       17,846
CenturyTel, Inc.                             34,535        1,133
Citizens Communications Co. (a)              69,842          745
Comverse Technology, Inc. (a)                45,440        1,016
Lucent Technologies, Inc.                   859,409        5,406
Motorola, Inc.                              551,791        8,288
Nextel Communications, Inc.
Class A (a)                                 195,939        2,147
Nortel Networks Corp.                       795,417        5,966
Qwest Communications
International, Inc.                         414,435        5,856
SBC Communications, Inc.                    841,679       32,969
Univision Communications, Inc.
Class A (a)                                  53,610        2,169
Verizon Communications                      679,797       32,263
Viacom, Inc. Class B (a)                    444,341       19,618
WorldCom, Inc.                              738,640       10,400
                                                         --------
                                                         208,737
                                                        ---------

TRANSPORTATION - 0.6%
Burlington Northern, Inc.                    99,181        2,829
CSX Corp.                                    52,299        1,833
FedEx Corp. (a)                              77,293        4,010
Navistar International Corp.                 14,504          573
Norfolk Southern Corp.                       94,254        1,728
Ryder Systems, Inc.                          13,865          307
Union Pacific Corp.                          62,415        3,558
                                                         --------
                                                          14,838
                                                         --------
UTILITIES - 3.0%
AES Corp. (a)                               136,343        2,229
Allegheny Energy, Inc.                       30,555        1,107
Alltel Corp.                                 78,156        4,825
Ameren Corp.                                 33,557        1,419
American Electric Power Co., Inc.            81,019        3,527
Cinergy Corp.                                38,949        1,302
CMS Energy Corp.                             32,338          777
Consolidated Edison, Inc.                    54,467        2,198
Dominion Resources, Inc.                     65,285        3,924
DTE Energy Co.                               40,371        1,693
Duke Energy Corp. NPV                       194,679        7,643
Dynegy, Inc. Class A                         82,208        2,096
Edison International                         79,792        1,205
Entergy Corp.                                56,674        2,217
Exelon Corp.                                 80,681        3,863
FirstEnergy Corp.                            75,458        2,639
FPL Group, Inc.                              45,008        2,538
KeySpan Corp.                                33,643        1,166
Niagara Mohawk Holdings, Inc. (a)            38,765          687
NICOR, Inc.                                  11,144          464
NiSource, Inc.                               50,611        1,167
Peoples Energy Corp.                          8,299          315
PG&E Corp.                                   94,845        1,825
Pinnacle West Capital Corp.                  20,781          870
PPL Corp.                                    35,741        1,246
Public Service Enterprise Group, Inc.        53,371        2,252
Reliant Energy, Inc.                         72,856        1,932
Southern Co.                                171,237        4,341
Sprint Corp. (Fon Group)                    221,391        4,446

See notes to financial statements.

                                                           MARKET
                                                            VALUE
                                                            (000)
                                            SHARES            $
                                         ----------     ----------
Sprint Corp. (PCS Group) (a)               246,845         6,025
TECO Energy, Inc.                           33,200           871
TXU Corp.                                   64,715         3,051
Williams Cos.                              129,163         3,296
Xcel Energy, Inc.                           87,095         2,416
                                                      ------------
                                                          81,572
                                                      ------------

TOTAL COMMON STOCKS
(cost $2,357,647,405)                                  2,621,348
                                                      ------------

                                              PAR
                                             VALUE
                                             (000)
                                           ---------
GOVERNMENT AND AGENCY
SECURITIES - 0.3%
United States Treasury Bill (b)(c)
1.65% due 03/14/02                          $8,235         8,208
                                                          --------
TOTAL GOVERNMENT AND
AGENCY SECURITIES (cost $8,207,824)                        8,208
                                                          --------

                                            SHARES
                                          ----------
SHORT TERM INVESTMENTS - 4.5%
AIM Short Term Investment
Prime Portfolio                             61,912        61,912
State Street Navigator Securities
Lending Prime Portfolio (d)                 60,799        60,799
Money Market Obligations Trust                   3             3
                                                        ----------
TOTAL SHORT TERM INVESTMENTS
(cost $122,714,230)                                      122,714
                                                        ----------

                                                           MARKET
                                                           VALUE
                                                           (000)
                                            SHARES           $
                                          ----------  ------------
TOTAL INVESTMENTS - 102.2%
(cost $2,488,569,459)                                   2,752,270

OTHER ASSETS AND LIABILITIES NET - (2.2%)                 (59,972)
                                                      ------------
NET ASSETS -100%                                       $2,692,298
                                                      ============

(a)  Non-income producing security.

(b) Held as collateral in connection with futures contracts purchased by the Portfolio.

(c)  Rate represents annualized yield at date of purchase.

(d) Security represents investment made with cash collateral received from securities loaned.

ABBREVIATIONS

ADR - American Depositary Receipt
NV - Non-voting

                                            NUMBER        UNREALIZED
                                              OF         DEPRECIATION
                                           CONTRACTS        (000)
                                        -------------  --------------
SCHEDULE OF FUTURES CONTRACTS
S&P 500 Financial Futures Contracts
Expiration date 03/2002                        230     $    1,224
                                                       ----------
Total unrealized appreciation on
Open futures contracts
purchased                                              $    1,224
                                                       ==========

See notes to financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(Amounts in thousands)                                         December 31, 2001

ASSETS
Investments at market (identified cost $2,488,569)                                                         $2,752,270
Receivables:
Investments sold                                                                                                  453
Dividends and interest                                                                                          2,777
                                                                                                           -----------
Total assets                                                                                                2,755,500

LIABILITIES
Payables:
Investments purchased                                                                        $   1,720
Due upon return of securities loaned                                                            60,799
Management fees (Note 4)                                                                           102
Daily variation margin on futures contracts                                                        581
Total liabilities                                                                            ----------
                                                                                                               63,202
                                                                                                           ----------
NET ASSETS                                                                                                 $2,692,298
                                                                                                           ==========
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                            $2,427,373

Net unrealized appreciation on investments and futures contracts                                              264,925
                                                                                                           ----------
NET ASSETS                                                                                                 $2,692,298
                                                                                                           ===========

See notes to financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS
(Amounts in thousands)                      For the Year Ended December 31, 2001

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $260)                                                          $   35,575
Interest                                                                                                        2,845
                                                                                                           ----------
Total Investment Income                                                                                        38,420

EXPENSES
Management fees (Note 4)                                                                    $    1,252
                                                                                            -----------
Total Expenses                                                                                                  1,252
                                                                                                           ----------
NET INVESTMENT INCOME                                                                                          37,168
                                                                                                           ----------
REALIZED AND UNREALIZED LOSS
Net realized loss on:
Investments and foreign currency transactions                                                 (130,959)
Futures contracts                                                                              (12,772)
                                                                                            ------------
                                                                                                             (143,731)
Net change in unrealized appreciation/(depreciation) on:
Investments and foreign currency transactions                                                 (265,286)
Futures contracts                                                                               (2,958)
                                                                                            ------------
                                                                                                             (262,328)
                                                                                                           -----------
Net realized and unrealized loss                                                                             (406,059)
                                                                                                           -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $(368,891)
                                                                                                           ============


See notes to financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                                        FOR THE YEAR        FOR THE PERIOD
                                                             ENDED                 ENDED
                                                      DECEMBER 31, 2001    DECEMBER 31, 2000*
                                                     ------------------ ----------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income                                  $     37,168     $    24,343
Net realized loss                                          (143,731)        (51,513)
Net change in unrealized depreciation                      (262,328)       (145,536)
                                                       --------------   ------------
Net decrease in net assets resulting from operations       (368,891)       (172,706)
                                                       --------------   ------------
CAPITAL TRANSACTIONS
Proceeds from contributions                                 720,722       3,861,947
Fair value of withdrawals                                  (616,804)       (731,970)
                                                       --------------   ------------
Net increase in net assets from capital transactions        103,918       3,129,977
                                                       --------------   ------------
TOTAL NET INCREASE/(DECREASE) IN NET ASSETS                (264,973)      2,957,271

NET ASSETS
Beginning of period                                       2,957,271              --
                                                       --------------   ------------
End of period                                          $  2,692,298     $ 2,957,271
                                                       ==============  =============

----------
* The Portfolio commenced operations on March 1, 2000.

See notes to financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

                                     FOR THE YEAR         FOR THE PERIOD
                                       ENDED                  ENDED
                                 DECEMBER 31, 2001     DECEMBER 31, 2000*
                                ------------------   ---------------------
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
(in thousands)                  $    2,692,298        $    2,957,271
Ratios to average net assets:
Operating expenses                       0.045%                0.045%**
Net investment income                     1.34%                 1.14%**
Portfolio turnover rate                     14%                   18%
Total return (a)                        (11.94%)               (2.41%)***

----------
*    The Portfolio commenced operations on March 1, 2000.

**   Annualized

***  Not Annualized

(a) Results represent past performance and are not indicative of future results.

See notes to financial statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

                                                   NOTES TO FINANCIAL STATEMENTS

                                                               December 31, 2001

1.   ORGANIZATION

     State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises five investment portfolios: The State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, and the State Street Aggregate Bond Index Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31, 2001, only State Street MSCI(R) EAFE(R)Index Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

     SECURITY VALUATION: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

     Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security.

     The Portfolio may value securities for which market quotations are not readily available at "fair value", as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each investor's average net assets.

     FEDERAL INCOME TAXES: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's interest holders in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the

     Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

     FUTURES: The Portfolio may enter into financial futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio is required to segregate securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

     The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

     SECURITIES LENDING: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government Securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street.

     The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2001, the value of the securities loaned amounted to $58,241,608. The loans were collateralized with cash of $60,798,725, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio.

3.   SECURITIES TRANSACTIONS

     For the period ended December 31, 2001, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $555,450,402 and $456,069,197, respectively. The aggregate gross unrealized appreciation and depreciation were $535,727,395 and $272,026,746, respectively, as of December 31, 2001.

4.   RELATED PARTY FEES AND TRANSACTIONS

     The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA, directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal and audit expenses), SSgA receives a management fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

                                               STATE STREET MASTER FUNDS (UNAUDITED)

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN   OTHER
                             POSITION(S)   TERM OF OFFICE                                  FUND COMPLEX    DIRECTORSHIPS
                             HELD WITH     AND LENGTH OF      PRINCIPAL OCCUPATION         OVERSEEN BY     HELD BY
NAME, ADDRESS, AND AGE       FUND          TIME SERVED        DURING PAST FIVE YEARS       TRUSTEE         TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES
Michael F. Holland           Trustee and   Term: Indefinite   Holland & Company            10              Director of the
Age: 57                      Chairman of   Elected: 9/99      L.L.C., Chairman,                            Holland SeriesFund,
P.O.Box 5049                 the Board                        1995 to present.                             Inc. and the China
Boston, MA 02206                                                                                           Fund, Inc.

William L. Boyan             Trustee       Term: Indefinite   Trustee of Old Mutual        10              Trustee of Old
Age: 65                                    Elected: 9/99      South Africa Equity Trust                    Mutual South Africa
P.O.Box 5049                                                  since 1983; Chairman of                      Equity Trust
Boston, MA 02206                                              the Board of Trustees of
                                                              Children's Hospital and
                                                              Children's Medical Center
                                                              since 1984; Director of
                                                              John Hancock Mutual Life
                                                              Insurance Company, 1983 to
                                                              1998; and President and
                                                              Chief Operations Officer of
                                                              John Hancock Mutual Life
                                                              Insurance Company, 1992 to
                                                              1998. Mr. Boyan retired in
                                                              1999.

Rina K. Spence               Trustee       Term: Indefinite   President of SpenceCare      10              Director of
Age: 53                                    Elected: 7/99      International LLC since 1998;                Berkshire Life
P.O.Box 5049                                                  Chief Executive Officer                      Insurance Company
Boston, MA 02206                                              of Consensus Pharmaceutical,                 of America
                                                              Inc., 1998 to 1999;
                                                              and Founder, President and
                                                              Chief Executive Officer
                                                              of Spence Center for
                                                              Women' s Health, 1994 to
                                                              1998.

                                            STATE STREET MASTER FUNDS (UNAUDITED)

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS IN    OTHER
                              POSITION(S)  TERM OF OFFICE                              FUND COMPLEX     DIRECTORSHIPS
                              HELD WITH    AND LENGTH OF     PRINCIPAL OCCUPATION      OVERSEEN BY      HELD BY
NAME, ADDRESS, AND AGE        FUND         TIME SERVED       DURING PAST FIVE YEARS    TRUSTEE          TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Douglas T. Williams           Trustee      Term: Indefinite  Executive Vice President  10               None
Age: 60                                    Elected: 7/99     of Chase Manhattan Bank,
P.O. Box 5049                                                1987 to 1999. Mr.Williams
Boston, MA 02206                                             retired in 1999.



OFFICERS:

Kathleen C. Cuocolo           President    Term: Indefinite  Executive Vice President --               --
Age: 49                                    Elected: 5/00     of State Street Bank and
Two Avenue de Lafayette                                      Trust Company since
Boston, MA 02111                                             2000; and Senior Vice
                                                             President of State Street
                                                             Bank and Trust Company,
                                                             1982 to 2000.

Janine L. Cohen               Treasurer    Term: Indefinite  Senior Vice President of --               --
Age: 48                                    Elected: 5/00     State Street Bank and
Two Avenue de Lafayette                                      Trust Company since 2001;
Boston, MA 02111                                             and Vice President of
                                                             State Street Bank and
                                                             Trust Company, 1992 to
                                                             2000.

Julie A. Tedesco              Secretary    Term: Indefinite  Vice President and       --               --
Age: 44                                    Elected: 5/00     Counsel of State Street
One Federal Street                                           Bank and Trust Company
Boston, MA 02110                                             since 2000; and Counsel
                                                             of First Data Investor
                                                             Services Group, Inc.,
                                                             1994 to 2000.

K. David James                Assistant    Term: Indefinite  Associate Counsel of     --               --
Age: 31                       Secretary    Elected: 9/01     State Street Bank and
One Federal Street                                           Trust Company since
Boston, MA 02110                                             2000, and 1998 to 1999;
                                                             Paralegal Manager of
                                                             PFPC Inc., 1999 to 2000;
                                                             and Legal Manager of
                                                             Fidelity Investments,
                                                             1996 to 1998.

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments and schedule of futures contracts, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 1, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from March 1, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 8, 2002

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

INTERNATIONAL STOCK SELECTION FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                       INTERNATIONAL STOCK SELECTION FUND

                                  Annual Report
                                 August 31, 2002

                                Table of Contents

                                                                   Page

Chairman's Letter                                                     3

Portfolio Management Discussion and Analysis                          4

Report of Independent Accountants                                     6

Financial Statements                                                  7

Financial Highlights                                                 14

Notes to Financial Statements                                        15

Tax Information                                                      21

Disclosure of Information About Fund Trustees                        22

Fund Management and Service Providers                                26

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA INTERNATIONAL STOCK SELECTION FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA International Stock Selection Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                        /s/ Agustin J. Fleites

Timothy B. Harbert                            Agustin J. Fleites
State Street Global Advisors                  SSgA Funds Management, Inc.
Chairman and Chief Executive Officer          President

SSgA INTERNATIONAL STOCK SELECTION FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Provide long-term capital growth.

INVESTS IN: Equity securities of foreign issuers.

STRATEGY: The Fund's proprietary stock selection model seeks to choose the best securities within each industry regardless of the country of domicile. In order to effectively manage risk, the Fund will seek to invest in only those countries included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI(R) EAFE(R)") Index, without letting the relative position sizes in those countries deviate significantly from the benchmark.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

DATES            INTERNATIONAL STOCK SELECTION   MSCI  EAFE INDEX **
      *                  $   10,000                  $  10,000
   1995                  $   10,890                  $  10,933
   1996                  $   11,567                  $  11,794
   1997                  $   11,703                  $  12,862
   1998                  $   10,591                  $  12,844
   1999                  $   13,438                  $  16,141
   2000                  $   14,257                  $  17,683
   2001                  $   11,172                  $  13,377
   2002                  $    9,572                  $  11,377
Total                    $  103,190                  $ 117,011

PERFORMANCE REVIEW

For the fiscal year ending August 31, 2002, the SSgA International Stock Selection Fund lost 14.32%. This still compared favorably to the MSCI(R) EAFE(R) Index, which fell 14.95% during the same period. The Fund's performance includes 100 basis points of operating expenses, whereas Index returns do not include expenses of any kind.

Equity markets across the globe continued to weaken during the fiscal period, reflecting on-going concerns about future economic prospects and corporate governance. Neither of the two major regions within EAFE were spared as the MSCI Europe Index dropped 16.0% and the MSCI Pacific retreated by 12.3% for the period. On a country basis only Australia (4.43% of the Index) and New Zealand (0.15% of the Index) posted positive results. The Fund maintained a benchmark-relative neutral position to these two countries.

SSgA INTERNATIONAL STOCK SELECTION FUND

PERIOD ENDED    GROWTH OF       TOTAL
  08/31/02       $10,000        RETURN
------------    ---------     ----------
1 Year           $ 8,568      (14.32)%
5 Years          $ 8,180       (3.94)%+
Inception        $ 9,572       (0.58)%+

MORGAN STANLEY CAPITAL INTERNATIONAL
     EUROPE, AUSTRALASIA, FAR EAST INDEX (NET DIVIDEND)

PERIOD ENDED    GROWTH OF       TOTAL
 08/31/02        $10,000       RETURN
------------    ---------     ----------
1 Year           $ 8,505      (14.95)%
5 Years          $ 8,845       (2.42)%+
Inception        $11,377        1.74%+

SEE RELATED NOTES ON FOLLOWING PAGE.

MARKET AND PORTFOLIO HIGHLIGHTS

The Fund had strong stock selection in the information technology, telecommunication services and energy sectors. Within information technology, the Fund added value from its Index-relative overweight positions in Alps Electronics and Tandberg. Alps, the Japanese electronics manufacturer, in which the Manager held an overweight position due to positive reviews from analysts, returned more than 58% for the period as it benefited greatly from Japan's tech rebound earlier in the year. Tandberg, the Norwegian videoconferencing equipment developer, which had shown strong growth expectations according to the Manager's stock selection model and had received positive analyst sentiment, returned more than 100% for the period as demand increased substantially for its products after the attacks of September 11th.

In telecommunication services, the Fund benefited from overweight positions in smaller, less debt-burdened firms. Positions in European companies Telekom Austria and Swisscom, as well as KDDI Corp. in Japan, all posted modest gains. Major European phone companies and equipment suppliers continued to be hit hard during this period as a result of overspending and debts incurred from their purchases of Third Generation (3G) wireless and bandwidth licenses. The Fund benefited from underweights to Deutsche Telekom, France Telecom, and Ericsson, which were heavily impacted by overspending for licensing fees.

One of the Fund's largest positions due to positive analyst comments, ENI added value as the Italian energy producer was up 20%. The company's outperformance resulted from its ability to meet and exceed operating performance targets. The Fund was overweight 1.86% in this security, aiding performance for the period.

Detractors from performance included an overweight position to British Airways which returned -47% for the year ended August 31, 2002. British Airways showed positive growth prospects according to the Manager's models and due to it's leverage, offered a hedge in the event of an economic recovery. Also, the security Serono in the biotechnology sector hurt the Fund's performance as it returned -38% for the same time period. The Manager held an overweight position in this security due to the fact that it is the only European biotechnology firm of significant size and showed positive growth prospects according to the Manager's modeling process.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)    AUGUST 31, 2002

ENI-Ente Nazionale Idrocarburi SpA     2.8%
GlaxoSmithKline PLC                    2.5
Nestle SA                              2.4
Royal Bank of Scotland Group PLC       2.1
BNP Paribas                            2.0
British American Tobacco PLC           1.8
Vodafone Group PLC                     1.7
TotalFinaElf SA                        1.5
Lloyds TSB Group PLC                   1.5
Tohoku Electric Power                  1.3

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The Fund commenced operations on March 7, 1995. Index comparison began March 1, 1995.

** Morgan Stanley Capital International Europe, Australasia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

+    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA International Stock Selection Fund (formerly SSgA Active International Fund)(the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                        /s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2002

SSgA
INTERNATIONAL STOCK SELECTION FUND

STATEMENT OF NET ASSETS
                                                                 AUGUST 31, 2002

                                                      MARKET
                                       NUMBER         VALUE
                                         OF           (000)
                                       SHARES           $
                                       -------      --------
COMMON STOCKS - 89.9%
AUSTRALIA - 4.2%
Australia and New Zealand
Banking Group, Ltd. (AE)                30,138           315
BHP Billiton, Ltd. (AE)                161,142           809
BHP Steel, Ltd. (AE)                    29,692            46
CSR, Ltd.                               93,946           340
National Australia Bank, Ltd.           22,366           427
Qantas Airways, Ltd.                   132,442           305
Woolworths, Ltd. (AE)                  109,032           721
                                                    --------
                                                       2,963
                                                    --------
AUSTRIA - 1.5%
OMV AG (AE)                              5,541           494
Telekom Austria AG (AE)                 66,277           558
                                                    --------
                                                       1,052
                                                    --------
BELGIUM - 1.1%
KBC Bancassurance Holding               10,767           389
Umicore                                  9,838           391
                                                    --------
                                                         780
                                                    --------
DENMARK - 1.6%
Coloplast A/S Class B                    5,000           396
H Lundbeck A/S                          14,522           337
Novozymes A/S (AE)                      19,504           399
                                                    --------
                                                       1,132
                                                    --------
FINLAND - 0.9%
Nokia OYJ (AE)                          46,791           625
                                                    --------
FRANCE - 7.4%
Altran Technologies SA                   9,825           162
BNP Paribas                             30,396         1,418
Credit Lyonnais SA (AE)                  8,622           378
Lagardere S.C.A                          8,628           335
Peugeot SA                              15,117           676
Sanofi-Synthelabo SA (AE)               13,355           801
Societe Assurances Generales
de France                               11,963           470
Suez SA (AE)                             5,805             7
TotalFinaElf SA (AE)                     8,120         1,042
                                                    --------
                                                       5,289
                                                    --------
GERMANY - 7.4%
Allianz AG (AE)                          2,050           263
Altana AG (AE)                          13,700           672
Bayerische Hypo-und
Vereinsbank AG (AE)                     20,000           431
Commerzbank AG                          22,600           247
DaimlerChrysler AG (AE)                  9,900           428
Deutsche Bank AG                         5,000           310
E.ON AG (AE)                            18,000           927
Muenchener Rueckversicherungs AG         1,850           337
Puma AG Rudolf Dassler Sport             6,434           341
SAP AG (AE)                              3,565           275
Siemens AG                               8,500           401
Volkswagen AG                           13,500           614
                                                    --------
                                                       5,246
                                                    --------
HONG KONG - 2.5%
Jardine Matheson Holdings, Ltd.         79,388           460
Li & Fung, Ltd. (AE)                   514,000           563
New World Development, Ltd.            323,769           212
Oriental Press Group                 1,970,000           283
Swire Pacific, Ltd. Class A (AE)        63,500           287
                                                    --------
                                                       1,805
                                                    --------
IRELAND - 0.5%
Bank of Ireland                         29,088           340
                                                    --------
ITALY - 5.1%
Banca Popolare di Milano SCRL          171,396           674
ENI-Ente Nazionale Idrocarburi
SpA (AE)                               127,900         1,938
Parmalat Finanziaria SpA (AE)           87,500           254

                                                         MARKET
                                            NUMBER       VALUE
                                              OF         (000)
                                            SHARES         $
                                            -------    --------
Telecom Italia SpA                          110,375         591
TIM SpA                                      50,300         200
                                                       --------
                                                          3,657
                                                       --------
JAPAN - 19.7%
Alps Electric Co., Ltd.                      53,000         609
Brother Industries, Ltd.                     43,000         262
Canon, Inc.                                  13,000         445
Dainippon Pharmaceutical Co., Ltd.           40,000         389
Daiwa Securities Group, Inc. (AE)            42,000         218
Eisai Co., Ltd. (AE)                         26,500         688
Honda Motor Co., Ltd.                         9,500         402
Kawasaki Heavy Industries, Ltd.             434,000         458
Kawasaki Kisen Kaisha, Ltd.                 171,000         221
KDDI Corp. (AE)                                 277         799
Kubota Corp.                                 92,000         264
Kyocera Corp.                                 7,200         500
Matsushita Electric Industrial
Co., Ltd. (AE)                               37,000         445
Mitsubishi Corp. (AE)                        87,000         583
Mitsubishi Electric Corp.                    68,000         235
Mitsubishi Heavy Industries, Ltd. (AE)      129,000         373
Mitsubishi Tokyo Financial
Group, Inc. (AE)                                 77         532
Mitsui Fudosan Co., Ltd. (AE)                66,000         507
Nippon Oil Corp. (AE)                       111,000         491
Nippon Telegraph &
Telephone Corp. (AE)                            190         747
Nissan Motor Co., Ltd. (AE)                  83,000         606
Olympus Optical Co., Ltd. (AE)               19,000         271
Ricoh Co., Ltd.                              52,000         930
Sapporo Breweries, Ltd.                     101,000         245
Showa Denko K K (AE)                        415,000         641
Tanabe Seiyaku Co., Ltd.                     68,000         545
Tohoku Electric Power                        65,400         934
UFJ Holdings, Inc. (AE)                         146         329
Yamaha Motor Co., Ltd.                       43,000         332
                                                       --------
                                                         14,001
                                                       --------
NETHERLANDS - 5.0%
ABN Amro Holding NV (AE)                     30,108         491
ASML Holding NV (AE)                         14,882         152
Buhrmann NV (AE)                             45,000         322
ING Groep NV (AE)                            24,324         531
KLM-Koninklijke Luchtvaart Mij NV            39,056         440
Koninklijke Philips Electronics NV (AE)      19,750         395
Royal Dutch Petroleum Co. (AE)               17,914         808
Royal KPN NV (AE)                            76,664         420
                                                       --------
                                                          3,559
                                                       --------
NORWAY - 1.1%
Norsk Hydro ASA (AE)                          7,000         297
Tandberg ASA                                 40,400         480
                                                       --------
                                                            777
                                                       --------
SINGAPORE - 0.7%
Fraser & Neave, Ltd.                        121,100         533
                                                       --------
SPAIN - 2.0%
Grupo Dragados SA (AE)                       48,722         698
Iberdrola SA (AE)                            54,358         701
                                                       --------
                                                          1,399
                                                       --------
SWEDEN - 1.1%
Nordea AB (AE)                               42,215         198
Svenska Cellulosa AB Class B (AE)            17,500         597
                                                       --------
                                                            795
                                                       --------
SWITZERLAND - 6.6%
Adecco SA (AE)                                3,670         160
Baloise Holding, Ltd.                         7,190         392
Nestle SA (AE)                                7,760       1,665
Novartis AG Class G (AE)                     10,990         446
Swatch Group AG                              37,406         587
Swisscom AG                                     700         186
Syngenta AG (AE)                             13,070         724
UBS AG                                        9,006         424
Zurich Financial Services AG (AE)             1,200         119
                                                       --------
                                                          4,703
                                                       --------

                                                       MARKET
                                          NUMBER       VALUE
                                            OF         (000)
                                          SHARES         $
                                         --------    --------
UNITED KINGDOM - 21.5%
Allied Domecq PLC                          64,200         406
Aviva PLC                                  34,662         268
Barclays PLC                              108,000         775
Berkeley Group PLC                         41,037         428
British Airways PLC                        89,714         211
British American Tobacco PLC (AE)         110,325       1,282
BT Group PLC                              140,932         436
Corus Group PLC (AE)                      216,503         184
GlaxoSmithKline PLC                        94,630       1,780
HSBC Holdings PLC                          28,178         321
Imperial Chemical Industries PLC (AE)      88,684         349
Kidde PLC                                 502,999         514
Lloyds TSB Group PLC (AE)                 118,112       1,021
Man Group PLC                              25,810         423
Marks & Spencer Group PLC                  96,669         512
Reckitt Benckiser PLC Series C (AE)        48,687         901
Rentokil Initial PLC                       80,525         297
Royal Bank of Scotland Group PLC           61,500       1,468
Scottish Power PLC                         93,263         531
Shell Transport & Trading
Co. PLC (AE)                              121,653         816
Taylor Woodrow PLC                        122,500         326
Vodafone Group PLC (AE)                   729,110       1,167
Whitbread PLC                              51,392         421
WPP Group PLC (AE)                         66,182         487
                                                     --------
                                                       15,324
                                                     --------
TOTAL COMMON STOCKS
(cost $73,838)                                         63,980
                                                     --------
PREFERRED STOCKS - 0.2%
AUSTRALIA - 0.2%
News Corp., Ltd.                               37         161
                                                     --------
TOTAL PREFERRED STOCKS
(cost $249)                                               161
                                                     --------

                                      PRINCIPAL      MARKET
                                       AMOUNT        VALUE
                                       (000)         (000)
                                         $             $
                                    -----------    --------
LONG-TERM INVESTMENTS - 0.1%
CAYMAN ISLANDS - 0.1%
MTI Capital (Cayman), Ltd. (conv.)
0.500% due 10/01/07                  JPY 39,000          56

TOTAL LONG-TERM INVESTMENTS
(cost $307)                                              56

SHORT-TERM INVESTMENTS - 8.4%
UNITED STATES - 8.4%
Federated Investors Prime Cash
Obligation Fund                           2,936       2,936
Short-Term Investment Co.                 2,972       2,972
                                                   --------
TOTAL SHORT-TERM INVESTMENTS
(cost $5,908)                                         5,908
                                                   --------
TOTAL INVESTMENTS - 98.6%
(identified cost $80,302)                            70,105
                                                   --------
OTHER ASSETS AND LIABILITIES,
NET - 1.4%                                            1,030
                                                   --------
NET ASSETS - 100.0%                                  71,135
                                                   ========

(AE) Nonincome-producing security.

(a) Cash balances totaling $280,528 were held as collateral in connection with futures contracts purchased (sold).

FOREIGN CURRENCY ABBREVIATIONS:
JPY - Japanese yen

See accompanying notes which are an integral part of the financial statements.

                                             UNREALIZED
                                  NOTIONAL  APPRECIATION
                                   AMOUNT  (DEPRECIATION)
FUTURES CONTRACTS                  (000)       (000)
(NUMBER OF CONTRACTS)                $           $
                                  -------- --------------
LONG POSITIONS
FTSE-100 Index (UK)
expiration date 09/02 (11)          7,072             (67)
MSCI Pan Euro Index (EMU)
expiration date 09/02 (129)            57             (88)
TOPIX Index (Japan)
expiration date 09/02 (16)          1,266             (86)
                                           --------------
Total Unrealized Appreciation
(Depreciation) on Open Futures
Contracts Purchased (a)                              (241)
                                           ==============

                                                MARKET
                                   % OF         VALUE
INDUSTRY DIVERSIFICATION            NET         (000)
(UNAUDITED)                       ASSETS          $
                                  ------       -------
Consumer Discretionary              14.1%       10,027
Consumer Staples                     7.1         5,041
Energy                               9.4         6,694
Financials                          18.4        13,119
Health Care                          8.1         5,765
Industrials                          7.5         5,361
Information Technology               5.8         4,113
Materials                            2.8         2,017
Miscellaneous                        6.1         4,342
Telecommunication Services           6.4         4,562
Utilities                            4.4         3,100
Short-Term Investments               8.4         5,908
Long-Term Investments                0.1            56
                                  ------       -------
Total Investments                   98.6        70,105
Other Assets and Liabilities, Net    1.4         1,030
                                  ------       -------
Net Assets                         100.0%       71,135
                                  ======       =======

                                                  MARKET
                                    % OF          VALUE
GEOGRAPHIC DIVERSIFICATION          NET           (000)
(UNAUDITED)                        ASSETS           $
                                   ------        -------
Asia                                  7.6%         5,462
Europe                               41.3         29,354
Japan                                19.7         14,001
United Kingdom                       21.5         15,324
Short-Term Investments                8.4          5,908
Long-Term Investments                 0.1             56
                                   ------        -------
Total Investments                    98.6         70,105
Other Assets and Liabilities, Net     1.4          1,030
                                   ------        -------
Net Assets                          100.0%        71,135
                                   ======        =======

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL STOCK SELECTION FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                   AUGUST 31, 2002

ASSETS
Investments at market (including securities on loan of $7,945),(identified cost $80,302)               $    70,105
Cash                                                                                                           411
Foreign currency holdings (identified cost $1,110)                                                           1,108
Receivables:
Dividends and interest                                                                                         206
Fund shares sold                                                                                               472
Daily variation margin on futures contracts                                                                     23
Prepaid expenses                                                                                                23
Short-term investments held as collateral for securities loaned, at market                                   8,370
                                                                                                       -----------
Total assets                                                                                                80,718

LIABILITIES
Payables:
Investments purchased                                                                   $     885
Fund shares redeemed                                                                          204
Accrued fees to affiliates                                                                     86
Other accrued expenses                                                                         38
Payable upon return of securities loaned, at market                                         8,370
                                                                                        ---------
Total liabilities                                                                                            9,583
                                                                                                       -----------
NET ASSETS                                                                                             $    71,135
                                                                                                       ===========
NET ASSETS CONSIST OF:
Undistributed net investment income.                                                                   $       807
Accumulated net realized gain (loss)                                                                       (15,278)
Unrealized appreciation (depreciation) on:
Investments                                                                                                (10,197)
Futures contracts                                                                                             (241)
Foreign currency-related transactions                                                                            1
Shares of beneficial interest                                                                                   11
Additional paid-in capital                                                                                  96,032
                                                                                                       -----------
NET ASSETS                                                                                             $    71,135
                                                                                                       ===========
NET ASSET VALUE, offering and redemption price per share:
($71,134,668 divided by 11,259,166 shares of $.001 par value
shares of beneficial interest outstanding)                                                             $      6.32
                                                                                                       ===========

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL STOCK SELECTION FUND

STATEMENT OF OPERATIONS
Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $161)                             $  1,387
Securities Lending Income                                                           91
Interest                                                                            50
                                                                              --------
Total investment income                                                          1,528

EXPENSES
Advisory fees                                                  $   521
Administrative fees                                                 80
Custodian fees                                                     157
Distribution fees                                                   19
Transfer agent fees                                                 49
Professional fees                                                   26
Registration fees                                                   10
Shareholder servicing fees                                          22
Trustees' fees                                                      11
Miscellaneous                                                       13
                                                               -------

Expenses before reductions                                         908
Expense reductions                                                (213)
                                                               -------
Expenses, net                                                                      695
                                                                              --------

Net investment income (loss)                                                       833
                                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                     (8,573)
Futures contracts                                                 (405)
Foreign currency-related transactions                               29          (8,949)
                                                               -------

Net change in unrealized appreciation (depreciation) on:
Investments                                                     (2,832)
Futures contracts                                                 (110)
Foreign currency-related transactions                              (28)         (2,970)
                                                               -------        --------

Net realized and unrealized gain (loss)                                        (11,919)
                                                                              --------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                         $(11,086)
                                                                              ========

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL STOCK SELECTION FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                       2002           2001
                                                                    ---------      ---------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                        $     833      $     933
Net realized gain (loss)                                               (8,949)        (7,122)
Net change in unrealized appreciation (depreciation)                   (2,970)       (15,327)
                                                                    ---------      ---------
Net increase (decrease) in net assets from operations                 (11,086)       (21,516)
                                                                    ---------      ---------
DISTRIBUTIONS
From net investment income                                               (384)            --
From net realized gain                                                     --        (11,977)
                                                                    ---------      ---------
Net decrease in net assets from distributions                            (384)       (11,977)
                                                                    ---------      ---------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions           3,979          6,474
                                                                    ---------      ---------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                            (7,491)       (27,019)

NET ASSETS
Beginning of period                                                    78,626        105,645
                                                                    ---------      ---------
End of period (including undistributed net investment income of
$807 and $325, respectively)                                        $  71,135      $  78,626
                                                                    =========      =========

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL STOCK SELECTION FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            FISCAL YEARS ENDED AUGUST 31,
                                            --------------------------------------------------------------
                                               2002         2001         2000         1999          1998
                                            ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD        $     7.42   $    10.87   $    10.37   $     9.24   $    10.85
                                            ----------   ----------   ----------   ----------   ----------
INCOME FROM OPERATIONS
Net investment income (loss)(a)                    .08          .09          .09          .12          .16
Net realized and unrealized gain (loss)          (1.14)       (2.28)         .54         2.09        (1.13)
                                            ----------   ----------   ----------   ----------   ----------
Total income from operations                     (1.06)       (2.19)         .63         2.21         (.97)
                                            ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS
From net investment income                        (.04)          --         (.13)        (.39)        (.15)
From net realized gain                              --        (1.26)          --         (.69)        (.49)
                                            ----------   ----------   ----------   ----------   ----------
Total distributions                               (.04)       (1.26)        (.13)       (1.08)        (.64)
                                            ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD              $     6.32   $     7.42   $    10.87   $    10.37   $     9.24
                                            ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (%)                                (14.32)      (21.64)        6.09        26.88        (9.50)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)        71,135       78,626      105,645       99,916       76,565

Ratios to average net assets (%):
Operating expenses, net (b)                       1.00         1.00         1.00         1.00         1.00
Operating expenses, gross (b)                     1.31         1.33         1.28         1.37         1.29
Net investment income                             1.20         1.06          .79         1.30         1.23

Portfolio turnover rate (%)                      49.55        85.14        64.05        62.02        74.79

(a) For periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(b)  See Note 4 for current period amounts.

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL STOCK SELECTION FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA International Stock Selection Fund (formerly "Active International Fund"), (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the last reported sales price. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

     Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

     The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had net tax basis capital loss carryovers of $1,433,134, and $7,374,807 which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009 and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $6,378,240 incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in foreign denominated investments, forward contracts, passive foreign investment companies and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

        Cost of Investments for Tax Purposes               $ 80,430,001
        Gross Tax Unrealized Appreciation                     3,640,240
        Gross Tax Unrealized Depreciation                   (13,965,292)
                                                           ------------
        Net Tax Unrealized Appreciation (Depreciation)     $(10,325,052)
                                                           ============
        Undistributed Ordinary Income                      $    840,745
        Undistributed Long-Term Gains
        (Capital Loss Carryforward)                        $ (8,807,941)

        TAX COMPOSITION OF DISTRIBUTIONS:
        Ordinary Income                                    $    383,973
        Long-Term Capital Gains                            $         --
        Tax Return of Capital                              $         --

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

     FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

     (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

     (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

     Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at period-end, resulting from changes in the exchange rates.

     It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates, from that portion that arises from changes in market prices of investments during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

     DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

     The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

     FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

     INVESTMENT IN INTERNATIONAL MARKETS: Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $34,351,013 and $32,782,595, respectively.

     SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, the value of outstanding securities on loan and the value of collateral amounted to $7,944,941 and $8,370,148, respectively.

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser has voluntarily agreed to waive up to the full amount of its Advisory fee to the extent that total expenses exceeded 1.00% of its average daily net assets on an annual basis. The total amount of the reimbursement for the period ended August 31, 2002, was $213,256. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $89 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all International portfolios: $0 up to $1 billion - .07%; over $1 billion - .05%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $13,325, $921 and $3,634 by State Street, Global Markets and CitiStreet, respectively. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

        Advisory fees                      $  28,765
        Administration fees                    9,973
        Custodian fees                        15,528
        Distribution fees                        592
        Shareholder servicing fees            20,222
        Transfer agent fees                   10,666
        Trustees' fees                           267
                                           ---------
                                           $  86,013
                                           =========

     BENEFICIAL INTEREST: As of August 31, 2002, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 12% of the total outstanding shares of the Fund.

5.   FUND SHARE TRANSACTIONS (amounts in thousands)

                                                     FISCAL YEARS ENDED AUGUST 31,
                                          ---------------------------------------------------
                                                  2002                          2001
                                          ---------------------        ----------------------
                                          SHARES       DOLLARS         SHARES        DOLLARS
                                          ------      ---------        -------      ---------
     Proceeds from shares sold             5,016      $  33,788         12,955      $ 114,647
     Proceeds from reinvestment of
     distributions                            23            155          1,347         11,504
     Payments for shares redeemed         (4,382)       (29,964)       (13,420)      (119,677)
                                          ------      ---------        -------      ---------
     Total net increase (decrease)           657      $   3,979            882      $   6,474
                                          ======      =========        =======      =========

6.   INTERFUND LENDING PROGRAM

     The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

SSgA
INTERNATIONAL STOCK SELECTION FUND

                                                                 TAX INFORMATION
                                                     AUGUST 31, 2002 (UNAUDITED)

     The Fund paid foreign taxes of $161,343 and recognized $1,539,636 of foreign source income during the taxable year ended August 31, 2002. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0143 per share of foreign taxes paid and $.1367 of gross income earned from foreign sources in the taxable year ended August 31, 2002.

     Please consult a tax advisor for questions about federal or state income tax laws.

SSgA
INTERNATIONAL STOCK SELECTION FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                              NO. OF
                     POSITION(S) HELD                                                       PORTFOLIOS
      NAME,           WITH FUND AND        TERM            PRINCIPAL OCCUPATION(S)          IN COMPLEX             OTHER
     ADDRESS,           LENGTH OF           OF                   DURING THE                  OVERSEEN          DIRECTORSHIPS
       AGE             TIME SERVED        OFFICE                PAST 5 YEARS                BY TRUSTEE        HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee         Appointed until    - Vice Chairman,                       25            Trustee,
909 A Street           since 1988      successor is         Frank Russell Company;                             Frank Russell
Tacoma, WA 98402                       duly elected                                                            Investment
                                       and qualified      - Chairman of the Board,                             Company Funds
                                                            Frank Russell Investment                           and Russell
Age 63                                                      Management Company and                             Insurance Funds
                                                            Frank Russell Trust Company;                       (investment
                                                                                                               companies)
                       President and   Until successor    - Chairman of the Board and
                       Chairman of     is chosen and        Chief Executive Officer, Russell
                       the Board       qualified by         Fund Distributors, Inc.; and
                       since 1988      the Trustees.
                                                          - Director, Russell
                                                            Insurance Agency, Inc.,
                                                            Frank Russell
                                                            Investments (Ireland)
                                                            Limited, Frank Russell
                                                            Investment Company PLC;
                                                            Frank Russell
                                                            Investment Company II
                                                            PLC, Frank Russell
                                                            Investment Company III
                                                            PLC, Frank Russell
                                                            Institutional Funds
                                                            PLC, Frank Russell
                                                            Qualifying Investor
                                                            Fund, and Frank Russell
                                                            Investments (Cayman)
                                                            Ltd.

                                                                                                        NO. OF
                     POSITION(S) HELD                                                                 PORTFOLIOS
      NAME,           WITH FUND AND        TERM                PRINCIPAL OCCUPATION(S)                IN COMPLEX        OTHER
     ADDRESS,           LENGTH OF           OF                       DURING THE                         OVERSEEN     DIRECTORSHIPS
       AGE             TIME SERVED        OFFICE                    PAST 5 YEARS                       BY TRUSTEE   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall    Trustee         Appointed until    -  Chief Executive Officer and                    25        None
33 West Court Street   since 1988      successor is          President, Wm. L. Marshall
Doylestown, PA                         duly elected          Associates, Inc., Wm. L. Marshall
18901                                  and qualified         Companies, Inc. and the
                                                             Marshall Financial Group
Age 59                                                       (a registered investment advisor
                                                             and provider of financial and
                                                             related consulting services);

                                                          -  Certified Financial Planner and
                                                             Member, Institute of Certified
                                                             Financial Planners; and

                                                          -  Registered Representative for
                                                             Securities with FSC Securities
                                                             Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee         Appointed until    -  September 2000 to Present,                     25        None
522 5th Avenue         since 1988      successor is          Global Head of Structured Real
New York, NY                           duly elected          Estate, J.P. Morgan Investment
10036                                  and qualified         Management

                                                          -  January 2000 to September 2000,
Age 45                                                       Managing Director,
                                                             HSBC Securities (USA) Inc.

                                                          -  From 1998 to 2000, President,
                                                             Key Global Capital, Inc.;

                                                          -  From 1997 to 1998, Partner, Squire,
                                                             Sanders & Dempsey (law firm);
                                                             and

                                                          -  From 1994 to 1997,
                                                             Partner, Brown,
                                                             Rudnick, Freed & Gesmer
                                                             (law firm).

                                                                                                     NO. OF
                     POSITION(S) HELD                                                              PORTFOLIOS
      NAME,           WITH FUND AND        TERM                PRINCIPAL OCCUPATION(S)             IN COMPLEX         OTHER
     ADDRESS,           LENGTH OF           OF                       DURING THE                     OVERSEEN      DIRECTORSHIPS
       AGE             TIME SERVED        OFFICE                    PAST 5 YEARS                   BY TRUSTEE    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley        Trustee        Appointed until   -  Partner, Riley, Burke & Donahue,          25         Director -
One Corporate Place     since 1988     successor is         L.L.P. (law firm).                                   SSgA Cash
55 Ferncroft Road                      duly elected                                                              Management
Danvers, MA 01923                      and qualified                                                             Fund PLC,
                                                                                                                 State Street
Age 53                                                                                                           Global Advisors
                                                                                                                 Ireland, Ltd.

Richard D. Shirk        Trustee        Appointed until   -  1996 to May 2002, Chairman,               25         None
1180 Brookgate Way      since 1988     successor is         Cerulean Companies, Inc.
N.E.                                   duly elected         (Retired);
Atlanta, GA 30319                      and qualified
                                                         -  1996 to March 2001, President and
                                                            CEO, Cerulean Companies, Inc.;
Age 56
                                                         -  1992 to March 2001, President
                                                            and Chief Executive Officer, Blue
                                                            Cross/Blue Shield of Georgia;

                                                         -  1993 to November 2001, Chairman
                                                            and Board Member, Georgia Caring
                                                            for Children Foundation (private
                                                            foundation); and

                                                         -  1998 to Present, Board Member,
                                                            Healthcare Georgia Foundation
                                                            (private foundation)

Bruce D. Taber          Trustee        Appointed until   -  Consultant, Computer Simulation,          25         Director -
26 Round Top Road       since 1991     successor is         General Electric Industrial Control                  SSgA Cash
Boxford, MA 01921                      duly elected         Systems.                                             Management
                                       and qualified                                                             Fund PLC,
Age 59                                                                                                           State Street
                                                                                                                 Global Advisors
                                                                                                                 Ireland, Ltd.

                                                                                               NO. OF
                     POSITION(S) HELD                                                        PORTFOLIOS
      NAME,           WITH FUND AND        TERM                PRINCIPAL OCCUPATION(S)       IN COMPLEX       OTHER
     ADDRESS,           LENGTH OF           OF                       DURING THE               OVERSEEN    DIRECTORSHIPS
       AGE             TIME SERVED        OFFICE                    PAST 5 YEARS             BY TRUSTEE  HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd          Trustee         Appointed until   - Chairman, President and CEO,          25      Director -
150 Domorah Drive      since 1988      successor is        A.M. Todd Group, Inc.; and                    SSgA Cash
Montgomeryville,                       duly elected                                                      Management
PA 18936                               and qualified     - President and CEO, Zink & Triest              Fund PLC,
                                                           Co., Inc. (dealer in vanilla flavor           State Street
                                                           materials).                                   Global Advisors
Age 55                                                                                                   Ireland, Ltd

                       POSITION(S) HELD
       NAME,             WITH FUND AND      TERM                              PRINCIPAL OCCUPATION(S)
     ADDRESS,             LENGTH OF          OF                                     DURING THE
       AGE               TIME SERVED       OFFICE                                  PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold      Vice President  Until successor    -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street           and Secretary   is chosen and         Frank Russell Company
Tacoma, WA 98402       since 1994      qualified by
                                       Trustees           -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 45                                                       Investment Management Company, Frank Russell Capital Inc. and
                                                             Frank Russell Investments (Delaware), Inc.;

                                                          -  Assistant Secretary and Associate General Counsel,
                                                             Russell Fund Distributors, Inc.

                                                          -  Director, Secretary and Associate General Counsel,
                                                             Frank Russell Securities, Inc.;

                                                          -  Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson        Treasurer and   Until successor    -  Director - Funds Administration, Frank Russell Investment
909 A Street           Chief           is chosen and         Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402       Accounting      qualified by
                       Officer         Trustees           -  Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                 since 2000                            Company and Russell Insurance Funds.

SSgA INTERNATIONAL STOCK SELECTION FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

TAX FREE MONEY MARKET FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                           TAX FREE MONEY MARKET FUND

                                  Annual Report
                                 August 31, 2002

                                Table of Contents


                                                                            Page

Chairman's Letter                                                              3

Portfolio Management Discussion and Analysis                                   4

Report of Independent Accountants                                              6

Financial Statements                                                           7

Financial Highlights                                                          22

Notes to Financial Statements                                                 23

Disclosure of Information About Fund Trustees                                 27

Fund Management and Service Providers                                         31


"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INCOME FROM TAX-FREE FUNDS MAY BE SUBJECT TO AN ALTERNATIVE MINIMUM TAX, OR STATE AND LOCAL TAXES. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA TAX FREE MONEY MARKET FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Tax Free Money Market Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                   /s/ Agustin J. Fleites

Timothy B. Harbert                       Agustin J. Fleites
State Street Global Advisors             SSgA Funds Management, Inc.
Chairman and Chief Executive Officer     President

SSgA TAX FREE MONEY MARKET FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: To maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

INVESTS IN: Federal tax-exempt, high quality and short-term municipal securities issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different municipal money market instruments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

            TAX FREE MONEY
DATES        MARKET FUND
    *         $ 10,000
 1995         $ 10,254
 1996         $ 10,568
 1997         $ 10,884
 1998         $ 11,219
 1999         $ 11,523
 2000         $ 11,912
 2001         $ 12,280
 2002         $ 12,427
Total         $101,067

PERFORMANCE REVIEW
For the fiscal year ending August 31, 2002, the Fund had a total return of 1.20%, versus 1.12% for the Money Fund Report Averages(TM)/All Tax-Free Average. The Fund's performance includes operating expenses of 48 basis points, whereas Index returns do not include expenses of any kind.

The Federal Reserve cut the Federal Funds rate from 3.50% to 1.75% in fall 2001 and has held rates steady since then. Tax-free rates, however, have fluctuated over the past twelve months. One-year notes peaked at 2.50% early in September 2001 but steadily dropped until the early months of 2002, averaging 1.55% in January and February. Subsequently, one

SSgA TAX FREE MONEY MARKET FUND

      PERIOD ENDED        GROWTH OF               TOTAL
        08/31/02           $10,000               RETURN
-------------------     -------------           --------
1 Year                  $      10,120            1.20%
5 Years                 $      11,417            2.69%+
Inception               $      12,427            2.84%+

 * THE FUND COMMENCED OPERATIONS ON DECEMBER 1, 1994.

 + ANNUALIZED.

year rates then rose back up to around 1.90% during the March, April and May quarter before declining to 1.42% by fiscal year-end. Short-term rates, as tracked by the BMA Muni Swap Index followed a similar pattern but at lower rate levels. The one-week Index began the fiscal year at 2.01%, peaked in September 2001 at 2.28%, dropped to 1.08% in January 2002 and closed the fiscal year at 1.36%.

MARKET AND PORTFOLIO HIGHLIGHTS

The past year has been difficult to navigate, as the tragedy of September 11th created a host of new economic and emotional obstacles to overcome. Although the municipal sector was not immediately impacted, reduced corporate tax payments to municipalities caused revenue shortfalls, creating credit and issuance pressures by mid-year. Uncertainties in the equity markets prompted investors to move assets to money market vehicles in a flight to safety. Assets in tax free money market funds, as listed by IMoneyNet, grew by over $20 billion from January to August 2002. Fortunately, issuance of tax-free money market securities was also very strong, with the largest issue, $8 billion, coming in the form of California State Revenue Anticipation warrants.

The Tax Free Money Market Fund is AAA rated by Standard and Poor's and holds very high quality securities. The high quality helped to attract assets as the Fund grew from $461 million at August 31, 2001 to a high of $737 million in early July 2002. As the Fund's return fell below 1%, assets have declined, closing at $572 million at the fiscal year-end.

TOP TEN ISSUERS
(AS A PERCENT OF TOTAL INVESTMENTS)                                             AUGUST 31, 2002
Michigan State University Revenue Bonds                                                4.0%
Texas State General Obligation Limited Notes                                           4.0
Massachusetts State Water Resources Authority Revenue Bonds                            3.7
Massachusetts Health & Educational Facilities Authority Revenue Bonds                  3.6
Michigan State Revenue Bonds                                                           3.4
New York State Housing Finance Agency Revenue Bonds                                    3.2
Idaho State General Obligation Unlimited Notes                                         2.1
Virginia Public School Authority General Obligation Limited                            2.0
Illinois Health Facilities Authority Revenue Bonds                                     2.0
Missouri State Health & Educational Facilities Authority Revenue Bonds                 1.8

Money Fund Report Averages(TM)/All Tax-Free Averages are annualized, compounded net total return calculations. It is assumed that the income earned is reinvested and takes into account the expenses charged by each Fund in the National Retail, National Institutional, State-Specific Retail, and State-Specific Institutional categories that have been in existence for at least one year.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Past performance is not indicative of future results. Performance is historical and assumes reinvestment of dividends and capital gains.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Tax Free Money Market Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                  /s/ PricewaterhouseCoopers LLP
October 11, 2002

SSgA
TAX FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS
                                                                 AUGUST 31, 2002

                                                                                PRINCIPAL
                                                                                 AMOUNT               DATE          VALUE
                                                                                  (000)    RATE        OF           (000)
                                                                                    $        %      MATURITY*         $
                                                                                --------  -----     ---------     --------
MUNICIPAL BONDS - 99.7%
ALABAMA - 1.9%
Alabama Public School & College Authority Revenue Bonds, Series A                  1,315   5.750     08/01/03        1,366
Alabama Special Care Facilities Financing Authority-Birmingham Alabama
Revenue Bonds, Series A                                                            1,600   5.000     11/01/02        1,609
Montgomery BMC Special Care Facilities Financing Authority Revenue Bonds,
Series A, weekly demand (E)(u)                                                     1,000   1.400     12/01/30        1,000
Montgomery BMC Special Care Facilities Financing Authority Revenue Bonds,
Series G, weekly demand (E)(u)                                                     2,365   1.400     12/01/30        2,365
University of Alabama Revenue Bonds, Series C, weekly demand (E)(u)                4,300   1.330     09/01/31        4,300
                                                                                                                  --------
                                                                                                                    10,640
                                                                                                                  --------
ARIZONA - 0.8%
Pima County Industrial Development Authority Revenue Bonds, weekly demand (E)      1,700   1.400     12/01/22        1,700
Pima County Unified School District No. 10 Amphitheater General Obligation
Limited (u)                                                                        1,500   5.600     07/01/03        1,549
Scottsdale Industrial Development Authority Revenue Bonds, Series B,
weekly demand (E)(u)                                                               1,400   1.300     09/01/22        1,400
                                                                                                                  --------
                                                                                                                     4,649
                                                                                                                  --------
CALIFORNIA - 3.8%
California State Revenue Bonds, Series B                                           4,000   3.000     11/27/02        4,012
California State Revenue Bonds, Series B                                           4,000   2.500     11/27/02        4,007
Metropolitan Water District of Southern California Revenue Bonds, Series
B-2, weekly demand (E)                                                             5,600   1.250     07/01/20        5,600
Oakland-Alameda County Coliseum Authority Revenue Bonds, Series C-2,
weekly demand (E)                                                                  2,000   1.250     02/01/25        2,000
Ventura County California General Obligation Unlimited Notes                       6,000   3.000     07/01/03        6,066
                                                                                                                  --------
                                                                                                                    21,685
                                                                                                                  --------
COLORADO - 4.1%
Colorado State Revenue Notes, Series A                                            10,000   3.000     06/27/03       10,120
Denver City & County Colorado Revenue Bonds, Series B
(pre-refunded 11/15/2002)(ae)                                                      6,390   7.250     11/15/23        6,583
Metropolitan Denver Sewage Disposal District No. 1 General Obligation
Unlimited, semi-annual demand                                                      1,825   5.450     04/01/03        1,839
Regional Transportation District Certificate of Participation, Series A,
weekly demand (E)(u)                                                               5,000   1.400     12/01/22        5,000
                                                                                                                  --------
                                                                                                                    23,542
                                                                                                                  --------

                                                                                PRINCIPAL
                                                                                 AMOUNT               DATE          VALUE
                                                                                  (000)    RATE        OF           (000)
                                                                                    $        %      MATURITY*         $
                                                                                --------  -----     ---------     --------
CONNECTICUT - 0.6%
Connecticut State Health & Educational Facilities Authority Revenue Bonds,
Series T-2, weekly demand (E)                                                      2,500   1.250     07/01/29        2,500
Connecticut State Special Tax Obligation Revenue Special Tax, Series A
(pre-refunded 06/01/2003)(ae)                                                      1,000   6.600     06/01/04        1,039
                                                                                                                  --------
                                                                                                                     3,539
                                                                                                                  --------
DISTRICT OF COLUMBIA - 1.5%
District of Columbia General Obligation Unlimited, Series A,
weekly demand (E)(u)                                                               1,235   1.400     06/01/15        1,235
District of Columbia General Obligation Unlimited, Series B,
weekly demand (E)(u)                                                               1,800   1.400     06/01/30        1,800
District of Columbia Revenue Bonds, weekly demand (E)(u)                           5,360   1.400     09/15/29        5,360
                                                                                                                  --------
                                                                                                                     8,395
                                                                                                                  --------
FLORIDA - 4.1%
Dade County Industrial Development Authority Revenue Bonds, Series A,
weekly demand (E)                                                                    950   1.400     01/01/16          950
Dade County Industrial Development Authority Revenue Bonds, Series B,
weekly demand (E)                                                                    885   1.400     01/01/16          885
Dade County Industrial Development Authority Revenue Bonds, Series C,
weekly demand (E)                                                                    475   1.400     01/01/16          475
Dade County Industrial Development Authority Revenue Bonds, Series D,
weekly demand (E)                                                                    100   1.400     01/01/16          100
Florida Housing Finance Agency Revenue Bonds, Series 189Z,
weekly demand (E)(u)                                                               3,430   1.490     02/01/35        3,430
Jacksonville, Florida Electric Authority Revenue Bonds, Series SGA-17 (E)          3,000   1.440     10/01/20        3,000
Jacksonville, Florida Electric Authority Revenue, Series A, daily demand (E)       1,900   1.800     10/01/10        1,900
Jacksonville, Florida Electric Authority Revenue, Series C, daily demand (E)       1,000   1.800     10/01/30        1,000
Jacksonville, Florida Electric Authority Revenue, Series F, daily demand (E)       2,700   1.800     10/01/30        2,700
Palm Bay, Florida Revenue Bonds, Series B (pre-refunded 10/01/2002)(u)(ae)         2,000   6.200     10/01/17        2,047
Putnam County Development Authority Revenue Bonds (E)                              2,625   2.000     03/15/14        2,625
Putnam County Development Authority Revenue Bonds, weekly demand (E)               2,800   2.000     12/15/09        2,800
University Athletic Association Inc. Revenue Bonds, daily demand (E)               1,500   1.330     02/01/20        1,500
                                                                                                                  --------
                                                                                                                    23,412
                                                                                                                  --------

                                                                                PRINCIPAL
                                                                                 AMOUNT               DATE          VALUE
                                                                                  (000)    RATE        OF           (000)
                                                                                    $        %      MATURITY*         $
                                                                                --------  -----     ---------     --------
GEORGIA - 2.8%
Atlanta Georgia Certificate of Participation (pre-refunded 12/01/2002)(u)(ae)      2,550   6.250     12/01/17        2,683
Burke County Development Authority Revenue Bonds, Series A,
daily demand (E)(u)                                                                1,710   1.350     01/01/19        1,710
Clayton County Housing Authority Revenue Bonds, weekly demand (E)(u)               2,215   1.400     01/01/21        2,215
Clayton County Housing Authority Revenue Bonds, weekly demand (E)(u)               2,145   1.400     01/01/21        2,145
Clayton County Housing Authority Revenue Bonds, Series A,
weekly demand (E)(u)                                                               2,315   1.400     01/01/21        2,315
Cobb County & Marietta Water Authority Revenue Bonds                               2,000   5.000     11/01/02        2,012
De Kalb County Housing Authority Revenue Bonds, weekly demand (E)                  2,900   1.400     06/15/25        2,900
                                                                                                                  --------
                                                                                                                    15,980
                                                                                                                  --------
HAWAII - 0.9%
Honolulu City & County Hawaii General Obligation Unlimited, Series A,
weekly demand (E)                                                                  5,125   1.300     01/01/18        5,125
                                                                                                                  --------
IDAHO - 2.5%
Idaho Housing & Finance Association Revenue Bonds, Series A, Class I,
weekly demand (E)                                                                  2,000   1.500     07/01/33        2,000
Idaho Housing & Finance Association Revenue Bonds, Series D-I,
weekly demand (E)                                                                    250   1.500     01/01/33          250
Idaho State General Obligation Unlimited Notes                                    12,000   3.000     06/30/03       12,134
                                                                                                                  --------
                                                                                                                    14,384
                                                                                                                  --------
ILLINOIS - 4.9%
Illinois Development Finance Authority Revenue Bonds, weekly demand (E)            1,200   1.400     11/15/24        1,200
Illinois Development Finance Authority Revenue Bonds, Series A,
weekly demand (E)                                                                  3,650   1.450     09/01/22        3,650
Illinois Development Finance Authority, Series C, weekly demand (E)                2,600   1.350     03/01/09        2,600
Illinois Health Facilities Authority Revenue Bonds, Series A, weekly
demand (E)(u)                                                                      1,500   1.330     08/15/29        1,500
Illinois Health Facilities Authority Revenue Bonds, Series B, weekly demand (E)    5,000   1.400     08/01/20        5,000
Illinois Health Facilities Authority Revenue Bonds, Series B, weekly
demand (E)(u)                                                                      2,420   1.400     07/01/28        2,420
Illinois Health Facilities Authority Revenue Bonds, Series F, weekly demand (E)    2,300   1.400     08/01/15        2,300
Illinois Housing Development Authority Revenue Bonds, Series A,
weekly demand (E)(u)                                                                 985   1.400     07/01/27          985
Illinois State Toll Highway Authority Revenue Bonds, Series A
(pre-refunded 01/01/2003)(ae)                                                      5,130   5.750     01/01/17        5,301
Illinois Student Assistance Commission Revenue Bonds, Series A,
weekly demand (E)                                                                  2,925   1.500     03/01/06        2,925
                                                                                                                  --------
                                                                                                                    27,881
                                                                                                                  --------

                                                                                PRINCIPAL
                                                                                 AMOUNT               DATE          VALUE
                                                                                  (000)    RATE        OF           (000)
                                                                                    $        %      MATURITY*         $
                                                                                --------  -----     ---------     --------
INDIANA - 1.6%
Indiana Bond Bank Revenue Notes, Series A-2                                        9,000   2.250     01/22/03        9,021
                                                                                                                  --------

IOWA - 1.3%
Iowa Finance Authority Revenue Bonds, Series B, weekly demand (E)(u)               3,300   1.450     07/01/07        3,300
Iowa Finance Authority Revenue Bonds, Series B, weekly demand (E)(u)               4,150   1.450     01/01/28        4,150
                                                                                                                  --------
                                                                                                                     7,450
                                                                                                                  --------
KANSAS - 0.3%
Wichita Kansas Revenue Bonds, weekly demand (E)                                    1,800   1.450     08/01/19        1,800
                                                                                                                  --------
LOUISIANA - 3.0%
Ascension Parish Louisiana Revenue Bonds, weekly demand (E)                          700   1.330     12/01/09          700
Calcasieu Parish Industrial Development Board Revenue Bonds, weekly demand (E)     1,000   1.450     08/01/04        1,000
Louisiana Public Facilities Authority Revenue Bonds, weekly demand (E)            10,500   1.500     05/15/30       10,500
Louisiana State General Obligation Unlimited, Series 244, weekly demand (E)(u)     4,685   1.750     04/01/09        4,685

                                                                                                                  --------
                                                                                                                    16,885
                                                                                                                  --------
MAINE - 0.3%
Regional Waste Systems Inc. Revenue Bonds, Series R, weekly demand (E)             1,855   1.600     07/01/12        1,855
                                                                                                                  --------
MARYLAND - 3.3%
Baltimore Industrial Development Authority Industrial Development Revenue
Bonds, weekly demand (E)                                                          10,000   1.400     08/01/16       10,000
Maryland State Department of Transportation County Transportation Revenue
Bonds, weekly demand                                                               5,000   4.200     06/15/03        5,107
Maryland State Health & Higher Educational Facilities Authority Revenue
Bonds, Series A, weekly demand (E)                                                 4,000   1.300     04/01/35        4,000
                                                                                                                  --------
                                                                                                                    19,107
                                                                                                                  --------
MASSACHUSETTS - 8.3%
Massachusetts Bay Transportation Authority Special Assessment, Series SGA 123,
weekly demand (E)                                                                  2,000   1.440     07/01/30        2,000
Massachusetts Health & Educational Facilities Authority Revenue Bonds,
Series BB, weekly demand (E)                                                       1,000   1.250     02/01/34        1,000
Massachusetts Health & Educational Facilities Authority Revenue Bonds,
Series C (pre-refunded 11/15/2002)(ae)                                             2,880   6.500     11/15/18        2,966
Massachusetts Health & Educational Facilities Authority Revenue Bonds,
Series G-1, weekly demand (E)(u)                                                     500   1.300     01/01/19          500

                                                                                PRINCIPAL
                                                                                 AMOUNT               DATE          VALUE
                                                                                  (000)    RATE        OF           (000)
                                                                                    $        %      MATURITY*         $
                                                                                --------  -----     ---------     --------
Massachusetts Health & Educational Facilities Authority Revenue Bonds,
Series P-1, weekly demand (E)(u)                                                  16,085   1.300     07/01/27       16,085
Massachusetts State Industrial Finance Agency Revenue Bonds,
weekly demand (E)                                                                  3,550   1.250     07/01/26        3,550
Massachusetts State Water Resources Authority Revenue Bonds, Series B,
weekly demand (E)(u)                                                               2,700   1.350     08/01/37        2,700
Massachusetts State Water Resources Authority Revenue Bonds, Series C,
weekly demand (E)(u)                                                               7,100   1.350     08/01/37        7,100
Massachusetts State Water Resources Authority Revenue Bonds, Series D,
weekly demand (E)(u)                                                              11,525   1.350     11/01/26       11,525
                                                                                                                  --------
                                                                                                                    47,426
                                                                                                                  --------
MICHIGAN - 14.1%
Jackson County Economic Development Corp. Revenue Bonds,
weekly demand (E)                                                                  1,500   1.600     12/01/14        1,500
Michigan Higher Education Student Loan Authority Revenue Bonds, Series XII-F,
weekly demand (E)(u)                                                               1,100   1.400     10/01/20        1,100
Michigan Higher Education Student Loan Authority Revenue Bonds, Series XII-Y,
weekly demand (E)(u)                                                               2,700   1.400     09/01/36        2,700
Michigan Municipal Bond Authority Revenue Notes, Series C-1                        8,000   2.250     08/22/03        8,065
Michigan State Housing Development Authority Revenue Bonds, Series B,
weekly demand (E)                                                                 10,000   2.150     06/01/30       10,000
Michigan State Revenue Bonds, Series C, weekly demand (E)(u)                      11,200   1.350     09/15/08       11,200
Michigan State Revenue Bonds, Series D, weekly demand (E)(u)                       8,100   1.350     09/15/08        8,100
Michigan State University Revenue Bonds, Series A, weekly demand (E)               5,500   1.350     08/15/30        5,500
Michigan State University Revenue Bonds, Series A, weekly demand (E)              17,230   1.350     08/15/30       17,230
Oakland University Revenue Bonds, weekly demand (E)(u)                             8,575   1.400     03/01/31        8,575
Wayne Charter County Michigan Revenue Bonds, Series B, weekly demand (E)           6,910   1.400     12/01/16        6,910
                                                                                                                  --------
                                                                                                                    80,880
                                                                                                                  --------
MISSOURI - 2.5%
Kansas City Industrial Development Authority Revenue Bonds, Series A,
weekly demand (E)                                                                  2,795   1.500     08/01/18        2,795
Missouri State Health & Educational Facilities Authority Revenue Bonds,
Series A, weekly demand (E)                                                        4,000   1.350     09/01/10        4,000
Missouri State Health & Educational Facilities Authority Revenue Bonds,
Series B, weekly demand (E)                                                        1,500   1.350     09/01/10        1,500
Missouri State Health & Educational Facilities Authority Revenue Bonds,
Series B, weekly demand (E)                                                          900   1.450     06/01/14          900

                                                                                PRINCIPAL
                                                                                 AMOUNT               DATE          VALUE
                                                                                  (000)    RATE        OF           (000)
                                                                                    $        %      MATURITY*         $
                                                                                --------  -----     ---------     --------
Missouri State Health & Educational Facilities Authority Revenue Bonds,
Series C, weekly demand (E)                                                        1,775   1.450     06/01/19        1,775
Missouri State Health & Educational Facilities Authority Revenue Bonds,
Series D, weekly demand (E)                                                        2,375   1.450     06/01/19        2,375
Springfield Industrial Development Authority Revenue Bonds, weekly demand (E)      1,240   1.400     12/01/19        1,240
                                                                                                                  --------
                                                                                                                    14,585
                                                                                                                  --------
MONTANA - 0.3%
Billings Montana Revenue Bonds, weekly demand (E)                                  1,900   1.350     12/01/14        1,900
                                                                                                                  --------
NEVADA - 1.5%
Nevada Housing Division Revenue Bonds, weekly demand (E)                             400   1.450     10/01/30          400
Nevada Housing Division Revenue Bonds, Series A, weekly demand (E)                 1,900   1.450     10/15/33        1,900
Nevada Housing Division Revenue Bonds, Series A, weekly demand (E)                 1,805   1.450     10/01/30        1,805
Nevada Housing Division Revenue Bonds, Series A, weekly demand (E)                 1,030   1.450     10/01/30        1,030
Nevada Housing Division Revenue Bonds, Series K, weekly demand (E)                 1,200   1.450     04/01/31        1,200
Nevada Housing Division Revenue Notes, Series 2, weekly demand                     2,000   1.800     03/31/03        2,000
                                                                                                                  --------
                                                                                                                     8,335
                                                                                                                  --------

NEW HAMPSHIRE - 0.6%
New Hampshire Business Finance Authority Revenue Bonds, Series A,
weekly demand (E)                                                                    300   1.450     01/01/18          300
New Hampshire Higher Educational & Health Facilities Authority Revenue Bonds,
Series G, weekly demand (E)(u)                                                     3,250   1.400     12/01/25        3,250
                                                                                                                  --------
                                                                                                                     3,550
                                                                                                                  --------
NEW JERSEY - 1.3%
New Jersey Building Authority Revenue Bonds, Series 126, weekly demand (E)(u)      2,300   1.360     06/15/13        2,300
New Jersey State Transit Corporation Certificate of Participation, Series
264, weekly demand (E)(u)                                                          4,300   1.330     09/15/15        4,300
New Jersey State Transit Corporation Certificate of Participation, Series
276, weekly demand (E)                                                               600   1.330     09/15/12          600
                                                                                                                  --------
                                                                                                                     7,200
                                                                                                                  --------
NEW MEXICO - 0.2%
New Mexico State General Obligation Unlimited                                      1,000   4.300     09/01/02        1,000

                                                                                PRINCIPAL
                                                                                 AMOUNT               DATE          VALUE
                                                                                  (000)    RATE        OF           (000)
                                                                                    $        %      MATURITY*         $
                                                                                --------  -----     ---------     --------
NEW YORK - 8.0%
Metropolitan Transportation Authority Revenue Bonds, Series 258,
weekly demand (E)(u)                                                               1,665   1.360     11/15/19        1,665
Metropolitan Transportation Authority Revenue Bonds, Series 275,
weekly demand (E)(u)                                                               4,000   1.360     11/15/19        4,000
New York City Transitional Finance Authority Revenue Bonds, Series A-1,
weekly demand (E)                                                                  4,160   1.350     11/15/22        4,160
New York City Transitional Finance Authority Revenue Bonds, Series A-2,
weekly demand (E)                                                                  6,200   1.350     11/15/22        6,200
New York City Trust for Cultural Resources Revenue Bonds, Series B,
weekly demand (E)(u)                                                               1,000   1.200     04/01/21        1,000
New York Local Government Assistance Corp. Revenue Bonds, Series A,
weekly demand (E)                                                                  3,650   1.250     04/01/22        3,650
New York Mortgage Agency Revenue Bonds, Series 195Z, weekly demand (E)             1,250   1.390     10/01/30        1,250
New York New York General Obligation Unlimited (E)(u)                              1,100   1.350     06/01/22        1,100
New York New York General Obligation Unlimited, Series H, Subseries H-6,
weekly demand (E)(u)                                                               3,300   1.200     08/01/12        3,300
New York New York General Obligation Unlimited, Series H, Subseries H-6,
weekly demand (E)(u)                                                               1,000   1.200     08/01/11        1,000
New York State Housing Finance Agency Revenue Bonds, weekly demand (E)             5,900   1.350     05/15/31        5,900
New York State Housing Finance Agency Revenue Bonds, Series A,
weekly demand (E)                                                                  3,300   1.350     05/15/31        3,300
New York State Housing Finance Agency Revenue Bonds, Series A,
weekly demand (E)                                                                  9,175   1.450     03/15/27        9,175
                                                                                                                  --------
                                                                                                                    45,700
                                                                                                                  --------
NORTH CAROLINA - 0.6%
North Carolina Educational Facilities Finance Agency Revenue Bonds,
weekly demand (E)(u)                                                               3,375   1.400     05/01/24        3,375
                                                                                                                  --------
OHIO - 3.5%
Cuyahoga County Ohio Revenue Bonds, weekly demand (E)(u)                           1,500   1.400     01/15/29        1,500
Cuyahoga County Ohio Revenue Bonds, Series A, weekly demand (E)                    2,600   1.350     01/01/26        2,600
Cuyahoga County Ohio Revenue Bonds, Series B, weekly demand (E)(u)                 1,300   1.400     01/01/16        1,300
Franklin County Ohio Revenue Bonds, weekly demand (E)                              7,900   1.450     06/01/16        7,900
Ohio State General Obligation Unlimited, Series B, weekly demand (E)               2,000   1.350     08/01/21        2,000
Scioto County Ohio Revenue Bonds, weekly demand (E)(u)                             2,175   1.350     12/01/25        2,175
Scioto County Ohio Revenue Bonds, weekly demand (E)(u)                             2,795   1.350     12/01/25        2,795
                                                                                                                  --------
                                                                                                                    20,270
                                                                                                                  --------

                                                                                PRINCIPAL
                                                                                 AMOUNT               DATE          VALUE
                                                                                  (000)    RATE        OF           (000)
                                                                                    $        %      MATURITY*         $
                                                                                --------  -----     ---------     --------
OKLAHOMA - 0.7%
Oklahoma Water Resource Board Revenue Bonds, semi-annual demand (E)                2,820   1.400     09/01/26        2,820
Tulsa Industrial Authority Revenue Bonds (pre-refunded 06/01/2003)(ae)             1,050   7.000     06/01/06        1,112
                                                                                                                  --------
                                                                                                                     3,932
                                                                                                                  --------
PENNSYLVANIA - 1.2%
Allegheny County Hospital Development Authority Revenue Bonds, Series A,
weekly demand (pre-refunded 11/01/2002)(u)(ae)                                     3,000   6.000     11/01/12        3,021
Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series A,
weekly demand (E)(u)                                                               1,700   1.400     06/01/29        1,700
Philadelphia Hospitals & Higher Education Facilities Authority Revenue Bonds,
daily demand (E)(u)                                                                2,400   1.800     07/01/31        2,400
                                                                                                                  --------
                                                                                                                     7,121
                                                                                                                  --------
PUERTO RICO - 0.5%
Puerto Rico Public Buildings Authority/Puerto Rico, Series SGA 16,
weekly demand (E)                                                                  3,000   1.270     07/01/21        3,000
                                                                                                                  --------
SOUTH CAROLINA - 1.7%
Rock Hill South Carolina Revenue Bonds, Series B, weekly demand (E)(u)             1,320   1.300     01/01/23        1,320
South Carolina Association of Governmental Organizations General
Obligation Unlimited, weekly demand                                                6,584   3.000     04/15/03        6,646
South Carolina Jobs-Economic Development Authority Revenue Bonds,
weekly demand (E)(u)                                                               1,715   1.300     02/15/28        1,715
                                                                                                                  --------
                                                                                                                     9,681
                                                                                                                  --------
TENNESSEE - 1.1%
Metropolitan Government Nashville & Davidson County Health & Educational
Facility Board Revenue Bonds, Series A, weekly demand (E)                          3,200   1.500     01/01/30        3,200
Shelby County Tennessee General Obligation Unlimited, Series A,
weekly demand (E)                                                                  2,880   1.400     03/01/08        2,880
                                                                                                                  --------
                                                                                                                     6,080
                                                                                                                  --------

                                                                                PRINCIPAL
                                                                                 AMOUNT               DATE          VALUE
                                                                                  (000)    RATE        OF           (000)
                                                                                    $        %      MATURITY*         $
                                                                                --------  -----     ---------     --------
TEXAS - 7.4%
Dallas Texas General Obligation Limited (pre-refunded 02/15/2003)(ae)              2,000   6.125     02/15/10        2,040
Garland Independent School District General Obligation Unlimited                   1,000   5.800     02/15/03        1,017
Harris County Health Facilities Development Authority Revenue Bonds,
weekly demand (E)                                                                  1,500   1.800     12/01/25        1,500
Harris County Texas General Obligation Unlimited (pre-refunded 10/01/2002)(ae)     1,000   5.800     10/01/04        1,003
Harris County Texas General Obligation Unlimited, Series E, weekly demand (E)      4,645   1.350     08/01/15        4,645
Harris County Texas General Obligation, Series G, weekly demand (E)                1,000   1.300     08/01/20        1,000
Lower Neches Valley Authority Revenue Bonds, semi-annual demand (E)                1,000   1.250     02/15/17        1,000
Panhandle-Plains Higher Education Authority Revenue Bonds, Series B,
weekly demand (E)                                                                  1,000   1.400     06/01/23        1,000
Red River Texas Revenue Bonds, Series 109, weekly demand (E)                       1,000   1.460     05/15/30        1,000
Round Rock Independent School District General Obligation Unlimited,
Series SGA 133, weekly demand (E)                                                  1,400   1.460     08/01/21        1,400
South Texas Higher Education Authority Revenue Bonds, weekly demand (E)(u)         1,100   1.400     12/01/27        1,100
Texas A & M University Revenue Bonds, Series SGA 21, weekly demand (E)(u)          1,630   1.460     05/15/16        1,630
Texas Municipal Power Agency Revenue Bonds (pre-refunded 09/01/2002)(u)(ae)        1,075   5.750     09/01/12        1,075
Texas State General Obligation Limited Notes                                      15,000   2.750     08/29/03       15,196
Texas State General Obligation Unlimited, weekly demand (E)                        4,500   1.300     12/01/16        4,500
Texas State General Obligation Unlimited (pre-refunded 10/01/2002)(ae)             2,000   5.600     10/01/04        2,006
Texas State General Obligation Unlimited, Series A (pre-refunded                   1,000   5.750     10/01/08        1,003
10/01/2002)(ae)
                                                                                                                  --------
                                                                                                                    42,115
                                                                                                                  --------
UTAH - 2.2%
Intermountain Power Agency Revenue Bonds, Series E,
semi-annual demand (E)(u)                                                          2,000   1.500     07/01/14        2,000
Intermountain Power Agency Revenue Bonds, Series L-35
(pre-refunded 01/01/2003)(E)(ae)                                                   1,630   1.500     07/01/12        1,630
Morgan County Utah Revenue Bonds, weekly demand (E)                                1,750   1.430     08/01/31        1,750
Salt Lake County, Utah Pollution Control Revenue, Series B, weekly demand          1,000   1.800     08/01/07        1,000
Utah Housing Corp. Revenue Bonds, Series F-1, Class I, weekly demand (E)           6,000   1.500     07/01/33        6,000
                                                                                                                  --------
                                                                                                                    12,380
                                                                                                                  --------

                                                                                PRINCIPAL
                                                                                 AMOUNT               DATE          VALUE
                                                                                  (000)    RATE        OF           (000)
                                                                                    $        %      MATURITY*         $
                                                                                --------  -----     ---------     --------
VERMONT - 0.9%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds,
Series A, weekly demand (E)(u)                                                       400   1.350     12/01/25          400
Vermont Educational & Health Buildings Financing Agency Revenue Bonds,
Series B, weekly demand (E)(u)                                                     3,600   1.400     12/01/25        3,600
Vermont Educational & Health Buildings Financing Agency Revenue Bonds,
Series C, weekly demand (E)(u)                                                       800   1.350     12/01/25          800
Vermont Educational & Health Buildings Financing Agency Revenue Bonds,
Series D, weekly demand (E)(u)                                                       600   1.400     12/01/25          600
                                                                                                                  --------
                                                                                                                     5,400
                                                                                                                  --------
VIRGINIA - 2.8%
Hampton Redevelopment & Housing Authority Revenue Bonds,
weekly demand (E)                                                                  1,500   1.350     06/15/26        1,500
Virginia Public School Authority General Obligation Limited, Series II            11,305   3.000     04/15/03       11,393
Virginia State Transportation Board Revenue Bonds, Series B                        2,960   6.750     05/15/03        3,067
                                                                                                                  --------
                                                                                                                    15,960
                                                                                                                  --------
WASHINGTON - 1.2%
King County School District No. 411 Issaquah General Obligation Unlimited
(pre-refunded 12/01/2002)(u)(ae)                                                   2,000   6.500     12/01/09        2,024
Port Kalama Public Corp. Revenue Bonds, weekly demand (E)                            290   1.450     01/01/04          290
Washington Health Care Facilities Authority Revenue Bonds, weekly demand (E)       4,385   1.450     08/01/26        4,385
                                                                                                                  --------
                                                                                                                     6,699
                                                                                                                  --------
WEST VIRGINIA - 0.6%
West Virginia State Hospital Finance Authority Revenue Bonds, Series A,
weekly demand (E)(u)                                                                 600   1.400     12/01/25          600
West Virginia State Hospital Finance Authority Revenue Bonds, Series B,
weekly demand (E)(u)                                                               3,000   1.350     12/01/25        3,000
                                                                                                                  --------
                                                                                                                     3,600
                                                                                                                  --------
WISCONSIN - 0.5%
University Hospitals & Clinics Authority Revenue Bonds, weekly demand (E)(u)       3,100   1.400     04/01/26        3,100
                                                                                                                  --------
WYOMING - 0.3%
Wyoming Building Corp. Revenue Bonds, Series 237, weekly demand (E)(u)             2,000   1.460     10/01/18        2,000
                                                                                                                  --------

                                                                                PRINCIPAL
                                                                                 AMOUNT               DATE          VALUE
                                                                                  (000)    RATE        OF           (000)
                                                                                    $        %      MATURITY*         $
                                                                                --------  -----     ---------     --------
OTHER - 0.0%
Puttable Floating Option Tax-Exempt Receipts (E)                                     115   3.700     01/01/33          115
                                                                                                                  --------
TOTAL INVESTMENTS - 99.7%
(amortized cost $570,754)(+)                                                                                       570,754

OTHER ASSETS AND LIABILITIES, NET - 0.3%                                                                             1,606
                                                                                                                  --------
NET ASSETS - 100.0%                                                                                                572,360
                                                                                                                  ========

* All securities with a maturity greater than thirteen months have a demand feature or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment letters of credit.

(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.

(u)  Bond is insured by a guarantor.

(ae) Pre-refunded: These bonds are collateralized by US Government Obligations, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.

(+)  The cost for federal income tax purposes is the same as shown above.


  See accompanying notes which are an integral part of the financial statements.

QUALITY RATINGS AS A % OF VALUE (Unaudited)

VMIG1, SP-1+ or equivalent **                                  100%

ECONOMIC SECTOR EMPHASIS AS A % OF VALUE (Unaudited)

General Obligation                                               24%
Healthcare Revenue                                               15
Housing Revenue                                                  15
Education Revenue                                                11
Transportation Revenue                                            8
Utility Revenue                                                   7
Prerefunded Revenue                                               6
Industrial Revenue/Pollution Control Revenue                      6
Electricity & Power Revenue                                       4
Student Loan Revenue                                              2
Other                                                             2
                                                              -----
                                                                100%
                                                              =====

** VMIG1: The highest short-term municipal note credit rating given by Moody's Investors Services to notes with a demand feature which are of the best quality.

SP-1+: The highest short-term municipal note credit rating given by Standard &
       Poor's Corporation to notes with a very strong or strong capacity to pay principal and interest.

See accompanying notes which are an integral part of the financial statements.

SSgA
TAX FREE MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)


                                                                 AUGUST 31, 2002

ASSETS
Investments at amortized cost which approximates market                       $570,754
Cash                                                                               208
Interest receivable                                                              2,105
Prepaid expenses                                                                    28
                                                                              --------
Total assets                                                                   573,095

LIABILITIES
Payables:

Accrued fees to affiliates                                        $    203
Other accrued expenses                                                  34
Dividends                                                              498
                                                                  --------
Total liabilities                                                                  735
                                                                              --------
NET ASSETS                                                                    $572,360
                                                                              ========
NET ASSETS CONSIST OF:

Accumulated net realized gain (loss)                                          $    169
Shares of beneficial interest                                                      572
Additional paid-in capital                                                     571,619
                                                                              --------
NET ASSETS                                                                    $572,360
                                                                              ========
NET ASSET VALUE, offering and redemption price per share:
($572,360,303 divided by 572,195,787 shares of $.001 par value
shares of beneficial interest outstanding)                                    $   1.00
                                                                              ========

  See accompanying notes which are an integral part of the financial statements.

SSgA

TAX FREE MONEY MARKET FUND

STATEMENT OF OPERATIONS
Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Interest                                                                $ 9,520

EXPENSES
Advisory fees                                           $ 1,447
Administrative fees                                         180
Custodian fees                                              145
Distribution fees                                           433
Transfer agent fees                                          39
Professional fees                                            21
Registration fees                                             8
Shareholder servicing fees                                  456
Trustees' fees                                               19
Miscellaneous                                                37
                                                        -------
Expenses before reductions                                2,785
Expense reductions                                          (12)
                                                        -------
Expenses, net                                                             2,773
                                                                        -------
Net investment income                                                     6,747
                                                                        -------
NET REALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                     143
                                                                        -------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   $ 6,890
                                                                        =======

  See accompanying notes which are an integral part of the financial statements.

SSgA

TAX FREE MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                   2002         2001
                                                                ---------    ---------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income                                           $   6,747    $  11,879
Net realized gain (loss)                                              143           45
                                                                ---------    ---------
Net increase (decrease) in net assets from operations               6,890       11,924
                                                                ---------    ---------
DISTRIBUTIONS
From net investment income                                         (6,747)     (11,879)
                                                                ---------    ---------

SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions     111,094      188,873
                                                                ---------    ---------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                       111,237      188,918

NET ASSETS
Beginning of period                                               461,123      272,205
                                                                ---------    ---------
End of period                                                   $ 572,360    $ 461,123
                                                                =========    =========


  See accompanying notes which are an integral part of the financial statements.

SSgA

TAX FREE MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            FISCAL YEARS ENDED AUGUST 31,
                                              -------------------------------------------------------
                                                 2002        2001      2000        1999       1998
                                              ---------- ---------- ----------  ---------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD          $   1.0000 $   1.0000 $   1.0000  $  1.0000  $   1.0000
                                              ---------- ---------- ----------  ---------  ----------
INCOME FROM OPERATIONS
Net investment income                              .0119      .0305      .0331      .0267       .0304
                                              ---------- ---------- ----------  ---------  ----------
DISTRIBUTIONS
From net investment income                        (.0119)    (.0305)    (.0331)    (.0267)     (.0304)
                                              ---------- ---------- ----------  ---------  ----------
NET ASSET VALUE, END OF PERIOD                $   1.0000 $   1.0000 $   1.0000  $  1.0000  $   1.0000
                                              ========== ========== ==========  =========  ==========

TOTAL RETURN (%)                                    1.20       3.10       3.37       2.71        3.08

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)         572,360    461,123    272,205    262,393     260,084

Ratios to average net assets (%):
Operating expenses, net (a)                          .48        .52        .57        .56         .56
Operating expenses, gross (a)                        .48        .53        .58        .56         .56
Net investment income                               1.17       2.97       3.31       2.67        3.04

(a)  See Note 4 for current period amounts.

  See accompanying notes which are an integral part of the financial statements.

SSgA

TAX FREE MONEY MARKET FUND
                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Tax Free Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: The Fund is currently utilizing the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

     INVESTMENT INCOME: Interest income is recorded daily on the accrual basis.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds. It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income tax and no federal income tax provision was required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases, sales and maturities of tax-exempt obligations were $3,119,037,661, $2,940,215,885, and $70,714,000, respectively.

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $12,309 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan" under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $144,873 and $339,294 by State Street and Fiduciary Investors Services. The Funds did not incur any expenses from CitiStreet, Global Markets and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

        Advisory fees                                     $131,706
        Administration fees                                 17,202
        Custodian fees                                      26,560
        Distribution fees                                    3,856
        Shareholder servicing fees                           4,180
        Transfer agent fees                                 18,084
        Trustees' fees                                       1,372
                                                          --------
                                                          $202,960
                                                          ========

     BENEFICIAL INTEREST: As of August 31, 2002, four shareholders (two of which were also affiliates of the Investment Company) were record owners of approximately 33%, 25%, 16% and 14%, respectively, of the total outstanding shares of the Fund.

5.   FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                                    (AMOUNTS IN THOUSANDS)
                                                 FISCAL YEARS ENDED AUGUST 31,
                                               --------------------------------
                                                   2002                 2001
                                               -----------          -----------
Proceeds from shares sold                      $ 3,719,309          $ 1,572,186
Proceeds from reinvestment of
distributions                                        3,580                5,706
Payments for shares redeemed                    (3,611,795)          (1,389,019)
                                               -----------          -----------
Total net increase (decrease)                  $   111,094          $   188,873
                                               ===========          ===========

SSgA

TAX FREE MONEY MARKET FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES
                                                                AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                             NO. OF
                       POSITION(S) HELD                                                    PORTFOLIOS
         NAME,          WITH FUND AND        TERM             PRINCIPAL OCCUPATION(S)      IN COMPLEX        OTHER
       ADDRESS,           LENGTH OF           OF                    DURING THE              OVERSEEN     DIRECTORSHIPS
         AGE             TIME SERVED        OFFICE                 PAST 5 YEARS            BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee         Appointed until - Vice Chairman,                           25     Trustee,
909 A Street           since 1988      successor is      Frank Russell Company;                          Frank Russell
Tacoma, WA 98402                       duly elected                                                      Investment
                                       and qualified   - Chairman of the Board,                          Company Funds
Age 63                                                   Frank Russell Investment                        and Russell
                                                         Management Company and                          Insurance Funds
                                                         Frank Russell Trust Company;                    (investment
                                                                                                         companies)
                       President and   Until successor - Chairman of the Board and
                       Chairman of     is chosen and     Chief Executive Officer, Russell
                       the Board       qualified by      Fund Distributors, Inc.; and
                       since 1988      the Trustees.
                                                       - Director, Russell
                                                         Insurance Agency, Inc.,
                                                         Frank Russell
                                                         Investments (Ireland)
                                                         Limited, Frank Russell
                                                         Investment Company PLC;
                                                         Frank Russell
                                                         Investment Company II
                                                         PLC, Frank Russell
                                                         Investment Company III
                                                         PLC, Frank Russell
                                                         Institutional Funds
                                                         PLC, Frank Russell
                                                         Qualifying Investor
                                                         Fund, and Frank Russell
                                                         Investments (Cayman) Ltd.

                                                                                             NO. OF
                       POSITION(S) HELD                                                    PORTFOLIOS
         NAME,          WITH FUND AND        TERM             PRINCIPAL OCCUPATION(S)      IN COMPLEX        OTHER
       ADDRESS,           LENGTH OF           OF                    DURING THE              OVERSEEN     DIRECTORSHIPS
         AGE             TIME SERVED        OFFICE                 PAST 5 YEARS            BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall    Trustee         Appointed until - Chief Executive Officer and           25        None
33 West Court Street   since 1988      successor is      President, Wm. L. Marshall
Doylestown, PA                         duly elected      Associates, Inc., Wm. L. Marshall
18901                                  and qualified     Companies, Inc. and the
                                                         Marshall Financial Group
Age 59                                                   (a registered investment advisor
                                                         and provider of financial and
                                                         related consulting services);

                                                       - Certified Financial Planner and
                                                         Member, Institute of Certified
                                                         Financial Planners; and

                                                       - Registered Representative for
                                                         Securities with FSC Securities
                                                         Corp., Atlanta, Georgia.


Steven J. Mastrovich   Trustee         Appointed until - September 2000 to Present,            25     None
522 5th Avenue         since 1988      successor is      Global Head of Structured Real
New York, NY                           duly elected      Estate, J.P. Morgan Investment
10036                                  and qualified     Management

Age 45                                                 - January 2000 to September 2000,
                                                         Managing Director,
                                                         HSBC Securities (USA) Inc.

                                                       - From 1998 to 2000, President,
                                                         Key Global Capital, Inc.;

                                                       - From 1997 to 1998, Partner,
                                                         Squire, Sanders & Dempsey
                                                         (law firm); and

                                                       - From 1994 to 1997,
                                                         Partner, Brown,
                                                         Rudnick, Freed & Gesmer
                                                         (law firm).

                                                                                             NO. OF
                       POSITION(S) HELD                                                    PORTFOLIOS
         NAME,          WITH FUND AND        TERM             PRINCIPAL OCCUPATION(S)      IN COMPLEX        OTHER
       ADDRESS,           LENGTH OF           OF                    DURING THE              OVERSEEN     DIRECTORSHIPS
         AGE             TIME SERVED        OFFICE                 PAST 5 YEARS            BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley        Trustee        Appointed until -  Partner, Riley, Burke & Donahue,     25       Director -
One Corporate Place     since 1988     successor is       L.L.P. (law firm).                            SSgA Cash
55 Ferncroft Road                      duly elected                                                     Management
Danvers, MA 01923                      and qualified                                                    Fund PLC,
                                                                                                        State Street
Age 53                                                                                                  Global Advisors
                                                                                                        Ireland, Ltd.

Richard D. Shirk        Trustee        Appointed until -  1996 to May 2002, Chairman,          25     None
1180 Brookgate Way      since 1988     successor is       Cerulean Companies, Inc.
N.E.                                   duly elected       (Retired);
Atlanta, GA 30319                      and qualified
                                                       -  1996 to March 2001, President and
Age 56                                                    CEO, Cerulean Companies, Inc.;

                                                       -  1992 to March 2001, President
                                                          and Chief Executive Officer, Blue
                                                          Cross/Blue Shield of Georgia;

                                                       -  1993 to November 2001, Chairman
                                                          and Board Member, Georgia Caring
                                                          for Children Foundation (private
                                                          foundation); and

                                                       -  1998 to Present, Board Member,
                                                          Healthcare Georgia Foundation
                                                          (private foundation)


Bruce D. Taber          Trustee        Appointed until -  Consultant, Computer Simulation,     25     Director -
26 Round Top Road       since 1991     successor is       General Electric Industrial                 SSgA Cash
Boxford, MA 01921                      duly elected       Control Systems.                            Management
                                       and qualified                                                  Fund PLC,
Age 59                                                                                                State Street
                                                                                                      Global Advisors
                                                                                                      Ireland, Ltd.

                                                                                             NO. OF
                       POSITION(S) HELD                                                    PORTFOLIOS
         NAME,          WITH FUND AND        TERM             PRINCIPAL OCCUPATION(S)      IN COMPLEX        OTHER
       ADDRESS,           LENGTH OF           OF                    DURING THE              OVERSEEN     DIRECTORSHIPS
         AGE             TIME SERVED        OFFICE                 PAST 5 YEARS            BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd          Trustee         Appointed until -  Chairman, President and CEO,         25     Director -
150 Domorah Drive      since 1988      successor is       A.M. Todd Group, Inc.; and                  SSgA Cash
Montgomeryville,                       duly elected                                                   Management
PA 18936                               and qualified   -  President and CEO, Zink & Triest            Fund PLC,
                                                          Co., Inc. (dealer in vanilla                State Street
Age 55                                                    flavor materials).                          Global Advisors
                                                                                                      Ireland, Ltd.

                       POSITION(S) HELD
         NAME,          WITH FUND AND        TERM                            PRINCIPAL OCCUPATION(S)
       ADDRESS,           LENGTH OF           OF                                   DURING THE
          AGE            TIME SERVED        OFFICE                                PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold      Vice President  Until successor - Director, Global Regulatory Policy and Assistant Secretary,
909 A Street           and Secretary   is chosen and     Frank Russell Company
Tacoma, WA 98402       since 1994      qualified by
                                       Trustees        - Assistant Secretary and Associate General Counsel, Frank
Age 45                                                   Russell Investment Management Company, Frank Russell Capital Inc. and
                                                         Frank Russell Investments (Delaware), Inc.;

                                                       - Assistant Secretary and Associate General Counsel,
                                                         Russell Fund Distributors, Inc.

                                                       - Director, Secretary and Associate General Counsel,
                                                         Frank Russell Securities, Inc.;

                                                       - Secretary, Frank Russell Canada Limited/Limitee.


Mark E. Swanson        Treasurer and   Until successor - Director - Funds Administration, Frank Russell Investment
909 A Street           Chief           is chosen and     Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402       Accounting      qualified by
                       Officer         Trustees        - Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                 since 2000                        Company and Russell Insurance Funds.

SSgA TAX FREE MONEY MARKET FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

US GOVERNMENT MONEY MARKET FUND

AUGUST 31, 2002

                                 SSgA(R) FUNDS

                        US GOVERNMENT MONEY MARKET FUND

                                  Annual Report
                                 August 31, 2002

                               Table of Contents

                                                                      Page

Chairman's Letter                                                       3

Portfolio Management Discussion and Analysis                            4

Report of Independent Accountants                                       6

Financial Statements                                                    7

Financial Highlights                                                   12

Notes to Financial Statements                                          13

Disclosure of Information About Fund Trustees                          17

Fund Management and Service Providers                                  21

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. STATE STREET GLOBAL MARKETS, LLC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA US GOVERNMENT MONEY MARKET FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA US Government Money Market Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                       /s/ Agustin J. Fleites

Timothy B. Harbert                           Agustin J. Fleites
State Street Global Advisors                 SSgA Funds Management, Inc.
Chairman and Chief Executive Officer         President

SSgA US GOVERNMENT MONEY MARKET FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize current income while preserving capital and liquidity.

INVESTS IN: US Government Treasury and agency notes, and repurchase agreements backed by those securities.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different money market investments, which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART]

GROWTH OF $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                   SSgA               SALOMON SMITH BARNEY
DATES     US GOV'T MONEY MARKET FUND  3-MONTH T-BILL INDEX**
    *             $ 10,000                 $ 10,000
 1993             $ 10,308                 $ 10,307
 1994             $ 10,648                 $ 10,674
 1995             $ 11,221                 $ 11,269
 1996             $ 11,812                 $ 11,872
 1997             $ 12,425                 $ 12,495
 1998             $ 13,088                 $ 13,148
 1999             $ 13,708                 $ 13,759
 2000             $ 14,483                 $ 14,517
 2001             $ 15,235                 $ 15,280
 2002             $ 15,523                 $ 15,605
Total             $138,451                 $138,926

PERFORMANCE REVIEW
The SSgA US Government Money Market Fund had a one-year total return of 1.89% for the fiscal year ended August 31, 2002. This is compared to a return of 2.12% for the same period for the benchmark, the Salomon Smith Barney 3-Month Treasury Bill Index. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well known representation of money market rates. The Fund's performance includes operating expenses of 40 basis points, whereas Index returns do not include expenses of any kind.

MARKET AND PORTFOLIO HIGHLIGHTS
The US economic outlook had been trending downward during the third calendar quarter of 2001, with some economists believing that the US economy had entered the beginning stages of a recession. Then the attacks on the World Trade Center and the Pentagon occurred on September 11, 2001. The attacks had a profoundly negative effect on the US and the US economy. Corporations announced large future layoffs, adding

SSgA US GOVERNMENT MONEY MARKET FUND

 PERIOD ENDED             GROWTH OF        TOTAL
   08/31/02                $10,000         RETURN
----------------        ------------    ------------
1 Year                  $     10,189        1.89%
5 Years                 $     12,493        4.55%+
10 Years                $     15,523        4.49%+

SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX

 PERIOD ENDED             GROWTH OF        TOTAL
   08/31/02                $10,000         RETURN
----------------        ------------    ------------
1 Year                  $     10,212        2.12%
5 Years                 $     12,489        4.55%+
10 Years                $     15,605        4.55%+

SEE RELATED NOTES ON FOLLOWING PAGE.

SSgA US GOVERNMENT MONEY MARKET FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

further unease. As expected, consumer confidence took a sharp downturn in September. The Federal Reserve (the Fed) cut the Federal Funds rate by 50 basis points on September 17, 2001, attempting to calm the fragile markets. It vowed to keep the banking system fluid and provided a large amount of liquidity to the system to provide market stability. At the October 2, 2001 and November 6, 2001 Federal Open Market Committee (FOMC) meetings, the Fed again reduced rates, in each instance by another 50 basis points. The November rate cut was the 10th cut for the year and brought the Fed Funds rate to 2%, the lowest in 40 years. Policymakers decided that the rate cuts were necessary to encourage businesses and consumers to keep spending. With unemployment rising to a five-year high and consumer confidence falling to a 7 1/2 year low, central bankers warned that the economy faced a risk of continued weakness and suggested further reductions. The Fed cut the funds rate by an additional 25 basis points on December 11, 2001, the 11th reduction for the year, and signaled that more cuts were possible as the economy tried to climb out of the recession.

The calendar year 2002 began with the Fed leaving rates unchanged for the first time in a year, as it said the economy was beginning to recover from the recession. Conflicting economic indicator data was released during the month of February. Payrolls fell less than expected, but consumer confidence was lower than expected according to surveys of economists by Bloomberg. The consumer confidence decline showed that consumers were reacting to reports of corporate accounting scandals. At the March 19th FOMC meeting, the Fed left rates unchanged and shifted to a neutral risk assessment. By April the combination of tensions in the Middle East, earnings worries, equity prices and mild economic indicator data were all cited as reasons to doubt whether the Fed would raise rates in the near future. As expected, at the May 7th meeting, the Fed kept rates and the neutral risk assessment unchanged. During the month of May, the Producer Price Index (PPI) unexpectedly fell 0.2%, jobless claims remained at above 400,000 for the 5th week in a row, but US consumer confidence continued to rise from its November 2001 lows. At the June 26th FOMC meeting, the Fed left rates unchanged and indicated that it was uncertain of the recovery's strength. By the end of the 4th fiscal quarter, the bias was tilted towards economic weakness and the market was looking for the Fed to again lower rates by the end of 2002.

In the days following the September 11th attacks, the Manager's main concern was to provide liquidity. There was little supply and much demand for short-term securities. The Manager immediately extended the average days to maturity of the Fund as expectations of future interest rate eases created an inverted yield curve. However, throughout the first fiscal quarter, the Manager also purchased securities in the one-month range in order to maintain sufficient liquidity. In January 2002, the Manager took advantage of additional backup in interest rates and extended the average maturity of the Fund again. By the beginning of the third fiscal quarter, the perception in the marketplace was that the Fed would have to raise rates aggressively. The Manager realized the value in extending the average maturity of the Fund and bought one-year securities. By the end of the 4th quarter, the economy had lost momentum and the market demonstrated greater concern about economic weakness.

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

*    Assumes initial investment on September 1, 1992.

** The Salomon Smith Barney 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

+    Annualized.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA US Government Money Market Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                        /s/ PricewaterhouseCoopers LLP
October 11, 2002

SSgA
US GOVERNMENT MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                                AUGUST 31, 2002

                                                                         PRINCIPAL
                                                                          AMOUNT                 DATE      VALUE
                                                                          (000)        RATE       OF       (000)
                                                                            $           %      MATURITY      $
                                                                        ----------   -------   --------    ------
UNITED STATES GOVERNMENT AGENCIES - 60.6%

Federal Home Loan Bank                                                    10,000       2.500   10/01/02    10,000
Federal Home Loan Bank Discount Notes                                     50,000       1.900   11/27/02    49,771
Federal Home Loan Bank Discount Notes                                     39,750       1.900   11/06/02    39,612
Federal Home Loan Bank Discount Notes                                     29,767       1.870   11/15/02    29,651
Federal Home Loan Bank Discount Notes                                     40,000       1.875   11/20/02    39,833
Federal Home Loan Bank Discount Notes                                     20,664       1.720   01/24/03    20,521
Federal Home Loan Mortgage Corp. Discount Notes                           40,000       2.070   09/11/02    39,977
Federal Home Loan Mortgage Corp. Discount Notes                           50,000       1.715   09/17/02    49,962
Federal Home Loan Mortgage Corp. Discount Notes                           50,000       1.730   09/26/02    49,940
Federal Home Loan Mortgage Corp. Discount Notes                           23,000       2.050   10/10/02    22,949
Federal Home Loan Mortgage Corp. Discount Notes                           25,000       1.890   11/07/02    24,912
Federal Home Loan Mortgage Corp. Discount Notes                           25,000       1.900   11/07/02    24,912
Federal Home Loan Mortgage Corp. Discount Notes                           25,000       2.100   11/15/02    24,891
Federal Home Loan Mortgage Corp. Discount Notes                           27,125       1.870   12/05/02    26,991
Federal Home Loan Mortgage Corp. Discount Notes                           50,000       1.890   12/05/02    49,751
Federal Home Loan Mortgage Corp. Discount Notes                           30,000       1.990   12/13/02    29,829
Federal Home Loan Mortgage Corp. Discount Notes                           20,000       1.950   12/20/02    19,881
Federal Home Loan Mortgage Corp. Discount Notes                           50,000       1.760   12/30/02    49,707
Federal Home Loan Mortgage Corp. Discount Notes                           50,000       1.745   01/30/03    49,634
Federal Home Loan Mortgage Corp. Discount Notes                           40,000       1.725   02/27/03    39,657
Federal National Mortgage Association (E)                                 35,000       1.639   10/07/02    34,998
Federal National Mortgage Association (E)                                 75,000       1.691   11/29/02    74,995
Federal National Mortgage Association (E)                                 26,000       1.638   06/09/03    25,993
Federal National Mortgage Association Discount Notes                      47,246       1.730   09/25/02    47,192
Federal National Mortgage Association Discount Notes                      60,000       2.010   10/04/02    59,889
Federal National Mortgage Association Discount Notes                      50,000       1.720   10/09/02    49,909
Federal National Mortgage Association Discount Notes                      20,918       1.870   12/04/02    20,816
Federal National Mortgage Association Discount Notes                      30,000       1.850   12/11/02    29,844
Federal National Mortgage Association Discount Notes                      32,059       1.720   01/22/03    31,840
Federal National Mortgage Association Discount Notes                      34,658       1.750   01/22/03    34,417
Federal National Mortgage Association Discount Notes                      61,500       1.625   02/05/03    61,064
Federal National Mortgage Association Discount Notes                      60,000       1.580   02/12/03    59,570
                                                                                                        ---------
TOTAL UNITED STATES GOVERNMENT AGENCIES (amortized cost $1,222,908)                                     1,222,908
                                                                                                        ---------
TOTAL INVESTMENTS (amortized cost $1,222,908)                                                           1,222,908
                                                                                                        ---------


                                                                                                     VALUE
                                                                                                     (000)
                                                                                                       $
                                                                                                   ---------
REPURCHASE AGREEMENTS - 39.5%

Agreement with Bank of America and Bank of New York (Tri-party) of $210,000 acquired on August 30, 2002 at 1.880% to be repurchased at $210,022 on September
3, 2002, collateralized by:
$211,077 U.S. Government Agency Securities, valued at $214,201                                       210,000

Agreement with Credit Suisse First Boston and J.P. Morgan Chase & Co. (Tri-party) of $100,000 acquired on August 30, 2002 at 1.800% to be repurchased at $100,010 on September 3, 2002, collateralized by:
$92,847 U.S. Government Agency Securities, valued at $102,002                                        100,000

Agreement with Deutsche Bank and Bank of New York (Tri-party) of $66,065 acquired on August 30, 2002 at 1.750% to be repurchased at $66,071 on September 3, 2002, collateralized by:
$61,966 U.S. Government Agency Securities, valued at $67,387                                          66,065

Agreement with Deutsche Bank and Bank of New York (Tri-party) of $210,000 acquired on August 30, 2002 at 1.750% to be repurchased at $210,022 on September 3, 2002, collateralized by:
$196,171 U.S. Government Agency Securities, valued at $214,201                                       210,000

Agreement with UBS Warburg, LLC and J.P. Morgan Chase & Co. (Tri-party) of $210,000 acquired on August 30, 2002 at 1.880% to be repurchased at $210,022 on September 3, 2002, collateralized by:
$202,883 U.S. Government Agency Securities, valued at $214,201                                       210,000
                                                                                                   ---------
TOTAL REPURCHASE AGREEMENTS (identified cost $796,065)                                               796,065
                                                                                                   ---------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 100.1% (cost $2,018,973)(#)                          2,018,973

OTHER ASSETS AND LIABILITIES, NET - (0.1%)                                                            (2,919)
                                                                                                   ---------
                                                                                                   2,016,054
NET ASSETS - 100.0%                                                                                =========


(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.

# The identified cost for Federal income tax purpose is the same as shown above.

See accompanying notes which are an integral part of the financial statements.

SSgA
US GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)
                                                                 AUGUST 31, 2002

ASSETS
Investments at amortized cost which approximates market                                                $   1,222,908
Repurchase agreements (identified cost $796,065)                                                             796,065
Interest receivable                                                                                              264
Prepaid expenses                                                                                                   8
                                                                                                       -------------
Total assets                                                                                               2,019,245

LIABILITIES
Payables:

Dividends                                                                             $     2,407
Accrued fees to affiliates                                                                    728
Other accrued expenses                                                                         56
                                                                                      -----------
Total liabilities                                                                                              3,191
                                                                                                       -------------
NET ASSETS                                                                                             $   2,016,054
                                                                                                       =============
NET ASSETS CONSIST OF:

Accumulated net realized gain (loss)                                                                   $          59
Shares of beneficial interest                                                                                  2,016
Additional paid-in capital                                                                                 2,013,979
                                                                                                       =============
NET ASSETS                                                                                             $   2,016,054
                                                                                                       =============
NET ASSET VALUE, offering and redemption price per share:
($2,016,054,424 divided by 2,015,995,349 shares of $.001 par value
shares of beneficial interest outstanding)                                                             $        1.00
                                                                                                       =============

See accompanying notes which are an integral part of the financial statements.

SSgA
US GOVERNMENT MONEY MARKET FUND

STATEMENT OF OPERATIONS
Amounts in thousands

                                       FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Interest                                                                                               $     40,817

EXPENSES
Advisory fees                                                                         $   4,467
Administrative fees                                                                         554
Custodian fees                                                                              313
Distribution fees                                                                           187
Transfer agent fees                                                                          72
Professional fees                                                                            27
Registration fees                                                                            22
Shareholder servicing fees                                                                1,370
Trustees' fees                                                                               36
Miscellaneous                                                                                55
                                                                                      ---------
Expenses before reductions                                                                7,103
Expense reductions                                                                          (25)
                                                                                      ---------
Expenses, net                                                                                                 7,078
                                                                                                       ------------
Net investment income                                                                                        33,739
                                                                                                       ------------
NET REALIZED (LOSS)
Net realized gain (loss) on investments                                                                          15
                                                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                  $     33,754
                                                                                                       ============

See accompanying notes which are an integral part of the financial statements.

SSgA
US GOVERNMENT MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                      FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                    2002            2001
                                                                ------------   -----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income                                           $    33,739    $    81,898
Net realized gain (loss)                                                 15             44
                                                                -----------    -----------
Net increase (decrease) in net assets from operations                33,754         81,942
                                                                -----------    -----------
DISTRIBUTIONS

From net investment income                                          (33,739)       (81,898)
                                                                -----------    -----------
SHARE TRANSACTIONS

Net increase (decrease) in net assets from share transactions       (45,874)       536,604
                                                                -----------    -----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                         (45,859)       536,648

NET ASSETS

Beginning of period                                               2,061,913      1,525,265
                                                                -----------    -----------
End of period                                                   $ 2,016,054    $ 2,061,913
                                                                ===========    ===========


See accompanying notes which are an integral part of the financial statements.

SSgA
US GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                             FISCAL YEARS ENDED AUGUST 31,
                                           ------------------------------------------------------------------
                                              2002          2001          2000          1999          1998
                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD       $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                           ----------    ----------    ----------    ----------    ----------
INCOME FROM OPERATIONS
Net investment income                           .0188         .0507         .0551         .0462         .0500
                                           ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS
From net investment income                     (.0188)       (.0507)       (.0551)       (.0462)       (.0500)
                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD             $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                           ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (%)                                 1.89          5.19          5.65          4.74          5.33

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)    2,016,054     2,061,913     1,525,265     1,239,304       945,897
Ratios to average net assets (%):
Operating expenses                                .40           .40           .42           .42           .42
Net investment income                            1.89          4.99          5.55          4.62          5.20


See accompanying notes which are an integral part of the financial statements.

SSgA
US GOVERNMENT MONEY MARKET FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2002

1.  ORGANIZATION

    The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA US Government Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION: The Fund is currently utilizing the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

    SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

    INVESTMENT INCOME: Interest income is recorded daily on the accrual basis.

    FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

    It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

    EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

    REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. SSgA Funds Management, Inc. (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3.  SECURITIES TRANSACTIONS

    INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases, sales and maturities of US Government and Agency obligations, excluding repurchase agreements aggregated to $3,409,948,776, $19,998,972 and $3,364,803,361, respectively.

4.  RELATED PARTIES

    ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

    In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $24,580 under these arrangements.

    ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

    DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

    The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

    The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $448,641 and $897,952 by State Street and Fiduciary Investors Services. The Funds did not incur any expenses from Global Markets, High Net Worth Services, and CitiStreet during this period.

    The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

    BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meeting attended. These expenses are allocated among all of the funds based upon their relative net assets.

ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS
FOLLOWS:

    Advisory fees                $413,740
    Administration fees            60,657
    Custodian fees                 71,043
    Distribution fees              30,358
    Shareholder servicing fees    124,066
    Transfer agent fees            24,927
    Trustees' fees                  3,187
                                 --------
                                 $727,978
                                 ========

    BENEFICIAL INTEREST: As of August 31, 2002, two shareholders (one of which is also an affiliate of the Investment Company) were record owners of approximately 17% and 14%, respectively, of the total outstanding shares of the Fund.

5.  FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                      (AMOUNTS IN THOUSANDS)
                                    FISCAL YEARS ENDED AUGUST 31,
                                    ----------------------------
                                         2002           2001
                                    ------------    ------------
    Proceeds from shares sold       $ 14,139,826    $ 15,340,364
    Proceeds from reinvestment of
    distributions                         20,955          58,516
    Payments for shares redeemed     (14,206,655)    (14,862,276)
                                    ------------    ------------
    Total net increase (decrease)   $    (45,874)   $    536,604
                                    ============    ============

SSgA
US GOVERNMENT MONEY MARKET FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
     NAME,                  WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
    ADDRESS,                  LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
      AGE                    TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson          Trustee              Appointed until    -  Vice Chairman,                        25        Trustee,
909 A Street              since 1988           successor is          Frank Russell Company;                          Frank Russell
Tacoma, WA 98402                               duly elected                                                          Investment
                                               and qualified      -  Chairman of the Board,                          Company Funds
                                                                     Frank Russell Investment                        and Russell
Age 63                                                               Management Company and                          Insurance Funds
                                                                     Frank Russell Trust Company;                    (investment
                          President and        Until successor                                                       companies)
                          Chairman of          is chosen and      -  Chairman of the Board and
                          the Board            qualified by          Chief Executive Officer, Russell
                          since 1988           the Trustees.         Fund Distributors, Inc.; and

                                                                  -  Director, Russell Insurance
                                                                     Agency, Inc., Frank Russell
                                                                     Investments (Ireland) Limited,
                                                                     Frank Russell Investment Company
                                                                     PLC; Frank Russell Investment
                                                                     Company II PLC, Frank Russell
                                                                     Investment Company III PLC,
                                                                     Frank Russell Institutional Funds
                                                                     PLC, Frank Russell Qualifying
                                                                     Investor Fund, and Frank Russell
                                                                     Investments (Cayman) Ltd.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
     NAME,                  WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
    ADDRESS,                  LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
      AGE                    TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall       Trustee              Appointed until    -  Chief Executive Officer and           25        None
33 West Court Street      since 1988           successor is          President, Wm. L. Marshall
Doylestown, PA                                 duly elected          Associates, Inc., Wm. L. Marshall
18901                                          and qualified         Companies, Inc. and the
                                                                     Marshall Financial Group
Age 59                                                               (a registered investment advisor
                                                                     and provider of financial and
                                                                     related consulting services);

                                                                  -  Certified Financial Planner and
                                                                     Member, Institute of Certified
                                                                     Financial Planners; and

                                                                  -  Registered Representative for
                                                                     Securities with FSC Securities
                                                                     Corp., Atlanta, Georgia.

Steven J. Mastrovich      Trustee              Appointed until    -  September 2000 to Present,            25        None
522 5th Avenue            since 1988           successor is          Global Head of Structured Real
New York, NY                                   duly elected          Estate, J.P. Morgan Investment
10036                                          and qualified         Management

                                                                  -  January 2000 to September 2000,
Age 45                                                               Managing Director,
                                                                     HSBC Securities (USA) Inc.

                                                                  -  From 1998 to 2000, President,
                                                                     Key Global Capital, Inc.;

                                                                  -  From 1997 to 1998, Partner, Squire,
                                                                     Sanders & Dempsey (law firm);
                                                                     and

                                                                  -  From 1994 to 1997, Partner,
                                                                     Brown, Rudnick, Freed & Gesmer
                                                                     (law firm).

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
     NAME,                  WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
    ADDRESS,                  LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
      AGE                    TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley          Trustee              Appointed until    -  Partner, Riley, Burke & Donahue,      25        Director -
One Corporate Place       since 1988           successor is          L.L.P. (law firm).                              SSgA Cash
55 Ferncroft Road                              duly elected                                                          Management
Danvers, MA 01923                              and qualified                                                         Fund PLC,
                                                                                                                     State Street
Age 53                                                                                                               Global Advisors
                                                                                                                     Ireland, Ltd.

Richard D. Shirk          Trustee              Appointed until    -  1996 to May 2002, Chairman,           25        None
1180 Brookgate Way        since 1988           successor is          Cerulean Companies, Inc.
N.E.                                           duly elected          (Retired);
Atlanta, GA 30319                              and qualified
                                                                  -  1996 to March 2001, President and
                                                                     CEO, Cerulean Companies, Inc.;
Age 56
                                                                  -  1992 to March 2001, President
                                                                     and Chief Executive Officer, Blue
                                                                     Cross/Blue Shield of Georgia;

                                                                  -  1993 to November 2001, Chairman
                                                                     and Board Member, Georgia Caring
                                                                     for Children Foundation (private
                                                                     foundation); and

                                                                  -  1998 to Present, Board Member,
                                                                     Healthcare Georgia Foundation
                                                                     (private foundation)

Bruce D. Taber            Trustee              Appointed until    -  Consultant, Computer Simulation,      25        Director -
26 Round Top Road         since 1991           successor is          General Electric Industrial Control             SSgA Cash
Boxford, MA 01921                              duly elected          Systems.                                        Management
                                               and qualified                                                         Fund PLC,
Age 59                                                                                                               State Street
                                                                                                                     Global Advisors
                                                                                                                     Ireland, Ltd.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
     NAME,                  WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
    ADDRESS,                  LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
      AGE                    TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd             Trustee              Appointed until    -  Chairman, President and CEO,          25        Director -
150 Domorah Drive         since 1988           successor is          A.M. Todd Group, Inc.; and                      SSgA Cash
Montgomeryville,                               duly elected                                                          Management
PA 18936                                       and qualified      -  President and CEO, Zink & Triest                Fund PLC,
                                                                     Co., Inc. (dealer in vanilla flavor             State Street
Age 55                                                               materials).                                     Global Advisors
                                                                                                                     Ireland, Ltd.


                          POSITION(S) HELD
     NAME,                  WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)
    ADDRESS,                  LENGTH OF             OF                        DURING THE
      AGE                    TIME SERVED          OFFICE                     PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         Vice President       Until successor    -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street              and Secretary        is chosen and         Frank Russell Company
Tacoma, WA 98402          since 1994           qualified by
                                               Trustees           -  Assistant Secretary and Associate General Counsel, Frank
Age 45                                                               Russell Investment Management Company, Frank Russell Capital
                                                                     Inc. and Frank Russell Investments (Delaware), Inc.;

                                                                  -  Assistant Secretary and Associate General Counsel,
                                                                     Russell Fund Distributors, Inc.

                                                                  -  Director, Secretary and Associate General Counsel,
                                                                     Frank Russell Securities, Inc.;

                                                                  -  Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson           Treasurer and        Until successor    -  Director - Funds Administration, Frank Russell Investment
909 A Street              Chief                is chosen and         Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402          Accounting           qualified by
                          Officer              Trustees           -  Treasurer and Chief Accounting Officer, Frank Russell
Age 38                    since 2000                                 Investment Company and Russell Insurance Funds.

SSgA US GOVERNMENT MONEY MARKET FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
     Lynn L. Anderson, Chairman
     William L. Marshall
     Steven J. Mastrovich
     Patrick J. Riley
     Richard D. Shirk
     Bruce D. Taber
     Henry W. Todd

OFFICERS
     Lynn L. Anderson, President and CEO
     Mark E. Swanson, Treasurer and Principal Accounting Officer
     J. David Griswold, Vice President and Secretary
     Deedra S. Walkey, Assistant Secretary
     Ross E. Erickson, Assistant Treasurer
     David J. Craig, Assistant Treasurer
     Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
     SSgA Funds Management, Inc.
     One International Place, 27th Floor
     Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
     State Street Bank and Trust Company
     1776 Heritage Drive
     North Quincy, Massachusetts 02171
     (800) 647-7327

DISTRIBUTOR
     State Street Global Markets, LLC
     One International Place, 27th Floor
     Boston, Massachusetts 02110
     (800) 997-7327

ADMINISTRATOR
     Frank Russell Investment Management Company
     909 A Street
     Tacoma, Washington 98402

LEGAL COUNSEL
     Goodwin Procter LLP
     Exchange Place
     Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     160 Federal Street
     Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

GROWTH AND INCOME FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                             GROWTH AND INCOME FUND

                                  Annual Report
                                 August 31, 2002

                                Table of Contents

                                                                Page

Chairman's Letter                                                  3

Portfolio Management Discussion and Analysis                       4

Report of Independent Accountants                                  6

Financial Statements                                               7

Financial Highlights                                              12

Notes to Financial Statements                                     13

Disclosure of Information About Fund Trustees                     18

Fund Management and Service Providers                             22

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA GROWTH AND INCOME FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Growth and Income Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,


/s/ Timothy B. Harbert                        /s/ Agustin J. Fleites

Timothy B. Harbert                            Agustin J. Fleites
State Street Global Advisors                  SSgA Funds Management, Inc.
Chairman and Chief Executive Officer          President

SSgA GROWTH AND INCOME FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: The Fund seeks to achieve long-term capital growth, current income, and growth of income primarily through investments in equity securities.

INVESTS IN: US equity securities.

STRATEGY: The portfolio management team focuses on larger companies with above-average earnings growth and profitability. The investment team seeks companies with sustainable competitive advantages and sound industry positioning.

[CHART]
GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                          SSgA
DATES             GROWTH AND INCOME FUND   S&P 500(R)INDEX**
    *                 $ 10,000                 $ 10,000
 1994                 $ 10,623                 $ 10,547
 1995                 $ 12,286                 $ 12,809
 1996                 $ 13,954                 $ 15,208
 1997                 $ 19,668                 $ 21,390
 1998                 $ 21,817                 $ 23,121
 1999                 $ 30,882                 $ 32,327
 2000                 $ 39,301                 $ 37,603
 2001                 $ 28,633                 $ 28,432
 2002                 $ 23,273                 $ 23,317
Total                 $210,437                 $204,754


SSgA GROWTH AND INCOME FUND

          PERIOD ENDED         GROWTH OF          TOTAL
          08/31/02             $10,000           RETURN
---------------------------  -----------        --------
1 Year                       $    8,128         (18.72)%
5 Years                      $   11,833           3.42%+
Inception                    $   23,273           9.84%+

STANDARD AND POOR'S(R) 500 COMPOSITE STOCK PRICE INDEX

          PERIOD ENDED        GROWTH OF            TOTAL
            08/31/02           $10,000            RETURN
---------------------------  -----------        --------
1 Year                       $    8,201         (17.99)%
5 Years                      $   10,901           1.74%+
Inception                    $   23,317           9.86%+

SEE RELATED NOTES ON FOLLOWING PAGE.


PERFORMANCE REVIEW

For the fiscal year ended August 31, 2002, the SSgA Growth & Income Fund posted a loss of 18.72% versus a decline of 17.99% for the S&P 500(R) Index. The Fund's performance includes operating expenses of 110 basis points, whereas Index results do not include expenses of any kind.

MARKET AND PORTFOLIO HIGHLIGHTS

For the fiscal year, the top-performing sector relative to the S&P 500(R) Index was utilities. Within utilities, the Fund held Entergy, a company that outperformed its peers in the utility sector given better capitalization. Entergy returned 9.53% in the year, versus the utilities sector, which was down 34% for the fiscal year. Another relatively strong sector for the Fund was telecommunications, as Alltel and SBC Communications posted -27% and -40% returns, respectively, versus a -48% return for the S&P 500 telecommunications sector. The Fund was underweight to the telecommunications sector which assisted performance during the telecommunications downdraft. Stock selection in the health care sector was strong, with Pharmacia posting a 17% return for the year. Johnson and Johnson was also a top health care holding, with a 3% return, followed by medical technology company Stryker, which also gained 3%. Other top stocks for the year include Wal-Mart (+11%), Ecolab (+12%), Anheuser-Busch (+24%), Marsh & McLennan (+5%) and Avery Dennison (+23%).

On the negative front, stock selection was weakest in the financial services sector. The weakest performers included Capital One Financial (-36%), which fell on fears of weakened consumer spending. Citigroup was also weak, on the heels of accounting irregularity fears, as well as concerns of a global economic slowdown. The Manager continues to favor Capital One, given their diverse product and stronger relative consumer credit exposure. Citigroup has a strong global posture, and stands to benefit from the global economic expansion. Other weak performers for the year include AOL Time Warner (-66%), Flextronics (-57%) and Clear Channel (-32%). AOL Time Warner was sold from the Fund recently, as Management was concerned about reduced revenue. Clear Channel, trading lower on concerns regarding advertising spending, is well positioned when advertising spending returns.

Investor confidence in corporate governance eroded throughout the fiscal year as well, as accounting scandals involving Enron, WorldCom, Adelphia, and others came to light. In these uncertain times, investors have turned their attention to low-priced, slower growth companies in the expectation that such `wallflowers' will not disappoint. Investors also appear enamoured with dividend yield, as companies with higher dividend yields are outpacing their high earnings growth brethren.

The modest economic recovery which has been unfolding for several months remains intact. The Managers acknowledge that US consumers are left with the burden of keeping the economy moving as corporations clean up their balance sheets. The data suggest that consumers are doing just that. New home sales continue to be strong, as do auto sales. All this positive news aside, widespread disappointment with the US economy and with US financial markets remains the rule.

For US corporations, a jobless recovery that endures holds the promise of a substantial rebound for corporate profits. Profits and earnings are essential to extending recent share price gains. Whether share prices rise from here depends heavily on the performance of corporate profits. The Managers expect profits to grow based on increasing industrial production, even within the technology sector. Additionally, the world's economy is expanding at a faster pace than compensation costs, and the consumer remains strong.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)          AUGUST 31, 2002
-----------------------------------          ---------------

Wal-Mart Stores, Inc.                               4.0%
Microsoft Corp.                                     3.7
General Electric Co.                                3.7
Citigroup, Inc.                                     2.9
International Business Machines Corp.               2.9
Exxon Mobil Corp.                                   2.9
Bank of America Corp.                               2.8
Coca-Cola Co. (The)                                 2.5
Johnson & Johnson                                   2.5
Marsh & McLennan Cos., Inc.                         2.4

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

* The Growth and Income Fund commenced operations on September 1, 1993. Index comparison also began on September 1, 1993.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+      Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Growth and Income Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2002

SSgA
GROWTH AND INCOME FUND

STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                                      MARKET
                                         NUMBER        VALUE
                                           OF          (000)
                                         SHARES          $
                                         ------       ------
COMMON STOCKS - 98.4%
CONSUMER DISCRETIONARY - 11.1%
Clear Channel
Communications, Inc. (AE)                  156,700     5,356
Delphi Corp.                               134,200     1,308
Ecolab, Inc.                                75,350     3,394
Home Depot, Inc.                            95,550     3,146
Omnicom Group                               62,950     3,808
TJX Cos., Inc.                             133,200     2,635
Univision Communications, Inc.
Class A (AE)                               164,200     3,826
Wal-Mart Stores, Inc.                      243,500    13,021
                                                     -------
                                                      36,494
                                                     -------

CONSUMER STAPLES - 8.1%
Anheuser-Busch Cos., Inc. Class C           83,800     4,455
Coca-Cola Co. (The)                        158,250     8,071
Colgate-Palmolive Co.                       85,550     4,667
Gillette Co. (The)                         164,500     5,187
Systemco Corp.                             149,600     4,243
                                                     -------
                                                      26,623
                                                     -------

ENERGY - 8.6%
Anadarko Petroleum Corp.                   110,500     4,933
Baker Hughes, Inc.                         182,400     5,016
Exxon Mobil Corp.                          263,150     9,329
Nabors Industries, Ltd. (AE)               184,300     6,086
Noble Corp. (AE)                            99,650     3,096
                                                     -------
                                                      28,460
                                                     -------

FINANCIALS - 18.1%
American Express Co.                       102,600     3,700
American International Group                97,100     6,098
Bank of America Corp.                      130,550     9,149
Capital One Financial Corp.                117,100     4,177
Citigroup, Inc.                            288,950     9,463
Freddie Mac                                 75,800     4,859
Hartford Financial Services Group,
Inc.                                        65,050     3,254
Marsh & McLennan Cos., Inc.                164,650     8,010
Morgan Stanley                              92,300     3,943
Wells Fargo & Co.                          136,200     7,108
                                                     -------
                                                      59,761
                                                     -------

HEALTH CARE - 14.2%
Applera Corp. -
Applied BioSystems Group                   266,400     5,277
Baxter International, Inc.                  77,950     2,829
HCA, Inc.                                  144,600     6,731
Invitrogen Corp. (AE)                      103,550     3,686
Johnson & Johnson                          148,150     8,046
Merck & Co., Inc.                          114,950     5,807
Pfizer, Inc.                               208,000     6,881
Pharmacia Corp.                             94,800     4,143
Stryker Corp.                               59,200     3,337
                                                     -------
                                                      46,737
                                                     -------

INDUSTRIALS - 11.0%
3M Co.                                      55,550     6,941
Burlington Northern Santa Fe Corp.         182,550     5,250
Danaher Corp.                               55,250     3,323
General Dynamics Corp.                      67,000     5,269
General Electric Co.                       401,600    12,108
Lockheed Martin Corp.                       53,650     3,397
                                                     -------
                                                      36,288
                                                     -------

INFORMATION TECHNOLOGY - 19.3%
Altera Corp. (AE)                          108,550     1,163
Analog Devices, Inc. (AE)                   86,850     2,093
Applied Materials, Inc. (AE)               186,150     2,487
Automatic Data Processing                  162,500     6,138
Avery Dennison Corp.                        90,650     5,722
Cisco Systems, Inc. (AE)                   424,600     5,868
Dell Computer Corp. (AE)                   252,150     6,710
Flextronics International, Ltd. (AE)       381,850     3,616
Gentex Corp. (AE)                          114,950     3,421
Intel Corp.                                206,950     3,450
International Business Machines Corp.      125,050     9,426

                                       7

                                                     MARKET
                                        NUMBER        VALUE
                                          OF          (000)
                                        SHARES          $
                                        ------       ------
Linear Technology Corp.                 59,200        1,552
Microsoft Corp. (AE)                   248,550       12,198
                                                    -------
                                                     63,844
                                                    -------

MATERIALS - 3.1%
Kimberly-Clark Corp.                   112,400        6,726
Rohm & Haas Co.                         93,750        3,412
                                                    -------
                                                     10,138
                                                    -------

TELECOMMUNICATION SERVICES - 3.5%
Alltel Corp.                           123,350        5,188
Amdocs, Ltd. (AE)                      197,500        1,519
SBC Communications, Inc.               195,150        4,828
                                                    -------
                                                     11,535
                                                    -------

UTILITIES - 1.4%
Entergy Corp.                          113,500        4,789
                                                    -------

TOTAL COMMON STOCKS
(cost $407,798)                                     324,669
                                                    -------
SHORT-TERM INVESTMENTS - 0.7%
AIM Short Term Investment
Prime Portfolio                          1,029        1,029
Federated Government
Obligations Fund                         1,298        1,298
                                                    -------

TOTAL SHORT-TERM INVESTMENTS
(cost $2,327)                                         2,327
                                                    -------

TOTAL INVESTMENTS - 99.1%
(identified cost $410,125)                          326,996

OTHER ASSETS AND LIABILITIES,
NET - 0.9%                                            2,924
                                                    -------

NET ASSETS - 100.0%                                 329,920
                                                    =======


(AE) Nonincome-producing security.


See accompanying notes which are an integral part of the financial statements.

SSgA
GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                 AUGUST 31, 2002

ASSETS
Investments at market (including securities on loan of $3,826),(identified cost $410,125)                  $   326,996
Receivables:
Dividends                                                                                                          349
Investments sold                                                                                                 7,978
Fund shares sold                                                                                                   207
Prepaid expenses                                                                                                    45
Short-term investments held as collateral for securities loaned, at market                                       4,105
                                                                                                           -----------
Total assets                                                                                                   339,680

LIABILITIES
Payables:
Fund shares redeemed                                                                       $  5,402
Accrued fees to affiliates                                                                      246
Other accrued expenses                                                                            7
Payable upon return of securities loaned, at market                                           4,105
                                                                                           --------
Total liabilities                                                                                                9,760
                                                                                                           -----------
NET ASSETS                                                                                                 $   329,920
                                                                                                           ===========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                                                       $   (67,249)
Unrealized appreciation (depreciation) on investments                                                          (83,129)
Shares of beneficial interest                                                                                       22
Additional paid-in capital                                                                                     480,276
                                                                                                           -----------
NET ASSETS                                                                                                 $   329,920
                                                                                                           ===========

NET ASSET VALUE, offering and redemption price per share:
($329,920,321 divided by 21,522,278 shares of $.001 par value
shares of beneficial interest outstanding)                                                                 $     15.33
                                                                                                           ===========

See accompanying notes which are an integral part of the financial statements.

SSgA
GROWTH AND INCOME FUND

STATEMENT OF OPERATIONS

Amounts in thousands                  FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Dividends                                                                                             $    4,394
Securities Lending Income                                                                                     32
                                                                                                      ----------
Total investment income                                                                                    4,426

EXPENSES
Advisory fees                                                                              $ 3,602
Administrative fees                                                                            174
Custodian fees                                                                                  81
Distribution fees                                                                              559
Transfer agent fees                                                                            100
Professional fees                                                                               25
Registration fees                                                                                6
Shareholder servicing fees                                                                     501
Trustees' fees                                                                                  16
Miscellaneous                                                                                   31
                                                                                           -------
Expenses before reductions                                                                   5,095
Expense reductions                                                                            (432)
                                                                                           -------
Expenses, net                                                                                              4,663
                                                                                                      ----------
Net investment income (loss)                                                                               (237)
                                                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                                 (57,942)
Net change in unrealized appreciation (depreciation) on investments                                     (30,652)
                                                                                                      ----------
Net realized and unrealized gain (loss)                                                                 (88,594)
                                                                                                      ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                 $ (88,831)
                                                                                                      ==========

See accompanying notes which are an integral part of the financial statements.

SSgA
GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                      FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                          2002            2001
                                                        ----------    ----------
INCREASE (DECREASE)
IN NET ASSETS

OPERATIONS
Net investment income (loss)                            $     (237)   $     (267)
Net realized gain (loss)                                   (57,942)      (10,617)
Net change in unrealized appreciation (depreciation)       (30,652)     (145,562)
                                                        ----------    ----------

Net increase (decrease) in net assets from operations      (88,831)     (156,446)
                                                        ----------    ----------

DISTRIBUTIONS
From net investment income                                      --          (470)
From net realized gain                                          --       (23,368)
                                                        ----------    ----------

Net decrease in net assets from distributions                   --       (23,838)
                                                        ----------    ----------

SHARE TRANSACTIONS
Net increase (decrease) in net assets from share
transactions                                               (32,484)      109,010
                                                        ----------    ----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS               (121,315)      (71,274)

NET ASSETS
Beginning of period                                        451,235       522,509
                                                        ----------    ----------

End of period                                           $  329,920    $  451,235
                                                        ==========    ==========

See accompanying notes which are an integral part of the financial statements.

SSgA
GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                      FISCAL YEARS ENDED AUGUST 31,
                                           -----------------------------------------------------------------------------
                                                  2002          2001            2000            1999            1998
                                           -------------   -------------    ------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD       $      18.86    $      27.21    $      22.53    $      18.10    $      18.08
                                           -------------   -------------    ------------   -------------   -------------
INCOME FROM OPERATIONS
Net investment income (loss)(a)                    (.01)           (.01)            .06             .09             .11
Net realized and unrealized gain (loss)           (3.52)          (7.13)           5.77            6.79            1.83
                                           -------------   -------------    ------------   -------------   -------------

Total income from operations                      (3.53)          (7.14)           5.83            6.88            1.94
                                           -------------   -------------    ------------   -------------   -------------

DISTRIBUTIONS
From net investment income                           --            (.02)           (.07)           (.09)           (.11)
From net realized gain                               --           (1.19)          (1.08)          (2.36)          (1.81)
                                           -------------   -------------    ------------   -------------   -------------

Total distributions                                  --           (1.21)          (1.15)          (2.45)          (1.92)
                                           -------------   -------------    ------------   -------------   -------------

NET ASSET VALUE, END OF PERIOD             $      15.33    $      18.86    $      27.21    $      22.53    $      18.10
                                           =============   =============    ============   =============   =============

TOTAL RETURN (%)                                 (18.72)         (27.15)          27.26           41.55           10.93

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)        329,920         451,235         522,509         291,716         111,626

Ratios to average net assets (%):
Operating expenses, net (b)                        1.10            1.10            1.10            1.03             .95
Operating expenses, gross (b)                      1.20            1.21            1.15            1.11            1.14
Net investment income                              (.06)           (.06)            .24             .41             .57

Portfolio turnover rate (%)                       45.27           43.87           49.72           72.27           66.44

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(b)  See Note 4 for current period amounts.

See accompanying notes which are an integral part of the financial statements.

SSgA
GROWTH AND INCOME FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Growth and Income Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the last reported sales price. Investments in other mutual funds are valued at the net asset value per share.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the last reported sales price. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had net tax basis capital loss carryovers of $1,780,728 and $17,592,473, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009 and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $47,494,201 incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting year may differ significantly from distributions during such year. Permanent differences between tax regulations and GAAP are reclassified to paid in capital. These differences relate primarily to investments in certain securities sold at a loss and realized losses on in-kind redemptions allocated to the porfolio.

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

        Cost of Investments for Tax Purposes             $ 410,507,688
        Gross Tax Unrealized Appreciation                   10,888,591
        Gross Tax Unrealized Depreciation                  (94,400,007)
                                                         -------------
        Net Tax Unrealized Appreciation (Depreciation)   $ (83,511,416)
                                                         =============
        Undistributed Ordinary Income                    $          --
        Undistributed Long-Term Gains
        (Capital Loss Carryforward)                      $ (19,373,201)

        TAX COMPOSITION OF DISTRIBUTIONS:
        Ordinary Income                                  $          --
        Long-Term Capital Gains                          $          --
        Tax Return of Capital                            $          --

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding short-term investments, aggregated to $186,329,814 and $217,542,116, respectively. One redemption in-kind of securities resulted in a realized loss of $1,609,885.

     SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, the value of outstanding securities on loan and the value of collateral amounted to $3,825,860 and $4,105,000, respectively.

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .85% of its average daily net assets. The Adviser has contractually agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net asset on an annual basis. The total amount of the reimbursement for the period ended August 31, 2002, was $431,387. As of August 31, 2002, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $772 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $105,954, $32,385 and $326,246 by State Street, Global Markets and CitiStreet, respectively. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs of $50,348 that exceeded the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The

     Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance.

     AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Global Markets, an affiliated broker dealer of State Street. The commissions paid to Global Markets were $37,680 for the period ended August 31, 2002.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

         Advisory fees                $206,748
         Administration fees            18,900
         Custodian fees                  9,404
         Distribution fees               1,512
         Shareholder servicing fees      3,361
         Transfer agent fees             6,056
         Trustees' fees                    143
                                      --------
                                      $246,124
                                      ========

     BENEFICIAL INTEREST: As of August 31, 2002, two shareholders (one of which was also an affiliate of the Investment Company) were record owners of approximately 33% and 10%, respectively, of the total outstanding shares of the Fund.

5.   FUND SHARE TRANSACTIONS (amounts in thousands)

                                               FISCAL YEARS ENDED AUGUST 31,
                                   ------------------------------------------------------
                                            2002                            2001
                                   -----------------------      -------------------------
                                    SHARES       DOLLARS          SHARES       DOLLARS
                                   --------    -----------      ---------    ------------
Proceeds from shares sold             9,071    $   165,702         10,716    $   234,101
Proceeds from reinvestment of
distributions                            --             --            933         22,218
Payments for shares redeemed        (11,476)      (198,186)        (6,925)      (147,309)
                                   --------    -----------      ---------    ------------
Total net increase (decrease)        (2,405)   $   (32,484)         4,724    $   109,010
                                   ========    ===========      =========    ============

6.   INTERFUND LENDING PROGRAM

     The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous Expense on the Statement of Operations includes $1,046 paid under the Interfund Lending Program for the period ended August 31, 2002.

SSgA
GROWTH AND INCOME FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                                NO. OF
                       POSITION(S) HELD                                                        PORTFOLIOS
      NAME,              WITH FUND AND       TERM              PRINCIPAL OCCUPATION(S)         IN COMPLEX        OTHER
     ADDRESS,              LENGTH OF          OF                     DURING THE                 OVERSEEN      DIRECTORSHIPS
       AGE                TIME SERVED       OFFICE                   PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee           Appointed until   - Vice Chairman,                    25            Trustee,
909 A Street           since 1988        successor is        Frank Russell Company;                          Frank Russell
Tacoma, WA 98402                         duly elected                                                        Investment
                                         and qualified     - Chairman of the Board,                          Company Funds
Age 63                                                       Frank Russell Investment                        and Russell
                                                             Management Company and                          Insurance Funds
                                                             Frank Russell Trust Company;                    (investment
                                                                                                             companies)

                       President and     Until successor   - Chairman of the Board and
                       Chairman of       is chosen and       Chief Executive Officer, Russell
                       the Board         qualified by        Fund Distributors, Inc.; and
                       since 1988        the Trustees.
                                                           - Director, Russell Insurance
                                                             Agency, Inc., Frank Russell
                                                             Investments (Ireland) Limited,
                                                             Frank Russell Investment
                                                             Company PLC; Frank Russell
                                                             Investment Company II PLC,
                                                             Frank Russell Investment
                                                             Company III PLC, Frank Russell
                                                             Institutional Funds PLC, Frank
                                                             Russell Qualifying Investor
                                                             Fund, and Frank Russell
                                                             Investments (Cayman) Ltd.

                                                                                                NO. OF
                       POSITION(S) HELD                                                        PORTFOLIOS
      NAME,              WITH FUND AND       TERM              PRINCIPAL OCCUPATION(S)         IN COMPLEX        OTHER
     ADDRESS,              LENGTH OF          OF                     DURING THE                 OVERSEEN      DIRECTORSHIPS
       AGE                TIME SERVED       OFFICE                   PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall    Trustee           Appointed until   -  Chief Executive Officer and       25           None
33 West Court Street   since 1988        successor is         President, Wm. L. Marshall
Doylestown, PA                           duly elected         Associates, Inc., Wm. L. Marshall
18901                                    and qualified        Companies, Inc. and the
                                                              Marshall Financial Group
Age 59                                                        (a registered investment advisor
                                                              and provider of financial and
                                                              related consulting services);

                                                           -  Certified Financial Planner and
                                                              Member, Institute of Certified
                                                              Financial Planners; and

                                                           -  Registered Representative for
                                                              Securities with FSC Securities
                                                              Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee           Appointed until   -  September 2000 to Present,        25           None
522 5th Avenue         since 1988        successor is         Global Head of Structured Real
New York, NY                             duly elected         Estate, J.P. Morgan Investment
10036                                    and qualified        Management

Age 45                                                     -  January 2000 to September 2000,
                                                              Managing Director,
                                                              HSBC Securities (USA) Inc.

                                                           -  From 1998 to 2000, President,
                                                              Key Global Capital, Inc.;

                                                           -  From 1997 to 1998, Partner, Squire,
                                                              Sanders & Dempsey (law firm); and

                                                           -  From 1994 to 1997, Partner, Brown,
                                                              Rudnick, Freed & Gesmer (law firm).

                                                                                                NO. OF
                       POSITION(S) HELD                                                        PORTFOLIOS
      NAME,              WITH FUND AND       TERM              PRINCIPAL OCCUPATION(S)         IN COMPLEX        OTHER
     ADDRESS,              LENGTH OF          OF                     DURING THE                 OVERSEEN      DIRECTORSHIPS
       AGE                TIME SERVED       OFFICE                   PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley        Trustee              Appointed until    - Partner, Riley, Burke & Donahue,  25           Director -
One Corporate Place     since 1988           successor is         L.L.P. (law firm).                             SsgA Cash
55 Ferncroft Road                            duly elected                                                        Management
Danvers, MA 01923                            and qualified                                                       Fund PLC,
                                                                                                                 State Street
Age 53                                                                                                           Global Advisors
                                                                                                                 Ireland, Ltd.

Richard D. Shirk        Trustee              Appointed until    - 1996 to May 2002, Chairman,       25           None
1180 Brookgate Way      since 1988           successor is         Cerulean Companies, Inc.
N.E.                                         duly elected         (Retired);
Atlanta, GA 30319                            and qualified
                                                                - 1996 to March 2001, President and
Age 56                                                            CEO, Cerulean Companies, Inc.;

                                                                - 1992 to March 2001, President
                                                                  and Chief Executive Officer, Blue
                                                                  Cross/Blue Shield of Georgia;

                                                                - 1993 to November 2001, Chairman
                                                                  and Board Member, Georgia Caring
                                                                  for Children Foundation (private
                                                                  foundation); and

                                                                - 1998 to Present, Board Member,
                                                                  Healthcare Georgia Foundation
                                                                  (private foundation)

Bruce D. Taber          Trustee              Appointed until    - Consultant, Computer Simulation,  25           Director -
26 Round Top Road       since 1991           successor is         General Electric Industrial                    SsgA Cash
Boxford, MA 01921                            duly elected         Control Systems.                               Management
                                             and qualified                                                       Fund PLC,
Age 59                                                                                                           State Street
                                                                                                                 Global Advisors
                                                                                                                 Ireland, Ltd.

                                                                                                     NO. OF
                       POSITION(S) HELD                                                            PORTFOLIOS
      NAME,             WITH FUND AND            TERM           PRINCIPAL OCCUPATION(S)            IN COMPLEX       OTHER
     ADDRESS,              LENGTH OF              OF                  DURING THE                    OVERSEEN     DIRECTORSHIPS
       AGE                TIME SERVED           OFFICE                PAST 5 YEARS                 BY TRUSTEE   HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd          Trustee               Appointed until    - Chairman, President and CEO,     25           Director -
150 Domorah Drive      since 1988            successor is         A.M. Todd Group, Inc.; and                    SsgA Cash
Montgomeryville,                             duly elected                                                       Management
PA 18936                                     and qualified      - President and CEO, Zink & Triest              Fund PLC,
                                                                  Co., Inc. (dealer in vanilla                  State Street
Age 55                                                            flavor materials).                            Global Advisors
                                                                                                                Ireland, Ltd.


                       POSITION(S) HELD
     NAME,               WITH FUND AND       TERM            PRINCIPAL OCCUPATION(S)
    ADDRESS,               LENGTH OF          OF                   DURING THE
      AGE                 TIME SERVED       OFFICE                PAST 5 YEARS
------------------------------------------------------------------------------------
OFFICERS

J. David Griswold      Vice President    Until successor    -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street           and Secretary     is chosen and         Frank Russell Company
Tacoma, WA 98402       since 1994        qualified by
                                         Trustees           -  Assistant Secretary and Associate General Counsel, Frank Russell
                                                               Investment Management Company, Frank Russell Capital Inc. and
                                                               Frank Russell Investments (Delaware), Inc.;
Age 45
                                                            -  Assistant Secretary and Associate General Counsel,
                                                               Russell Fund Distributors, Inc.

                                                            -  Director, Secretary and Associate General Counsel,
                                                               Frank Russell Securities, Inc.;

                                                            -  Secretary, Frank Russell Canada Limited/Limitee.


Mark E. Swanson        Treasurer and     Until successor    -  Director - Funds Administration, Frank Russell Investment
909 A Street           Chief             is chosen and         Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402       Accounting        qualified by
                       Officer           Trustees           -  Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                 since 2000                              Company and Russell Insurance Funds.

SSgA GROWTH AND INCOME FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal
     Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

INTERMEDIATE FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                               INTERMEDIATE FUND

                                  Annual Report
                                August 31, 2002

                                Table of Contents

                                                                    Page

Chairman's Letter                                                      3

Portfolio Management Discussion and Analysis                           4

Report of Independent Accountants                                      6

Financial Statements                                                   7

Financial Highlights                                                  19

Notes to Financial Statements                                         20

Tax Information                                                       27

Disclosure of Information About Fund Trustees                         28

Fund Management and Service Providers                                 32

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA INTERMEDIATE FUND
LETTER FROM THE CHAIRMAN


DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Intermediate Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                       /s/ Agustin J. Fleites

Timothy B. Harbert                           Agustin J. Fleites
State Street Global Advisors                 SSgA Funds Management, Inc.
Chairman and Chief Executive Officer         President

SSgA INTERMEDIATE FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize total return by investing in fixed income securities.

INVESTS IN: Investment grade debt instruments including: US Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

STRATEGY: Fund Managers seek to exceed the return of the Lehman Brothers Intermediate Government/Credit Index. The Fund seeks to match the Index's duration at all times while adding value through issue and sector selection.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                                        LEHMAN BROTHERS
                                         INTERMEDIATE
                 SSgA                  GOVERNMENT/CREDIT
DATES       INTERMEDIATE FUND               INDEX**
    *          $ 10,000                     $ 10,000
 1994          $  9,658                     $  9,967
 1995          $ 10,629                     $ 10,911
 1996          $ 11,066                     $ 11,395
 1997          $ 11,952                     $ 12,357
 1998          $ 12,985                     $ 13,467
 1999          $ 13,162                     $ 13,763
 2000          $ 13,967                     $ 14,626
 2001          $ 15,628                     $ 16,424
 2002          $ 16,713                     $ 17,695
Total          $125,760                     $130,605

PERFORMANCE REVIEW

The SSgA Intermediate Fund gained 6.94% for the fiscal year ended August 31, 2002 versus its benchmark, the Lehman Brothers Intermediate Government/Credit Index, which posted a return of 7.74%. The Fund's performance includes operating expenses of 60 basis points, whereas Index returns do not include expenses of any kind.

The Fund carried an overweight of approximately 13% to the credit sector, with approximately 2% of that overweight in the communications sector. Throughout the fiscal year the Manager lowered the Fund's exposure to communications to an underweight of 0.5% by the end of the period. The Fund's overweight to the broader credit sector had averaged approximately 11% consistently throughout the year. This overweight to the credit sector negatively impacted performance by roughly 35 basis, 19 basis points of which can be attributed to communications within the broader credit sector. The use of Eurodollar futures contracts and cash in the

SSgA INTERMEDIATE FUND

PERIOD ENDED                 GROWTH OF          TOTAL
  08/31/02                    $10,000           RETURN
------------                 ----------         -------
1 Year                       $   10,694          6.94%
5 Years                      $   13,984          6.93%+
Inception                    $   16,713          5.87%+

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX

PERIOD ENDED                 GROWTH OF            TOTAL
  08/31/02                    $10,000             RETURN
------------                 ----------           ------
1 Year                       $   10,774            7.74%
5 Years                      $   14,320            7.45%+
Inception                    $   17,695            6.55%+

SEE RELATED NOTES ON FOLLOWING PAGE.

SSgA INTERMEDIATE FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

short end of the curve when the Federal Reserve was aggressively lowering rates modestly enhanced performance, as did tactically using duration (increasing in the fourth quarter when rates decreased). Finally, a small overweight position of 0.13% in Enron detracted from performance in the first quarter of the year by 1 basis point. Additionally, although the Fund held a neutral position to WorldCom on a market-value basis, security selection in that name caused some underperformance during the period. A moderate overweight position to the telecommunications sector also contributed to underperformance for the calendar year.

MARKET AND PORTFOLIO HIGHLIGHTS

Treasury rates fell precipitously during the fiscal year as accounting, ethical and corporate governance issues (Enron, Worldcom, Tyco, etc.), geopolitical pressures in the form of renewed Middle East tensions, talk of an Iraq invasion, and the status of various US economic indicators threatened to plunge the US economy into the second "dip" of a double dip recession. Rates were down roughly 147 basis points on the two-year Treasury note, 117 basis points on the five-year and 70 on the ten-year. Economist's forecasts, which have been revised often throughout the year, are beginning to include the possibility of further and more aggressive eases before year-end as a result of weak economic reports.

Corporate bonds suffered during the year as issuer-specific risk continued to weigh on the market. The excess return number, which is the return above/below comparable Treasuries, for the credit sector was minus 393 for the months of June and July alone. This is the lowest two-month excess return number since 1988, when Lehman Brothers began tracking the data. For the year the excess return number was minus 379 basis points.

The Fund will seek to maintain a low overall risk profile, particularly in the credit sector. The Fund's goal is to closely track the Index in terms of exposures to specific issuers; that is, to have broad exposure to each asset class with market value weightings correspondingly close to the benchmark. The Managers will continue to attempt to generate excess return through overweights to the non-credit sensitive sectors such as mortgages, asset-backed and commercial mortgage-backed securities.

TOP TEN ISSUERS
(AS A PERCENT OF TOTAL INVESTMENTS)          AUGUST 31, 2002
United States Government Treasuries                     18.8%
Federal National Mortgage Association                   10.3
Atlantis One Funding Corp.                               4.6
Old Line Funding Corp.                                   4.6
Thunder Bay Funding, Inc.                                4.6
Alpine Securitization Corp.                              4.6
Barton Capital Corp.                                     2.8
Stellar Funding Group, Inc.                              2.8
Morgan Stanley Dean Witter & Co.                         2.4
Asset Securitization Cooperation Corp.                   1.8

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

* The Intermediate Fund commenced operations on September 1, 1993. Index comparisons also began on September 1, 1993.

** The Lehman Brothers Intermediate Government/Credit Index is comprised of all bonds covered by the Lehman Brothers Government/ Credit Index with maturities between one and 9.99 years.

+      Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Intermediate Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                       /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2002

SSgA
INTERMEDIATE FUND

STATEMENT OF NET ASSETS                                          AUGUST 31, 2002

                                          PRINCIPAL        MARKET
                                           AMOUNT          VALUE
                                            (000)          (000)
                                              $              $
                                          ---------      --------
LONG-TERM INVESTMENTS - 78.1%
ASSET-BACKED SECURITIES - 2.8%
Bear Stearns Commercial
Mortgage Securities
Series 2002-TOP6 Class X2
0.879% due 10/15/36                         5,666           193
Daimler Chrysler Auto Trust
Series 2000-C Class A4
6.850% due 11/06/05                           300           318
Discover Card Master Trust I
Series 1998-7 Class A
5.600% due 05/16/06                           500           519
Ikon Receivables LLC
Series 2002-1 Class A4
4.680% due 11/15/09                           270           281
Providian Master Trust
Series 2000-1 Class A
7.490% due 08/17/09                           225           238
Residential Asset Securities Corp.
Series 2002-KS4 Class AI3
4.590% due 10/25/26                           200           204
Series 2002-KS1 Class AI3
4.988% due 02/25/27                           300           310
Series 2001-KS3 Class AI3
5.180% due 07/25/27                           400           414
Toyota Auto Receivables Owner Trust
Series 2000-B Class A4
6.800% due 04/15/07                           345           361
                                                        -------
                                                          2,838
                                                        -------

CANADIAN GOVERNMENT - 0.4%
Canadian Government Bond
6.750% due 08/28/06                           175           197
Province of Ontario
6.000% due 02/21/06                           200           217
                                                        -------
                                                            414
                                                        -------

CORPORATE BONDS AND NOTES - 34.0%
Abbott Laboratories
5.125% due 07/01/04                           145           151
ABN Amro Bank NV
7.550% due 06/28/06                           100           112
ACE, Ltd.
6.000% due 04/01/07                           100           104
Ahold Finance USA, Inc.
8.250% due 07/15/10                            90           101
Alabama Power Co.
Series N
4.875% due 09/01/04                            75            77
Albertson's, Inc.
7.500% due 02/15/11                           150           173
Alcoa, Inc.
5.875% due 06/01/06                            35            37
7.375% due 08/01/10                            80            92
Alliance Capital Management, LP
5.625% due 08/15/06                           150           156
Alltel Corp.
7.000% due 07/01/12                            30            32
Amerada Hess Corp.
6.650% due 08/15/11                           150           163
American Express Co.
5.500% due 09/12/06                            50            53
American General Finance Corp.
Series MTNF
5.875% due 07/14/06                            50            52
Anadarko Finance Co.
Series B
6.750% due 05/01/11                           150           165
Anheuser-Busch Cos., Inc.
6.000% due 04/15/11                            65            71
AOL Time Warner, Inc.
6.875% due 05/01/12                           100            90
Arizona Public Service
6.375% due 10/15/11                            50            51
AT&T Corp. Step Up Bond
6.500% due 11/15/06                           250           240
AT&T Wireless Services, Inc.
7.875% due 03/01/11                           100            85
8.125% due 05/01/12                           100            86

                                          PRINCIPAL        MARKET
                                           AMOUNT          VALUE
                                            (000)          (000)
                                              $              $
                                          ---------      --------
AXA Financial, Inc.
9.000% due 12/15/04                           250           276
Bank of America Corp.
7.125% due 09/15/06                           215           241
7.400% due 01/15/11                           250           288
Bank One Corp.
6.500% due 02/01/06                           200           219
4.125% due 09/01/07                           200           201
Bank United
Series MTNA
8.000% due 03/15/09                            90           102
BankAmerica Corp.
7.200% due 04/15/06                           195           217
Bear Stearns Cos., Inc. (The)
7.000% due 03/01/07                            25            28
6.750% due 12/15/07                           190           208
BellSouth Corp.
5.000% due 10/15/06                           175           177
6.000% due 10/15/11                           100           102
Boeing Capital Corp.
6.500% due 02/15/12                           200           209
Bristol-Myers Squibb Co.
4.750% due 10/01/06                           190           195
Campbell Soup Co.
6.750% due 02/15/11                            50            55
Capital One Bank
Series BKNT
8.250% due 06/15/05                           115           105
Caterpillar Financial Services Corp.
5.950% due 05/01/06                           250           269
Cendant Corp.
7.750% due 12/01/03                            75            75
Centerior Energy Corp.
Series B
7.670% due 07/01/04                            80            82
Chevron Phillips Chemical Co. LLC
7.000% due 03/15/11                            80            85
Chubb Corp.
6.000% due 11/15/11                           225           232
CIT Group, Inc.
6.500% due 02/07/06                           150           154
Citigroup, Inc.
5.500% due 08/09/06                         1,200         1,268
5.625% due 08/27/12                           400           402
Clear Channel Communications, Inc.
7.875% due 06/15/05                            85            86
Comcast Cable Communications
6.375% due 01/30/06                           100            95
Conagra Foods, Inc.
6.750% due 09/15/11                           200           219
Conoco Funding Co.
5.450% due 10/15/06                           190           199
Consolidated Natural Gas Co.
7.250% due 10/01/04                            35            37
Series C
6.250% due 11/01/11                           125           128
Countrywide Home Loans, Inc.
Series MTNJ
5.500% due 08/01/06                            85            87
Series MTNK
5.500% due 02/01/07                           100           103
Series MTNK
5.625% due 05/15/07                            30            31
COX Communications, Inc.
7.750% due 11/01/10                           100           101
Credit Suisse First Boston USA, Inc.
5.875% due 08/01/06                           200           210
CSX Corp.
6.750% due 03/15/11                           100           110
6.300% due 03/15/12                           100           108
DaimlerChrysler NA Holding Corp.
6.400% due 05/15/06                           445           470
Deere & Co.
6.550% due 07/15/04                           105           112
Delhaize America, Inc.
7.375% due 04/15/06                            55            55
Devon Financing Corp. ULC
6.875% due 09/30/11                           100           109

                                          PRINCIPAL        MARKET
                                           AMOUNT          VALUE
                                            (000)          (000)
                                              $              $
                                          ---------      --------
Diageo Capital PLC
7.250% due 11/01/09                           100           114
Dominion Resources, Inc.
3.875% due 01/15/04                            50            50
Donaldson Lufkin & Jenrette, Inc. - DLJ
6.875% due 11/01/05                           150           160
Dow Chemical Co. (The)
7.000% due 08/15/05                            40            43
5.750% due 12/15/08                           100           103
DTE Energy Co.
6.450% due 06/01/06                            75            80
Du Pont (E.I.) de Nemours & Co.
6.875% due 10/15/09                           100           114
Duke Energy Corp.
6.250% due 01/15/12                            50            52
Duke Energy Field Services LLC
5.750% due 11/15/06                           125           119
Edison Mission Energy
10.000% due 08/15/08                          100            58
El Paso CGP Co.
7.500% due 08/15/06                           250           220
Eli Lilly & Co.
6.000% due 03/15/12                           100           107
Emerson Electric Co.
7.875% due 06/01/05                            65            73
EOP Operating, LP
6.500% due 01/15/04                           175           182
Exelon Generation Co. LLC
6.950% due 06/15/11                            75            79
Federal National Mortgage Association
4.375% due 10/15/06                           900           937
Federated Department Stores
8.500% due 06/01/10                           100           119
Firstar Bank NA
7.125% due 12/01/09                           200           225
FirstEnergy Corp.
Series B
6.450% due 11/15/11                            50            47
Fleet National Bank
Series BKNT
5.750% due 01/15/09                           225           225
Ford Motor Credit Co.
6.875% due 02/01/06                           250           249
6.500% due 01/25/07                           550           539
7.375% due 02/01/11                           900           877
Gannett Co., Inc.
6.375% due 04/01/12                            35            39
General Electric Capital Corp.
Series MTNA
5.875% due 02/15/12                           700           733
6.000% due 06/15/12                           450           474
General Mills, Inc.
6.000% due 02/15/12                           125           132
General Motors Acceptance Corp.
7.625% due 06/15/04                           150           157
6.750% due 01/15/06                           635           651
6.125% due 08/28/07                           250           251
Goldman Sachs Group, Inc.
7.625% due 08/17/05                           375           416
GTE Corp.
6.460% due 04/15/08                            30            30
Harrah's Operating Co., Inc.
7.500% due 01/15/09                            50            54
Hewlett-Packard Co.
7.150% due 06/15/05                            70            75
Honeywell International, Inc.
6.875% due 10/03/05                            55            60
5.125% due 11/01/06                            55            57
Hongkong Land Finance Co.
7.000% due 05/03/11                            75            77
Household Finance Corp.
8.000% due 05/09/05                           235           253
6.500% due 01/24/06                           200           205
5.750% due 01/30/07                            50            50
6.875% due 03/01/07                           100           104
8.000% due 07/15/10                           150           162

                                          PRINCIPAL        MARKET
                                           AMOUNT          VALUE
                                            (000)          (000)
                                              $              $
                                          ---------      --------
Indiana Michigan Power Co.
Series C
6.125% due 12/15/06                             40            39
Inter-American Development Bank
5.375% due 01/18/06                            350           370
International Business Machines Corp.
4.875% due 10/01/06                            500           524
International Lease Finance Corp.
Series MTNM
5.700% due 07/03/06                             75            79
5.750% due 10/15/06                            165           173
International Paper Co.
6.750% due 09/01/11                            130           140
Interpublic Group Cos., Inc.
7.250% due 08/15/11                             30            26
JP Morgan & Co., Inc.
6.700% due 11/01/07                             75            81
JP Morgan Chase & Co.
7.875% due 06/15/10                            350           398
6.750% due 02/01/11                             25            27
6.625% due 03/15/12                            100           106
Kellogg Co.
Series B
6.000% due 04/01/06                            100           107
Kemper Corp.
6.875% due 09/15/03                            250           260
Kerr-McGee Corp.
6.875% due 09/15/11                             60            66
KeyBank National Association
Series BKNT
7.000% due 02/01/11                            100           111
KeySpan Corp.
6.150% due 06/01/06                            200           213
KFW International Finance
Series DTC
4.750% due 01/24/07                            500           526
Kinder Morgan Energy Partners, LP
7.125% due 03/15/12                            100           108
Kraft Foods, Inc.
4.625% due 11/01/06                            110           113
5.250% due 06/01/07                            100           105
Kroger Co.
6.800% due 04/01/11                            250           271
Lehman Brothers Holdings, Inc.
6.250% due 05/15/06                            450           476
Lenfest Communications, Inc.
8.375% due 11/01/05                            100            96
Lockheed Martin Corp.
8.200% due 12/01/09                            125           149
Marsh & McLennan Cos., Inc.
5.375% due 03/15/07                            100           105
MBNA Corp.
6.250% due 01/17/07                             75            75
McDonald's Corp.
Series MTNG
5.375% due 04/30/07                            100           107
MeadWestvaco Corp.
6.850% due 04/01/12                            100           107
Mellon Funding Corp.
7.500% due 06/15/05                            150           167
Merrill Lynch & Co., Inc.
Series MTNB
6.800% due 11/03/03                            150           157
Midamerican Funding LLC
6.339% due 03/01/09                            150           157
Morgan Stanley
5.625% due 01/20/04                            360           373
7.750% due 06/15/05                            300           332
Morgan Stanley Tracers
5.894% due 03/01/07                          1,830         1,889
Motorola, Inc.
8.000% due 11/01/11                            100            97
National Rural Utilities
Cooperative Finance
5.250% due 07/15/04                            210           217
5.500% due 01/15/05                             50            52
Norfolk Southern Corp.
8.375% due 05/15/05                            140           157

                                          PRINCIPAL        MARKET
                                           AMOUNT          VALUE
                                            (000)          (000)
                                              $              $
                                          ---------      --------
Northrop Grumman Corp.
7.125% due 02/15/11                           150           164
Occidental Petroleum Corp.
6.750% due 01/15/12                           150           165
Oncor Electric Delivery Co.
6.375% due 05/01/12                            70            74
Pemex Project Funding Master Trust
7.875% due 02/01/09                           100           103
PNC Funding Corp.
5.750% due 08/01/06                           150           156
7.500% due 11/01/09                           150           164
Powergen US Funding LLC
4.500% due 10/15/04                           100           102
Praxair, Inc.
6.375% due 04/01/12                            40            43
Procter & Gamble Co.
4.750% due 06/15/07                           100           105
Progress Energy, Inc.
6.750% due 03/01/06                           100           106
5.850% due 10/30/08                           100           102
PSEG Power LLC
6.875% due 04/15/06                           150           149
Raytheon Co.
8.300% due 03/01/10                           150           170
Rohm & Haas Co.
6.950% due 07/15/04                            30            32
Safeway, Inc.
6.500% due 03/01/11                           200           216
SBC Communications, Inc.
5.750% due 05/02/06                           260           272
Sears Roebuck Acceptance
7.000% due 02/01/11                           100           107
6.700% due 04/15/12                            50            52
Simon Property Group, LP
6.375% due 11/15/07                           100           106
Southern Co. Capital Funding, Inc.
Series A
5.300% due 02/01/07                           100           104
Sprint Capital Corp.
7.125% due 01/30/06                           210           180
6.375% due 05/01/09                            90            70
St. Paul Cos.
5.750% due 03/15/07                            50            50
Suntrust Bank
Series BKNT
6.375% due 04/01/11                           100           110
Swiss Bank Corp. NY
7.250% due 09/01/06                           100           112
Target Corp.
7.500% due 08/15/10                           150           172
5.875% due 03/01/12                           100           106
Tele-Communications-TCI Group
7.250% due 08/01/05                           100            93
Time Warner, Inc.
7.750% due 06/15/05                           150           147
8.110% due 08/15/06                           100            93
Tosco Corp.
7.250% due 01/01/07                           250           279
Transocean, Inc.
9.500% due 12/15/08                            15            19
TRW, Inc.
6.625% due 06/01/04                            80            83
Tyson Foods, Inc.
6.625% due 10/01/04                            50            53
8.250% due 10/01/11                            30            34
Unilever Capital Corp.
6.750% due 11/01/03                           155           163
6.875% due 11/01/05                            70            78
7.125% due 11/01/10                            75            86
Union Pacific Corp.
7.375% due 09/15/09                           150           169
Union Planters Bank NA
5.125% due 06/15/07                            40            41
United Technologies Corp.
6.100% due 05/15/12                            70            75
Valero Energy Corp.
6.875% due 04/15/12                           100           107

                                          PRINCIPAL        MARKET
                                           AMOUNT          VALUE
                                            (000)          (000)
                                              $              $
                                          ---------      --------
Verizon Global Funding Corp.
6.750% due 12/01/05                           310           320
6.875% due 06/15/12                            65            63
7.375% due 09/01/12                            50            50
Verizon Wireless Capital LLC
5.375% due 12/15/06                            60            56
Verizon/New England
6.500% due 09/15/11                            50            50
Viacom, Inc.
7.750% due 06/01/05                           200           221
6.400% due 01/30/06                           100           106
Vornado Realty Trust
5.625% due 06/15/07                            10            10
Wachovia Bank NA/Charlotte
Series BKNT
7.800% due 08/18/10                           175           205
Wachovia Corp.
4.950% due 11/01/06                           200           209
5.625% due 12/15/08                            35            37
Wal-Mart Stores, Inc.
6.875% due 08/10/09                           300           343
Walt Disney Co.
7.300% due 02/08/05                           150           160
Washington Mutual, Inc.
5.625% due 01/15/07                           150           158
Wells Fargo
6.625% due 07/15/04                           200           215
Wells Fargo Bank NA
6.450% due 02/01/11                           285           311
Wells Fargo Financial, Inc.
7.000% due 11/01/05                           250           277
Weyerhaeuser Co.
6.125% due 03/15/07                           225           237
Wyeth
6.700% due 03/15/11                           150           161
                                                        -------
                                                         34,850
                                                        -------

EURODOLLAR BONDS - 5.7%
Asian Development Bank
4.875% due 02/05/07                           250           262
BP Capital Markets PLC
4.625% due 05/27/05                           150           158
Bowater Canada Finance
7.950% due 11/15/11                           100            99
British Telecommunications PLC
7.875% due 12/15/05                           150           164
Chile Government International Bond
5.625% due 07/23/07                            50            51
6.875% due 04/28/09                           100           106
Citic Pacific Finance, Ltd.
7.625% due 06/01/11                           300           310
Corp Andina de Fomento (CAF)
6.875% due 03/15/12                           225           234
Deutsche Ausgleichsbank
7.000% due 06/23/05                           100           110
Deutsche Telekom International
Finance BV
8.250% due 06/15/05                           225           238
European Investment Bank
Series DTC
5.625% due 01/24/06                           150           161
4.625% due 03/01/07                           650           677
Finland Government
International Bond
5.875% due 02/27/06                            15            16
4.750% due 03/06/07                           100           105
France Telecom Step Up Bond
7.700% due 03/01/06                           200           210
Grupo Televisa SA
8.000% due 09/13/11                           110           106
HSBC Holdings PLC
7.500% due 07/15/09                           150           172

                                          PRINCIPAL        MARKET
                                           AMOUNT          VALUE
                                            (000)          (000)
                                              $              $
                                          ---------      --------
International Bank for
Reconstruction & Development
4.750% due 04/30/04                           250           261
4.375% due 09/28/06                           600           627
Italy Government International Bond
4.375% due 10/25/06                           400           414
5.625% due 06/15/12                           100           108
Malaysia Government
International Bond
7.500% due 07/15/11                            90           101
Mexico Government
International Bond
9.875% due 02/01/10                           190           218
8.375% due 01/14/11                           205           219
Petrobras International Finance Co.
- PIFCO
9.750% due 07/06/11                            95            68
Poland Government International Bond
6.250% due 07/03/12                            50            53
Province of Quebec
5.750% due 02/15/09                           100           108
Royal KPN NV
7.500% due 10/01/05                           100           105
South Africa Government
International Bond
7.375% due 04/25/12                           115           117
Telefonica Europe BV
7.750% due 09/15/10                           150           158
                                                        -------
                                                          5,736
                                                        -------

MORTGAGE-BACKED SECURITIES - 3.4%
Bear Stearns Commercial
Mortgage Securities
Series 2001-TOP2 Class A2
6.480% due 02/15/35                           330           364
Series 2002-TOP6 Class A2
6.460% due 10/15/36                           315           347
COMM
Series 1999-1 Class A1
6.145% due 05/15/32                           458           489
First Union National Bank
Commercial Mortgage
Series 2001-C4 Class A2
6.223% due 12/12/33                           315           342
Series 2002-C1 Class IOII
Interest Only Strip
1.205% due 02/12/34                         3,286           177
Heller Financial Commercial
Mortgage Asset
Series 1999-PH1 Class A1
6.500% due 05/15/31                           684           739
JP Morgan Chase Commercial
Mortgage Securities Corp.
Series 2001-CIBC Class A3
6.260% due 03/15/33                           300           326
Nomura Asset Securities Corp.
Series 1998-D6 Class A1B
6.590% due 03/15/30                            20            22
Washington Mutual
Series 2002-AR4 Class A5
5.590% due 04/25/32                           500           515
Series 2002-AR7 Class A2
5.490% due 07/25/32 (E)                       150           157
                                                        -------
                                                          3,478
                                                        -------

UNITED STATES GOVERNMENT
AGENCIES - 11.2%
Federal Home Loan Mortgage Corp.
5.125% due 07/15/12                         1,250         1,287
Federal National Mortgage Association
3.875% due 03/15/05                         2,000         2,064
5.250% due 06/15/06                         2,960         3,177
4.250% due 07/15/07                         1,750         1,805
6.400% due 05/14/09                           400           420
6.000% due 05/15/11                         2,490         2,740
                                                        -------
                                                         11,493
                                                        -------

                                          PRINCIPAL        MARKET
                                           AMOUNT          VALUE
                                            (000)          (000)
                                              $              $
                                          ---------      --------
UNITED STATES GOVERNMENT
TREASURIES - 19.7%
United States Treasury Inflation
Indexed Bonds
3.375% due 01/15/07                         2,271         2,430
United States Treasury Note
2.250% due 07/31/04                         3,100         3,108
3.250% due 08/15/07                        10,490        10,509
4.375% due 08/15/12                         3,500         3,566
5.375% due 02/15/31                           540           576
                                                        -------
                                                         20,189
                                                        -------

YANKEE BONDS - 0.9%
Abitibi-Consolidated, Inc.
6.950% due 12/15/06                            55            55
Kowloon Canton Railway Corp.
8.000% due 03/15/10                           265           316
Petroleos Mexicanos
6.500% due 02/01/05                           250           261
Province of Quebec
7.000% due 01/30/07                           100           113
Vodafone Group PLC
7.625% due 02/15/05                           150           162
                                                        -------
                                                            907
                                                        -------
TOTAL LONG-TERM INVESTMENTS
(cost $77,961)                                           79,905
                                                        -------

                                          NOTIONAL
                                           AMOUNT
                                           (000)
                                             $
                                          ---------
OPTIONS PURCHASED       - 0.0%
(NUMBER OF CONTRACTS)
Eurodollar Futures
Mar 2003 97.50 Put (110)                      275            30
                                                        -------
TOTAL OPTIONS PURCHASED
(cost $40)                                                   30
                                                        -------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                              $
                                          ---------
SHORT-TERM INVESTMENTS - 27.8%
Alpine Securitization Corp.
1.750% due 09/18/02 (c)(y)                  5,000         4,996
American Advantage
Money Market Fund                              84            84
Asset Securitization Cooperation Corp.
1.730% due 09/05/02 (c)(y)                  2,000         2,000
Atlantis One Funding Corp.
1.760% due 09/06/02 (c)(y)                  5,000         4,999
Barton Capital Corp. Discount Note
1.750% due 09/16/02 (c)(y)                  3,000         2,998
Federated Investors Prime Cash
Obligation Fund                               186           186
Old Line Funding Corp.
1.750% due 09/06/02 (c)(y)                  2,000         2,000
1.730% due 09/13/02 (c)(y)                  3,000         2,998
Stellar Funding Group, Inc. Yrs
1&2 Commercial Paper
1.780% due 09/27/02 (c)(y)                  3,000         2,996
Thunder Bay Funding, Inc. Yrs 3&4
Commercial Paper
1.740% due 09/18/02 (c)(y)                  5,000         4,996
United States Treasury Bill
1.680% due 09/26/02 (c)(y)(s)                 175           175
                                                        -------
TOTAL SHORT-TERM INVESTMENTS
(cost $28,428)                                           28,428
                                                        -------
TOTAL INVESTMENTS - 105.9%
(identified cost $106,429)                              108,363

OTHER ASSETS AND LIABILITIES,
NET - (5.9%)                                             (6,011)
                                                        -------
NET ASSETS - 100.0%                                     102,352
                                                        =======

(y)  Rate noted is yield-to-maturity from date of acquisition.
(c)  At amortized cost, which approximates market.
(E)  Adjustable or floating rate security.
(s) Held as collateral in connection with futures contracts purchased (sold) or options written by the Fund.

See accompanying notes which are an integral part of the financial statements.

                                                    UNREALIZED
                                      NOTIONAL     APPRECIATION
                                       AMOUNT     (DEPRECIATION)
FUTURES CONTRACTS                      (000)           (000)
(NUMBER OF CONTRACTS)                    $               $
                                      --------    --------------
LONG POSITIONS
Eurodollar Futures
expiration date 09/02 (22)               5,400               106
expiration date 12/02 (28)               6,875               151
expiration date 03/03 (17)               4,168                98
expiration date 06/03 (17)               4,156               107
expiration date 09/03 (17)               4,141               107
expiration date 12/03 (6)                1,456                36
expiration date 03/04 (11)               2,661                54
expiration date 06/04 (5)                1,207                23
expiration date 09/04 (2)                  482                 9
expiration date 12/04 (2)                  480                 8
United States Treasury 5 Year Notes
expiration date 09/02 (1)                  112                 6
                                                  --------------

Total Unrealized Appreciation
(Depreciation) on Open Futures
Contracts Purchased                                          705
                                                  ==============

                                                      MARKET
                                                      VALUE
OPTIONS WRITTEN                                       (000)
(NUMBER OF CONTRACTS)                                   $
                                                  --------------
Eurodollar Futures
Mar 2003 98.00 Put (55)                      138              34
                                                  --------------

Total Liability for Options Written
(premiums received $44)                                       34
                                                  ==============

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERMEDIATE FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                   AUGUST 31, 2002

ASSETS
Investments at market (identified cost $106,429)                                 $ 108,363
Receivables:
Interest                                                                               837
Investments sold                                                                     3,067
Fund shares sold                                                                       253
Prepaid expenses                                                                        13
                                                                                 ---------
Total assets                                                                       112,533

LIABILITIES
Payables:
Investments purchased (delayed settlement)                         $ 10,042
Fund shares redeemed                                                      7
Accrued fees to affiliates                                               45
Other accrued expenses                                                   49
Daily variation margin on futures contracts                               4
Options written, at market value (premiums received $44)                 34
                                                                   --------

Total liabilities                                                                   10,181
                                                                                 ---------

NET ASSETS                                                                       $ 102,352
                                                                                 =========

NET ASSETS CONSIST OF:
Undistributed net investment income                                              $     513
Accumulated net realized gain (loss)                                                   507
Unrealized appreciation (depreciation) on:
Investments                                                                          1,934
Futures contracts                                                                      705
Options written                                                                         10
Shares of beneficial interest                                                           10
Additional paid-in capital                                                          98,673
                                                                                 ---------

NET ASSETS                                                                       $ 102,352
                                                                                 =========

NET ASSET VALUE, offering and redemption price per share:
($102,352,016 divided by 10,107,252 shares of $.001 par value
shares of beneficial interest outstanding)                                       $   10.13
                                                                                 =========

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERMEDIATE FUND

STATEMENT OF OPERATIONS
Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Interest                                                                $  4,060
Dividends                                                                    133
                                                                        --------

Total investment income                                                    4,193

EXPENSES
Advisory fees                                               $   716
Administrative fees                                              59
Custodian fees                                                   67
Distribution fees                                                51
Transfer agent fees                                              35
Professional fees                                                21
Registration fees                                                13
Shareholder servicing fees                                       69
Trustees' fees                                                   11
Miscellaneous                                                    15
                                                            -------

Expenses before reductions                                    1,057
Expense reductions                                             (520)
                                                            -------

Expenses, net                                                                537
                                                                        --------

Net investment income (loss)                                               3,656
                                                                        --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                     953
Futures contracts                                               375        1,328
                                                            -------
Net change in unrealized appreciation (depreciation) on:
Investments                                                     553
Futures contracts                                               545
Options written                                                  10        1,108
                                                            -------     --------

Net realized and unrealized gain (loss)                                    2,436
                                                                        --------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   $  6,092
                                                                        ========

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERMEDIATE FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                      2002          2001
                                                                  -----------    -----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                      $     3,656    $     4,029
Net realized gain (loss)                                                1,328          2,590
Net change in unrealized appreciation (depreciation)                    1,108          1,607
                                                                  -----------    -----------
Net increase (decrease) in net assets from operations                   6,092          8,226
                                                                  -----------    -----------
DISTRIBUTIONS
From net investment income                                             (3,737)        (4,433)
From net realized gain                                                 (1,118)            --
                                                                  -----------    -----------
Net decrease in net assets from distributions                          (4,855)        (4,433)
                                                                  -----------    -----------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions          20,754          9,947
                                                                  -----------    -----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                            21,991         13,740

NET ASSETS
Beginning of period                                                    80,361         66,621
                                                                  -----------    -----------
End of period (including undistributed net investment income of
$513 and $594, respectively)                                      $   102,352    $    80,361
                                                                  ===========    ===========

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERMEDIATE FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     FISCAL YEARS ENDED AUGUST 31,
                                           -----------------------------------------------------------------------------
                                               2002*           2001            2000            1999            1998
                                           ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $      10.02    $       9.52    $       9.51    $      10.04    $       9.76
                                           ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS
Net investment income (loss)(a)                     .41             .53             .55             .49             .53
Net realized and unrealized gain (loss)             .26             .56             .01            (.35)            .28
                                           ------------    ------------    ------------    ------------    ------------
Total income from operations                        .67            1.09             .56             .14             .81
                                           ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
From net investment income                         (.43)           (.59)           (.54)           (.51)           (.53)
From net realized gain                             (.13)             --            (.01)           (.16)             --
                                           ------------    ------------    ------------    ------------    ------------
Total distributions                                (.56)           (.59)           (.55)           (.67)           (.53)
                                           ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD             $      10.13    $      10.02    $       9.52    $       9.51    $      10.04
                                           ============    ============    ============    ============    ============
TOTAL RETURN (%)                                   6.94           11.90            6.12            1.36            8.64

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)        102,352          80,361          66,621          71,550          76,691

Ratios to average net assets (%):
Operating expenses, net (b)                         .60             .60             .60             .60             .60
Operating expenses, gross (b)                      1.18            1.22            1.18            1.11            1.13
Net investment income                              4.09            5.44            5.85            5.02            5.51

Portfolio turnover rate (%)                      620.02          345.31          225.31          304.47          244.58

* As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 amounted to less than $.005 per share on net investment income and net realized and net unrealized gain and losses. The ratio of net investment income to average net assets was not materially affected. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(a) Average month-end shares outstanding were used for this calculation.

(b)  See Note 4 for current period amounts.

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERMEDIATE FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Intermediate Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     REVISED AICPA AUDIT AND ACCOUNTING GUIDE: As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to September 1, 2001, the Fund included paydown gains and losses in realized gain (loss) on investment transactions.

     The effect of this change for the year ended August 31, 2002, was to increase net investment income by $4,977 and decrease net realized gains by $4,977. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

     SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

     Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

     Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in certain mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Cost of Investments for Tax Purposes             $ 106,457,290
      Gross Tax Unrealized Appreciation                    2,308,372
      Gross Tax Unrealized Depreciation                     (403,076)
                                                       -------------
      Net Tax Unrealized Appreciation (Depreciation)   $   1,905,296
                                                       =============
      Undistributed Ordinary Income                    $   1,345,149
      Undistributed Long-Term Gains
      (Capital Loss Carryforward)                      $     408,404

      TAX COMPOSITION OF DISTRIBUTIONS:
      Ordinary Income                                  $   4,701,974
      Long-Term Capital Gains                          $     152,499
      Tax Return of Capital                            $          --

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

     FORWARD COMMITMENTS/MORTGAGE DOLLAR ROLLS: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund purchases a mortgage security and sells a similar mortgage security before settlement of the purchased mortgage security occurs. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund will be segregated on the Fund's records in a dollar amount sufficient to make payment for the portfolio securities to be purchased at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

     DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

     The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

     OPTIONS: The Fund may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. This Fund may also purchase and sell call and put options on foreign currencies.

     When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

     The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

     WRITTEN OPTIONS CONTRACTS: Fund transactions in written options contracts for the period ended August 30, 2002 were as follows:

                                              NUMBER OF            PREMIUMS
                                              CONTRACTS            RECEIVED
                                              ---------            --------
         Outstanding at August 31, 2001              --            $     --
         Written                                     55                  44
         Terminated in closing
         purchase transactions                       --                  --
         Expired                                     --                  --
                                              ---------            --------
         Outstanding at August 31, 2002              55            $     44
                                              =========            ========

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $50,826,936 and $42,629,628, respectively.

     For the period ended August 31, 2002, purchases, sales and maturities of US Government and Agency obligations, excluding short-term investments, aggregated to $392,166,792, $385,331,835 and $0, respectively.

     SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund.

     All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, there were no outstanding securities on loan and no income earned during the period.

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .80% of its average daily net assets. The Adviser has voluntarily agreed to waive .50% of its .80% Advisory fee. The Adviser has also voluntarily agreed to reimburse the Fund for all expenses in excess of .60% of average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the period ended August 31, 2002, were $447,391 and $71,445, respectively. As of August 31, 2002, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $991 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $22,370, $2,950 and $42,164 by State Street, Global Markets and CitiStreet, respectively. The Fund did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

         Advisory fees                $  22,368
         Administration fees              6,351
         Custodian fees                   4,112
         Distribution fees                2,872
         Shareholder servicing fees       3,375
         Transfer agent fees              4,826
         Trustees' fees                     741
                                      ---------
                                      $  44,645
                                      =========

     BENEFICIAL INTEREST: As of August 31, 2002, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 16% of the total outstanding shares of the Fund.

5.   FUND SHARE TRANSACTIONS (amounts in thousands)

                                                   FISCAL YEARS ENDED AUGUST 31,
                                       -----------------------------------------------------
                                                 2002                        2001
                                       --------------------------  -------------------------
                                          SHARES      DOLLARS         SHARES      DOLLARS
                                       -----------  -------------  -----------  ------------
      Proceeds from shares sold            6,818    $   67,603         3,126    $   30,487
      Proceeds from reinvestment of
      distributions                          371         3,652           361         3,462
      Payments for shares redeemed        (5,103)      (50,501)       (2,461)      (24,002)
                                       ---------    ----------      --------    ----------
      Total net increase (decrease)        2,086    $   20,754         1,026    $    9,947
                                       =========    ==========      ========    ==========

6.   INTERFUND LENDING PROGRAM

     The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

7.   DIVIDENDS

     On September 3, 2002, the Board of Trustees declared a dividend of $.0870 from net investment income, payable on September 9, 2002 to shareholders of record on September 4, 2002.

SSgA
INTERMEDIATE FUND

                                                                 TAX INFORMATION
                                                     AUGUST 31, 2002 (UNAUDITED)

The Fund paid distributions of $152,499 from net long-term capital gains during its taxable year ended August 31, 2002.

Please consult a tax advisor for questions about federal or state income tax laws.

SSgA
INTERMEDIATE FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                                   NO. OF
                       POSITION(S) HELD                                                          PORTFOLIOS
   NAME,                WITH FUND AND        TERM            PRINCIPAL OCCUPATION(S)             IN COMPLEX        OTHER
  ADDRESS,                LENGTH OF           OF                  DURING THE                      OVERSEEN      DIRECTORSHIPS
    AGE                  TIME SERVED        OFFICE               PAST 5 YEARS                    BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee           Appointed until   - Vice Chairman,                        25            Trustee,
909 A Street           since 1988        successor is        Frank Russell Company;                              Frank Russell
Tacoma, WA 98402                         duly elected                                                            Investment
                                         and qualified     - Chairman of the Board,                              Company Funds
                                                             Frank Russell Investment                            and Russell
                                                             Management Company and                              Insurance Funds
Age 63                                                       Frank Russell Trust Company;                        (investment
                                                                                                                 companies)


                       President and     Until successor   - Chairman of the Board and
                       Chairman of       is chosen and       Chief Executive Officer, Russell
                       the Board         qualified by        Fund Distributors, Inc.; and
                       since 1988        the Trustees.

                                                           - Director, Russell
                                                             Insurance Agency,
                                                             Inc., Frank Russell
                                                             Investments (Ireland)
                                                             Limited, Frank
                                                             Russell Investment
                                                             Company PLC; Frank
                                                             Russell Investment
                                                             Company II PLC, Frank
                                                             Russell Investment
                                                             Company III PLC,
                                                             Frank Russell
                                                             Institutional Funds
                                                             PLC, Frank Russell
                                                             Qualifying Investor
                                                             Fund, and Frank
                                                             Russell Investments
                                                             (Cayman) Ltd.

                                                                                                   NO. OF
                       POSITION(S) HELD                                                          PORTFOLIOS
   NAME,                WITH FUND AND        TERM            PRINCIPAL OCCUPATION(S)             IN COMPLEX        OTHER
  ADDRESS,                LENGTH OF           OF                  DURING THE                      OVERSEEN      DIRECTORSHIPS
    AGE                  TIME SERVED        OFFICE               PAST 5 YEARS                    BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall    Trustee           Appointed until   - Chief Executive Officer and          25           None
33 West Court Street   since 1988        successor is        President, Wm. L. Marshall
Doylestown, PA                           duly elected        Associates, Inc., Wm. L. Marshall
18901                                    and qualified       Companies, Inc. and the
                                                             Marshall Financial Group
Age 59                                                       (a registered investment advisor
                                                             and provider of financial and
                                                             related consulting services);

                                                           - Certified Financial Planner and
                                                             Member, Institute of Certified
                                                             Financial Planners; and

                                                           - Registered Representative for
                                                             Securities with FSC Securities
                                                             Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee           Appointed until   - September 2000 to Present,           25           None
522 5th Avenue         since 1988        successor is        Global Head of Structured Real
New York, NY                             duly elected        Estate, J.P. Morgan Investment
10036                                    and qualified       Management

Age 45                                                     - January 2000 to September 2000,
                                                             Managing Director,
                                                             HSBC Securities (USA) Inc.

                                                           - From 1998 to 2000, President,
                                                             Key Global Capital, Inc.;

                                                           - From 1997 to 1998, Partner, Squire,
                                                             Sanders & Dempsey (law firm); and

                                                           - From 1994 to 1997, Partner, Brown,
                                                             Rudnick, Freed & Gesmer (law firm).

                                                                                                   NO. OF
                       POSITION(S) HELD                                                          PORTFOLIOS
   NAME,                WITH FUND AND        TERM            PRINCIPAL OCCUPATION(S)             IN COMPLEX        OTHER
  ADDRESS,                LENGTH OF           OF                  DURING THE                      OVERSEEN      DIRECTORSHIPS
    AGE                  TIME SERVED        OFFICE               PAST 5 YEARS                    BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley       Trustee           Appointed until   - Partner, Riley, Burke & Donahue,     25           Director -
One Corporate Place    since 1988        successor is        L.L.P. (law firm).                                SSgA Cash
55 Ferncroft Road                        duly elected                                                          Management
Danvers, MA 01923                        and qualified                                                         Fund PLC,
                                                                                                               State Street
Age 53                                                                                                         Global Advisors
                                                                                                               Ireland, Ltd.

Richard D. Shirk       Trustee           Appointed until   - 1996 to May 2002, Chairman,          25           None
1180 Brookgate Way     since 1988        successor is        Cerulean Companies, Inc.
N.E.                                     duly elected        (Retired);
Atlanta, GA 30319                        and qualified
                                                           - 1996 to March 2001, President and
Age 56                                                       CEO, Cerulean Companies, Inc.;

                                                           - 1992 to March 2001, President
                                                             and Chief Executive Officer, Blue
                                                             Cross/Blue Shield of Georgia;

                                                           - 1993 to November 2001, Chairman
                                                             and Board Member, Georgia Caring
                                                             for Children Foundation (private
                                                             foundation); and

                                                           - 1998 to Present, Board Member,
                                                             Healthcare Georgia Foundation
                                                             (private foundation)

Bruce D. Taber         Trustee           Appointed until   - Consultant, Computer Simulation,     25           Director -
26 Round Top Road      since 1991        successor is        General Electric Industrial Control               SSgA Cash
Boxford, MA 01921                        duly elected        Systems.                                          Management
                                         and qualified                                                         Fund PLC,
Age 59                                                                                                         State Street
                                                                                                               Global Advisors
                                                                                                               Ireland, Ltd.

                                                                                                   NO. OF
                       POSITION(S) HELD                                                          PORTFOLIOS
   NAME,                WITH FUND AND        TERM            PRINCIPAL OCCUPATION(S)             IN COMPLEX        OTHER
  ADDRESS,                LENGTH OF           OF                  DURING THE                      OVERSEEN      DIRECTORSHIPS
    AGE                  TIME SERVED        OFFICE               PAST 5 YEARS                    BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd          Trustee           Appointed until    - Chairman, President and CEO,        25           Director -
150 Domorah Drive      since 1988        successor is         A.M. Todd Group, Inc.; and                       SSgA Cash
Montgomeryville,                         duly elected                                                          Management
PA 18936                                 and qualified      - President and CEO, Zink & Triest                 Fund PLC,
                                                              Co., Inc. (dealer in vanilla flavor              State Street
Age 55                                                        materials).                                      Global Advisors
                                                                                                               Ireland, Ltd.

                        POSITION(S) HELD
    NAME,                 WITH FUND AND         TERM                               PRINCIPAL OCCUPATION(S)
  ADDRESS,                  LENGTH OF            OF                                      DURING THE
    AGE                    TIME SERVED         OFFICE                                   PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
J. David Griswold       Vice President     Until successor        - Director, Global Regulatory Policy and Assistant Secretary,
909 A Street            and Secretary      is chosen and            Frank Russell Company
Tacoma, WA 98402        since 1994         qualified by
                                           Trustees               - Assistant Secretary and Associate General Counsel, Frank Russell
Age 45                                                              Investment Management Company, Frank Russell Capital Inc. and
                                                                    Frank Russell Investments (Delaware), Inc.;

                                                                  - Assistant Secretary and Associate General Counsel,
                                                                    Russell Fund Distributors, Inc.

                                                                  - Director, Secretary and Associate General Counsel,
                                                                    Frank Russell Securities, Inc.;

                                                                  - Secretary, Frank Russell Canada Limited/Limitee.


Mark E. Swanson         Treasurer and      Until successor        - Director - Funds Administration, Frank Russell Investment
909 A Street            Chief              is chosen and            Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402        Accounting         qualified by
                        Officer            Trustees               - Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                  since 2000                                  Company and Russell Insurance Funds.

SSgA INTERMEDIATE FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal
      Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management,
   Inc. One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

INTERMEDIATE MUNICIPAL BOND FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                        INTERMEDIATE MUNICIPAL BOND FUND

                                  Annual Report
                                August 31, 2002

                                Table of Contents

                                                                  Page

Chairman's Letter                                                   3

Portfolio Management Discussion and Analysis                        4

Report of Independent Accountants                                   6

Financial Statements                                                7

Financial Highlights                                                16

Notes to Financial Statements                                       17

Tax Information                                                     22

Disclosure of Information About Fund Trustees                       23

Fund Management and Service Providers                               27

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA INTERMEDIATE MUNICIPAL BOND FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Intermediate Municipal Bond Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/Timothy B. Harbert                             /s/Agustin J. Fleites
Timothy B. Harbert                                Agustin J. Fleites
State Street Global Advisors                      SSgA Funds Management, Inc.
Chairman and Chief Executive Officer              President

SSgA INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: To provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities.

INVESTS IN: Investment grade municipal debt instruments including: municipal securities, industrial development and private activity bonds and municipal leases.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different municipal debt instruments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31


                      SSgA
DATES    INTERMEDIATE MUNICIPAL BOND FUND        LEHMAN BROTHERS 1-10 YEAR BLEND**
    *              $10,000                                $10,000
 2000              $10,310                                $10,412
 2001              $11,244                                $11,327
 2002              $11,900                                $12,039
Total              $43,454                                $43,778

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2002, the Fund had a total return of 5.84%, versus the Lehman 1-10 Year Blend Index, which returned 6.33%. The Fund's performance includes operating expenses of 65 basis points, whereas Index returns do not include expenses of any kind.

The past year has been difficult to navigate, as the tragedy of September 11th created a host of new economic and emotional obstacles to overcome. Municipal bonds exhibited much greater volatility of returns over the period than ever before. Total returns (as exhibited by the Lehman 1-10 Year Index) fluctuated dramatically month-by-month. For example, February 2002 to March 2002 saw a swing of 294 basis points (+1.10 for February and -1.84 for March).

Municipal bonds performed well versus other fixed income asset classes. Demand remained very high as investors reallocated from equities into higher-quality, less volatile areas of fixed income. In addition, quality has remained high in

SSgA INTERMEDIATE MUNICIPAL BOND FUND

          PERIOD ENDED        GROWTH OF     TOTAL
          08/31/02            $10,000       RETURN+
          ------------  ---------------   ---------
1 Year                  $     10,583        5.84%
Inception               $     11,900        8.04%+

LEHMAN BROTHERS 1-10 YEAR BLEND

          PERIOD ENDED        GROWTH OF     TOTAL
          08/31/02            $10,000       RETURN+
          ------------  ---------------   ---------
1 Year                  $     10,633        6.33%
Inception               $     12,039        8.60%+

SEE RELATED NOTES ON FOLLOWING PAGE.

SSgA INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

municipals versus other fixed income products, enhancing the desirability of owning this area of the market. Also, after-tax returns on municipals are very high, increasing the demand for this asset class. Overall, longer-term bonds, higher durations, and lower quality bonds outperformed. Lower quality bonds outperformed the high quality issues as the continual demand for bonds has driven the yield spreads tighter and the lower quality debt had more "room" to tighten. During the fiscal year, the best performing area of the intermediate yield curve was the 6-8 year (+6.86%), where the Fund was overweight 32.2% versus 18.8% for the benchmark, followed by 8-12 year (+6.77%) and 4-6 year (+6.69%), where the Fund had underweights. Maturities shorter than 4 years dramatically underperformed maturities longer than 4 years on a one year basis ending August 31, 2002. For example, the return for the 1-2 year maturity area (as exhibited by the Lehman 1-Year Index) returned 4.20% versus 5.71% for the 2-4 year area (as demonstrated by the Lehman 3-Year Index).

MARKET AND PORTFOLIO HIGHLIGHTS

Due to the uncertainty of the timing of an improvement in the economy, the Manager's portfolio strategy moved to take a more defensive posture. The Manager's approach was to reduce exposure to general obligation bonds from 42.7% to 34.5% where decreased revenues have reduced the financial flexibility of these municipalities. At the same time, the Manager added to issues collateralized by US Treasury/Agency securities (from 17.8% to 20.9%) to increase quality and slightly increased the transportation sector by 2.1% as the Manager felt that this sector was liquid and essential. This posture proved to be premature, as rates continued to decline and demand was consistent across all sectors. Exposure was reduced in general obligation bonds (to 34.5% from 42.7%) while increases were made to transportation issues and US Treasury-backed issues (to 20.9% from 17.8%). The lingering effects of September 11th, corporate malfeasance, and general economic malaise severely impacted some sectors of the economy, while the municipal sector did not immediately feel the effect.

However, as corporate credit issues were slowing down around mid-year, state and local municipalities began to experience dramatic revenue reductions due to decreased tax revenues and lower employment. Therefore, the Manager feels that credit conditions are deteriorating and that purchasing high quality bonds should be a better strategy during the year. As the US economy moves into an economic cycle where rates begin to rise, higher quality bonds will be more defensive. The Manager has worked to increase credit quality and reduce exposure in sectors that may continue to feel the cumulative affect of financial burdens.


TOP TEN ISSUERS
(AS A PERCENT OF TOTAL INVESTMENTS)      AUGUST 31,2002

Federated Investors Prime Cash
Obligation Fund                                 4.7%
Grand River Dam Authority Revenue Bonds         4.6
District of Columbia General
Obligation Unlimited                            4.5
Missouri State Environmental Improvement
& Energy Resources Authority Revenue Bonds      3.5
Florida Intergovernmental Finance Commission
Revenue Bonds                                   3.3
Massachusetts State General Obligation Limited  3.2
Greenville County School District
Revenue Bonds                                   3.0
Massachusetts Development Finance Agency
Revenue Bonds                                   2.9
Milwaukee Metropolitan Sewerage District
General Obligation Unlimited                    2.9
Honolulu City & County Hawaii General
Obligation Unlimited                            2.6

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The Intermediate Municipal Bond Fund commenced operations on June 1, 2000. Index comparisons also began June 1, 2000.
** The Lehman Brothers 1-10 Year Blend Index includes bonds in the Lehman Municipal Indexes with effective maturities of 1-12 years.
+    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

High-income investors may be subject to the alternative minimum tax. Income may be subject to state and local taxes. Capital gains, if any, are taxable for federal and, in most cases, state purposes.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Intermediate Municipal Bond Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended, and the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period June 1, 2000 (commencement of operations) to August 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2002

SSgA
INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                                                            PRINCIPAL                       MARKET
                                                                            AMOUNT              DATE        VALUE
                                                                            (000)       RATE    OF          (000)
                                                                              $           %     MATURITY      $
                                                                            ---------   -----   --------   -------
MUNICIPAL BONDS - 93.4%
ALABAMA - 1.0%
Alabama Water Pollution Control Authority Revenue Bonds (u)                 175         4.750   08/15/09    191
                                                                                                           ----
ARIZONA - 1.5%
Salt River Project Agricultural Improvement & Power District Revenue Bonds,
Series A                                                                    250         6.000   01/01/05    273
                                                                                                           ----
CALIFORNIA - 1.5%
Los Angeles California Revenue Bonds, Series 1 (u)                          250         5.250   07/01/10    284
                                                                                                           ----
COLORADO - 1.5%
University of Colorado Revenue Bonds, Series A                              250         5.000   06/01/05    270
                                                                                                           ----
CONNECTICUT - 3.0%
Connecticut State Health & Educational Facilities Authority Revenue Bonds,
Series D                                                                    250         4.750   07/01/10    271
Waterbury Connecticut General Obligation Unlimited, Series A (u)            250         5.000   04/01/12    276
                                                                                                           ----
                                                                                                            547
                                                                                                           ----
DISTRICT OF COLUMBIA - 4.5%
District of Columbia General Obligation Unlimited, Series B (u)             250         5.500   06/01/10    281
District of Columbia General Obligation Unlimited, Series B
(pre-refunded 06/01/2004)(u)(ae)                                            500         6.000   06/01/10    547
                                                                                                           ----
                                                                                                            828
                                                                                                           ----
FLORIDA - 4.7%
Florida Intergovernmental Finance Commission Revenue Bonds, Series A        550         5.000   05/01/11    604
Pinellas County Florida Revenue Bonds (u)                                   250         5.125   10/01/04    267
                                                                                                           ----
                                                                                                            871
                                                                                                           ----
GEORGIA - 1.4%
Georgia Municipal Electric Authority Revenue Bonds, Series C                125         5.550   01/01/07    138
Georgia Municipal Electric Authority Revenue Bonds, Series C                100         5.600   01/01/08    111
                                                                                                           ----
                                                                                                            249
                                                                                                           ----


                                                                           PRINCIPAL                        MARKET
                                                                           AMOUNT               DATE        VALUE
                                                                           (000)        RATE    OF          (000)
                                                                             $            %     MATURITY       $
                                                                           ---------    -----   ---------   --------
HAWAII - 4.1%
Hawaii State General Obligation Unlimited, Series CY (u)                   250          5.250   02/01/08    277
Honolulu City & County Hawaii General Obligation Unlimited, Series A (u)   410          6.000   11/01/09    482
                                                                                                           ----
                                                                                                            759
                                                                                                           ----
ILLINOIS - 2.9%
Illinois State General Obligation Unlimited
(pre-refunded 08/01/2003)(ae)                                               250          5.500   08/01/13   264
Metropolitan Pier & Exposition Authority Revenue Bonds
(pre-refunded 06/15/2003)(ae)                                               250          6.500   06/15/22   265
                                                                                                           ----
                                                                                                            529
                                                                                                           ----
IOWA - 1.5%
Cedar Rapids Iowa General Obligation Unlimited                              245          5.000   06/01/08   270
                                                                                                           ----
KANSAS - 1.1%
Kansas Development Finance Authority Revenue Bonds                          180          5.500   05/01/17   203
                                                                                                            ---
MARYLAND - 1.7%
Montgomery County Housing Opportunities Commission Housing Revenue
Revenue Bonds, Series B                                                     305          5.200   07/01/04   321
                                                                                                           ----
MASSACHUSETTS - 8.3%
Massachusetts Development Finance Agency Revenue Bonds, Series C            500          5.750   08/01/05   542
Massachusetts Health & Educational Facilities Authority Revenue Bonds,
Series A                                                                    250          5.250   07/01/05   260
Massachusetts Health & Educational Facilities Authority Revenue Bonds,
Series K                                                                    125          5.375   07/01/17   141
Massachusetts State General Obligation Limited, Series B
(pre-refunded 08/01/2004)(ae)                                               530          6.000   08/01/14   585
                                                                                                           ----
                                                                                                          1,528
                                                                                                           ----
MICHIGAN - 1.4%
Michigan State Hospital Finance Authority Revenue Bonds
(pre-refunded 11/01/2004)(E)(ae)                                            250          4.800   11/01/17   263
                                                                                                           ----
MINNESOTA - 1.5%
University of Minnesota Revenue Bonds, Series A                             250          5.500   07/01/06   278
                                                                                                           ----


                                                                             PRINCIPAL                      MARKET
                                                                             AMOUNT             DATE        VALUE
                                                                             (000)      RATE    OF          (000)
                                                                               $          %     MATURITY      $
                                                                           ---------    -----   ---------   --------
MISSOURI - 3.5%
Missouri State Environmental Improvement & Energy Resources Authority
Revenue Bonds, Series B                                                      350        5.250   07/01/09    392
Missouri State Environmental Improvement & Energy Resources Authority
Revenue Bonds, Series B                                                      225        5.500   07/01/10    256
                                                                                                           ----
                                                                                                            648
                                                                                                           ----
NEVADA - 1.8%
Nevada State General Obligation Limited, Series B                            300        5.000   03/01/13    326
                                                                                                           ----
NEW MEXICO - 1.4%
Albuquerque New Mexico General Obligation Unlimited, Series C                250        4.500   07/01/10    266
                                                                                                           ----
NEW YORK - 4.9%
Metropolitan Transportation Authority Revenue Bonds, Series A                250        5.000   01/01/09    273
New York New York General Obligation Unlimited, Series F                     300        5.000   08/01/07    324
New York State Dormitory Authority Revenue Bonds, Series G (u)               275        5.250   08/15/09    307
                                                                                                           ----
                                                                                                            904
                                                                                                           ----
NORTH CAROLINA - 1.5%
Mecklenburg County North Carolina General Obligation Unlimited, Series B     250        4.400   02/01/08    268
                                                                                                           ----
OHIO - 7.3%
Cincinnati Ohio General Obligation Unlimited                                 400        5.125   12/01/05    438
Columbus Ohio General Obligation Unlimited, Series 1                         250        5.500   11/15/13    282
Ohio State General Obligation Unlimited, Series A                            300        5.750   06/15/10    341
University Of Cincinnati Revenue Bonds, Series A (u)                         250        5.500   06/01/11    285
                                                                                                           ----
                                                                                                          1,346
                                                                                                           ----
OKLAHOMA - 6.7%
Grand River Dam Authority Revenue Bonds (u)                                  500        6.000   06/01/07    574
Grand River Dam Authority Revenue Bonds, Series A (u)                        250        5.000   06/01/12    274
Oklahoma City Oklahoma General Obligation Unlimited, semi-annual demand      360        5.000   07/01/10    392
                                                                                                           ----
                                                                                                          1,240
                                                                                                           ----
OREGON - 1.2%
Oregon State Department of Administrative Services Certificate of
Participation,
Series B (u)                                                                 195        5.250   05/01/10    218
                                                                                                           ----

                                                                                PRINCIPAL                       MARKET
                                                                                AMOUNT              DATE        VALUE
                                                                                (000)       RATE    OF          (000)
                                                                                  $           %     MATURITY      $
                                                                               ---------    -----   ---------   -----
SOUTH CAROLINA - 5.4%
Greenville County School District Revenue Bonds                                 250         5.250   12/01/11    274
Greenville County School District Revenue Bonds                                 250         5.500   12/01/13    278
South Carolina State General Obligation Unlimited, Series A                     250         5.000   10/01/08    278
South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A (u)   150         5.500   10/01/07    170
                                                                                                               ----
                                                                                                              1,000
                                                                                                               ----
TENNESSEE - 3.4%
Metropolitan Government Nashville & Davidson County Tennessee General
Obligation Unlimited                                                            200         5.000   11/15/09    222
Shelby County Tennessee General Obligation Unlimited, Series A
(pre-refunded 06/01/2006)(ae)                                                   360          5.875   06/01/19   405
                                                                                                               ----
                                                                                                                627
                                                                                                               ----
TEXAS - 6.0%
Aldine Independent School District General Obligation Unlimited                 250         5.000   02/15/09    273
Carroll Independent School District General Obligation Unlimited                235         5.000   02/15/08    257
Dallas Area Rapid Transit Revenue Bonds (u)                                     225         5.500   12/01/10    255
San Antonio Texas Revenue Bonds, Series 2000                                     45         5.800   02/01/06     50
San Antonio Texas Revenue Bonds, Series A (u)                                   250         5.250   05/15/10    277
                                                                                                               ----
                                                                                                              1,112
                                                                                                               ----
UTAH - 3.0%
Salt Lake County Municipal Building Authority Revenue Bonds, Series A           250         5.000   10/01/08    275
Utah State General Obligation Unlimited, Series B                               250         5.375   07/01/09    282
                                                                                                               ----
                                                                                                                557
                                                                                                               ----
VERMONT - 1.2%
Burlington Vermont Revenue Bonds, Series A (u)                                  195         5.250   07/01/09    218
                                                                                                               ----
WASHINGTON - 1.6%
King County Washington General Obligation Unlimited, semi-annual demand         300         4.000   10/01/06    300
                                                                                                               ----
WISCONSIN - 2.9%
Milwaukee Metropolitan Sewerage District General Obligation Unlimited,
Series A                                                                        500         6.125   10/01/03    525
                                                                                                               ----
TOTAL MUNICIPAL BONDS
(cost $16,383)                                                                                               17,219
                                                                                                               ----


                                                                                      MARKET
                                                                         NUMBER       VALUE
                                                                         OF           (000)
                                                                         SHARES       $
                                                                         ---------  --------
SHORT-TERM INVESTMENTS - 6.3%
AIM Tax Free Cash Reserve Money Market                                   295             295
Federated Investors Prime Cash Obligation Fund                           859             859
                                                                                    --------
TOTAL SHORT-TERM INVESTMENTS
(cost $1,154)                                                                          1,154
                                                                                    --------
TOTAL INVESTMENTS - 99.7%
(identified cost $17,537)                                                             18,373

OTHER ASSETS AND LIABILITIES, NET - 0.3%                                                  55
                                                                                    --------
                                                                                      18,428
                                                                                    ========
NET ASSETS - 100.0%

(E)  Adjustable or floating rate security.
(u)  Bond is insured by a guarantor.
(ae) Pre-refunded: These bonds are collateralized by US Treasury Securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.

See accompanying notes which are an integral part of the financial statements.

QUALITY RATINGS AS A % OF VALUE (Unaudited)**
AAA/Aaa                                                55%
AA/Aa                                                  32
A                                                      12
BBB/Baa                                                 1
                                                     ----
                                                      100%
                                                     ====
ECONOMIC SECTOR EMPHASIS AS A % OF VALUE (Unaudited)
General Obligation                                     34%
ETM/PR                                                 21
Education Revenue                                       7
Electricity & Power Revenue                             7
Utility Revenue                                         7
Hospital Revenue                                        6
State and Community Lease                               6
Cash Equivalents                                        4
Transportation Revenue                                  4
Housing Revenue                                         2
Resource Recovery Revenue                               2
                                                     ----
                                                      100%
                                                     ====

** The Moody's or Standard & Poor's ratings available at August 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, the undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at August 31, 2002. Ratings are not covered by the Report of independent accountants.

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)
                                                                 AUGUST 31, 2002

ASSETS

Investments at market (identified cost $17,537)                                      $    18,373
Receivables:
Dividends and interest                                                                       201
From Advisor                                                                                  53
Prepaid expenses                                                                               8
                                                                                     -----------
Total assets                                                                              18,635

LIABILITIES
Payables:

Investments purchased                                               $      173
Accrued fees to affiliates                                                   9
Other accrued expenses                                                      25
                                                                    ----------
Total liabilities                                                                            207
                                                                                     -----------
NET ASSETS                                                                           $    18,428
                                                                                     ===========
NET ASSETS CONSIST OF:

Undistributed net investment income                                                  $       146
Accumulated net realized gain (loss)                                                          77
Unrealized appreciation (depreciation) on investments                                        836
Shares of beneficial interest                                                                  2
Additional paid-in capital                                                                17,367
                                                                                     -----------
NET ASSETS                                                                           $    18,428
                                                                                     ===========
NET ASSET VALUE, offering and redemption price per share:
($18,427,969 divided by 1,704,671 shares of $.001 par value
shares of beneficial interest outstanding)                                           $     10.81
                                                                                     ===========

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS
Amounts in thousands

                                       FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME

Interest                                                                                               $      617
Dividends                                                                                                      10
                                                                                                       ----------
Total investment income                                                                                       627

EXPENSES

Advisory fees                                                                         $      46
Administrative fees                                                                          36
Custodian fees                                                                               19
Distribution fees                                                                             9
Transfer agent fees                                                                          28
Professional fees                                                                            20
Registration fees                                                                            46
Shareholder servicing fees                                                                    4
Trustees' fees                                                                               10
Miscellaneous                                                                                12
                                                                                       ---------
Expenses before reductions                                                                  230
Expense reductions                                                                         (131)
                                                                                       ---------
Expenses, net                                                                                                  99
                                                                                                       ----------
Net investment income (loss)                                                                                  528
                                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                                       145
Net change in unrealized appreciation (depreciation) on investments                                           268
                                                                                                       ----------
Net realized and unrealized gain (loss)                                                                       413
                                                                                                       ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                  $      941
                                                                                                       ==========

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands

                                           FOR THE FISCAL YEARS ENDED AUGUST 31,


                                                                                     2002             2001
                                                                                ---------         --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)                                                     $    528          $   394
Net realized gain (loss)                                                              145              118
Net change in unrealized appreciation                                                 268              390
(depreciation)
                                                                                ---------         --------
Net increase (decrease) in net assets from operations                                 941              902
                                                                                ---------         --------
DISTRIBUTIONS
From net investment income                                                           (494)            (427)
From net realized gain                                                               (138)            (60)
                                                                                ---------         --------
Net decrease in net assets from distributions                                        (632)            (487)
                                                                                ---------         --------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions                       4,009            3,054
                                                                                ---------         --------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                         4,318            3,469
NET ASSETS
Beginning of period                                                                14,110           10,641
End of period (including undistributed net investment income of                  -----------       ----------
$146 and $76, respectively)                                                     $  18,428       $   14,110
                                                                                 ===========       ==========

See accompanying notes which are an integral part of the financial statements.

SSgA
INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                      FISCAL YEARS ENDED AUGUST 31,
                                                                                     -------------------------------
                                                                                        2002        2001      2000*
                                                                                     --------    --------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $ 10.68    $  10.31   $ 10.00
                                                                                     --------    --------   -------
INCOME FROM OPERATIONS
Net investment income (loss)(a)                                                          .37         .41       .11
Net realized and unrealized gain (loss)                                                  .23         .49       .20
                                                                                     --------    --------   -------
Total income from operations                                                             .60         .90       .31
                                                                                     --------    --------   -------
DISTRIBUTIONS
From net investment income                                                              (.36)       (.47)       --
From net realized gain                                                                  (.11)       (.06)       --
                                                                                     --------    --------   -------
Total distributions                                                                     (.47)       (.53)       --
                                                                                     --------    --------   -------
NET ASSET VALUE, END OF PERIOD                                                       $ 10.81    $  10.68   $ 10.31
                                                                                     ========    ========   =======
TOTAL RETURN (%)(b)                                                                     5.84        9.06      3.10

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)                                              18,428      14,110    10,641
Ratios to average net assets (%)(c):

Operating expenses, net (d)                                                              .65         .65       .65
Operating expenses, gross (d)                                                           1.51        1.67      1.68
Net investment income                                                                   3.46        3.87      4.21

Portfolio turnover rate (%)                                                            46.08      135.85    212.18


*    For the period June 1, 2000 (commencement of operations) to August 31,
     2000.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for the period ended August 31, 2000 are annualized.
(d)  See Note 4 for current period amounts.


See accompanying notes which are an integral part of the financial statements.

SSgA
INTERMEDIATE MUNICIPAL BOND FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 2002

1. ORGANIZATION

   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Intermediate Municipal Bond Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Investments in other mutual funds are valued at the net asset value per share.

   Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income from tax-free money market funds is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short-and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date.
   Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investment in certain fixed income securities purchased at a discount and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   COMPONENTS OF DISTRIBUTABLE EARNINGS:

   As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

   Cost of Investments for Tax Purposes                          $   17,536,930
   Gross Tax Unrealized Appreciation                                    836,580
   Gross Tax Unrealized Depreciation                                       (350)
                                                                 --------------
   Net Tax Unrealized Appreciation (Depreciation)                $      836,230
                                                                 ==============
   Undistributed Ordinary Income                                 $      183,462
   Undistributed Long-Term Gains
   (Capital Loss Carryforward)                                   $       39,375

   TAX COMPOSITION OF DISTRIBUTIONS:
   Ordinary Income                                               $      572,704
   Long-Term Capital Gains                                       $       58,978
   Tax Return of Capital                                         $           --

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES TRANSACTIONS

   INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding short-term investments, aggregated to $9,840,388 and $6,747,038, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund.

   All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, there were no outstanding securities on loan and no income earned during the period.

4. RELATED PARTIES

   ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State
   Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. The Adviser has agreed to reimburse the Fund for all expenses in excess of .65% of average daily net assets on an annual basis. The total amount of the reimbursement for the period ended
   August 31, 2002, was $130,614. As of August 31, 2002, Adviser fee payable has been netted against the receivable due from the Adviser for reimbursed expenses in excess of the expense cap. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $43 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $3,822 and $51 by State Street and CitiStreet, respectively. The Funds did not incur any expenses from Global Markets, Fiduciary Investors Services and High Net Worth Services during this period.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

   Administration fees                $     3,375
   Custodian fees                           1,535
   Distribution fees                        1,127
   Shareholder servicing fees                 366
   Transfer agent fees                      1,724
   Trustees' fees                             611
                                      -----------
                                      $     8,738
                                      ===========

   BENEFICIAL INTEREST: As of August 31, 2002, two shareholders (one of which is also an affiliate of the Investment Company) were record owners of approximately 25% and 17%, respectively, of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                          FISCAL YEARS ENDED AUGUST 31,
                                  ------------------------------------------
                                        2002                    2001
                                  ------------------   ---------------------
                                  SHARES    DOLLARS       SHARES     DOLLARS
                                  -------   ---------     -------   --------
Proceeds from shares sold          1,103    $ 11,575       1,345    $ 14,110
Proceeds from reinvestment of
distributions                         45         472          45         462
Payments for shares redeemed        (765)     (8,038)     (1,100)    (11,518)
                                  -------   ---------     -------   --------
Total net increase (decrease)        383    $  4,009         290    $  3,054
                                  =======   =========     =======   ========

6. INTERFUND LENDING PROGRAM

   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

7. DIVIDENDS

   On September 3, 2002, the Board of Trustees declared a dividend of $.0855 from net investment income, payable on September 9, 2002 to shareholders of record on September 4, 2002.

SSgA
INTERMEDIATE MUNCIPAL BOND FUND

                                                                 TAX INFORMATION
                                                     AUGUST 31, 2002 (UNAUDITED)

The Fund paid distributions of $58,978 from net long-term capital gains during its taxable year ended August 31, 2002.

Please consult a tax advisor for questions about federal or state income tax laws.

SSgA
INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson          Trustee              Appointed until    -  Vice Chairman,                        25        Trustee,
909 A Street              since 1988           successor is          Frank Russell Company;                          Frank Russell
Tacoma, WA 98402                               duly elected                                                          Investment
                                               and qualified      -  Chairman of the Board,                          Company Funds
                                                                     Frank Russell Investment                        and Russell
Age 63                                                               Management Company and                          Insurance Funds
                                                                     Frank Russell Trust Company;                    (investment
                          President and        Until successor                                                       companies)
                          Chairman of          is chosen and      -  Chairman of the Board and
                          the Board            qualified by          Chief Executive Officer, Russell
                          since 1988           the Trustees.         Fund Distributors, Inc.; and

                                                                  -  Director, Russell Insurance
                                                                     Agency, Inc., Frank Russell
                                                                     Investments (Ireland) Limited,
                                                                     Frank Russell Investment Company
                                                                     PLC; Frank Russell Investment
                                                                     Company II PLC, Frank Russell
                                                                     Investment Company III PLC,
                                                                     Frank Russell Institutional Funds
                                                                     PLC, Frank Russell Qualifying
                                                                     Investor Fund, and Frank Russell
                                                                     Investments (Cayman) Ltd.

SSgA

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

William L. Marshall       Trustee              Appointed until    -  Chief Executive Officer and           25        None
33 West Court Street      since 1988           successor is          President, Wm. L. Marshall
Doylestown, PA                                 duly elected          Associates, Inc., Wm. L. Marshall
18901                                          and qualified         Companies, Inc. and the
                                                                     Marshall Financial Group
Age 59                                                               (a registered investment advisor
                                                                     and provider of financial and
                                                                     related consulting services);

                                                                  -  Certified Financial Planner and
                                                                     Member, Institute of Certified
                                                                     Financial Planners; and

                                                                  -  Registered Representative for
                                                                     Securities with FSC Securities
                                                                     Corp., Atlanta, Georgia.

Steven J. Mastrovich      Trustee              Appointed until    -  September 2000 to Present,            25        None
522 5th Avenue            since 1988           successor is          Global Head of Structured Real
New York, NY                                   duly elected          Estate, J.P. Morgan Investment
10036                                          and qualified         Management

                                                                  -  January 2000 to September 2000,
Age 45                                                               Managing Director,
                                                                     HSBC Securities (USA) Inc.

                                                                  -  From 1998 to 2000, President,
                                                                     Key Global Capital, Inc.;

                                                                  -  From 1997 to 1998, Partner, Squire,
                                                                     Sanders & Dempsey (law firm);
                                                                     and

                                                                  -  From 1994 to 1997, Partner,
                                                                     Brown, Rudnick, Freed & Gesmer
                                                                     (law firm).

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley          Trustee              Appointed until    -  Partner, Riley, Burke & Donahue,      25        Director -
One Corporate Place       since 1988           successor is          L.L.P. (law firm).                              SSgA Cash
55 Ferncroft Road                              duly elected                                                          Management
Danvers, MA 01923                              and qualified                                                         Fund PLC,
                                                                                                                     State Street
Age 53                                                                                                               Global Advisors
                                                                                                                     Ireland, Ltd.

Richard D. Shirk          Trustee              Appointed until    -  1996 to May 2002, Chairman,           25        None
1180 Brookgate Way        since 1988           successor is          Cerulean Companies, Inc.
N.E.                                           duly elected          (Retired);
Atlanta, GA 30319                              and qualified
                                                                  -  1996 to March 2001, President and
                                                                     CEO, Cerulean Companies, Inc.;
Age 56
                                                                  -  1992 to March 2001, President
                                                                     and Chief Executive Officer, Blue
                                                                     Cross/Blue Shield of Georgia;

                                                                  -  1993 to November 2001, Chairman
                                                                     and Board Member, Georgia Caring
                                                                     for Children Foundation (private
                                                                     foundation); and

                                                                  -  1998 to Present, Board Member,
                                                                     Healthcare Georgia Foundation
                                                                     (private foundation)

Bruce D. Taber            Trustee              Appointed until    -  Consultant, Computer Simulation,      25        Director -
26 Round Top Road         since 1991           successor is          General Electric Industrial Control             SSgA Cash
Boxford, MA 01921                              duly elected          Systems.                                        Management
                                               and qualified                                                         Fund PLC,
Age 59                                                                                                               State Street
                                                                                                                     Global Advisors
                                                                                                                     Ireland, Ltd.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN     DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd             Trustee              Appointed until    -  Chairman, President and CEO,          25        Director -
150 Domorah Drive         since 1988           successor is          A.M. Todd Group, Inc.; and                      SSgA Cash
Montgomeryville,                               duly elected                                                          Management
PA 18936                                       and qualified      -  President and CEO, Zink & Triest                Fund PLC,
                                                                     Co., Inc. (dealer in vanilla flavor             State Street
Age 55                                                               materials).                                     Global Advisors
                                                                                                                     Ireland, Ltd.


                          POSITION(S) HELD
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)
ADDRESS,                      LENGTH OF             OF                        DURING THE
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold         Vice President       Until successor    -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street              and Secretary        is chosen and         Frank Russell Company
Tacoma, WA 98402          since 1994           qualified by
                                               Trustees           -  Assistant Secretary and Associate General Counsel, Frank
Age 45                                                               Russell Investment Management Company, Frank Russell Capital
                                                                     Inc. and Frank Russell Investments (Delaware), Inc.;

                                                                  -  Assistant Secretary and Associate General Counsel,
                                                                     Russell Fund Distributors, Inc.

                                                                  -  Director, Secretary and Associate General Counsel,
                                                                     Frank Russell Securities, Inc.;

                                                                  -  Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson           Treasurer and        Until successor    -  Director - Funds Administration, Frank Russell Investment
909 A Street              Chief                is chosen and         Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402          Accounting           qualified by
                          Officer              Trustees           -  Treasurer and Chief Accounting Officer, Frank Russell
Age 38                    since 2000                                 Investment Company and Russell Insurance Funds.

SSgA INTERMEDIATE MUNICIPAL BOND FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
Lynn L. Anderson, Chairman
William L. Marshall
Steven J. Mastrovich
Patrick J. Riley
Richard D. Shirk
Bruce D. Taber
Henry W. Todd

OFFICERS
Lynn L. Anderson, President and CEO
Mark E. Swanson, Treasurer and Principal Accounting Officer
J. David Griswold, Vice President and Secretary
Deedra S. Walkey, Assistant Secretary
Ross E. Erickson, Assistant Treasurer
David J. Craig, Assistant Treasurer
Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
SSgA Funds Management, Inc.
One International Place, 27th Floor
Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF
SHAREHOLDER INQUIRIES
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
(800) 647-7327

DISTRIBUTOR
State Street Global Markets, LLC
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

EMERGING MARKETS FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                             EMERGING MARKETS FUND

                                  Annual Report
                                August 31, 2002

                                Table of Contents

                                                                            Page

Chairman's Letter                                                              3

Portfolio Management Discussion and Analysis                                   4

Report of Independent Accountants                                              6

Financial Statements                                                           7

Financial Highlights                                                          20

Notes to Financial Statements                                                 21

Tax Information                                                               28

Disclosure of Information About Fund Trustees                                 29

Fund Management and Service Providers                                         33


"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. INVESTMENTS IN EMERGING OR DEVELOPING MARKETS INVOLVE EXPOSURE TO ECONOMIC STRUCTURES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY THAN THOSE OF MORE DEVELOPED COUNTRIES. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA EMERGING MARKETS FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Emerging Markets Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                        /s/ Agustin J. Fleites

Timothy B. Harbert                            Agustin J. Fleites
State Street Global Advisors                  SSgA Funds Management, Inc.
Chairman and Chief Executive Officer          President

SSgA EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize total return primarily through capital appreciation.

INVESTS IN: Equity securities of foreign issuers domiciled, or having a substantial portion of their business, in countries having a developing economy or securities market.

STRATEGY: The Fund invests in securities of issuers located in emerging market countries with prospects for sustained macroeconomic growth. Through the use of proprietary evaluation models, the Fund seeks to outperform the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index while investing primarily in countries comprising the Index.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

DATES         EMERGING MARKETS FUND       MSCI EMERGING MARKETS FREE
    *                $ 10,000                     $10,000
 1994                $ 11,450                     $10,703
 1995                $ 10,387                     $ 8,950
 1996                $ 11,201                     $ 9,291
 1997                $ 12,895                     $ 9,717
 1998                $  7,045                     $ 4,901
 1999                $ 11,724                     $ 8,444
 2000                $ 13,019                     $ 8,976
 2001                $  9,583                     $ 6,479
 2002                $ 10,010                     $ 6,639
Total                $107,314                     $84,100

PERFORMANCE REVIEW

For the fiscal year ended August 31, 2002, the SSgA Emerging Markets Fund gained 4.45%. This compared favorably to the Morgan Stanley Capital Incorporated Emerging Markets Free (MSCI EMF) Index, which gained 2.47% during the same period. The Fund's performance includes 125 basis points of operating expenses, whereas the Index returns do not include expenses of any kind.

Emerging Market equities continued to outperform their developed market counterparts during the period as the MSCI EMF index outperformed the S&P 500(R) by 21% and the Morgan Stanley Capital International Europe, Africa, Far East (MSCI EAFE) Index by 17%.

MARKET AND PORTFOLIO HIGHLIGHTS

The Fund benefited from positive country selection during the year. In North Asia, the Korean market rose nearly 60% as strong consumer demand and favorable liquidity conditions drove stock prices. The Fund was overweight to Korea relative to the Index for most of the year, resulting in a position that

SSgA EMERGING MARKETS FUND


        PERIOD ENDED               GROWTH OF        TOTAL
          08/31/02                  $10,000         RETURN
---------------------------      --------------    --------
1 Year                           $   10,445         4.45%
5 Years                          $    7,763        (4.94)%+
Inception                        $   10,010         0.01%+

MSCI EMERGING MARKETS FREE INDEX


        PERIOD ENDED               GROWTH OF        TOTAL
          08/31/02                  $10,000         RETURN
---------------------------      --------------    --------
1 Year                           $   10,247          2.47%
5 Years                          $    6,832         (7.34)%+
Inception                        $    6,639         (4.71)%+

SEE RELATED NOTES ON FOLLOWING PAGE.

added more than 90 basis points of outperformance. By contrast, Taiwan registered a zero return for the year. Continuing fears about the timing and magnitude of global technology spending helped to depress Taiwanese stock prices. Another concern was the fact that most Taiwan technology companies have issued large amounts of stock-based employee compensation (options) without showing this compensation as a liability on their balance sheets. An underweight to Taiwan helped performance during the year adding approximately 20 basis points to Fund results.

In South Asia, the Fund maintained overweights in most South East Asian markets for most of the fiscal year. During this period Thailand was up 26% and Indonesia and Malaysia were both up 10%. The Fund gained more than 30 basis points of outperformance from these positions. Continued recovery from the Asian crisis (which involved the collapse of several regional currencies), increased capital inflows due to export surpluses, and increased lending provided fuel for increases in consumer spending.

India was a disappointment during the year as the market lost 4%. The Fund maintained a market weight comparable to the Index in India during the year. Setbacks to the Indian government's intention to sell its interest in major energy companies to private investors coupled with lackluster economic growth kept most foreign investors out of India.

The Fund maintained an underweight position to Israel during the year as the MSCI Israel Index fell 31%. In December the Fund exited Israeli domestic stocks altogether as violence from the Israeli-Palestinian conflict picked up.

In Eastern Europe, the Fund was aided by more than 100 basis points of outperformance from overweight positions in Russia, the Czech Republic and Hungary. Russia's outperformance can be attributed largely to the dramatic increase in oil prices and to progress in corporate governance reforms. The rise in Russian oil stock prices can be partly credited to increased demand from the US as the US economy positions itself for a rebound and the continuing tensions in the Middle East. The oil-dominated MSCI Russia Index was up more than 30% for the period. The Czech Republic was up 64% on the back of the increasing value of the koruna versus the US dollar and the euro. One reason the koruna (and the euro) increased against the dollar is that as the US market declined, foreign investors sold their US stocks and money left the country. Hungary benefited from favorable sentiment arising from the fact that it is lobbying to join the European Union in 2004 and possibly convert to the euro in 2006.

The Fund also benefited from an underweight position to Turkey. While Turkey continues to receive International Monetary Fund assistance and has made substantial progress in structural reforms, its economy remains fragile in light of very high interest rates and political uncertainty.

In Latin America, the Fund's zero weight to Argentina added value. Argentina abandoned its currency peg to the US dollar during the year and defaulted on its debt, causing severe economic difficulties within the country. The Brazilian market fell nearly 23% in the period as represented by the MSCI Brazil Index and the Brazilian real fell sharply due to heightened global risk aversion and uncertainty surrounding the presidential elections scheduled for October 2002. A decision by the Central Bank to change mark-to-market rules (a requirement to value securities on a daily basis) for fixed income investors forced many fixed income funds to sell large positions.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)     AUGUST 31, 2002
Samsung Electronics                          7.1%
Anglo American PLC                           3.1
BankBoston Corp.                             2.6
Citigroup, Inc.                              2.4
China Mobile, Ltd.                           2.2
Kookmin Bank                                 2.1
LUKOIL - ADR                                 1.9
SK Telecom Co., Ltd.                         1.6
POSCO                                        1.6
National Westminster Bank PLC                1.4

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The Fund commenced operations on March 1, 1994. Index comparison also began on March 1, 1994.

** The MSCI Emerging Markets Free Index is a market capitalization weighted
   Index of over 850 stocks traded in 22 world markets.

+  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. These risks can be increased when investing in emerging markets securities. The Prospectus contains further information and details regarding these risks.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Emerging Markets Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


Boston, Massachusetts                         /s/ PricewaterhouseCoopers LLP
October 11, 2002

SSgA
EMERGING MARKETS FUND
STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                                                        MARKET
                                                        NUMBER          VALUE
                                                          OF            (000)
                                                        SHARES            $
                                                     ------------    -----------
COMMON STOCKS - 82.7%
BRAZIL - 2.1%
Banco Bradesco SA - ADR                                    24,062            405
Brasil Telecom Participacoes SA                        62,907,200            283
Brasil Telecom SA                                       1,837,830              6
Centrais Eletricas Brasileiras SA                      57,905,200            426
Centrais Eletricas Brasileiras SA - ADR                    23,999             87
Cia de Bebidas das Americas                             5,575,900            717
Cia de Bebidas das Americas - ADR                          13,459            175
Cia de Concessoes Rodoviarias (AE)                        118,081            369
Cia Paranaense de Energia                              83,773,104            290
Cia Siderurgica Nacional SA - ADR                          27,156            361
Cia Vale do Rio Doce                                       38,400            949
Petroleo Brasileiro SA - Petrobras                        121,668          1,937
Petroleo Brasileiro SA - Petrobras - ADR                   35,165            561
Souza Cruz SA                                              30,044            147
Tele Norte Leste Participacoes SA                     107,950,600            724
Votorantim Celulose e Papel SA - VCP - ADR                 26,042            441
                                                                     -----------
                                                                           7,878
                                                                     -----------

CHINA - 2.1%
Beijing Datang Power Gen. Co., Ltd. Class H             1,290,000            455
China Petroleum & Chemical Corp. Class H                8,659,000          1,321
China Shipping Development Co., Ltd. Class H            2,162,000            438
China Southern Airlines Co., Ltd. Class H               1,416,000            427
Guangshen Railway Co., Ltd. Class H                     2,102,000            388
Huaneng Power International, Inc. Class H               1,086,000            821
Jiangsu Express Class H                                 2,202,000            553
Legend Group, Ltd.                                      1,047,400            389
PetroChina Co., Ltd. Class H                           10,398,000          2,120
Qingling Motors Co. Class H                             1,980,000            211
Sinopec Shanghai Petrochemical Co., Ltd.                1,578,000            208
Tsingtao Brewing Co., Ltd. Class H                        240,000            105
Yanzhou Coal Mining Co., Ltd. Class H                   1,332,000            465
                                                                     -----------
                                                                           7,901
                                                                     -----------

CZECH REPUBLIC - 2.0%
Ceske Energeticke Zavody AS                               675,057          2,083
Cesky Telecom AS                                          213,720          1,923
Komercni Banka AS                                          43,957          2,357
Philip Morris CR AS                                         3,935          1,443
                                                                     -----------
                                                                           7,806
                                                                     -----------

HONG KONG - 3.9%
Beijing Enterprises Holdings, Ltd.                        252,000            255
China Merchants Holdings
International Co., Ltd.                                   338,000            238
China Mobile, Ltd. (AE)                                 3,041,200          8,422
China Overseas Land & Investment                          784,000             79
China Resources Enterprise                                602,000            687
China Travel International
Investment Hong Kong, Ltd.                              1,382,000            234
China Unicom, Ltd. (AE)                                   324,000            239
Citic Pacific, Ltd.                                       604,000          1,382
CNOOC, Ltd.                                             1,082,300          1,506
Cofco International, Ltd.                                 486,000            151
Cosco Pacific, Ltd.                                     1,001,100            687
Shanghai Industrial Holdings, Ltd.                        334,000            531
TCL International Holdings, Ltd. Class D                1,502,000            409
                                                                     -----------
                                                                          14,820
                                                                     -----------

HUNGARY - 2.8%
Danubius Hotel and Spa Rt.                                 13,110            189
Gedeon Richter Rt.                                         13,754            741
Gedeon Richter Rt. - GDR                                   11,251            608
Matav Rt.                                                 893,220          2,967
Mol Magyar Olaj- es Gazipari Rt.                           85,712          1,825

                                                                        MARKET
                                                        NUMBER          VALUE
                                                          OF            (000)
                                                        SHARES            $
                                                     ------------    -----------
Mol Magyar Olaj-es Gazipari Rt. - GDR                      23,920            508
OTP Bank Rt. (AE)                                         464,661          4,110
                                                                     -----------
                                                                          10,948
                                                                     -----------

INDIA - 1.4%
Bharat Petroleum Corp., Ltd.                               31,600            179
Cipla, Ltd.                                                 8,200            159
Dr Reddy's Laboratories, Ltd.                              10,400            192
Hero Honda Motors, Ltd.                                    19,400            108
Hindustan Lever, Ltd.                                     220,800            850
Hindalco Industries, Ltd.                                   7,000             86
Hindustan Petroleum Corp.                                  60,300            341
Housing Development Finance Corp.                          18,600            225
InfoSystem Technologies, Ltd.                              11,800            881
ITC, Ltd.                                                  23,500            339
Mahanagar Telephone Nigam                                  62,200            168
Reliance Industries, Ltd.                                 176,400            929
Reliance Petroleum, Ltd.                                  575,300            266
Satyam Computer Services, Ltd.                             78,300            389
State Bank of Industriesia, Ltd. - GDR                     17,440            203
                                                                     -----------
                                                                           5,315
                                                                     -----------

INDONESIA - 2.0%
Astra International Tbk PT (AE)                         2,646,878            957
Gudang Garam Tbk PT                                       649,000            619
HM Sampoerna Tbk PT                                     2,908,090          1,273
Industriesofood Sukses Makmur Tbk PT                    7,636,000            798
Industriesonesian Satellite Corp. Tbk PT                  608,000            628
Kalbe Farma Tbk PT                                      3,410,500            139
Ramayana Lestari Sentosa Tbk PT                         1,366,500            482
Telekomunikasi Industriesonesia Tbk PT                  7,140,000          2,923
                                                                     -----------
                                                                           7,819
                                                                     -----------

ISRAEL - 1.6%
Check Point Software Technologies (AE)                     53,781            901
Taro Pharmaceuticals Industries (AE)                       15,345            460
Teva Pharmaceutical Industries                             11,258            736
Teva Pharmaceutical Industries - ADR                       59,479          3,943
                                                                     -----------
                                                                           6,040
                                                                     -----------

MALAYSIA - 6.8%
AMMB Holdings BHD                                         369,000            474
Berjaya Sports Toto BHD                                   207,000            205
British American Tobacco
Malaysia BHD                                               30,000            286
Commerce Asset Holdings BHD Class D                       874,000            892
Gamuda BHD                                                468,000            727
Genting BHD                                               424,000          1,584
Hong Leong Bank BHD                                       479,000            687
Hong Leong Credit BHD                                     346,800            422
IJM Corp. BHD                                             396,000            531
IOI Corp. BHD                                           1,158,000          1,783
Kuala Lumpur Kepong BHD                                   496,000            901
Magnum Corp. BHD                                          446,000            311
Malakoff BHD                                              503,000            559
Malayan Banking BHD                                       873,500          2,011
Malaysia International Shipping Corp. BHD                 486,000            927
Malaysian Airline System BHD (AE)                         522,000            451
Malaysian Pacific Industries                              128,000            505
Maxis Communications BHD (AE)                             473,000            697
Multi-Purpose Holdings BHD (AE)                           453,000            155
Nestle Malaysia BHD                                        12,000             64
New Straits Times Press BHD (AE)                          259,000            371
Oriental Holdings BHD                                     158,000            161
Perusahaan Otomobil Nasional                              330,000            860
Public Bank Berhad (Alien Market)                       1,248,896            927
Resorts World BHD                                         529,000          1,448
RHB Capital BHD                                           666,000            389
Road Builder (M) Holdings BHD                             462,765            676

                                                                        MARKET
                                                        NUMBER          VALUE
                                                          OF            (000)
                                                        SHARES            $
                                                     -------------   -----------
Sime Darby BHD                                           1,694,000         2,274
Star Publications Malaysia BHD                             221,927           356
Tanjong PLC                                                200,000           503
Telekom Malaysia BHD                                       533,000         1,101
Tenaga Nasional BHD                                        344,000           892
UMW Holdings BHD                                           267,000           573
Unisem (M) BHD                                             126,370           328
YTL Corp. BHD                                              779,132           869
                                                                     -----------
                                                                          25,900
                                                                     -----------

MEXICO - 7.2%
Alfa SA de CV Class A (AE)                                 514,262           904
America Movil SA de CV
Class L - ADR                                              114,332         1,583
America Movil SA de CV Series L                          2,386,700         1,676
Cemex SA de CV                                             569,576         2,716
Cemex SA de CV - ADR                                        15,435           363
Coca-Cola Femsa SA - ADR                                    30,335           689
Corp GEO SA de CV Series B (AE)                            184,500           396
Fomento Economico Mexicano SA de CV                         96,900           364
Fomento Economico Mexicano SA de CV - ADR                   22,000           829
Grupo Aeroportuario del Sureste SA de CV - ADR              17,807           215
Grupo Carso SA de CV Series 1 (AE)                          48,000           133
Grupo Continental SA Series *                              163,800           267
Grupo Elektra SA de CV                                     417,700           333
Grupo Financiero Banorte SA de CV Class O (AE)              82,000           199
Grupo Financiero BBVA
Bancomer Class B (AE)                                    2,979,600         2,366
Grupo Mexico SA de CV Series B                             268,000           308
Grupo Modelo SA Series C                                   404,000         1,016
Grupo Televisa SA - ADR (AE)                                56,430         1,791
Grupo Televisa SA Series O (AE)                            230,400           370
Kimberly-Clark de Mexico SA de CV Class A                  175,800           423
Telefonos de Mexico SA de CV - ADR                          96,728         2,866
Telefonos de Mexico SA de CV Series L                    2,874,700         4,269
Tubos de Acero de Mexico SA                                 83,000           151
Tubos de Acero de Mexico SA - ADR                           14,079           127
Wal-Mart de Mexico SA de CV Class V - ADR                   12,916           350
Wal-Mart de Mexico SA de CV Series C                       139,512           331
Wal-Mart de Mexico SA de CV Series V                       902,761         2,448
                                                                     -----------
                                                                          27,483
                                                                     -----------

RUSSIA - 6.1%
Lukoil - ADR                                               113,550         7,229
MMC Norilsk Nickel - ADR                                    56,090         1,064
Mosenergo - ADR                                             79,108           196
OAO Gazprom - ADR                                           35,486           446
OAO Gazprom Class A - ADR (144A)                           167,876         2,109
Rostelecom - ADR                                            39,146           256
Sibneft - ADR                                               21,205           403
Surgutneftegaz - ADR                                       264,136         4,546
Tatneft - ADR                                               22,473           303
Unified Energy System - GDR                                192,373         1,724
Vimpel-Communications - ADR (AE)                             7,375           174
YUKOS - ADR                                                 38,695         5,009
                                                                     -----------
                                                                          23,459
                                                                     -----------

SOUTH AFRICA - 7.0%
African Bank Investments, Ltd.                           1,035,865           567
Anglo American Platinum Corp., Ltd. (AE)                    61,210         2,120
Anglogold, Ltd.                                             28,762         1,341
Barloworld, Ltd.                                           179,800         1,001
FirstRand, Ltd.                                          1,807,886         1,113
Foschini, Ltd.                                             202,125           183
Gold Fields, Ltd.                                          251,600         2,997
Harmony Gold Mining Co., Ltd.                               24,500           346
Impala Platinum Holdings, Ltd.                              29,200         1,483
Imperial Holdings, Ltd.                                    187,492           896

                                                                        MARKET
                                                        NUMBER          VALUE
                                                          OF            (000)
                                                        SHARES            $
                                                     -------------   -----------
Iscor, Ltd.                                              473,463           1,020
Kumba Resources, Ltd.                                     88,555             303
M-Cell, Ltd.                                             473,002             418
Nedcor, Ltd.                                              54,543             544
Pick'n Pay Stores, Ltd.                                  472,250             571
Remgro, Ltd.                                              72,794             484
Sanlam, Ltd.                                           2,673,270           2,090
Sappi, Ltd.                                              144,232           1,743
Sasol, Ltd.                                              393,446           4,342
Standard Bank Group, Ltd.                                814,785           2,213
Tiger Brands, Ltd.                                       111,400             729
Tongaat-Hulett Group, Ltd. Class D                        82,970             385
                                                                     -----------
                                                                          26,889
                                                                     -----------

SOUTH KOREA - 23.7%
Cheil Jedang Corp.                                        17,930             828
Daeduck Electronics Co.                                    2,327              22
Daelim Industrial Co.                                     70,850             899
Hana Bank                                                118,991           1,851
Hyosung Corp.                                             32,626             356
Hyundai Department Store Co., Ltd.                        29,160             812
Hyundai Heavy Industries                                  67,530           1,191
Hyundai Mobis                                             20,830             495
Hyundai Motor Co.                                        160,330           4,535
Hyundai Securities Co.                                   147,990             999
Kookmin Bank                                             172,579           8,069
Korea Electric Power Corp.                               218,700           3,830
Korean Air Co., Ltd.                                     101,895           1,331
KT Corp. - ADR                                           149,825           3,403
KT Freetel (AE)                                           62,329           1,789
Kumgang Korea Chemical Co., Ltd.                           4,610             464
LG Chem, Ltd.                                             48,680           1,762
LG Electronics Investment, Ltd.                            8,665             122
LG Electronics, Inc. (AE)                                 85,445           3,192
LG Investment & Securities Co., Ltd.                     104,020           1,489
Lucky Development Co.                                     42,940             489
NCSoft Corp. (AE)                                          2,459             271
Nong Shim Co., Ltd.                                        5,863             380
POSCO                                                     68,490           6,154
Samsung Corp.                                             53,800             380
Samsung Electro-Mechanics                                 23,670           1,132
Samsung Electronics                                       97,921          26,965
Samsung Fire & Marine Insurance                           36,317           2,493
Samsung Heavy Industries (AE)                             86,902             334
Samsung SDI Co., Ltd.                                     28,820           2,290
Samsung Securities Co., Ltd.                              50,680           1,484
Shinhan Financial Group Co., Ltd.                        177,550           2,496
Shinsegae Co., Ltd.                                        3,957             675
SIndustrieso Ricoh Co., Ltd.                              10,191             481
SK Corp.                                                  61,460             844
SK Telecom Co., Ltd.                                      31,730           6,243
                                                                     -----------
                                                                          90,550
                                                                     -----------

TAIWAN - 6.7%
Accton Technology Corp. (AE)                             218,050             337
Acer Communications &
Multimedia, Inc.                                         418,440             709
Acer, Inc.                                               223,024             225
Advanced Semiconductor
Engineering, Inc. (AE)                                   637,570             363
Ambit MicroSystems Corp.                                 137,160             378
Asustek Computer, Inc.                                   264,122             636
AU Optronics Corp. (AE)                                  221,000             171
AU Optronics Corp.
Class R - ADR (AE)                                        37,789             289
Cathay Financial Holding Co., Ltd.                       764,733             925
China Airlines                                           695,970             237
China Development Financial
Holding Corp. (AE)                                     1,152,560             666
China Steel Corp.                                      1,897,834             881
Chinatrust Financial Holding Co. (AE)                  1,821,638           1,420
Compal Electronics, Inc.                                 650,430             613
D-Link Corp.                                             107,900             109
Delta Electronics, Inc.                                  275,775             382
Evergreen Marine Corp.                                   297,388             119
Far Eastern Textile Co., Ltd.                            568,918             197
First Commercial Bank (AE)                               665,050             400
Formosa Chemicals & Fibre Corp.                          961,943             885
Formosa Plastics Corp.                                   849,776           1,020
Fubon Financial Holding Co., Ltd.                        869,574             772

                                                                        MARKET
                                                        NUMBER          VALUE
                                                          OF            (000)
                                                        SHARES            $
                                                     -------------   -----------
Hon Hai Precision Industry                              342,314            1,299
Inventec Co., Ltd.                                      522,424              378
Lite-On Technology Corp.                                167,280              264
Mosel Vitelic, Inc. (AE)                                577,640              153
Nan Ya Plastic Corp.                                  1,605,937            1,473
Premier Image Technology Corp. (AE)                     108,000              151
President Chain Store Corp.                             313,834              518
Quanta Computer, Inc.                                   330,337              733
Realtek Semiconductor Corp.                              62,600              179
Ritek Corp.                                             375,550              179
Siliconware Precision
Industries Co. (AE)                                     315,000              175
Sinopac Holdings Co. (AE)                             1,926,966              844
Synnex Technology
International Corp.                                     150,700              198
Taiwan Semiconductor
Manufacturing Co., Ltd. (AE)                          2,708,102            3,946
Uni-President Enterprises Co.                           760,200              242
United Microelectronics Corp. (AE)                    2,828,445            2,321
Winbond Electronics Corp. (AE)                          809,510              478
Yageo Corp. (AE)                                        730,689              258
Yulon Motor Co.                                         185,159              139
                                                                     -----------
                                                                          25,662
                                                                     -----------

THAILAND - 2.2%
Advanced Info Service PCL                               706,400              486
Bangkok Bank PCL (AE)                                   792,800            1,184
BEC World PLC                                            87,079              471
Charoen Pokphand                                        206,510               14
Charoen Pokphand Foods PCL                            2,167,300              234
Delta Electronics Thai PCL                              348,800              225
Electricity Generating PCL                              135,192              119
Hana Microelectronics Co., Ltd.                          61,900              110
Land & House Pub Co., Ltd.                              185,800              315
National Finance PCL (AE)                             1,154,300              432
PTT Exploration & Production PCL                        320,740              927
PTT PCL                                                 959,633              864
Shin Corp. PCL (AE)                                     496,300              122
Siam Cement PCL                                          41,600            1,020
Siam City Cement                                         81,519              375
Siam Commercial Bank PCL (AE)                           754,600              470
Siam Makro Co., Ltd.                                    112,751              130
Thai Farmers Bank (AE)                                1,120,300              770
Thai Union Frozen Products PCL                          160,000               63
                                                                     -----------
                                                                           8,331
                                                                     -----------

TURKEY - 0.7%
Ak Enerji Elektrik Uretimi
Otoproduktor Grubu AS (AE)                           24,592,000              127
Akbank TAS (AE)                                      90,803,000              262
Anadolu Efes Biracilik Ve Malt
Sanayii AS (AE)                                      11,919,000              184
Arcelik                                              13,990,000               88
Eregli Demir ve Celik
Fabrikalari TAS (AE)                                 10,565,000              123
Ford Otomotive Sanayii AS (AE)                        9,738,000               88
Hurriyet Gazeteci (AE)                               27,821,000               68
KOC Holding AS                                       17,852,000              178
Migros Turk TAS                                       3,872,000              197
Petrol Ofisi AS                                       6,677,000              102
Sabanci Holding (AE)                                109,727,000              262
Tofas Turk Otomobil Fabrik (AE)                      20,599,000               44
Tupras Turkiye Petrol Rafine                         58,853,000              270
Turkcell Iletisim Hizmetleri AS - ADR (AE)               13,753              182
Turkiye Garanti Bankasi AS (AE)                     195,246,000              197
Turkiye IS Bankasi (AE)                              34,004,000               77
Vestel Elektronik Sanayi (AE)                        90,307,000              166
                                                                     -----------
                                                                           2,615
                                                                     -----------
UNITED KINGDOM - 4.4%
Anglo American PLC                                      945,782           11,967
Old Mutual PLC                                        2,472,300            3,208
SABMiller PLC                                           221,500            1,528
                                                                     -----------
                                                                          16,703
                                                                     -----------
TOTAL COMMON STOCKS
(cost $320,276)                                                          316,119
                                                                     -----------

                                                                        MARKET
                                                        NUMBER          VALUE
                                                          OF            (000)
                                                        SHARES            $
                                                    --------------  ------------
PREFERRED STOCKS - 5.0%
BRAZIL - 4.1%
Aracruz Celulose SA - ADR                                36,139              640
Banco Bradesco SA                                   268,377,248              902
Banco do Brasil SA                                   58,999,512              221
Banco Itau SA                                        24,717,800            1,198
Brasil Telecom Participacoes SA                     116,000,000              675
Brasil Telecom SA                                    62,133,960              242
Centrais Eletricas Brasileiras SA                    78,400,000              563
Cia de Bebidas das Americas                           7,110,500              998
Cia Paranaense de Energia                            58,500,000              208
Cia Siderurgica de Tubarao                           23,900,000              205
Cia Vale do Rio Doce                                     65,865            1,498
Cia Vale do Rio Doce - ADR                               37,730              877
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar                                  14,280,000              221
Empresa Brasileira de
Aeronautica SA                                          123,651              536
Empresa Brasileira de
Aeronautica SA Class R - ADR                             31,537              551
Gerdau SA                                            68,720,096              744
Petroleo Brasileiro SA - Petrobras                      158,650            2,301
Petroleo Brasileiro SA -
Petrobras - ADR                                         101,183            1,464
Tele Centro Oeste Celular
Participacoes SA                                    103,248,304              112
Tele Centro Oeste Celular
Participacoes SA - ADR                                   49,550              156
Tele Norte Leste Participacoes SA                    82,800,000              720
Tele Norte Leste Participacoes SA
Class L - ADR                                            14,178              123
Telemar Norte Leste SA                                1,795,464               24
Telemig Celular Participacoes SA                    505,300,000              470
Uniao de Bancos Brasileiros SA                        6,421,972               77
Uniao de Bancos Brasileiros SA
(Units)                                               2,118,984               52
                                                                     -----------
                                                                          15,778
                                                                     -----------

RUSSIA - 0.2%
Surgutneftegaz - ADR                                     26,894              585
                                                                     -----------

SOUTH KOREA - 0.7%
Hyundai Motor Co.                                         8,270              105
Samsung Electronics                                      18,730            2,571
                                                                     -----------
                                                                           2,676
                                                                     -----------
TOTAL PREFERRED STOCKS
(cost $19,800)                                                            19,039
                                                                     -----------
                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                           $
                                                    --------------
SHORT-TERM INVESTMENTS - 12.1%
UNITED KINGDOM - 1.4%
National Westminster Bank PLC (E)(s)
2.387% due 09/16/02                                       5,410            5,410
                                                                     -----------
UNITED STATES - 10.7%
BankBoston Corp. (E)
2.010% due 07/14/03                                      10,000           10,005
Citigroup, Inc. (E)(s)
1.950% due 07/17/03                                       9,000            9,010
Federated Investors Prime Cash
Obligation Fund (s)                                       4,808            4,808
Fleet National Bank (E)(s)
1.935% due 09/03/02                                       2,000            2,000
JP Morgan Chase & Co. (E)(s)
1.870% due 02/20/03                                       3,000            3,002
JP Morgan Chase & Co. (E)
1.935% due 02/20/03                                       2,000            2,002
Short-Term Investment Co. (s)                             3,005            3,005
US Bancorp/First Bank (E)(s)
2.136% due 03/06/03                                       2,800            2,805
Wells Fargo (E)
1.870% due 10/30/02                                       4,500            4,501
                                                                     -----------
                                                                          41,138
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
(cost $46,558)                                                            46,548
                                                                     -----------

                                                                       MARKET
                                                                       VALUE
                                                                       (000)
                                                                         $
                                                                  --------------
TOTAL INVESTMENTS - 99.8%
(identified cost $386,634)                                               381,706

OTHER ASSETS AND LIABILITIES,
NET - 0.2%                                                                   637
                                                                  --------------
NET ASSETS - 100.0%                                                      382,343
                                                                  ==============

(AE) Nonincome-producing security.

(E) Adjustable or floating rate security.

(a) Currency balances totaling $578,000 were held as collateral in connection with futures contracts purchased (sold).

(s) Held as collateral in connection with futures contracts purchased (sold), options written or swaps entered into by the Fund.

ABBREVIATIONS:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

FOREIGN CURRENCY ABBREVIATIONS:

HKD - Hong Kong dollar
USD - United States dollar

                                                                  UNREALIZED
                                                    NOTIONAL     APPRECIATION
                                                     AMOUNT      (DEPRECIATION)
FUTURES CONTRACTS                                    (000)           (000)
(NUMBER OF CONTRACTS)                                  $               $
                                                 --------------  ---------------
LONG POSITIONS
MSCI Taiwan Index
Futures Contracts
expiration date 09/02 (272)                            5,590               (260)
                                                                 ---------------
Total Unrealized Appreciation
(Depreciation) on Open Futures
Contracts Purchased (a)                                                    (260)
                                                                 ===============



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                              UNREALIZED
                                                             APPRECIATION
      AMOUNT              AMOUNT                            (DEPRECIATION)
       SOLD               BOUGHT        SETTLEMENT              (000)
      (000)               (000)            DATE                    $
----------------      --------------    ----------          --------------
USD        1,554      HKD     12,122     01/22/03                       --
HKD      125,035      USD     15,998     01/22/03                      (33)
HKD       14,382      USD      1,839     01/22/03                       (5)
                                                            --------------
                                                                       (38)
                                                            ==============

See accompanying notes which are an integral part of the financial statements.

                                                                         MARKET
                                                           % OF           VALUE
INDUSTRY DIVERSIFICATION                                    NET           (000)
(UNAUDITED)                                                ASSETS           $
                                                          --------      --------
Consumer Discretionary                                        5.9%        22,583
Consumer Staples                                              3.8         14,414
Energy                                                       11.1         42,358
Financials                                                   18.0         68,847
Health Care                                                   1.8          6,979
Industrials                                                   6.7         25,716
Information Technology                                       13.5         51,755
Materials                                                     9.7         37,116
Miscellaneous                                                 2.1          7,937
Producer Durables                                             0.1            481
Telecommunication Services                                   11.6         44,292
Utilities                                                     3.4         12,680
Short-Term Investments                                       12.1         46,548
                                                          --------      --------
Total Investments                                            99.8        381,706
Other Assets and Liabilities, Net                             0.2            637
                                                          --------      --------
Net Assets                                                  100.0%       382,343
                                                          ========      ========
GEOGRAPHIC DIVERSIFICATION
(UNAUDITED)
Africa                                                        7.0%        26,889
Asia                                                         49.4        188,974
Europe                                                       11.9         45,413
Latin America                                                13.4         51,139
Middle East                                                   1.6          6,041
United Kingdom                                                4.4         16,702
Short-Term Investments                                       12.1         46,548
                                                          --------      --------
Total Investments                                            99.8        381,706
Other Assets and Liabilities, Net                             0.2            637
                                                          --------      --------
Net Assets                                                  100.0%       382,343
                                                          ========      ========

See accompanying notes which are an integral part of the financial statements.

INDEX SWAPS


                                                                                                                     UNREALIZED
                                                              NOTIONAL                                              APPRECIATION
                                                               AMOUNT                                              (DEPRECIATION)
                                             COUNTER           (000)                                 TERMINATION        (000)
    UNDERLYING SECURITY                       PARTY              $            FLOATING RATE              DATE             $
-------------------------------          ----------------    ----------     --------------------     ------------   ---------------
IFC Emerging Markets Investible                                             3 Month USD LIBOR-
Total Return India Index                 Merrill Lynch         3,000        BBA minus 2.75%             10/31/02          129

IFC Emerging Markets Investible                                             3 Month USD LIBOR-
Total Return Mexico Index                Merrill Lynch         2,207        BBA minus 1.25%             09/04/02          (434)

MSCI Emerging Markets
Brazil Gross                                                                3 Month USD LIBOR
Dividend Reinvested                      Morgan Stanley        1,500        BBA minus 3.00%             09/04/03            --

MSCI Emerging Markets
Chile Gross                                                                 3 Month USD LIBOR-
Dividend Reinvested                      Morgan Stanley        2,000        BBA minus 1.65%             11/21/02          (82)

MSCI Emerging Markets
Czech Republic Gross                                                        3 Month USD LIBOR-
Dividend Reinvested                      Morgan Stanley        1,000        BBA minus 2.75%             08/04/03          37

MSCI Emerging Markets
India Gross                                                                 3 Month USD LIBOR-
Dividend Reinvested                      Morgan Stanley        3,260        BBA minus 2.00%             08/27/03          16

MSCI Emerging Markets
Mexico Gross                                                                3 Month USD LIBOR-
Dividend Reinvested                      Morgan Stanley        2,000        BBA minus 2.50%             01/14/03          (99)

MSCI Emerging Markets
Thailand Gross                                                              3 Month USD LIBOR-
Dividend Reinvested                      Morgan Stanley        1,000        BBA minus 2.45%             09/04/03           --

MSCI Emerging Markets
Thailand Gross                                                              3 Month USD LIBOR-
Dividend Reinvested                      Morgan Stanley        2,800        BBA minus 2.45%             03/13/03          (494)

See accompanying notes which are an integral part of the financial statements.

INDEX SWAPS

                                                                                                                     UNREALIZED
                                                              NOTIONAL                                              APPRECIATION
                                                               AMOUNT                                              (DEPRECIATION)
                                             COUNTER           (000)                                 TERMINATION        (000)
    UNDERLYING SECURITY                       PARTY              $            FLOATING RATE              DATE             $
-------------------------------          ----------------    ----------     --------------------     ------------  ---------------
MSCI Emerging Markets                                                       3 Month USD LIBOR-
Price Return India Index                Merrill Lynch         3,000         BBA minus 3.50%             06/13/03                 3

MSCI Emerging Markets                                                       3 Month USD LIBOR-
Price Return Taiwan Index               Merrill Lynch         4,000         BBA minus 2.50%             08/06/03                154

MSCI Emerging Markets                                                       3 Month USD LIBOR-
Price Return Taiwan Index               Merrill Lynch         10,000        BBA minus 2.50%             06/03/03             (1,766)

MSCI Emerging Markets                                                       3 Month USD LIBOR-
Total Return India Index                Merrill Lynch         961           BBA minus 1.75%             07/17/03                (24)

MSCI Emerging Markets                                                       3 Month USD LIBOR-
Total Return India Index                Merrill Lynch         3,000         BBA minus 1.75%             01/17/03                (74)

MSCI Emerging Markets                                                       3 Month USD LIBOR-
Total Return Thailand Index             Merrill Lynch         1,400         BBA minus 2.10%             10/11/02               (191)
                                                                                                                     --------------
                                                                                                                             (2,825)
                                                                                                                     ==============

See accompanying notes which are an integral part of the financial statements.

SSgA
EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                  AUGUST 31, 2002

ASSETS
Investments at market (including securities on loan of $21,942),(identified cost $386,634)                             $    381,706
Cash                                                                                                                            550
Foreign currency holdings (identified cost $1,133)                                                                            1,141
Receivables:
Dividends and interest                                                                                                          835
Investments sold                                                                                                              2,764
Fund shares sold                                                                                                                379
Prepaid expenses                                                                                                                 49
Short-term investments held as collateral for securities loaned, at market                                                   22,778
Unrealized appreciation on index swap contracts                                                                                 339
                                                                                                                       ------------
Total assets                                                                                                                410,541

LIABILITIES
Payables:

Investments purchased                                                                               $      1,348
Fund shares redeemed                                                                                         443
Accrued fees to affiliates                                                                                   358
Other accrued expenses                                                                                        36
Daily variation margin on futures contracts                                                                   33
Unrealized depreciation on forward foreign currency exchange contracts                                        38
Payable upon return of securities loaned, at market                                                       22,778
Unrealized depreciation on index swap contracts                                                            3,164
                                                                                                    ------------
Total liabilities                                                                                                            28,198
                                                                                                                       ------------
NET ASSETS                                                                                                             $    382,343
                                                                                                                       ============
NET ASSETS CONSIST OF:

Undistributed net investment income                                                                                    $      6,294
Accumulated net realized gain (loss)                                                                                        (54,381)
Unrealized appreciation (depreciation) on:
Investments                                                                                                                  (4,928)
Futures contracts                                                                                                              (260)
Index swap contracts                                                                                                         (2,825)
Foreign currency-related transactions                                                                                           (96)
Shares of beneficial interest                                                                                                    44
Additional paid-in capital                                                                                                  438,495
                                                                                                                       ------------
NET ASSETS                                                                                                             $    382,343
                                                                                                                       ============
NET ASSET VALUE, offering and redemption price per share:
($382,343,142 divided by 44,057,736 shares of $.001 par value
shares of beneficial interest outstanding)                                                                             $       8.68
                                                                                                                       ============

See accompanying notes which are an integral part of the financial statements.

SSgA
EMERGING MARKETS FUND

STATEMENT OF OPERATIONS
Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME

Dividends (net of foreign taxes withheld of $964)                                                                        $    8,581
Interest                                                                                                                        266
Securities Lending Income                                                                                                       114
                                                                                                                         ----------
Total investment income                                                                                                       8,961

EXPENSES
Advisory fees                                                                                      $      3,011
Administrative fees                                                                                         339
Custodian fees                                                                                            1,274
Distribution fees                                                                                           616
Transfer agent fees                                                                                          88
Professional fees                                                                                            37
Registration fees                                                                                            21
Shareholder servicing fees                                                                                  363
Trustees' fees                                                                                               16
Miscellaneous                                                                                                35
                                                                                                    ------------
Expenses before reductions                                                                                5,800
Expense reductions                                                                                         (782)
                                                                                                    ------------
Expenses, net                                                                                                                 5,018
                                                                                                                         ----------
Net investment income (loss)                                                                                                  3,943
                                                                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

Investments                                                                                             (20,688)
Futures contracts                                                                                         2,238
Equity swap contracts                                                                                       490
Index swap contracts                                                                                        109
Foreign currency-related transactions                                                                    (1,629)            (19,480)
                                                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                              42,841
Futures contracts                                                                                          (429)
Equity swap contracts                                                                                       (30)
Index swap contracts                                                                                     (2,825)
Foreign currency-related transactions                                                                       (22)             39,535
                                                                                                    ------------         -----------
Net realized and unrealized gain (loss)                                                                                      20,055
                                                                                                                         ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                    $   23,998
                                                                                                                         ==========

See accompanying notes which are an integral part of the financial statements.

SSgA
EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands

                                                                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                                2002         2001
                                                                             ----------   ---------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income (loss)                                                 $   3,943    $   5,123
Net realized gain (loss)                                                       (19,480)     (30,089)
Net change in unrealized appreciation (depreciation)                            39,535      (82,868)
                                                                             ----------   ---------
Net increase (decrease) in net assets from operations                           23,998     (107,834)
                                                                             ----------   ---------
DISTRIBUTIONS
From net investment income                                                          --       (2,275)
                                                                             ----------   ---------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions                   24,128       48,400
                                                                             ----------   ---------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                     48,126      (61,709)


NET ASSETS

Beginning of period                                                            334,217      395,926
                                                                             ----------   ---------
End of period (including undistributed net investment income of
$6,294 and accumulated distributions in excess of net investment income of
$1,233, respectively)                                                        $ 382,343    $ 334,217
                                                                             ==========   =========

See accompanying notes which are an integral part of the financial statements.

SSgA

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     FISCAL YEARS ENDED AUGUST 31,
                                                   ----------------------------------------------------------------
                                                     2002          2001          2000            1999         1998
                                                   ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.31       $ 11.37        $ 10.47        $  6.52      $ 12.33
                                                   -------       -------        -------        -------      -------
INCOME FROM OPERATIONS

Net investment income (loss)(a)                        .09           .14            .09            .15          .18
Net realized and unrealized gain (loss)                .28         (3.13)          1.04           4.07        (5.58)
                                                   -------       -------        -------        -------      -------
Total income from operations                           .37         (2.99)          1.13           4.22        (5.40)
                                                   -------       -------        -------        -------      -------
DISTRIBUTIONS

From net investment income                              --          (.07)          (.23)          (.27)        (.15)
From net realized gain                                  --            --             --             --         (.26)
                                                   -------       -------        -------        -------      -------
Total distributions                                     --          (.07)          (.23)          (.27)        (.41)
                                                   -------       -------        -------        -------      --------
NET ASSET VALUE, END OF PERIOD                     $  8.68       $  8.31       $  11.37      $   10.47      $  6.52
                                                   =======       ========      ========       ========      ========
TOTAL RETURN (%)                                      4.45        (26.39)         11.05          66.41       (45.36)

RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period (in thousands)           382,343       334,217        395,926        335,655       206,370

Ratios to average net assets (%):
Operating expenses, net (b)                           1.25          1.25           1.25           1.25          1.25
Operating expenses, gross (b)                         1.44          1.47           1.38           1.34          1.38
Net investment income                                  .98          1.48            .89           1.78          1.85

Portfolio turnover rate (%)                          92.10         49.97          55.62          39.64         38.94

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b) See Note 4 for current period amounts.

See accompanying notes which are an integral part of the financial statements.

SSgA
EMERGING MARKETS FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2002

1.  ORGANIZATION

    The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Emerging Markets Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

 2. SIGNIFICANT ACCOUNTING POLICIES

    The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the last reported sales price. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities. Futures contracts are valued on the basis of the last sale price. Equity contract swaps are valued on the basis of the daily closing value of the underlying securities. Investments in other mutual funds are valued at the net asset value per share.

    Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

    The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

    SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

    INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

    AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

    FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

    It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had net tax basis capital loss carryovers of $3,182,831 and $9,784,592 which may be applied against any realized net taxable gains in each year or until its expiration date of August 31, 2007 and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $33,073,801 incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

    The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in swaps, futures, forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

    COMPONENTS OF DISTRIBUTABLE EARNINGS:

    As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

    Cost of Investments for Tax Purposes                          $ 398,769,026

    Gross Tax Unrealized Appreciation                               135,878,063
    Gross Tax Unrealized Depreciation                              (152,941,312)
                                                                  -------------
    Net Tax Unrealized Appreciation (Depreciation)                $ (17,063,249)
                                                                  =============
    Undistributed Ordinary Income                                 $   7,653,618
    Undistributed Long-Term Gains
    (Capital Loss Carryforward)                                   $ (12,967,423)

    TAX COMPOSITION OF DISTRIBUTIONS:
    Ordinary Income                                               $          --
    Long-Term Capital Gains                                       $          --
    Tax Return of Capital                                         $          --

    EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

    FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

    (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

    (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

    Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

    It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

    DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

    The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

    FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open forward currency exchange contracts at August 31, 2002 are presented in the accompanying Statement of Net Assets.

    FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

    INDEX SWAPS: The Fund has entered into several equity swap agreements in order to efficiently participate in certain foreign markets. Pursuant to these agreements, the Fund pays the swap counterparties based on the notional amount and an agreed upon rate (e.g. the 12-month USD LIBOR BBA rate). During the terms of the agreements, changes in the underlying values of the swaps are recorded as unrealized gain (loss) and are based on changes in the value of the underlying index or security. The underlying index or security is valued at the published daily closing price. Accrued interest expense to be paid to the swap counterparties or accrued interest income to be paid to the Fund, at the agreed upon dates, are recognized as unrealized gain (loss). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties. The Fund has segregated certain short-term investments (identified in the accompanying Statement of Net Assets) as collateral for the notional amount under the equity swap agreements.

    INVESTMENT IN EMERGING MARKETS: Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

 3. SECURITIES TRANSACTIONS

    INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $347,751,233 and $323,314,511, respectively.

    SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

    Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, the value of outstanding securities on loan and the value of collateral amounted to $21,941,724 and $22,777,763, respectively.

 4. RELATED PARTIES

    ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.25% of its average daily net assets on an annual basis. The total amount of the reimbursement for the period ended August 31, 2002, was $778,098. As of August 31, 2002, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

    In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $3,565 under these arrangements.

    ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space equipment and all necessary office and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all International portfolios: $0 up to $1 billion - .07%; over $1 billion - .05%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

    DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

    The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

    The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $100,176, $3,296 and $41,936 by State Street, Global Markets and CitiStreet, respectively. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

    The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

    BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

    ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

          Advisory fees                                       $163,374
          Administration fees                                   47,174
          Custodian fees                                        18,183
          Distribution fees                                     52,561
          Shareholder servicing fees                            56,248
          Transfer agent fees                                   18,308
          Trustees' fees                                         1,729
                                                              --------
                                                              $357,577
                                                              ========

 5. FUND SHARE TRANSACTIONS (amounts in thousands)


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                   ---------------------------------------------------------------------
                                                                  2002                                   2001
                                                   ---------------------------------------------------------------------
                                                      SHARE               DOLLARS               SHARE         DOLLARS
                                                   ----------           -----------          ----------     ----------
Proceeds from shares sold                              27,308           $  230,828              33,084       $ 308,757
Proceeds from reinvestment of
distributions                                              --                   --                 207           1,942

Payments for shares redeemed                          (23,468)            (206,700)            (27,894)       (262,299)
                                                   ----------            ---------           ---------      ----------
Total net increase (decrease)                           3,840           $   24,128               5,397        $ 48,400
                                                   ==========           ==========           ==========     ===========

    BENEFICIAL INTEREST: As of August 31, 2002, two shareholders were record owners of approximately 24% and 18% of the total outstanding shares of the Fund.

 6. INTERFUND LENDING PROGRAM

    The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

SSgA
EMERGING MARKETS FUND

                                                                 TAX INFORMATION
                                                     AUGUST 31, 2002 (UNAUDITED)

    The Fund paid foreign taxes of $963,886 and recognized $7,139,311 of foreign source income during the taxable year ended August 31, 2002. Pursuant to
    Section 853 of the Internal Revenue Code, the Fund designates $.0219 per share of foreign taxes paid and $.1620 of gross income earned from foreign sources in the taxable year ended August 31, 2002.

    Please consult a tax advisor for questions about federal or state income tax laws.

SSgA
EMERGING MARKETS FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                                     NO. OF
                       POSITION(S) HELD                                                             PORTFOLIOS
    NAME,                WITH FUND AND        TERM          PRINCIPAL OCCUPATION(S)                 IN COMPLEX       OTHER
  ADDRESS,                 LENGTH OF           OF                 DURING THE                         OVERSEEN      DIRECTORSHIPS
     AGE                  TIME SERVED        OFFICE              PAST 5 YEARS                       BY TRUSTEE    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee           Appointed until   -  Vice Chairman,                         25           Trustee,
909 A Street           since 1988        successor is         Frank Russell Company;                              Frank Russell
Tacoma, WA 98402                         duly elected                                                             Investment
                                         and qualified     -  Chairman of the Board,                              Company Funds
Age 63                                                        Frank Russell Investment                            and Russell
                                                              Management Company and                              Insurance Funds
                                                              Frank Russell Trust Company;                        (investment
                                                                                                                  companies)
                       President and     Until successor
                       Chairman of       is chosen and     -  Chairman of the Board and
                       the Board         qualified by         Chief Executive Officer, Russell
                       since 1988        the Trustees.        Fund Distributors, Inc.; and

                                                           -  Director, Russell Insurance
                                                              Agency, Inc., Frank Russell
                                                              Investments (Ireland) Limited,
                                                              Frank Russell Investment Company
                                                              PLC; Frank Russell Investment
                                                              Company II PLC, Frank Russell
                                                              Investment Company III PLC,
                                                              Frank Russell Institutional Funds
                                                              PLC, Frank Russell Qualifying
                                                              Investor Fund, and Frank Russell
                                                              Investments (Cayman) Ltd.


                                                                                                     NO. OF
                       POSITION(S) HELD                                                             PORTFOLIOS
    NAME,                WITH FUND AND       TERM          PRINCIPAL OCCUPATION(S)                  IN COMPLEX       OTHER
  ADDRESS,                LENGTH OF           OF                  DURING THE                         OVERSEEN      DIRECTORSHIPS
    AGE                  TIME SERVED        OFFICE               PAST 5 YEARS                       BY TRUSTEE    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall    Trustee            Appointed until  -  Chief Executive Officer and             25           None
33 West Court Street   since 1988         successor is        President, Wm. L. Marshall
Doylestown, PA                            duly elected        Associates, Inc., Wm. L. Marshall
18901                                     and qualified       Companies, Inc. and the
                                                              Marshall Financial Group
Age 59                                                        (a registered investment advisor
                                                              and provider of financial and
                                                              related consulting services);

                                                           -  Certified Financial Planner and
                                                              Member, Institute of Certified
                                                              Financial Planners; and

                                                           -  Registered Representative for
                                                              Securities with FSC Securities
                                                              Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee            Appointed until  -  September 2000 to Present,              25           None
522 5th Avenue         since 1988         successor is        Global Head of Structured Real
New York, NY                              duly elected        Estate, J.P. Morgan Investment
10036                                     and qualified       Management

Age 45                                                     -  January 2000 to September 2000,
                                                              Managing Director, HSBC Securities
                                                              (USA) Inc.

                                                           -  From 1998 to 2000, President, Key
                                                              Global Capital, Inc.;

                                                           -  From 1997 to 1998, Partner, Squire,
                                                              Sanders & Dempsey (law firm);
                                                              and

                                                           -  From 1994 to 1997,
                                                              Partner, Brown,
                                                              Rudnick, Freed &
                                                              Gesmer (law firm).

                                                                                                     NO. OF
                       POSITION(S) HELD                                                             PORTFOLIOS
    NAME,                WITH FUND AND       TERM          PRINCIPAL OCCUPATION(S)                  IN COMPLEX       OTHER
  ADDRESS,                LENGTH OF           OF                  DURING THE                         OVERSEEN      DIRECTORSHIPS
    AGE                  TIME SERVED        OFFICE               PAST 5 YEARS                       BY TRUSTEE    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)

Patrick J. Riley       Trustee           Appointed until  -  Partner, Riley, Burke & Donahue,            25      Director -
One Corporate Place    since 1988        successor is        L.L.P. (law firm).                                  SSgA Cash
55 Ferncroft Road                        duly elected                                                            Management
Danvers, MA 01923                        and qualified                                                           Fund PLC,
                                                                                                                 State Street
Age 53                                                                                                           Global Advisors
                                                                                                                 Ireland, Ltd.

Richard D. Shirk       Trustee           Appointed until  -  1996 to May 2002, Chairman,                 25      None
1180 Brookgate Way     since 1988        successor is        Cerulean Companies, Inc.
N.E.                                     duly elected        (Retired);
Atlanta, GA 30319                        and qualified
                                                          -  1996 to March 2001, President and
Age 56                                                       CEO, Cerulean Companies, Inc.;

                                                          -  1992 to March 2001, President
                                                             and Chief Executive Officer, Blue
                                                             Cross/Blue Shield of Georgia;

                                                          -  1993 to November 2001, Chairman
                                                             and Board Member, Georgia Caring
                                                             for Children Foundation (private
                                                             foundation); and

                                                          -  1998 to Present, Board Member,
                                                             Healthcare Georgia Foundation
                                                             (private foundation)

Bruce D. Taber         Trustee           Appointed until  -  Consultant, Computer Simulation,      25            Director -
26 Round Top Road      since 1991        successor is        General Electric Industrial Control                 SSgA Cash
Boxford, MA 01921                        duly elected        Systems.                                            Management
                                         and qualified                                                           Fund PLC,
Age 59                                                                                                           State Street
                                                                                                                 Global Advisors
                                                                                                                 Ireland, Ltd.

                                                                                                     NO. OF
                       POSITION(S) HELD                                                             PORTFOLIOS
    NAME,                WITH FUND AND       TERM          PRINCIPAL OCCUPATION(S)                  IN COMPLEX       OTHER
  ADDRESS,                LENGTH OF           OF                  DURING THE                         OVERSEEN      DIRECTORSHIPS
    AGE                  TIME SERVED        OFFICE               PAST 5 YEARS                       BY TRUSTEE    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)
Henry W. Todd          Trustee           Appointed until  -  Chairman, President and CEO,               25          Director -
150 Domorah Drive      since 1988        successor is        A.M. Todd Group, Inc.; and                             SSgA Cash
Montgomeryville,                         duly elected                                                               Management
PA 18936                                 and qualified    -  President and CEO, Zink & Triest                       Fund PLC,
                                                             Co., Inc. (dealer in vanilla flavor                    State Street
Age 55                                                       materials).                                            Global Advisors
                                                                                                                    Ireland, Ltd.



                            POSITION(S) HELD
           NAME,              WITH FUND AND        TERM                                   PRINCIPAL OCCUPATION(S)
         ADDRESS,               LENGTH OF           OF                                           DURING THE
            AGE                TIME SERVED        OFFICE                                        PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold          Vice President     Until successor   -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street               and Secretary      is chosen and        Frank Russell Company
Tacoma, WA 98402           since 1994         qualified by
                                              Trustees          -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 45                                                             Investment Management Company, Frank Russell Capital Inc. and
                                                                   Frank Russell Investments (Delaware), Inc.;

                                                                -  Assistant Secretary and Associate General Counsel,
                                                                   Russell Fund Distributors, Inc.

                                                                -  Director, Secretary and Associate General Counsel,
                                                                   Frank Russell Securities, Inc.;

                                                                -  Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson            Treasurer and      Until successor   -  Director - Funds Administration, Frank Russell Investment
909 A Street               Chief              is chosen and        Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402           Accounting         qualified by
                           Officer            Trustees          -  Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                     since 2000                              Company and Russell Insurance Funds.

SSgA EMERGING MARKETS FUND
One International Place, 27th Floor
Boston, Massachusetts
02110 (800) 997-7327

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

TUCKERMAN ACTIVE REIT FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                            TUCKERMAN ACTIVE REIT FUND

                                  Annual Report
                                 August 31, 2002

                                Table of Contents

                                                                      Page

Chairman's Letter                                                        3

Portfolio Management Discussion and Analysis                             4

Report of Independent Accountants                                        6

Financial Statements                                                     7

Financial Highlights                                                    11

Notes to Financial Statements                                           12

Disclosure of Information About Fund Trustees                           17

Fund Management and Service Providers                                   21

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA TUCKERMAN ACTIVE REIT FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Tuckerman Active REIT Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,


/s/ Timothy B. Harbert                     /s/ Agustin J. Fleites

Timothy B. Harbert                         Agustin J. Fleites
State Street Global Advisors               SSgA Funds Management, Inc.
Chairman and Chief Executive Officer       President

SSgA TUCKERMAN ACTIVE REIT FUND
PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

INVESTS IN: Real Estate Investment Trust (REIT) securities, primarily from those securities in the Wilshire REIT Index and across different types and regions based on the fundamental research of the Advisor.

STRATEGY: The Fund seeks to meet its objective by investing with a relatively long time horizon, favoring strong real estate fundamentals, and attempting to minimize turnover, while focusing on relative valuations, balance sheet strength and higher growth rates.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

DATES       TUCKERMAN ACTIVE         WILSHIRE REIT          S&P(R) REIT
            REIT FUND                INDEX **               INDEX ***
    *        $10,000                 $10,000                $10,000
 1998        $ 8,201                 $ 8,357                $ 8,228
 1999        $ 8,700                 $ 8,828                $ 8,447
 2000        $10,571                 $10,201                $ 9,442
 2001        $12,457                 $12,395                $11,529
 2002        $13,560                 $13,369                $12,570
Total        $63,489                 $63,150                $60,216

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2002, the SSgA Tuckerman Active REIT Fund gained 8.85%, and outperformed the Wilshire REIT(R) Index return of 7.86% by 99 basis points. The Fund's performance includes operating expenses of 100 basis points, whereas the Index results do not include expenses of any kind.

MARKET AND PORTFOLIO HIGHLIGHTS
The REIT market performed well over the past fiscal year on both an absolute and relative basis. However, the underlying real estate fundamentals have decelerated considerably over the past twelve months. The Manager feels there were three primary reasons behind this strong share price performance during a period of weakening fundamentals.

First, money flows into dedicated real estate funds have been strong over the past few quarters. In fact, if including the issuance of closed-end funds this year, money flows have surpassed 1997's level - previously the REIT sector's best year.

SSgA TUCKERMAN ACTIVE REIT FUND

 PERIOD ENDED        GROWTH OF          TOTAL
   08/31/02           $10,000          RETURN
---------------     ----------        --------
1 Year              $10,885            8.85%
Inception           $13,560            7.27%+

WILSHIRE REIT INDEX

   PERIOD ENDED     GROWTH OF            TOTAL
     08/31/02       $10,000             RETURN
---------------     ----------        --------
1 Year              $10,786            7.86%
Inception           $13,369            6.93%+


STANDARD & POOR'S(R) REIT INDEX

   PERIOD ENDED      GROWTH OF          TOTAL
     08/31/02         $10,000          RETURN
---------------     ----------        --------
1 Year              $10,903            9.03%
Inception           $12,570            5.42%+


SEE RELATED NOTES ON FOLLOWING PAGE.

SSgA TUCKERMAN ACTIVE REIT FUND
PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

performance is rational given softening real estate market fundamentals. This is a valid concern that may be assuaged by the recent "re-pricing" that has occurred in the private market for real estate assets. Said differently, real estate in the private markets has recently been at some of the highest valuations ever witnessed. Therefore, these public companies, with their collection of real estate assets, should experience share price appreciation reflecting consistency between the two marketplaces. The Manager believes this higher pricing is due to increased investor appetite for physical assets that deliver predictable returns through contractual revenue sources, or leases.

Second, the weaker fundamentals of the real estate market have still proven to be more resilient than that of many other sectors in the equity market. For example, the office sector has seen revised vacancy projections increase to between 15% and 17% by years end, with rent levels projected to fall another 2% to 4%. In aggregate, the effects of a slackening demand environment will not allow for meaningful rental rate growth this year and probably a modest level of growth in 2003. Notwithstanding, earnings estimates for the REIT industry have largely incorporated an adequate level of conservatism and still should allow for modest yet positive growth. While this growth rate is much lower than previous estimates, it remains well above the negative growth rates many other sectors are experiencing.

The third reason is simply the sector's dividend yield remains attractive at 6.7%. In the current low-interest-rate environment, investors are hard pressed to find income producing investments with safe yields at similar rates.

The Manager continues to position the portfolio with most active risk coming from security selection, and continues to place less emphasis on property type weightings. With this as a backdrop, the Manager focused on two approaches. The first involves what can be considered core holdings. The Manager believes these names have some combination of superior management, relatively strong balances sheets, high quality institutional properties and operate in the strongest markets in the country. The Manager expects these companies to produce superior share price performance as they produce positive returns-on-invested-capital through executing strategies in conjunction with these advantages. The second approach involves seeking out "special situation" names where the Manager can identify a catalyst that may unlock shareholder value. In the real estate sector, management teams have been known to occasionally stray from their core competencies whether it is a venture into a different property type, geographic region, or development without prior experience. For the year, the Fund benefited from overweights to ten of the twenty top performing names in the benchmark. Chelsea Property Group, was up 23.80% during the most recent quarter, and in the industrial sector, Prologis Trust, was up 11.35% for the quarter. Additional overweights include Simon Property up 12.90%, Liberty Property up 8.53%, CBL & Associates up 14.57%, Pan Pacific up 11.81%, and Mills Corp up 10.87%.


TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)               AUGUST 31, 2002

Simon Property Group, Inc.                              6.0%
Prologis                                                5.2
Alexandria Real Estate Equities, Inc.                   5.0
United Dominion Realty Trust, Inc.                      4.9
Chelsea Property Group, Inc.                            4.7
Centerpoint Properties Corp.                            4.6
Vornado Realty Trust                                    4.5
Equity Office Properties Trust                          4.4
CBL & Associates Properties, Inc.                       4.3
Apartment Investment & Management Co. Class A           4.2

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The Fund commenced operations on April 29, 1998. Index comparison began May 1, 1998.
** The Wilshire REIT Index is a market capitalization-weighted index comprised of publicly traded Real Estate Investment Trusts (REITs). No special purpose or healthcare REITs are included. The Index is rebalanced monthly and reconstituted quarterly.
*** The Standard & Poor's(R) REIT Composite Index is capitalization-weighted index of 100 stocks designed to measure the performance of Real Estate Investment Trusts, commonly know as REITs. The Index was developed with a base value of 100 as of December 31, 1996.
+    Annualized.

REIT funds may be subject to a high degree of market risk due to lack of industry diversification. Furthermore, REIT funds may be subject to other risks including, but not limited to, declines in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Tuckerman Active REIT Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended and for the period May 1, 1998 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2002

SSgA
TUCKERMAN ACTIVE REIT FUND

STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                                         MARKET
                                           NUMBER         VALUE
                                             OF           (000)
                                           SHARES           $
                                          -------        ------
COMMON STOCKS - 96.0%
APARTMENT - 19.0%
Apartment Investment &
Management Co. Class A (o)                 91,382         3,989
AvalonBay Communities, Inc. (o)            56,271         2,546
Camden Property Trust (o)                  53,397         1,914
Essex Property Trust, Inc. (o)             15,414           814
Sun Communities, Inc. (o)                  47,653         1,859
Town & Country Trust (The)(o)              86,318         1,834
United Dominion Realty Trust, Inc. (o)    284,011         4,717
                                                         ------
                                                         17,673
                                                         ------
HOTELS/LEISURE - 6.3%
La Quinta Corp. (AE)                      249,737         1,294
Meristar Hospitality Corp. (o)            271,580         3,055
RFS Hotel Investors, Inc. (o)             118,108         1,506
                                                         ------
                                                          5,855
                                                         ------
LEASING - 2.8%
Glenborough Realty Trust, Inc. (o)        121,022         2,548
                                                         ------
OFFICE/INDUSTRIAL - 36.5%
Alexandria Real Estate Equities, Inc.
(o)                                       108,018         4,745
Boston Properties, Inc. (o)                51,601         1,955
Catellus Development Corp. (AE)           174,892         3,445
Centerpoint Properties Corp. (o)           76,991         4,358
Corporate Office Properties Trust (o)     270,182         3,810
Equity Office Properties Trust (o)        149,683         4,173
Prentiss Properties Trust (o)              98,728         2,888
Prologis (o)                              199,290         4,970
SL Green Realty Corp. (o)                 106,534         3,523
                                                         ------
                                                         33,867
                                                         ------
OUTLET CENTERS - 4.9%
Chelsea Property Group, Inc. (o)          133,472         4,525
                                                         ------
REGIONAL MALLS - 12.5%
CBL & Associates Properties, Inc. (o)     104,815         4,088
Mills Corp. (The)(o)                       65,021         1,869
Simon Property Group, Inc. (o)            159,431         5,674
                                                         ------
                                                         11,631
                                                         ------
SELF STORAGE - 1.1%
Public Storage, Inc. (o)                   32,515         1,037
                                                         ------
SHOPPING CENTER - 12.9%
Developers Diversified
Realty Corp. (o)                          159,247         3,679
Pan Pacific Retail Properties, Inc.
(o)                                        59,590         1,996
Ramco-Gershenson Properties (o)           100,761         2,049
Vornado Realty Trust (o)                  103,945         4,295
                                                         ------
                                                         12,019
                                                         ------
TOTAL COMMON STOCKS
(cost $78,969)                                           89,155
                                                         ------

                                         PRINCIPAL
                                           AMOUNT
                                           (000)
                                             $
                                         ---------
SHORT-TERM INVESTMENTS - 6.6%
AIM Short Term Investment
Prime Portfolio                             2,941         2,941
Federated Investors Prime Cash
Obligation Fund                             3,222         3,222
                                                         ------
TOTAL SHORT-TERM INVESTMENTS
(cost $6,163)                                             6,163
                                                         ------
TOTAL INVESTMENTS - 102.6%
(identified cost $85,132)                                95,318

OTHER ASSETS AND LIABILITIES,
NET - (2.6%)                                             (2,430)
                                                         ------
                                                         92,888
NET ASSETS - 100.0%                                      ======


(AE) Nonincome-producing security.
(o)  Real Estate Investment Trust (REIT).

See accompanying notes which are an integral part of the financial statements.

SSgA
TUCKERMAN ACTIVE REIT FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)

                                                                 AUGUST 31, 2002

ASSETS
Investments at market (identified cost $85,132)                               $    95,318
Receivables:
Dividends                                                                              71
Fund shares sold                                                                      525
Prepaid expenses                                                                       13
                                                                              -----------
Total assets                                                                       95,927

LIABILITIES
Payables:
Investments purchased                                           $   2,822
Fund shares redeemed                                                  126
Accrued fees to affiliates                                             70
Other accrued expenses                                                 21
                                                                ---------
Total liabilities                                                                   3,039
                                                                              -----------
NET ASSETS                                                                    $    92,888
                                                                              ===========
NET ASSETS CONSIST OF:
Undistributed net investment income                                           $       288
Accumulated net realized gain (loss)                                                 (741)
Unrealized appreciation (depreciation) on investments                              10,186
Shares of beneficial interest                                                           9
Additional paid-in capital                                                         83,146
                                                                              -----------
NET ASSETS                                                                    $    92,888
                                                                              ===========
NET ASSET VALUE, offering and redemption price per share:
($92,888,194 divided by 8,757,011 shares of $.001 par value
shares of beneficial interest outstanding)                                    $     10.61
                                                                              ===========

See accompanying notes which are an integral part of the financial statements.

SSgA
TUCKERMAN ACTIVE REIT FUND

STATEMENT OF OPERATIONS
Amounts in thousands

                                       FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME

Dividends                                                        $    3,997
Securities Lending Income                                                 6
                                                                 ----------
Total investment income                                               4,003
EXPENSES
Advisory fees                                      $     436
Administrative fees                                       53
Custodian fees                                            24
Distribution fees                                         77
Transfer agent fees                                       40
Professional fees                                         20
Registration fees                                         21
Shareholder servicing fees                                18
Trustees' fees                                            11
Miscellaneous                                             18
                                                  ----------
Expenses before reductions                               718
Expense reductions                                       (47)
                                                  ----------
Expenses, net                                                           671
                                                                 ----------
Net investment income (loss)                                          3,332
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                 795
Net change in unrealized appreciation
(depreciation) on investments                                         1,371
                                                                 ----------
Net realized and unrealized gain (loss)                               2,166
                                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $    5,498
                                                                 ==========

See accompanying notes which are an integral part of the financial statements.

SSgA
TUCKERMAN ACTIVE REIT FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands

                                           FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                      2002         2001
                                                                  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS

Net investment income (loss)                                      $    3,332  $    2,503
Net realized gain (loss)                                                 795       2,794
Net change in unrealized appreciation (depreciation)                   1,371       2,803
                                                                  ----------  ----------
Net increase (decrease) in net assets from operations                  5,498       8,100
                                                                  ----------  ----------
DISTRIBUTIONS
From net investment income                                            (3,184)     (2,516)
                                                                  ----------  ----------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions         34,258       6,984
                                                                  ----------  ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                           36,572      12,568

NET ASSETS
Beginning of period                                                   56,316      43,748
                                                                  ----------  ----------
End of period (including undistributed net investment income of
$288 and $140, respectively)                                      $   92,888  $   56,316
                                                                  ==========  ==========

See accompanying notes which are an integral part of the financial statements.

SSgA
TUCKERMAN ACTIVE REIT FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              FISCAL YEARS ENDED AUGUST 31,
                                           ------------------------------------------------------------------
                                              2002          2001          2000          1999          1998*
                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD       $    10.24    $     9.15    $     8.08    $     8.17    $    10.00
                                           ----------    ----------    ----------    ----------    ----------
INCOME FROM OPERATIONS
Net investment income (loss)(a)                   .51           .48           .52           .50           .15
Net realized and unrealized gain (loss)           .36          1.10          1.10          (.01)        (1.94)
                                           ----------    ----------    ----------    ----------    ----------
Total income from operations                      .87          1.58          1.62           .49         (1.79)
                                           ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS
From net investment income                       (.50)         (.49)         (.55)         (.58)         (.04)
                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD             $    10.61    $    10.24    $     9.15    $     8.08    $     8.17
                                           ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (%)(b)                              8.85         17.84         21.51          6.09        (17.99)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)       92,888        56,316        43,748        45,528        18,458
Ratios to average net assets (%)(c):
Operating expenses, net (d)                      1.00          1.00          1.00          1.00          1.00
Operating expenses, gross (d)                    1.07          1.17          1.07          1.09          1.38
Net investment income                            4.97          5.09          6.51          6.25          5.21

Portfolio turnover rate (%)(c)                  45.66         70.59         86.93         60.13         17.36


*    For the period May 1, 1998 (commencement of operations) to August 31, 1998.
(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods ended August 31, 1998 are annualized.
(d)  See Note 4 for current periods amounts.

See accompanying notes which are an integral part of the financial statements.

SSgA
TUCKERMAN ACTIVE REIT FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 2002

1. ORGANIZATION

   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Tuckerman Active REIT Fund (the "Fund"). The Investment Company is a registered and open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the last reported sales price. Investments in other mutual funds are valued at the net asset value per share.

   Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short-and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had a net tax basis capital loss carryover of $416,543, which may be applied against any realized net taxable gains in each succeeding year or until its expiration dates of August 31, 2008.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   COMPONENTS OF DISTRIBUTABLE EARNINGS:

   As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

     Cost of Investments for Tax Purposes             $  85,456,030
     Gross Tax Unrealized Appreciation                   11,359,810
     Gross Tax Unrealized Depreciation                   (1,497,755)
                                                      -------------
     Net Tax Unrealized Appreciation (Depreciation)   $   9,862,055
                                                      =============
     Undistributed Ordinary Income                    $     287,774
     Undistributed Long-Term Gains
     (Capital Loss Carryforward)                      $    (416,543)

     TAX COMPOSITION OF DISTRIBUTIONS:
     Ordinary Income                                  $   3,184,407
     Long-Term Capital Gains                          $          --
     Tax Return of Capital                            $          --

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES TRANSACTIONS

   INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding short-term investments, aggregated to $61,179,057 and $30,232,748, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund.

   All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, there were no outstanding securities on loan.

4. RELATED PARTIES

   ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Tuckerman Group, LLC serves as the investment sub-adviser (the "Sub-Adviser") for the Fund and directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. The Adviser provides reporting, operational compliance and general oversight services with respect to the investment advisory services of the Sub-Adviser. For sub-advisory services, the Adviser pays the Sub-Adviser half the total management fee paid to the Adviser, net of reimbursements. The Adviser, Sub-Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For advisory services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .65% of its average daily net assets. The Adviser has contractually agreed to reimburse up to the full amount of its Advisory fee to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis. The total amount of reimbursement for the period ended August 31, 2002, was $46,845. As of August 31, 2002, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $461 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $16,770 and $1,068 by State Street and Global Markets, respectively. The Funds did not incur any expenses from CitiStreet, Fiduciary Investors Services and High Net Worth Services during this period.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

   AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Global Markets, an affiliated broker dealer of State Street. The commissions paid to Global Markets were $801 for the year ended August 31, 2002.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS
   FOLLOWS:

        Advisory fees                              $   48,719
        Administration fees                             7,965
        Custodian fees                                  6,390
        Distribution fees                               1,262
        Shareholder servicing fees                      2,971
        Transfer agent fees                             2,728
        Trustees' fees                                    460
                                                   ----------
                                                   $   70,495
                                                   ==========

   BENEFICIAL INTEREST: As of August 31, 2002, one shareholder was a record owner of approximately 24% of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                            FISCAL YEARS ENDED AUGUST 31,
                                       ----------------------------------------
                                             2002                  2001
                                       ------------------    ------------------
                                       SHARES    DOLLARS     SHARES    DOLLARS
                                       -------   --------    -------   --------
     Proceeds from shares sold          5,551    $ 57,896     2,120    $ 20,249
     Proceeds from reinvestment of
     distributions                        121       1,245        92         868
     Payments for shares redeemed      (2,415)    (24,883)   (1,491)    (14,133)
                                       -------   --------     -------  --------
     Total net increase (decrease)      3,257    $ 34,258       721    $  6,984
                                       =======   ========     =======  =========

6. INTERFUND LENDING PROGRAM

   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

7. DIVIDENDS

   On September 3, 2002, the Board of Trustees declared a dividend of $.0328 from net investment income, payable on September 9, 2002 to shareholders of record on September 4, 2002.

SSgA
TUCKERMAN ACTIVE REIT FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                                  NO. OF
                      POSITION(S) HELD                                                          PORTFOLIOS
    NAME,              WITH FUND AND        TERM              PRINCIPAL OCCUPATION(S)           IN COMPLEX          OTHER
   ADDRESS,              LENGTH OF           OF                     DURING THE                   OVERSEEN        DIRECTORSHIPS
    AGE                 TIME SERVED        OFFICE                  PAST 5 YEARS                 BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee           Appointed until     - Vice Chairman,                      25            Trustee,
909 A Street           since 1988        successor is          Frank Russell Company;                            Frank Russell
Tacoma, WA 98402                         duly elected                                                            Investment
                                         and qualified       - Chairman of the Board,                            Company Funds
                                                               Frank Russell Investment                          and Russell
Age 63                                                         Management Company and                            Insurance Funds
                                                               Frank Russell Trust Company;                      (investment
                       President and     Until successor                                                         companies)
                       Chairman of       is chosen and       - Chairman of the Board and
                       the Board         qualified by          Chief Executive Officer, Russell
                       since 1988        the Trustees.         Fund Distributors, Inc.; and

                                                             - Director, Russell Insurance
                                                               Agency, Inc., Frank Russell
                                                               Investments (Ireland) Limited,
                                                               Frank Russell Investment
                                                               Company PLC; Frank Russell
                                                               Investment Company II PLC,
                                                               Frank Russell Investment
                                                               Company III PLC, Frank Russell
                                                               Institutional Funds PLC, Frank
                                                               Russell Qualifying Investor
                                                               Fund, and Frank Russell
                                                               Investments (Cayman) Ltd.

                                                                                                  NO. OF
                      POSITION(S) HELD                                                          PORTFOLIOS
    NAME,              WITH FUND AND         TERM             PRINCIPAL OCCUPATION(S)           IN COMPLEX          OTHER
   ADDRESS,              LENGTH OF            OF                    DURING THE                   OVERSEEN        DIRECTORSHIPS
     AGE                TIME SERVED         OFFICE                 PAST 5 YEARS                 BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William L. Marshall    Trustee           Appointed until     - Chief Executive Officer and         25            None
33 West Court Street   since 1988        successor is          President, Wm. L. Marshall
Doylestown, PA                           duly elected          Associates, Inc., Wm. L. Marshall
18901                                    and qualified         Companies, Inc. and the
                                                               Marshall Financial Group
Age 59                                                         (a registered investment advisor
                                                               and provider of financial and
                                                               related consulting services);

                                                             - Certified Financial Planner and
                                                               Member, Institute of Certified
                                                               Financial Planners; and

                                                             - Registered Representative for
                                                               Securities with FSC Securities
                                                               Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee           Appointed until     - September 2000 to Present,          25            None
522 5th Avenue         since 1988        successor is          Global Head of Structured Real
New York, NY                             duly elected          Estate, J.P. Morgan Investment
10036                                    and qualified         Management

                                                             - January 2000 to September 2000,
Age 45                                                         Managing Director,
                                                               HSBC Securities (USA) Inc.


                                                             - From 1998 to 2000, President,
                                                               Key Global Capital, Inc.;

                                                             - From 1997 to 1998, Partner, Squire,
                                                               Sanders & Dempsey (law firm);
                                                               and

                                                             - From 1994 to 1997, Partner,
                                                               Brown, Rudnick, Freed & Gesmer
                                                               (law firm).

                                                                                                  NO. OF
                      POSITION(S) HELD                                                          PORTFOLIOS
    NAME,              WITH FUND AND         TERM             PRINCIPAL OCCUPATION(S)           IN COMPLEX          OTHER
   ADDRESS,              LENGTH OF            OF                    DURING THE                   OVERSEEN        DIRECTORSHIPS
     AGE                TIME SERVED         OFFICE                 PAST 5 YEARS                 BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
Patrick J. Riley        Trustee            Appointed until     - Partner, Riley, Burke & Donahue,    25           Director -
One Corporate Place     since 1988         successor is          L.L.P. (law firm).                               SSgA Cash
55 Ferncroft Road                          duly elected                                                           Management
Danvers, MA 01923                          and qualified                                                          Fund PLC,
                                                                                                                  State Street
Age 53                                                                                                            Global Advisors
                                                                                                                  Ireland, Ltd.

Richard D. Shirk        Trustee            Appointed until     - 1996 to May 2002, Chairman,         25           None
1180 Brookgate Way      since 1988         successor is          Cerulean Companies, Inc.
N.E.                                       duly elected          (Retired);
Atlanta, GA 30319                          and qualified
                                                               - 1996 to March 2001, President and
                                                                 CEO, Cerulean Companies, Inc.;
Age 56
                                                               - 1992 to March 2001, President
                                                                 and Chief Executive Officer, Blue
                                                                 Cross/Blue Shield of Georgia;

                                                               - 1993 to November 2001, Chairman
                                                                 and Board Member, Georgia Caring
                                                                 for Children Foundation (private
                                                                 foundation); and

                                                               - 1998 to Present, Board Member,
                                                                 Healthcare Georgia Foundation
                                                                 (private foundation)

Bruce D. Taber          Trustee            Appointed until     - Consultant, Computer Simulation,    25           Director -
26 Round Top Road       since 1991         successor is          General Electric Industrial Control              SSgA Cash
Boxford, MA 01921                          duly elected          Systems.                                         Management
                                           and qualified                                                          Fund PLC,
Age 59                                                                                                            State Street
                                                                                                                  Global Advisors
                                                                                                                  Ireland, Ltd.

                                                                                                  NO. OF
                      POSITION(S) HELD                                                          PORTFOLIOS
    NAME,              WITH FUND AND         TERM             PRINCIPAL OCCUPATION(S)           IN COMPLEX          OTHER
   ADDRESS,              LENGTH OF            OF                    DURING THE                   OVERSEEN        DIRECTORSHIPS
     AGE                TIME SERVED         OFFICE                 PAST 5 YEARS                 BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
Henry W. Todd          Trustee             Appointed until     - Chairman, President and CEO,      25           Director -
150 Domorah Drive      since 1988          successor is          A.M. Todd Group, Inc.; and                     SSgA Cash
Montgomeryville,                           duly elected                                                         Management
PA 18936                                   and qualified       - President and CEO, Zink & Triest               Fund PLC,
                                                                 Co., Inc. (dealer in vanilla                   State Street
                                                                 flavor materials).                             Global Advisors
Age 55                                                                                                          Ireland, Ltd.

                     POSITION(S) HELD
   NAME,              WITH FUND AND        TERM                            PRINCIPAL OCCUPATION(S)
  ADDRESS,              LENGTH OF           OF                                   DURING THE
    AGE                TIME SERVED        OFFICE                                PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
J. David Griswold     Vice President   Until successor           - Director, Global Regulatory Policy and Assistant Secretary,
909 A Street          and Secretary    is chosen and               Frank Russell Company
Tacoma, WA 98402      since 1994       qualified by
                                       Trustees                  - Assistant Secretary and Associate General Counsel, Frank Russell
                                                                   Investment Management Company, Frank Russell Capital Inc. and
Age 45                                                             Frank Russell Investments (Delaware), Inc.;

                                                                 - Assistant Secretary and Associate General Counsel,
                                                                   Russell Fund Distributors, Inc.

                                                                 - Director, Secretary and Associate General Counsel,
                                                                   Frank Russell Securities, Inc.;

                                                                 - Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson       Treasurer and    Until successor           - Director - Funds Administration, Frank Russell Investment
909 A Street          Chief            is chosen and               Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402      Accounting       qualified by
                      Officer          Trustees                  - Treasurer and Chief Accounting Officer, Frank Russell Investment
                      since 2000                                   Company and Russell Insurance Funds.
Age 38

SSgA TUCKERMAN ACTIVE REIT FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

INTERNATIONAL GROWTH OPPORTUNITIES FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                     INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                  ANNUAL REPORT
                                 AUGUST 31, 2002

                                TABLE OF CONTENTS

                                                                           Page

Chairman's Letter                                                             3

Portfolio Management Discussion and Analysis                                  4

Report of Independent Accountants                                             6

Financial Statements                                                          7

Financial Highlights                                                         13

Notes to Financial Statements                                                14

Tax Information                                                              20

Disclosure of Information About Fund Trustees                                21

Fund Management and Service Providers                                        25


"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA International Growth Opportunities Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                    /s/ Agustin J. Fleites

Timothy B. Harbert                        Agustin J. Fleites
State Street Global Advisors              SSgA Funds Management, Inc.
Chairman and Chief Executive Officer      President

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Provide long-term capital growth by investing primarily in securities of foreign issuers.

INVESTS IN: Primarily securities of foreign issuers included in the MSCI(R) EAFE(R) (Morgan Stanley Capital International Europe, Australasia, Far East) Index.

STRATEGY: The Fund will attempt to meet its objective through the active selection of foreign equity securities based on the fundamental analysis of companies and investment themes. The investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

         INTERNATIONAL GROWTH
DATES     OPPORTUNITIES FUND          MSCI EAFE(R) INDEX**
   *          $10,000                  $10,000
1998          $ 8,420                  $ 8,882
1999          $11,374                  $11,194
2000          $14,651                  $12,292
2001          $ 9,922                  $ 9,332
2002          $ 7,954                  $ 7,962
              $62,321                  $59,662

PERFORMANCE REVIEW

For the fiscal year ended August 31, 2002, the Fund lost 19.84% versus the MSCI(R) EAFE(R) Index which fell 14.69% for the same period. The Fund's performance includes operating expenses of 110 basis points, whereas Index returns do not include expenses of any kind.

MARKET AND PORTFOLIO HIGHLIGHTS

Near-panic conditions in the wake of the terrorist attacks on September 11th gave way to a subsequent sharp rebound in prices, as some measure of investor discrimination reappeared. By December 31, 2001, prices had staged an impressive, if short-lived, rally in the wake of successive monetary easing around the world. Moving into calendar 2002, markets resumed a prolonged fall, as earnings disappointments led to the re-rating of entire industries and concern intensified as to whether a global recession could be avoided. A series of corporate bankruptcies and accounting scandals among previously well-regarded companies in the US proved the final

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND

     PERIOD ENDED          GROWTH OF            TOTAL
       08/31/02             $10,000             RETURN
     ------------          ---------            ------
1 Year                     $   8,016            (19.84)%
Inception                  $   7,954             (5.14)%+


MSCI(R) EAFE(R) INDEX

   PERIOD ENDED             GROWTH OF            TOTAL
     08/31/02                $10,000            RETURN
   ------------             ---------           ------
1 Year                      $  8,531           (14.69)%
Inception                   $  7,962            (5.13)%+

SEE RELATED NOTES ON FOLLOWING PAGE.

blow for many investors. The result has been a shift out of equities and into bonds, with international markets following the example of the US markets.

Under these very difficult conditions, the Fund enjoyed an exceptional end to calendar 2001 as the Manager increased exposure to those companies that had fallen most heavily in the wake of September 11th. Most of these were technology or telecommunications stocks such as Flextronics, Alcatel and Ericsson, all of which gained up to 30% in each of the three last months of the calendar year.

Moving into 2002, the Manager decided to realize many of the gains generated and to reduce the overall risk profile of the portfolio in January. Despite this, the Fund was unable to withstand the ferocity of the collapse in the growth-oriented sectors of the market that ensued. This was compounded by the Fund's exposure to Elan PLC, an Irish drug distributor which was sold following the revelation that the company was under investigation by the SEC. The liquidation of this stock alone detracted from calendar year-to-date performance by 160 basis points. The prevailing pessimism continued through the summer months, with crushing declines in technology and telecommunication stocks (for example, Flextronics and Ericsson, which detracted from Fund performance by 135 and 190 basis points, respectively) being counter-balanced to a much lesser extent by resilience among selected consumer companies such as Sony, Gucci and Tesco. Elsewhere, certain of the financial holdings, most notably BNP Paribas (contributing 16 basis points to Fund performance calendar year-to-date), have held up well and the Manager's overweight to the energy sector - where prospects for the price of natural gas look outstanding - has contributed positively.

The year's disappointing performance also owes much to the fact that high quality large-cap companies including some in which the Fund invests have been sold down indiscriminately by a panicked market. While the Manager's style has been out of favor this year, it is important that the Fund is well positioned when investors again perceive that well-managed, strongly capitalized companies of the type in which the Fund is invested deserve their premium rating. Accordingly, the Manager has been adding to some of the more beaten-down holdings within technology even as markets have fallen further. For example, a position was re-initiated in Nokia on the conviction that such companies will retain their dominance.

The Manager believes that international markets are possibly at or near their lows and that there is considerable potential for a future rally. Most important of all, the long-awaited turn in the US dollar appears to be here, with the euro having appreciated some 17% since January. A weaker dollar boosts returns from overseas equity holdings when these are translated back into the investor's home currency, and in fact was a positive factor for the Fund in the last eight months, somewhat cushioning the impact of local currency price falls. This factor, perhaps more than any other, may set the scene for a period of recovery.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)    AUGUST 31, 2002
-----------------------------------    ---------------
Vodafone Group PLC                          3.9%
Nestle SA                                   3.9
Canon, Inc.                                 3.3
BP PLC                                      3.1
Sony Corp.                                  3.0
Honda Motor Co., Ltd.                       2.9
HSBC Holdings PLC                           2.9
Novartis AG Class G                         2.9
GlaxoSmithKline PLC                         2.8
Koninklijke Philips Electronics NV          2.6

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

* The Fund commenced operations on May 1, 1998. Index comparisons also began May 1, 1998.

** The Morgan Stanley Capital International Europe, Australasia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

+    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA International Growth Opportunities Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended and for the period May 1, 1998 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


Boston, Massachusetts                  /s/ PricewaterhouseCoopers LLP
October 11, 2002

SSgA
INTERNATIONAL GROWTH OPPORTUNITIES FUND
STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                                         MARKET
                                           NUMBER        VALUE
                                             OF          (000)
                                           SHARES          $
                                           -------      -------
COMMON STOCKS - 98.9%
AUSTRALIA - 1.5%
BHP Billiton, Ltd. (AE)                    277,145        1,391
                                                        -------
CANADA - 5.3%
Celestica, Inc. (AE)                        60,366        1,387
Encana Corp.                                76,619        2,248
Precision Drilling Corp. (AE)               44,600        1,442
                                                        -------
                                                          5,077
                                                        -------
FINLAND - 2.5%
Nokia OYJ (AE)                             177,900        2,376
                                                        -------
FRANCE - 9.6%
Aventis SA (AE)                             19,004        1,119
AXA                                         87,000        1,192
AXA - ADR                                   22,446          308
BNP Paribas                                 38,960        1,817
Sanofi-Synthelabo SA (AE)                   15,309          918
Suez SA (AE)                                86,322        1,982
TotalFinaElf SA (AE)                        10,633        1,516
TotalFinaElf SA - ADR                        4,955          353
                                                        -------
                                                          9,205
                                                        -------
GERMANY - 3.7%
Allianz AG (AE)                             16,830        2,162
E.ON AG (AE)                                26,800        1,381
                                                        -------
                                                          3,543
                                                        -------
IRELAND - 1.9%
CRH PLC                                     73,709        1,052
Ryanair Holdings PLC - ADR (AE)             23,511          769
                                                        -------
                                                          1,821
                                                        -------
JAPAN - 19.1%
Advantest Corp. (AE)                        27,500        1,327
Canon, Inc.                                 92,000        3,150
Canon, Inc. - ADR                            1,086           37
Honda Motor Co., Ltd.                       66,400        2,811
Honda Motor Co., Ltd. - ADR                 34,560          733
Hoya Corp.                                  15,100          948
Mitsubishi Tokyo Financial
Group, Inc. (AE)                               239        1,651
Mitsubishi Tokyo Financial
Group, Inc. Class R - ADR                   58,940          403
NTT DoCoMo, Inc. (AE)                          860        1,828
Sony Corp. (AE)                             65,300        2,847
Sony Corp. - ADR                            10,552          459
Takeda Chemical Industries, Ltd. (AE)       21,100          892
Toyota Motor Corp. (AE)                     49,100        1,215
                                                        -------
                                                         18,301
                                                        -------
NETHERLANDS - 7.6%
ASML Holding NV (AE)                       222,347        2,274
Gucci Group NV                              12,788        1,143
ING Groep NV (AE)                           66,322        1,448
Koninklijke Philips
Electronics NV (AE)                        122,458        2,450
                                                        -------
                                                          7,315
                                                        -------
SINGAPORE - 2.4%
Flextronics International, Ltd. (AE)       242,900        2,300
                                                        -------
SPAIN - 5.0%
Banco Santander Central
Hispano SA (AE)                            234,476        1,566
Endesa SA (AE)                              70,157          833
Telefonica SA (AE)                         211,254        1,937
Telefonica SA - ADR (AE)                    17,587          485
                                                        -------
                                                          4,821
                                                        -------
SWEDEN - 0.6%
Telefonaktiebolaget LM Ericsson
Class B (AE)                               466,600          355
Telefonaktiebolaget LM Ericsson
Rights (AE)                                466,600          166
                                                        -------
                                                            521
                                                        -------

                                                         MARKET
                                           NUMBER        VALUE
                                               OF        (000)
                                           SHARES          $
                                           -------      -------
SWITZERLAND - 10.0%
Nestle SA (AE)                              17,344        3,721
Novartis AG Class G (AE)                    67,701        2,747
Swiss Reinsurance (AE)                      17,520        1,238
UBS AG                                      39,925        1,881
                                                        -------
                                                          9,587
                                                        -------
UNITED KINGDOM - 29.7%
Amvescap PLC                               102,016          689
AstraZeneca PLC (AE)                        14,975          422
AstraZeneca PLC - ADR                        7,470          218
BAE Systems PLC (AE)                       283,925        1,344
Barclays PLC                               234,794        1,685
Barclays PLC - ADR                           7,460          216
BP PLC                                     378,484        2,930
BP PLC - ADR                                 7,561          354
Celltech Group PLC (AE)                    168,864          994
Diageo PLC (AE)                             57,984          701
GlaxoSmithKline PLC                        142,363        2,678
Hays PLC                                   639,075        1,322
HSBC Holdings PLC                          242,028        2,754
Lloyds TSB Group PLC (AE)                  281,320        2,433
Reed Elsevier PLC (AE)                      80,192          716
Rio Tinto PLC                               67,065        1,176
Royal Bank of Scotland Group PLC            25,908          618
Tesco PLC (AE)                             310,589        1,016
Unilever PLC (AE)                           53,736          490
Unilever PLC - ADR                           6,488          237
Vodafone Group PLC (AE)                  2,346,286        3,756
WPP Group PLC (AE)                         227,875        1,678
                                                        -------
                                                         28,427
                                                        -------
TOTAL COMMON STOCKS
(cost $120,120)                                          94,685
                                                        -------
                                         PRINCIPAL       MARKET
                                          AMOUNT         VALUE
                                           (000)         (000)
                                             $             $
                                         ---------      -------
SHORT-TERM INVESTMENTS - 1.3%
UNITED STATES - 1.3%
Federated Investors Prime Cash
Obligation Fund                                922          922
Short-Term Investment Co.                      306          306
                                                        -------
TOTAL SHORT-TERM INVESTMENTS
(cost $1,228)                                             1,228
                                                        -------
TOTAL INVESTMENTS - 100.2%
(identified cost $121,348)                               95,913

OTHER ASSETS AND LIABILITIES,
NET - (0.2%)                                               (152)
                                                        -------
NET ASSETS - 100.0%                                      95,761
                                                        =======

(AE) Nonincome-producing security.

ABBREVIATIONS:
ADR - American Depositary Receipt

FOREIGN CURRENCY ABBREVIATIONS:
SEK - Swedish krona


See accompanying notes which are an integral part of the financial statements.

FOREIGN CURRENCY EXCHANGE SPOT CONTRACTS

                                                       UNREALIZED
                                                      APPRECIATION
      AMOUNT             AMOUNT                      (DEPRECIATION)
       SOLD              BOUGHT         SETTLEMENT        (000)
       (000)             (000)             DATE             $
-------------------  --------------     ----------   --------------
USD             191  SEK      1,775      09/03/02                (2)
                                                     --------------
                                                                 (2)
                                                     ==============



                                                       MARKET
INDUSTRY DIVERSIFICATION                  % OF         VALUE
                                           NET         (000)
(UNAUDITED)                              ASSETS          $
-----------                              ------        ------
Consumer Discretionary                    16.8%        16,076
Consumer Staples                           6.4          6,165
Energy                                     9.2          8,793
Financials                                23.0         22,059
Health Care                               10.3          9,816
Industrials                                4.8          4,606
Information Technology                    12.1         11,560
Materials                                  1.1          1,052
Miscellaneous                              3.9          3,737
Telecommunication Services                 6.9          6,626
Utilities                                  4.4          4,195
Short-Term Investments                     1.3          1,228
                                         -----         ------
Total Investments                        100.2         95,913
Other Assets and Liabilities, Net         (0.2)          (152)
                                         -----         ------
NET ASSETS                               100.0%        95,761
                                         =====         ======

                                                       MARKET
GEOGRAPHIC DIVERSIFICATION                % OF         VALUE
                                           NET         (000)
(UNAUDITED)                              ASSETS          $
-----------                              ------        ------
Asia                                       3.9%         3,691
Europe                                    40.9         39,189
Japan                                     19.1         18,301
Other                                      5.3          5,077
United Kingdom                            29.7         28,427
Short-Term Investments                     1.3          1,228
                                         -----         ------
Total Investments                        100.2         95,913
Other Assets and Liabilities, Net         (0.2)          (152)
                                         -----         ------
NET ASSETS                               100.0%        95,761
                                         =====         ======


  See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL GROWTH OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                   AUGUST 31, 2002


ASSETS
Investment at market (including securities on loan of $4,291),(identified cost $121,348)               $   95,913
Foreign currency holdings (identified cost $30)                                                                30
Receivables:
Dividends                                                                                                     225
Fund shares sold                                                                                               88
Prepaid expenses                                                                                                9
Short-term investments held as collateral for securities loaned, at market                                  4,439
                                                                                                       ----------
Total assets                                                                                              100,704

LIABILITIES
Payables:
Fund shares redeemed                                                                       $    390
Accrued fees to affiliates                                                                       78
Other accrued expenses                                                                           34
Unrealized depreciation on foreign currency exchange spot contracts                               2
Payable upon return of securities loaned, at market                                           4,439
                                                                                           --------

Total liabilities                                                                                           4,943
                                                                                                       ----------
NET ASSETS                                                                                             $   95,761
                                                                                                       ==========
NET ASSETS CONSIST OF:
Undistributed net investment income                                                                    $      424
Accumulated net realized gain (loss)                                                                      (32,422)
Unrealized appreciation (depreciation) on:
Investments                                                                                               (25,435)
Foreign currency-related transactions                                                                          (1)
Shares of beneficial interest                                                                                  13
Additional paid-in capital                                                                                153,182
                                                                                                       ----------
NET ASSETS                                                                                             $   95,761
                                                                                                       ==========

NET ASSET VALUE, offering and redemption price per share:
($95,760,570 divided by 13,119,620 shares of $.001 par value
shares of beneficial interest outstanding)                                                             $     7.30
                                                                                                       ==========


See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL GROWTH OPPORTUNITIES FUND

STATEMENT OF OPERATIONS
Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $161)                           $    1,480
Securities Lending Income                                                           57
                                                                            ----------
Total investment income                                                          1,537

EXPENSES
Advisory fees                                                   $    737
Administrative fees                                                  100
Custodian fees                                                       167
Distribution fees                                                     55
Transfer agent fees                                                   52
Professional fees                                                     26
Registration fees                                                     12
Shareholder servicing fees                                            56
Trustees' fees                                                        11
Miscellaneous                                                         16
                                                                --------
Expenses before reductions                                         1,232
Expense reductions                                                  (151)
                                                                --------
Expenses, net                                                                    1,081
                                                                            ----------
Net investment income (loss)                                                       456
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                      (18,670)
Foreign currency-related transactions                                (31)      (18,701)
                                                                --------
Net change in unrealized appreciation (depreciation) on:
Investments                                                       (3,502)
Foreign currency-related transactions                                (12)       (3,514)
                                                                --------    ----------
Net realized and unrealized gain (loss)                                        (22,215)
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $  (21,759)
                                                                            ==========


  See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL GROWTH OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                     2002          2001
                                                                  ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)                                      $      456    $      489
Net realized gain (loss)                                             (18,701)      (13,675)
Net change in unrealized appreciation (depreciation)                  (3,514)      (34,040)
                                                                  ----------    ----------
Net increase (decrease) in net assets from operations                (21,759)      (47,226)
                                                                  ----------    ----------
DISTRIBUTIONS
From net investment income                                              (464)         (609)
From net realized gain                                                    --        (6,960)
                                                                  ----------    ----------
Net decrease in net assets from distributions                           (464)       (7,569)
                                                                  ----------    ----------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions          6,768        28,372
                                                                  ----------    ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                          (15,455)      (26,423)
NET ASSETS
Beginning of period                                                  111,216       137,639
                                                                  ----------    ----------
End of period (including undistributed net investment income of
$424 and $464, respectively)                                      $   95,761    $  111,216
                                                                  ==========    ==========


See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL GROWTH OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                         FISCAL YEARS ENDED AUGUST 31,
                                           ---------------------------------------------------------
                                             2002        2001        2000        1999         1998*
                                           --------    --------    --------    --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD       $   9.15    $  14.37    $  11.31    $   8.42     $  10.00
                                           --------    --------    --------    --------     --------

INCOME FROM OPERATIONS
Net investment income (a)                       .04         .05         .07         .11          .03
Net realized and unrealized gain (loss)       (1.85)      (4.50)       3.17        2.83        (1.61)
                                           --------    --------    --------    --------     --------
Total income from operations                  (1.81)      (4.45)       3.24        2.94        (1.58)
                                           --------    --------    --------    --------     --------
DISTRIBUTIONS
From net investment income                     (.04)       (.06)       (.08)       (.05)          --
From net realized gain                           --        (.71)       (.10)         --           --
                                           --------    --------    --------    --------     --------
Total distributions                            (.04)       (.77)       (.18)       (.05)          --
                                           --------    --------    --------    --------     --------
Net Asset Value, End of Period             $   7.30    $   9.15    $  14.37    $  11.31     $   8.42
                                           ========    ========    ========    ========     ========

TOTAL RETURN (%)(b)                          (19.84)     (32.28)      28.82       35.08       (15.80)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)     95,761     111,216     137,639      53,416       22,966

Ratios to average net assets (%)(c):
Operating expenses, net (d)                    1.10        1.10        1.10        1.10         1.10
Operating expenses, gross (d)                  1.25        1.22        1.16        1.30         1.66
Net investment income                           .46         .41         .48        1.16         1.27

Portfolio turnover rate (%)(c)                55.35       39.14       45.76       39.19        17.24



*    For the period May 1, 1998 (commencement of operations) to August 31, 1998.

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(b)  Periods less than one year are not annualized.

(c)  The ratios for periods ended August 31, 1998 are annualized.

(d)  See Note 4 for current periods amounts.

  See accompanying notes which are an integral part of the financial statements.

SSgA
INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the Investment Company) is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA International Growth Opportunities Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the last reported sales price. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities. Investments in other mutual funds are valued at the net asset value per share.

     Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

     The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had net tax basis capital loss carryovers of $1,560,006 and $14,599,590, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009 and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $16,021,812 incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in foreign denominated investments, passive foreign investment companies, foreign currency contracts and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

       Cost of Investments for Tax Purposes               $ 121,597,468
       Gross Tax Unrealized Appreciation                      1,700,719
       Gross Tax Unrealized Depreciation                    (27,385,430)
                                                          -------------
       Net Tax Unrealized Appreciation (Depreciation)     $ (25,684,711)
                                                          =============
       Undistributed Ordinary Income                      $     433,593
       Undistributed Long-Term Gains
       (Capital Loss Carryforward)                        $ (16,159,596)

       TAX COMPOSITION OF DISTRIBUTIONS:
       Ordinary Income                                    $     463,505
       Long-Term Capital Gains                            $          --
       Tax Return of Capital                              $          --

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

     FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

     (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

     (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

     Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

     It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates, from that portion that arises from changes in market prices of investments during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

     DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

     The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open foreign currency exchange spot contracts at August 31, 2002 are presented in the accompanying Statement of Net Assets.

     INVESTMENT IN INTERNATIONAL MARKETS: Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding short-term investments, aggregated to $61,713,708 and $53,706,736, respectively.

     SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, the value of outstanding securities on loan and the value of collateral amounted to $4,290,906 and $4,439,255, respectively.

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of its average daily net assets on an annual basis. The total amount of the reimbursement for the period ended August 31, 2002, was $150,125. As of August 31, 2002, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fees payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $1,239 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all International portfolios: $0 up to $1 billion - .07%; over $1 billion - .05%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $24,551, $6,875 and $20,721 by State Street, Global Markets and CitiStreet, respectively. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

       Advisory fees                $ 47,317
       Administration fees             3,224
       Custodian fees                 14,240
       Distribution fees               1,868
       Shareholder servicing fees      5,149
       Transfer agent fees             5,547
       Trustees' fees                    424
                                    --------
                                    $ 77,769
                                    ========

     BENEFICIAL INTEREST: As of August 31, 2002, one shareholder was a record owner of approximately 18% of the total outstanding shares of the Fund.

5.   FUND SHARE TRANSACTIONS (amounts in thousands)

                                           FISCAL YEARS ENDED AUGUST 31,
                                   ---------------------------------------------
                                         2002                        2001
                                   -------------------        ------------------
                                   SHARES      DOLLARS        SHARES     DOLLARS
                                   ------      -------        ------     -------
Proceeds from shares sold           7,639    $  62,995        9,759    $ 112,906
Proceeds from reinvestment of
distributions                          25          209          377        4,586
Payments for shares redeemed       (6,699)     (56,436)      (7,558)     (89,120)
                                   ------      -------       ------      -------

Total net increase (decrease)         965    $   6,768        2,578    $  28,372
                                   ======    =========       ======    =========


6.   INTERFUND LENDING PROGRAM

     The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

SSgA
INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                                                 TAX INFORMATION
                                                     AUGUST 31, 2002 (UNAUDITED)

The Fund paid foreign taxes of $160,569 and recognized $1,605,721 of foreign source income during the taxable year ended August 31, 2002. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0122 per share of foreign taxes paid and $.1224 of gross income earned from foreign sources in the taxable year ended August 31, 2002.

Please consult a tax advisor for questions about federal or state income tax laws.

SSgA
INTERNATIONAL GROWTH OPPORTUNITIES FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002


The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                             NO. OF
                       POSITION(S) HELD                                                   PORTFOLIOS
       NAME,             WITH FUND AND       TERM          PRINCIPAL OCCUPATION(S)        IN COMPLEX              OTHER
      ADDRESS,             LENGTH OF          OF                 DURING THE                OVERSEEN            DIRECTORSHIPS
       AGE                TIME SERVED       OFFICE              PAST 5 YEARS              BY TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson       Trustee           Appointed until  - Vice Chairman,                      25            Trustee,
909 A Street           since 1988        successor is       Frank Russell Company;                            Frank Russell
Tacoma, WA 98402                         duly elected                                                         Investment
                                         and qualified    - Chairman of the Board,                            Company Funds
                                                            Frank Russell Investment                          and Russell
Age 63                                                      Management Company and                            Insurance Funds
                                                            Frank Russell Trust Company;                      (investment
                       President and     Until successor                                                      companies)
                       Chairman of       is chosen and    - Chairman of the Board and
                       the Board         qualified by       Chief Executive Officer, Russell
                       since 1988        the Trustees.      Fund Distributors, Inc.; and

                                                          - Director, Russell
                                                            Insurance Agency, Inc.,
                                                            Frank Russell Investments
                                                            (Ireland) Limited, Frank
                                                            Russell Investment
                                                            Company PLC; Frank
                                                            Russell Investment
                                                            Company II PLC, Frank
                                                            Russell Investment
                                                            Company III PLC, Frank
                                                            Russell Institutional
                                                            Funds PLC, Frank Russell
                                                            Qualifying Investor Fund,
                                                            and Frank Russell
                                                            Investments (Cayman) Ltd.

                                                                                             NO. OF
                       POSITION(S) HELD                                                   PORTFOLIOS
       NAME,             WITH FUND AND       TERM          PRINCIPAL OCCUPATION(S)        IN COMPLEX              OTHER
      ADDRESS,             LENGTH OF          OF                 DURING THE                OVERSEEN            DIRECTORSHIPS
       AGE                TIME SERVED       OFFICE              PAST 5 YEARS              BY TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
William L. Marshall    Trustee           Appointed until  - Chief Executive Officer and         25            None
33 West Court Street   since 1988        successor is       President, Wm. L. Marshall
Doylestown, PA                           duly elected       Associates, Inc., Wm. L. Marshall
18901                                    and qualified      Companies, Inc. and the
                                                            Marshall Financial Group
Age 59                                                      (a registered investment advisor
                                                            and provider of financial and
                                                            related consulting services);

                                                          - Certified Financial Planner and
                                                            Member, Institute of Certified
                                                            Financial Planners; and

                                                          - Registered Representative for
                                                            Securities with FSC Securities
                                                            Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee           Appointed until  - September 2000 to Present,          25            None
522 5th Avenue         since 1988        successor is       Global Head of Structured Real
New York, NY                             duly elected       Estate, J.P. Morgan Investment
10036                                    and qualified      Management

Age 45                                                    - January 2000 to September 2000,
                                                            Managing Director,
                                                            HSBC Securities (USA) Inc.

                                                          - From 1998 to 2000, President,
                                                            Key Global Capital, Inc.;

                                                          - From 1997 to 1998, Partner, Squire,
                                                            Sanders & Dempsey (law firm); and

                                                          - From 1994 to 1997, Partner, Brown,
                                                            Rudnick, Freed & Gesmer (law firm).

                                                                                             NO. OF
                       POSITION(S) HELD                                                   PORTFOLIOS
       NAME,             WITH FUND AND       TERM          PRINCIPAL OCCUPATION(S)        IN COMPLEX              OTHER
      ADDRESS,             LENGTH OF          OF                 DURING THE                OVERSEEN            DIRECTORSHIPS
       AGE                TIME SERVED       OFFICE              PAST 5 YEARS              BY TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley       Trustee           Appointed until  - Partner, Riley, Burke & Donahue,        25        Director -
One Corporate Place    since 1988        successor is       L.L.P. (law firm).                                SSgA Cash
55 Ferncroft Road                        duly elected                                                         Management
Danvers, MA 01923                        and qualified                                                        Fund PLC,
                                                                                                              State Street
Age 53                                                                                                        Global Advisors
                                                                                                              Ireland, Ltd.

Richard D. Shirk       Trustee           Appointed until  - 1996 to May 2002, Chairman,             25        None
1180 Brookgate Way     since 1988        successor is       Cerulean Companies, Inc.
N.E.                                     duly elected       (Retired);
Atlanta, GA 30319                        and qualified
                                                          - 1996 to March 2001, President and
                                                            CEO, Cerulean Companies, Inc.;
Age 56
                                                          - 1992 to March 2001, President
                                                            and Chief Executive Officer, Blue
                                                            Cross/Blue Shield of Georgia;

                                                          - 1993 to November 2001, Chairman
                                                            and Board Member, Georgia Caring
                                                            for Children Foundation (private
                                                            foundation); and

                                                          - 1998 to Present, Board Member,
                                                            Healthcare Georgia Foundation
                                                            (private foundation)

Bruce D. Taber         Trustee           Appointed until  - Consultant, Computer Simulation,        25        Director -
26 Round Top Road      since 1991        successor is       General Electric Industrial Control               SSgA Cash
Boxford, MA 01921                        duly elected       Systems.                                          Management
                                         and qualified                                                        Fund PLC,
Age 59                                                                                                        State Street
                                                                                                              Global Advisors
                                                                                                              Ireland, Ltd.

                                                                                             NO. OF
                       POSITION(S) HELD                                                   PORTFOLIOS
       NAME,             WITH FUND AND       TERM          PRINCIPAL OCCUPATION(S)        IN COMPLEX              OTHER
      ADDRESS,             LENGTH OF          OF                 DURING THE                OVERSEEN            DIRECTORSHIPS
       AGE                TIME SERVED       OFFICE              PAST 5 YEARS              BY TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
Henry W. Todd          Trustee           Appointed until  -  Chairman, President and CEO,       25            Director -
150 Domorah Drive      since 1988        successor is        A.M. Todd Group, Inc.; and                       SSgA Cash
Montgomeryville,                         duly elected                                                         Management
PA 18936                                 and qualified    -  President and CEO, Zink & Triest                 Fund PLC,
                                                             Co., Inc. (dealer in vanilla                     State Street
                                                             flavor materials).                               Global Advisors
Age 55                                                                                                        Ireland, Ltd.



                       POSITION(S) HELD
       NAME,             WITH FUND AND       TERM                               PRINCIPAL OCCUPATION(S)
      ADDRESS,             LENGTH OF          OF                                      DURING THE
       AGE                TIME SERVED       OFFICE                                   PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
J. David Griswold      Vice President    Until successor  -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street           and Secretary     is chosen and       Frank Russell Company
Tacoma, WA 98402       since 1994        qualified by
                                         Trustees         -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 45                                                       Investment Management Company, Frank Russell Capital Inc. and
                                                             Frank Russell Investments (Delaware), Inc.;

                                                          -  Assistant Secretary and Associate General Counsel,
                                                             Russell Fund Distributors, Inc.

                                                          -  Director, Secretary and Associate General Counsel,
                                                             Frank Russell Securities, Inc.;

                                                          -  Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson        Treasurer and     Until successor  -  Director - Funds Administration, Frank Russell Investment
909 A Street           Chief             is chosen and       Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402       Accounting        qualified by
                       Officer           Trustees         -  Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                 since 2000                            Company and Russell Insurance Funds.

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

HIGH YIELD BOND FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                              HIGH YIELD BOND FUND

                                  Annual Report
                                August 31, 2002

                                Table of Contents


                                                        Page
Chairman's Letter                                          3

Portfolio Management Discussion and Analysis               4

Report of Independent Accountants                          6

Financial Statements                                       7

Financial Highlights                                      14

Notes to Financial Statements                             15

Disclosure of Information About Fund Trustees             20

Fund Management and Service Providers                     24


"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA HIGH YIELD BOND FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA High Yield Bond Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                     /s/ Agustin J. Fleites

Timothy B. Harbert                         Agustin J. Fleites
State Street Global Advisors               SSgA Funds Management, Inc.
Chairman and Chief Executive Officer       President

SSgA HIGH YIELD BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize total return by investing primarily in non-investment grade corporate bonds.

INVESTS IN: Primarily domestic, non-investment grade corporate bonds.

STRATEGY: Fund Managers make investment decisions that enable the Fund's performance to seek excess returns over the Lehman Brothers High Yield Bond Index while taking moderate active risk.

[CHART]
GROWTH OF A $10,000 INVESTMENT
YEARLY PERIODS ENDED AUGUST 31

                                         LEHMAN BROTHERS
                                           HIGH YIELD
DATES     HIGH YIELD BOND FUND            BOND INDEX **
-----     --------------------           ---------------
    *           $10,000                      $10,000
 1998           $ 9,941                      $ 9,569
 1999           $11,055                      $ 9,962
 2000           $11,904                      $10,074
 2001           $11,451                      $10,097
 2002           $11,165                      $ 9,325
                $65,516                      $59,027

PERFORMANCE REVIEW

For the fiscal year ended August 31, 2002 the SSgA High Yield Bond Fund posted a loss of 2.50% versus a loss of 7.65% for the Lehman Brothers High Yield Index. The Fund's performance includes operating expenses of 75 basis points, whereas Index returns do not include expenses of any kind. The Fund's superior performance versus the Index was primarily attributable to underweights in telecommunications, utilities and airline issues, and to the higher quality portfolio of the Fund relative to the Index over the year. Also contributing to Fund performance was specific underweights or avoidance of issues of high-performing companies fallen on hard times due to business model failure or corporate malfeasance (`fallen angels') that were initially issued above investment grade but have since declined below investment grade.

The Fund achieved its greatest outperformance in June and July of 2002, exceeding Index losses of 7.37% in June and 4.37% in

SSgA HIGH YIELD BOND FUND

PERIOD ENDED                  GROWTH OF          TOTAL
08/31/02                     $  10,000          RETURN
------------                 ----------         ------
1 Year                       $   9,750          (2.50)%
Inception                    $  11,165           2.58%+

LEHMAN BROTHERS HIGH YIELD BOND INDEX

PERIOD ENDED                  GROWTH OF          TOTAL
08/31/02                     $  10,000          RETURN
------------                 ----------         ------
1 Year                       $   9,235          (7.65)%
Inception                    $   9,325          (1.60)%+

SEE RELATED NOTES ON FOLLOWING PAGE.

SSgA HIGH YIELD BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

July by 3.11% and 2.84%, respectively. The 7.37% loss in June represents a record monthly loss for the Index. An underweight to WorldCom at the beginning of June 2002 added to performance for the Fund. The Fund held 1.49% in WorldCom, which resulted in a loss of 0.95%, compared to the Index which held 4.05% resulting in a loss of 66.93%. Additionally, the Fund did not hold Qwest which added approximately 60 basis points to performance. This holding represented 2.40% of the Index in June and posted a loss of 24.77%. Another 57 basis points in performance was added to the Fund in June as it did not hold Adelphia Communication. This represented 1.20% of the Index resulting in a loss of 47.47% for the month of June. In addition, underweights in cash flow-negative industries (telecommunications, utilities, technology and airlines) contributed to performance throughout 2002, especially in June and July. The Fund's higher quality, more defensive positioning helped performance relative to the Index, particularly in June and July 2002, although the Fund did give back some of that performance in August 2002 as the high yield market staged a partial recovery.

MARKET AND PORTFOLIO HIGHLIGHTS

Over the past fiscal year, the high yield market, as represented by the Lehman High Yield Bond Index, suffered three months of significant losses that contributed to its negative performance for the year: September, 2001, in which it lost 6.72%, reflecting short-term reaction to the events of September 11th, and June and July of 2002, when it lost 7.37% and 4.37%, respectively, reflecting the impact of the Worldcom and Qwest frauds and the ripple effect on the entire market. The June and July losses reflect the culmination of two important developments in the high yield market over the past year: 1) the record number of fallen angels entering the market, and 2) the increasing separation between cash flow - positive and cash flow - negative industries, the latter including telecommunications, utilities, cable, technology and airlines issues.

Approximately $180 billion face value of debt issued by `fallen angels' has entered the market since the beginning of calendar 2001, with $90 billion entering in 2002, including $45 billion of Worldcom and Qwest. As witnessed with Worldcom and Qwest, these types of bonds have a disproportionate effect on high yield market returns. According to Merrill Lynch, the average `fallen angel' issuer has almost ten times as much debt outstanding as the average high yield company. These securities currently represent approximately 25% on a par value basis of the investable high yield market. They also present the challenge to the portfolio Manager to balance issuer concentration risk against benchmark risk.

The Management team believes the outlook for the high yield market over the next year is positive, based on low valuations and slowly declining default rates. The two issues mentioned above that affected returns in the past year, however, will continue to test high yield managers. The SSgA High Yield Bond Fund favors diversification, limiting single issuer exposure over strict adherence to issuer weights within the Index. The Fund will seek to underweight the higher yielding, cash flow - negative industries such as telecom and utilities, advocating a more defensive posture in the near term in this less certain economic environment.

TOP TEN ISSUERS
(AS A PERCENT OF TOTAL INVESTMENTS)               AUGUST 31, 2002
-----------------------------------               ---------------
United States Treasuries                                21.9
Federated Investors Prime Cash
  Obligation Fund                                        4.6
American Advantage Money Market Fund                     3.9
Allied Waste North America                               1.8
Insight Health Services Corp.                            1.4
Mirage Resorts, Inc.                                     1.2
Iron Mountain, Inc.                                      1.2
Pacifica Papers, Inc.                                    1.2
KB Home                                                  1.1
AK Steel Corp.                                           1.1

                                   ----------

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The High Yield Bond Fund commenced operations on May 5, 1998. Index comparisons began May 1, 1998.

** The Lehman Brothers High Yield Bond Index includes all fixed income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100 million, and at least 1 year to maturity; PIKs and Eurodollars are excluded.

+    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA High Yield Bond Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended and for the period May 5, 1998 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                  /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2002

SSgA
HIGH YIELD BOND FUND

STATEMENT OF NET ASSETS

                                          PRINCIPAL      MARKET
                                           AMOUNT         VALUE
                                            (000)         (000)
                                              $             $
                                          ---------    -----------
LONG-TERM INVESTMENTS - 70.5%
CORPORATE BONDS AND NOTES - 67.7%
Acme Communications, Inc.
  Series B
  10.875% due 09/30/04                        500          488
Adelphia Business Solutions, Inc.
  12.000% due 11/01/07 (0)                  1,000            3
AK Steel Corp.
  7.875% due 02/15/09                         700          704
  7.750% due 06/15/12                         400          398
Alamosa Delaware, Inc.
  12.500% due 02/01/11                        200           66
  13.625% due 08/15/11                        500          175
Alliance Imaging, Inc.
  10.375% due 04/15/11                        250          264
Allied Waste North America
  Series B
  7.625% due 01/01/06                       1,150        1,132
  8.500% due 12/01/08                         700          693
AmerisourceBergen Corp.
  8.125% due 09/01/08                         450          466
Argosy Gaming Co.
  10.750% due 06/01/09                        700          760
BRL Universal Equipment 2001 A, LP
  8.875% due 02/15/08                         750          750
Calpine Corp.
  8.250% due 08/15/05                         550          308
  8.625% due 08/15/10                         250          135
  8.500% due 02/15/11                         520          273
Charter Communications Holdings,
  LLC/ Charter Communications
  Holdings CapitalCorp.
  10.750% due 10/01/09                      1,500        1,049
Chesapeake Energy Corp.
  8.375% due 11/01/08                         725          714
CMS Energy Corp.
  8.900% due 07/15/08                         600          486
Coaxial Communications of
  Central Ohio, Inc.
  10.000% due 08/15/06                      1,000          855
Coinmach Corp.
  9.000% due 02/01/10                         600          615
Compass Minerals Group, Inc.
  10.000% due 08/15/11                        675          702
Concentra Operating Corp.
  13.000% due 08/15/09                        750          811
Constellation Brands, Inc.
  8.500% due 03/01/09                         575          599
Continental Resources, Inc.
  10.250% due 08/01/08                        550          472
CSC Holdings, Inc.
  Series B
  7.625% due 04/01/11                         100           82
  9.875% due 04/01/23                       1,000          690
DR Horton, Inc.
  8.500% due 04/15/12                         750          743
Dura Operating Corp.
  Series B
  8.625% due 04/15/12                         600          609
EchoStar Broadband Corp.
  10.375% due 10/01/07                        900          918
Entercom Radio LLC/Entercom
  Capital, Inc.
  7.625% due 03/01/14                         750          769
Equistar Chemicals, LP/Equistar
  Funding Corp.
  10.125% due 09/01/08                        800          768
Felcor Lodging, LP
  8.500% due 06/01/11                         700          676
Fleming Co.s, Inc.
  10.125% due 04/01/08                        900          882
Ford Motor Credit Co.
  7.250% due 10/25/11                         900          865
Frontier Oil Corp.
  Series A
  9.125% due 02/15/06                         500          504

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
                                            (000)         (000)
                                              $             $
                                          ---------    -----------
Gray Television, Inc.
  9.250% due 12/15/11                       650          653
Grey Wolf, Inc.
  8.875% due 07/01/07                       500          508
  Series C
  8.875% due 07/01/07                       350          352
Host Marriott, LP
  Series I
  9.500% due 01/15/07                       500          508
Huntsman International LLC
  9.875% due 03/01/09                       600          615
Insight Health Services Corp.
  Series B
  9.875% due 11/01/11                     1,455        1,421
Interface, Inc.
  Series B
  9.500% due 11/15/05                       850          826
Intermedia Communications, Inc.
  Series B
  11.250% due 07/15/07 (0)                  700          140
Iron Mountain, Inc.
  8.750% due 09/30/09                       750          767
  8.250% due 07/01/11                       450          439
ISP Chemco, Inc.
  Series B
  10.250% due 07/01/11                      700          700
ITT Corp.
  6.750% due 11/15/05                       700          682
JLG Industries, Inc.
  8.375% due 06/15/12                       385          370
John Q Hammons Hotels, LP/John Q
  Hammons Hotels Finance Corp. III
  Series B
  8.875% due 05/15/12                       700          679
KB Home
  7.750% due 10/15/04                       500          505
  9.500% due 02/15/11                       620          623
L-3 Communications Corp.
  8.500% due 05/15/08                       525          541
  7.625% due 06/15/12                       400          414
LBI Media, Inc.
  10.125% due 07/15/12                      500          493
Lear Corp.
  Series B
  8.110% due 05/15/09                       725          761
Levi Strauss & Co.
  6.800% due 11/01/03                       975          858
Lin Holdings Corp. Step Up Bond
  Zero Coupon due 03/01/08                  750          720
Lyondell Chemical Co.
  11.125% due 07/15/12                      950          978
Magnum Hunter Resources, Inc.
  9.600% due 03/15/12                       700          714
Mandalay Resort Group
  6.750% due 07/15/03                       700          703
Meritage Corp.
  9.750% due 06/01/11                       750          750
Mirage Resorts, Inc.
  6.750% due 02/01/08                     1,250        1,217
Mohegan Tribal Gaming Authority
  8.000% due 04/01/12                       700          712
Nortek, Inc.
  Series B
  9.875% due 06/15/11                       750          735
Ocean Energy, Inc.
  Series B
  8.375% due 07/01/08                       800          838
Owens & Minor, Inc.
  8.500% due 07/15/11                       750          780
Owens-Brockway
  8.875% due 02/15/09                       750          771
Owens-Illinois, Inc.
  7.850% due 05/15/04                       750          716
PanAmSat Corp.
  8.500% due 02/01/12                       600          553
Park Place Entertainment Corp.
  7.500% due 09/01/09                       930          923
Penn National Gaming, Inc.
  8.875% due 03/15/10                       700          690


                                          PRINCIPAL       MARKET
                                           AMOUNT         VALUE
                                            (000)         (000)
                                              $             $
                                          ---------    -----------
Petco Animal Supplies, Inc.
  10.750% due 11/01/11                        600          639
PharMerica, Inc.
  8.375% due 04/01/08                         250          256
Pliant Corp.
  13.000% due 06/01/10                        400          402
Psinet, Inc.
  11.000% due 08/01/09 (0)                    250           24
Radio One, Inc.
  Series B
  8.875% due 07/01/11                         670          692
RFS Partnership, LP
  9.750% due 03/01/12                         365          365
Roundy's, Inc.
  8.875% due 06/15/12                         900          909
Russell Corp.
  9.250% due 05/01/10                         975          996
Salem Communications Corp.
  Series B
  9.500% due 10/01/07                         105          107
Salem Communications Holding Corp.
  Series B
  9.000% due 07/01/11                         600          617
Silgan Holdings, Inc.
  9.000% due 06/01/09                         180          186
Simmons Co.
  Series B
  10.250% due 03/15/09                        700          744
Sinclair Broadcast Group, Inc.
  8.750% due 12/15/11                         700          712
Six Flags, Inc.
  9.500% due 02/01/09                         750          671
  8.875% due 02/01/10                         250          217
Sovereign Bancorp, Inc.
  8.625% due 03/15/04                         750          780
Sovereign Capital Trust I
  9.000% due 04/01/27                         300          255
Standard-Pacific Corp.
  9.250% due 04/15/12                         350          336
Station Casinos, Inc.
  8.875% due 12/01/08                         700          719
Stone Container Corp.
  9.750% due 02/01/11                         670          704
Swift Energy Co.
  9.375% due 05/01/12                         900          860
Texas Petrochemicals
  11.125% due 07/01/06                        350          252
TransWestern Publishing Co.
  Series F
  9.625% due 11/15/07                       1,065        1,069
Trimas Corp.
  9.875% due 06/15/12                         575          569
Triton PCS, Inc.
  8.750% due 11/15/11                         650          497
United Auto Group, Inc.
  9.625% due 03/15/12                         925          934
Vanguard Health Systems, Inc.
  9.750% due 08/01/11                         650          657
Vertis, Inc.
  10.875% due 06/15/09                        615          612
Vintage Petroleum, Inc.
  9.000% due 12/15/05                         800          818
Waterford Gaming LLC
  9.500% due 03/15/10                         950          975
Westar Energy, Inc.
  9.750% due 05/01/07                         900          829
Western Financial Bank
  9.625% due 05/15/12                         700          669
Willis Corroon Corp.
  9.000% due 02/01/09                         750          782
XM Satellite Radio, Inc.
  14.000% due 03/15/10                        500          171
XTO Energy, Inc.
  Series B
  8.750% due 11/01/09                         500          526
  7.500% due 04/15/12                         500          520
Yum! Brands, Inc.
  8.875% due 04/15/11                       1,000        1,074
                                                      --------
                                                        67,224
                                                      --------

                                          PRINCIPAL      MARKET
                                           AMOUNT         VALUE
                                            (000)         (000)
                                              $             $
                                          ---------    -----------
EURODOLLAR BONDS - 1.6%
Acetex Corp.
  10.875% due 08/01/09                           500          520
Hollinger Participation Trust
  12.125% due 11/15/10                           447          373
Ono Finance
  14.000% due 02/15/11                           500          100
Tembec Industries, Inc.
  7.750% due 03/15/12                            700          676
                                                         --------
                                                            1,669
                                                         --------

YANKEE BONDS - 1.2%
360networks, Inc.
  12.500% due 12/15/05 (0)                       500            0
GT Group Telecom, Inc.
  13.250% due 02/01/10 (0)                     1,500            2
Pacifica Papers, Inc.
  10.000% due 03/15/09                         1,150        1,172
                                                         --------
                                                            1,174
                                                         --------

TOTAL LONG-TERM INVESTMENTS
(cost $76,022)                                             70,067
                                                         --------
                                           NUMBER
                                             OF
                                           SHARES
                                          ---------
PREFERRED STOCKS - 0.0%
INDUSTRIALS - 0.0%
McLeodUSA, Inc.                             1,750               4
                                                         --------
TOTAL PREFERRED STOCKS
(cost $378)                                                     4
                                                         --------

                                          PRINCIPAL       MARKET
                                           AMOUNT          VALUE
                                            (000)          (000)
                                              $              $
                                          ---------    -----------
SHORT-TERM INVESTMENTS - 30.7%
American Advantage
  Money Market Fund                           3,881          3,881
Federated Investors Prime Cash
  Obligation Fund                             4,615          4,615
United States Treasury Bill
  1.660% due 09/05/02 (c)(y)                 22,000         21,996
                                                          --------
TOTAL SHORT-TERM INVESTMENTS
(cost $30,492)                                              30,492
                                                          --------

                                           NUMBER
                                             OF
                                           SHARES
                                          ---------
WARRANTS - 0.0%
XM Satellite Radio Holdings, Inc.
  2010 Warrants (AE)(0)                      500                  0
GT Group Telecom, Inc.
  2010 Warrants (AE)(0)                    1,500                  2
                                                           --------
TOTAL WARRANTS
(cost $101)                                                       2
                                                           --------
TOTAL INVESTMENTS - 101.2%
(identified cost $106,993)                                  100,565

OTHER ASSETS AND LIABILITIES,
NET - (1.2%)                                                (1,238)
                                                           --------
NET ASSETS - 100.0%                                          99,327
                                                           ========

(AE) Nonincome-producing security.

(y)  Rate noted is yield-to-maturity from date of acquisition.

(c)  At amortized cost, which approximates market.

(0)  In default.

See accompanying notes which are an integral part of the financial statements.

SSgA
HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)
                                                                 AUGUST 31, 2002

ASSETS
Investments at market (identified cost $106,993)                      $ 100,565
Receivables:
  Dividends and interest                                                  1,933
  Fund shares sold                                                          685
Prepaid expenses                                                             11
                                                                     ----------
    Total assets                                                        103,194

LIABILITIES
Payables:
  Investments purchased                            $   3,688
  Fund shares redeemed                                   102
  Accrued fees to affiliates                              51
  Other accrued expenses                                  26
                                                  ----------
    Total liabilities                                                     3,867
                                                                     ----------
NET ASSETS                                                            $  99,327
                                                                     ==========
NET ASSETS CONSIST OF:
Undistributed net investment income                                   $   1,105
Accumulated net realized gain (loss)                                     (7,142)
Unrealized appreciation (depreciation) on investments                    (6,428)
Shares of beneficial interest                                                13
Additional paid-in capital                                              111,779
                                                                     ----------
NET ASSETS                                                            $  99,327
                                                                     ==========
NET ASSET VALUE, offering and redemption price per share:
  ($99,327,032 divided by 12,652,136 shares of $.001 par value
  shares of beneficial interest outstanding)                          $    7.85
                                                                     ==========

See accompanying notes which are an integral part of the financial statements.

SSgA

HIGH YIELD BOND FUND

STATEMENT OF OPERATIONS
Amounts in thousands
                                       FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
  Interest                                                                          $ 5,394
  Dividends                                                                              86
                                                                                  ---------
    Total investment income                                                           5,480

EXPENSES
  Advisory fees                                                         $   172
  Administrative fees                                                        49
  Custodian fees                                                             38
  Distribution fees                                                          38
  Transfer agent fees                                                        40
  Professional fees                                                          20
  Registration fees                                                          16
  Shareholder servicing fees                                                 32
  Trustees' fees                                                             11
  Miscellaneous                                                              14
                                                                      ---------
  Expenses before reductions                                                430
  Expense reductions                                                         (1)
                                                                      ---------
    Expenses, net                                                                       429
                                                                                  ---------
Net investment income (loss)                                                          5,051
                                                                                  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                              (2,052)
Net change in unrealized appreciation (depreciation) on investments                  (4,208)
                                                                                  ---------
Net realized and unrealized gain (loss)                                              (6,260)
                                                                                  ---------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                               $(1,209)
                                                                                  =========

See accompanying notes which are an integral part of the financial statements.

SSgA

HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands
                                           FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                         2002          2001
                                                                      ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                        $  5,051      $  4,498
  Net realized gain (loss)                                              (2,052)       (4,227)
  Net change in unrealized appreciation (depreciation)                  (4,208)       (1,798)
                                                                      --------      --------
    Net increase (decrease) in net assets from operations               (1,209)       (1,527)
                                                                      --------      --------
DISTRIBUTIONS
  From net investment income                                            (4,459)       (5,052)
                                                                      --------      --------
SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions         60,348        (2,463)
                                                                      --------      --------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                             54,680        (9,042)

NET ASSETS
  Beginning of period                                                   44,647        53,689
                                                                      --------      --------
  End of period (including undistributed net investment income of
    $1,105 and $513, respectively)                                    $ 99,327      $ 44,647
                                                                      ========      ========

See accompanying notes which are an integral part of the financial statements.

SSgA

HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              FISCAL YEARS ENDED AUGUST 31,
                                            --------------------------------------------------------------
                                              2002        2001         2000          1999           1998*
                                            -------     --------     --------      --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 8.75      $ 10.14      $ 10.32      $   9.90       $  10.00
                                            -------     --------     --------      --------       --------
INCOME FROM OPERATIONS
  Net investment income (a)                     .70          .92          .96           .78            .18
  Net realized and unrealized gain (loss)      (.90)       (1.30)        (.21)          .30           (.24)
                                            -------     --------     --------      --------       --------
    Total income from operations               (.20)        (.38)         .75          1.08           (.06)
                                            -------     --------     --------      --------       --------
DISTRIBUTIONS
  From net investment income                   (.70)       (1.01)        (.93)         (.66)          (.04)
                                            -------     --------     --------      --------       --------
NET ASSET VALUE, END OF PERIOD               $ 7.85      $  8.75      $ 10.14      $  10.32       $   9.90
                                            =======     ========     ========      ========       ========
TOTAL RETURN (%)(b)                           (2.50)       (3.80)        7.67         11.21           (.59)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)   99,327       44,647       53,689        34,847         11,908

  Ratios to average net assets (%)(c):
    Operating expenses, net (d)                 .75          .71          .68           .65            .65
    Operating expenses, gross (d)               .75          .73          .69           .87           1.66
    Net investment income                      8.83         9.90         9.56          7.97           6.38

  Portfolio turnover rate (%)(b)             149.45       217.68       164.01        234.31         173.64

*    For the period May 5, 1998 (commencement of operations) to August 31, 1998.
(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods ending August 31, 1998 are annualized.
(d)  See Note 4 for current periods amounts.

See accompanying notes which are an integral part of the financial statements.

SSgA

HIGH YIELD BOND FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 2002

1.   ORGANIZATION
     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA High Yield Bond Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Investments in other mutual funds are valued at the net asset value per share.

     Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

     Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had net tax basis capital loss carryovers of $108,278, $1,007,535 and $4,864,558 which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates of August 31, 2008, August 31, 2009, and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $1,108,982 incurred from November 1, 2001 to August 31, 2002, and treat it as arising in fiscal year 2003.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investment in certain fixed income securities purchased at a discount, mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

     Cost of Investments for Tax Purposes            $ 107,045,715
     Gross Tax Unrealized Appreciation                     718,009
     Gross Tax Unrealized Depreciation                  (7,198,811)
                                                      -------------
     Net Tax Unrealized Appreciation (Depreciation)  $  (6,480,802)
                                                      =============
     Undistributed Ordinary Income                   $   1,105,413
     Undistributed Long-Term Gains
       (Capital Loss Carryforward)                   $  (5,980,371)

     TAX COMPOSITION OF DISTRIBUTIONS:
     Ordinary Income                                 $   4,458,321
     Long-Term Capital Gains                         $          --
     Tax Return of Capital                           $          --

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.   SECURITIES TRANSACTIONS
     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $114,604,366 and $77,261,887, respectively.

     SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, there were no outstanding securities on loan and no income earned during the period.

4.   RELATED PARTIES
     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. The Adviser has agreed to reimburse the Fund for all expenses in excess of .75% of its average daily net assets on an annual basis. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $1,143 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $12,933, $8,714 and $2 by State Street, Global Markets and CitiStreet, respectively. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

     Advisory fees                $   13,645
     Administration fees               2,749
     Custodian fees                    5,823
     Distribution fees                13,626
     Shareholder servicing fees       10,517
     Transfer agent fees               3,797
     Trustees' fees                      955
                                  ----------
                                  $   51,112
                                  ==========

     BENEFICIAL INTEREST: As of August 31, 2002, one shareholder was a record owner of approximately 23% of the total outstanding shares of the Fund.

5.   FUND SHARE TRANSACTIONS (amounts in thousands)

                                                      FISCAL YEARS ENDED AUGUST 31,
                                            -----------------------------------------------
                                                   2002                        2001
                                            --------------------       --------------------
                                            SHARES      DOLLARS         SHARES      DOLLARS
                                            ------      -------         ------      -------
        Proceeds from shares sold           12,668    $  102,091         3,036    $   27,581
        Proceeds from reinvestment of
          distributions                        216         1,789           167         1,536
        Payments for shares redeemed        (5,334)      (43,532)       (3,396)      (31,580)
                                           -------    ----------       -------    ----------
        Total net increase (decrease)        7,550    $   60,348          (193)   $   (2,463)
                                           =======    ==========       =======    ==========


6.   INTERFUND LENDING PROGRAM
     The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

7.   DIVIDENDS
     On September 3, 2002, the Board of Trustees declared a dividend of $.1234 from net investment income, payable on September 9, 2002 to shareholders of record on September 4, 2002.

SSgA

HIGH YIELD BOND FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                               NO. OF
                       POSITION(S) HELD                                                        PORTFOLIOS
NAME,                  WITH FUND AND     TERM              PRINCIPAL OCCUPATION(S)             IN COMPLEX    OTHER
ADDRESS,               LENGTH OF         OF                DURING THE                          OVERSEEN      DIRECTORSHIPS
AGE                    TIME SERVED       OFFICE            PAST 5 YEARS                        BY TRUSTEE    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee           Appointed until - Vice Chairman,                      25            Trustee,
909 A Street           since 1988        successor is      Frank Russell Company;                            Frank Russell
Tacoma, WA 98402                         duly elected                                                        Investment
                                         and qualified   - Chairman of the Board,                            Company Funds
Age 63                                                     Frank Russell Investment                          and Russell
                                                           Management Company and                            Insurance Funds
                                                           Frank Russell Trust Company;                      (investment
                                                                                                             companies)

                       President and     Until successor - Chairman of the Board and
                       Chairman of       is chosen and     Chief Executive Officer, Russell
                       the Board         qualified by      Fund Distributors, Inc.; and
                       since 1988        the Trustees.
                                                         - Director, Russell Insurance
                                                           Agency, Inc., Frank Russell
                                                           Investments (Ireland) Limited,
                                                           Frank Russell Investment
                                                           Company PLC; Frank Russell
                                                           Investment Company II PLC,
                                                           Frank Russell Investment
                                                           Company III PLC, Frank Russell
                                                           Institutional Funds PLC, Frank
                                                           Russell Qualifying Investor
                                                           Fund, and Frank Russell
                                                           Investments (Cayman) Ltd.

                                                                                                NO. OF
                       POSITION(S) HELD                                                         PORTFOLIOS
NAME,                  WITH FUND AND     TERM              PRINCIPAL OCCUPATION(S)              IN COMPLEX   OTHER
ADDRESS,               LENGTH OF         OF                DURING THE                           OVERSEEN     DIRECTORSHIPS
AGE                    TIME SERVED       OFFICE            PAST 5 YEARS                         BY TRUSTEE   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall    Trustee           Appointed until - Chief Executive Officer and          25           None
33 West Court Street   since 1988        successor is      President, Wm. L. Marshall
Doylestown, PA                           duly elected      Associates, Inc., Wm. L. Marshall
18901                                    and qualified     Companies, Inc. and the
                                                           Marshall Financial Group
Age 59                                                     (a registered investment advisor
                                                           and provider of financial and
                                                           related consulting services);

                                                         - Certified Financial Planner and
                                                           Member, Institute of Certified
                                                           Financial Planners; and

                                                         - Registered Representative for
                                                           Securities with FSC Securities
                                                           Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee           Appointed until - September 2000 to Present,           25           None
522 5th Avenue         since 1988        successor is      Global Head of Structured Real
New York, NY                             duly elected      Estate, J.P. Morgan Investment
10036                                    and qualified     Management

Age 45                                                   - January 2000 to September 2000,
                                                           Managing Director,
                                                           HSBC Securities (USA) Inc.

                                                         - From 1998 to 2000, President,
                                                           Key Global Capital, Inc.;

                                                         - From 1997 to 1998, Partner, Squire,
                                                           Sanders & Dempsey (law firm); and

                                                         - From 1994 to 1997, Partner, Brown,
                                                           Rudnick, Freed & Gesmer (law firm).

                                                                                                    NO. OF
                        POSITION(S) HELD                                                            PORTFOLIOS
NAME,                   WITH FUND AND        TERM               PRINCIPAL OCCUPATION(S)             IN COMPLEX   OTHER
ADDRESS,                LENGTH OF            OF                 DURING THE                          OVERSEEN     DIRECTORSHIPS
AGE                     TIME SERVED          OFFICE             PAST 5 YEARS                        BY TRUSTEE   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley        Trustee              Appointed until  - Partner, Riley, Burke & Donahue,    25           Director -
One Corporate Place     since 1988           successor is       L.L.P. (law firm).                               SSgA Cash
55 Ferncroft Road                            duly elected                                                        Management
Danvers, MA 01923                            and qualified                                                       Fund PLC,
                                                                                                                 State Street
Age 53                                                                                                           Global Advisors
                                                                                                                 Ireland, Ltd.

Richard D. Shirk        Trustee              Appointed until  - 1996 to May 2002, Chairman,         25           None
1180 Brookgate Way      since 1988           successor is       Cerulean Companies, Inc.
N.E.                                         duly elected       (Retired);
Atlanta, GA 30319                            and qualified
                                                              - 1996 to March 2001, President and
Age 56                                                          CEO, Cerulean Companies, Inc.;

                                                              - 1992 to March 2001, President
                                                                and Chief Executive Officer, Blue
                                                                Cross/Blue Shield of Georgia;

                                                              - 1993 to November 2001, Chairman
                                                                and Board Member, Georgia Caring
                                                                for Children Foundation (private
                                                                foundation); and

                                                              - 1998 to Present, Board Member,
                                                                Healthcare Georgia Foundation
                                                                (private foundation)

Bruce D. Taber          Trustee              Appointed until  - Consultant, Computer Simulation,    25           Director -
26 Round Top Road       since 1991           successor is       General Electric Industrial Control              SSgA Cash
Boxford, MA 01921                            duly elected       Systems.                                         Management
                                             and qualified                                                       Fund PLC,
Age 59                                                                                                           State Street
                                                                                                                 Global Advisors
                                                                                                                 Ireland, Ltd.

                                                                                                   NO. OF
                       POSITION(S) HELD                                                            PORTFOLIOS
NAME,                  WITH FUND AND         TERM              PRINCIPAL OCCUPATION(S)             IN COMPLEX   OTHER
ADDRESS,               LENGTH OF             OF                DURING THE                          OVERSEEN     DIRECTORSHIPS
AGE                    TIME SERVED           OFFICE            PAST 5 YEARS                        BY TRUSTEE   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd          Trustee               Appointed until  - Chairman, President and CEO,       25           Director -
150 Domorah Drive      since 1988            successor is       A.M. Todd Group, Inc.; and                      SSgA Cash
Montgomeryville,                             duly elected                                                       Management
PA 18936                                     and qualified    - President and CEO, Zink & Triest                Fund PLC,
                                                                Co., Inc. (dealer in vanilla flavor             State Street
Age 55                                                          Materials)                                      Global Advisors
                                                                                                                Ireland, Ltd.

                      POSITION(S) HELD
NAME,                 WITH FUND AND    TERM                 PRINCIPAL OCCUPATION(S)
ADDRESS,              LENGTH OF        OF                   DURING THE
AGE                   TIME SERVED      OFFICE               PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold     Vice President   Until successor  -   Director, Global Regulatory Policy and Assistant Secretary,
909 A Street          and Secretary    is chosen and        Frank Russell Company
Tacoma, WA 98402      since 1994       qualified by
                                       Trustees         -   Assistant Secretary and Associate General Counsel, Frank Russell
Age 45                                                      Investment Management Company, Frank Russell Capital Inc. and
                                                            Frank Russell Investments (Delaware), Inc.;

                                                        -   Assistant Secretary and Associate General Counsel,
                                                            Russell Fund Distributors, Inc.

                                                        -   Director, Secretary and Associate General Counsel,
                                                            Frank Russell Securities, Inc.;

                                                        -   Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson       Treasurer and    Until successor  -   Director - Funds Administration, Frank Russell Investment
909 A Street          Chief            is chosen and        Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402      Accounting       qualified by
                      Officer          Trustees         -   Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                since 2000                            Company and Russell Insurance Funds.

SSgA HIGH YIELD BOND FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327
--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

SPECIAL EQUITY FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                              SPECIAL EQUITY FUND

                                  Annual Report
                                August 31, 2002


                                Table of Contents

                                                                         Page
Chairman's Letter                                                           3

Portfolio Management Discussion and Analysis                                4

Report of Independent Accountants                                           6

Financial Statements                                                        7

Financial Highlights                                                        12

Notes to Financial Statements                                               13

Disclosure of Information About Fund Trustees                               18

Fund Management and Service Providers                                       22

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA SPECIAL EQUITY FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Special Equity Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                       /s/ Agustin J. Fleites

Timothy B. Harbert                           Agustin J. Fleites
State Street Global Advisors                 SSgA Funds Management, Inc.
Chairman and Chief Executive Officer         President

SSgA SPECIAL EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: The SSgA Special Equity Fund seeks to maximize total return through investments in mid- and small capitalization US equity securities.

INVESTS IN: Mid- and small capitalization US equity securities.

STRATEGY: The Portfolio Management Team applies a disciplined fundamental investment approach to identify mid- and small capitalization companies positioned to outperform over multiple market cycles. The investment approach emphasizes bottom-up stock selection informed by top-down macroeconomic analysis. The Team focuses on identifying companies with above-average earnings growth and profitability prospects along with the potential for sustainable competitive advantages and industry domination.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                                                                 RUSSELL SMALL CAP
DATES     SPECIAL EQUITY FUND         RUSSELL 2500(TM) INDEX   COMPLETENESS INDEX***
    *         $10,000                        $10,000                 $10,000
 1998         $ 7,170                        $ 7,214                 $ 7,345
 1999         $ 9,182                        $ 9,552                 $10,113
 2000         $16,495                        $12,598                 $14,487
 2001         $ 9,825                        $11,371                 $ 9,969
 2002         $ 7,936                        $ 9,950                 $ 8,410
              $60,608                        $60,685                 $60,324


PERFORMANCE REVIEW

The SSgA Special Equity Fund lagged its benchmark, the Russell 2500(TM) Index, for the fiscal year ended August 31, 2002, posting a loss of 19.23% versus a decline of 12.50% for the benchmark. The Fund's performance includes operating expenses of 110 basis points, whereas Index returns do not include expenses of any kind.

The Fund's benchmark was changed on March 31, 2002 from the Russell Small Cap Completeness(TM) Index to the Russell 2500(TM) Index. The lower average market cap of the Russell 2500(TM) Index as compared to the Russell Small Cap Completeness(TM) Index is more indicative of a broadly diversified benchmark in the small- and mid-capitalization market range. Therefore, the Russell 2500(TM) Index has a more representative list of securities for potential inclusion in the portfolio.

Since August 31, 2001, the US equity markets have experienced extreme volatility due to the attacks of September 11th and concerns over the global economic

SSgA SPECIAL EQUITY FUND

  PERIOD ENDED                     GROWTH OF            TOTAL
    08/31/02                        $10,000            RETURN
1 Year                       $         8,077          (19.23)%
Inception                    $         7,936           (5.19)%+

RUSSELL 2500(TM) INDEX

  PERIOD ENDED                     GROWTH OF           TOTAL
    08/31/02                        $10,000            RETURN
1 Year                       $         8,750          (12.50)%
Inception                    $         9,950           (0.12)%+

RUSSELL SMALL CAP COMPLETENESS(TM) INDEX

        PERIOD ENDED              GROWTH OF             TOTAL
          08/31/02                 $10,000              RETURN
--------------------------  ---------------------  -------------
1 Year                       $         8,437          (15.63)%
Inception                    $         8,410           (3.92)%+

SEE RELATED NOTES ON FOLLOWING PAGE.

recovery, as well as corporate malfeasance scandals. Over the past year, the Fund's performance has benefited from its holdings in the consumer staples and energy sectors, which were among the top performing sectors in the benchmark. However, the Fund's tendency to hold companies with higher growth expectations relative to the benchmark detracted from performance over the past year as concerns over the viability of an economic recovery plagued these companies.

MARKET AND PORTFOLIO HIGHLIGHTS

Although the Fund's sector deviations relative to the benchmark only represent approximately 20% of the Fund's performance, the Fund did benefit from several sector allocations. Specifically, an overweight position to energy stocks throughout the year was the largest sector allocation benefiting the Fund for the fiscal year while a modest overweight position to the telecommunications sector early in the period was the largest sector allocation to negatively impact performance. The Fund's underperformance relative to its benchmark over the past twelve months can be primarily attributed to stock selection within the telecommunications, industrials, and health care sectors. Two companies within the telecommunications sector, Allegiance Telecom and Alamosa, with returns of -94% and -97%, respectively, were among the top three negative contributors to Fund performance over the past year. The industrials sector's performance suffered from the personnel management outsourcer, Administaff, and the educational outsourcer, Edison Schools. During the period, these two companies returned -92% and -98%, respectively. The portfolio's holdings in the biotechnology industry had the largest negative impact on performance within the health care sector. Stock selection within the consumer staples sector provided the best results to performance over the past fiscal year as Dreyer's Grand Ice Cream and Constellation Brands both performed well, returning 129% and 34.5%, respectively.

The Fund remains invested in technology industries such as storage area networks and electronic equipment and instruments. This includes companies such as Emulex, which provides networking hardware and software, and Jabil Circuit, which provides electronic circuit board assemblies. The Fund remained overweight in energy over the past year, focusing mainly on energy equipment and services companies, such as Smith International.

Given the protracted global economic slowdown, the Fund favors firms that are well capitalized, with solid footing. The portfolio is holding higher quality companies with solid fundamentals, sound management teams and strong products.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)    AUGUST 31, 2002
TCF Financial Corp.                    2.9%
Constellation Brands, Inc. Class A     2.9
Willis Group Holdings, Ltd.            2.9
Legg Mason, Inc.                       2.8
Cambrex Corp.                          2.6
Questar Corp.                          2.5
Jabil Circuit, Inc.                    2.3
GATX Corp.                             2.3
Gentex Corp.                           2.3
PF Chang's China Bistro, Inc.          2.3

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The Fund commenced operations on April 29, 1998. Index comparisons began May 1, 1998.

** Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The largest security in this Index has a market capitalization of about $3.8 billion. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

*** The Russell Small Cap Completeness(TM) Index is defined as the Russell 3000(R) Index minus the S&P 500(R) Index. Approximately 40% of the Russell Small Cap Completeness(TM) Index is comprised of small cap stocks, while the remaining 60% are mid-cap issues.

+    Annualized.

A portion of the fiscal 1999 and 2000 performance of the Fund can be attributed to its investment and trading in Initial Public Offerings (IPOs) which are new securities offered to the market, and their value can fluctuate dramatically. Therefore, there can be no assurance that IPOs will continue to have a positive effect on Fund performance.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Special Equity Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period ended, and the financial highlights for each of the four fiscal years in the period ended and for the period May 1, 1998 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2002               /s/ PricewaterhouseCoopers LLP

SSgA
SPECIAL EQUITY FUND

STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                                       MARKET
                                            NUMBER      VALUE
                                              OF        (000)
                                            SHARES        $
                                            ------     ------
COMMON STOCKS - 94.9%
CONSUMER DISCRETIONARY - 20.3%
BJ's Wholesale Club, Inc. (AE)              22,700        557
Brinker International, Inc. (AE)            30,749        852
Chico's FAS, Inc. (AE)                      48,000        842
Constellation Brands, Inc. Class A (AE)     38,700      1,100
Cumulus Media, Inc. Class A (AE)            54,100        755
Linens 'N Things, Inc. (AE)                 33,400        720
On Assignment, Inc. (AE)                    39,900        403
Oshkosh Truck Corp.                         13,100        738
PF Chang's China Bistro, Inc. (AE)          27,400        867
Radio One, Inc. Class A (AE)                52,400        831
                                                       ------
                                                        7,665
                                                       ------
CONSUMER STAPLES - 1.9%
Dreyer's Grand Ice Cream, Inc.              10,400        712
                                                       ------
ENERGY - 11.9%
EOG Resources, Inc.                         17,300        603
Newfield Exploration Co. (AE)               20,400        692
Noble Corp. (AE)                            24,600        764
Patterson-UTI Energy, Inc. (AE)             25,500        637
Questar Corp.                               37,900        945
Smith International, Inc. (AE)              26,100        847
                                                       ------
                                                        4,488
                                                       ------
FINANCIALS - 17.8%
Affiliated Managers Group (AE)              13,800        723
Alexandria Real Estate
Equities, Inc. (o)                           8,700        382
Arthur J Gallagher & Co.                    28,600        828
Boston Properties, Inc. (o)                  9,800        371
Greater Bay Bancorp                         25,000        630
Legg Mason, Inc.                            22,000      1,062
Southwest Bancorp of Texas, Inc. (AE)       13,700        520
TCF Financial Corp.                         22,800      1,109
Willis Group Holdings, Ltd. (AE)            34,900      1,099
                                                       ------
                                                        6,724
                                                       ------
HEALTH CARE - 12.8%
Cephalon, Inc. (AE)                         14,600        635
Community Health Systems, Inc. (AE)         32,600        779
Covance, Inc. (AE)                          19,700        385
CV Therapeutics, Inc. (AE)                  31,800        691
Gilead Sciences, Inc. (AE)                  22,200        712
ICOS Corp. (AE)                             29,600        719
IDEC Pharmaceuticals Corp. (AE)             15,100        607
Province Healthcare Co. (AE)                17,800        303
                                                       ------
                                                        4,831
                                                       ------
INDUSTRIALS - 9.5%
Aptargroup, Inc.                            24,300        780
GATX Corp.                                  36,000        876
IDEX Corp.                                  19,500        607
Parker Hannifin Corp.                       16,000        649
Teekay Shipping Corp.                       21,600        680
                                                       ------
                                                        3,592
                                                       ------
INFORMATION TECHNOLOGY - 16.6%
Brocade Communications
Systems, Inc. (AE)                          40,500        586
Brooks-PRI Automation, Inc. (AE)            34,600        592
Emulex Corp. (AE)                           33,600        567
Extreme Networks (AE)                       86,000        811
Gentex Corp. (AE)                           29,400        875
Integrated Defense
Technologies, Inc. (AE)                     29,900        646
Jabil Circuit, Inc. (AE)                    47,400        887
Rational Software Corp. (AE)                68,200        464
SynopSystem, Inc. (AE)                      19,500        841
                                                       ------
                                                        6,269
                                                       ------
MATERIALS - 4.1%
Cambrex Corp.                               25,600        981
OM Group, Inc.                              10,500        554
                                                       ------
                                                        1,535
                                                       ------
TOTAL COMMON STOCKS
(cost $39,972)                                         35,816
                                                       ------

                                             NUMBER       MARKET
                                               OF          VALUE
                                             SHARES        (000)
                                             (000)           $
                                             ------       ------
SHORT-TERM INVESTMENTS - 5.2%
Federated Investors Prime Cash
Obligation Fund                               975            975
Short-Term Investment Co.                     965            965
                                                          ------

TOTAL SHORT-TERM INVESTMENTS
(cost $1,940)                                              1,940
                                                          ------

TOTAL INVESTMENTS - 100.1%
(identified cost $41,912)                                 37,756

OTHER ASSETS AND LIABILITIES,
NET - (0.1%)                                                (38)
                                                          ------

NET ASSETS - 100.0%                                       37,718
                                                          ======

(AE) Nonincome-producing security.

(o)  Real Estate Investment Trust (REIT).

See accompanying notes which are an integral part of the financial statements.

SSgA
SPECIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                   AUGUST 31, 2002

ASSETS
Investments at market (including securities on loan of $5,347),(identified cost $41,912)                   $         37,756
Receivables:
Dividends                                                                                                                13
Investments sold                                                                                                      1,401
Fund shares sold                                                                                                         31
Prepaid expenses                                                                                                         12
Short-term investments held as collateral for securities loaned, at market                                            5,549
                                                                                                           ----------------

Total assets                                                                                                         44,762

LIABILITIES
Payables:
Investments purchased                                                                      $       855
Fund shares redeemed                                                                               577
Accrued fees to affiliates                                                                          34
Other accrued expenses                                                                              29
Payable upon return of securities loaned, at market                                              5,549
                                                                                           -----------

Total liabilities                                                                                                     7,044
                                                                                                           ----------------

NET ASSETS                                                                                                 $         37,718
                                                                                                           ================

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                                                       $        (24,581)
Unrealized appreciation (depreciation) on investments                                                                (4,156)
Shares of beneficial interest                                                                                             5
Additional paid-in capital                                                                                           66,450
                                                                                                           ----------------

NET ASSETS                                                                                                 $         37,718
                                                                                                           ================

NET ASSET VALUE, offering and redemption price per share:
($37,718,170 divided by 4,762,544 shares of $.001 par value
shares of beneficial interest outstanding)                                                                 $           7.92
                                                                                                           ================


  See accompanying notes which are an integral part of the financial statements.

SSgA
SPECIAL EQUITY FUND

STATEMENT OF OPERATIONS

Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2002


INVESTMENT INCOME
Dividends                                                                                           $        357
Securities Lending Income                                                                                     66
                                                                                                    ------------

Total investment income                                                                                      423

EXPENSES
Advisory fees                                                             $             375
Administrative fees                                                                      48
Custodian fees                                                                           22
Distribution fees                                                                        27
Transfer agent fees                                                                      46
Professional fees                                                                        20
Registration fees                                                                        12
Shareholder servicing fees                                                               17
Trustees' fees                                                                           11
Miscellaneous                                                                            14
                                                                          -----------------

Expenses before reductions                                                              592
Expense reductions                                                                      (42)
                                                                          -----------------

Expenses, net                                                                                                550
                                                                                                    ------------

Net investment income (loss)                                                                                (127)
                                                                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments.                                                                 (15,010)
Net change in unrealized appreciation (depreciation) on investments                                        5,405
                                                                                                    ------------

Net realized and unrealized gain (loss)                                                                   (9,605)
                                                                                                    ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                               $     (9,732)
                                                                                                    ============

See accompanying notes which are an integral part of the financial statements.

SSgA
SPECIAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                       FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                     2002           2001
                                                                   --------      --------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                       $   (127)     $    (31)
Net realized gain (loss)                                            (15,010)       (4,904)
Net change in unrealized appreciation (depreciation)                  5,405       (29,921)
                                                                   --------      --------

Net increase (decrease) in net assets from operations                (9,732)      (34,856)
                                                                   --------      --------

DISTRIBUTIONS
Return of capital                                                       (26)           --
                                                                   --------      --------

SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions        (9,954)        6,797
                                                                   --------      --------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                         (19,712)      (28,059)

NET ASSETS
Beginning of period                                                  57,430        85,489
                                                                   --------      --------

End of period                                                      $ 37,718      $ 57,430
                                                                   ========      ========

  See accompanying notes which are an integral part of the financial statements.

SSgA
SPECIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   FISCAL YEARS ENDED AUGUST 31,
                                             --------------------------------------------------------------------------
                                                2002             2001           2000            1999            1998*
                                             --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     9.81      $    16.47      $     9.17      $     7.17      $    10.00
                                             ----------      ----------      ----------      ----------      ----------

INCOME FROM OPERATIONS
Net investment income (loss)(a)                    (.02)           (.01)           (.05)             --             .01
Net realized and unrealized gain (loss)           (1.87)          (6.65)           7.35            2.01           (2.84)
                                             ----------      ----------      ----------      ----------      ----------

Total income from operations                      (1.89)          (6.66)           7.30            2.01           (2.83)
                                             ----------      ----------      ----------      ----------      ----------

DISTRIBUTIONS
Return of capital (b)                              0.00              --            0.00           (0.01)             --
                                             ----------      ----------      ----------      ----------      ----------

NET ASSET VALUE, END OF PERIOD               $     7.92      $     9.81      $    16.47      $     9.17      $     7.17
                                             ==========      ==========      ==========      ==========      ==========

TOTAL RETURN (%)(c)                              (19.23)         (40.44)          79.65           28.06          (28.30)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)         37,718          57,430          85,489          10,621          13,146

Ratios to average net assets (%)(d):
Operating expenses, net (e)                        1.10            1.10            1.10            1.10            1.10
Operating expenses, gross (e)                      1.18            1.13            1.14            1.57            1.55
Net investment income                              (.25)           (.05)           (.37)            .01             .24

Portfolio turnover rate (%)(d)                    61.57          104.62           46.45          211.30           88.36

*    For the period May 1, 1998 (commencement of operations) to August 31, 1998.

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(b)  Zero amounts represent that which are less than $0.005

(c)  Periods less than one year are not annualized.

(d)  The ratios for the period ended August 31, 1998 are annualized.

(e)  See Note 4 for current period amounts.

See accompanying notes which are an integral part of the financial statements.

SSgA
SPECIAL EQUITY FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2002

1. ORGANIZATION

   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Special Equity Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the last reported sales price. Investments in other mutual funds are valued at the net asset value per share.

   International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the last reported sales price. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

   Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had net tax basis capital loss carryovers of $175,702 and $13,728,420, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2008 and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $10,463,832 incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. Permanent differences between tax regulations and GAAP are reclassified to paid in capital. These differences relate primarily to investments in certain securities sold at a loss.

   COMPONENTS OF DISTRIBUTABLE EARNINGS:

   As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for Tax Purposes                $ 42,125,420
Gross Tax Unrealized Appreciation                      3,702,582
Gross Tax Unrealized Depreciation                     (8,071,881)
                                                    ------------
Net Tax Unrealized Appreciation (Depreciation)      $ (4,369,299)
                                                    ============
Undistributed Ordinary Income                       $         --
Undistributed Long-Term Gains
(Capital Loss Carryforward)                         $(13,904,122)

TAX COMPOSITION OF DISTRIBUTIONS:
Ordinary Income                                     $         --
Long-Term Capital Gains                             $         --
Tax Return of Capital                               $     26,163

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES TRANSACTIONS

   INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding short-term investments, aggregated to $28,608,991 and $37,950,793, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, the value of outstanding securities on loan and the value of collateral amounted to $5,347,156 and $5,549,454, respectively.

4. RELATED PARTIES

   ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Adviser has contractually agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The total amount of the reimbursement for the period ended August 31, 2002, was $41,611. As of August 31, 2002, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $70 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion -0315%; over $2 billion -029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $12,505, $2,126 and $1,087 by State Street, Global Markets and CitiStreet, respectively. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

   AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Global Markets, an affiliated broker dealer of State Street. The commissions paid to Global Markets were $5,800 for the period ended August 31, 2002.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS
   FOLLOWS:

Advisory fees                              $        20,433
Administration fees                                  5,142
Custodian fees                                       1,622
Distribution fees                                      919
Shareholder servicing fees                           1,640
Transfer agent fees                                  3,838
Trustees' fees                                         526
                                           ---------------
                                           $        34,120
                                           ===============

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                            FISCAL YEARS ENDED AUGUST 31,
                                    ------------------------------------------------
                                           2002                        2001
                                    ------------------------------------------------
                                    SHARES       DOLLARS        SHARES       DOLLARS
                                    ------       -------        ------       -------
Proceeds from shares sold            9,579      $ 89,034         5,815      $ 69,457
Proceeds from reinvestment of
distributions                            1             7            --            --
Payments for shares redeemed       (10,673)      (98,995)       (5,152)      (62,660)
                                   -------      --------        ------      --------

Total net increase (decrease)       (1,093)     $ (9,954)          663      $  6,797
                                   =======      ========        ======      ========

6. INTERFUND LENDING PROGRAM

   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

SSgA
SPECIAL EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.


                                                                                                   NO. OF
                   POSITION(S) HELD                                                              PORTFOLIOS
      NAME,         WITH FUND AND            TERM              PRINCIPAL OCCUPATION(S)           IN COMPLEX          OTHER
     ADDRESS,         LENGTH OF               OF                    DURING THE                    OVERSEEN        DIRECTORSHIPS
       AGE           TIME SERVED            OFFICE                 PAST 5 YEARS                  BY TRUSTEE      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson      Trustee            Appointed until   -  Vice Chairman,                         25           Trustee,
909 A Street          since 1988         successor is         Frank Russell Company;                              Frank Russell
Tacoma, WA 98402                         duly elected                                                             Investment
                                         and qualified     -  Chairman of the Board,                              Company Funds
Age 63                                                        Frank Russell Investment                            and Russell
                                                              Management Company and                              Insurance Funds
                                                              Frank Russell Trust Company                         (investment
                                                                                                                  companies)
                                                           -  Chairman of the Board and
                                                              Chief Executive Officer, Russell
                      President and      Until successor      Fund Distributors, Inc.; and
                      Chairman of        is chosen and
                      the Board          qualified by      -  Director, Russell Insurance
                      since 1988         the Trustees.        Agency, Inc., Frank Russell
                                                              Investments (Ireland) Limited,
                                                              Frank Russell Investment Company
                                                              PLC; Frank Russell Investment
                                                              Company II PLC, Frank Russell
                                                              Investment Company III PLC,
                                                              Frank Russell Institutional Funds
                                                              PLC, Frank Russell Qualifying
                                                              Investor Fund, and Frank Russell
                                                              Investments (Cayman) Ltd.

                                                                                                     NO. OF
                     POSITION(S) HELD                                                              PORTFOLIOS
     NAME,            WITH FUND AND            TERM                 PRINCIPAL OCCUPATION(S)        IN COMPLEX         OTHER
    ADDRESS,            LENGTH OF               OF                      DURING THE                  OVERSEEN      DIRECTORSHIPS
      AGE              TIME SERVED            OFFICE                    PAST 5 YEARS               BY TRUSTEE    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall     Trustee            Appointed until   -  Chief Executive Officer and            25           None
33 West Court Street    since 1988         successor is         Associates, Inc., Wm. L. Marshall
Doylestown, PA                             duly elected         Companies, Inc. and the
18901                                      and qualified        Marshall Financial Group
                                                                (a registered investment advisor
Age 59                                                          and provider of financial and
                                                                related consulting services);

                                                             -  Certified Financial Planner and
                                                                Member, Institute of Certified
                                                                Financial Planners; and

                                                             -  Registered Representative for
                                                                Securities with FSC Securities
                                                                Corp., Atlanta, Georgia.

Steven J. Mastrovich    Trustee            Appointed until   -  September 2000 to Present,             25           None
522 5th Avenue          since 1988         successor is         Global Head of Structured Real
New York, NY                               duly elected         Estate, J.P. Morgan Investment
10036                                      and qualified        Management

Age 45                                                       -  January 2000 to September 2000,
                                                                Managing Director,
                                                                HSBC Securities (USA) Inc.

                                                             -  From 1998 to 2000, President,
                                                                Key Global Capital, Inc.;

                                                             -  From 1997 to 1998, Partner, Squire,
                                                                Sanders & Dempsey (law firm);
                                                                and

                                                             -  From 1994 to 1997, Partner,
                                                                Brown, Rudnick, Freed & Gesmer
                                                                (law firm).

                                                                                                      NO. OF
                              POSITION(S) HELD                                                      PORTFOLIOS
     NAME,                     WITH FUND AND        TERM            PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
    ADDRESS,                    LENGTH OF            OF                  DURING THE                  OVERSEEN      DIRECTORSHIPS
      AGE                      TIME SERVED         OFFICE               PAST 5 YEARS                BY TRUSTEE    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)
----------------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                Trustee           Appointed    -  Partner, Riley, Burke & Donahue,      25         Director -
One Corporate Place             since 1988        until           L.L.P. (law firm).                               SSgA Cash
55 Ferncroft Road                                 successor is                                                     Management
Danvers, MA 01923                                 duly elected                                                     Fund PLC,
                                                  and                                                              State Street
Age 53                                            qualified                                                        Global Advisors
                                                                                                                   Ireland, Ltd.

Richard D. Shirk                Trustee           Appointed    -  1996 to May 2002, Chairman,           25         None
1180 Brookgate Way              since 1988        until           Cerulean Companies, Inc.
N.E.                                              successor is    (Retired);
Atlanta, GA 30319                                 duly elected
                                                  and          -  1996 to March 2001, President and
Age 56                                            qualified       CEO, Cerulean Companies, Inc.;

                                                               -  1992 to March 2001, President
                                                                  and Chief Executive Officer, Blue
                                                                  Cross/Blue Shield of Georgia;

                                                               -  1993 to November 2001, Chairman
                                                                  and Board Member, Georgia Caring
                                                                  for Children Foundation (private
                                                                  foundation); and

                                                               -  1998 to Present, Board Member,
                                                                  Healthcare Georgia Foundation
                                                                  (private foundation)

Bruce D. Taber                  Trustee           Appointed    -  Consultant, Computer Simulation,      25         Director -
26 Round Top Road               since 1991        until           General Electric Industrial Control              SSgA Cash
Boxford, MA 01921                                 successor is    Systems.                                         Management
                                                  duly elected                                                     Fund PLC,
Age 59                                            and                                                              State Street
                                                  qualified                                                        Global Advisors
                                                                                                                   Ireland, Ltd.

                                                                                                     NO. OF
                             POSITION(S) HELD                                                      PORTFOLIOS
   NAME,                      WITH FUND AND         TERM           PRINCIPAL OCCUPATION(S)         IN COMPLEX        OTHER
  ADDRESS,                      LENGTH OF            OF                 DURING THE                  OVERSEEN      DIRECTORSHIPS
    AGE                        TIME SERVED         OFFICE              PAST 5 YEARS                BY TRUSTEE    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)
----------------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                  Trustee            Appointed    -  Chairman, President and CEO,          25         Director -
150 Domorah Drive              since 1988         until           A.M. Todd Group, Inc.; and                       SSgA Cash
Montgomeryville,                                  successor is                                                     Management
PA 18936                                          duly elected -  President and CEO, Zink & Triest                 Fund PLC,
                                                  and             Co., Inc. (dealer in vanilla flavor              State Street
Age 55                                            qualified       materials).                                      Global Advisors
                                                                                                                   Ireland, Ltd.


                             POSITION(S) HELD
    NAME,                      WITH FUND AND         TERM                         PRINCIPAL OCCUPATION(S)
   ADDRESS,                      LENGTH OF            OF                                DURING THE
    AGE                         TIME SERVED         OFFICE                             PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
J. David Griswold              Vice President     Until        -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street                   and Secretary      successor       Frank Russell Company
Tacoma, WA 98402               since 1994         is chosen
                                                  and          -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 45                                            qualified by    Investment Management Company, Frank Russell Capital Inc. and
                                                  Trustees        Frank Russell Investments (Delaware), Inc.;

                                                               -  Assistant Secretary and Associate General Counsel,
                                                                  Russell Fund Distributors, Inc.

                                                               -  Director, Secretary and Associate General Counsel,
                                                                  Frank Russell Securities, Inc.;


                                                               -  Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson                Treasurer and      Until        -  Director - Funds Administration, Frank Russell Investment
909 A Street                   Chief              successor       Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402               Accounting         is chosen
                               Officer            and          -  Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 38                         since 2000         qualified by    Company and Russell Insurance Funds.
                                                  Trustees

SSgA SPECIAL EQUITY FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327


TRUSTEES

   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd


OFFICERS

   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary


INVESTMENT ADVISER

   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110


CUSTODIAN, TRANSFER AGENT AND OFFICE OF
SHAREHOLDER INQUIRIES

   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327


DISTRIBUTOR

   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327


ADMINISTRATOR

   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402


LEGAL COUNSEL

   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

AGGRESSIVE EQUITY FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS
                             AGGRESSIVE EQUITY FUND

                                  Annual Report
                                 August 31, 2002

                                Table of Contents

                                                                    PAGE
Chairman's Letter                                                     3

Portfolio Management Discussion and Analysis                          4

Report of Independent Accountants                                     6

Financial Statements                                                  7

Financial Highlights                                                 12

Notes to Financial Statements                                        13

Disclosure of Information About Fund Trustees                        19

Fund Management and Service Providers                                23

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA AGGRESSIVE EQUITY FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA Aggressive Equity Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                               /s/ Agustin J. Fleites

Timothy B. Harbert                                   Agustin J. Fleites
State Street Global Advisors                         SSgA Funds Management, Inc.
Chairman and Chief Executive Officer                 President

SSgA AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Provide total returns that exceed over time the Russell 3000(R)
Index.

INVESTS IN: US equity securities.

STRATEGY: The Fund uses a systematic approach designed to uncover equity securities that are believed to be undervalued, with superior growth potential. This disciplined investment approach rests on a modeling process that evaluates vast amounts of financial and market data and corporate earnings forecasts. The result is an investment process that provides positive long-term total returns through strong bottom-up stock selection. In addition the Fund can invest in IPO's (Initial Public Offerings).

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

DATES             AGGRESSIVE EQUITY FUND           RUSSELL 3000 INDEX**
   *                      $10,000                         $10,000
1999                      $12,730                         $10,714
2000                      $27,041                         $12,924
2001                      $18,070                         $ 9,756
2002                      $16,007                         $ 8,068
Total                     $83,848                         $51,462

PERFORMANCE REVIEW

For the fiscal year ended August 31, 2002, the SSgA Aggressive Equity Fund lost 11.42%. This result compares favorably to the Russell 3000(R) Index, which fell 17.30% for the same period. The Fund's performance includes operating expenses of 110 basis points, whereas Index returns do not include expenses of any kind.

The Fund's relative outperformance was driven primarily by holdings in the health care, technology and consumer discretionary sectors. In healthcare, managed care companies Wellpoint Health Networks and Mid Atlantic Medical Services exhibited sound earnings prospects and the ability to generate cash flow, gaining 40% and 50%, respectively. Avoiding big underperformers in the technology sector, combined with holdings in solid performers Fisher Scientific and Kronos Inc. also enhanced the Fund's performance. Fisher Scientific and Kronos, Inc. exhibited the ability to generate strong free cash flow despite a sluggish environment for technology companies

SSgA AGGRESSIVE EQUITY FUND

      PERIOD ENDED           GROWTH OF         TOTAL
        08/31/02              $10,000          RETURN
----------------------- ------------------- ------------
1 Year                  $      8,858        (11.42)%
Inception               $     16,007         13.67%+

RUSSELL 3000(R) INDEX

      PERIOD ENDED           GROWTH OF         TOTAL
        08/31/02              $10,000          RETURN
----------------------- ------------------- ------------
1 Year                  $     8,270         (17.30)%
Inception               $     8,068          (5.68)%+

SEE RELATED NOTES ON FOLLOWING PAGE.

leading to gains of 15% and 57%, respectively. Throughout the year the Fund was underweight by 3-4% relative to the telecommunications sector weight in the Russell 3000(R) Index. The Fund's performance was dampened by investments in energy and industrial companies. The Fund's holdings in the energy sector declined 25% versus the 10% decline of energy stocks in the Russell 3000(R) Index.

The Fund integrates risk controls throughout the investment process as the portfolio management team manages deviations from the benchmark to maximize the risk/reward trade-off. Sector and industry weights are managed relative to the Russell 3000(R) Index benchmark. Over/underweights relative to the benchmark at the sector or industry levels are a result of the Manager's bottom-up stock evaluation process. The sector and industry weights within the portfolio are targeted to be within +/-6% and +/-4%, respectively, of the weights of the Russell 3000(R) Index.

MARKET AND PORTFOLIO HIGHLIGHTS

After the sharp gains in the US economy during the first three months of 2002, many market strategists anticipated a more restrained pace of business improvement for the remainder of the calendar year. They were correct in predicting the slowdown, but the extent and severity of it caught most by surprise. The decline in economic growth came about as consumer spending rose more slowly than in first quarter 2002, nonresidential construction fell, inventory building waned and there was a downturn in spending by state and local governments.

Positive factors influencing the economy included the continuing strength in the housing market (buoyed by falling mortgage rates) and solid gains in auto sales (helped by 0% financing offers). Selective strength in the industrial sector and the first signs of a revival in the high-tech sector are other factors expected to promote higher growth. Finally, accounting irregularities at major US corporations, which had served to undermine the confidence of investors, seem to have been partially resolved as most of the largest US companies have certified to the accuracy of their results under recently enacted corporate governance regulations.

The broad US equity market has experienced one of the most pronounced and prolonged downturns over the last two and a half years. However, the Fund is positioned to take advantage of the current market environment where the consumer is driving results. In order to capitalize on strong consumer spending relative to capital spending, the Fund will seek to maintain Index-relative overweight positions to industries in the consumer discretionary sector.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)                     AUGUST 31, 2002

Eastman Kodak Co.                                            4.5%
Tribune Co.                                                  4.1
Nextel Communications, Inc. Class A                          3.3
Centerpoint Properties Corp.                                 3.2
Fannie Mae                                                   3.1
Forest Laboratories, Inc.                                    3.0
Apollo Group, Inc. Class A                                   2.7
Conagra Foods, Inc.                                          2.6
Jones Apparel Group, Inc.                                    2.6
Capital One Financial Corp.                                  2.5

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The Fund commenced operations on December 30, 1998. Index comparison also began December 30, 1998.

** The Russell 3000(R) Index is comprised of the 3,000 largest US companies based on total market capitalization, representing approximately 98% of the investable US equity market.

+    Annualized.

The fiscal 1999 performance of the Fund can be attributed to the outperformance of technology stocks. However, such stocks have a higher risk of value fluctuation. Therefore, there can be no assurance that such stocks will continue to have a positive effect on Fund performance. A portion of the fiscal 1999 and 2000 performance of the Fund can be attributed to its investment and trading in Initial Public Offerings (IPOs) which are new securities offered to the market, and their value can fluctuate dramatically. Therefore, there can be no assurance that IPOs will continue to have a positive effect on Fund performance.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Aggressive Equity Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended, and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended and for the period December 30, 1998 (commencement of operations) to August 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2002

                         /s/ PricewaterhouseCoopers LLP

SSgA AGGRESSIVE EQUITY FUND

STATEMENT OF NET ASSETS
                                                                 AUGUST 31, 2002

                                                    MARKET
                                         NUMBER     VALUE
                                           OF       (000)
                                         SHARES       $
                                        --------- --------
COMMON STOCKS - 98.5%
CONSUMER DISCRETIONARY - 26.2%
Apollo Group, Inc. Class A (AE)            38,700    1,619
Argosy Gaming Co. (AE)                     20,000      560
Autozone, Inc. (AE)                        10,300      745
Eastman Kodak Co.                          88,000    2,687
Gap, Inc. (The)                           111,100    1,303
Jones Apparel Group, Inc. (AE)             42,800    1,545
KB Home                                    18,900      906
Lennar Corp.                               14,200      750
Office Depot, Inc. (AE)                    35,100      453
PanAmSat Corp. (AE)                        77,700    1,461
Pier 1 Imports, Inc.                       41,700      746
Systems & Computer Technology Corp. (AE)   65,300      412
Tribune Co.                                58,500    2,440
                                                  --------
                                                    15,627
                                                  --------
CONSUMER STAPLES - 7.9%
Conagra Foods, Inc.                        59,400    1,562
Dial Corp. (The)                           40,700      823
Nash Finch Co.                             25,800      540
Pepsi Bottling Group, Inc.                 26,200      765
Procter & Gamble Co.                       11,800    1,046
                                                  --------
                                                     4,736
                                                  --------
ENERGY - 4.5%
ChevronTexaco Corp.                        14,300    1,096
Frontier Oil Corp.                         38,300      546
Valero Energy Corp.                        16,600      539
Veritas DGC, Inc. (AE)                     40,300      522
                                                  --------
                                                     2,703
                                                  --------
FINANCIALS - 20.0%
Capital One Financial Corp.                42,000    1,498
Centerpoint Properties Corp. (o)           34,200    1,936
Cigna Corp.                                 8,800      749
Citigroup, Inc.                            19,600      642
Commercial Federal Corp.                   17,000      434
Countrywide Credit Industries, Inc.        13,600      714
Doral Financial Corp.                      21,000      890
Fannie Mae                                 24,600    1,864
Fiserv, Inc. (AE)                          21,400      788
Greenpoint Financial Corp.                 20,400    1,040
North Fork BanCorp., Inc.                  32,300    1,356
                                                  --------
                                                    11,911
                                                  --------
HEALTH CARE - 13.0%
Cephalon, Inc. (AE)                        19,500      848
DaVita, Inc. (AE)                          27,400      607
Forest Laboratories, Inc. (AE)             24,800    1,810
Johnson & Johnson                          18,800    1,021
Mid Atlantic Medical Services (AE)         19,400      701
Oxford Health Plans (AE)                   21,000      852
Pharmaceutical Product
Development, Inc. (AE)                     22,800      508
PSS World Medical, Inc. (AE)               71,900      513
Wellpoint Health Networks (AE)             12,000      892
                                                  --------
                                                     7,752
                                                  --------
INDUSTRIALS - 7.6%
Apogee Enterprises, Inc.                   42,900      514
Fisher Scientific International (AE)       22,800      656
Flir Systems, Inc. (AE)                    15,800      600
General Electric Co.                       20,200      609
Goodrich Corp.                             25,600      534
Lockheed Martin Corp.                      14,200      899
SPX Corp. (AE)                              6,400      695
                                                  --------
                                                     4,507
                                                  --------
INFORMATION TECHNOLOGY - 16.3%
Cisco Systems, Inc. (AE)                  107,400    1,484
Dell Computer Corp. (AE)                   52,100    1,386
eBay, Inc. (AE)                            16,100      911
Electronic Arts, Inc. (AE)                 23,400    1,480
Motorola, Inc.                             98,500    1,182

                                                MARKET
                                    NUMBER      VALUE
                                      OF        (000)
                                    SHARES        $
                                  ---------   --------
Nextel Communications, Inc.
Class A (AE)                        261,800      1,992
QLogic Corp. (AE)                    20,100        674
Varian Semiconductor Equipment
Associates, Inc. (AE)                27,800        582
                                              --------
                                                 9,691
                                              --------
MATERIALS - 1.1%
Pactiv Corp. (AE)                    36,100        656
                                              --------
TELECOMMUNICATION SERVICES - 1.9%
AT&T Corp.                           92,300      1,128
                                              --------
TOTAL COMMON STOCKS
(cost $59,494)                                  58,711
                                              --------
SHORT-TERM INVESTMENTS - 2.3%
Federated Investors Prime Cash
Obligation Fund                         560        560
Short-Term Investment Co.               780        780
                                              --------
TOTAL SHORT-TERM INVESTMENTS
(cost $1,340)                                    1,340
                                              --------
TOTAL INVESTMENTS - 100.8%
(identified cost $60,834)                       60,051
                                              --------
OTHER ASSETS AND LIABILITIES,
NET - (0.8%)                                      (463)
                                              --------
NET ASSETS - 100.0%                             59,588
                                              ========

                                                                                                      UNREALIZED
                                                                                        NOTIONAL     APPRECIATION
                                                                                         AMOUNT     (DEPRECIATION)
FUTURES CONTRACTS                                                                        (000)           (000)
(NUMBER OF CONTRACTS)                                                                      $               $
                                                                                        --------    --------------
S&P 500 Index (5) expiration date 09/02                                                    1,145               (16)
                                                                                                    --------------
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts Purchased (a)                           (16)
                                                                                                    ==============

(AE) Nonincome-producing security.

(o)  Real Estate Investment Trust (REIT).

(a) Cash balances totaling $71,250 were held as collateral in connection with futures contracts purchased (sold).

See accompanying notes which are an integral part of the financial statements.

SSgA
AGGRESSIVE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)
                                                                 AUGUST 31, 2002

ASSETS
Investment at market (including securities on loan of $2,831),
(identified cost $60,834)                                                                             $    60,051
Receivables:
Dividends                                                                                                     131
Fund shares sold                                                                                               94
Prepaid expenses                                                                                               14
Short-term investments held as collateral for securities loaned, at market                                  2,975
                                                                                                      -----------
Total assets                                                                                               63,265

LIABILITIES
Payables:
Fund shares redeemed                                                                  $       618
Accrued fees to affiliates                                                                     70
Other accrued expenses                                                                         14
Payable upon return of securities loaned, at market                                         2,975
                                                                                      -----------
Total liabilities                                                                                           3,677
                                                                                                      -----------
NET ASSETS                                                                                            $    59,588
                                                                                                      ===========
NET ASSETS CONSIST OF:

Accumulated net realized gain (loss)                                                                  $   (11,551)
Unrealized appreciation (depreciation) on:
Investments                                                                                                  (783)
Futures contracts                                                                                             (16)
Shares of beneficial interest                                                                                  15
Additional paid-in capital                                                                                 71,923
                                                                                                      -----------
NET ASSETS                                                                                            $    59,588
                                                                                                      ===========
NET ASSET VALUE, offering and redemption price per share:
($59,588,051 divided by 15,374,463 shares of $.001 par value
shares of beneficial interest outstanding)                                                            $      3.88
                                                                                                      ===========

  See accompanying notes which are an integral part of the financial statements.

SSgA AGGRESSIVE EQUITY FUND

STATEMENT OF OPERATIONS
Amounts in thousands
                                       FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Dividends                                                                                              $     439
Securities Lending Income                                                                                     31
Interest                                                                                                       5
                                                                                                       ---------
Total investment income                                                                                      475

EXPENSES
Advisory fees                                                                         $     420
Administrative fees                                                                          49
Custodian fees                                                                               26
Distribution fees                                                                            30
Transfer agent fees                                                                          31
Professional fees                                                                            21
Registration fees                                                                             5
Shareholder servicing fees                                                                   17
Trustees' fees                                                                               11
Miscellaneous                                                                                14
                                                                                      ---------
Expenses before reductions                                                                  624
Expense reductions                                                                           (8)
                                                                                      ---------
Expenses, net                                                                                                616
                                                                                                       ---------
Net investment income (loss)                                                                                (141)
                                                                                                       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                              (6,919)
Futures contracts                                                                        (1,046)          (7,965)
                                                                                      ---------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                               1,031
Futures contracts                                                                            70            1,101
                                                                                      ---------        ---------
Net realized and unrealized gain (loss)                                                                   (6,864)
                                                                                                       ---------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                  $  (7,005)
                                                                                                       =========

  See accompanying notes which are an integral part of the financial statements.

SSgA AGGRESSIVE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands
                                           FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                2002        2001
                                                               --------   --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)                                   $   (141)  $    (64)
Net realized gain (loss)                                         (7,965)    (3,519)
Net change in unrealized appreciation (depreciation)              1,101     (3,073)
                                                               --------   --------
Net increase (decrease) in net assets from operations            (7,005)    (6,656)
                                                               --------   --------
DISTRIBUTIONS
From net realized gain                                               --     (6,204)
                                                               --------   --------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions    13,511     57,590
                                                               --------   --------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                       6,506     44,730

NET ASSETS
Beginning of period                                              53,082      8,352
                                                               --------   --------
End of period                                                  $ 59,588   $ 53,082
                                                               ========   ========

  See accompanying notes which are an integral part of the financial statements.

SSgA AGGRESSIVE EQUITY FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                       FISCAL YEARS ENDED AUGUST 31,
                                           ----------------------------------------------------
                                              2002          2001          2000         1999*
                                           ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD       $     4.38    $    19.97    $    12.73    $    10.00
                                           ----------    ----------    ----------    ----------
INCOME FROM OPERATIONS
Net investment income (loss)(a)                  (.01)           --          (.13)         (.04)
Net realized and unrealized gain (loss)          (.49)        (3.77)        11.40          2.77
                                           ----------    ----------    ----------    ----------
Total income (loss) from operations              (.50)        (3.77)        11.27          2.73
                                           ----------    ----------    ----------    ----------
DISTRIBUTIONS
From net investment income                         --            --          (.02)           --
From net realized gain                             --        (11.82)        (4.01)           --
                                           ----------    ----------    ----------    ----------
Total distributions                                --        (11.82)        (4.03)           --
                                           ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD             $     3.88    $     4.38    $    19.97    $    12.73
                                           ==========    ==========    ==========    ==========
TOTAL RETURN (%)(b)                            (11.42)       (33.17)       112.42         27.30

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)       59,588        53,082         8,352         7,185

Ratios to average net assets (%)(c):
Operating expenses, net (d)                      1.10          1.10          1.10          1.10
Operating expenses, gross (d)                    1.11          2.48          1.87          2.07
Net investment income                            (.25)         (.57)         (.75)         (.50)

Portfolio turnover rate (%)(b)                 251.64        262.01        336.60        179.56

* For the period December 30, 1998 (commencement of operations) to August 31, 1999.

(a)  Average month-end shares outstanding were used for this calculation.

(b)  Periods less than one year are not annualized.

(c)  The ratios for periods less than one year are annualized.

(d)  See Note 4 for current period amounts.

See accompanying notes which are an integral part of the financial statements.

SSgA AGGRESSIVE EQUITY FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA Aggressive Equity Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the last reported sales price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the last reported sales price. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had net tax basis capital loss carryovers of $227,273 and $7,111,134, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009 and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $4,232,080 incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date.
     Dividends are generally declared and paid annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. Permanent differences between tax regulations and GAAP are reclassified to paid in capital. These differences relate primarily to investments in certain securities sold at a loss.

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

        Cost of Investments for Tax Purposes                 $ 60,831,090
        Gross Tax Unrealized Appreciation                       3,650,868
        Gross Tax Unrealized Depreciation                      (4,431,038)
                                                             ------------
        Net Tax Unrealized Appreciation (Depreciation)       $   (780,170)
                                                             ============
        Undistributed Ordinary Income                        $         --
        Undistributed Long-Term Gains
        (Capital Loss Carryforward)                          $ (7,338,407)

        TAX COMPOSITION OF DISTRIBUTIONS:
        Ordinary Income                                      $         --
        Long-Term Capital Gains                              $         --
        Tax Return of Capital                                $         --

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

     DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

     The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding short-term investments, aggregated to $150,159,376 and $134,716,567, respectively.

     SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, the value of outstanding securities on loan and the value of collateral amounted to $2,830,895 and $2,974,900, respectively.

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Adviser has contractually agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The total amount of reimbursement for the period ended August 31, 2002, was $404. As of August 31, 2002, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $7,293 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $1,282 and $508 by State Street and Global Markets, respectively. The Funds did not incur any expenses from CitiStreet, Fiduciary Investors Services and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Global Markets, an affiliated broker dealer of State Street. The commissions paid to Global Markets were $4,208 for the period ended August 31, 2002

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

        Advisory fees                $40,014
        Administration fees            8,017
        Custodian fees                 3,455
        Distribution fees                814
        Shareholder servicing fees    15,500
        Transfer agent fees              643
        Trustees' fees                 2,010
                                     -------
                                     $70,453
                                     =======

     BENEFICIAL INTEREST: As of August 31, 2002, four shareholders (three of which were also affiliates of the Investment Company) were record owners of approximately 42%, 30%, 10% and 10%, respectively, of the total outstanding shares of the Fund.

5.   FUND SHARE TRANSACTIONS (amounts in thousands)

                                        FISCAL YEARS ENDED AUGUST 31,
                                 --------------------------------------------
                                         2002                    2001
                                 --------------------     -------------------
                                  SHARES     DOLLARS      SHARES     DOLLARS
                                 --------   ---------     -------   ---------
Proceeds from shares sold          14,196   $  61,001      11,745   $  56,348
Proceeds from reinvestment of
 distributions                         --          --         859       6,138
Payments for shares redeemed      (10,950)    (47,490)       (894)     (4,896)
                                 --------   ---------     -------   ---------
Total net increase (decrease)       3,246   $  13,511      11,710   $  57,590
                                 ========   =========     =======   =========

6.   INTERFUND LENDING PROGRAM

     The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

SSgA AGGRESSIVE EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson          Trustee              Appointed until    -  Vice Chairman,                        25        Trustee,
909 A Street              since 1988           successor is          Frank Russell Company;                          Frank Russell
Tacoma, WA 98402                               duly elected                                                          Investment
                                               and qualified      -  Chairman of the Board,                          Company Funds
                                                                     Frank Russell Investment                        and Russell
Age 63                                                               Management Company and                          Insurance Funds
                                                                     Frank Russell Trust Company;                    (investment
                          President and        Until successor                                                       companies)
                          Chairman of          is chosen and      -  Chairman of the Board and
                          the Board            qualified by          Chief Executive Officer, Russell
                          since 1988           the Trustees.         Fund Distributors, Inc.; and

                                                                  -  Director, Russell Insurance
                                                                     Agency, Inc., Frank Russell
                                                                     Investments (Ireland) Limited,
                                                                     Frank Russell Investment Company
                                                                     PLC; Frank Russell Investment
                                                                     Company II PLC, Frank Russell
                                                                     Investment Company III PLC,
                                                                     Frank Russell Institutional Funds
                                                                     PLC, Frank Russell Qualifying
                                                                     Investor Fund, and Frank Russell
                                                                     Investments (Cayman) Ltd.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William L. Marshall       Trustee              Appointed until    -  Chief Executive Officer and           25        None
33 West Court Street      since 1988           successor is          President, Wm. L. Marshall
Doylestown, PA                                 duly elected          Associates, Inc., Wm. L. Marshall
18901                                          and qualified         Companies, Inc. and the
                                                                     Marshall Financial Group
Age 59                                                               (a registered investment advisor
                                                                     and provider of financial and
                                                                     related consulting services);

                                                                  -  Certified Financial Planner and
                                                                     Member, Institute of Certified
                                                                     Financial Planners; and

                                                                  -  Registered Representative for
                                                                     Securities with FSC Securities
                                                                     Corp., Atlanta, Georgia.
------------------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich      Trustee              Appointed until    -  September 2000 to Present,            25        None
522 5th Avenue            since 1988           successor is          Global Head of Structured Real
New York, NY                                   duly elected          Estate, J.P. Morgan Investment
10036                                          and qualified         Management

                                                                  -  January 2000 to September 2000,
Age 45                                                               Managing Director,
                                                                     HSBC Securities (USA) Inc.

                                                                  -  From 1998 to 2000, President,
                                                                     Key Global Capital, Inc.;

                                                                  -  From 1997 to 1998, Partner, Squire,
                                                                     Sanders & Dempsey (law firm);
                                                                     and

                                                                  -  From 1994 to 1997, Partner,
                                                                     Brown, Rudnick, Freed & Gesmer
                                                                     (law firm).

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley          Trustee              Appointed until    -  Partner, Riley, Burke & Donahue,      25        Director -
One Corporate Place       since 1988           successor is          L.L.P. (law firm).                              SSgA Cash
55 Ferncroft Road                              duly elected                                                          Management
Danvers, MA 01923                              and qualified                                                         Fund PLC,
                                                                                                                     State Street
Age 53                                                                                                               Global Advisors
                                                                                                                     Ireland, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk          Trustee              Appointed until    -  1996 to May 2002, Chairman,           25        None
1180 Brookgate Way        since 1988           successor is          Cerulean Companies, Inc.
N.E.                                           duly elected          (Retired);
Atlanta, GA 30319                              and qualified
                                                                  -  1996 to March 2001, President and
                                                                     CEO, Cerulean Companies, Inc.;
Age 56
                                                                  -  1992 to March 2001, President
                                                                     and Chief Executive Officer, Blue
                                                                     Cross/Blue Shield of Georgia;
                                                                  -  1993 to November 2001, Chairman
                                                                     and Board Member, Georgia Caring
                                                                     for Children Foundation (private
                                                                     foundation); and
                                                                  -  1998 to Present, Board Member,
                                                                     Healthcare Georgia Foundation
                                                                     (private foundation)
------------------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber            Trustee              Appointed until    -  Consultant, Computer Simulation,      25        Director -
26 Round Top Road         since 1991           successor is          General Electric Industrial Control             SSgA Cash
Boxford, MA 01921                              duly elected          Systems.                                        Management
                                               and qualified                                                         Fund PLC,
Age 59                                                                                                               State Street
                                                                                                                     Global Advisors
                                                                                                                     Ireland, Ltd.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd             Trustee              Appointed until    -  Chairman, President and CEO,          25        Director -
150 Domorah Drive         since 1988           successor is          A.M. Todd Group, Inc.; and                      SSgA Cash
Montgomeryville,                               duly elected                                                          Management
PA 18936                                       and qualified      -  President and CEO, Zink & Triest                Fund PLC,
                                                                     Co., Inc. (dealer in vanilla flavor             State Street
Age 55                                                               materials).                                     Global Advisors
                                                                                                                     Ireland, Ltd.

                          POSITION(S) HELD
NAME,                       WITH FUND AND          TERM                             PRINCIPAL OCCUPATION(S)
ADDRESS,                      LENGTH OF             OF                                     DURING THE
AGE                          TIME SERVED          OFFICE                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

J. David Griswold         Vice President       Until successor    -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street              and Secretary        is chosen and         Frank Russell Company
Tacoma, WA 98402          since 1994           qualified by
                                               Trustees           -  Assistant Secretary and Associate General Counsel, Frank
Age 45                                                               Russell Investment Management Company, Frank Russell Capital
                                                                     Inc. and Frank Russell Investments (Delaware), Inc.;

                                                                  -  Assistant Secretary and Associate General Counsel,
                                                                     Russell Fund Distributors, Inc.

                                                                  -  Director, Secretary and Associate General Counsel,
                                                                     Frank Russell Securities, Inc.;

                                                                  -  Secretary, Frank Russell Canada Limited/Limitee.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson           Treasurer and        Until successor    -  Director - Funds Administration, Frank Russell Investment
909 A Street              Chief                is chosen and         Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402          Accounting           qualified by
                          Officer              Trustees           -  Treasurer and Chief Accounting Officer, Frank Russell
Age 38                    since 2000                                 Investment Company and Russell Insurance Funds.

SSgA AGGRESSIVE EQUITY FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
     Lynn L. Anderson, Chairman
     William L. Marshall
     Steven J. Mastrovich
     Patrick J. Riley
     Richard D. Shirk
     Bruce D. Taber
     Henry W. Todd

OFFICERS
     Lynn L. Anderson, President and CEO
     Mark E. Swanson, Treasurer and Principal Accounting Officer
     J. David Griswold, Vice President and Secretary
     Deedra S. Walkey, Assistant Secretary
     Ross E. Erickson, Assistant Treasurer
     David J. Craig, Assistant Treasurer
     Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
     SSgA Funds Management, Inc.
     One International Place, 27th Floor
     Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
     State Street Bank and Trust Company
     1776 Heritage Drive
     North Quincy, Massachusetts 02171
     (800) 647-7327

DISTRIBUTOR
     State Street Global Markets, LLC
     One International Place, 27th Floor
     Boston, Massachusetts 02110
     (800) 997-7327

ADMINISTRATOR
     Frank Russell Investment Management Company
     909 A Street
     Tacoma, Washington 98402

LEGAL COUNSEL
     Goodwin Procter LLP
     Exchange Place
     Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     160 Federal Street
     Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

IAM SHARES FUND

AUGUST 31, 2002

                                  SSgA(R) FUNDS

                                IAM SHARES FUND

                                  Annual Report
                                August 31, 2002

                                Table of Contents

                                                          PAGE

Chairman's Letter                                           3

Portfolio Management Discussion and Analysis                4

Report of Independent Accountants                           6

Financial Statements                                        7

Financial Highlights                                       15

Notes to Financial Statements                              16

Disclosure of Information About Fund Trustees              22

Fund Management and Service Providers                      26

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA IAM SHARES FUND

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA IAM SHARES Fund. We hope you find this information useful as you review the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,

/s/ Timothy B. Harbert                     /s/ Agustin J. Fleites

Timothy B. Harbert                         Agustin J. Fleites
State Street Global Advisors               SSgA Funds Management, Inc.
Chairman and Chief President
Executive Officer

SSgA IAM SHARES FUND

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: The Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists & Aerospace Workers
(IAM) or its affiliated labor unions.

INVESTS IN: At least 80% of its total assets in equity securities of IAM companies. IAM companies are defined as companies that either have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions, or are listed in the S&P 500(R) Index, and have not been identified by the IAM or affiliated labor unions as having non-union sentiment.

STRATEGY: The Fund's investment strategy is driven by an investment process that manages portfolio exposures to fundamental attributes within a multifactor risk model environment. These attributes include industry allocations, size, style, growth expectations, and valuation ratios.

[CHART]

GROWTH OF A $10,000 INVESTMENT

YEARLY PERIODS ENDED AUGUST 31

                      SSgA
DATES            IAM SHARES FUND               S&P 500(R) INDEX**
    *              $10,000                           $10,000
 1999              $10,140                           $10,234
 2000              $11,655                           $11,904
 2001              $ 9,025                           $ 9,001
 2002              $ 7,316                           $ 7,381
Total              $48,136                           $48,520

PERFORMANCE REVIEW

For the fiscal year ended August 31, 2002, the Fund posted a loss of 18.94%. The Fund underperformed the S&P 500(R) Index, which fell 17.99% during the same period. The Fund's performance includes operating expenses of 52 basis points, whereas Index returns do not include expenses of any kind.

MARKET AND PORTFOLIO HIGHLIGHTS

The fiscal year began with the tragedy of September 11th that led to a four-day shutdown of US equity markets. The panic and the looming economic fallout that resulted from this event were in large part responsible for the significant decline in equity values during the month of September. The Federal Reserve, along with other central banks around the globe, responded by injecting an unprecedented amount of liquidity into the financial system. Equity markets finished the year strong in the last calendar quarter of 2001 as investors swooped

SSgA IAM SHARES FUND

PERIOD ENDED             GROWTH OF          TOTAL
08/31/02                  $10,000           RETURN
------------------------------------------------------
1 Year                    $   8,106         (18.94)%
Inception                 $   7,316          (9.17)%+


STANDARD & POOR'S(R) 500 COMPOSITE STOCK PRICE INDEX

PERIOD ENDED              GROWTH OF         TOTAL
08/31/02                   $10,000          RETURN
------------------------------------------------------
1 Year                     $  8,201         (17.99)%
Inception                  $  7,381          (8.94)%+

SEE RELATED NOTES ON FOLLOWING PAGE.

in to purchase some of these beaten down stocks. The remainder of the fiscal year was not so kind to equity investors. Growing unemployment, a lack of capital spending by the corporate sector, and fears of further terrorist attacks all contributed to depressing equity values. Additionally, the large-scale cases of corporate fraud (Enron, WorldCom) and the largest bankruptcies in US history (Enron, WorldCom, Global Crossing), created an environment with little to entice buyers.

The Fund was hindered most by its index-relative underweights to the financial and health care sectors, which returned -8.56% and -15.55%, respectively. These were two of the better performing (and largest) sectors during the period. In the consumer discretionary sector, the Fund was largely hurt by its lack of investment in Wal-Mart, a boycotted investment of the Fund, which rose 11.89% during the fiscal year. On a positive note, a large overweight to the consumer staples sector, which gained 2.42%, and some key stock selection within the industrial sector helped to pare some of these losses. Consumer staples, the only sector within the S&P 500(R) Index to have a positive return during the fiscal year, tends to perform well in a recessionary environment. The Fund's holdings in the defense industry within the industrial sector were aided by the tenuous global situation. Finally, a large index - relative underweight to the information technology sector was also beneficial for the Fund. For the second straight year, this sector was one of the worst performers, declining nearly 33%. These sector over/underweights are primarily a result of the need for exposure to the union-friendly universe of companies.

On an individual security basis, the largest contributors to the Fund's performance were stocks from the consumer staples sector and defense industry. These included Northrop Gruman+/- (returned +51.95%), Anheuser Busch+/- (+25.40%), Procter & Gamble+/- (+22.85%), 3M Company+/- (+22.46%), and Philip
Morris+/- (+10.70%). The primary detractors to the period's results were Tyco International+/- (-69.74%), AOL Time Warner (-66.13%), Intel Corp. (-40.18%), Verizon Communications+ (-35.90%), and General Electric+/- (-24.97%). Questionable accounting practices and a resulting lack of investor confidence hurt Tyco and AOL. General Electric continues to be the largest holding in the Fund.

On August 31, 2002, the SSgA IAM SHARES Fund held 256 securities with a market value of approximately $140 million. Of these 256 securities, there were 151 securities of companies that have collective bargaining agreements with the IAM. These investments in "union friendly" companies represented 68.5% of the Fund's market value. In total, there are currently 343 publicly traded companies that have agreements with the IAM and are eligible for investment by the Fund.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)    AUGUST 31, 2002
General Electric Co.                         4.6%
Exxon Mobil Corp.                            3.5
Citigroup, Inc.                              3.3
Microsoft Corp.                              3.1
Coca-Cola Co. (The)                          2.4
Pfizer, Inc.                                 2.3
Procter & Gamble Co.                         2.2
Merck & Co., Inc.                            2.2
Philip Morris Cos., Inc.                     1.9
Verizon Communications, Inc.                 1.8

                                   ----------

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The Fund commenced operations on June 2, 1999. Index comparison also began June 2, 1999.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard and Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+    Annualized.

+/-  Denotes IAM affiliated company.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Funds. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

A portion of the fiscal 2000 performance of the Fund can be attributed to its investment in Initial Public Offerings (IPOs) which are new securities offered to the market, and their value can fluctuate dramatically. Therefore, there can be no assurance that IPOs will continue to have a positive effect on fund performance.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA IAM SHARES Fund (the "Fund") at August 31, 2002, the results of its operations for the fiscal year then ended, and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended and for the period June 2, 1999 (commencement of operations) to August 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                      /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2002

SSgA IAM SHARES FUND

STATEMENT OF NET ASSETS

                                                                 AUGUST 31, 2002

                                                                             MARKET
                                                               NUMBER         VALUE
                                                                 OF           (000)
                                                               SHARES           $
                                                             ---------      ---------
COMMON STOCKS - 99.3%
CONSUMER DISCRETIONARY - 14.7%

99 Cents Only Stores (AE)                                      20,866           504
AOL Time Warner, Inc. (AE)                                     68,250           863
Best Buy Co., Inc. (AE)                                         3,850            82
Black & Decker Corp.                                            8,800           395
Brunswick Corp.                                                 4,700           115
Cendant Corp. (AE)                                             43,600           624
Clear Channel
  Communications, Inc. (AE)                                     4,900           167
Coach, Inc. (AE)                                               12,794           315
Costco Wholesale Corp. (AE)                                     5,600           187
DaimlerChrysler AG                                              3,000           129
Ethan Allen Interiors, Inc.                                    13,800           469
Federal Signal Corp.                                           12,300           256
Ford Motor Co.                                                 46,921           552
Gap, Inc. (The)                                                 8,500           100
General Motors Corp.                                           18,580           889
Goodyear Tire & Rubber Co. (The)                                6,100            82
Harley-Davidson, Inc.                                          17,200           847
Home Depot, Inc.                                               32,600         1,074
Jakks Pacific, Inc. (AE)                                        2,100            24
Johnson Controls, Inc.                                          4,700           406
Katy Industries, Inc. (AE)                                     18,100            61
Knight-Ridder, Inc.                                             6,000           364
Kohl's Corp. (AE)                                               5,000           349
Lear Corp. (AE)                                                 1,700            79
Leggett & Platt, Inc.                                           7,700           178
Liberty Media Corp. Class A (AE)                               41,000           343
Lowe's Cos., Inc.                                               8,100           335
Manpower, Inc.                                                  7,100           235
Marriott International, Inc. Class A                            7,300           239
Maytag Corp.                                                   10,800           353
Meredith Corp.                                                  6,300           250
Monsanto Co.                                                    1,330            24
New York Times Co. Class A                                     15,400           727
Newell Rubbermaid, Inc.                                        14,600           505
Omnicom Group                                                   1,400            85
Paccar, Inc.                                                    6,600           233
Pennzoil-Quaker State Co.                                       6,900           151
Sears Roebuck and Co.                                          28,000         1,274
Southwest Airlines Co.                                         42,625           606
Stanley Works (The)                                             2,300            80
Starwood Hotels & Resorts
  Worldwide, Inc.                                              11,600           299
Steris Corp. (AE)                                              13,500           308
Supervalu, Inc.                                                 8,500           177
Target Corp.                                                   13,000           445
Tiffany & Co.                                                  22,400           556
Tribune Co.                                                    20,607           860
Viacom, Inc. Class B (AE)                                      28,535         1,161
Vivendi Universal SA - ADR                                      5,200            67
Walgreen Co.                                                    8,700           302
Walt Disney Co.                                                75,300         1,181
Washington Post Class B                                           521           337
Whirlpool Corp.                                                 4,900           271
                                                                           --------
                                                                             20,515
                                                                           --------
CONSUMER STAPLES - 15.1%
Anheuser-Busch Cos., Inc. Class C                              42,400         2,254
Arden Group, Inc. Class A (AE)                                  1,500            87
Campbell Soup Co.                                              20,700           479
Coca-Cola Co. (The)                                            65,100         3,320
Conagra Foods, Inc.                                            32,500           854
Dean Foods Co. (AE)                                             6,200           235
Dial Corp. (The)                                               14,000           283
Fleming Cos., Inc.                                              7,300            74
Gillette Co. (The)                                             20,000           631
Great Atlantic & Pacific Tea Co. (AE)                           5,500            58
Interstate Bakeries                                             2,700            66
Kellogg Co.                                                     8,700           280
Kraft Foods, Inc. Class A                                       5,970           237
Kroger Co. (AE)                                                36,600           662
PepsiAmericas, Inc.                                             3,700            53
PepsiCo, Inc.                                                  57,840         2,288
Philip Morris Cos., Inc.                                       52,600         2,630
Procter & Gamble Co.                                           34,600         3,067
Safeway, Inc. (AE)                                             18,600           480

                                                                             MARKET
                                                               NUMBER         VALUE
                                                                 OF           (000)
                                                               SHARES           $
                                                             ---------      ---------
Sara Lee Corp.                                                 36,430           672
Systemco Corp.                                                 41,600         1,180
Unilever NV                                                    19,500         1,154
                                                                           --------
                                                                             21,044
                                                                           --------
ENERGY - 7.4%
Baker Hughes, Inc.                                              6,200           171
BP PLC - ADR                                                   10,668           499
ChevronTexaco Corp.                                            28,498         2,184
Exxon Mobil Corp.                                             136,968         4,855
Halliburton Co.                                                 9,200           140
Phillips Petroleum Co.                                          1,200            63
Royal Dutch Petroleum Co.                                      19,900           899
Schlumberger, Ltd.                                             26,500         1,145
Transocean, Inc.                                               14,564           357
Unocal Corp.                                                    1,300            43
                                                                           --------
                                                                             10,356
                                                                           --------
FINANCIALS - 13.9%
ACE, Ltd.                                                       3,200           102
Aegon NV                                                       48,864           709
Aflac, Inc.                                                     1,600            49
Allstate Corp. (The)                                            3,500           130
American Express Co.                                           15,100           545
American Financial Group, Inc.                                 18,800           470
American International Group                                   34,874         2,190
Bank of America Corp.                                          20,300         1,423
Bank of New York Co., Inc. (The)                                5,600           197
Bank One Corp.                                                  9,000           369
Charles Schwab Corp. (The)                                     23,200           213
Cigna Corp.                                                       500            43
Citigroup, Inc.                                               138,866         4,547
Fannie Mae                                                     11,200           849
Fifth Third Bancorp                                             3,500           235
FleetBoston Financial Corp.                                     8,955           216
Freddie Mac                                                     5,700           365
Golden West Financial Corp.                                     1,800           122
Goldman Sachs Group, Inc.                                       6,300           487
Household International, Inc.                                  29,600         1,069
JP Morgan Chase & Co.                                          32,550           859
Lehman Brothers Holdings, Inc.                                  3,200           182
MBNA Corp.                                                      5,250           106
Merrill Lynch & Co., Inc.                                      11,300           409
Morgan Stanley                                                 14,800           632
National City Corp.                                             1,600            50
Northern Trust Corp.                                            1,000            43
Progressive Corp. (The)                                         1,800            97
Stilwell Financial, Inc.                                       41,600           580
SunTrust Banks, Inc.                                            1,100            74
Travelers Property Casualty Corp.
  Class A (AE)                                                 32,400           509
Travelers Property Casualty Corp.
  Class B (AE)                                                 12,327           201
US Bancorp                                                     25,512           548
Wachovia Corp.                                                  9,000           332
Washington Mutual, Inc.                                        11,750           444
                                                                           --------
                                                                             19,396
                                                                           --------
HEALTH CARE - 11.3%
Abbott Laboratories                                            17,200           689
Amgen, Inc. (AE)                                               16,772           755
Applera Corp. -
  Applied BioSystems Group                                     20,100           398
Baxter International, Inc.                                     32,500         1,179
Bristol-Myers Squibb Co.                                       17,700           442
Cardinal Health, Inc.                                             700            45
Edwards Lifesciences Corp. (AE)                                18,200           448
Eli Lilly & Co.                                                10,700           621
HCA, Inc.                                                         700            33
Invitrogen Corp. (AE)                                           7,212           257
Johnson & Johnson                                              34,800         1,890
King Pharmaceuticals, Inc. (AE)                                 1,400            30
Medimmune, Inc. (AE)                                            1,400            36
Medtronic, Inc.                                                 8,300           342
Merck & Co., Inc.                                              59,600         3,011
New Brunswick Scientific, Inc. (AE)                             8,902            53
Pfizer, Inc.                                                   95,625         3,163

                                                                             MARKET
                                                               NUMBER         VALUE
                                                                 OF           (000)
                                                               SHARES           $
                                                             ---------      ---------
Pharmacia Corp.                                                 7,800           341
Schering-Plough Corp.                                          57,200         1,320
UnitedHealth Group, Inc.                                        2,100           186
Wyeth                                                          10,900           467
Zimmer Holdings, Inc. (AE)                                      1,770            65
                                                                           --------
                                                                             15,771
                                                                           --------
INDUSTRIALS - 15.8%
3M Co.                                                         14,300         1,787
Actuant Corp. Class A (AE)                                      3,600           138
Airborne, Inc.                                                 11,600           149
American Standard Cos., Inc. (AE)                                 800            57
Arkansas Best Corp. (AE)                                        1,800            37
Boeing Co. (The)                                               20,500           760
Caterpillar, Inc.                                              15,600           681
CSX Corp.                                                       5,000           174
Danaher Corp.                                                  10,400           626
Deere & Co.                                                     5,500           253
Dover Corp.                                                    16,600           477
Eaton Corp.                                                     7,400           523
Emerson Electric Co.                                           16,300           795
Fisher Scientific International (AE)                            5,600           161
General Dynamics Corp.                                          9,700           763
General Electric Co.                                          213,300         6,430
Honeywell International, Inc.                                  24,662           739
Illinois Tool Works, Inc.                                       9,804           672
Ingersoll-Rand Co. Class A                                      1,600            60
Kansas City Southern (AE)                                      26,050           395
Koninklijke Philips Electronics NV                             18,389           371
Lockheed Martin Corp.                                           9,500           602
Martin Marietta Materials, Inc.                                 3,700           136
Navistar International Corp.                                    7,500           188
Norfolk Southern Corp.                                         12,800           268
Northrop Grumman Corp.                                          8,850         1,087
Rockwell Collins, Inc.                                          4,200            89
Ryder System, Inc.                                              7,500           196
Siemens AG - ADR                                                2,700           127
SPX Corp. (AE)                                                  3,000           326
Surebeam Corp. Class A (AE)                                    12,365            31
Tyco International, Ltd.                                       45,500           714
Union Pacific Corp.                                             7,200           436
United Parcel Service, Inc. Class B                             5,114           327
United Technologies Corp.                                      13,400           796
Waste Management, Inc.                                         25,800           656
                                                                           --------
                                                                             22,027
                                                                           --------
INFORMATION TECHNOLOGY - 12.8%
Adobe Systems, Inc.                                             2,200            44
Agilent Technologies, Inc. (AE)                                 2,212            30
Allen Telecom, Inc. (AE)                                       10,300            47
Amphenol Corp. Class A (AE)                                     7,600           295
Analog Devices, Inc. (AE)                                       2,500            60
Applied Materials, Inc. (AE)                                   19,500           261
Axcelis Technologies, Inc. (AE)                                30,700           208
Broadcom Corp. Class A (AE)                                     4,100            68
Cisco Systems, Inc. (AE)                                      110,200         1,523
Computer Associates International, Inc.                         4,800            54
Computer Sciences Corp. (AE)                                   13,800           508
Concord EFS, Inc. (AE)                                          3,700            76
Dell Computer Corp. (AE)                                       35,800           953
eBay, Inc. (AE)                                                 4,300           243
eFunds Corp. (AE)                                              16,400           168
Electronic Data Systems Corp.                                   1,200            48
EMC Corp.achusetts (AE)                                        30,500           206
Energy Conversion Devices, Inc. (AE)                            9,400           113
Hewlett-Packard Co.                                            28,832           387
Hughes Electronics Corp. Class H (AE)                          27,680           285
Intel Corp.                                                   103,600         1,727
International Business Machines Corp.                          24,600         1,854
Intuit, Inc. (AE)                                               2,300           103
JDS Uniphase Corp. (AE)                                        13,500            36
L-3 Communications
  Holdings, Inc. (AE)                                           4,800           244
Lucent Technologies, Inc. (AE)                                 29,095            50
Maxim Integrated Products (AE)                                  2,400            76
Maxtor Corp. (AE)                                              30,804           114
Mercury Interactive Corp. (AE)                                  1,400            36

                                                                             MARKET
                                                               NUMBER         VALUE
                                                                 OF           (000)
                                                               SHARES           $
                                                             ---------      ---------
Micron Technology, Inc. (AE)                                    5,800           100
Microsoft Corp. (AE)                                           87,000         4,269
Motorola, Inc.                                                 15,700           188
Network Appliance, Inc. (AE)                                    3,800            36
Nextel Communications, Inc.
  Class A (AE)                                                 11,600            88
Nortech Systems, Inc. (AE)                                      9,100            67
Nortel Networks Corp. (AE)                                     40,000            42
Nvidia Corp. (AE)                                               2,900            29
Oracle Corp. (AE)                                              90,500           868
Peoplesoft, Inc. (AE)                                           4,500            72
PerkinElmer, Inc.                                              14,900            85
QLogic Corp. (AE)                                               1,400            47
Quantum Corp. (AE)                                             17,000            50
Raytheon Co.                                                   13,000           455
Rockwell Automation, Inc.                                       4,200            77
Siebel Systems, Inc. (AE)                                       8,700            74
Sun MicroSystems, Inc. (AE)                                    45,000           166
Teledyne Technologies, Inc. (AE)                                7,700           137
Texas Instruments, Inc.                                        20,500           404
Thomas & Betts Corp. (AE)                                       3,300            53
Titan Corp. (AE)                                               17,700           199
Veritas Software Corp. (AE)                                     6,000            97
Xerox Corp. (AE)                                               49,200           345
Xilinx, Inc. (AE)                                               2,500            48
Yahoo, Inc. (AE)                                               11,300           116
                                                                           --------
                                                                             17,929
                                                                           --------
MATERIALS - 4.4%
Air Products & Chemicals, Inc.                                  6,000           281
Alcoa, Inc.                                                    16,000           401
Archer-Daniels-Midland Co.                                     36,230           442
Brush Engineered Materials, Inc.                                2,800            28
Dow Chemical Co. (The)                                         29,288           885
Georgia-Pacific Corp.                                          12,200           257
International Paper Co.                                        19,873           748
Kimberly-Clark Corp.                                           19,600         1,173
Masco Corp.                                                    37,500           906
Rohm & Haas Co.                                                 7,236           263
Sherwin-Williams Co. (The)                                      5,700           154
Temple-Inland, Inc.                                             4,300           220
Weyerhaeuser Co.                                                8,100           442
                                                                           --------
                                                                              6,200
                                                                           --------
TELECOMMUNICATION SERVICES - 3.9%
AT&T Corp.                                                     81,126           991
AT&T Wireless Services, Inc. (AE)                              93,890           464
BellSouth Corp.                                                 6,700           156
Qualcomm, Inc. (AE)                                             9,400           260
Qwest Communications International                             15,400            50
SBC Communications, Inc.                                       38,053           941
Sprint Corp.-FON Group                                          2,900            34
Sprint Corp.-PCS Group (AE)                                    23,800            94
Verizon Communications, Inc.                                   80,272         2,488
                                                                           --------
                                                                              5,478
                                                                           --------

TOTAL COMMON STOCKS
(cost $179,482)                                                             138,716
                                                                           --------
                                                             PRINCIPAL
                                                               AMOUNT
                                                               (000)
                                                                 $
                                                             ---------
SHORT-TERM INVESTMENTS - 0.7%
AIM Short Term Investment Prime
  Portfolio                                                       709           709
American Advantage
  Money Market Fund                                                88            88
United States Treasury Bill (c)(y)(s)
  1.680% due 09/12/02                                             210           210
                                                                           --------
TOTAL SHORT-TERM INVESTMENTS
(cost $1,007)                                                                 1,007
                                                                           --------
TOTAL INVESTMENTS - 100.0%
(identified cost $180,489)                                                  139,723

                                                                            MARKET
                                                                             VALUE
                                                                             (000)
                                                                               $
                                                                           ---------
OTHER ASSETS AND LIABILITIES,
NET - 0.0%                                                                       39
                                                                           --------
NET ASSETS - 100.0%                                                         139,762
                                                                           ========
                                                                            UNREALIZED
                                                             NOTIONAL      APPRECIATION
                                                              AMOUNT      (DEPRECIATION)
FUTURES CONTRACTS                                              (000)          (000)
(NUMBER OF CONTRACTS)                                            $              $
                                                             ---------     ---------
S&P 500 Index (5)
expiration date 09/02                                           1,145          (123)
                                                                           --------
Total Unrealized Appreciation
(Depreciation) on Open Futures                                                 (123)
Contracts Purchased                                                         ========



(AE) Nonincome-producing security.

(c)  At amortized cost, which approximates market.

(y)  Rate noted is yield-to-maturity from date of acquisition.

(s) Held as collateral in connection with futures contracts purchased (sold) or options written by the Fund.

ABBREVIATIONS:

ADR - American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

SSgA IAM SHARES FUND

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)

                                                                 AUGUST 31, 2002

ASSETS
Investments at market (including securities on loan of $1,357),
  (identified cost $180,489)                                                                $ 139,723
Dividends receivable                                                                              249
Prepaid expenses                                                                                   12
Short-term investments held as collateral for securities loaned, at market                      1,506
                                                                                          -----------
    Total assets                                                                              141,490

LIABILITIES
Payables:
  Accrued fees to affiliates                                           $     191
  Other accrued expenses                                                      31
Payable upon return of securities loaned, at market                        1,506
                                                                     -----------
    Total liabilities                                                                           1,728
                                                                                          -----------
NET ASSETS                                                                                  $ 139,762
                                                                                          ===========
NET ASSETS CONSIST OF:
Undistributed net investment income                                                         $     288
Accumulated net realized gain (loss)                                                           (9,353)
Unrealized appreciation (depreciation) on:
  Investments                                                                                 (40,766)
  Futures contracts                                                                              (123)
Shares of beneficial interest                                                                      20
Additional paid-in capital                                                                    189,696
                                                                                          -----------
NET ASSETS                                                                                  $ 139,762
                                                                                          ===========
NET ASSET VALUE, offering and redemption price per share:
  ($139,762,219 divided by 19,662,065 shares of $.001 par value
  shares of beneficial interest outstanding)                                                $    7.11
                                                                                          ===========

See accompanying notes which are an integral part of the financial statements.

SSgA IAM SHARES FUND

STATEMENT OF OPERATIONS
Amounts in thousands
                                       FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
  Dividends                                                             $  2,429
  Securities Lending Income                                                   20
  Interest                                                                     4
                                                                      ----------
    Total investment income                                                2,453

EXPENSES
  Advisory fees                                            $    412
  Administrative fees                                            87
  Custodian fees                                                 54
  Distribution fees                                             138
  Transfer agent fees                                            33
  Professional fees                                              21
  Registration fees                                               4
  Shareholder servicing fees                                     69
  Trustees' fees                                                 12
  Miscellaneous                                                  27
                                                         ----------
  Expenses before reductions                                    857
  Expense reductions                                             (1)
                                                         ----------
    Expenses, net                                                            856
                                                                      ----------
Net investment income (loss)                                               1,597
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments                                                (6,333)
  Futures contracts                                            (473)      (6,806)
                                                         ----------
Net change in unrealized appreciation (depreciation) on:
  Investments                                               (27,871)
  Futures contracts                                             189      (27,682)
                                                         ----------   ----------
Net realized and unrealized gain (loss)                                  (34,488)
                                                                      ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   $(32,891)
                                                                      ==========

See accompanying notes which are an integral part of the financial statements.

SSgA IAM SHARES FUND

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands

                                           FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                      2002          2001
                                                                   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income (loss)                                      $   1,597    $   1,188
  Net realized gain (loss)                                             (6,806)      (2,503)
  Net change in unrealized appreciation (depreciation)                (27,682)     (28,181)
                                                                   ----------   ----------
    Net increase (decrease) in net assets from operations             (32,891)     (29,496)
                                                                   ----------   ----------
DISTRIBUTIONS
  From net investment income                                           (1,537)      (1,234)
  From net realized gain                                                   --         (205)
                                                                   ----------   ----------
    Net decrease in net assets from distributions                      (1,537)      (1,439)
                                                                   ----------   ----------
SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions        (2,408)      73,843
                                                                   ----------   ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                           (36,836)      42,908

NET ASSETS
  Beginning of period                                                 176,598      133,690
                                                                   ----------   ----------
  End of period (including undistributed net investment income of
    $288 and $228, respectively)                                    $ 139,762    $ 176,598
                                                                   ==========   ==========

See accompanying notes which are an integral part of the financial statements.

SSgA IAM SHARES FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        FISCAL YEARS ENDED AUGUST 31,
                                                 2002       2001        2000        1999*
                                              --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD          $   8.85    $  11.55    $  10.14    $  10.00
                                              --------    --------    --------    --------
INCOME FROM OPERATIONS
  Net investment income (loss)(a)                  .08         .08         .09         .02
  Net realized and unrealized gain (loss)        (1.74)      (2.67)       1.42         .12
                                              --------    --------    --------    --------
    Total income from operations                 (1.66)      (2.59)       1.51         .14
                                              --------    --------    --------    --------
DISTRIBUTIONS
  From net investment income                      (.08)       (.09)       (.08)         --
  From net realized gain                            --        (.02)       (.02)         --
                                              --------    --------    --------    --------
    Total distributions                           (.08)       (.11)       (.10)         --
                                              --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                $   7.11    $   8.85    $  11.55    $  10.14
                                              ========    ========    ========    ========
TOTAL RETURN (%)(b)                             (18.94)     (22.56)      14.94        1.40

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)     139,762     176,598     133,690      60,316

Ratios to average net assets (%)(c):
  Operating expenses, net (d)                      .52         .58         .55         .65
  Operating expenses, gross (d)                    .52         .59         .55         .67
  Net investment income                            .97         .79         .79         .72

Portfolio turnover rate (%)(e)                    9.44        4.23        5.34          --

*    For the period June 2, 1999 (commencement of operations) to August 31,1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.
(d)  See Note 4 for current period amounts.
(e) The rate for the period ended August 31, 1999 is not meaningful due to the Fund's short period of operation.

See accompanying notes which are an integral part of the financial statements.

SSgA IAM SHARES FUND

NOTES TO FINANCIAL STATEMENTS AUGUST 31, 2002

1.   ORGANIZATION

     The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA IAM SHARES Fund (the "Fund"). The Fund invests primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions ("IAM companies"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the last reported sales price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the last reported sales price. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the Fund had net tax basis capital loss carryovers of $1,128,508 and $1,240,367, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009 and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $6,556,113 incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

     Cost of Investments for Tax Purposes             $ 181,039,984
     Gross Tax Unrealized Appreciation                    8,979,616
     Gross Tax Unrealized Depreciation                  (50,296,725)
                                                      -------------
     Net Tax Unrealized Appreciation (Depreciation)   $ (41,317,109)
                                                      =============
     Undistributed Ordinary Income                    $     288,844
     Undistributed Long-Term Gains
     (Capital Loss Carryforward)                      $  (2,368,875)

     TAX COMPOSITION OF DISTRIBUTIONS:

     Ordinary Income                                  $   1,536,537
     Long-Term Capital Gains                          $          --
     Tax Return of Capital                            $          --

     EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

     DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

     The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period ended August 31, 2002, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $15,475,091 and $17,056,514, respectively.

     SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral.

     Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2002, the value of outstanding securities on loan and the value of collateral amounted to $1,356,768 and $1,505,998, respectively.

4.   RELATED PARTIES

     ADVISER: The Investment Company has an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .25% of its average daily net assets. The Adviser has contractually agreed to reimburse the Fund for all expenses in excess of .65% of average daily net assets on an annual basis. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

     In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $1,124 under these arrangements.

     ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

     The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $41,199, $33 and $46 by State Street, Global Markets and CitiStreet, respectively. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this period.

     The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

     BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

     ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS FOLLOWS:

     Advisory fees                $ 32,174
     Administration fees            21,831
     Custodian fees                 24,412
     Distribution fees              59,738
     Shareholder servicing fees     40,994
     Transfer agent fees            11,340
     Trustees' fees                    837
                                  --------
                                  $191,326
                                  ========

     BENEFICIAL INTEREST: As of August 31, 2002, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 88% of the total outstanding shares of the Fund.

5.   FUND SHARE TRANSACTIONS (amounts in thousands)

                                          FISCAL YEARS ENDED AUGUST 31,
                                    ----------------------------------------
                                          2002                   2001
                                    -----------------    -------------------
                                    SHARES    DOLLARS    SHARES      DOLLARS
                                    ------    -------    ------      -------
Proceeds from shares sold             245    $ 2,138       8,566     $75,592
Proceeds from reinvestment of
distributions                         178      1,536         140       1,439
Payments for shares redeemed         (719)    (6,082)       (325)     (3,188)
                                   ------    -------      ------     -------
Total net increase (decrease)        (296)   $(2,408)      8,381     $73,843
                                   ======    =======      ======     =======


6.   INTERFUND LENDING PROGRAM

     The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

7.   DIVIDENDS

     On September 3, 2002, the Board of Trustees declared a dividend of $.0220 from net investment income, payable on September 9, 2002 to shareholders of record on September 4, 2002.

SSgA IAM SHARES FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Lynn L. Anderson          Trustee              Appointed until    -  Vice Chairman,                        25        Trustee,
909 A Street              since 1988           successor is          Frank Russell Company;                          Frank Russell
Tacoma, WA 98402                               duly elected                                                          Investment
                                               and qualified      -  Chairman of the Board,                          Company Funds
Age 63                                                               Frank Russell Investment                        and Russell
                                                                     Management Company and                          Insurance Funds
                                                                     Frank Russell Trust Company;                    (investment
                          President and        Until successor                                                       companies)
                          Chairman of          is chosen and      -  Chairman of the Board and
                          the Board            qualified by          Chief Executive Officer, Russell
                          since 1988           the Trustees.         Fund Distributors, Inc.; and

                                                                  -  Director, Russell Insurance
                                                                     Agency, Inc., Frank Russell
                                                                     Investments (Ireland) Limited,
                                                                     Frank Russell Investment Company
                                                                     PLC; Frank Russell Investment
                                                                     Company II PLC, Frank Russell
                                                                     Investment Company III PLC,
                                                                     Frank Russell Institutional Funds
                                                                     PLC, Frank Russell Qualifying
                                                                     Investor Fund, and Frank Russell
                                                                     Investments (Cayman) Ltd.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

William L. Marshall       Trustee              Appointed until    -  Chief Executive Officer and           25        None
33 West Court Street      since 1988           successor is          President, Wm. L. Marshall
Doylestown, PA                                 duly elected          Associates, Inc., Wm. L. Marshall
18901                                          and qualified         Companies, Inc. and the
                                                                     Marshall Financial Group
Age 59                                                               (a registered investment advisor
                                                                     and provider of financial and
                                                                     related consulting services);

                                                                  -  Certified Financial Planner and
                                                                     Member, Institute of Certified
                                                                     Financial Planners; and

                                                                  -  Registered Representative for
                                                                     Securities with FSC Securities
                                                                     Corp., Atlanta, Georgia.

Steven J. Mastrovich      Trustee              Appointed until    -  September 2000 to Present,            25        None
522 5th Avenue            since 1988           successor is          Global Head of Structured Real
New York, NY                                   duly elected          Estate, J.P. Morgan Investment
10036                                          and qualified         Management

Age 45                                                            -  January 2000 to September 2000,
                                                                     Managing Director,
                                                                     HSBC Securities (USA) Inc.

                                                                  -  From 1998 to 2000, President,
                                                                     Key Global Capital, Inc.;

                                                                  -  From 1997 to 1998, Partner, Squire,
                                                                     Sanders & Dempsey (law firm);
                                                                     and

                                                                  -  From 1994 to 1997, Partner,
                                                                     Brown, Rudnick, Freed & Gesmer
                                                                     (law firm).

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley          Trustee              Appointed until    -  Partner, Riley, Burke & Donahue,      25        Director -
One Corporate Place       since 1988           successor is          L.L.P. (law firm).                              SSgA Cash
55 Ferncroft Road                              duly elected                                                          Management
Danvers, MA 01923                              and qualified                                                         Fund PLC,
                                                                                                                     State Street
Age 53                                                                                                               Global Advisors
                                                                                                                     Ireland, Ltd.

Richard D. Shirk          Trustee              Appointed until    -  1996 to May 2002, Chairman,           25        None
1180 Brookgate Way        since 1988           successor is          Cerulean Companies, Inc.
N.E.                                           duly elected          (Retired);
Atlanta, GA 30319                              and qualified
                                                                  -  1996 to March 2001, President and
Age 56                                                               CEO, Cerulean Companies, Inc.;

                                                                  -  1992 to March 2001, President
                                                                     and Chief Executive Officer, Blue
                                                                     Cross/Blue Shield of Georgia;

                                                                  -  1993 to November 2001, Chairman
                                                                     and Board Member, Georgia Caring
                                                                     for Children Foundation (private
                                                                     foundation); and

                                                                  -  1998 to Present, Board Member,
                                                                     Healthcare Georgia Foundation
                                                                     (private foundation)

Bruce D. Taber            Trustee              Appointed until    -  Consultant, Computer Simulation,      25        Director -
26 Round Top Road         since 1991           successor is          General Electric Industrial Control             SSgA Cash
Boxford, MA 01921                              duly elected          Systems.                                        Management
                                               and qualified                                                         Fund PLC,
Age 59                                                                                                               State Street
                                                                                                                     Global Advisors
                                                                                                                     Ireland, Ltd.

                                                                                                         NO. OF
                          POSITION(S) HELD                                                             PORTFOLIOS
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)         IN COMPLEX         OTHER
ADDRESS,                      LENGTH OF             OF                        DURING THE                OVERSEEN      DIRECTORSHIPS
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd             Trustee              Appointed until    -  Chairman, President and CEO,          25        Director -
150 Domorah Drive         since 1988           successor is          A.M. Todd Group, Inc.; and                      SSgA Cash
Montgomeryville,                               duly elected                                                          Management
PA 18936                                       and qualified      -  President and CEO, Zink & Triest                Fund PLC,
                                                                     Co., Inc. (dealer in vanilla flavor             State Street
Age 55                                                               materials).                                     Global Advisors
                                                                                                                     Ireland, Ltd.


                          POSITION(S) HELD
NAME,                       WITH FUND AND          TERM                PRINCIPAL OCCUPATION(S)
ADDRESS,                      LENGTH OF             OF                        DURING THE
AGE                          TIME SERVED          OFFICE                     PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         Vice President       Until successor    -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street              and Secretary        is chosen and         Frank Russell Company
Tacoma, WA 98402          since 1994           qualified by
                                               Trustees           -  Assistant Secretary and Associate General Counsel, Frank
Age 45                                                               Russell Investment Management Company, Frank Russell Capital
                                                                     Inc. and Frank Russell Investments (Delaware), Inc.;

                                                                  -  Assistant Secretary and Associate General Counsel,
                                                                     Russell Fund Distributors, Inc.

                                                                  -  Director, Secretary and Associate General Counsel,
                                                                     Frank Russell Securities, Inc.;

                                                                  -  Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson           Treasurer and        Until successor    -  Director - Funds Administration, Frank Russell Investment
909 A Street              Chief                is chosen and         Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402          Accounting           qualified by
                          Officer              Trustees           -  Treasurer and Chief Accounting Officer, Frank Russell
Age 38                    since 2000                                 Investment Company and Russell Insurance Funds.

SSgA IAM SHARES FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

[SSgA(R) FUNDS LOGO]

ANNUAL REPORT

MSCI(R) EAFE(R) INDEX FUND

AUGUST 31, 2002

                                 SSgA(R) FUNDS

                           MSCI(R) EAFE(R) INDEX FUND

                                  Annual Report
                                August 31, 2002

                                Table of Contents
                                                                            Page
Chairman's Letter                                                             3

Portfolio Management Discussion and Analysis                                  4

Report of Independent Accountants                                             6

Financial Statements                                                          7

Financial Highlights                                                         10

Notes to Financial Statements                                                11

Tax Information                                                              16

Disclosure of Information About Fund Trustees                                17

Fund Management and Service Providers                                        21

Financial Statements of the Portfolio                                        22


"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THE MSCI(R) EAFE(R) INDEX IS EXCLUSIVE PROPERTY OF MSCI(R). MORGAN STANLEY CAPITAL INTERNATIONAL IS A SERVICE MARK OF MSCI(R) AND HAS BEEN LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. STATE STREET GLOBAL MARKETS, LLC, IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA MSCI(R) EAFE(R) INDEX FUND


LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds' annual report for the fiscal year ended August 31, 2002. The SSgA Fund Family has grown to include twenty-five portfolios with over $24.9 billion in assets as of August 31, 2002. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment philosophy, a discussion of the investment process, performance updates and financial information for the SSgA MSCI(R) EAFE(R) Index Fund. We hope you find this information useful as you revIew the enclosed financial information.

The past fiscal year saw increased market volatility in the wake of the tragic events of September 11th and the accounting scandals of Enron and WorldCom. These trying times have increased investors' uncertainty about our economic future. However, we expect investor confidence to return to the marketplace and are well positioned to participate in any subsequent economic recovery.

SSgA strives to provide a variety of investment strategies for our clients, and as such, a new fund, the SSgA MSCI EAFE Index Fund was opened during the past fiscal year. The Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a widely recognized international stock market benchmark.

Additionally, the SSgA Aggressive Equity and the SSgA IAM SHARES Funds each achieved a three year performance history during the last fiscal year. The SSgA Life Solutions Balanced, SSgA Life Solutions Growth and the SSgA Life Solutions Income & Growth Funds all reached a five year milestone during 2002. Also, the SSgA Disciplined Equity and the SSgA Small Cap Funds each achieved ten years of performance. Here at SSgA, we are proud to offer our clients funds with long-term records that provide competitive returns.

As one of the world's largest managers, we stand committed to your investment needs by offering broad investment expertise in a wide array of US and global equities and bonds. We look forward to your continued business.

Sincerely,



/s/ Timothy B. Harbert                    /s/ Agustin J. Fleites
Timothy B. Harbert                        Agustin J. Fleites

State Street Global Advisors              SSgA Funds Management, Inc. Chairman
and Chief Executive Officer               President

SSgA MSCI(R) EAFE(R) INDEX FUND


PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: To replicate as closely as possible, before expenses, the return of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI(R) EAFE(R)).

INVESTS IN: Shares of the State Street MSCI(R) EAFE(R) Index Portfolio.

STRATEGY: The Portfolio's holdings are comprised of the stocks in the MSCI(R) EAFE(R) Index. The Index is composed of over

[CHART]

                         GROWTH OF A $10,000 INVESTMENT

                         YEARLY PERIOD ENDED AUGUST 31

                                    SSgA
    DATES                 MSCI(R) EAFE(R) INDEX FUND    MSCI(R) EAFE(R) INDEX**
     *                             $10,000                     $10,000
    2002                            $9,061                      $9,129
Total                              $19,061                     $19,129

PERFORMANCE REVIEW

From its inception on October 16, 2001 to August 31, 2002, the SSgA MSCI(R) EAFE(R) Index Fund lost 8.66% versus a decline of 8.71% for the MSCI(R) EAFE(R) Index. The Fund's performance includes operating expenses of 40 basis points, whereas Index returns do not include expenses of any kind.

The SSgA MSCI(R) EAFE(R) Index Fund invests all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio (the "Portfolio"). Under this arrangement, the SSgA MSCI(R) EAFE(R) Index Fund does not hold any individual securities, but based on its shares outstanding in the Portfolio, receives an allocation of income, expenses, and capital gains/losses generated by the Portfolio. The Portfolio is designed to replicate the performance of the MSCI(R) EAFE(R) Index, minus expenses, by purchasing shares of the securities comprising the Index in proportion with Index weightings.

SSgA MSCI(R) EAFE(R) INDEX FUND

PERIOD ENDED                    GROWTH OF        TOTAL
  08/31/02                       $10,000         RETURN
  --------                       -------         ------
Inception                       $   9,061        (8.66)%


MORGAN STANLEY CAPITAL INTERNATIONAL
  EUROPE, AUSTRALASIA, FAR EAST INDEX (NET DIVIDEND)

PERIOD ENDED                    GROWTH OF        TOTAL
  08/31/02                       $10,000         RETURN
  --------                       -------         ------
Inception                       $  9,129         (8.71)%


SEE RELATED NOTES ON FOLLOWING PAGE.

MARKET AND PORTFOLIO HIGHLIGHTS

During the past fiscal year, the MSCI(R) EAFE(R) Index continued a two-plus year trend of declining performance. Returns initially rose during the period in response to 18 months of global monetary policy easing, which saw interest rates around the world decline to historic lows. However, markets retreated during the last three months of the fiscal year culminating with a 9.9% loss to the Index for the month of July. While many economic fundamentals started to turn positive, investor confidence eroded on a global basis. Investors and market commentators focused on the US, fearing that the psychological and wealth effects of two years of falling US equity prices had begun to take their toll. Investors hoped that the US economy would be the engine that would lead world economies out of recession. Concern centered on consumers, the one bright spot of the US economy, and whether they would roll over and take the global economy with them. Further dampening investor sentiment in the final few months of the fiscal year were the possibilities of central bank interest rate increases, higher oil prices and the threat of war with Iraq.

The best performing countries during the past year were New Zealand (+24.8%) and Singapore (+12.2%), with the largest underperformers being Finland (-21.5%) and Sweden (-18.8%). However, these countries' large returns had little impact on overall Fund performance due to their small relative Index weights. Driving regional performance (Europe -9.8% and Pacific -6.0%) and ultimately Index results for the fiscal year was the fact that all major markets had negative performance. The largest four countries, the United Kingdom, Japan, France and Germany, had respective returns of (-9.2%), (-9.4%), (-13.9%) and (-13.4%).

Eight of ten EAFE sectors had negative returns during the fiscal year. Information technology (-25.3%) and telecommunications services (-20.4%) suffered the largest decline during the period. Financials and consumer discretionary, the largest sectors, returned (-9.1%) and (-4.9%) respectively. Materials (6.1%) and consumer staples (5.2%) were the only two sectors with positive performance.

The one positive factor for international investors during the past year was the weakening of the US dollar against all major currencies. EAFE lost 8.7% in US dollar terms while falling 14.2% in local terms. The Dollar fell 7.3% versus the Euro, 6.4% versus the British Pound and 2.2% versus the Japanese Yen.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)    AUGUST 31, 2002
BP Amoco PLC                                  2.9%
GlaxoSmithKline PLC                           1.9
Novartis AG                                   1.8
Vodafone Group PLC                            1.7
HSBC Holdings PLC                             1.7
Royal Dutch Petroleum Co.                     1.6
TotalFinaElf S.A.                             1.5
Nestle S.A.                                   1.4
Shell Transport & Trading Co. PLC             1.0
Royal Bank of Scotland PLC                    1.0


                           -------------------------

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

* The MSCI(R) EAFE(R) Index Fund commenced operations on October 16, 2001. Index comparison also began October 16, 2001.

** Morgan Stanley Capital International Europe, Australasia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

MSCI(R) and EAFE(R) are trade or service mark(s) of Morgan Stanley Capital International Inc. ("MSCI") and its affiliates, and has been licensed for use for certain purposes by the SSgA Funds on behalf of the SSgA MSCI(R) EAFE(R) Index Fund (the "Fund"). The Fund based on the MSCI EAFE Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Prospectus contains a more detailed description of the limited relationship MSCI has with The SSgA Funds and the Fund.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA MSCI(R) EAFE(R) Index Fund (the "Fund") at August 31, 2002, and the results of its operations, the changes in net assets and the financial highlights for the period October 16, 2001 (commencement of operations) through August 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                                    /s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
October 17, 2002

SSgA
MSCI(R) EAFE(R) INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                             AUGUST 31, 2002

ASSETS
Investments in State Street Equity MSCI(R) EAFE(R) Index Portfolio, at value                    $ 16,267
Receivable from Advisor.                                                                             129
Prepaid expenses.                                                                                     21
                                                                                                --------
Total assets                                                                                      16,417

LIABILITIES
Payables:
Accrued fees to affiliates.                                                        $    2
Other accrued expenses.                                                                11
                                                                                   ------
Total liabilities                                                                                     13
                                                                                                --------
NET ASSETS.                                                                                     $ 16,404
                                                                                                ========
NET ASSETS CONSIST OF:
Undistributed net investment income                                                             $    202
Accumulated net realized gain (loss) allocated from Portfolio.                                       477
Unrealized appreciation (depreciation) allocated from Portfolio:
Investments                                                                                         (914)
Futures contracts                                                                                    (26)
Foreign currency-related transactions.                                                                 1
Shares of beneficial interest                                                                          2
Additional paid-in capital.                                                                       16,662
                                                                                                --------
NET ASSETS.                                                                                     $ 16,404
                                                                                                ========
NET ASSET VALUE, offering and redemption price per share:
($16,403,833 divided by 1,813,492 shares of $.001 par value
shares of beneficial interest outstanding).                                                     $   9.05
                                                                                                ========

See accompanying notes which are an integral part of the financial statements.

SSgA MSCI(R) EAFE(R) INDEX FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                FOR THE PERIOD OCTOBER 16, 2001 (COMMENCEMENT OF OPERATIONS) TO
                                                                                                    AUGUST 31, 2002

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Dividends (net of foreign taxes withheld of $54)                                                        $      282
Expenses                                                                                                       (19)
                                                                                                        ----------
Total investment income allocated from Portfolio                                                               263

FUND LEVEL EXPENSES
Administrative fees                                                                         $    28
Fund accounting fees                                                                             12
Distribution fees.                                                                                4
Transfer agent fees                                                                              23
Professional fees                                                                                15
Registration fees                                                                                34
Shareholder servicing fees                                                                        3
Trustees' fees                                                                                   10
Licensing fees                                                                                   28
Miscellaneous                                                                                     4
                                                                                            -------
Expenses before reductions                                                                      161
Expense reductions                                                                             (129)
                                                                                            -------
Net Fund level expenses                                                                                         32
                                                                                                        ----------
Net investment income (loss)                                                                                   231
                                                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM PORTFOLIO
Net realized gain (loss) on:
Investment transactions                                                                        (710)
Futures transactions                                                                           (169)
Foreign currency-related transactions                                                          (266)        (1,145)
                                                                                            -------
Net change in unrealized appreciation (depreciation) on:
Investment transactions                                                                        (914)
Futures transactions                                                                            (26)
Foreign currency-related transactions                                                             1           (939)
                                                                                            -------     ----------
Net realized and unrealized gain (loss)                                                                     (2,084)
                                                                                                        ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                   $   (1,853)
                                                                                                        ==========

See accompanying notes which are an integral part of the financial statements.

SSgA MSCI(R) EAFE(R) INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands         FOR THE PERIOD OCTOBER 16, 2001 (COMMENCEMENT OF OPERATIONS) TO
                                                                             AUGUST 31, 2002
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                                     $    231
Net realized gain (loss)                                                           (1,145)
Net change in unrealized appreciation (depreciation)                                 (939)
                                                                                 --------
Net increase (decrease) in net assets from operations                              (1,853)
                                                                                 --------
DISTRIBUTIONS
From net investment income                                                           (100)
From net realized gain                                                                 (5)
                                                                                 --------
Net decrease in net assets from distributions                                        (105)
                                                                                 --------
SHARE TRANSACTIONS
Net increase (decrease) in net assets from share transactions                      18,362
                                                                                 --------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                        16,404

NET ASSETS
Beginning of period                                                                    --
                                                                                 --------
End of period (including undistributed net investment income of $202)            $ 16,404
                                                                                 ========


See accompanying notes which are an integral part of the financial statements.

SSgA MSCI(R) EAFE(R) INDEX FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                            2002*
                                                                                         ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $    10.00
                                                                                         ----------
INCOME FROM OPERATIONS
Net investment income (loss)(a)                                                                 .16
Net realized and unrealized gain (loss)                                                       (1.02)
                                                                                         ----------
Total income from operations                                                                   (.86)
                                                                                         ----------

DISTRIBUTIONS
From net investment income                                                                     (.09)
From net realized gain**                                                                         --
                                                                                         ----------
Total distributions                                                                            (.09)
                                                                                         ----------
NET ASSET VALUE, END OF PERIOD                                                           $     9.05
                                                                                         ==========

TOTAL RETURN (%)(b)                                                                           (8.66)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)                                                     16,404

Ratios to average net assets (%)(c):
Operating expenses, net (d)(e)                                                                  .40
Operating expenses, gross (d)(e)                                                               1.41
Net investment income                                                                          1.82

Portfolio turnover of the Portfolio (%)                                                       20.01

*    For the period October 16, 2001 (commencement of operations) to August 31,
     2002.
**   Less than $.01 per share for the period ended August 31, 2002.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.
(d)  See Note 4 for current periods amounts.
(e) Expense ratios include the Funds share of the Portfolio's allocated expenses.

See accompanying notes which are an integral part of the financial statements.

SSgA MSCI(R) EAFE(R) INDEX FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2002
1. ORGANIZATION

   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 25 investment portfolios which are in operation as of August 31, 2002. These financial statements report on one portfolio, the SSgA MSCI(R) EAFE(R) Index Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

   The Fund invests all of its investable assets in interests in State Street MSCI(R) EAFE(R) Index Portfolio (the "Portfolio"). The investment objective and policies of the Portfolio are the same as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 27% at August 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   SECURITIES TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: The Fund records daily its proportionate share of the Portfolio's income, expenses and realized gains and losses.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2002, the accumulated net realized gains on a tax basis was $698,433 and differed from the book basis due to wash sales. There were no significant differences between the book and tax basis undistributed net investment income.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends quarterly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   Federal income tax regulations differ from generally accepted accounting principles. Income and gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences primarily relate to differing treatments of foreign currency transactions and passive foreign investment companies and differences in book and tax allocations of realized gains and losses.

   EXPENSES: Most expenses can be directly attributed to the Fund. Additionally, expenses allocated from the Portfolio are recorded and identified separately in the Statement of Operations. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES TRANSACTIONS

   INVESTMENT TRANSACTIONS: Net daily increases and decreases in the Fund's investment in the Portfolio aggregated $19,428,133 and $1,339,878, respectively, for the period ended August 31, 2002.

4. RELATED PARTIES

   ADVISER: The Fund is allocated a charge for a management fee from the Portfolio, calculated daily at an annual rate of15% of its average daily net assets. This fee relates to the advisory, custody and administrative fees provided by the Portfolio on behalf of its investors. At inception, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Bank and Trust Company ("State Street") make up State Street Global Advisors, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. The Adviser has contractually agreed to reimburse the Fund for all expenses in excess of40% of average daily net assets. The total amount of reimbursement for the period ended August 31, 2002 was $128,675. The Investment Company also has contracts with State Street to provide fund accounting, shareholder servicing and transfer agent services to the Fund. These amounts are presented on the accompanying Statement of Operations.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Fund: $0 to $1 billion -.0315%; over $1 billion -.01%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,000 per year per fund for monthly fact sheets. In addition, the Fund reimburses the Administrator for out of pocket expenses.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: Effective March 1, 2002, the Investment Company has a distribution agreement with State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. Prior to March 1, 2002, the distribution agreement was with Russell Fund Distributors, a wholly-owned subsidiary of the Administrator. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2002, the Fund was charged shareholder servicing expenses of $3,074 by State Street. The Funds did not incur any expenses from Global Markets, CitiStreet, Fiduciary Investors Services, and High Net Worth Services during this period.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2002.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2002 WERE AS
FOLLOWS:

Administration fees                        $    254
Fund accounting fees                            103
Distribution fees                               181
Shareholder servicing fees                      456
Transfer agent fees                             961
Trustees' fees                                  402
                                           --------
                                           $  2,357
                                           ========

BENEFICIAL INTEREST: As of August 31, 2002, one shareholder was a record owner of approximately 20% of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                             FOR THE PERIOD OCTOBER 16, 2001
                                             (COMMENCEMENT OF OPERATIONS) TO
                                                    AUGUST 31, 2002
                                             -------------------------------
                                                  SHARES         DOLLARS
                                             -------------    --------------
Proceeds from shares sold                            1,970           $19,946
Proceeds from reinvestment of
distributions                                           --                --

Payments for shares redeemed                          (157)           (1,584)
                                             -------------    --------------
Total net increase (decrease)                        1,813           $18,362
                                             =============    ==============

6. INTERFUND LENDING PROGRAM

   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

SSgA MSCI(R) EAFE(R) INDEX FUND

                                                                 TAX INFORMATION

                                                     AUGUST 31, 2002 (UNAUDITED)

   The Fund paid distributions of $4,633 from net long-term capital gains during its taxable year ended August 31, 2002.

   Please consult a tax advisor for questions about federal or state income tax laws.

SSgA MSCI(R) EAFE(R) INDEX FUND

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES

                                                                 AUGUST 31, 2002

The following tables provide information for each trustee and certain officers of the Investment Company, which consists of 25 funds. The first table provides information for trustees who are interested persons. The second table provides information for the independent trustees. The third table provides information for the officers. For additional information regarding the Fund's trustees and officers, a copy of the Statement of Additional Information is available without charge by calling 1-800-997-7327 or online at www.ssgafunds.com.

                                                                                               NO. OF
                       POSITION(S) HELD                                                      PORTFOLIOS
         NAME,          WITH FUND AND         TERM              PRINCIPAL OCCUPATION(S)      IN COMPLEX         OTHER
       ADDRESS,           LENGTH OF            OF                     DURING THE              OVERSEEN      DIRECTORSHIPS
          AGE            TIME SERVED         OFFICE                  PAST 5 YEARS            BY TRUSTEE    HELD BY TRUSTEE
 -------------------    -------------- ---------------  ----------------------------------   ----------    ---------------
INTERESTED TRUSTEES

Lynn L. Anderson       Trustee         Appointed until   - Vice Chairman,                        25         Trustee,
909 A Street           since 1988      successor is        Frank Russell Company;                           Frank Russell
Tacoma, WA 98402                       duly elected                                                         Investment
                                       and qualified     - Chairman of the Board,                           Company Funds
                                                           Frank Russell Investment                         and Russell
                       President and   Until successor     Management Company and                           Insurance Funds
Age 63                 Chairman of     is chosen and       Frank Russell Trust Company;                     (investment
                       the Board       qualified by                                                         companies)
                       since 1988      the Trustees.     - Chairman of the Board and
                                                           Chief Executive Officer, Russell
                                                           Fund Distributors, Inc.; and

                                                         - Director, Russell Insurance
                                                           Agency, Inc., Frank Russell
                                                           Investments (Ireland) Limited,
                                                           Frank Russell Investment
                                                           Company PLC; Frank Russell
                                                           Investment Company II PLC,
                                                           Frank Russell Investment
                                                           Company III PLC, Frank Russell
                                                           Institutional Funds PLC, Frank
                                                           Russell Qualifying Investor
                                                           Fund, and Frank Russell
                                                           Investments (Cayman) Ltd.

                                                                                               NO. OF
                       POSITION(S) HELD                                                      PORTFOLIOS
         NAME,          WITH FUND AND         TERM              PRINCIPAL OCCUPATION(S)      IN COMPLEX         OTHER
       ADDRESS,           LENGTH OF            OF                     DURING THE              OVERSEEN      DIRECTORSHIPS
          AGE            TIME SERVED         OFFICE                  PAST 5 YEARS            BY TRUSTEE    HELD BY TRUSTEE
 -------------------    -------------- ---------------  ----------------------------------   ----------    ---------------

INDEPENDENT TRUSTEES

William L. Marshall    Trustee         Appointed until   - Chief Executive Officer and            25     None
33 West Court Street   since 1988      successor is        President, Wm. L. Marshall
Doylestown, PA                         duly elected        Associates, Inc., Wm. L. Marshall
18901                                  and qualified       Companies, Inc. and the
                                                           Marshall Financial Group
Age 59                                                     (a registered investment advisor
                                                           and provider of financial and
                                                           related consulting services);

                                                         - Certified Financial Planner and
                                                           Member, Institute of Certified
                                                           Financial Planners; and

                                                         - Registered Representative for
                                                           Securities with FSC Securities
                                                           Corp., Atlanta, Georgia.

Steven J. Mastrovich   Trustee         Appointed until   - September 2000 to Present,             25     None
522 5th Avenue         since 1988      successor is        Global Head of Structured Real
New York, NY                           duly elected        Estate, J.P. Morgan Investment
10036                                  and qualified       Management

Age 45                                                   - January 2000 to September 2000,
                                                           Managing Director, HSBC
                                                           Securities (USA) Inc.

                                                         - From 1998 to 2000, President,
                                                           Key Global Capital, Inc.;

                                                         - From 1997 to 1998, Partner,
                                                           Squire,Sanders & Dempsey
                                                           (law firm); and

                                                         - From 1994 to 1997,
                                                           Partner, Brown, Rudnick,
                                                           Freed & Gesmer (law firm).

                                                                                               NO. OF
                       POSITION(S) HELD                                                      PORTFOLIOS
         NAME,          WITH FUND AND         TERM              PRINCIPAL OCCUPATION(S)      IN COMPLEX         OTHER
       ADDRESS,           LENGTH OF            OF                     DURING THE              OVERSEEN      DIRECTORSHIPS
          AGE            TIME SERVED         OFFICE                  PAST 5 YEARS            BY TRUSTEE    HELD BY TRUSTEE
 -------------------    -------------- ---------------  ----------------------------------   ----------    ---------------

INDEPENDENT TRUSTEES (CONTINUED)

Patrick J. Riley        Trustee          Appointed until  -  Partner, Riley, Burke & Donahue,        25        Director -
One Corporate Place     since 1988       successor is        L.L.P. (law firm).                                SSgA Cash
55 Ferncroft Road                        duly elected                                                          Management
Danvers, MA 01923                        and qualified                                                         Fund PLC,
                                                                                                               State Street
Age 53                                                                                                         Global Advisors
                                                                                                               Ireland, Ltd.

Richard D. Shirk        Trustee          Appointed until  -  1996 to May 2002, Chairman,             25        None
1180 Brookgate Way      since 1988       successor is        Cerulean Companies, Inc.
N.E.                                     duly elected        (Retired);
Atlanta, GA 30319                        and qualified
                                                          -  1996 to March 2001, President and
Age 56                                                       CEO, Cerulean Companies, Inc.;

                                                          -  1992 to March 2001, President
                                                             and Chief Executive Officer, Blue
                                                             Cross/Blue Shield of Georgia;

                                                          -  1993 to November 2001, Chairman
                                                             and Board Member, Georgia Caring
                                                             for Children Foundation (private
                                                             foundation); and

                                                          -  1998 to Present, Board Member,
                                                             Healthcare Georgia Foundation
                                                             (private foundation)

Bruce D. Taber          Trustee          Appointed until  -  Consultant, Computer Simulation,        25        Director -
26 Round Top Road       since 1991       successor is        General Electric Industrial Control               SSgA Cash
Boxford, MA 01921                        duly elected        Systems.                                          Management
                                         and qualified                                                         Fund PLC,
Age 59                                                                                                         State Street
                                                                                                               Global Advisors
                                                                                                               Ireland, Ltd.

                                                                                               NO. OF
                       POSITION(S) HELD                                                      PORTFOLIOS
         NAME,          WITH FUND AND         TERM              PRINCIPAL OCCUPATION(S)      IN COMPLEX         OTHER
       ADDRESS,           LENGTH OF            OF                     DURING THE              OVERSEEN      DIRECTORSHIPS
          AGE            TIME SERVED         OFFICE                  PAST 5 YEARS            BY TRUSTEE    HELD BY TRUSTEE
 -------------------    -------------- ---------------  ----------------------------------   ----------    ---------------

INDEPENDENT TRUSTEES (CONTINUED)

Henry W. Todd          Trustee         Appointed until  -  Chairman, President and CEO,          25     Director -
150 Domorah Drive      since 1988      successor is        A.M. Todd Group, Inc.; and                   SSgA Cash
Montgomeryville,                       duly elected                                                     Management
PA 18936                               and qualified    -  President and CEO, Zink & Triest             Fund PLC,
                                                           Co., Inc. (dealer in vanilla                 State Street
Age 55                                                     flavor materials).                           Global Advisors
                                                                                                        Ireland, Ltd.

                       POSITION(S) HELD
         NAME,          WITH FUND AND         TERM                         PRINCIPAL OCCUPATION(S)
       ADDRESS,           LENGTH OF            OF                                 DURING THE
          AGE            TIME SERVED         OFFICE                              PAST 5 YEARS
 -------------------    -------------- ----------------  --------------------------------------------------------------------
OFFICERS

J. David Griswold      Vice President  Until successor  -  Director, Global Regulatory Policy and Assistant Secretary,
909 A Street           and Secretary   is chosen and       Frank Russell Company
Tacoma, WA 98402       since 1994      qualified by
                                       Trustees         -  Assistant Secretary and Associate General Counsel, Frank
Age 45                                                     Russell Investment Management Company, Frank Russell Capital Inc.
                                                           and Frank Russell Investments (Delaware), Inc.;

                                                        -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                           Distributors, Inc.

                                                        -  Director, Secretary and Associate General Counsel,
                                                           Frank Russell Securities, Inc.;

                                                        -  Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson        Treasurer and   Until successor  -  Director - Funds Administration, Frank Russell Investment
909 A Street           Chief           is chosen and       Management Company and Frank Russell Trust Company; and
Tacoma, WA 98402       Accounting      qualified by
                       Officer         Trustees         -  Treasurer and Chief Accounting Officer, Frank Russell
Age 38                 since 2000                          Investment Company and Russell Insurance Funds.

SSgA MSCI(R) EAFE(R) INDEX FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

-------------------------------------------------------------------------------
TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Ross E. Erickson, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   State Street Global Markets, LLC
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO


                                           PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                                                 August 31, 2002

                                                          MARKET
                                                          VALUE
                                             SHARES         $
                                            -------     ---------
COMMON STOCKS - 95.2%
AUSTRALIA - 4.1%
Amcor, Ltd.                                   8,766        42,783
AMP Diversified Property Trust                3,000         4,197
AMP, Ltd.                                    11,742        90,100
Aristocrat Leisure, Ltd.                      3,831        10,995
Australia & New Zealand Banking Group, Ltd.  15,465       161,519
Australia Gas Light Co., Ltd.                 4,174        22,992
Australian Stock Exchange, Ltd.               1,109         7,783
BHP Steel, Ltd. (a)                           7,643        11,746
BHP, Ltd.                                    38,216       191,778
Boral, Ltd.                                   6,067        14,371
Brambles Industries, Ltd.                     9,468        36,143
BRL Hardy, Ltd.                               1,686         8,544
BT Office Trust                              10,149         8,050
Coca-Cola Amatil, Ltd.                        5,963        20,792
Cochlear, Ltd.                                  494        10,531
Coles Myer, Ltd.                             11,878        38,277
Colonial First State Property Trust Group     3,130         4,155
Commonwealth Bank of Australia               12,924       219,770
Computershare, Ltd.                           3,200         3,948
CSL, Ltd.                                     1,575        19,955
CSR, Ltd.                                     9,357        33,864
David Jones, Ltd.                             4,131         2,503
Deutsche Office Trust                        12,450         8,161
Foster's Brewing Group, Ltd.                 19,967        54,444
Futuris Corp., Ltd.                           4,277         3,110
Gandel Retail Trust                           8,400         5,876
General Property Trust                       20,649        31,280
Goodman Fielder, Ltd.                        13,969        12,620
Harvey Norman Holdings, Ltd.                  4,136         6,881
Iluka Resources, Ltd.                         1,534         4,107
James Hardie Industries NV (a)                3,782        14,125
John Fairfax Holdings, Ltd.                   7,670        12,760
Leighton Holdings, Ltd.                       1,682        10,312
Lend Lease Corp.                              3,875        23,523
M.I.M Holdings, Ltd.                         18,562        12,168
Macquarie Bank, Ltd.                          2,007        26,865
Macquarie Infrastructure Group               19,050        30,432
Mayne Nickless, Ltd.                          7,250        14,816
Mirvac Group                                  5,928        13,486
National Australia Bank, Ltd.                16,026       305,888
Newcrest Mining, Ltd.                         3,074        11,819
Newmont Mining Corp.                              9            25
News Corp., Ltd. (The)                       14,982        77,824
NRMA Insurance Group, Ltd.                   14,264        25,143
OneSteel, Ltd.                                4,400         3,999
Orica, Ltd.                                   2,935        15,537
Origin Energy, Ltd.                           6,811        13,957
Pacific Dunlop, Ltd.                          1,235         4,735
PaperlinX, Ltd.                               3,507         9,910
Patrick Corp., Ltd.                           1,663        14,644
Publishing & Broadcasting, Ltd.               1,611         8,138
QBE Insurance Group, Ltd.                     5,652        22,946
Rio Tinto, Ltd.                               3,043        55,031
Santos, Ltd.                                  5,658        20,040
Sonic Healthcare, Ltd.                        2,419         7,982
Sons of Gwalia, Ltd.                            843         2,187
Southcorp, Ltd.                               5,990        18,313
Stockland Trust Group                         7,461        18,166
Suncorp-Metway, Ltd.                          5,296        36,583
TAB, Ltd.                                     5,421         9,795
TABCORP Holdings, Ltd.                        2,707        19,087
Telstra Corp., Ltd.                          21,927        58,702
Transurban Group (a)                          5,203        11,579
Wesfarmers, Ltd.                              3,537        57,866
Westfield Holdings, Ltd.                      4,268        31,598
Westfield Trust                              20,015        36,053
Westpac Banking Corp., Ltd.                  18,218       151,735
WMC, Ltd.                                    11,632        49,210
Woodside Petroleum, Ltd.                      4,715        33,894
Woolworths, Ltd.                             10,919        72,177
                                                        ---------
                                                        2,454,325
                                                        ---------
AUSTRIA - 0.1%
Bohler-Uddeholm AG                              101         4,437
BWT AG                                          151         2,399

See notes to financial statements.

                                                           MARKET
                                                           VALUE
                                               SHARES         $
                                              -------    ---------
Erste Bank der oesterreichischen
Sparkassen AG                                    236        15,812
Flughafen Wien AG                                149         4,674
Mayr-Melnhof Karton AG                           110         6,850
Oesterreichische Elektrizitaetswirtschafts -AG   192        13,190
OMV AG                                           194        17,313
RHI AG                                           182         1,356
Telekom Austria AG (a)                         1,676        14,102
VA Technologie AG                                137         2,754
Voest-Alpine AG                                   93         2,685
Wienerberger Baustoffindustrie AG                497         7,477
                                                           -------
                                                            93,049
                                                           -------
BELGIUM - 1.0%
Agfa Gevaert NV                                  927        17,718
Barco NV                                         116         4,914
Bekaert SA                                       164         7,573
Colruyt NV                                       246        11,676
Compagnie Maritime Belge SA                       49         2,405
Delhaize Le Lion SA                              624        18,670
Dexia                                          6,738        88,940
Electrabel SA                                    315        72,964
Fortis                                        10,190       181,772
Groupe Bruxelles Lambert SA                      725        32,094
Interbrew                                      1,614        43,068
KBC Banassurance Holding NV                      943        34,087
Omega Pharma SA                                  112         4,943
S.A. D'Ieteren NV                                 41         5,750
Solvay SA                                        442        30,580
UCB SA                                           918        26,206
Union Miniere SA                                 179         7,118
                                                           -------
                                                           590,478
                                                           -------
DENMARK - 0.8%
A/S Dampskibsselskabet
Svendborg, Series B                                2        18,623
A/S Det Ostasiatiske Kompagni (a)                200         3,936
Bang & Olufsen Holding A/S, Series B             125         2,955
Carlsberg A/S, Series B                          250        12,778
Coloplast A/S, Series B                          158        12,521
D/S 1912, Series B                                 3        21,317
Danisco A/S                                      550        19,940
Danske Bank                                    6,439       113,108
DSV, Series B                                    250         6,934
FLS Industries A/S, Series B                     400         4,491
GN Store Nord A/S                              2,581         7,193
Group 4 Falck A/S                                640        19,104
H. Lundbeck A/S                                  817        18,938
ISS A/S (a)                                      486        21,439
Kobenhavns Lufthavne A/S                          25         1,783
NEG Micon A/S (a)                                 83         1,962
NKT Holding A/S                                  250         2,443
Novo Nordisk A/S                               3,055        92,601
Novozymes A/S, Series B                          604        12,365
Tele Danmark A/S                               1,600        43,004
Topdanmark A/S (a)                               233         6,124
Vestas Wind Systems AS                         1,195        19,255
William Demant AS (a)                            478         9,912
                                                           -------
                                                           472,726
                                                           -------
FINLAND - 1.7%
Amer Group, Ltd.                                 200         5,982
Fortum Oyj                                     1,862        10,554
Instrumentarium Corp.                            400         9,293
KCI Konecranes International                      66         1,773
Kesko Oyj                                        600         6,467
Kone Corp.                                       480        13,180
Metso Oyj                                      1,100        12,201
Nokia Oyj                                     49,846       665,775
Orion-Yhtyma Oyj, Series B                       367         8,134
Outokumpu Oyj                                  1,000        10,699
Pohjola Group PLC, Series B                      276         3,792
Rautaruukki Oyj                                1,000         4,187
Sampo-Leona Insurance, Series A                3,000        21,065
Sonera Oyj                                     5,850        25,873
Stora Enso Oyj, Series R                       7,162        79,085

See notes to financial statements.

                                                                  MARKET
                                                                  VALUE
                                                      SHARES        $
                                                     -------    ---------
TietoEnator Oyj                                         820        12,625
UPM-Kymmene Oyj                                       2,600        82,866
Uponor Oyj                                              300         6,075
Wartsila Oyj, Series B                                  400         5,786
                                                                ---------
                                                                  985,412
                                                                ---------
FRANCE - 8.8%
Accor SA                                              2,004        69,766
Air France                                              753        10,102
Alcatel SA, Series A                                 11,816        60,023
Alstom                                                3,414        25,244
Altran Technologies SA                                  647        10,659
Atos Origin SA (a)                                      192         7,019
Autoroutes du Sud de la France (ASF) (a)                806        20,551
Aventis SA                                            7,034       414,224
Axa                                                  14,403       197,319
BNP Paribas SA                                        8,301       387,162
Bouygues SA                                           1,744        43,185
Business Objects SA (a)                                 607        11,518
Cap Gemini SA                                         1,020        30,598
Carrefour SA                                          5,539       249,161
Castorama Dubois Investissement SA                      719        46,960
Club Mediterranee SA                                    132         3,625
Compagnie de Saint-Gobain                             3,224        96,431
Compagnie Francaise d'Etudes et de Construction SA      200        15,298
Compagnie Generale des Establissements Michelin       1,300        46,533
Dassault Systemes SA                                    396        12,827
Essilor International SA                                980        38,538
Etablissements Economiques du Casino Guichard-
 Perrachon SA                                           280        19,825
European Aeronautic Defence & Space Co.               2,870        38,362
France Telecom SA                                     4,116        51,505
Groupe Danone                                         1,319       164,533
Imerys                                                  111        14,488
L'Air Liquide SA                                      1,041       144,249
L'Oreal SA                                            3,509       253,097
Lafarge SA                                            1,417       131,109
Lagardere S.C.A.                                      1,428        55,413
LMVH (Louis Vuitton Moet Hennessy)                    2,364        98,458
Pechiney SA                                             703        25,742
Pernod-Ricard SA                                        428        37,418
Pinault-Printemps-Redoute SA                            725        59,367
PSA Peugoet Citroen                                   1,585        70,910
Publicis SA                                           1,149        25,375
Renault SA                                            1,569        75,856
Sagem SA                                                108         7,271
Sanofi-Synthelabo SA                                  4,178       250,545
Schneider Electric SA                                 2,192       100,817
Societe BIC SA                                          336        12,851
Societe Generale                                      3,172       188,040
Societe Television Francaise 1                        1,288        26,260
Sodexho Alliance SA                                     880        25,803
STMicroelectronics NV                                 6,041       122,038
Suez SA                                               8,477       194,609
Thales SA                                               674        25,315
Thomson Multimedia (a)                                1,563        31,039
Total FinaElf SA                                      6,644       947,359
Unibail SA                                              467        28,119
Valeo SA                                                727        28,019
Vinci SA                                                700        42,595
Vivendi Universal SA                                  9,589       120,366
Zodiac SA                                               481        10,609
                                                                ---------
                                                                5,224,105
                                                                ---------
GERMANY - 6.1%
Adidas-Salomon AG                                       500        35,672
Aixtron AG                                              601         4,426
Allianz AG                                            1,900       244,069
Altana AG                                               690        33,833
BASF AG                                               5,700       234,995
Bayer AG                                              7,200       171,083
Bayer Hypo-und Vereinsbank AG                         3,554        76,606
Beiersdorf AG, Series A                                 300        28,478
Buderus AG                                              500        10,758
Continental AG                                        1,100        17,799
DaimlerChrysler AG                                    8,800       380,317

See notes to financial statements.

                                                            MARKET
                                                            VALUE
                                                SHARES        $
                                               -------    ---------
Deutsche Bank AG                                5,800       359,415
Deutsche Boerse AG                                700        26,429
Deutsche Lufthansa AG                           1,900        23,999
Deutsche Post AG                                3,907        42,567
Deutsche Telekom AG                            21,822       244,817
Douglas Holding AG                                329         7,501
E.On AG                                         6,100       314,297
Epcos AG                                          595         8,898
Fresenius Medical Care AG                         377        10,759
Gehe AG                                           228        10,017
Heidelberg Zement AG                              200         8,787
Infineon Technologies AG                        3,461        39,948
KarstadtQuelle AG                                 400         8,551
Linde AG                                          800        33,343
MAN AG                                            900        18,437
MAN AG, Vorzugsaktien                             400         5,774
Merck KGAA                                        400         7,885
Metro AG                                        1,400        35,559
MLP AG                                            533         8,306
Muenchener Rueckversich                         1,100       200,310
Preussag AG                                     1,500        33,480
ProSieben Sat.1 Media AG                        1,199        10,347
RWE AG                                          3,870       142,129
SAP AG                                          2,100       161,704
Schering AG                                     1,800        99,575
SGL Carbon AG (a)                                 200         3,662
Siemens AG                                      8,300       391,185
ThyssenKrupp AG                                 3,300        43,494
Volkswagen AG                                   2,300       104,656
WCM Beteiligungs-und Grundbesitz AG (a)         2,175         6,761
                                                          ---------
                                                          3,650,628
                                                          ---------
GREECE - 0.3%
Alpha Bank AE                                   1,364        19,770
Aluminum of Greece SA                              60         1,457
Attica Enterprises Holding SA                     380         1,304
Bank of Piraeus                                 1,084         7,229
Coca-Cola Hellenic Bottling Co. SA                875        14,176
Commercial Bank of Greece                         630        12,171
EFG Eurobank Ergasias                           1,618        20,913
EYDAP Athens Water Supply and Sewage Co. SA       220         1,014
Folli-Follie                                      100         1,716
Hellenic Duty Free Shops SA                       160           976
Hellenic Petroleum SA                             852         5,097
Hellenic Technodomiki SA                          566         3,663
Hellenic Telecommunications Organization SA     2,578        36,557
Intracom SA                                       513         3,854
M. J. Maillis SA                                  220         1,165
National Bank of Greece SA                      1,678        30,969
Panafon Hellenic Telecom SA                     1,733         8,531
Papastratos Cigarettes Co.                        120         1,913
Public Power Corp. (PPC)                          490         7,314
Technical Olympic SA                              500         1,667
Titan Cement Co.                                  265         9,990
Viohalco, Hellenic Copper and
  Aluminum Industry SA                            796         4,840
                                                          ---------
                                                            196,286
                                                          ---------
HONG KONG - 1.2%
Amoy Properties, Ltd.                           4,000         4,103
ASM Pacific Technology, Ltd.                    2,500         4,551
Bank of East Asia, Ltd.                        11,400        21,704
BOC Hong Kong (Holdings), Ltd.                 20,000        21,530
Cathay Pacific Airways                          8,000        12,410
Cheung Kong (Holdings), Ltd.                   12,000        85,769
Cheung Kong Infrastructure (Holdings), Ltd.     1,000         1,744
CLP Holdings, Ltd.                             14,100        56,762
Esprit Holdings, Ltd.                           3,122         5,083
Giordano International, Ltd.                    8,000         3,513
Hang Seng Bank, Ltd.                            5,900        63,539
Henderson Land Development Co., Ltd.            5,000        16,378
Hong Kong & China Gas Co., Ltd.                28,930        38,573
Hong Kong Exchanges & Clearing, Ltd.            8,000        10,615
Hongkong Electric Holdings, Ltd.               10,500        40,923

See notes to financial statements.

                                                              MARKET
                                                              VALUE
                                                 SHARES         $
                                                -------     ---------
Hutchison Whampoa, Ltd.                          16,000       108,205
Hysan Development Co., Ltd.                       7,104         6,284
Johnson Electronic Holdings, Ltd.                11,000        11,564
Li & Fung, Ltd.                                  13,000        14,250
MTR Corp.                                         9,600        12,123
New World Development Co., Ltd.                  14,000         9,154
Pacific Century CyberWorks, Ltd. (a)             69,000        12,296
Shangri-La Asia, Ltd.                            12,000         7,846
Sino Land Co., Ltd.                              20,000         6,539
South China Morning Post (Holdings), Ltd.        10,000         4,263
Sun Hung Kai Properties, Ltd.                    10,000        64,744
Swire Pacific, Ltd.                               7,000        31,680
Television Broadcast, Ltd.                        3,000         9,712
Wharf (Holdings), Ltd. (The)                      9,000        18,750
                                                            ---------
                                                              704,607
                                                            ---------
IRELAND - 0.8%
Allied Irish Banks PLC                            9,280       120,127
Bank of Ireland                                  10,533       123,126
CRH PLC                                           5,473        78,092
DCC PLC                                             789         8,434
Elan Corp. PLC (a)                                3,680        11,548
Greencore Group PLC                               1,839         4,851
Independent News & Media PLC                      4,093         6,824
Irish Life & Permanent PLC                        2,638        34,148
Jefferson Smurfit Group PLC                       9,781        28,967
Kerry Group PLC                                   1,269        19,115
Ryanair Holdings PLC (a)                          3,664        20,661
Waterford Wedgwood PLC                            5,569         3,168
                                                            ---------
                                                              459,061
                                                            ---------
ITALY - 3.4%
ACEA SpA                                          1,195         6,797
Alitalia SpA (a)                                 11,000         3,592
Alleanza Assicurazioni                            4,702        35,874
Assicurazioni Generali SpA                       10,150       192,903
Autogrill SpA                                       994         9,855
Autostrade SpA                                    8,275        70,925
Banca Di Roma SpA                                10,874        14,620
Banca Fideuram SpA                                2,456        12,404
Banca Monte dei Paschi di Siena SpA               7,009        19,796
Banca Nazionale del Lavoro                       14,423        20,792
Banca Popolare di Milano Scrl                     3,500        13,764
Benetton Group SpA                                  450         5,225
Bipop-Carire SpA                                 11,657         5,956
Bulgari SpA                                       1,150         5,402
e.Biscom (a)                                         52         1,181
Enel SpA                                         21,231       107,850
Eni                                              27,850       421,690
Fiat SpA                                          2,150        24,605
Fiat SpA, RISP Non-Convertible                      539         3,832
Gruppo Editoriale L'Espresso SpA                  2,326         7,961
Intesabci SpA                                    35,250        86,075
Intesabci SpA-RNC                                 7,000        12,700
Italcementi SpA                                   1,250        11,829
Italgas SpA                                       1,705        17,389
La Rinascente SpA                                 2,000         6,610
Luxottica Group SpA                               1,228        16,558
Mediaset SpA                                      6,000        41,364
Mediobanca SpA                                    3,950        30,950
Mediolanum SpA                                    1,941        11,002
Mondadori (Arnoldo) Editore SpA                   1,500         8,944
Parmalat Finanziaria SpA                          5,000        14,514
Pirelli SpA                                       8,500         9,061
Riunione Adriatica di Sicurta SpA                 3,650        41,879
San Paolo - IMI SpA                               8,700        72,264
Seat Pagine Gialle SpA (a)                       46,025        28,706
Snam Rete Gas SpA                                 7,058        21,111
Snia SpA                                          4,500         9,091
Telecom Italia Mobile SpA                        37,750       175,475
Telecom Italia SpA                               25,000       198,830
Telecom Italia SpA, RISP Non-Convertible         18,400        98,521
Tiscali SpA (a)                                   1,331         6,931
UniCredito Italiano SpA                          30,750       116,400
                                                            ---------
                                                            2,021,228
                                                            ---------

See notes to financial statements.

                                                        MARKET
                                                        VALUE
                                           SHARES         $
                                          -------     ---------
JAPAN - 21.1%
77 Bank, Ltd.                               3,000        10,779
ACOM Co., Ltd.                                720        42,448
ADERANS Co., Ltd.                             200         4,032
Advantest Corp.                               700        33,771
Aeon Credit Service Co., Ltd.                 200        11,217
Aiful Corp.                                   400        26,315
Ajinomoto Co., Inc.                         6,000        61,890
All Nippon Airways Co., Ltd. (ANA) (a)      6,000        14,625
ALPS Electric Co., Ltd.                     2,000        22,992
Amada Co., Ltd.                             2,000         8,687
Amano Corp.                                 1,000         7,085
Anritsu Corp.                               1,000         5,575
Aoyama Trading Co., Ltd.                      500         5,946
Ariake Japan Co., Ltd.                        200         6,545
Asahi Breweries, Ltd.                       4,000        31,881
Asahi Chemical Industry, Ltd.              12,000        35,322
Asahi Glass Co., Ltd.                       7,000        42,272
Asatsu-Dk, Inc.                               400         7,591
Ashikaga Bank, Ltd. (a)                     7,000         7,793
Autobacs Seven Co., Ltd.                      300         8,476
Bank of Fukuoka, Ltd. (The)                 5,000        19,567
Bank of Yokohama, Ltd. (The)                9,000        36,436
Banyu Pharmaceutical Co., Ltd.              1,000        11,757
Bellsystem24, Inc.                             20         4,310
Benesse Corp.                                 600        11,133
Bridgestone Corp.                           6,000        77,173
Canon, Inc.                                 8,000       273,943
Capcom Co., Ltd.                              500        12,778
Casio Computer Co., Ltd.                    2,000        10,458
Central Japan Railway Co.                       9        58,069
Chiba Bank, Ltd. (The)                      6,000        20,040
Chubu Electric Power Co.                    6,100       114,216
Chugai Pharmaceutical Co., Ltd.             2,000        20,158
Citizen Watch Co., Ltd.                     3,000        18,218
Coca-Cola West Japan Co., Ltd.                200         3,559
Credit Saison Co., Ltd.                     1,200        28,592
CSK Corp.                                     700        25,328
DAI Nippon Printing Co., Ltd.               6,000        68,975
Daicel Chemical Industries, Ltd.            3,000         8,476
Daiei, Inc. (The) (a)                       2,500         4,133
Daifuku Co., Ltd.                           1,000         3,753
Daiichi Pharmaceutical Co., Ltd.            2,000        32,303
Daikin Industries, Ltd.                     2,000        35,339
Daimaru, Inc. (The)                         2,000         9,160
Dainippon Ink & Chemicals, Inc.             5,000         9,235
Dainippon Screen MFG. Co., Ltd.             1,000         4,698
Daito Trust Construction Co., Ltd.            900        18,408
Daiwa Bank Holdings, Inc. (a)              34,000        24,948
Daiwa House Industry Co., Ltd.              5,000        29,098
Daiwa Securities Group, Inc.               11,000        57,150
Denki Kagaku Kogyo Kabushiki Kaisha         3,000         7,894
Denso Corp.                                 4,700        74,723
Dowa Mining Co., Ltd.                       3,000        13,486
East Japan Railway Co.                         28       134,610
Ebara Corp.                                 2,000         8,637
Eisai Co., Ltd.                             2,300        59,748
FamilyMart Co., Ltd.                          600        14,473
FANUC, Ltd.                                 1,100        50,006
Fast Retailing Co., Ltd.                      600        17,358
Fuji Electric Co., Ltd.                     5,000        12,272
Fuji Machine MFG. Co., Ltd.                   300         3,770
Fuji Photo Film Co., Ltd.                   4,000       122,127
Fuji Soft ABC, Inc.                           200         6,089
Fuji Television Network, Inc.                   3        14,448
Fujikura, Ltd.                              3,000         9,286
Fujisawa Pharmaceutical Co., Ltd.           2,000        42,508
Fujitsu Support & Service, Inc.               300         6,250
Fujitsu, Ltd.                              16,000        86,366
Furukawa Electric Co., Ltd. (The)           4,000        11,403
Gunma Bank, Ltd. (The)                      4,000        17,678
Gunze, Ltd.                                 2,000         8,029
Hankyu Department Stores, Inc.              1,000         6,461
Hino Motors, Ltd.                           3,000         7,439
Hirose Electric Co., Ltd.                     300        22,772
Hitachi Cable, Ltd.                         1,000         3,466
Hitachi Software Engineering Co., Ltd.        300         9,590
Hitachi Zosen Corp. (a)                     7,000         3,542
Hitachi, Ltd.                              28,000       149,488

See notes to financial statements.

                                                                       MARKET
                                                                       VALUE
                                                      SHARES             $
                                                     -------          ---------
Hokuriku Bank, Ltd. (The) (a)                          5,000              6,410
Honda Motor Co., Ltd.                                  6,400            270,974
House Food Corp.                                       1,000              9,143
Hoya Corp.                                             1,100             69,025
Isetan Co., Ltd.                                       2,000             17,999
Ishihara Sangyo Kaisha, Ltd. (a)                       3,000              4,605
Ishikawajima-Harima Heavy Industries Co., Ltd.        11,000             16,607
Ito En, Ltd.                                             200              7,304
Ito-Yokado Co., Ltd.                                   4,000            170,371
Itochu Corp.                                          12,000             32,084
Itochu Techno-Science Corp.                              200              5,398
Japan Airlines Co., Ltd.                               6,000             14,524
Japan Energy Corp.                                     8,000              9,581
Japan Tobacco, Inc.                                        7             47,527
JGC Corp.                                              2,000             13,022
Joyo Bank, Ltd. (The)                                  8,000             22,266
JSR Corp.                                              2,000             15,704
Jusco Co., Ltd.                                        2,400             62,548
Kajima Corp.                                           7,000             19,837
Kaken Pharmaceutical Co., Ltd.                         1,000              5,018
Kamigumi Co., Ltd.                                     2,000              9,227
Kanebo, Ltd. (a)                                       4,000              6,410
Kaneka Corp.                                           2,000             12,769
Kansai Electric Power Co. (The)                        6,600            102,981
Kao Corp.                                              6,000            137,393
Katokichi Co., Ltd.                                      400              6,612
Kawasaki Heavy Industries, Ltd. (a)                   10,000             10,543
Kawasaki Kisen Kaisha, Ltd.                            4,000              5,162
Kawasaki Steel Corp.                                  25,000             29,309
Keihin Electric Express Railway Co., Ltd.              4,000             18,488
Keio Electric Railway Co., Ltd.                        5,000             26,062
Keyence Corp.                                            300             52,351
Kikkoman Corp.                                         2,000             12,685
Kinden Corp.                                           2,000              8,519
Kinki Nippon Railway Co., Ltd.                        16,000             45,747
Kirin Brewery Co., Ltd.                                7,000             45,637
Kokuyo Co., Ltd.                                       1,000              9,632
Komatsu, Ltd.                                          9,000             30,591
Komori Corp.                                           1,000             11,681
Konami Co., Ltd.                                         900             22,507
Konica Corp.                                           3,000             18,724
Koyo Seiko Co., Ltd.                                   1,000              4,715
Kubota Corp.                                           9,000             25,809
Kuraray Co., Ltd.                                      4,000             25,842
Kurita Water Industries, Ltd.                          1,000             11,133
Kyocera Corp.                                          1,600            111,061
Kyowa EXEO Corp.                                       1,000              4,774
Kyowa Hakko Kogyo Co., Ltd.                            3,000             15,713
Kyushu Electric Power Co.                              3,700             54,611
Lawson, Inc.                                             600             18,471
Mabuchi Motor Co., Ltd.                                  300             26,745
Makita Corp.                                           1,000              5,887
Marubeni Corp. (a)                                    10,000             12,061
Marui Co., Ltd.                                        3,000             35,398
Matsushita Communication Industrial Co., Ltd.            800             27,664
Matsushita Electric Industrial Co., Ltd.              20,000            240,712
Matsushita Electric Works, Ltd.                        4,000             23,953
Meiji Milk Products Co., Ltd.                          2,000              5,280
Meiji Seika Kaisha, Ltd.                               3,000             10,096
Meitec Corp.                                             300              8,198
Millea Holdings, Inc.                                     14            113,592
Minebea Co., Ltd.                                      3,000             17,256
Mitsubishi Chemical Corp.                             16,000             31,443
Mitsubishi Corp.                                      10,000             66,967
Mitsubishi Electric Corp.                             16,000             55,328
Mitsubishi Estate Co., Ltd.                            9,000             66,723
Mitsubishi Gas Chemical Co., Inc.                      3,000              5,086
Mitsubishi Heavy Industries, Ltd.                     28,000             81,002
Mitsubishi Logistics Corp.                             1,000              6,663
Mitsubishi Materials Corp.                             8,000             12,618
Mitsubishi Paper Mills, Ltd.                           2,000              2,429
Mitsubishi Rayon Co., Ltd.                             4,000             11,099
Mitsubishi Tokyo Financial Group, Inc.                    35            241,773
Mitsui & Co., Ltd.                                    12,000             63,358
Mitsui Chemicals, Inc.                                 5,000             22,477
Mitsui Engineering &
Shipbuilding Co., Ltd. (a)                             6,000              7,085

See notes to financial statements.

                                                        MARKET
                                                        VALUE
                                          SHARES           $
                                          -------     ---------
Mitsui Fudosan Co., Ltd.                    7,000        53,726
Mitsui Marine & Fire Insurance Co., Ltd.   13,000        64,800
Mitsui Mining & Smelting Co., Ltd.          5,000        13,031
Mitsui O.S.K. Lines, Ltd.                   7,000        13,874
Mitsui Trust Holdings, Inc.                 6,000        13,714
Mitsukoshi, Ltd.                            3,000         8,957
Mitsumi Electric Co., Ltd.                    400         5,536
Mizuho Holdings, Inc.                          54       115,683
Mori Seiki Co., Ltd.                        1,000         7,422
Murata Manufacturing Co., Ltd.              2,300       130,359
Namco, Ltd.                                   400         7,304
NEC Corp.                                  14,000        78,050
Net One Systems Co., Ltd.                       1         5,195
NGK Insulators, Ltd.                        3,000        20,318
NGK Spark Plug Co., Ltd.                    2,000        14,102
Nichirei Corp.                              2,000         6,494
Nidec Corp.                                   300        16,447
Nikko Cordial Corp.                        13,000        54,274
Nikon Corp.                                 3,000        25,733
Nintendo Co., Ltd.                          1,000       120,946
Nippon COMSYS Corp.                         1,000         5,448
Nippon Express Co., Ltd.                    8,000        37,178
Nippon Kayaku Co., Ltd.                     2,000         8,063
Nippon Meat Packers, Inc.                   2,000        15,721
Nippon Mitsubishi Oil Corp.                13,000        57,454
Nippon Sanso Corp.                          2,000         6,106
Nippon Sheet Glass Co., Ltd.                3,000         8,628
Nippon Shokubai Co., Ltd.                   1,000         4,951
Nippon Steel Corp.                         50,000        70,426
Nippon System Development Co., Ltd.           200         5,432
Nippon Telegraph and Telephone Corp.           54       212,238
Nippon Unipac Holding                           8        40,889
Nippon Yusen Kabushiki Kaisha              10,000        30,953
Nishimatsu Construction Co., Ltd.           2,000         5,718
Nissan Chemical Industries, Ltd.            1,000         4,740
Nissan Motor Co., Ltd.                     23,000       167,992
Nisshin Flour Milling Co., Ltd.             2,000        14,794
Nisshinbo Industries, Inc.                  2,000         9,278
Nissin Food Products Co., Ltd.                900        18,142
Nitto Denko Corp.                           1,400        37,195
NKK Corp. (a)                              28,000        24,797
Nomura Securities Co., Ltd. (The)          18,000       237,288
Noritake Co., Ltd.                          1,000         3,306
NSK, Ltd.                                   4,000        14,136
NTN Corp.                                   3,000        10,374
NTT Data Corp.                                 12        44,735
NTT DoCoMo, Inc.                              178       378,324
Obayashi Corp.                              6,000        15,839
OBIC Co., Ltd.                                100        19,711
Oji Paper Co., Ltd.                         8,000        37,043
Oki Electric Industry Co., Ltd.             3,000         6,073
Okumura Corp.                               2,000         6,646
Olympus Optical Co., Ltd.                   2,000        28,524
Omron Corp.                                 2,000        27,495
Onward Kashiyama Co., Ltd.                  1,000         9,320
Oracle Corp., Japan                           400        13,765
Oriental Land Co., Ltd.                       400        26,854
Orix Corp.                                    800        56,880
Osaka Gas Co., Ltd.                        22,000        53,625
Paris Miki, Inc.                              400         7,439
Pioneer Corp.                               1,400        24,678
Promise Co., Ltd.                             800        37,178
Q.P. Corp.                                  1,000         8,561
Ricoh Co., Ltd.                             6,000       107,283
Rohm Co., Ltd.                              1,100       150,112
Saizeriya Co., Ltd.                           130         2,319
Sanden Corp.                                1,000         2,944
Sankyo Co., Ltd.                            4,000        54,013
Sanrio Co., Ltd.                              500         3,951
Sanyo Electric Co., Ltd                    15,000        59,588
Sapporo Breweries, Ltd.                     2,000         4,858
Secom Co., Ltd.                             2,000        92,270
Sega Corp. (a)                              1,100        26,395
Seino Transportation Co., Ltd.              1,000         5,904
Seiyu, Ltd. (The) (a)                       2,000         6,410
Sekisui Chemical Co., Ltd.                  4,000        11,875
Sekisui House, Ltd.                         5,000        36,562
Seven-Eleven Japan Co., Ltd.                4,000       146,755
Sharp Corp.                                 9,000        95,644
Shimachu Co., Ltd.                            400         6,882

See notes to financial statements.

                                                        MARKET
                                                        VALUE
                                          SHARES           $
                                          -------     ---------
Shimamura Co., Ltd.                           200        13,765
Shimano, Inc.                                 900        12,525
Shimizu Corp.                               5,000        15,308
Shin-Etsu Chem Co., Ltd.                    3,500       126,344
Shionogi & Co., Ltd.                        3,000        31,299
Shiseido Co., Ltd.                          4,000        52,764
Shizuoka Bank, Ltd. (The)                   7,000        45,460
Showa Denko K.K. (a)                        7,000        10,804
Showa Shell Sekiyu K.K.                     1,000         6,073
Skylark Co., Ltd.                           1,000        23,742
SMC Corp.                                     500        50,015
Snow Brand Milk Products Co., Ltd. (a)      1,000         1,704
Softbank Corp.                              2,200        22,971
Sony Corp.                                  8,900       388,082
Stanley Electric Co., Ltd.                  1,000        10,762
Sumitomo Bakelite Co., Ltd.                 1,000         6,157
Sumitomo Bank, Ltd. (The)                  38,000       195,184
Sumitomo Chemical Co., Ltd.                12,000        47,974
Sumitomo Corp.                              7,000        37,844
Sumitomo Electric Industries, Ltd.          6,000        38,612
Sumitomo Forestry Co., Ltd.                 1,000         5,904
Sumitomo Heavy Industries, Ltd. (a)         4,000         3,644
Sumitomo Metal Industries, Ltd. (a)        25,000        10,332
Sumitomo Metal Mining Co., Ltd.             4,000        16,598
Sumitomo Osaka Cement Co., Ltd.             3,000         4,453
Sumitomo Realty & Development Co., Ltd.     3,000        15,865
Sumitomo Trust & Banking Co., Ltd.          9,000        38,865
Suruga Bank, Ltd., ADR                      1,000         5,018
Suzuken Co., Ltd                              400         9,379
Taiheiyo Cement Corp.                       7,000        13,225
Taisei Corp.                                7,000        14,819
Taisho Pharmaceutical Co., Ltd.             2,000        32,117
Taiyo Yuden Co., Ltd.                       1,000        15,030
Takara Shuzo Co., Ltd.                      2,000        11,791
Takashimaya Co., Ltd.                       2,000        11,403
Takeda Chemical Industries, Ltd.            8,000       338,042
Takefuji Corp.                                720        49,127
Takuma Co., Ltd.                            1,000         7,540
TDK Corp.                                   1,100        50,285
Teijin, Ltd.                                9,000        30,363
Teikoku Oil Co., Ltd.                       2,000         7,911
Terumo Corp.                                1,800        26,021
THK Co., Ltd.                                 900        14,529
TIS, Inc.                                     400         8,772
Tobu Railway Co., Ltd.                      8,000        21,524
Toda Corp.                                  2,000         3,812
Toho Co., Ltd.                              1,500        16,965
Tohoku Elecric Power Co., Inc.              4,600        65,684
Tokyo Electric Power Co., Inc. (The)       11,700       241,273
Tokyo Electron, Ltd.                        1,500        69,203
Tokyo Gas Co., Ltd.                        25,000        71,269
Tokyo Style Co., Ltd.                       1,000         8,594
Tokyu Corp.                                 9,000        33,172
TonenGeneral Sekiyu K.K.                    3,000        18,977
Toppan Printing Co., Ltd.                   6,000        53,945
Toray Industries, Inc.                     13,000        33,222
Toshiba Corp.                              28,000        95,644
Tosoh Corp.                                 4,000        10,357
Tostem Corp.                                3,000        45,418
Toto, Ltd.                                  3,000        12,702
Toyo Seikan Kaisha, Ltd.                    2,000        23,110
Toyobo Co., Ltd.                            5,000         7,633
Toyoda Gosei Co., Ltd.                        500         7,186
Toyota Industries Corp.                     1,400        21,892
Toyota Motor Corp.                         23,800       589,154
Trans Cosmos, Inc.                            200         3,804
Trend Micro, Inc.                           1,000        26,146
Ube Industries, Ltd.                        6,000         7,692
UFJ Holdings, Inc. (a)                         31        69,810
Uni-Charm Corp.                               500        18,555
UNY Co., Ltd.                               1,000        10,846
Ushio, Inc.                                 1,000        10,340
Wacoal Corp.                                1,000         8,257
West Japan Railway Co.                         10        36,604
World Co., Ltd.                               400        10,863
Yakult Honsha Co., Ltd.                     1,000        10,382
Yamada Denki Co., Ltd.                        200        14,338
Yamaha Corp.                                2,000        19,196
Yamaha Motor Co., Ltd.                      1,000         7,717

See notes to financial statements.

                                                            MARKET
                                                            VALUE
                                              SHARES           $
                                              -------    ----------
Yamanouchi Pharmaceutical
Co., Ltd.                                      3,400         79,863
Yamato Transport Co., Ltd.                     4,000         67,980
Yamazaki Baking Co., Ltd.                      2,000         10,678
Yasuda Fire & Marine Insurance Co., Ltd.       7,000         42,154
Yokogawa Electric Corp.                        2,000         13,056
                                                         ----------
                                                         12,527,677
                                                         ----------
LUXEMBOURG - 0.1%
Arcelor (a)                                    3,508         42,658
                                                         ----------

NETHERLANDS - 5.5%
ABN AMRO Holding NV                           14,762        240,600
Aegon NV                                       9,831        140,757
Akzo Nobel NV                                  3,042        113,420
ASM Lithography Holding NV (a)                 4,698         48,053
Buhrmann NV                                    1,132          8,104
Elsevier NV                                    6,919         87,733
Getronics NV                                   2,511          2,438
Hagemeyer NV                                   1,028         11,543
Heineken NV                                    2,075         84,366
IHC Caland NV                                    278         13,972
ING Groep NV                                  18,011        393,173
KLM Royal Dutch Airlines                         458          5,156
Koninklijke (Royal) KPN NV (a)                18,465        101,224
Koninklijke (Royal) Philips Electronics NV    13,996        279,998
Koninklijke Ahold NV                           6,973        116,317
Koninklijke Numico NV                          1,557         30,645
Oce NV                                           893          8,407
Qiagen NV (a)                                  1,308          7,953
Royal Dutch Petroleum Co.                     22,616      1,020,220
Royal Vendex KBB NV                              684          7,110
TNT Post Group NV                              3,552         70,050
Unilever NV                                    6,079        359,178
Vedior NV                                      1,044          9,849
VNU NV                                         2,344         57,467
Wolters Kluwer NV                              2,916         52,159
                                                         ----------
                                                          3,269,892
                                                         ----------

NEW ZEALAND - 0.2%
Auckland International Airport, Ltd.            3,386         6,459
Carter Holt Harvey, Ltd.                       13,145        10,633
Contact Energy, Ltd.                            4,649         8,521
Fisher & Paykel Appliances Holdings,
  Ltd., Series H                                  636         3,033
Fisher & Paykel Industries, Ltd.                  806         3,640
Fletcher Building, Ltd.                         3,472         4,643
Fletcher Challenge Forests, Ltd. (a)            8,380           940
Independent Newspapers, Ltd.                      651         1,047
Sky City Entertainment Group, Ltd.              1,061         3,468
Telecom Corp. of New Zealand, Ltd.             17,412        41,194
Tower, Ltd.                                       670         1,237
Warehouse Group, Ltd. (The)                     2,607         8,861
                                                         ----------
                                                             93,676
                                                         ----------
NORWAY - 0.5%
Bergesen d.y. ASA, Series A                       300         5,417
Bergesen d.y. ASA, Series B                       200         3,186
Den Norsske Bank                                4,405        22,281
EDB Business Partner ASA (a)                      200           685
Elkem ASA                                         400         8,815
Frontline, Ltd.                                   591         3,727
Gjensidige NOR Sparebank                          511        16,553
Kvaerner ASA, Series A (a)                      3,982         2,664
Merkantildata ASA (a)                           1,600           850
Nera ASA                                        1,093         1,161
Norsk Hydro ASA                                 1,660        70,522
Norske Skogindustrier ASA                       1,044        15,108
Opticom ASA (a)                                    88         1,151
Orkla ASA                                       2,000        35,314
Pan Fish ASA                                      800           266
Petroleum Geo-Services ASA (a)                    800           515
Schibsted ASA                                     600         6,492
Smedvig ASA, Series A                             400         2,273
Smedvig ASA, Series B                             200           956
Statoil ASA                                     5,093        43,274
Storebrand ASA                                  2,400         9,463
Tandberg ASA (a)                                1,084        12,880

See notes to financial statements.

                                                                      MARKET
                                                                       VALUE
                                                     SHARES              $
                                                    -------        ------------
Telenor ASA                                            5,156             18,276
Tomra Systems ASA                                      1,701             11,856
                                                                   ------------
                                                                        293,685
                                                                   ------------

PORTUGAL - 0.3%
Banco Comercial Portugues SA                          15,245             42,309
Banco Espirito Santo SA, Registered                    2,066             22,874
BPI - SGPS SA                                          5,732             12,479
Brisa-Auto Estrada de Portugal SA                      2,969             15,810
CIMPOR-Cimentos de
Portugal, SGPS SA                                        319              5,631
Electridade de Portugal SA                            18,090             29,626
Jeronimo Martins SGPS SA (a)                             723              4,885
Portugal Telecom SGPS SA                               9,499             61,388
PT Multimedia-Servicos de
Telecomunicacoes e Multimedia SA (a)                     281              1,971
Sonae, S.G.P.S. SA                                    15,088              7,546
                                                                   ------------
                                                                        204,519
                                                                   ------------

SINGAPORE - 0.9%
Allgreen Properties, Ltd.                              2,000              1,326
Capitaland, Ltd.                                      14,000             11,601
Chartered Semiconductor Manufacturing, Ltd. (a)        8,000              9,601
City Developments, Ltd.                                6,000             20,573
Creative Technology, Ltd.                                600              4,903
Cycle & Carriage, Ltd.                                 2,013              4,947
Datacraft Asia, Ltd.                                   1,000                745
DBS Group Holdings, Ltd.                              12,000             81,605
First Capital Corp., Ltd.                              4,000              2,023
Fraser & Neave, Ltd.                                   1,800              7,920
GES International, Ltd.                                3,000                600
Haw Par Corp., Ltd.                                    2,000              4,915
Hotel Properties, Ltd.                                 4,000              2,354
Keppel Corp., Ltd.                                     6,000             15,155
Keppel Land, Ltd.                                      2,000              1,543
NatSteel, Ltd.                                         2,000              2,023
Neptune Orient Lines, Ltd. (a)                         9,000              3,909
Oversea-Chinese Banking Corp., Ltd.                   11,000             67,890
Overseas Union Enterprise, Ltd.                        1,000              3,886
Parkway Holdings, Ltd.                                 6,000              2,640
SembCorp Industries, Ltd.                             11,000              7,606
SembCorp Logistics, Ltd.                               2,000              2,194
SembCorp Marine, Ltd.                                  2,000              1,246
Singapore Airlines, Ltd.                               6,000             39,774
Singapore Exchange, Ltd.                               3,000              2,092
Singapore Land, Ltd.                                   1,000              1,840
Singapore Press Holdings, Ltd.                         4,000             44,803
Singapore Technologies Engineering, Ltd.              15,000             14,915
Singapore Telecommunications, Ltd.                    70,000             58,804
SMRT Corp., Ltd.                                       2,000                720
ST Assembly Test Services, Ltd. (a)                    1,000                920
United Overseas Bank, Ltd.                            13,000             98,063
United Overseas Land, Ltd.                             4,000              4,023
Venture Manufacturing (Singapore), Ltd.                2,000             14,744
Wing Tai Holdings, Ltd.                                5,000              2,172
                                                                   ------------
                                                                        544,075
                                                                   ------------

SPAIN - 2.7%
Acciona SA                                               264             10,278
Acerinox SA                                              453             16,948
ACS SA                                                   438             11,945
Altadis SA, Series A                                   2,576             58,077
Amadeus Global Travel Distribution SA, Series A        2,180             11,865
Autopistas, Concesionaria Espanola SA                  1,215             13,571
Banco Bilbao Vizcaya Argentaria SA                    28,410            278,885
Banco Santander Central Hispano SA                    39,352            262,806
Corporacion Mapfre, Compania
Internacional de Reaseguros SA                         1,066              6,565

See notes to financial statements.

                                                                      MARKET
                                                                       VALUE
                                                     SHARES              $
                                                    -------       ------------
Empresa Nacional de
Electricidad SA                                       8,315             98,666
Fomento de Construcciones y Contratas SA                388              7,991
Gas Natural SDG SA                                    2,069             37,455
Grupo Dragados SA                                     1,260             18,040
Grupo Ferrovial SA                                      583             14,293
Iberdrola SA                                          7,080             91,302
Iberia Lineas Aereas de Espana SA                     4,227              7,346
Industria de Diseno Textil, SA                        1,973             38,504
Metrovacesa SA                                          446              8,148
NH Hoteles SA (a)                                       939              9,761
Promotora de Informaciones SA                           328              2,972
Puleva Biotech SA (a)                                   110                351
Repsol YPF SA                                         8,460            110,343
Sociedad General de Aguas de Barcelona                  805              7,973
Sol Melia SA                                          1,026              5,031
Telefonica Publicidad e Informacion SA                  677              2,304
Telefonica SA (a)                                    42,664            391,195
TelePizza SA (a)                                      2,099              2,038
Terra Networks SA (a)                                 3,731             19,721
Union Electrica Fenosa SA                             2,111             26,126
Vallehermoso SA                                         950              7,453
Zeltia SA                                             1,368              9,109
                                                                   -----------
                                                                     1,587,062
                                                                   -----------

SWEDEN - 1.4%
Assa Abloy AB, Series B                               2,200             23,787
Atlas Copco AB, Series A                              1,000             20,666
Atlas Copco AB, Series B                                500              9,960
Drott AB, Series B                                      800              7,371
Electrolux AB                                         2,500             43,009
Eniro AB                                              1,364              6,626
Gambro AB, Series A                                   1,600              8,198
Gambro AB, Series B                                     800              4,091
Hennes & Mauritz AB (H&M), Series B                   3,875             71,205
Hoganas AB, Series B                                    107              2,012
Holmen AB, Series B                                     200              4,304
Modern Times Group MTG AB (a)                           475              3,694
NetCom AB, Series B (a)                                 675             12,691
Nordea AB                                            18,000             84,559
OM Gruppen AB                                           500              2,439
Sandvik AB                                            1,800             41,800
Sapa AB                                                 300              5,561
SAS AB (a)                                              530              3,980
Securitas AB, Series B                                2,400             37,326
Skandia Forsakrings AB                                7,000             19,015
Skandinaviska Enskilda Banken (SEB), Series A         3,800             35,217
Skanska AB                                            3,700             22,466
SKF AB, Series A                                        400              9,502
SKF AB, Series B                                        600             14,189
SSAB Svenskt Stal AB, Series A                          400              4,027
SSAB Svenskt Stal AB, Series B                          200              1,885
Svenska Cellulosa AB (SCA), Series B                  1,500             51,212
Svenska Handelsbanken AB, Series A                    4,500             62,557
Svenska Handelsbanken AB, Series B                      500              6,791
Swedish Match AB                                      3,000             24,288
Telefonaktiebolaget LM Ericsson AB (a)               60,500             46,080
Telefonaktiebolaget LM Ericsson AB, Series B         60,500             46,080
Telia AB                                              7,200             22,703
Trelleborg AB, Series B                                 800              7,201
Volvo AB, Series A                                    1,000             15,819
Volvo AB, Series B                                    1,700             28,069
WM-Data AB, Series B                                  2,500              2,317
                                                                   -----------
                                                                       812,697
                                                                   -----------

SWITZERLAND - 7.8%
ABB, Ltd.                                             9,537             52,114
Adecco SA                                             1,278             55,868
Ciba Specialty Chemicals AG                             699             50,074
Clariant AG                                           1,463             30,077
Compagnie Financiere Richemont AG                     5,775            108,718

See notes to financial statements.

                                                                      MARKET
                                                                       VALUE
                                                     SHARES              $
                                                    -------       ------------
Credit Suisse Group (a)                              10,868            252,759
Forbo Holding AG                                         10              2,999
Georg Fischer AG                                         30              4,538
Givaudan AG                                              79             33,114
Holcim, Ltd.                                            305             56,707
Kudelski SA (a)                                         398              7,095
Kuoni Reisen Holding AG, Series B                        30              6,697
Logitech International SA (a)                           404             13,246
Lonza Group AG                                          297             18,961
Nestle SA                                             4,235            908,741
Novartis AG                                          29,318          1,189,824
Phonak Holding AG                                       172              2,292
PubliGoupe SA                                            25              3,832
Roche Holding AG                                        534             63,520
Roche Holding AG, Bearer                              7,483            537,309
Serono SA                                                74             42,212
SGS Societe Generale de Surveillance Holding SA          75             19,842
Sulzer AG                                                30              4,718
Sulzer Medica AG                                         88             12,945
Swatch Group AG, Registered                             339             25,245
Swatch Group AG, Series B                               597              9,369
Swiss Re                                              3,142            221,944
Swisscom AG                                             281             74,622
Syngenta AG                                           1,183             65,551
Synthes-Stratec, Inc.                                    46             25,167
Tecan Group AG                                           59              1,948
Unaxis Holding AG                                        83              7,246
USB AG (a)                                           13,515            636,746
Valora Holding AG                                        40              7,997
Zurich Financial Services AG                            928             91,834
                                                                  ------------
                                                                     4,645,871
                                                                  ------------

UNITED KINGDOM - 26.4%
3i Group PLC                                          6,154             54,785
Aegis Group PLC                                      11,697             13,390
Aggreko PLC                                           2,794              6,397
Airtours PLC                                          3,353              7,171
AMEC PLC                                              2,746             12,998
Amey PLC                                              1,576              3,033
Amvescap PLC                                          6,441             43,491
ARM Holdings PLC (a)                                 11,319             26,877
Associates British Ports Holdings PLC                 3,451             21,754
AstraZeneca Group PLC                                18,015            507,744
AWG PLC (a)                                           2,548             19,412
BAA PLC                                              11,288             96,911
BAE Systems PLC                                      32,133            152,102
Balfour Beatty PLC                                    4,828             14,713
Barclays PLC (a)                                     68,719            493,239
Barratt Developments PLC                              2,536             16,467
Bass PLC                                              9,185             86,244
BBA Group PLC                                         5,035             16,979
Berkeley Group PLC (The)                              1,212             12,655
BG Group PLC                                         35,933            149,801
BHP Billiton PLC                                     23,910            112,808
BOC Group PLC                                         4,975             73,187
Boots Co. PLC                                         9,557             81,015
BP Amoco PLC                                        232,360          1,798,986
BPB PLC                                               5,109             24,579
Brambles Industries PLC                               7,900             28,688
British Airways PLC                                   7,090             16,671
British America Tobacco PLC                          17,190            199,700
British Land Co. PLC (The)                            5,348             39,503
British Sky Broadcasting PLC (a)                     11,583            109,298
BT Group PLC                                         90,755            280,778
BTG PLC (a)                                             686              2,324
Bunzl PLC                                             5,063             36,497
Cable & Wireless PLC                                 23,221             57,652
Cadbury Schweppes PLC                                20,919            151,362
Canary Wharf Group PLC (a)                            5,085             30,756
Capita Group PLC                                      6,975             31,290
Caradon PLC                                           3,505              6,588
Carlton Communications PLC                            6,213             14,152
Celltech Group PLC (a)                                2,568             15,115
Centrica PLC                                         43,028            125,133
CGNU PLC                                             23,702            182,957
Chubb PLC                                             7,474             15,377
Close Brothers Group PLC                              1,537             12,411
CMG PLC                                               5,535              6,593
Compass Group PLC                                    22,754            115,626

See notes to financial statements.

                                                                      MARKET
                                                                       VALUE
                                                     SHARES              $
                                                    -------       ------------
Corus Group PLC (a)                                  32,346             27,520
Daily Mail & General Trust                            3,168             27,590
De La Rue PLC                                         2,094              9,847
Diageo PLC                                           34,704            419,806
Dixons Group PLC                                     19,970             50,662
Electrocomponents PLC                                 3,937             18,788
EMI Group PLC                                         7,263             19,999
Exel PLC                                              3,232             36,897
FirstGroup PLC                                        4,451             17,196
FKI PLC                                               6,829             11,515
George Wimpey PLC                                     3,993             17,650
GKN PLC                                               7,937             33,764
GlaxoSmithKline PLC                                  63,610          1,196,524
Granada Compass PLC                                  28,517             35,290
Great Portland Estates PLC                            1,607              5,444
Great Universal Stores PLC (The)                     10,668             82,677
Hammerson PLC                                         2,552             20,241
Hanson PLC                                            7,567             46,236
Hays PLC                                             15,723             32,531
HBOS PLC                                             39,123            438,160
Hilton Group PLC                                     16,177             47,796
HSBC Holdings PLC                                    96,774          1,101,042
IMI PLC                                               4,114             16,483
Imperial Chemical Industries PLC                     12,249             48,270
Imperial Tobacco Group PLC                            7,441            124,083
International Power PLC (a)                          10,302             20,876
Invensys PLC                                         35,988             42,866
J Sainsbury PLC                                      14,842             72,666
Johnson Matthey PLC                                   2,382             32,794
Kelda Group PLC                                       4,132             24,768
Kidde PLC                                             9,923             10,131
Kingfisher PLC                                       26,018             85,626
Land Securities PLC                                   5,585             68,943
Lattice Group PLC                                    37,400             99,509
Legal & General Group PLC                            54,605            103,685
Lloyds TSB Group PLC                                 57,489            497,117
Logica PLC                                            4,198             10,991
Man Group PLC                                         2,875             47,097
Marks & Spencer Group PLC                            23,510            124,559
Misys PLC                                             5,419             18,945
National Grid Group PLC                              18,116            126,527
Next PLC                                              3,409             44,455
Nycomed Amersham PLC                                  7,489             65,917
P & O Princess Cruises PLC                            7,487             48,643
Pearson PLC                                           8,488             84,295
Peninsular & Oriental Steam Navigation Co.            7,543             26,399
Pilkington PLC                                        9,195             11,166
Provident Financial PLC                               2,717             23,536
Prudential PLC                                       20,973            165,136
Rank Group PLC                                        6,574             27,000
Reckitt Benckiser PLC                                 5,505            101,848
Reed International PLC                               13,379            119,416
Rentokil Initial PLC                                 19,205             70,780
Reuters Group PLC                                    14,630             64,159
Rexam PLC                                             3,971             27,397
Rio Tinto PLC                                        11,183            196,170
RMC Group PLC                                         2,926             23,740
Rolls-Royce PLC                                      14,922             32,489
Royal & Sun Alliance Insurance Group PLC             14,799             28,501
Royal Bank of Scotland Group PLC                     28,132            671,474
SABMiller PLC                                         8,277             59,123
Safeway PLC                                          10,869             36,148
Sage Group PLC (The)                                 12,788             25,518
Schroders PLC                                         1,334             10,999
Scottish & Newcastle PLC                              7,907             67,334
Scottish & Southern Energy PLC                        8,797             91,174
ScottishPower PLC                                    19,608            111,620
Securicor PLC                                         6,798             10,490
Serco Group PLC                                       4,636             12,729
Severn Trent PLC                                      3,556             36,938
Shell Transport & Trading Co. PLC                   100,708            675,329
Signet Group PLC                                     17,671             22,962
Slough Estates PLC                                    3,736             19,437
Smith & Nephew PLC                                    9,517             54,839
Smiths Group PLC                                      5,709             64,468
Spirent PLC                                           8,514              8,692
SSL International PLC                                 2,218             10,756
Stagecoach Holdings PLC                               8,796              4,558

See notes to financial statements.

                                                                      MARKET
                                                                       VALUE
                                                     SHARES              $
                                                     -------        -----------


Tate & Lyle PLC                                        4,125             23,418
Taylor Woodrow PLC                                     5,424             14,431
Telewest Communications PLC (a)                       10,030                214
Tesco PLC                                             73,349            239,975
Unilever PLC                                          29,002            264,244
United Business Media PLC                              3,512             15,483
United Utilities PLC                                   5,696             55,158
Vodafone Group PLC                                   704,869          1,128,525
Whitbread PLC                                          3,089             25,325
Wolseley PLC                                           5,929             54,021
WPP Group PLC                                         11,773             86,687
                                                                    -----------
                                                                     15,661,436
                                                                    -----------
TOTAL COMMON STOCKS
(cost $71,709,440)                                                   56,535,153
                                                                    -----------
PREFERRED STOCKS - 0.4%
AUSTRALIA - 0.2%
News Corp., Ltd. (The)                                19,968             86,675
                                                                    -----------

GERMANY - 0.2%
Boss Hugo AG                                             484              5,197
Fresenius Medical Care AG                                294              6,115
Henkel KGaA                                              586             40,112
Porsche AG                                                78             37,481
RWE AG                                                   288              7,993
Volkswagen AG                                          1,000             32,264
Wella AG                                                 200              9,336
                                                                    -----------
                                                                        138,498
                                                                    -----------

ITALY - 0.0%
Fiat SpA                                               1,097              7,939
                                                                    -----------
NEW ZEALAND - 0.0%
Fletcher Challenge
Forests, Ltd. (a)                                     16,862              1,971
                                                                    -----------

SWITZERLAND - 0.0%
Schindler Holding AG                                      50              8,930
                                                                    -----------

TOTAL PREFERRED STOCKS
(cost $307,416)                                                         244,013
                                                                    -----------

SHORT TERM INVESTMENTS - 13.3%
UNITED STATES - 13.3%
AIM Short Term Investment
Prime Portfolio                                      486,607            486,607
AIM Treasury Fund                                    428,357            428,357
Money Market Obligations Trust                       676,929            676,929
State Street Navigator Securities Lending Prime
Portfolio (b)                                      6,295,880          6,295,880
                                                                    -----------

TOTAL SHORT TERM INVESTMENTS
(cost $7,887,773)                                                     7,887,773
                                                                    -----------

TOTAL INVESTMENTS - 108.9%
(cost $79,904,629)                                                   64,666,939

OTHER ASSETS AND LIABILITIES (NET) - (8.9%)                          (5,289,592)
                                                                    -----------
NET ASSETS - 100.0%                                                 $59,377,347
                                                                    ===========

(a)    Non-income producing security.
(b) Security represents investment made with cash collateral from securities loaned.


ABBREVIATIONS
NPV - No Par Value
NV - Non-voting

See notes to financial statements.

TOP TEN INDUSTRY CONCENTRATION AS A PERCENTAGE OF NET ASSETS:
Banks                                                    10.2%
Drugs & Healthcare                                        9.7%
Oil & Gas                                                 9.5%
Finance                                                   8.6%
Food & Beverage                                           6.4%
Telecommunications                                        6.2%
Electronics                                               4.7%
Utilities                                                 4.4%
Insurance                                                 3.4%
Retail Trade                                              3.2%

                                           NUMBER       UNREALIZED
                                            OF         APPRECIATION
                                         CONTRACTS    (DEPRECIATION)
                                         ---------    --------------
SCHEDULE OF FUTURES CONTRACTS
SPI 200 Index Futures
Expiration date 09/2002                        3      $    (668)

DAX Index Futures
Expiration date 09/2002                        2         (1,349)

CAC 40 Euro Futures
Expiration date 09/2002                        5         (5,541)

Hang Seng Index Futures
Expiration date 09/2002                        4         (2,359)

TOPIX Stock Exchange Futures
Expiration date 09/2002                        9        (14,736)

Financial Times Stock Exchange
100 Index Futures
Expiration date 09/2002                        8        (15,464)

IBEX 35 Index Futures
Expiration date 09/2002                        4          8,914

MIB 30 Index Futures
Expiration date 09/2002                        1         (4,849)

OMX Index
Expiration date 09/2002                       53         (3,090)
                                                      ---------
Total unrealized depreciation on
open futures contracts purchased                      $ (39,142)
                                                      =========

FORWARD FOREIGN CURRENCY CONTRACTS

BOUGHT AUSTRAILIAN DOLLAR
Local Contract amount - 111,000
USD Face value - 59,739
USD Current value - 60,573
Settlement Date - 11/22/2002
Unrealized Gain                                       $     834

BOUGHT EURO
Local Contract amount - 1,585,000
USD Face value - 1,550,318
USD Current value - 1,548,938
Settlement Date - 11/22/2002
Unrealized Loss                                          (1,380)

SOLD EURO
Local Contract amount - 844,000
USD Face value - 824,356
USD Current value - 824,797
Settlement Date - 11/22/2002
Unrealized Loss                                            (441)

BOUGHT POUND STERLING
Local Contract amount - 713,000
USD Face value - 1,087,751
USD Current value - 1,098,221
Settlement Date - 11/22/2002
Unrealized Gain                                          10,470

SOLD POUND STERLING
Local Contract amount - 416,000
USD Face value - 633,475
USD Current value - 640,757
Settlement Date - 11/22/2002
Unrealized Loss                                          (7,282)

BOUGHT HONG KONG DOLLAR
Local Contract amount - 896,000
USD Face value - 114,889
USD Current value - 114,885
Settlement Date - 11/22/2002
Unrealized Loss                                              (4)

See notes to financial statements.

                                                        UNREALIZED
                                                       APPRECIATION
                                                      (DEPRECIATION)
                                                      --------------
BOUGHT JAPANESE YEN
Local Contract amount - 153,601,000
USD Face value - 1,312,425
USD Current value - 1,299,018
Settlement Date - 11/22/2002
Unrealized Loss                                          (13,407)

SOLD JAPANESE YEN
Local Contract amount - 68,560,000
USD Face value - 581,293
USD Current value - 579,818
Settlement Date - 11/22/2002
Unrealized Gain                                            1,475

BOUGHT SWEDISH KRONA
Local Contract amount - 3,284,000
USD Face value - 347,331
USD Current value - 347,444
Settlement Date - 11/22/2002
Unrealized Gain                                              113
                                                        ---------
Total unrealized depreciation on
open forward foreign currency contracts                 $ (9,622)
                                                        =========

See notes to financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)               August 31, 2002

ASSETS
Investments at market (identified cost $79,904,629)                                                          $ 64,666,939
Cash                                                                                                              334,090
Foreign currency at market (cost $631,483)                                                                        645,978
Receivables:
Investments sold                                                                            $   128,215
Daily variation margin on futures contracts                                                      17,185
Dividends and interest                                                                          158,132
                                                                                            -----------      ------------
Total assets                                                                                                   65,950,539

LIABILITIES
Unrealized depreciation on forward currency exchange contracts                                    9,622
Payables:
Investments purchased                                                                           260,082
Due upon return of securities loaned                                                          6,295,880
Management fees                                                                                   7,608
                                                                                            -----------
Total liabilities                                                                                               6,573,192
                                                                                                             ------------
NET ASSETS                                                                                                   $ 59,377,347
                                                                                                             ============
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                              $ 74,648,533
Net unrealized depreciation on investments, foreign currency transactions, and futures contracts              (15,271,186)
                                                                                                             ------------
NET ASSETS                                                                                                   $ 59,377,347
                                                                                                             ============


See notes to financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                               December 31, 2001

                                                                   MARKET
                                                                    VALUE
                                                     SHARES           $
                                                    -------      --------
COMMON STOCKS - 94.5%
AUSTRALIA - 2.5%
Amcor, Ltd.                                           3,863        14,139
AMP Diversified Property Trust                        3,000         3,962
AMP, Ltd.                                             7,426        70,096
Aristocrat Leisure, Ltd.                              2,400         8,108
Australia & New Zealand Banking Group, Ltd.           4,949        45,116
Australia Gas Light Co.,Ltd.                          2,211        10,280
Australian Stock Exchange, Ltd.                         337         1,949
BHP, Ltd.                                            24,621       132,334
Boral, Ltd.                                           3,800         6,400
Brambles Industries, Ltd.                             6,364        33,880
BRL Hardy, Ltd.                                         511         2,890
BT Office Trust                                       3,101         2,460
Coca-Cola Amatil, Ltd.                                4,067        12,452
Cochlear, Ltd.                                          300         6,987
Coles Myer, Ltd.                                      7,051        30,318
Commonwealth Bank of Australia                        8,274       126,807
Computershare, Ltd.                                   3,200         8,649
CSL, Ltd.                                             1,051        27,701
CSR, Ltd.                                             6,354        22,085
David Jones, Ltd.                                     3,995         2,413
Deutsche Office Trust                                 3,818         2,599
ERG, Ltd.                                             4,892         1,377
ERG, Ltd. (a)                                         1,440           406
Foster' s Brewing Group, Ltd.                        13,259        32,985
Futuris Corp., Ltd.                                   4,129         3,910
Gandel Retail Trust                                   8,400         5,009
General Property Trust                               12,404        17,969
Goodman Fielder, Ltd.                                 8,635         6,100
Harvey Norman Holdings,Ltd.                           2,458         5,096
Iluka Resources, Ltd.                                 1,534         3,494
James Hardie Industries NV (a)                        2,258         6,927
John Fairfax Holdings, Ltd.                           1,706         3,356
Leighton Holdings, Ltd.                               1,682         8,911
Lend Lease Corp.                                      2,857        19,085
M.I.M Holdings, Ltd.                                 11,490         6,705
Macquarie Bank, Ltd.                                    632        12,116
Macquarie Infrastructure Group                        5,105         9,146
Mayne Nickless, Ltd.                                  5,151        18,141
Mirvac Group                                          3,633         7,197
National Australia Bank, Ltd.                        10,304       168,045
Newcrest Mining, Ltd.                                 1,742         3,692
News Corp., Ltd. (The)                               94,569        11,826
Normandy Mining, Ltd.                                10,336         9,576
NRMA Insurance Group, Ltd.                            4,653         7,431
OneSteel, Ltd.                                        4,400         2,487
Orica, Ltd.                                           1,615         5,961
Origin Energy, Ltd.                                   2,053         2,965
Pacific Dunlop, Ltd.                                  6,176         3,256
PaperlinX, Ltd.                                       1,700         4,239
Publishing & Broadcasting, Ltd.                         435         2,182
QBE Insurance Group, Ltd.                             4,106        16,142
Rio Tinto, Ltd.                                       2,068        39,386
Santos, Ltd.                                          3,478        11,038
Sonic Healthcare, Ltd.                                  530         2,170
Sons of Gwalia, Ltd.                                    827         3,171
Southcorp, Ltd.                                       4,393        16,978
Stockland Trust Group                                 5,121        11,324
Suncorp-Metway, Ltd.                                  2,523        18,120
TAB, Ltd.                                             1,663         2,315
TABCORP Holdings, Ltd.                                2,072        10,437
Telstra Corp., Ltd.                                  34,230        95,319
Transurban Group (a)                                  2,800         6,268
Wesfarmers, Ltd.                                      2,400        38,072
Westfield Holdings, Ltd.                              1,490        12,855
Westfield Trust                                      12,312        21,831
Westpac Banking Corp.,Ltd.                           11,619        93,705
WMC, Ltd.                                             7,347        36,003
Woodside Petroleum, Ltd.                              1,552        10,639
Woolworths, Ltd.                                      6,887        39,625
                                                                ---------
                                                                1,529,356
                                                                ---------

AUSTRIA - 0.1%
Bohler-Uddeholm AG                                      101         4,045
BWT AG                                                  151         3,294
Erste Bank deroesterreichischen Sparkassen AG           236        12,545
Flughafen Wien AG                                       149         3,980
Mayr-Melnhof Karton AG                                  110         5,206

See notes to financial statements.

                                                                 MARKET
                                                                 VALUE
                                                     SHARES         $
                                                    -------     --------
Oesterreichische
Elektrizitaetswirtschafts-AG                            192       14,360
OMV AG                                                  194       16,257
RHI AG                                                  182        1,183
Telekom Austria AG (a)                                1,676       13,893
VA Technologie AG                                       137        3,012
Voest-Alpine AG                                          93        2,658
Wienerberger AG                                         497        6,970
                                                               ---------
                                                                  87,403
                                                               ---------
BELGIUM - 1.1%
Agfa Gevaert NV                                         927       12,537
Barco NV                                                116        4,069
Bekaert SA                                              164        6,318
Colruyt NV                                              246       10,733
Compagnie Maritime Belge SA                              49        2,245
Delhaize Le Lion SA                                     624       32,474
Dexia                                                 3,256       46,820
Electrabel SA                                           411       85,630
Fortis                                                9,146      237,378
Groupe Bruxelles Lambert SA                             895       47,056
Interbrew NPV                                         1,614       44,190
KBC Banassurance Holding NV                           1,832       61,495
Omega Pharma SA                                         112        5,071
S.A. D'Ieteren NV                                        41        6,753
Solvay SA                                               570       34,333
UCB SA                                                1,098       44,453
Union Miniere SA                                        179        7,052
                                                               ---------
                                                                 688,607
                                                               ---------
DENMARK - 0.9%
A/S Dampskibsselskabet
Svendborg, Series B                                       4       36,405
A/S Det Ostasiatiske Kompagni (a)                       200        4,479
Bang & Olufsen Holding A/S, Series B                    125        2,919
Carlsberg A/S, Series B                                 250       10,449
Coloplast A/S, Series B                                  58        3,820
D/S 1912, Series B                                        7       47,782
Danisco A/S                                             550       19,694
Danske Bank                                           6,439      103,327
DSV, Series B                                            75        1,841
FLS Industries A/S, Series B                            400        3,377
GN Store Nord A/S                                       981        5,874
Group 4 Falck A/S                                       160       17,915
H. Lundbeck A/S                                         317        8,162
ISS A/S (a)                                             386       18,998
Kobenhavns Lufthavne A/S                                 25        1,620
NavisionDamgaard A/S (a)                                252        6,760
NEG Micon A/S (a)                                        83        2,187
NKT Holding A/S                                         250        3,218
Novo Nordisk A/S                                      3,005      122,893
Novozymes A/S, Series B                                 604       12,188
Tele Danmark A/S                                      1,600       57,003
Topdanmark A/S (a)                                      233        5,441
Vestas Wind Systems AS                                  970       26,485
William Demant AS (a)                                   478       12,422
                                                               ---------
                                                                 535,259
                                                               ---------
FINLAND - 2.4%
Amer Group, Ltd.                                        200        5,253
Fortum Oyj                                            1,862        7,875
Instrumentarium Corp.                                   200        8,369
KCI Konecranes International                             66        1,675
Kesko Oyj                                               600        5,503
Kone Corp., Series B                                    140       10,346
Metso Oyj                                             1,100       11,557
Nokia Oyj                                            44,096    1,137,021
Orion-Yhtyma Oyj, Series B                              267        4,778
Outokumpu Oyj                                         1,000       10,551
Oyj Hartwall Abp                                        450        9,175
Pohjola Group Insurance Corp., Series B                 200        3,535
Rautaruukki Oyj                                       1,000        3,651
Sampo-Leona Insurance, Series A                       2,700       21,155
Sonera Oyj                                           10,750       54,462
Stora Enso Oyj, Series R                              2,862       36,644
TietoEnator Oyj                                         760       20,131
UPM-Kymmene Oyj                                       2,200       72,966

See notes to financial statements.

                                                                 MARKET
                                                                 VALUE
                                                     SHARES         $
                                                    -------    ---------
Uponor Oyj                                              300        5,008
Wartsila Oyj, Series B                                  300        5,556
                                                               ---------
                                                               1,435,211
                                                               ---------
FRANCE - 10.2%
Accor SA                                              1,779       64,673
Alcatel SA, Series A                                 10,145      173,430
Alstom                                                  946       10,520
Altran Technologies SA                                  277       12,517
Aventis SA                                            6,561      465,877
Axa                                                  13,577      283,719
BNP Paribas SA                                        3,698      330,905
Bouygues SA                                           2,279       74,673
Business Objects SA (a)                                 269        8,994
Cap Gemini SA                                         1,044       75,386
Carrefour SA                                          5,312      276,211
Castorama Dubois Investissement SA                      345       17,770
Club Mediterranee SA                                    132        4,819
Compagnie de Saint-Gobain                               749      113,037
Compagnie Francaise d'Etudes et de Construction SA      111       14,825
Compagnie Generale des Establissements Michelin       1,229       40,543
Dassault Systemes SA                                    703       33,800
Essilor International SA                                700       21,160
Etablissements Economiques
du Casino Guichard-Perrachon SA                         582       44,902
European Aeronautic Defence & Space Co.               1,419       17,233
France Telecom SA                                     6,084      243,224
Groupe Danone                                         1,285      156,745
Imerys                                                  111       10,654
L'Air Liquide SA                                        786      110,153
L'Oreal SA                                            4,456      320,970
Lafarge SA                                            1,134      105,915
Lagardere S.C.A.                                      1,249       52,267
LMVH (Louis Vuitton Moet Hennessy)                    3,229      131,388
Pechiney SA                                             645       33,251
Pernod-Ricard SA                                        516       39,971
Pinault-Printemps-Redoute SA                            835      107,504
PSA Peugoet Citroen                                   2,111       89,750
Publicis SA                                           1,014       26,859
Renault SA                                              527       18,586
Sagem SA                                                281       17,201
Sanofi-Synthelabo SA                                  4,824      359,933
Schneider Electric SA                                 1,499       72,072
Societe BIC SA                                          384       13,115
Societe Generale                                      3,217      180,023
Societe Television Francaise 1                          557       14,080
Sodexho Alliance SA                                   1,108       47,363
STMicroelectronics N.V.                               6,241      200,323
Suez SA                                               8,061      244,027
Thales SA                                             1,036       35,744
Thomson Multimedia (a)                                  466       14,315
Total FinaElf SA                                      6,182      882,885
Unibail SA                                              339       17,220
Usinor SA                                             1,801       22,530
Valeo SA                                                562       22,417
Vinci SA                                                604       35,413
Vivendi Universal SA                                  8,595      470,643
Zodiac SA                                                36        6,536
                                                               ---------
                                                               6,188,071
                                                               ---------

GERMANY - 7.4%
Adidas-Salomon AG                                       400       30,023
Allianz AG                                            1,800      426,309
Altana AG                                               290       14,460
BASF AG                                               5,000      185,865
Bayer AG                                              6,400      204,002
Bayer Hypo-und Vereinsbank AG                         3,954      120,824
Beiersdorf AG, Series A                                 500       56,761
Buderus AG                                              400       11,005
Continental AG                                          900       11,900
DaimlerChrysler AG                                    8,400      361,615
Deutsche Bank AG                                      4,900      346,407
Deutsche Lufthansa AG                                 2,500       33,010
Deutsche Post AG                                      1,407       18,779
Deutsche Telekom AG                                  22,122      380,148

See notes to financial statements.

                                                                MARKET
                                                                VALUE
                                                     SHARES       $
                                                    -------   ---------

Douglas Holding AG                                    329         9,081
E.On AG                                             6,000       310,810
Epcos AG                                              595        29,402
Fresenius Medical Care AG                             577        35,705
Gehe AG                                               539        20,876
Heidelberg Zement AG                                  400        19,232
Infineon Technologies AG                            1,461        29,854
Kamps AG                                              794         6,363
KarstadtQuelle AG                                     700        27,673
Linde AG                                            1,000        40,512
MAN AG                                                800        16,917
MAN AG, Preferred                                     400         6,411
Merck KGAA                                          1,000        36,941
Metro AG                                            2,100        74,511
MLP AG                                                233        16,972
Muenchener Rueckversicherungs-Gesellschaft AG       1,200       325,822
Preussag AG                                         1,400        34,404
ProSieben Sat.1 Media AG                            1,199         6,138
RWE AG                                              3,970       149,168
RWE AG, Preferred                                     288         8,013
SAP AG                                              2,300       299,601
Schering AG                                         1,700        90,212
SGL Carbon AG (a)                                     200         4,016
Siemens AG                                          7,800       516,353
ThyssenKrupp AG                                     3,800        55,454
Volkswagen AG                                       2,500       116,861
WCM Beteiligungs-und Grundbesitz AG                 1,775        19,281
                                                              ---------
                                                              4,507,691
                                                              ---------

GREECE - 0.4%
Alpha Bank AE                                       1,364        24,314
Aluminum of Greece SA                                  60         1,784
Attica Enterprises Holding SA (a)                     380         1,719
Bank of Piraeus                                     1,084         9,632
Coca-Cola Hellenic Bottling Co. SA                    875        12,621
Commercial Bank of Greece                             630        20,811
EFG Eurobank Ergasias                               1,218        16,939
EYDAP Athens Water Supply and Sewage Co. SA           220         1,246
Folli-Follie                                          100         1,758
Fourlis SA                                            140           551
Hellenic Duty Free Shops SA                           160         1,647
Hellenic Petroleum SA                                 852         5,280
Hellenic Technodomiki SA                              566         3,124
Hellenic Telecommunications Organization SA         2,318        37,769
Intracom SA                                           513         6,577
Lambrakis Press SA                                    180           696
M. J. Maillis SA                                      220         1,030
National Bank of Greece SA                          1,678        39,921
Panafon Hellenic Telecom SA                         1,733         8,949
Papastratos Cigarettes Co.                            120         1,560
Technical Olympic SA                                  500         1,015
Titan Cement Co.                                      265         9,428
Viohalco, Hellenic Copper and
Aluminum Industry SA                                  796         6,492
                                                              ---------
                                                                214,863
                                                              ---------
HONG KONG - 1.5%
Amoy Properties, Ltd.                               4,000         4,155
ASM Pacific Technology, Ltd.                        2,500         4,921
Bank of East Asia, Ltd.                            10,400        22,406
Cathay Pacific Airways                             16,000        20,518
Cheung Kong (Holdings), Ltd.                        6,000        62,325
Cheung Kong Infrastructure (Holdings), Ltd.         1,000         1,558
CLP Holdings, Ltd.                                 16,600        63,332
Esprit Holdings, Ltd.                               7,122         8,037
Giordano International, Ltd.                        8,000         3,539
Hang Seng Bank, Ltd.                                9,700       106,667
Henderson Land Development Co., Ltd.                7,000        31,868
Hong Kong & China Gas Co., Ltd.                    32,300        39,765
Hong Kong Exchanges & Clearing, Ltd.                4,000         6,079
Hongkong Electric Holdings, Ltd.                    5,500        20,454

See notes to financial statements.

                                                                MARKET
                                                                VALUE
                                                    SHARES        $
                                                   -------    ---------
Hutchison Whampoa, Ltd.                            23,000       222,689
Hysan Development Co., Ltd.                         7,104         7,152
Johnson Electronic Holdings, Ltd.                  20,000        21,031
Li & Fung, Ltd.                                    17,000        19,076
MTR Corp.                                           4,000         5,232
New World Development Co., Ltd.                    14,000        12,209
Pacific Century CyberWorks, Ltd. (a)               92,000        25,366
Shangri-La Asia, Ltd.                              12,000         9,387
Sino Land Co., Ltd.                                20,000         7,951
South China Morning Post
(Holdings), Ltd.                                   10,000         6,284
Sun Hung Kai Properties, Ltd.                      14,000       113,108
Swire Pacific, Ltd.                                 9,500        51,777
Television Broadcast, Ltd.                          2,000         8,669
Wharf (Holdings), Ltd. (The)                       13,000        31,759
                                                              ---------
                                                                937,314
                                                              ---------
IRELAND - 0.8%
Allied Irish Banks PLC                              8,383        97,032
Bank of Ireland                                     4,762        44,180
CRH PLC                                             4,920        86,868
DCC PLC                                               789         8,465
Elan Corp. PLC (a)                                  3,185       147,463
Green Property PLC                                    435         2,440
Greencore Group PLC                                 1,839         4,585
Independent News & Media PLC                        4,093         7,653
IONA Technologies PLC (a)                             190         3,933
Irish Life & Permanent PLC                          2,638        26,776
Jefferson Smurfit Group PLC                         9,781        21,336
Kerry Group PLC                                     1,269        15,423
Ryanair Holdings PLC (a)                            5,832        36,868
Waterford Wedgwood PLC                              5,569         4,364
                                                              ---------
                                                                507,386
                                                              ---------

ITALY - 3.7%
ACEA SpA                                              395         2,680
Alitalia SpA (a)                                   11,000         9,814
Alleanza Assicurazioni                              1,402        15,416
Assicurazioni Generali SpA                          9,475       263,211
Autogrill SpA                                       1,494        13,848
Autostrade SpA                                      7,975        55,385
Banca Di Roma SpA (a)                               9,603        19,024
Banca Fideuram SpA                                  1,056         8,453
Banca Intesa SpA                                   38,000        95,074
Banca Intesa SpA RISP                               7,000        12,527
Banca Monte dei Paschi di Siena SpA                 3,009         7,502
Banca Nazionale del Lavoro                          6,673        13,517
Banca Popolare di Milano Scrl                       2,500         8,726
Benetton Group SpA                                  1,250        14,157
Bipop-Carire SpA                                   13,157        21,789
Bulgari SpA                                         2,000        15,528
e.Biscom (a)                                           52         2,366
Enel SpA                                           24,981       140,794
Eni                                                28,050       351,646
Fiat SpA                                            2,400        38,507
Fiat SpA RISP Non-Convertible                         539         5,548
Fiat SpA, Preferred                                   697         7,695
Gruppo Editoriale L'Espresso SpA                    2,326         6,959
Italcementi SpA                                     1,250         9,794
Italgas SpA                                         2,055        19,285
La Rinascente SpA                                   2,000         6,963
Luxottica Group SpA                                   528         8,664
Mediaset SpA                                        7,300        53,363
Mediobanca SpA                                      4,750        53,204
Mediolanum SpA                                        841         7,578
Mondadori (Arnoldo) Editore SpA                     1,500         9,482
Parmalat Finanziaria SpA                            5,000        13,489
Pirelli SpA                                        11,000        19,294
Riunione Adriatica di Sicurta SpA                   4,450        52,419
San Paolo - IMI SpA                                 9,250        99,243
Seat Pagine Gialle SpA (a)                         22,025        17,787
Snia SpA                                            2,500         3,361
Telecom Italia Mobile SpA                          53,000       295,879
Telecom Italia SpA RISP Non-Convertible             9,500        50,751
Telecom Italia SpA                                 28,000       239,332
Tiscali SpA (a)                                     1,331        12,064
UniCredito Italiano SpA                            33,250       133,518
                                                              ---------
                                                              2,235,636
                                                              ---------

See notes to financial statements.

                                                                MARKET
                                                                VALUE
                                                    SHARES        $
                                                   -------    ---------
JAPAN - 19.4%
77 Bank, Ltd.                                       3,000        13,253
ACOM Co., Ltd.                                        900        65,581
Advantest Corp.                                       700        39,631
Aiful Corp.                                           200        12,941
Ajinomoto Co., Inc.                                 6,000        58,599
ALPS Electric Co., Ltd.                             1,000         6,791
Amada Co., Ltd.                                     2,000         7,935
Amano Corp.                                         1,000         5,990
Aoyama Trading Co., Ltd.                              500         4,769
Asahi Bank, Ltd. (The)                             20,000        12,513
Asahi Breweries, Ltd.                               4,000        35,983
Asahi Chemical Industry, Ltd.                      14,000        49,138
Asahi Glass Co., Ltd.                              11,000        65,047
Asatsu-Dk, Inc.                                       400         7,813
Ashikaga Bank, Ltd. (a)                             4,000         3,662
Autobacs Seven Co., Ltd.                              300         6,982
Bank of Fukuoka, Ltd. (The)                         4,000        13,551
Bank of Yokohama, Ltd. (The)                       11,000        38,356
Benesse Corp.                                       1,100        28,537
Bridgestone Corp.                                   8,000        84,663
Canon, Inc.                                         8,000       275,294
Casio Computer Co., Ltd.                            2,000         8,668
Central Japan Railway Co.                              14        90,584
Chubu Electric Power Co.                            2,600        46,818
Chugai Pharmaceutical Co., Ltd.                     2,000        23,180
Chuo Mitsui Trust and Banking Co., Ltd. (The)       6,000         5,951
Citizen Watch Co., Ltd.                             2,000         9,965
Credit Saison Co., Ltd.                             1,200        23,348
CSK Corp.                                             500        11,712
DAI Nippon Printing Co., Ltd.                       6,000        59,973
Daicel Chemical Industries, Ltd.                    3,000         8,813
Daiei, Inc. (The) (a)                               5,000         2,823
Daifuku Co., Ltd.                                   1,000         4,044
Daiichi Pharmaceutical Co., Ltd.                    2,000        38,913
Daikin Industries, Ltd.                             2,000        31,360
Daimaru, Inc. (The)                                 2,000         8,042
Dainippon Ink & Chemicals, Inc.                     5,000         7,134
Dainippon Screen MFG. Co., Ltd.                     1,000         3,144
Daito Trust Construction Co., Ltd.                    900        13,768
Daiwa Bank Holdings, Inc. (a)                      14,000         8,759
Daiwa House Industry Co., Ltd.                      4,000        22,829
Daiwa Securities Group, Inc.                       12,000        63,086
Denki Kagaku Kogyo Kabushiki Kaisha                 3,000         6,959
Denso Corp.                                         6,100        80,800
East Japan Railway Co.                                 29       140,066
Ebara Corp.                                         2,000        12,056
Eisai Co., Ltd.                                     2,000        49,748
FANUC, Ltd.                                         1,600        68,121
Fuji Machine MFG. Co., Ltd.                           300         3,914
Fuji Photo Film Co., Ltd.                           4,000       142,835
Fuji Soft ABC, Inc.                                   200         7,966
Fuji Television Network, Inc.                           3        12,109
Fujikura, Ltd.                                      3,000        11,262
Fujisawa Pharmaceutical Co., Ltd.                   1,000        23,043
Fujitsu, Ltd.                                      17,000       123,745
Furukawa Electric Co., Ltd. (The)                   6,000        31,863
Gunma Bank, Ltd. (The)                              4,000        18,312
Gunze, Ltd.                                         2,000         7,233
Hankyu Department Stores, Inc.                      1,000         6,012
Hirose Electric Co., Ltd.                             300        20,441
Hitachi Zosen Corp. (a)                             7,000         3,258
Hitachi, Ltd.                                      27,000       197,772
Hokuriku Bank, Ltd. (The) (a)                       5,000         5,455
Honda Motor Co., Ltd.                               6,900       275,347
House Food Corp.                                    1,000         8,202
Hoya Corp.                                          1,100        65,718
Isetan Co., Ltd.                                    2,000        20,494
Ishihara Sangyo Kaisha, Ltd. (a)                    3,000         4,212
Ishikawajima-Harima Heavy Industries Co., Ltd.      9,000        14,009
Ito-Yokado Co., Ltd.                                3,000       135,510
Itochu Corp.                                       14,000        31,619
Japan Airlines Co., Ltd.                           18,000        43,125
Japan Energy Corp.                                  8,000         8,973
Japan Tobacco, Inc.                                    11        69,243
JGC Corp.                                           2,000        14,757
Joyo Bank, Ltd. (The)                               6,000        16,618
Jusco Co., Ltd.                                     3,000        67,755
Kajima Corp.                                        7,000        19,014

See notes to financial statements.

                                                               MARKET
                                                                VALUE
                                                SHARES            $
                                                -------       ---------
Kaken Pharmaceutical Co., Ltd.                   1,000           5,448
Kamigumi Co., Ltd.                               2,000           8,210
Kanebo, Ltd. (a)                                 4,000           6,104
Kaneka Corp.                                     4,000          24,386
Kansai Electric Power Co. (The)                  7,400         105,980
Kao Corp.                                        5,000         103,960
Katokichi Co., Ltd.                                400           6,379
Kawasaki Heavy Industries, Ltd. (a)             10,000           9,156
Kawasaki Kisen Kaisha, Ltd.                      4,000           5,341
Kawasaki Steel Corp.                            22,000          22,326
Keihin Electric Express Railway Co., Ltd.        4,000          15,138
Keyence Corp.                                      100          16,626
Kikkoman Corp.                                   1,000           5,410
Kinden Corp.                                     2,000           9,354
Kinki Nippon Railway Co., Ltd.                  16,000          51,274
Kirin Brewery Co., Ltd.                          9,000          64,345
Kokuyo Co., Ltd.                                 1,000           8,393
Komatsu, Ltd.                                    7,000          25,050
Komori Corp.                                     1,000          11,285
Konami Co., Ltd.                                 1,300          38,585
Konica Corp.                                     2,000          11,766
Koyo Seiko Co., Ltd.                             1,000           3,525
Kubota Corp.                                    14,000          36,747
Kuraray Co., Ltd.                                3,000          19,159
Kurita Water Industries, Ltd.                    1,000          12,414
Kyocera Corp.                                    1,700         110,903
Kyowa EXEO Corp.                                 1,000           5,944
Kyowa Hakko Kogyo Co., Ltd                       3,000          14,238
Kyushu Electric Power Co.                        1,700          24,490
Makita Corp.                                     1,000           4,937
Marubeni Corp. (a)                              10,000           6,028
Marui Co., Ltd.                                  3,000          35,480
Matsushita Communication Industrial Co., Ltd.      400          10,835
Matsushita Electric Industrial Co., Ltd.        18,000         231,146
Matsushita ElectricWorks, Ltd.                   1,000           8,233
Meiji Milk Products Co.,Ltd.                     2,000           4,898
Meiji Seika Kaisha, Ltd.                         3,000          12,017
Meitec Corp.                                       300           7,325
Minebea Co., Ltd.                                3,000          16,161
Mitsubishi Chemical Corp.                       21,000          44,705
Mitsubishi Corp.                                12,000          77,918
Mitsubishi Electric Corp.                       20,000          77,369
Mitsubishi Estate Co., Ltd.                     10,000          73,173
Mitsubishi Gas Chemical Co., Inc.                3,000           4,189
Mitsubishi Heavy Industries, Ltd.               30,000          80,116
Mitsubishi Logistics Corp.                       1,000           7,081
Mitsubishi Materials Corp.                       8,000          10,926
Mitsubishi Paper Mills, Ltd.                     2,000           2,854
Mitsubishi Rayon Co., Ltd.                       4,000          10,468
Mitsubishi Tokyo Financial Group, Inc. (a)          41         274,988
Mitsui & Co., Ltd.                              14,000          69,327
Mitsui Engineering &
Shipbuilding Co., Ltd. (a)                       6,000           5,951
Mitsui Fudosan Co., Ltd.                         7,000          53,411
Mitsui Marine & Fire Insurance Co., Ltd.        13,000          61,003
Mitsui Mining & Smelting Co., Ltd.               4,000          13,124
Mitsukoshi, Ltd.                                 3,000           8,424
Mizuho Holdings, Inc.                               63         128,346
Mori Seiki Co., Ltd.                             1,000           5,990
Murata Manufacturing Co., Ltd.                   2,100         125,942
Namco, Ltd.                                        400           7,630
NEC Corp.                                       15,000         153,022
NGK Insulators, Ltd.                             4,000          29,635
NGK Spark Plug Co., Ltd.                         2,000          14,406
Nichirei Corp.                                   2,000           4,441
Nidec Corp.                                        400          21,059
Nikko Cordial Corp.                              5,000          22,318
Nikon Corp.                                      3,000          23,096
Nintendo Co., Ltd.                               1,000         175,111
Nippon COMSYS Corp.                              1,000           5,349
Nippon Express Co., Ltd.                        11,000          37,349
Nippon Meat Packers, Inc.                        2,000          21,212
Nippon Mitsubishi Oil Corp.                     13,000          49,596
Nippon Sheet Glass Co., Ltd.                     3,000           9,477
Nippon Shokubai Co., Ltd.                        1,000           3,586
Nippon Steel Corp.                              62,000          89,409

See notes to financial statements.

                                                                 MARKET
                                                                 VALUE
                                                    SHARES         $
                                                   -------     ---------
Nippon Telegraph and
Telephone Corp.                                         71       231,322
Nippon Unipac Holding                                   10        44,636
Nippon Yusen Kabushiki Kaisha                        9,000        27,125
Nishimatsu Construction Co., Ltd.                    2,000         5,921
Nissan Motor Co., Ltd.                              27,000       143,179
Nisshin Flour Milling Co., Ltd.                      2,000        12,056
Nisshinbo Industries, Inc.                           2,000         7,416
Nissin Food Products Co., Ltd.                         900        17,580
Nitto Denko Corp.                                    1,200        27,743
Nomura Securities Co., Ltd.                         17,000       217,915
Noritake Co., Ltd.                                   1,000         3,800
NSK, Ltd.                                            4,000        13,795
NTN Corp.                                            3,000         4,853
NTT Data Corp.                                           6        21,334
NTT DoCoMo, Inc.                                        18       211,506
Obayashi Corp.                                       5,000        14,192
Oji Paper Co., Ltd                                  10,000        39,753
Okumura Corp.                                        2,000         4,914
Olympus Optical Co., Ltd.                            2,000        28,765
Omron Corp.                                          2,000        26,705
Onward Kashiyama Co., Ltd.                           1,000         9,599
Oriental Land Co., Ltd.                                700        48,123
Orix Corp.                                             800        71,662
Osaka Gas Co., Ltd                                  22,000        52,541
Pioneer Corp.                                        1,800        39,280
Promise Co., Ltd.                                    1,100        59,507
Ricoh Co., Ltd.                                      3,000        55,852
Rohm Co., Ltd.                                       1,000       129,788
Sanden Corp.                                         1,000         2,938
Sankyo Co., Ltd.                                     4,000        68,518
Sanrio Co., Ltd.                                       500         3,949
Sanyo Electric Co., Ltd                             17,000        80,291
Sapporo Breweries, Ltd.                              2,000         5,539
Secom Co., Ltd.                                      2,000       100,412
Sega Corp. (a)                                       1,100        21,948
Seino Transportation Co., Ltd.                       1,000         4,059
Seiyu, Ltd. (The) (a)                                2,000         4,166
Sekisui Chemical Co.,Ltd.                            4,000        10,530
Sekisui House, Ltd.                                  7,000        50,740
Seven-Eleven Japan Co.,Ltd.                          1,000        36,472
Sharp Corp.                                         10,000       116,969
Shimachu Co., Ltd.                                     400         5,494
Shimamura Co., Ltd.                                    400        23,501
Shimano, Inc.                                          900        10,232
Shimizu Corp.                                        8,000        27,102
Shin-Etsu Chem Co., Ltd.                             3,700       132,970
Shionogi & Co., Ltd.                                 3,000        51,274
Shiseido Co., Ltd.                                   3,000        27,720
Shizuoka Bank, Ltd. (The)                            7,000        52,983
Showa Denko K.K. (a)                                 7,000         7,477
Showa Shell Sekiyu K.K.                              3,000        15,932
Skylark Co., Ltd.                                    1,000        16,786
SMC Corp.                                              500        50,893
Snow Brand Milk Products Co., Ltd. (a)               2,000         3,311
Softbank Corp.                                       2,200        35,587
Sony Corp.                                           7,900       361,064
Sumitomo Bank, Ltd. (The)                           40,000       169,388
Sumitomo Chemical Co., Ltd.                         15,000        50,931
Sumitomo Corp.                                      10,000        45,857
Sumitomo Electric Industries, Ltd.                   7,000        48,871
Sumitomo Forestry Co., Ltd.                          1,000         5,249
Sumitomo Heavy Industries, Ltd. (a)                  4,000         2,136
Sumitomo Metal Industries, Ltd. (a)                 25,000         8,012
Sumitomo Metal Mining Co., Ltd.                      4,000        13,337
Sumitomo Osaka Cement Co., Ltd.                      3,000         4,372
Sumitomo Trust & Banking Co, Ltd.                    3,000        12,178
Taiheiyo Cement Corp.                                7,000        10,629
Taisei Corp.                                         7,000        15,169
Taisho Pharmaceutical Co., Ltd.                      3,000        47,154
Taiyo Yuden Co., Ltd.                                1,000        15,146
Takara Shuzo Co., Ltd.                               2,000        16,817
Takashimaya Co., Ltd.                                2,000        11,796
Takeda Chemical Industries, Ltd.                     7,000       316,725
Takefuji Corp.                                         900        65,100
Takuma Co., Ltd.                                     1,000         6,844
TDK Corp.                                              500        23,577
Teijin, Ltd.                                         9,000        34,541
Teikoku Oil Co., Ltd.                                2,000         7,310
Terumo Corp.                                         1,500        19,434
TIS, Inc.                                              400         9,553

See notes to financial statements.

                                                                  MARKET
                                                                  VALUE
                                                  SHARES           $
                                                  -------       ---------
Tobu Railway Co., Ltd.                              6,000         15,794
Toda Corp.                                          2,000          5,494
Toho Co., Ltd.                                        200         21,639
Tohoku Elecric Power Co., Inc.                      4,600         63,107
Tokio Marine & Fire Insurance Co., Ltd.            12,000         87,716
Tokyo Broadcasting System, Inc.                     1,000         15,184
Tokyo Electric Power Co., Inc. (The)               11,700        249,069
Tokyo Electron, Ltd.                                1,600         78,498
Tokyo Gas Co., Ltd.                                25,000         66,954
Tokyo Style Co., Ltd.                               1,000          8,576
Tokyu Corp.                                        11,000         33,153
Toppan Printing Co., Ltd.                           7,000         64,573
Toray Industries, Inc.                             10,000         24,187
Toshiba Corp.                                      28,000         96,139
Tosoh Corp.                                         4,000          7,783
Tostem Corp.                                        2,000         27,056
Toto, Ltd.                                          3,000         14,306
Toyo Seikan Kaisha, Ltd.                            2,000         25,546
Toyobo Co., Ltd.                                    5,000          6,257
Toyota Motor Corp.                                 26,100        661,163
Trans Cosmos, Inc.                                    200          5,204
Ube Industries, Ltd.                                6,000          5,906
UFJ Holdings, Inc. (a)                                 10         22,051
Uni-Charm Corp.                                       500         10,453
UNY Co., Ltd.                                       1,000         10,163
Wacoal Corp.                                        1,000          7,966
West Japan Railway Co.                                  4         17,885
World Co., Ltd.                                       400         12,056
Yakult Honsha Co., Ltd.                             1,000          7,477
Yamaha Corp.                                        2,000         14,802
Yamanouchi Pharmaceutical Co., Ltd.                 3,000         79,200
Yamato Transport Co., Ltd.                          4,000         75,385
Yamazaki Baking Co., Ltd.                           2,000         10,972
Yasuda Fire & Marine Insurance Co., Ltd.            3,000         17,168
Yokogawa Electric Corp.                             2,000         15,947
                                                              ----------
                                                              11,763,180
                                                              ----------

NETHERLANDS - 5.9%
ABN AMRO Holding NV                                 13,653       219,906
Aegon NV                                            10,604       287,021
Akzo Nobel NV                                        2,665       118,998
ASM Lithography Holding NV (a)                       4,184        72,718
Buhrmann NV                                            940        10,320
Elsevier NV                                          6,566        77,637
Getronics NV                                         2,511         8,138
Hagemeyer NV                                           796        14,883
Heineken NV                                          2,635        99,921
IHC Caland NV                                          209         9,770
ING Groep NV                                        17,446       444,877
KLM Royal Dutch Airlines                               458         5,277
Koniklijke (Royal) Philips Electronics NV           12,265       364,523
Koninklijke (Royal) KPN NV (a)                      14,012        71,237
Koninklijke Ahold NV                                 7,230       210,374
Koninklijke Numico NV                                  645        15,035
Oce NV                                                 644         6,462
Qiagen NV                                            1,308        24,457
Royal Dutch Petroleum Co.                           19,794     1,002,805
Royal Vendex KBB NV                                    684         7,783
TNT Post Group NV                                    3,651        78,993
Unilever NV                                          5,327       312,327
Vedior NV                                              794         9,523
VNU NV                                                 959        29,467
Wolters Kluwer NV                                    2,535        57,781
                                                              ----------
                                                               3,560,233
                                                              ----------

NEW ZEALAND - 0.1%
Auckland International Airport, Ltd.                 3,386         5,104
Carter Holt Harvey, Ltd.                            13,145         9,305
Contact Energy, Ltd.                                 4,649         7,705
Fisher & Paykel Appliances Holdings,
Ltd., Series H (a)                                     636         2,675
Fisher & Paykel Industries, Ltd.                       806         5,739
Fletcher Building, Ltd.                              3,472         4,250
Fletcher Challenge Forests (a)                       8,380           768
Independent Newspapers, Ltd.                           651           989
Sky City Entertainment Group, Ltd.                   1,033         2,710

See notes to financial statements.

                                                                 MARKET
                                                                 VALUE
                                                     SHARES         $
                                                    -------     ---------
Telecom Corp. of New Zealand, Ltd.                   17,005        35,404
Tower, Ltd.                                             631         1,295
Warehouse Group, Ltd. (The)                           2,607         7,165
                                                                ---------
                                                                   83,109
                                                                ---------

NORWAY - 0.5%
Bergesen d.y. ASA, Series A                             300         5,318
Bergesen d.y. ASA , Series B                            200         3,166
Den Norsske Bank                                      5,205        23,445
Elkem ASA                                               400         6,689
Frontline, Ltd.                                         591         6,128
Gjensidige NOR Sparebank                                196         5,944
Kvaerner ASA (a)                                        900           868
Merkantildata ASA (a)                                 1,600         1,891
Nera ASA                                              1,093         2,364
Norsk Hydro ASA                                       1,800        75,457
Norske Skogindustrier ASA                               844        15,856
Opticom ASA (a)                                          88         3,610
Orkla ASA                                             1,800        30,504
Petroleum Geo-Services ASA (a)                          800         6,199
Schibsted ASA                                           500         4,822
Smedvig ASA, Series A                                   400         3,256
Smedvig ASA, Series B                                   200         1,371
Statoil ASA (a)                                       3,693        25,322
Storebrand ASA                                        2,200        12,755
Tandberg ASA (a)                                        492        10,971
Telenor ASA                                           4,556        19,607
Tomra Systems ASA                                     1,501        14,392
                                                                ---------
                                                                  279,935
                                                                ---------
PORTUGAL - 0.5%
Banco Comercial Portugues SA                         18,238        73,885
Banco Espirto Santo SA                                1,378        17,754
BPI - SGPS SA                                         4,870         9,800
Brisa-Auto Estrada de Portugal SA                     4,134        17,521
CIMPOR-Cimentos de Portugal, SGPS SA                    864        15,155
Electridade de Portugal SA                           22,120        48,056
Jeronimo Martins SGPS SA (a)                            723         5,955
Portugal Telecom SGPS SA                             10,411        81,109
PT Multimedia-Servicos de Telecomunicacoes e
Multimedia SA (a)                                       281         1,951
Sonae, S.G.P.S. SA                                   15,088        10,881
                                                                ---------
                                                                  282,067
                                                                ---------

SINGAPORE - 0.9%
Allgreen Properties, Ltd.                             2,000         1,116
Capitaland, Ltd.                                     14,000        14,178
Chartered Semiconductor Manufacturing, Ltd. (a)       8,000        21,229
City Developments, Ltd.                               6,000        19,659
Creative Technology, Ltd.                             1,000         8,015
Cycle & Carriage, Ltd.                                2,013         3,358
Datacraft Asia, Ltd.                                  1,000         2,180
DBS Group Holdings, Ltd.                             11,000        82,209
First Capital Corp., Ltd.                             4,000         2,361
Fraser & Neave, Ltd.                                  2,000         8,232
Haw Par Corp., Ltd.                                   1,000         2,199
Hotel Properties, Ltd.                                4,000         2,773
Keppel Corp., Ltd.                                    8,000        12,304
Keppel Land, Ltd.                                     1,000           931
Neptune Orient Lines, Ltd. (a)                        9,000         4,728
Oversea-Chinese Banking Corp., Ltd.                  10,000        59,572
Overseas Union Enterprise, Ltd.                       1,000         3,466
Parkway Holdings, Ltd.                                6,000         3,119
SembCorp Industries, Ltd.                            11,000         9,532
SembCorp Logistics, Ltd.                              1,000           975
Sembcorp Marine, Ltd.                                 2,000           894
Singapore Airlines, Ltd.                              8,000        47,658
Singapore Exchange, Ltd.                              3,000         2,015
Singapore Press Holdings, Ltd.                        3,000        35,418
Singapore Technologies Engineering, Ltd.             20,000        25,454
Singapore Telecommunications, Ltd.                   57,000        54,330
SMRT Corp, Ltd.                                       2,000           774
ST Assembly Test Services, Ltd. (a)                   1,000         1,186
United Overseas Bank, Ltd.                           11,000        75,656
United Overseas Land, Ltd.                            4,000         3,661

See notes to financial statements.

                                                                 MARKET
                                                                 VALUE
                                                     SHARES         $
                                                    -------     ---------
Venture Manufacturing
(Singapore), Ltd.                                     2,000        14,406
Wing Tai Holdings, Ltd.                               5,000         2,220
                                                                ---------
                                                                  525,808
                                                                ---------
SPAIN - 3.0%
Acerinox SA                                             453        15,145
ACS SA                                                  438        10,685
Altadis SA, Series A                                  2,576        43,808
Amadeus Global Travel Distribution SA, Series A         919         5,302
Autopistas, Concesionaria Espanola SA                 1,597        15,911
Azucarera Ebro Agricolas SA                             942         9,142
Banco Bilbao Vizcaya Argentaria SA                   26,646       329,775
Banco Santander Central Hispano SA                   36,004       301,655
Corporacion Mapfre, Compania Internacional de
Reaseguros SA                                         1,066         6,179
Empresa Nacional de Electricidad SA                   8,269       129,359
Fomento de Construcciones y Contratas SA                657        13,601
Gas Natural SDG SA                                    2,398        39,927
Grupo Dragados SA                                     1,260        16,862
Iberdrola SA                                          7,025        91,446
Industria de Diseno Textil, SA (a)                    1,795        34,218
Metrovacesa SA                                          446         6,155
NH Hoteles SA                                           411         4,088
Promotora de Informaciones SA                           328         3,066
Puleva Biotech SA (a)                                    98           260
Repsol YPF SA                                         9,034       131,754
Sociedad General de Aguas de Barcelona                  793         9,885
Sociedad General de Aguas de Barcelona SA Ord (a)        12           147
Sol Melia SA                                          1,026         7,801
Telefonica Publicidad e Informacion SA                  677         2,682
Telefonica SA (a)                                    36,892       493,699
TelePizza SA (a)                                      2,099         3,252
Terra Networks SA (a)                                 1,507        12,344
Union Electrica Fenosa SA                             2,384        38,590
Vallehermoso SA                                         950         5,913
Zeltia SA                                             1,368        10,646
                                                                ---------
                                                                1,793,297
                                                                ---------

SWEDEN - 2.1%
Assa Abloy AB, Series B                               2,400        34,548
Atlas Copco AB, Series A                              1,000        22,355
Atlas Copco AB, Series B                                500        10,511
Drott AB, Series B                                      800         8,237
Electrolux AB                                         2,900        43,266
Gambro AB, Series A                                   1,600         9,991
Gambro AB, Series B                                     800         5,033
Hennes & Mauritz AB (H&M), Series B                   5,175       107,055
Hoganas AB, Series B                                    107         1,668
Holmen AB, Series B                                     200         4,547
Modern Times Group MTG AB (a)                           475        10,460
NetCom AB, Series B (a)                                 900        32,432
Nobel Biocare AB                                         89         3,712
Nordea AB                                            21,000       111,109
OM Gruppen AB                                           500         6,578
Sandvik AB                                            2,000        42,804
Sapa AB                                                 300         4,118
SAS AB (a)                                              530         3,436
Securitas AB, Series B                                2,600        49,325
Skandia Forsakrings AB                                7,400        53,615
Skandinaviska Enskilda Banken (SEB), Series A         5,000        45,521
Skanska Ab                                            3,300        21,550
SKF AB, Series A                                        400         7,131
SKF AB, Series B                                        600        11,783
SSAB Svenskt Stal AB, Series A                          400         3,908
SSAB Svenskt Stal AB, Series B                          200         1,802
Svenska Cellulosa AB (SCA), Series B                  1,600        43,776
Svenska Handelsbanken AB, Series A                    4,700        69,001
Svenska Handelsbanken AB, Series B                      500         6,959
Swedish Match AB                                      3,000        15,873
Telefonaktiebolaget LM Ericsson AB, Series B         63,100       342,879

See notes to financial statements.

                                                                 MARKET
                                                                 VALUE
                                                     SHARES         $
                                                    -------     ---------
Telia AB                                              9,400        41,849
Trelleborg AB, Series B                                 800         6,139
Volvo AB, Series A                                    1,000        16,159
Volvo AB, Series B                                    2,100        35,234
WM-Data AB, Series B                                  2,500         6,268
                                                                ---------
                                                                1,240,632
                                                                ---------

SWITZERLAND - 7.5%
ABB, Ltd.                                            10,800       104,077
Adecco SA                                             1,215        66,044
Ascom Holding AG                                        186         3,277
Charles Voegele Holding AG                               90         3,456
Ciba Specialty Chemicals AG                             300        18,747
Clariant AG                                             625        11,764
Compagnie Financiere Richemont AG (a)                 1,891        35,137
Credit Suisse Group (a)                              10,645       453,934
Forbo Holding AG                                         10         3,042
Georg Fischer AG                                         30         5,683
Givaudan AG                                              64        19,505
Holcim, Ltd.                                            260        56,062
Kudelski SA (a)                                         342        19,981
Kuoni Reisen Holding AG, Series B                        30         7,968
Logitech International SA (a)                           306        11,196
Lonza AG                                                 40        26,140
Nestle SA                                             3,619       771,623
Novartis AG                                          26,875       971,210
Phonak Holding AG (a)                                   172         3,937
PubliGoupe SA                                            25         5,044
Roche Holding AG                                      1,130        92,562
Roche Holding AG, Bearer                              6,356       453,644
Schindler Holding AG, Registered                          5         7,167
Schindler Holding AG, Participating Certificates         10        14,395
Serono SA                                                32        27,927
SGS Societe Generale de Surveillance Holding SA          60         9,631
Sulzer AG                                                30         4,608
Sulzer Medica AG                                         60         2,530
Swatch Group AG (a), Registered                         310        27,867
Swatch Group AG (a), Series B                         1,000        19,816
Swiss Re                                              2,736       275,198
Swisscom AG                                             470       130,217
Syngenta AG (a)                                       1,024        53,041
Synthes-Stratec, Inc.                                    20        13,925
Tecan Group AG                                           59         3,909
Unaxis Holding AG                                        83         8,948
USB AG (a)                                           12,389       625,308
Valora Holding AG                                        40         5,818
Zurich Financial Services AG                            760       178,293
                                                                ---------
                                                                4,552,631
                                                                ---------

UNITED KINGDOM - 23.6%
3i Group PLC                                          5,402        67,575
Aegis Group PLC                                       6,893         9,330
Airtours PLC                                          3,353        12,200
AMEC PLC                                              1,507         8,663
Amey PLC                                              1,576         8,529
Amvescap PLC                                          6,531        94,197
ARM Holdings PLC (a)                                  8,995        46,998
Associates British Ports Holdings PLC                 1,878        11,480
AstraZeneca Group PLC                                14,869       670,418
AWG PLC (a)                                           1,859        14,610
BAA PLC                                               8,958        71,771
BAE Systems PLC                                      19,954        89,882
Balfour Beatty PLC                                    3,155         7,944
Barclays PLC                                         14,173       469,273
Barratt Developments PLC                              1,755        10,938
Bass PLC                                              7,346        72,701
BBA Group PLC                                         3,075        12,665
Berkeley Group PLC (The)                                868         8,969
BG Group PLC                                         28,797       117,351
BHP Billiton PLC                                     10,394        52,795
BOC Group PLC                                         4,394        67,787
Boots Co. PLC                                         7,600        64,652
BP Amoco PLC                                        191,833     1,490,895
BPB PLC                                               2,642        11,536
Brambles Industries PLC (a)                           6,759        33,446
British Airways PLC                                   7,090        20,122
British America Tobacco PLC                          16,938       143,595


See notes to financial statements.

                                                                 MARKET
                                                                 VALUE
                                                     SHARES         $
                                                    -------     ---------
British Land Co. PLC (The)                            3,536        24,033
British Sky Broadcasting PLC (a)                     12,212       134,367
BT Group PLC (a)                                     73,372       270,168
BTG PLC (a)                                             686         7,508
Bunzl PLC                                             3,021        19,346
Cable & Wireless PLC                                 12,381        59,554
Cadbury Schweppes PLC                                16,846       107,387
Canary Wharf Group PLC (a)                            6,014        39,016
Capita Group PLC                                      5,969        42,589
Caradon PLC                                           3,505         6,476
Carlton Communications PLC                            4,215        14,907
Celltech Group PLC (a)                                2,568        32,665
Centrica PLC                                         33,051       106,787
CGNU PLC                                             19,285       237,170
Chubb PLC                                             5,654        14,154
Close Brothers Group PLC                                797         9,338
CMG PLC                                               4,112        14,543
Compass Group PLC                                    19,303       144,682
Corus Group PLC                                      21,297        22,317
Daily Mail & General Trust                            1,563        14,741
De La Rue PLC                                         1,263         8,330
Diageo PLC                                           28,931       330,534
Dixons Group PLC                                     17,630        60,298
Electrocomponents PLC                                 2,962        23,106
EMI Group PLC                                         7,263        37,737
Exel PLC                                              2,028        23,170
FirstGroup PLC                                        2,487        10,642
FKI PLC                                               3,925        10,568
George Wimpey PLC                                     2,782         8,867
GKN PLC                                               4,927        19,003
GlaxoSmithKline PLC                                  53,335     1,337,458
Granada Compass PLC                                  25,288        52,814
Great Portland Estates PLC                            1,607         5,730
Great Universal Stores PLC (The)                      8,523        80,008
Hammerson PLC                                         1,919        12,387
Hanson PLC                                            6,762        46,648
Hays PLC                                             15,723        47,597
HBOS PLC                                             30,333       351,407
Hilton Group PLC                                     14,332        44,012
HSBC Holdings PLC                                    80,015       938,618
IMI PLC                                               2,302         9,012
Imperial Chemical Industries PLC                      6,712        37,023
Imperial Tobacco Group PLC                            2,433        32,081
International Power PLC (a)                          10,302        30,362
Invensys PLC                                         31,348        54,406
J Sainsbury PLC                                      14,398        76,695
Johnson Matthey PLC                                   1,513        21,007
Kelda Group PLC                                       2,219        11,465
Kidde PLC                                             5,519         5,382
Kingfisher PLC                                       11,512        67,186
Land Securities PLC                                   4,510        51,428
Lattice Group PLC                                    29,955        68,011
Legal & General Group PLC                            42,720        98,858
Lloyds TSB Group PLC                                 47,234       512,833
Logica PLC                                            4,198        39,103
Man Group PLC                                         1,180        20,471
Marconi PLC                                          18,973        11,529
Marks & Spencer PLC                                  23,485       123,390
Misys PLC                                             3,938        18,627
National Grid Group PLC                              12,365        77,023
Next PLC                                              1,625        21,167
Nycomed Amersham PLC                                  5,810        56,189
P & O Princess Cruises PLC                            6,419        37,369
Pace Micro Technology PLC                             1,479         7,534
Pearson PLC                                           6,734        77,523
Peninsular & Oriental Sream Navigation Co.            4,636        16,042
Pilkington PLC                                        8,583        13,991
Provident Financial PLC                               1,694        15,902
Prudential PLC                                       17,089       197,976
Railtrack Group PLC                                   2,517        10,257
Rank Group PLC                                        3,626        12,138
Reckitt Benckiser PLC                                 2,614        38,044
Reed International PLC                               10,498        87,089
Rentokil Initial PLC                                 16,786        67,428
Reuters Group PLC                                    11,786       116,643
Rexam PLC                                             2,644        14,421
Rio Tinto PLC                                         9,231       176,802
RMC Group PLC                                         1,803        16,243
Rolls-Royce PLC                                       3,896         9,441
Royal & Sun Alliance Insurance Group PLC              6,573        37,763


See notes to financial statements.

                                                                 MARKET
                                                                 VALUE
                                                     SHARES        $
                                                    -------   -----------
Royal Bank of Scotland Group PLC                    23,012        559,981
Safeway PLC                                          5,037         23,459
Sage Group PLC (The)                                11,651         38,746
Schroders PLC                                        2,042         25,113
Scottish & Newcastle PLC                             3,121         23,847
Scottish & Southern Energy PLC                       3,935         34,935
ScottishPower PLC                                   15,329         84,777
Serco Group PLC                                      2,136         11,191
Severn Trent PLC                                     1,725         18,051
Shell Transport & Trading Co. PLC                   41,618        285,894
Signet Group PLC                                     9,576         13,310
Slough Estates PLC                                   2,824         13,625
Smith & Nephew PLC                                   8,204         49,551
Smiths Group PLC                                     4,997         49,236
Spirent PLC                                          4,603         10,585
SSL International PLC                                1,259          9,940
Stagecoach Holdings PLC                              8,796          9,473
Tate & Lyle PLC                                      3,287         16,504
Taylor Woodrow PLC                                   2,879          7,123
Telewest Communications PLC (a)                     10,030          9,051
Tesco PLC                                           59,673        216,252
Unilever PLC                                        24,968        204,949
United Business Media PLC                            1,768         12,351
United Utilities PLC                                 4,937         44,226
Vodafone Group PLC                                 582,023      1,522,620
Whitbread PLC                                        1,598         12,768
Wolseley PLC                                         5,323         44,546
WPP Group PLC                                        9,444        104,460
                                                              -----------
                                                               14,313,422
                                                              -----------

TOTAL COMMON STOCKS
(Cost $66,642,101)                                             57,261,111
                                                              -----------

PREFERRED STOCKS - 0.3%
AUSTRALIA - 0.2%
News Corp., Ltd. (The)                             13,671          91,324
                                                              -----------

GERMANY - 0.1%
Boss Hugo AG                                          484          10,317
Porsche AG                                             32          12,163
Volkswagen AG                                       1,000          31,029
                                                              -----------
                                                                   53,509
                                                              -----------

NEW ZEALAND - 0.0%
Fletcher Challenge Forests, Ltd. (a)               16,862           1,545
                                                              -----------
TOTAL PREFERRED STOCKS
(Cost $154,380)                                                   146,378
                                                              -----------

RIGHTS - 0.0%
NORWAY - 0.0%
Kvaerner ASA (a)
Expiration date 01/22/2002                          1,582             115
                                                              -----------
(Cost of Rights $1,505)

SHORT TERM INVESTMENTS - 8.6%
AIM Short Term Investment
Prime Portfolio                                   972,465         972,465
AIM Treasury Fund                                 293,774         293,774
State Street Navigator Securities
Lending Prime Portfolio (b)                     2,979,085       2,979,085
Money Market Obligations Trust                    988,178         988,178
                                                              -----------
TOTAL SHORT TERM INVESTMENTS
(Cost $5,223,502)                                               5,233,502
                                                              -----------
TOTAL INVESTMENTS - 103.4%
(Cost $72,031,488)                                             62,641,106

OTHER ASSETS AND LIABILITIES
(NET) - (3.4%)                                                 (2,070,468)
                                                              -----------
NET ASSET - 100%                                              $60,570,638
                                                              ===========

(a)    Non-income producing security.
(b) Security represents investment made with cash collateral from securities loaned.

ABBREVIATIONS
NPV - No Par Value
NV - Non-voting

See notes to financial statements.

                                         NUMBER        UNREALIZED
                                           OF         APPRECIATION
                                        CONTRACTS    (DEPRECIATION)
                                        ---------    --------------
SCHEDULE OF FUTURES CONTRACTS
SPI 200 Index Futures
Expiration date 03/2002                     14           $15,651

DAX Index Futures
Expiration date 03/2002                      2             4,696

CAC 40 Euro Futures
Expiration date 03/2002                      6             7,506

Hang Seng Index Futures
Expiration date 01/2002                      3            (2,731)

Nikkei 300 Stock Exchange
Expiration date 03/2002                      8             8,012

Financial Times Stock Exchange
100 Index Futures
Expiration date 03/2002                     17            17,854

IBEX 35 Index Futures
Expiration date 03/2002                      3            (2,181)

MIB 30 Index Futures
Expiration date 03/2002                      2           $ 9,892

OMX Index
Expiration date 01/2002                     27             7,078
                                                         -------

Total unrealized appreciation on
open futures contracts purchased                         $65,777
                                                         =======

TOP TEN INDUSTRY CONCENTRATION AS A PERCENTAGE OF NET ASSETS:
Drugs & Healthcare                               10.1%
Finance                                           9.3%
Telecommunications                                8.3%
Banks                                             8.2%
Oil & Gas                                         7.6%
Food & Beverage                                   5.5%
Electronics                                       5.1%
Utilities                                         4.8%
Insurance                                         4.4%
Retail Trade                                      3.1%

See notes to financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                       December 31, 2001

ASSETS
Investments at market (identified cost $72,031,488)                                                           $62,641,106
Cash                                                                                                              495,469
Foreign currency at market (cost $427,613)                                                                        420,868
Receivables:
Investments sold                                                                            $     6,411
Dividends and interest                                                                           34,391
                                                                                            -----------       -----------
Total assets                                                                                                   63,598,245

LIABILITIES
Unrealized depreciation on forward currency exchange contracts                                   27,465
Payables:
Daily variation margin on futures contracts                                                      15,381
Management fees (Note 4)                                                                          5,676
Due upon return of securities loaned                                                          2,979,085
                                                                                            -----------
Total liabilities                                                                                               3,027,607
                                                                                                              -----------
NET ASSETS                                                                                                    $60,570,638
                                                                                                              ===========

COMPOSITION OF NET ASSETS
Paid-in capital                                                                                               $69,929,091
Net unrealized depreciation on investments, foreign
currency, forward currency
exchange rate and futures contracts                                                                            (9,358,453)
                                                                                                              -----------
NET ASSETS                                                                                                    $60,570,638
                                                                                                              ===========

See notes to financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF OPERATIONS                 For the Period Ended December 31, 2001

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $195,542)                                                       $     860,797
Interest                                                                                                          152,507
                                                                                                            -------------
Total Investment Income                                                                                         1,013,304

EXPENSES
Management fees (Note 4)                                                                  $      92,183
                                                                                          -------------
Total Expenses                                                                                                     92,183
                                                                                                            -------------
NET INVESTMENT INCOME                                                                                             921,121
                                                                                                            -------------

REALIZED AND UNREALIZED LOSS
Net realized loss on:
Investments and foreign currency transactions                                                (3,822,645)
Futures contracts                                                                              (770,561)
                                                                                          -------------
                                                                                                               (4,593,206)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency transactions                                               (11,857,648)
Futures contracts                                                                               108,674
                                                                                          -------------
                                                                                                              (11,748,974)
                                                                                                            -------------
Net realized and unrealized loss                                                                              (16,342,180)
                                                                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $ (15,421,059)
                                                                                                            =============

See notes to financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          FOR THE YEAR       FOR THE PERIOD
                                                                                             ENDED               ENDED
                                                                                       DECEMBER 31, 2001    DECEMBER 31, 2000*
                                                                                       -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income                                                                  $       921,121      $      91,845
Net realized loss                                                                           (4,593,206)          (336,836)
Net change in unrealized appreciation (deprecation)                                        (11,748,974)           936,550
                                                                                       ---------------      -------------
Net increase (decrease) in net assets resulting from operations                            (15,421,059)           691,559
                                                                                       ---------------      -------------
CAPITAL TRANSACTIONS
Proceeds from contributions                                                                 61,073,820         97,123,134
Fair value of withdrawals                                                                  (72,701,931)       (10,194,885)
                                                                                       ---------------      -------------

Net increase (decrease) in net assets from capital transactions                            (11,628,111)        86,928,249
                                                                                       ---------------      -------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                                (27,049,170)        87,619,808

NET ASSETS
Beginning of period                                                                         87,619,808                 --
                                                                                       ---------------      -------------
End of period                                                                          $    60,570,638      $  87,619,808
                                                                                       ===============      =============

--------
 * The Portfolio commenced operations on November 13, 2000.

See notes to financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

                                                                   FOR THE YEAR       FOR THE PERIOD
                                                                      ENDED               ENDED
                                                                DECEMBER 31, 2001    DECEMBER 31, 2000*
                                                                -----------------    ------------------

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                                $ 60,571           $87,620
Ratios to average net assets:
Operating Expenses                                                          0.15%             0.15%**
Net investment income                                                       1.49%             0.81%**
Portfolio turnover rate                                                       31%                8%
Total return(a)                                                          (21.88)%             0.80%***

--------

*   The Portfolio commenced operations on November 13, 2000.
**  Annualized
*** Not Annualized
(a) Results represent past performance and are not indicative of future results.

See notes to financial statements.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 2001
1. ORGANIZATION

   State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises five investment portfolios: The State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, and the State Street Aggregate Bond Index Portfolio. Information presented in these financial statements pertains only to the State Street MSCI(R) EAFE(R) Index Portfolio (the "Portfolio"). At December 31, 2001, only the State Street MSCI(R) EAFE(R) Index Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

   SECURITY VALUATION: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security.

   The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each investor's average net assets.

   FEDERAL INCOME TAXES: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's interest holders in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

   FUTURES: The Portfolio may enter into financial futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio is required to segregate securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

   The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2001, the following forward foreign currency exchange contracts were open:

                                                                                                      UNREALIZED
                                 TRADE     SETTLEMENT    LOCAL CURRENCY  AGGREGATE FACE    TOTAL     APPRECIATION
   CURRENCY                       DATE        DATE            AMOUNT          AMOUNT       VALUE    (DEPRECIATION)
   ----------------------------------------------------------------------------------------------------------------
   Australian Dollar (Buy)      11/14/01    02/20/02       1,108,000        $574,653     $565,222       $(9,431)
   Euro (Buy)                   11/14/01    02/20/02         661,000         581,825      587,188         5,363
   Euro (Buy)                   12/20/01    02/20/02         441,000         388,653      391,755         3,102
   Euro (Buy)                   12/17/01    02/20/02         492,000         443,120      437,060        (6,060)
   Euro (Sell)                  11/28/01    02/20/02         300,000         265,380      266,500        (1,120)
   Euro (Sell)                  12/07/01    02/20/02         250,000         221,600      222,083          (483)
   Euro (Sell)                  12/21/01    02/20/02         233,000         206,205      206,982          (777)
   British Pounds (Buy)         11/14/01    02/20/02         623,000         894,254      902,979         8,725
   British Pounds (Buy)         12/17/01    02/20/02         154,000         223,947      223,208          (739)
   British Pounds (Sell)        12/07/01    02/20/02         100,000         142,570      144,940        (2,370)

                                                                                                      UNREALIZED
                                 TRADE     SETTLEMENT    LOCAL CURRENCY  AGGREGATE FACE    TOTAL     APPRECIATION
   CURRENCY                       DATE        DATE            AMOUNT          AMOUNT       VALUE    (DEPRECIATION)
   ----------------------------------------------------------------------------------------------------------------

   Hong Kong Dollar (Buy)       11/14/01    02/20/02         896,000         114,908      114,880      $    (28)
   Japanese Yen (Buy)           11/14/01    02/26/02      23,606,000         195,381      180,649       (14,732)
   Japanese Yen (Buy)           11/20/01    02/20/02      39,031,000         320,005      298,692       (21,313)
   Japanese Yen (Buy)           12/19/01    02/20/02      25,520,000         200,636      195,296        (5,340)
   Japanese Yen (Sell)          11/28/01    02/20/02      30,000,000         244,997      229,580        15,417
   Swedish Krona (Buy)          11/14/01    02/20/02       2,084,000         196,483      198,804         2,321
                                                                                                       --------
                                                                                                       $(27,465)
                                                                                                       ========


   SECURITIES LENDING: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government Securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows:
   75% to the Portfolio and 25% to State Street.

   The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2001, the value of the securities loaned amounted to $2,831,097. The loans were collateralized with cash of $2,979,085, which the Portfolio invested in the State Street Navigator Securities Lending Prime Portfolio.

3. SECURITIES TRANSACTIONS

   For the period ended December 31, 2001, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $18,274,935 and $29,395,850 respectively. The aggregate gross unrealized appreciation and depreciation were $2,740,171 and $12,130,553, respectively as of December 31, 2001.

4. RELATED PARTY FEES AND TRANSACTIONS

   The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA, directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal and audit expenses), SSgA receives a management fee, calculated daily, at the annual rate of 0.15% of the Portfolio's average daily net assets.

                       STATE STREET MASTER FUNDS (UNAUDITED)

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN           OTHER
                               POSITION(S)      TERM OF OFFICE                                  FUND COMPLEX        DIRECTORSHIPS
                                HELD WITH       AND LENGTH OF      PRINCIPAL OCCUPATION          OVERSEEN BY           HELD BY
NAME, ADDRESS, AND AGE            FUND           TIME SERVED      DURING PAST FIVE YEARS           TRUSTEE             TRUSTEE
----------------------         ----------       --------------    ----------------------        -------------       -------------
NON-INTERESTED TRUSTEES

Michael F. Holland             Trustee and      Term: Indefinite  Holland & Company             10                  Director of the
Age: 57                        Chairman of      Elected: 9/99     L.L.C., Chairman, 1995 to                         Holland Series
P.O. Box 5049                  the Board                          present.                                          Fund, Inc. and
Boston, MA 02206                                                                                                    the China Fund,
                                                                                                                    Inc.

William L. Boyan               Trustee          Term: Indefinite  Trustee of Old Mutual         10                  Trustee of Old
Age: 65                                         Elected: 9/99     South Africa Equity Trust                         Mutual South
P.O. Box 5049                                                     since 1983; Chairman of                           Africa Equity
Boston, MA 02206                                                  the Board of Trustees of                          Trust
                                                                  Children's Hospital and
                                                                  Children's Medical Center
                                                                  since 1984; Director of
                                                                  John Hancock Mutual
                                                                  Life Insurance Company,
                                                                  1983 to 1998; and
                                                                  President and Chief
                                                                  Operations Officer of
                                                                  John Hancock Mutual
                                                                  Life Insurance Company,
                                                                  1992 to 1998. Mr. Boyan
                                                                  retired in 1999.

Rina K. Spence                 Trustee          Term: Indefinite  President of SpenceCare       10                  Director of
Age: 53                                         Elected: 7/99     International LLC since                           Berkshire Life
P.O. Box 5049                                                     1998; Chief Executive                             Insurance
Boston, MA 02206                                                  Officer of Consensus                              Company of
                                                                  Pharmaceutical, Inc.,                             America
                                                                  1998 to 1999; and
                                                                  Founder, President and
                                                                  Chief Executive Officer
                                                                  of Spence Center for
                                                                  Women's Health, 1994 to
                                                                  1998.

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN           OTHER
                               POSITION(S)     TERM OF OFFICE                                   FUND COMPLEX        DIRECTORSHIPS
                                HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION          OVERSEEN BY           HELD BY
NAME, ADDRESS, AND AGE            FUND          TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             TRUSTEE
----------------------         ----------      --------------     ----------------------        -------------       -------------

Douglas T. Williams            Trustee         Term: Indefinite   Executive Vice President      10                  None
Age: 60                                        Elected: 7/99      of Chase Manhattan Bank,
P.O. Box 5049                                                     1987 to 1999. Mr.
Boston, MA 02206                                                  Williams retired in 1999.


OFFICERS:

Kathleen C. Cuocolo            President       Term: Indefinite   Executive Vice President      --                   --
Age: 49                                        Elected: 5/00      of State Street Bank and
Two Avenue de Lafayette                                           Trust Company since
Boston, MA 02111                                                  2000; and Senior Vice
                                                                  President of State Street
                                                                  Bank and Trust Company,
                                                                  1982 to 2000.

Janine L. Cohen                Treasurer       Term: Indefinite   Senior Vice President of      --                   --
Age: 48                                        Elected: 5/00      State Street Bank and
Two Avenue de Lafayette                                           Trust Company since
Boston, MA 02111                                                  2001; and Vice President
                                                                  of State Street Bank and
                                                                  Trust Company, 1992 to
                                                                  2000.

Julie A. Tedesco               Secretary       Term: Indefinite   Vice President and            --                   --
Age: 44                                        Elected: 5/00      Counsel of State Street
One Federal Street                                                Bank and Trust Company
Boston, MA 02110                                                  since 2000; and Counsel
                                                                  of First Data Investor
                                                                  Services Group, Inc.,
                                                                  1994 to 2000.

K. David James                 Assistant       Term: Indefinite   Associate Counsel of          --                   --
Age: 31                        Secretary       Elected: 9/01      State Street Bank and
One Federal Street                                                Trust Company since
Boston, MA 02110                                                  2000, and 1998 to 1999;
                                                                  Paralegal Manager of
                                                                  PFPC Inc., 1999 to 2000;
                                                                  and Legal Manager of
                                                                  Fidelity Investments,
                                                                  1996 to 1998.

         REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street MSCI(R) EAFE(R) Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of futures contracts, of the State Street MSCI(R) EAFE(R) Index Portfolio (one of the portfolios constituting State Street Master Funds) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from November 13, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street MSCI(R) EAFE(R) Index Portfolio of State Street Master Funds at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from November 13, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Boston, Massachusetts
February 8, 2002